UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05742

BlackRock FundsSM

(Exact name of registrant as specified in charter)

100 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds	BLACKROCK
Equity Portfolios

ANNUAL REPORT | SEPTEMBER 30, 2006

Investment Trust

Legacy

Mid-Cap Value Equity

Mid-Cap Growth Equity

Aurora

Small/Mid-Cap Growth

Small Cap Value Equity

Small Cap Core Equity

Small Cap Growth Equity

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

Health Sciences Opportunities

U.S. Opportunities

Global Opportunities

International Opportunities

Asset Allocation

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
Investment Trust	2-3
Legacy	4-5
Mid-Cap Value Equity	6-7
Mid-Cap Growth Equity	8-9
Aurora	10-11
Small/Mid-Cap Growth	12-13
Small Cap Value Equity	14-15
Small Cap Core Equity	16-17
Small Cap Growth Equity	18-19
Global Science & Technology Opportunities	20-21
Global Resources	22-23
All-Cap Global Resources	24-25
Health Sciences Opportunities (formerly Health Sciences)	26-27
U.S. Opportunities	28-29
Global Opportunities	30-31
International Opportunities	32-33
Asset Allocation	34-35
Note on Performance Information	36-37
Schedules of Investments	38-101
Key To Investment Abbreviations	102
Portfolio Financial Statements
Statements of Assets and Liabilities	103-108
Statements of Operations	109-111
Statements of Changes in Net Assets	113-119
Financial Highlights	121-142
Notes to Financial Statements	143-188
Report of Independent Registered Public Accounting Firm	189
Fund Management	190-195
Additional Information	196-202

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

INVESTMENT TRUST PORTFOLIO

Total Net Assets (9/30/06): $1.2 billion

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large- and medium-capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to the S&P 500® Index.

Recent Portfolio Management Activity:

•	All share classes underperformed the benchmark for the annual period.

•	The U.S. equity market, as measured by the S&P 500® Index, advanced 10.8% for the fiscal year, with the strongest performance occurring in the third quarter of 2006. Reversing a trend seen over the past few years, large cap stocks outpaced small cap stocks by almost 1% on the year. This trend was particularly strong in the last quarter as large caps outpaced small caps by over 5%. Continuing a trend seen over the past six years, value continued to outperform growth in the large cap space with value stocks, as measured by the Russell 1000® Value Index, up 14.6%, while the Russell 1000® Growth Index was up 6.0%. Over the past 10 years, large cap value stocks have outperformed large cap growth by 5.7% on an annualized basis.

•	From a sector perspective, performance for this year revealed a significant reversal from what had occurred in the prior year. The three weakest sectors last year (telecommunications, financials and materials) were all up more the 15% this year, while two sectors that drove the positive returns of the prior year (energy and utilities) were barely positive — both up less than 2%.

•	The Portfolio’s multifactor stock-selection model struggled during the first half of the fiscal year as investors seemed to be more focused on broader macro concerns like the price of oil, inflation and the level of interest rates. On an encouraging note, the model started to gain traction during the second half of the year. Within the model, the Valuation factors were weak through the first half of the year, but improved dramatically over the latter half of the year. The Earnings Expectations factors were flat for most of the year. The most predictive factors for the year included Earnings Surprise, Forecast Estimate Dispersion and Cash Flow to Price. Offsetting those factors were weak returns from the Revisions Down, Return on Equity and Book to Price factors.

•	From a sector perspective, on a relative basis, the healthcare and consumer cyclical sectors were the best performing during the year. In healthcare, our positions in Merck and Becton Dickinson led the way. In the consumer cyclicals sector, our position in American Eagle Outfitters drove solid relative returns. The weakest sectors for the year included energy, industrials, technology and transportation. Our position in Patterson-UTI Energy, coupled with our avoidance of low-ranked Schlumberger, led to difficulty in the energy sector. The timing of our positions in stocks like ITT Corp., Caterpillar and McAfee, coupled with our avoidance of Boeing and United Technologies, led to the underperformance in the industrials and technology sectors. Lastly, our positions in Con-Way Inc. and YRC Worldwide led to the disappointing returns in the transportation space.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT TRUST PORTFOLIO

AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	8.31%	12.65%	5.81%	5.74%
Service Class	7.98%	12.35%	5.50%	5.43%
Investor A Class (Load Adjusted)	1.59%	9.99%	4.10%	4.65%
Investor A Class (NAV)	7.82%	12.18%	5.33%	5.27%
Investor B Class (Load Adjusted)	2.62%	10.41%	4.25%	4.48%
Investor B Class (NAV)	7.12%	11.35%	4.59%	4.48%
Investor C Class (Load Adjusted)	6.03%	11.38%	4.58%	4.48%
Investor C Class (NAV)	7.03%	11.38%	4.58%	4.48%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13 /93; SERVICE SHARES, 9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR C SHARES, 9/27/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

INVESTMENT TRUST PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

General Electric Co.	3.3%
Bank of America Corp.	3.1
Pfizer, Inc.	2.6
Exxon Mobil Corp.	2.4
J.P. Morgan Chase & Co.	2.2
International Business Machines Corp.	1.9
Cisco Systems	1.9
Citigroup, Inc.	1.8
Microsoft Corp.	1.7
Intel Corp.	1.7

Total	22.6%

Top Ten Industries (% of long-term investments)

Banks	9.1%
Oil & Gas	9.0
Manufacturing	8.9
Pharmaceuticals	6.4
Insurance	6.2
Finance	6.0
Telecommunications	5.6
Retail Merchandising	5.4
Computer & Office Equipment	5.1
Computer Software & Services	4.7

Total	66.4%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,031.70	1,030.80	1,029.90	1,025.80	1,025.80	1,021.09	1,019.92	1,019.11	1,015.30	1,015.30
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.92	5.09	5.90	9.70	9.70	3.91	5.08	5.89	9.70	9.70

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.77%, 1.00%, 1.16%, 1.91%, and 1.91% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

LEGACY PORTFOLIO

Total Net Assets (9/30/06): $249.0 million

Performance Benchmark:

Russell 1000® Growth Index

Investment Approach:

Seeks long-term growth of capital by investing at least 80% of total assets in common and preferred stock, as well as securities that are convertible into common and preferred stock, of mid- and large-capitalization companies. The Portfolio searches for fundamentally sound companies with strong management, superior earnings growth prospects and attractive valuations. The fund management team uses bottom-up stock selection as the primary driver of returns, with an emphasis on large companies that exhibit stable growth and accelerated earnings.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2006.

•	Despite volatility, U.S. equity markets generated strong gains during the period, evidenced by the near 10.8% return registered by the S&P 500® Index. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. From a size perspective, there was little disparity in performance, as large-cap stocks and small-cap stocks ended the annual period with comparable returns. Style, however, did have a notable impact on performance, as value significantly outperformed growth across the market-capitalization spectrum.

•	During the annual period, the Russell 1000® Growth Index posted a gain of 6.04%. At the sector level, telecommunication services, financials and materials provided performance leadership, while energy was the sole sector to exhibit a decline within the Index. The BlackRock Legacy Portfolio trailed the benchmark in this environment. Strong stock selection in information technology and materials was not enough to offset weakness within the energy and consumer discretionary sectors.

•	Holdings within the information technology sector significantly outpaced those in the benchmark during the one-year period. At the stock level, Google Inc. was the top individual contributor to both absolute and benchmark relative gains. The internet services firm benefited from its leadership position among search engines and has continued to capture an increasing share of advertising dollars that were historically budgeted for radio and/or print publications. Positions in Freescale Semiconductor Inc., Cognizant Technology Solutions Corporation and Hewlett-Packard also provided sizable positive contributions.

•	Conversely, stock selection in the consumer discretionary sector created a substantial drag on return comparisons during the period. Our position in Chico’s FAS Inc. was the most notable detractor, as shares of the specialty retailer were negatively impacted by disappointing financial results in the first half of 2006. Other detractors within consumer discretionary included positions in Kohl’s Corporation and XM Satellite Radio.

•	Our active sector exposures shifted throughout the period as a result of stock-specific buy/sell decisions and the performance of underlying holdings. The largest changes occurred within the industrials, healthcare and consumer sectors. We gradually increased our exposure to industrials, adding to positions poised to benefit from positive trends in aerospace and commercial construction spending. In healthcare, company-specific decisions led to a reduction of our overall exposure to the sector. Lastly, we eliminated several consumer discretionary names in early 2006, while increasing exposure to a number of high-quality, stable growers in the more defensive consumer staples arena. At period-end, we were largely overweight in the telecommunication services, industrials and financials sectors, while we maintained a significant underweight in the consumer discretionary, healthcare and information technology sectors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LEGACY

PORTFOLIO AND THE RUSSELL 1000® GROWTH INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	5.07%	9.58%	5.57%	4.68%
Service Class	4.71%	9.25%	5.24%	4.31%
Investor A Class (Load Adjusted)	(1.36)%	7.10%	4.01%	3.61%
Investor A Class (NAV)	4.63%	9.25%	5.24%	4.31%
Investor B Class (Load Adjusted)	(0.67)%	7.45%	4.15%	3.55%
Investor B Class (NAV)	3.83%	8.45%	4.48%	3.55%
Investor C Class (Load Adjusted)	2.91%	8.48%	4.50%	3.56%
Investor C Class (NAV)	3.91%	8.48%	4.50%	3.56%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12/31/97; INVESTOR A SHARES, 12/31/97; INVESTOR C SHARES, 12/31/97; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

LEGACY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Honeywell International, Inc.	4.3%
American Express Co.	3.7
The Procter & Gamble Co.	3.7
Google, Inc. - Class A	3.4
Corning, Inc.	3.4
United Technologies Corp.	3.2
Hewlett-Packard Co.	3.0
Merck & Co., Inc.	2.7
PepsiCo, Inc.	2.7
Cisco Systems, Inc.	2.5

Total	32.6%

Top Ten Industries (% of long-term investments)

Manufacturing	17.2%
Pharmaceuticals	12.0
Computer Software & Services	11.8
Finance	10.5
Computer & Office Equipment	7.6
Retail Merchandising	6.5
Telecommunications	5.9
Aerospace	5.6
Oil & Gas	3.7
Soaps & Cosmetics	3.7

Total	84.5%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	977.70	975.70	975.70	972.00	972.10	1,020.58	1,018.05	1,018.15	1,014.34	1,014.69
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.31	6.79	6.69	10.38	10.04	4.42	6.95	6.85	10.66	10.31

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.87%, 1.37%, 1.35%, 2.10%, and 2.03% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

MID - CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/06): $842.9 million

Performance Benchmark:

Russell Midcap® Value Index

Investment Approach:

Seeks long-term capital appreciation by investing primarily in mid-capitalization stocks believed by the portfolio management team to be worth more than is indicated by current market prices. The Portfolio normally invests at least 80% of assets in equity securities issued by U.S. mid capitalization value companies. The Portfolio defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index. The portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	All share classes underperformed the benchmark for the annual period.

•	Although volatile, the domestic equity markets closed the one-year period ended September 30, 2006, with respectable gains. From a size perspective, there was little disparity in performance as large cap stocks and small cap stocks ended the annual period with comparable returns. Style, however, did have a notable impact on performance as value significantly outperformed growth across the market capitalization spectrum. Within the Portfolio’s benchmark, the Russell Midcap® Value Index, materials and consumer staples were among the strongest-performing sectors, while energy was the lone sector in negative territory.

•	The Portfolio posted solid absolute returns during the annual period, led by holdings in the healthcare, industrials and financials sectors. On a relative basis, holdings in the consumer discretionary and healthcare sectors were most beneficial to returns versus the benchmark Russell Midcap® Value Index. However, these gains were offset by relative weakness in energy and materials.

•	Continued economic growth and a robust housing market were among the key factors supporting strength in consumer spending during the period. Retailers, restaurants, hotels and gaming-related names were among the primary beneficiaries as Americans were increasingly willing to part with their discretionary income. In this environment, stock selection within the consumer discretionary sector added the greatest value relative to the Russell Midcap® Value Index. The Portfolio’s holdings in the specialty retail area, including PETCO Animal Supplies, OfficeMax and Talbots, were particularly additive. In healthcare, stock selection, particularly among equipment & supply manufacturers, healthcare providers and pharmaceutical names, proved to be the key driver of sector outperformance. Portfolio holding Andrx Group was among the key contributors as the company announced its pending acquisition by Watson Pharmaceuticals at a significant premium. The Portfolio also benefited from an overweight position in the industrials sector, particularly among aerospace & defense and electrical equipment names.

•	The energy sector was highly volatile during the period as crude oil prices peaked above $77/barrel in July 2006 before closing the period under $63/barrel. Although stock selection among equipment service names added value, these relative gains were surrendered to the negative effects of an overweight in the sector and disappointing stock selection among exploration & production companies. Specifically, coal producers Massey Energy and Consol Energy came under selling pressure as slackening demand and growing inventories prompted a broad sell-off among coal-related stocks. In the materials sector, relative performance suffered from stock selection among paper & forest products producers and an underweight to metals & mining names.

•	Portfolio positioning and sector allocation relative to the benchmark Russell Midcap® Value Index are driven primarily by bottom-up stock selection. The portfolio management team conducts fundamental research to identify the most attractive investment candidates among mid capitalization companies. During the period covered by this report, this process resulted in modest overweights in consumer discretionary, industrials and energy, and underweights in financials, utilities and information technology.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE EQUITY PORTFOLIO

AND THE RUSSELL MIDCAP® VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	10.77%	19.93%	15.06%	13.18%
Service Class	10.45%	19.60%	14.71%	12.86%
Investor A Class (Load Adjusted)	4.22%	17.27%	13.37%	12.20%
Investor A Class (NAV)	10.56%	19.62%	14.72%	12.86%
Investor B Class (Load Adjusted)	5.23%	17.88%	13.65%	12.02%
Investor B Class (NAV)	9.63%	18.71%	13.89%	12.02%
Investor C Class (Load Adjusted)	8.66%	18.72%	13.90%	12.05%
Investor C Class (NAV)	9.63%	18.72%	13.90%	12.05%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 8/25/86; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05; SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

MID - CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

XL Capital Ltd.	2.0%
Questar Corp.	2.0
Equitable Resources, Inc.	1.9
Endurance Specialty Holdings, Ltd.	1.8
Amdocs Ltd.	1.8
Supervalu, Inc.	1.8
Simon Property Group, Inc. (REIT)	1.7
CIT Group, Inc.	1.6
ProLogis (REIT)	1.6
Edison International	1.6

Total	17.8%

Top Ten Industries (% of long-term investments)

Energy & Utilities	11.0%
Oil & Gas	7.9
Retail Merchandising	7.6
Insurance	7.5
Finance	7.2
Banks	6.9
Business Services	5.7
Real Estate	4.6
Metal & Mining	3.4
Manufacturing	3.4

Total	65.2%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,024.00	1,022.00	1,022.90	1,018.00	1,018.00	1,019.92	1,018.65	1,018.65	1,014.85	1,014.85
Expenses Incurred During Period (4/01/06 - 9/30/06)	5.07	6.34	6.34	10.12	10.12	5.08	6.35	6.35	10.15	10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.00%, 1.25%, 1.25%, 2.00%, and 2.00% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

MID - CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/06): $400.3 million

Performance Benchmark:

Russell Midcap® Growth Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. These companies are generally defined as those with market capitalizations comparable in size to the companies listed in the Russell Midcap® Growth Index (between approximately $996 million and $18.4 billion as of December 31, 2005). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team employs a bottom-up investment style, whereby security selection is based upon fundamental analysis of earnings, cash flows, competitive position and management’s abilities.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark’s return during the year ended September 30, 2006.

•	Corporations continued to post double-digit profit gains during the past year as relatively low interest rates, combined with solid U.S. and global economic growth, enabled a favorable environment for U.S. companies across the size spectrum. Interest rate increases and fears of a collapse in the U.S. housing market, however, dampened the enthusiasm and led overall returns to come in below the corresponding increases in earnings.

•	Most notably, the Portfolio’s overweight positioning and stock selection in energy contributed to the underperformance relative to the Russell Midcap® Growth Index. Both oil and natural gas prices declined during the annual period, causing energy to post the only negative sector return within the Index. Additionally, coal producers Massey Energy Company and CONSOL Energy Inc. performed poorly due to production issues, as well as softening demand given the relative attractiveness of natural gas as a power source.

•	Despite excellent results in the pharmaceuticals industry, overall stock selection in the healthcare sector negatively impacted relative returns as well. Kinetic Concepts Inc. declined during the period after losing a patent infringement suit, which consequently opened the door to competition for its wound therapy device. Biotechnology holding Martek Biosciences Corporation, and healthcare provider Omnicare Inc., also performed poorly during the period.

•	The information technology sector, on the other hand, produced the greatest absolute and relative gains in the Portfolio. Stock selection benefit came from multiple industries, including semiconductors & semiconductor equipment, software, and internet software & services. Freescale Semiconductor Inc. added the most value, surging prior to and after announcing its acquisition by a private-equity consortium. Other top performers included Polycom Inc., a maker of video and teleconferencing equipment, and Amdocs, a provider of customer management software and services.

•	During the year, we increased our weightings in the industrials and financials sectors, while paring back the Portfolio’s exposure to healthcare and energy. As we entered the first quarter of the 2007 fiscal year, the Portfolio maintained a sizeable overweight in information technology, which was spread over a diverse group of companies. The largest underweight at this time was in the consumer discretionary sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL MIDCAP® GROWTH INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	3.75%	12.68%	7.66%	8.98%
Service Class	3.29%	12.37%	7.34%	8.65%
Investor A Class (Load Adjusted)	(2.78)%	10.01%	5.89%	7.80%
Investor A Class (NAV)	3.16%	12.21%	7.16%	8.45%
Investor B Class (Load Adjusted)	(2.06)%	10.45%	6.06%	7.69%
Investor B Class (NAV)	2.44%	11.40%	6.37%	7.69%
Investor C Class (Load Adjusted)	1.44%	11.40%	6.37%	7.69%
Investor C Class (NAV)	2.44%	11.40%	6.37%	7.69%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12 /27/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

MID - CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Amdocs Ltd.	3.0%
Harris Corp.	2.3
Caremark Rx, Inc.	2.3
Amphenol Corp.	2.1
TJX Cos., Inc.	2.1
Varian Medical Systems, Inc.	2.0
Freescale Semiconductor, Inc. - Class B	2.0
Fisher Scientific International, Inc.	2.0
Ceridian Corp.	2.0
IDEX Corp.	1.9

Total	21.7%

Top Ten Industries (% of long-term investments)

Computer Software & Services	11.0%
Telecommunications	8.5
Medical & Medical Services	8.1
Oil & Gas	7.5
Retail Merchandising	6.5
Medical Instruments & Supplies	6.3
Electronics	6.3
Semiconductors & Related Devices	5.1
Entertainment & Leisure	4.8
Business Services	3.9

Total	68.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	932.90	931.10	930.20	926.60	926.60	1,019.77	1,017.23	1,016.93	1,013.17	1,013.07
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.99	7.41	7.69	11.25	11.35	5.23	7.77	8.07	11.83	11.93

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.03%, 1.53%, 1.59%, 2.33%, and 2.35% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

AURORA PORTFOLIO

Total Net Assets (9/30/06): $2.0 billion

Performance Benchmark:

Russell 2500TM Value Index

Investment Approach:

Seeks high total return, consisting principally of capital appreciation, by investing at least 80% of its total assets in small and mid capitalization common and preferred stocks and securities convertible into common and preferred stock. The Portfolio considers issuers of small and mid capitalization value stocks to be companies that are comparable in size to the companies in the Russell 2500TM Value Index or a similar index. In choosing among small and mid capitalization stocks, the management team takes a value approach, searching for those companies that appear to be trading below their true worth.

Recent Portfolio Management Activity:

•	All share classes underperformed the benchmark for the annual period.

•	Although volatile, the domestic equity markets closed the one-year period ended September 30, 2006 with respectable gains. From a size perspective, there was little disparity in performance as large cap stocks and small cap stocks ended the annual period with comparable returns. Style, however, did have a notable impact on performance as value significantly outperformed growth across the market capitalization spectrum. Within the Portfolio’s benchmark, the Russell 2500TM Value Index, telecommunications services, industrials and materials were among the strongest performing sectors, while energy was the lone sector in negative territory.

•	The Portfolio posted solid absolute returns during the annual period, led by holdings in the consumer discretionary, telecommunications services and financials sectors. On a relative basis, holdings in the consumer discretionary sector benefited returns versus the benchmark. However, these gains were overshadowed by relative weakness in energy and financials.

•	Continued economic growth and a robust housing market were among the key factors supporting strength in consumer spending during the period. Retailers, restaurants, hotels and gaming-related names were among the primary beneficiaries as Americans were increasingly willing to part with their discretionary income. In this environment, stock selection within the consumer discretionary sector added the greatest value relative to the Russell 2500TM Value Index. Specialty retailers held in the Portfolio, including Abercrombie & Fitch, Talbots and Ann Taylor Stores, were among the primary contributors as each experienced solid gains. The Portfolio also benefited from continued merger & acquisition activity within the sector. For example, PETCO Animal Supplies was acquired by a private equity group at a 49% premium during the annual period. Stock selection among apparel manufacturers also proved to be a source of relative strength during the period. Specific contributors included VF Corp., Polo Ralph Lauren and Phillips-Van Heusen.

•	The energy sector was highly volatile during the period as crude oil prices peaked at $78.53 per barrel to below $60.00 per barrel before finishing the quarter in the low $60s range. Within the sector, stock selection and an overweight, particularly among exploration & production companies, resulted in unfavorable sector comparisons. Additionally, despite the positive impact of an overweight to capital markets names and stock selection among commercial banks, the Portfolio’s underweight to Real Estate Investment Trusts (REITs) hampered return comparisons in the financials sector. Weakness in insurance holdings also detracted from relative performance in financials as the Portfolio held several property & casualty reinsurance companies that were negatively impacted by claims stemming from the unusually active hurricane season in the Gulf Coast in 2005. Looking ahead, we expect our portfolio of reinsurance names to benefit from an aggressive pricing environment, lowered overall risk and a return to more normal claims levels due to moderate hurricane activity this year.

•	Portfolio positioning and sector allocation relative to the benchmark Russell 2500TM Value Index are driven primarily by bottom-up stock selection. The portfolio management team conducts fundamental research to identify the most attractive investment candidates among small and mid capitalization companies. During the period covered by this report, this process resulted in overweights in consumer discretionary, industrials and healthcare, and underweights in financials, utilities and materials. These sector allocations had a negative impact on the Portfolio’s relative return for the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AURORA PORTFOLIO,

AND THE RUSSELL 2500TM VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.40%	13.96%	12.79%	16.29%
Service Class	2.96%	13.58%	12.41%	15.90%
Investor A Class (Load Adjusted)	(2.99)%	11.35%	11.08%	15.22%
Investor A Class (NAV)	2.95%	13.58%	12.40%	15.90%
Investor B Class (Load Adjusted)	(1.51)%	11.83%	11.34%	15.05%
Investor B Class (NAV)	2.18%	12.76%	11.60%	15.05%
Investor C Class (Load Adjusted)	1.34%	12.76%	11.59%	15.05%
Investor C Class (NAV)	2.16%	12.76%	11.59%	15.05%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 2/13/95; INVESTOR A SHARES, 2/13/95; INVESTOR C SHARES, 2/13/95; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

10

AURORA PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Affiliated Managers Group, Inc.	3.4%
Piper Jaffray Cos., Inc.	3.0
The Brink’s Co.	2.8
Supervalu, Inc.	2.7
The Hanover Insurance Group, Inc.	2.3
Amphenol Corp.	2.1
Hain Celestial Group, Inc.	2.1
Polo Ralph Lauren Corp.	2.0
Phillips-Van Heusen Corp.	1.9
The Talbots, Inc.	1.9

Total	24.2%

Top Ten Industries (% of long-term investments)

Retail Merchandising	10.8%
Manufacturing	9.5
Banks	6.9
Insurance	6.5
Energy & Utilities	6.1
Business Services	5.7
Real Estate	5.5
Entertainment & Leisure	5.1
Computer Software & Services	4.4
Finance	4.3

Total	64.8%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional	Service	Investor	Investor	Investor	Institutional	Service	Investor	Investor	Investor
	Class	Class	A Class	B Class	C Class	Class	Class	A Class	B Class	C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	963.40	960.90	960.90	957.40	957.10	1,019.97	1,017.79	1,017.74	1,013.88	1,013.88
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.87	6.98	7.03	10.75	10.74	5.03	7.21	7.26	11.12	11.12

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.99%, 1.42%, 1.43%, 2.19%, and 2.19% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

SMALL/MID - CAP GROWTH PORTFOLIO

Total Net Assets (9/30/06): $273.6 million

Performance Benchmark:

Russell 2500TM Growth Index

Investment Approach:

Seeks to provide growth of capital by investing at least 80% of its total assets in small-capitalization and mid-capitalization companies. The Portfolio views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. The Portfolio generally defines small- and mid-capitalization companies as those that have similar market capitalizations to those in the Russell 2500TM Growth Index or a similar index. The management team uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy.

Recent Portfolio Management Activity:

•	The Institutional share class of the Portfolio outperformed the Russell 2500TM Growth Index for the annual period. The other share classes underperformed the benchmark for the annual period.

•	Corporations continued to post double-digit profit gains during the past year as relatively low interest rates combined with solid U.S. and global economic growth enabled a favorable environment for U.S. companies across the market-capitalization spectrum. Interest rate increases and fears of a collapse in the U.S. housing market, however, dampened the enthusiasm and led overall returns to come in below the corresponding increases in earnings.

•	Strong stock selection in the healthcare and information technology sectors was offset by the Portfolio’s underweight in financials and investments in energy. Stock selection in healthcare was a major contributor to the Portfolio’s absolute and relative returns for the year. Our holdings in the pharmaceuticals, biotechnology and healthcare equipment & supplies industries accounted for the majority of the gains, as Noven Pharmaceuticals, Digene and Hologic all performed exceptionally well. The information technology sector also produced good results in the Portfolio, highlighted by favorable stock selection in multiple industries, including Internet software & services, communications equipment and software. SonicWALL, a top Portfolio holding during much of the year, was the greatest single contributor to returns, climbing more than 70%. Other top performers included Polycom, a maker of video and teleconferencing equipment, and Amdocs, a provider of customer management software and services. Sector positioning combined with poor stock selection in the exploration & production industry to produce underperformance in the energy sector. Coal producers Massey Energy, Consol Energy and Alpha Natural Resources performed poorly due to production issues and the relative attractiveness of natural gas as a source of power. The Portfolio’s substantial underweight in the financials sector also hurt relative return comparisons as the sector was one of the best performers during this period. In particular, a lack of exposure to real estate investment trusts hindered the Portfolio, as this industry returned 15% for the year.

•	During the year, we increased the Portfolio’s weightings in financials and industrials, while paring back exposure to consumer discretionary and energy. At the start of the first quarter of fiscal 2007, the Portfolio had a significant overweight in the information technology sector. This position is spread over a diverse group of companies. The largest underweight at this time was in the consumer discretionary sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL/MID-CAP GROWTH PORTFOLIO

AND THE RUSSELL 2500TM GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	6.63%	10.11%	10.94%	8.83%
Service Class	6.38%	9.80%	10.65%	8.52%
Investor A Class (Load Adjusted)	0.22%	7.65%	9.34%	7.88%
Investor A Class (NAV)	6.31%	9.80%	10.65%	8.52%
Investor B Class (Load Adjusted)	1.02%	8.00%	9.56%	7.76%
Investor B Class (NAV)	5.52%	8.99%	9.84%	7.76%
Investor C Class (Load Adjusted)	4.43%	8.97%	9.85%	7.78%
Investor C Class (NAV)	5.43%	8.97%	9.85%	7.78%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 10/4/93; INVESTOR A SHARES, 2/1/94; INVESTOR C SHARES, 2/1/94; INVESTOR B SHARES, 1/1/99 AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

SMALL/MID - CAP GROWTH PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

SonicWALL, Inc.	3.0%
Digene Corp.	2.3
Amdocs Ltd.	2.2
Wright Medical Group, Inc.	2.0
CKX, Inc.	1.9
American Tower Corp.- Class A	1.9
Endo Pharmaceuticals Holdings, Inc.	1.9
Polycom, Inc.	1.9
IHS, Inc.	1.8
Noven Pharmaceuticals, Inc.	1.8

Total	20.7%

Top Ten Industries (% of long-term investments)

Computer Software & Services	15.4%
Medical & Medical Services	10.5
Business Services	9.3
Medical Instruments & Supplies	7.8
Telecommunications	7.6
Semiconductors & Related Devices	6.2
Oil & Gas	5.3
Manufacturing	4.3
Pharmaceuticals	4.1
Finance	3.6

Total	74.1%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	938.30	937.10	937.10	933.00	932.50	1,020.18	1,018.05	1,018.15	1,014.34	1,014.34
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.62	6.65	6.56	10.18	10.17	4.82	6.95	6.85	10.66	10.66

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.95%, 1.37%, 1.35%, 2.10%, and 2.10% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

SMALL CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/06): $84.7 million

Performance Benchmark:

Russell 2000® Value Index

Investment Approach:

Seeks long-term capital appreciation by investing in small capitalization stocks of companies believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	Although volatile, the domestic equity markets closed the one-year period ending September 30, 2006 with respectable gains. There was little disparity in performance among market capitalization classes as large- and small-cap stocks posted comparable returns during the period. Style, however, did have a notable impact on performance as value significantly outperformed growth across the market capitalization spectrum. Within the Portfolio’s benchmark, the Russell 2000® Value Index, continued economic strength drove gains in the industrials and materials sectors, while plummeting energy prices late in the period pushed the performance of the energy sector into negative territory.

•	The Portfolio recorded positive absolute returns during the annual period, led by our holdings in the healthcare, industrials and materials sectors. On a relative basis, weak stock selection in information technology and financials had a negative impact, while our holdings in the healthcare, consumer discretionary and industrials sectors enhanced the performance versus the benchmark Russell 2000® Value Index.

•	Stock selection in information technology hindered relative performance during the period. Additionally, despite the positive impact of capital markets and thrift and mortgage finance holdings, the Portfolio’s underweight in real estate investment trusts (REITs), along with weak security selection in insurance, resulted in an unfavorable relative return in the financials sector. Notably, we held shares of several property and casualty reinsurance companies that were hurt by the unusually active hurricane season in the Gulf Coast region in 2005.

•	In the healthcare sector, solid stock selection, particularly among equipment and supply manufacturers and healthcare providers, proved to be a key driver of the Portfolio’s outperformance versus the benchmark. Stock selection among pharmaceuticals was also positive. Continued strength in consumer spending helped the Portfolio’s holdings in PETCO Animal Supplies, Inc., OfficeMax Inc., and The Talbots, Inc. to post significant gains. In the industrials sector, expanded profit margins for American Commercial Lines, Inc., a marine shipper and barge and towboat manufacturer, helped to enhance the Portfolio’s relative return.

•	Our portfolio positioning and sector allocation relative to the benchmark Russell 2000® Value Index are driven primarily by bottom-up stock selection. The portfolio management team conducts fundamental research to identify the most attractive investment candidates among small-capitalization companies. During the past 12 months, this process resulted in overweight positions relative to the benchmark Russell 2000® Value Index in the consumer discretionary, industrials and healthcare sectors, and underweights in financials, information technology and materials. These sector allocations had a negative impact on the Portfolio’s relative return for the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE EQUITY PORTFOLIO

AND THE RUSSELL 2000® VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	9.61%	16.93%	13.77%	11.18%
Institutional Class	9.81%	17.03%	13.83%	11.21%
Service Class	9.45%	16.67%	13.48%	10.88%
Investor A Class (Load Adjusted)	3.09%	14.33%	12.04%	10.10%
Investor A Class (NAV)	9.40%	16.62%	13.37%	10.75%
Investor B Class (Load Adjusted)	4.63%	14.96%	12.33%	9.90%
Investor B Class (NAV)	8.46%	15.71%	12.51%	9.90%
Investor C Class (Load Adjusted)	7.71%	15.74%	12.51%	9.91%
Investor C Class (NAV)	8.56%	15.74%	12.51%	9.91%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID # FOR THE NEW ACCT WILL BE THE SAME AS THAT FOR A CURRENT ACCT AND (II) 401(K), 403(B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 10/1/96; AND BLACKROCK SHARES, 4/12/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

SMALL CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Piper Jaffray Cos., Inc.	2.9%
DJ Orthopedics, Inc.	2.9
Washington Group International, Inc.	2.4
The Brink’s Co.	2.4
The Hanover Insurance Group, Inc.	2.0
Aspen Insurance Holdings Ltd.	1.8
Hain Celestial Group, Inc.	1.7
Polycom, Inc.	1.6
First Midwest Bancorp, Inc.	1.6
Platinum Underwriters Holdings Ltd.	1.6

Total	20.9%

Top Ten Industries (% of long-term investments)

Banks	11.2%
Retail Merchandising	7.8
Insurance	6.3
Entertainment & Leisure	5.9
Real Estate	5.4
Manufacturing	5.1
Computer Software & Services	5.1
Oil & Gas	4.9
Security Brokers & Dealers	4.8
Medical Instruments & Supplies	4.3

Total	60.8%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	989.70	991.20	989.50	988.70	985.20	985.20	1,019.21	1,020.53	1,018.40	1,018.15	1,013.88	1,013.78
Expenses Incurred During Period (4/01/06 - 9/30/06)	5.69	4.39	6.48	6.73	10.90	11.00	5.79	4.47	6.60	6.85	11.12	11.22

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.14%, 0.88%, 1.30%, 1.35%, 2.19%, and 2.21% for BlackRock, the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

15

SMALL CAP CORE EQUITY PORTFOLIO

Total Net Assets (9/30/06): $82.4 million

Performance Benchmark:

Russell 2000® Index

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 80% of assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	Although volatile, the domestic equity markets closed the one-year period ended September 30, 2006, with respectable gains. There was little disparity in performance among market-capitalization classes as large- and small-cap stocks posted comparable returns during the period. Style, however, did have a notable impact on performance as value significantly outperformed growth across the market-capitalization spectrum. Within the Russell 2000® Index, the Portfolio’s benchmark, telecommunication services and materials were among the strongest-performing sectors, while plummeting energy prices late in the period pushed the performance of the energy sector into negative territory.

•	The Portfolio recorded positive absolute returns during the fiscal year, led by our holdings in the consumer staples, healthcare and materials sectors. On a relative basis, weak stock selection in information technology and financials had a negative effect, while our holdings in healthcare and industrials enhanced performance versus the benchmark Russell 2000® Index.

•	In the healthcare sector, solid stock selection, particularly among equipment and supply manufacturers and healthcare providers, proved to be a key driver of the Portfolio’s outperformance relative to the benchmark. DJO Inc., an orthopedic device manufacturer, was a notable contributor as solid earnings and favorable investor reaction to the announced acquisition of Aircast, LLC pushed the company’s share price higher. Other notable contributors included HMS Holdings Corp., MWI Veterinary Supply, Inc., and Hologic, Inc. Within the industrials sector, aerospace and defense-related names added the greatest value. AAR Corp., a provider of parts and services primarily to commercial airlines, and Orbital Sciences, an aerospace company, both posted solid gains during the period. The Portfolio’s industrials sector performance also benefited from positive stock selection in commercial services, and transportation and shipping. Within these areas, Watson Wyatt Worldwide, Inc. and The Brink’s Company were among the primary contributors.

•	Stock selection in information technology had an adverse effect on relative performance during the period. Despite the positive impact of gains in our Internet and semiconductor-related holdings, weakness among software names resulted in underperformance in the sector. Net 1 UEPS Technologies, Inc. and Progress Software Corp. were among the notable detractors. In addition, although our capital markets holdings outperformed their benchmark counterparts during the period, the Portfolio’s underweight in real estate investment trusts (REITs), along with weak stock selection in insurance, resulted in the unfavorable relative return in the financials sector. During the period, we held shares of several property and casualty reinsurance companies that were negatively affected by claims stemming from the unusually active hurricane season in the Gulf Coast in 2005. Looking ahead, we anticipate that our portfolio of reinsurance company stocks should benefit from an aggressive pricing environment, lowered overall risk, and a return to more normal claims levels as a result of moderate hurricane activity thus far in 2006.

•	Our portfolio positioning and sector allocation relative to the benchmark Russell 2000® Index are driven primarily by bottom-up stock selection. The portfolio management team conducts fundamental research to identify the most attractive investment candidates among small-capitalization companies. During the past 12 months, this process resulted in overweight positions relative to the benchmark Russell 2000® Index in the consumer discretionary, energy and healthcare sectors, and underweights in financials and materials.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE EQUITY PORTFOLIO

AND THE RUSSELL 2000® INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	From Inception
Institutional Class	6.81%	16.86%	14.68%
Service Class	6.47%	16.67%	14.57%
Investor A Class (Load Adjusted)	0.15%	14.11%	12.97%
Investor A Class (NAV)	6.28%	16.38%	14.39%
Investor B Class (Load Adjusted)	0.99%	14.66%	13.60%
Investor B Class (NAV)	5.49%	15.54%	13.86%
Investor C Class (Load Adjusted)	4.55%	15.54%	13.86%
Investor C Class (NAV)	5.55%	15.54%	13.86%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

16

SMALL CAP CORE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

DJ Orthopedics, Inc.	3.5%
SkillSoft PLC - ADR	2.6
Pediatrix Medical Group, Inc.	2.2
Electronics for Imaging, Inc.	2.1
Hologic, Inc.	2.1
Platinum Underwriters Holdings Ltd.	2.0
Directed Electronics, Inc.	2.0
Forrester Research, Inc.	1.8
Vital Images, Inc.	1.8
Actuant Corp. - Class A	1.7

Total	21.8%

Top Ten Industries (% of long-term investments)

Computer Software & Services	11.6%
Manufacturing	11.1
Medical Instruments & Supplies	8.3
Banks	7.5
Business Services	6.6
Medical & Medical Services	6.6
Oil & Gas	5.8
Retail Merchandising	5.3
Semiconductors & Related Devices	3.9
Real Estate	3.9

Total	70.6%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	960.00	958.80	957.50	954.10	954.10	1,018.40	1,016.83	1,016.01	1,012.16	1,012.56
Expenses Incurred During Period (4/01/06 - 9/30/06)	6.39	7.91	8.69	12.39	12.00	6.60	8.17	8.99	12.84	12.44

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.61%, 1.77%, 2.53%, and 2.45% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

17

SMALL CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/06): $655.0 million

Performance Benchmark:

Russell 2000® Growth Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies that the fund management team believes offer superior prospects for growth. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom-up investment style and selects securities based on fundamental analysis (such as analysis of individual companies’ earnings, cash flows, competitive position and management’s abilities).

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the annual period.

•	Corporations continued to post double-digit profit gains during the past year as relatively low interest rates, combined with solid U.S. and global economic growth, enabled a favorable environment for U.S. companies across the market-capitalization spectrum. Interest rate increases and fears of a collapse in the U.S. housing market, however, dampened the enthusiasm and led overall returns to come in below the corresponding increases in earnings.

•	The Portfolio produced strong absolute and relative performance across several sectors during the annual period as a result of positive stock selection. Sector allocation was modestly negative during the period, largely due to an overweight position in energy. Stock selection in healthcare was a major contributor to the Portfolio’s success during the year. Our holdings in the pharmaceuticals and healthcare equipment & supplies industries accounted for the majority of the gains, with Noven Pharmaceuticals, Hologic and Align Technology performing exceptionally well. The information technology sector also produced excellent results in the Portfolio, with favorable stock selection in multiple industries, including Internet software & services and communications equipment. SonicWALL, a top holding in the Portfolio during much of the year, was the greatest single contributor to returns as it climbed more than 70%. Other top performers included Polycom, a maker of video and teleconferencing equipment, and SkillSoft, a provider of Web-based training services. Our holdings in the industrials sector collectively rose more than 23%, significantly outperforming the benchmark allocation. In commercial services & supplies, Watson Wyatt Worldwide, IHS Inc. and Diamond Management & Technology produced outsized gains. In addition, machinery holdings Gardner Denver and Bucyrus performed well.

•	During the year, we increased the Portfolio’s weightings in industrials and healthcare, while paring back exposure to energy and consumer discretionary. As we began the first quarter of fiscal 2007, the Portfolio held a significant overweight in the information technology sector, spread over a diverse group of companies. The largest underweight at this time was in the financials sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL 2000® GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	11.39%	16.25%	10.41%	4.96%
Service Class	11.12%	15.95%	10.10%	4.65%
Investor A Class (Load Adjusted)	4.68%	13.63%	8.69%	3.89%
Investor A Class (NAV)	11.04%	15.89%	9.99%	4.51%
Investor B Class (Load Adjusted)	5.49%	14.02%	8.83%	3.73%
Investor B Class (NAV)	9.99%	14.91%	9.11%	3.73%
Investor C Class (Load Adjusted)	9.05%	14.96%	9.14%	3.74%
Investor C Class (NAV)	10.05%	14.96%	9.14%	3.74%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/14/93; SERVICE AND INVESTOR A SHARES, 9/15/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 9/6/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

18

SMALL CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

SonicWALL, Inc.	3.0%
SkillSoft PLC - ADR	2.8
Noven Pharmaceuticals, Inc.	2.7
Digene Corp.	2.4
Watson Wyatt Worldwide, Inc.	2.3
Diamond Management & Technology Consultants, Inc.	2.1
Red Robin Gourmet Burgers, Inc.	2.0
Wright Medical Group, Inc.	1.9
CKX, Inc.	1.9
Polycom, Inc.	1.9

Total	23.0%

Top Ten Industries (% of long-term investments)

Computer Software & Services	19.5%
Medical Instruments & Supplies	9.6
Business Services	9.3
Medical & Medical Services	8.7
Manufacturing	7.7
Semiconductors & Related Devices	5.0
Entertainment & Leisure	4.4
Oil & Gas	4.3
Finance	3.8
Telecommunications	3.4

Total	75.7%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	978.20	977.10	976.50	971.00	971.60	1,020.99	1,019.77	1,019.26	1,013.78	1,014.49
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.92	5.10	5.60	10.92	10.23	4.01	5.23	5.74	11.22	10.51

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.79%, 1.03%, 1.13%, 2.21%, and 2.07% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

19

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/06): $31.4 million

Performance Benchmark:

NYSE Arca Tech 100 IndexSM

Investment Approach:

Seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multifactor screen to identify stocks that have above average return potential. The factors and weights assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the annual period.

•	U.S. equity markets generated strong gains during the annual period, with the S&P 500® Index rising 10.79%. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. The Federal Reserve Board chose to maintain the federal funds target at 5.25% and end its streak of 17 consecutive 25-basis-point increases at its meeting of August 8, and again held the rate steady at its meeting of September 20. This policy decision was further validated as moderating economic fundamentals and falling crude oil prices eased investors’ concerns over potentially accelerating inflationary pressures. Small-capitalization stocks, as represented by the Russell 2000® Index, posted their strongest first quarter performance in 15 years in early 2006 and finished the 12-month period up 9.9%. Moreover, across the market capitalization spectrum, value has outperformed growth thus far in 2006. The year-to-date style performance spread is most prominent among large-capitalization stocks. Non-U.S. equity markets have performed very well despite monetary tightening from central banks across the globe. The MSCI EAFE Index gained 19.2% over the past year as the market was stimulated by a flurry of merger-and-acquisition activity in Europe.

•	Stock selection in the semiconductor and Internet software and services industries significantly enhanced the Portfolio’s performance versus the benchmark NYSE Arca Tech 100 IndexSM for the annual period, outweighing the negative effects of the Portfolio’s exposure to these two underperforming industries. Internet software and services stocks such as Akamai Technologies Inc. and Google both were notable positive contributors to Portfolio results during the period. In the communications equipment and electronic equipment and instruments industries, Option NV and Hon Hai Precision Industry Co. were the strongest performers. Conversely, underweights in Network Appliance and Apple Computer, as well as the avoidance of strong-performing index holdings such as NCR and BMC Software, hurt the Portfolio’s relative performance.

•	Strength in the healthcare segment of the Portfolio during the annual period resulted from effective stock selection in biotechnology and an underweight versus the benchmark in healthcare equipment and supplies. A significant underweight in St. Jude Medical throughout the period contributed positively to the Portfolio’s relative return as the stock declined significantly during the first and second quarters of 2006. Conversely, an underweight in the life sciences tools and services industry hindered the Portfolio’s performance primarily because of the absence of a position in Applera Corp. – Applied Biosystems Group. Additionally, stock selection and a modest underweight in industrials aided Portfolio results. Strength from our holding in MAN AG, a Germany-based engineering group, as well as a significant weighting in Huron Consulting Group, overcame the negative effect of an underweight in Lockheed Martin, aerospace and defense company. Shares of Lockheed Martin rose sharply during the period and averaged a 2.5% weighting in the NYSE Arca Tech 100 IndexSM over the past 12 months.

•	At September 30, 2006, approximately 61% of the portfolio’s total net assets was invested in information technology. The Portfolio remains overweight versus the benchmark within this sector in communications equipment stocks in an effort to capitalize on the demand for mobility and broadband access. We modestly changed the Portfolio’s sector positioning during the third quarter of 2006 as we added to our holdings in healthcare, effectively closing an underweight. Finally, the Portfolio maintains an underweight in the information technology sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE & TECHNOLOGY

OPPORTUNITIES PORTFOLIO AND THE NYSE ARCA TECH 100 INDEXSM FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	8.93%	9.59%	10.30%	(5.02)%
Service Class	8.60%	9.26%	9.95%	(5.29)%
Investor A Class (Load Adjusted)	2.34%	7.03%	8.52%	(6.31)%
Investor A Class (NAV)	8.53%	9.17%	9.83%	(5.44)%
Investor B Class (Load Adjusted)	3.09%	7.32%	8.66%	(6.17)%
Investor B Class (NAV)	7.59%	8.32%	8.94%	(6.17)%
Investor C Class (Load Adjusted)	6.59%	8.32%	8.94%	(6.17)%
Investor C Class (NAV)	7.59%	8.32%	8.94%	(6.17)%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

20

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Oracle Corp.	2.3%
Cisco Systems, Inc.	2.1
Varian Medical Systems, Inc.	2.0
Alexion Pharmaceuticals, Inc.	1.9
Apple Computer, Inc.	1.8
Motorola, Inc.	1.7
Roche Holding AG	1.7
Akamai Technologies, Inc.	1.6
Google, Inc. - Class A	1.6
Novartis AG	1.5

Total	18.2%

Top Ten Industries (% of long-term investments)

Computer Software & Services	19.4%
Telecommunications	13.4
Pharmaceuticals	13.1
Semiconductors & Related Devices	12.1
Computer & Office Equipment	8.9
Electronics	8.6
Medical Instruments & Supplies	6.5
Manufacturing	3.8
Business Services	3.4
Aerospace	3.0

Total	92.2%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	953.60	951.50	952.40	947.40	947.40	1,017.64	1,015.96	1,015.96	1,011.40	1,010.94
Expenses Incurred During Period (4/01/06 - 9/30/06)	7.10	8.71	8.71	13.08	13.52	7.36	9.04	9.04	13.60	14.06

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.45%, 1.78%, 1.78%, 2.68%, and 2.77% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

21

GLOBAL RESOURCES PORTFOLIO

Total Net Assets (9/30/06): $953.8 million

Performance Benchmark:

Lipper Natural Resources Funds Index

S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments including stocks and bonds of companies not associated with energy or natural resources. The Portfolio may not invest more than 10% of its total assets in non-investment grade bonds. While the Portfolio tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed both of the benchmarks for the annual period.

•	Global equity markets have been strong over the past 12 months, particularly in the fourth quarter of 2005 and the third quarter of 2006. Despite the move by many central banks to raise interest rates, global growth has remained robust and moved U.S. and International equity markets higher.

•	While energy prices were at elevated levels for the majority of the fiscal year, pronounced weakness in both oil and natural gas futures in the third quarter of 2006 weighed heavily on the underlying stocks within the sector. Energy stocks sharply underperformed the broader equity market in the third quarter, resulting in the sector’s largest quarterly loss in four years. In this environment, oil prices fell from a high of $78.53 per barrel to below $60.00 per barrel before finishing the quarter in the low $60s range. Natural gas prices, which had been weaker heading into summer, plummeted from August highs above $8.00 per million cubic feet (mcf) to below $4.00 per mcf by the end of the quarter.

•	Our emphasis on and large weighting in coal-related company stocks had the greatest negative impact on the Portfolio’s absolute and relative returns during the past 12 months as several of our holdings posted significant share price declines. Given the weakness in the natural gas market that occurred late in the period, investor concerns surrounding future coal demand and pricing weighed heavily on the group.

•	Additionally, stocks of oil and gas oil exploration and production companies also struggled during the past several quarters as they have tended to trade in line with commodity prices. As more than one-third of the Portfolio’s net assets is invested in this industry, our position detracted from Portfolio performance.

•	In contrast, our holdings in gold and other precious metals stocks enhanced the absolute and relative returns for the 12-month period as metals prices continued to strengthen. As of September 30, 2006, gold prices were just below $600 per troy ounce.

•	In recent quarters, investor sentiment has clearly shifted away from the energy sector, contributing to large declines in both energy stocks and the underlying commodities. Despite this shift, our long-term outlook remains intact as we believe no material changes to longer-term fundamentals affecting the sector have occurred. Despite the call by some pundits that the energy cycle has run its course, we continue to believe it remains fully intact. The energy sector, however, remains very volatile and we feel it is imperative for investors to maintain long-term investment horizons in order to fully capture the upside implied in the sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL RESOURCES PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	(2.89)%	42.39%	34.80%	17.88%
Investor A Class (Load Adjusted)	(8.78)%	39.21%	32.69%	16.80%
Investor A Class (NAV)	(3.20)%	41.99%	34.27%	17.49%
Investor B Class (Load Adjusted)	(7.68)%	40.41%	33.24%	16.64%
Investor B Class (NAV)	(3.91)%	41.00%	33.37%	16.64%
Investor C Class (Load Adjusted)	(4.76)%	40.99%	33.40%	16.67%
Investor C Class (NAV)	(3.92)%	40.99%	33.40%	16.67%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID NUMBER FOR THE NEW ACCOUNT WILL BE THE SAME AS THAT FOR A CURRENT ACCOUNT AND (II) 401(K), 403 (B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 3/2/90; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; AND INVESTOR B SHARES, 1/1/99. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

22

GLOBAL RESOURCES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

CONSOL Energy, Inc.	7.6%
Transocean, Inc.	5.5
Diamond Offshore Drilling, Inc.	5.3
Newfield Exploration Co.	4.9
Plains Exploration & Production Co.	4.9
Arch Coal, Inc.	4.0
Peabody Energy Corp.	3.9
Massey Energy Co.	3.6
Penn Virginia Corp.	3.3
Galleon Energy, Inc. - Class A	2.9

Total	45.9%

Industries (% of long-term investments)

Oil & Gas	68.7%
Metal & Mining	25.6
Transportation	4.7
Energy & Utilities	0.7
Finance	0.2
Motor Vehicles	0.1

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	890.50	889.10	885.70	885.60	1,020.13	1,018.50	1,014.80	1,014.85
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.55	6.06	9.50	9.45	4.87	6.50	10.20	10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.96%, 1.28%, 2.01%, and 2.00% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

23

ALL-CAP GLOBAL RESOURCES PORTFOLIO

Total Net Assets (9/30/06): $768.3 million

Performance Benchmark:

Lipper Natural Resources Funds Index S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments including stocks and bonds of companies not associated with energy or natural resources. The Portfolio may not invest more than 10% of its total assets in non-investment grade bonds. The Portfolio does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

Recent Portfolio Management Activity:

•	All share classes of All-Cap Global Resources Portfolio have lagged both the S&P 500® Index and the Lipper Natural Resources Funds category average over the last 12 months.

•	Global equity markets have been strong over the course of the last year, particularly in the fourth quarter of 2005 and the third quarter of 2006. Despite the move by many central banks to raise interest rates, global growth has remained robust and moved U.S. and international markets higher.

•	While energy commodity prices were at elevated levels for the majority of the fiscal year, pronounced weakness in both oil and natural gas futures in the third quarter of 2006 weighed heavily on the underlying stocks within the sector. Energy stocks sharply underperformed the broader equity market in the third quarter, resulting in the sector’s largest quarterly loss in four years. In this environment, oil prices fell from a $78.53/barrel (bbl) high to below $60/bbl before finishing the quarter in the low $60/bbl range. Natural gas prices, which had been weaker heading into summer, plummeted from August highs above $8/million-cubic-foot (mcf) to below $4/mcf by the end of the quarter.

•	The Portfolio’s emphasis on and large weighting in coal stocks have created the largest drag on absolute and relative returns during the last 12 months as several positions posted large declines. Given the recent weakness in the natural gas market, investor concerns surrounding future coal demand and pricing weighed heavily on the group, with Massey Energy, Consol Energy and Peabody Energy posting double-digit declines.

•	Additionally, oil & gas exploration & production companies have also struggled over the last few quarters as they have tended to trade in line with commodity prices. With nearly a third of the Portfolio invested in the group, exposure has detracted from returns.

•	In contrast, security selection within oil & gas equipment & service helped absolute and relative returns. Within the strategy, companies that offer the market differentiated services, such as Core Laboratories, Veritas DGC and Input/Output, held up well in the most recent market conditions.

•	In recent quarters, investor sentiment has clearly shifted away from the energy sector, contributing to large declines in both energy stocks and the underlying commodities. Despite this shift, our long-term outlook remains intact as we believe no material changes to longer-term fundamentals affecting the sector have occurred. Despite the call by some pundits that the energy cycle has run its course, we continue to believe it remains fully intact. The energy sector, however, remains very volatile and we feel it is imperative for investors to maintain long-term investment horizons in order to fully capture the upside implied in the sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL-CAP GLOBAL RESOURCES PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P 500® INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
Institutional Class	2.14%	22.28%
Service Class	1.70%	21.73%
Investor A Class (Load Adjusted)	(3.98)%	17.36%
Investor A Class (NAV)	1.85%	21.73%
Investor B Class (Load Adjusted)	(3.38)%	18.65%
Investor B Class (NAV)	1.12%	20.86%
Investor C Class (Load Adjusted)	0.04%	20.91%
Investor C Class (NAV)	1.04%	20.91%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 02/16/2005. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

ALL-CAP GLOBAL RESOURCES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Transocean, Inc.	3.5%
Questar Corp.	3.2
Talisman Energy, Inc. - ADR	2.8
Silver Standard Resources, Inc.	2.6
CONSOL Energy, Inc.	2.5
Statoil ASA - ADR	2.4
EOG Resources, Inc.	2.4
Cairn Energy PLC	2.4
Goldcorp, Inc.	2.3
Canadian Natural Resources	2.3

Total	26.4%

Industries (% of long-term investments)

Oil & Gas	72.7%
Metal & Mining	20.0
Energy & Utilities	3.2
Food & Agriculture	1.3
Computer Software & Services	1.0
Measuring & Controlling Devices	0.9
Steel Pipe & Tubes	0.6
Manufacturing	0.3

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	937.70	936.00	936.00	932.70	932.10	1,020.03	1,018.10	1,018.15	1,014.64	1,014.59
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.76	6.60	6.55	9.88	9.93	4.97	6.90	6.85	10.36	10.41

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.98%, 1.36%, 1.35%, 2.04%, and 2.05% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

25

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/06): $884.9 million

Performance Benchmark:

Lipper Health/Biotechnology Funds Index S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of companies in health sciences and related industries. The management team expects to invest in health sciences companies comparable in size to those in the health care sector of the Russell 3000® Index or similar companies, including non-U.S. companies. In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above-average growth over the long term.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the Lipper Health/Biotechnology Funds Index but underperformed the S&P 500® Index for the annual period.

•	Despite experiencing volatility, U.S. equity markets closed the one-year period ending September 30, 2006, with respectable gains. There was little disparity in performance among market capitalization classes as large- and small-cap stocks posted comparable returns during the period. Style, however, did have a notable impact on performance, as value significantly outperformed growth across the market capitalization spectrum.

•	Cyclical sectors such as financials, materials and industrials led the markets during the period. However, sentiment began to shift back toward the more defensive healthcare company stocks during the third quarter of 2006, and the health care sector within the S&P 500® Index finished the 12-month period with a gain.

•	In this environment, all the major industry groups within the Portfolio made positive contributions to the Portfolio’s absolute return over the period. Specifically, our pharmaceutical and biotechnology holdings had the largest positive impact, posting impressive double-digit percentage returns. In comparison, our positions in healthcare providers and services, and healthcare equipment and supplies recorded significant gains but trailed the broader group.

•	Strength among our pharmaceuticals stocks was broad-based, as several of the Portfolio’s domestic and foreign holdings aided performance during the year. Stocks that made notable positive contributions to the relative return included three European firms —Roche Holding Ltd., AstraZeneca PLC and Novartis AG, as well as Merck & Co., Inc., Schering-Plough Corp. and Pfizer Inc. on the domestic side.

•	Strong stock selection in biotechnology also enhanced Portfolio performance. Small- to mid-cap companies, including Abgenix, Inc. and Alexion Pharmaceuticals, Inc., were the most significant positive contributors to Portfolio results. Shares of Abgenix rose sharply at the beginning of the period following the announcement that the company would be acquired by Amgen, Inc. Strong product development helped the performance of Alexion, as the stock benefited from good phase III results for its anemia treatment.

•	Our investments in the healthcare services and medical device areas delivered positive results, but were disappointing compared to the robust gains experienced in the pharmaceuticals and biotechnology groups. Fundamental weakness in holdings such as CIGNA Corp. and Aetna, Inc. resulted in negative returns, hampering the Portfolio’s return in this sector.

•	The Portfolio’s positioning continues to reflect our favorable long-term outlook. While the Portfolio remains diversified across market capitalizations and industry groups, we continue to target companies that we believe have strong product pipelines and the potential to outperform the overall healthcare market.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTH SCIENCES OPPORTUNITIES

PORTFOLIO, THE LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX AND THE S&P 500® INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	9.77%	16.96%	16.27%	18.50%
Service Class	9.47%	16.70%	15.99%	18.25%
Investor A Class (Load Adjusted)	3.11%	14.34%	14.57%	17.18%
Investor A Class (NAV)	9.40%	16.61%	15.94%	18.21%
Investor B Class (Load Adjusted)	4.04%	14.89%	14.88%	17.52%
Investor B Class (NAV)	8.54%	15.77%	15.11%	17.52%
Investor C Class (Load Adjusted)	7.65%	15.80%	15.12%	17.51%
Investor C Class (NAV)	8.65%	15.80%	15.12%	17.51%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 12/21/99; INSTITUTIONAL SHARES, 10/16/00; INVESTOR B SHARES, 10/16/00; INVESTOR C SHARES, 10/16/00; AND SERVICE SHARES, 1/28/05 SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

26

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Novartis AG	5.3%
Gilead Sciences, Inc.	4.3
Wyeth	4.2
Schering-Plough Corp.	4.0
Merck & Co., Inc.	3.9
Roche Holding AG - ADR	3.8
Amgen, Inc.	3.6
Alexion Pharmaceuticals, Inc.	3.6
Davita, Inc.	3.2
Caremark Rx, Inc.	3.1

Total	39.0%

Industries (% of long-term investments)

Pharmaceuticals	52.3%
Medical & Medical Services	22.6
Medical Instruments & Supplies	20.8
Retail Merchandising	2.6
Insurance	1.7

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,007.30	1,005.90	1,005.50	1,001.20	1,002.00	1,020.03	1,018.15	1,018.20	1,013.88	1,014.64
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.93	6.79	6.74	10.99	10.24	4.97	6.85	6.80	11.12	10.36

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.98%, 1.35%, 1.34%, 2.19%, and 2.04% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

27

U.S. OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/06): $193.8 million

Performance Benchmark:

S&P/Citigroup Extended Market Index U.S. (“S&P/Citigroup EMI U.S.”)

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of the S&P/Citigroup EMI U.S. stocks) with relatively attractive earnings growth potential and valuation. The portfolio management team uses a multifactor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

•	The Portfolio delivered strong gains over the 12-month period, with all share classes outperforming the S&P/Citigroup EMI U.S. Index.

•	U.S. equity markets generated strong gains during this period as demonstrated by the 10.79% return registered by the S&P 500® Index. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. The Federal Reserve Board (Fed) chose to maintain the fed funds target rate at 5.25% at its August 8 meeting, thereby ending its streak of 17 consecutive 25-basis-point increases. This policy decision was further validated as moderating economic fundamentals and a falling crude oil price eased investor concerns over potentially accelerating inflationary pressures. Small capitalization stocks, as represented by the Russell 2000® Index, posted their strongest first quarter performance in 15 years and finished the 12-month period up 9.92%. Across the market-capitalization spectrum, value outperformed growth in fiscal year 2006.

•	Overall, for the 12-month period, stock selection was the primary driver of both absolute and relative gains. While selection gains were broad-based, the financials and healthcare segments made the most significant contributions. Within financials, real estate management & development stocks, such as CB Richard Ellis Group Inc. and Jones Lang LaSalle Inc., were top contributors. From a healthcare perspective, strong relative results were driven by good selection decisions in the biotechnology industry. At the stock level, Abgenix Inc. and Alexion Pharmaceuticals Inc. were the most notable positive contributors.

•	Strength in the industrials and telecommunications services sectors was the result of quality stock selection and positive allocation effects. Within industrials, a significant overweight to mechanical and electrical construction and facilities services firm EMCOR Group Inc. made the largest individual contribution. Other notable contributors included Joy Global and Gardner Denver. In telecommunications services, positions in Atlanta-based Cbeyond and American Tower were the primary drivers of relative gains.

•	While stock selection in energy was positive, an overweight to this sector created a slight drag on performance. Crude oil prices tumbled during the most recent quarter as a benign hurricane season, easing geopolitical tensions and slowing growth in the U.S. sparked concern among energy investors. Finally, a slight underweight to utilities detracted from relative performance.

•	During the course of the most recent quarter, we made some adjustments to overall sector positioning that were consistent with our investment process. Specifically, we reduced our industrials weighting on concerns related to the state of the U.S. housing market and decelerating global growth. Furthermore, we believed some caution was prudent within the energy sector and took steps to reduce our exposure to the group, eliminating our overweight. In financials, we shifted some of our industry weightings, adding to capital markets holdings, while reducing exposure to commercial banks on mortgage origination concerns. Finally, we added to some of the more stable growth names in the consumer staples sector. At the close of the third quarter of 2006, our largest overweights were in telecommunications services, consumer staples and materials, while we had significant underweights in financials, healthcare and information technology.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES PORTFOLIO

AND THE S&P/CITIGROUP EMI U.S. FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	13.73%	20.63%	10.76%	19.60%
Service Class	13.30%	20.23%	10.39%	19.21%
Investor A Class (Load Adjusted)	6.70%	17.77%	8.98%	18.24%
Investor A Class (NAV)	13.21%	20.13%	10.27%	19.07%
Investor B Class (Load Adjusted)	7.95%	18.42%	9.18%	18.22%
Investor B Class (NAV)	12.45%	19.25%	9.46%	18.22%
Investor C Class (Load Adjusted)	11.42%	19.23%	9.46%	18.21%
Investor C Class (NAV)	12.42%	19.23%	9.46%	18.21%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/1/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

28

U.S. OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Corn Products International, Inc.	1.1%
Equity Office Properties Trust	1.1
E*TRADE Financial Corp.	1.1
Rexam PLC- SP ADR	1.0
T. Rowe Price Group, Inc.	1.0
Host Hotels & Resorts, Inc.	1.0
Davita, Inc.	1.0
Varian Medical Systems, Inc.	1.0
Fiserv, Inc.	1.0
Cullen/Forest Bankers, Inc.	1.0

Total	10.3%

Top Ten Industries (% of long-term investments)

Manufacturing	7.4%
Oil & Gas	6.6
Real Estate	6.3
Business Services	5.7
Insurance	5.6
Telecommunications	5.2
Medical Instruments & Supplies	4.4
Computer Software & Services	4.4
Energy & Utillities	4.2
Entertainment & Leisure	3.9

Total	53.7%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	959.70	957.70	957.30	954.40	954.30	1,019.47	1,017.44	1,017.03	1,013.68	1,013.63
Expenses Incurred During Period (4/01/06 - 9/30/06)	5.35	7.31	7.70	10.93	10.97	5.53	7.56	7.97	11.32	11.37

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.09%, 1.49%, 1.57%, 2.23%, and 2.24% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

29

GLOBAL OPPORTUNITIES PORTFOLIO

Inception Date: January 31, 2006

Total Net Assets (9/30/06): $47.1 million

Performance Benchmark:

S&P/Citigroup Global Broad Market Index

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 75% of its total assets in global equity securities any market capitalization. The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The Portfolio may invest up to 25% of its total assets in stocks of issuers of emerging market countries. The Portfolio may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The Portfolio management team uses a multifactor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark since the Portfolio’s inception on January 31, 2006.

•	The S&P/Citigroup Global Broad Market Index rose 5.6% from the Portfolio’s inception date through September 30, 2006. Europe was the best-performing region in the Index, followed by Asia-Pacific ex. Japan, the U.S. and the emerging markets. Japan was the worst-performing market following its significant outperformance in 2005.

•	Large-cap stocks, as represented in the S&P Global Primary Market Index, outperformed the smaller-cap S&P Global Extended Market Index. The performance differential between large-cap and smaller-cap stocks was smaller internationally, where large-cap stocks, as represented by the S&P Global Primary Market Index ex. U.S., narrowly outperformed the smaller-cap S&P Global Emerging Markets Index ex. U.S. Continuing a well-entrenched trend, value considerably outperformed growth in both the large- and smaller-cap sectors. Regarding sectors, utilities, telecommunication services, consumer staples and financials outperformed the broad global market, while the respective performances of healthcare, industrials, consumer discretionary, materials, information technology and energy lagged the market.

•	There was a global bull market rally until May 2006, followed by a period of consolidation through mid-June, and then a continuation of the market advance through the end of the third quarter. More defensive sectors led the market since June, as investors sought to reduce cyclical exposure coinciding with inflation concerns, rising interest rate expectations, and evidence of a slowdown in the U.S. housing sector. It is our view that some amount of risk reduction is to be expected, but we believe there is still opportunity to earn returns from continued economic growth ahead, which is being fueled primarily by globalization.

•	While overall sector and country allocation contributed positively to Portfolio performance during the period, poor stock selection had a negative impact. The main contributors to the Portfolio’s underperformance versus the benchmark were an overweight and security selection in Japan. From a sector perspective, stock selection was poor in financials, a portion of which again resulted from the Japanese market bias of the Portfolio’s financial sector holdings. It is our view that the underperformance in Japan was attributable largely to consolidation of last year’s gains, rather than to any fundamental weakness, and that the weak relative performance may reverse in the quarters ahead.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL OPPORTUNITIES PORTFOLIO

AND THE S&P/CITIGROUP GLOBAL BROAD MARKET INDEX SINCE INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Total Return

From Inception*
Institutional Class	1.00%
Service Class	0.80%
Investor A Class (Load Adjusted)	(5.00)%
Investor A Class (NAV)	0.80%
Investor B Class (Load Adjusted)	(4.20)%
Investor B Class (NAV)	0.30%
Investor C Class (Load Adjusted)	(0.70)%
Investor C Class (NAV)	0.30%

*	Not Annualized.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 1/31/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

30

GLOBAL OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Roche Holding AG	1.8%
The Sumitomo Industries Ltd.	1.8
UniCredito Italiano SpA	1.7
Rogers Communications, Inc.	1.5
PepsiCo, Inc.	1.4
Chevron Corp.	1.3
Novartis AG	1.3
Diamond Offshore Drilling, Inc.	1.2
Oracle Corp.	1.2
Qwest Communications International, Inc.	1.2

Total	14.4%

Top Ten Countries (% of long-term investments)

United States	49.6%
Japan	14.0
United Kingdom	5.1
Germany	4.7
Canada	3.7
Sweden	3.6
Hong Kong	3.3
Netherlands	3.0
Switzerland	2.7
France	1.7

Total	91.4%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	986.30	985.30	985.30	981.40	981.40	1,017.94	1,016.62	1,016.62	1,012.82	1,012.82
Expenses Incurred During Period (4/01/06 -9/30/06)	6.92	8.21	8.21	11.92	11.92	7.06	8.38	8.38	12.18	12.18

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.39%, 1.65%, 1.65%, 2.40%, and 2.40% for the Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 183/365 (to reflect the period the fund was open during the period).

31

INTERNATIONAL OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/06): $1.2 billion

Performance Benchmark:

S&P/Citigroup Extended Market Index Global Ex-U.S. (S&P/Citigroup EMI Global Ex-U.S.)

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI Global Ex-U.S. stocks). The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify tocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the annual period ended September 30, 2006.

•	The global equity market posted solid gains during the annual period. The S&P Broad Market Index (BMI) – Global generated a total return of 15.3%. Europe was the best performing region, with a total return of 24.4% in U.S. dollar terms, followed by emerging markets with 21.7%, then Asia-Pacific ex. Japan with 18.1%, Japan with 11.0%, and the U.S. with 10.2%. The Dollar Spot Index, which indicates the general international value of the U.S. dollar versus six major world currencies, declined by 3.9% over the period.

•	Large-cap stocks, as represented in the S&P/Citigroup Primary Market Index (PMI) – Global, rose 15.2%, versus 15.8% for the smaller cap S&P/Citigroup Extended Market Index (EMI) – Global. The performance differential between large cap and smaller cap stocks was greater internationally, where large cap stocks represented by the PMI Global ex. U.S. earned a 15.2% return, versus 22.6% for the smaller cap EMI Global ex. U.S. Continuing a well-entrenched trend, value outperformed growth- 18.0% versus 11.8%, respectively – and this was true for both large and smaller cap stocks. From a sector point of view, materials, financials, utilities, industrials and consumer staples outperformed the market. Consumer discretionary, telecommunications services, healthcare, technology and energy underperformed the market, in that order.

•	There was a global bull market rally until May 2006, followed by a period of consolidation through mid-June, and then a continuation of the market advance through the end of the third quarter. More defensive sectors led the market since June, as investors sought to reduce cyclical exposure coinciding with inflation concerns, rising interest rate expectations, and evidence of a slowdown in the U.S. housing sector. It is our view that some amount of risk reduction is to be expected, but we believe there is still opportunity to earn returns from continued economic growth ahead, which is being fueled primarily by globalization.

•	Sector and country allocation contributed positively to the Portfolio’s performance. By sector, overweight positions in industrials and materials, and underweight positions in consumer discretionary, technology and healthcare all benefited total performance. By country allocation, overweight positions in Australia, Canada, Brazil, South Korea, Germany and Sweden contributed positively to performance, somewhat offset by an overweight position in Japan. Stock selection was very strong during the annual period, with selection in nearly all sectors contributing positively to performance. Industrials and healthcare were the only exceptions. Stocks that had the greatest positive effect on the Portfolio’s performance included Pan Fish ASA, High Tech Computer Corp., Zinifex, DiGi.com, and C&C Group PLC.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES

PORTFOLIO AND THE S&P/CITIGROUP EMI GLOBAL EX-U.S. FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	26.64%	30.17%	24.26%	20.78%
Service Class	26.30%	29.80%	23.92%	20.41%
Investor A Class (Load Adjusted)	19.92%	27.51%	22.50%	19.55%
Investor A Class (NAV)	26.24%	29.72%	23.77%	20.23%
Investor B Class (Load Adjusted)	20.74%	28.03%	22.65%	19.36%
Investor B Class (NAV)	25.24%	28.74%	22.83%	19.36%
Investor C Class (Load Adjusted)	24.33%	28.75%	22.85%	19.37%
Investor C Class (NAV)	25.33%	28.75%	22.85%	19.37%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID NUMBER FOR THE NEW ACCOUNT WILL BE THE SAME AS THAT FOR A CURRENT ACCOUNT AND (II) 401(K), 403(B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

32

INTERNATIONAL OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

IVG Immobilien AG	1.7%
Viridian Group PLC	1.3
CapitaLand Ltd.	1.3
Bilfinger Berger AG	1.2
Tate & Lyle PLC	1.2
Skanska AB	1.2
Japan General Estate Co. Ltd.	1.2
Bharti Tele-Ventures Ltd.	1.2
Barry Callebaut AG	1.2
SBM Offshore NV	1.1

Total	12.6%

Top Ten Countries (% of long-term investments)

Japan	26.3%
United Kingdom	16.0
Germany	9.5
Sweden	5.0
Norway	4.6
Canada	4.5
South Korea	3.7
Finland	3.6
France	3.2
Hong Kong	2.6

Total	79.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,018.80	1,017.30	1,016.70	1,012.80	1,013.30	1,018.30	1,017.03	1,016.62	1,012.51	1,012.92
Expenses Incurred During Period (4/01/06 - 9/30/06)	6.68	7.94	8.34	12.41	12.01	6.70	7.97	8.38	12.49	12.08

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.32%, 1.57%, 1.65%, 2.46%, and 2.38% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

33

ASSET ALLOCATION PORTFOLIO

Total Net Assets (9/30/06): $773.1 million

Performance Benchmark:

60% S&P 500® Index / 40% Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team actively reviews and allocates varying percentages of the Portfolio to various equity portfolios with distinctive disciplines, including stocks of large-, middle- and small-capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions made by each investment team are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The fixed income portion of the Portfolio invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment-grade bonds (high yield or junk bonds), non-dollar-denominated bonds and bonds of emerging market issuers.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. equity market, as measured by the S&P 500® Index, gained 10.8% for the 12 months ended September 30, 2006. The positive return resulted primarily from rallies in the first and third quarters of the year. Large-cap value stocks outperformed their large-cap growth counterparts, with the Russell 1000® Value Index rising 14.6% versus the 6.0% return of the Russell 1000® Growth Index. While market volatility continued during the last several months of the period, stocks rose on improving economic news, a pause in credit tightening by the Federal Reserve Board (Fed), and declining interest rates and energy prices.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers U.S. Aggregate Index was up 3.7%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of 25% prior to this pause, bringing the target rate from 3.75% to 5.25%. The third quarter was the first without an increase in the federal funds target rate since the first quarter of 2004. The yield curve became inverted during the annual period — that is, short-term rates at times were higher than longer-term yields. At September 30, 2006, the yield on the two-year Treasury note was 4.71%, versus the 4.64% yield on the 10-year note.

•	During the annual period, we maintained the Portfolio’s overweight versus the composite benchmark in equities and moved the fixed income allocation from a marginal underweight to a notable underweight. The equity overweight enhanced the relative return as stocks significantly outperformed bonds. The Portfolio’s emphasis on shares of value companies had a positive effect on the comparative performance as value stocks outperformed across the market-capitalization spectrum. The overweight in international equity also helped performance. However, the Portfolio’s exposure to small cap hurt the relative performance in the third quarter, as large cap led the market rally. The Portfolio’s exposure to the energy sector also hurt the performance, especially in the third quarter, when energy market contracted severely. During the year, we slightly reduced the Portfolio’s weighting in equities, significantly decreased our holdings in fixed income securities, and considerably increased the cash position. At September 30, 2006, the Portfolio was positioned with a 65.3% equity/23.3% fixed income/11.4% cash target allocation. This represented an overweight position in equities and an underweight in fixed income relative to the normal strategic allocation of 60% equity/40% fixed income/0% cash.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASSET ALLOCATION PORTFOLIO

AND 60% S&P 500® INDEX / 40% LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	6.53%	11.09%	8.99%	8.59%
Service Class	6.24%	10.74%	8.65%	8.28%
Investor A Class (Load Adjusted)	0.04%	8.53%	7.35%	7.63%
Investor A Class (NAV)	6.12%	10.68%	8.61%	8.26%
Investor B Class (Load Adjusted)	0.80%	8.89%	7.53%	7.48%
Investor B Class (NAV)	5.30%	9.87%	7.83%	7.48%
Investor C Class (Load Adjusted)	4.42%	9.91%	7.85%	7.49%
Investor C Class (NAV)	5.42%	9.91%	7.85%	7.49%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 12/29/88; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

34

ASSET ALLOCATION PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Federal National Mortgage Assoc.	4.0%
Federal National Mortgage Assoc. TBA	2.3
Bank of America Corp.	1.3
Exxon Mobil Corp.	1.2
J.P. Morgan Chase & Co.	1.0
Pfizer, Inc.	1.0
Citigroup, Inc.	0.9
General Electric Co.	0.8
AT&T, Inc.	0.8
Merck & Co., Inc.	0.7

Total	14.0%

Credit Quality (% of fixed income portfolio)1

AAA	75.4%
AA	8.5
A	5.7
BBB	4.5
‹BBB	5.9

Total	100.0%

Top Ten Industries (% of long-term investments)

Oil & Gas	8.0%
Banks	7.6
Finance	5.4
Telecommunications	4.5
Manufacturing	4.4
Pharmaceuticals	4.3
Insurance	4.0
Retail Merchandising	3.3
Computer Software & Services	2.9
Energy & Utilities	2.8

Total	47.2%

[1]	Using the higher of Standard & Poor’s or Moody’s Investor Service.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,002.80	1,002.10	1,001.30	997.30	998.20	1,020.74	1,019.37	1,018.76	1,014.75	1,015.41
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.22	5.57	6.17	10.11	9.47	4.26	5.63	6.24	10.25	9.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.84%, 1.11%, 1.23%, 2.02%, and 1.89% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

35

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

Performance for the Legacy, Mid-Cap Value Equity, Aurora, Small/Mid-Cap Growth, Global Resources, Health Sciences Opportunities and Asset Allocation Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

Performance information is stated to reflect the maximum front-end sales charge as of September 29, 2006 (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Investment Trust, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences Opportunities, U.S. Opportunities and Asset Allocation Portfolios — 5.75%; International Opportunities Portfolio — 5.00%. Effective October 2, 2006, the maximum front-end sales charge for each Portfolio is 5.25%. The International Opportunities Portfolio’s historical performance for Investor A Shares would have been lower if the new sales charge was used in calculating performance. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC. is under no obligation to waive or continue waiving its fees after February 1, 2007 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Equity Portfolios

During the fiscal year ended September 30, 2006, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

	SHORT-TERM CAPITAL GAIN PER SHARE	LONG-TERM CAPITAL GAIN PER SHARE
Investment Trust	$—	$0.3381
Mid-Cap Value Equity	0.6704	0.7058
Mid-Cap Growth Equity	—	0.1323
Aurora	—	7.4875
Small/Mid-Cap Growth	0.1335	0.5037
Small Cap Value Equity	1.5202	1.2223
Small Cap Core Equity	0.1548	0.1500
Global Resources	2.4413	6.1557
Health Sciences Opportunities	0.2690	0.3461
International Opportunities	—	0.7563
Asset Allocation	—	0.6546

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2006. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, will be provided on Form 1099-DIV to be mailed in January 2007.

36

BLACKROCK FUNDS

For Corporate Shareholders Only:

The percentage of dividends from ordinary income declared in the fiscal year ended September 30, 2006 which qualify for the corporate dividends received deduction is as follows:

Investment Trust	100.0%
Mid-Cap Value Equity	18.5
Small/Mid-Cap Growth	23.9
Small-Cap Value Equity	11.9
Small-Cap Core Equity	72.6
Global Resources	28.5
Health Sciences Opportunities	13.2
Asset Allocation	53.0

Important Tax Information for Shareholders of the International Opportunities Portfolio.

BlackRock International Opportunities Portfolio paid foreign taxes of $1,962,112 and recognized foreign source income of $24,315,859. The Portfolio designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended September 30, 2006.

Qualified Dividend Income:

The Portfolios hereby designate the following percentages (or the maximum amount allowable by law) of dividends from ordinary income declared in the fiscal year ended September 30, 2006 as qualified dividend income:

Investment Trust	100.0%
Mid-Cap Value Equity	15.5
Small/Mid-Cap Growth	19.2
Small-Cap Value Equity	10.5
Small-Cap Core Equity	57.8
Global Resources	61.0
Health Sciences Opportunities	8.3
International Opportunities	100.0
Asset Allocation	60.9

The final Qualified Dividend Income to be used by calendar year taxpayers on their U.S. federal income tax returns will be reflected on the Form 1099-DIV and will be mailed in January 2007.

For non-resident aliens, the following percentages of ordinary income distributions paid during the fiscal year ended September 30, 2006 are treated as qualified interest income (“QII”) and qualified short-term gains (“QSTG”).

	QII	QSTCG
Mid-Cap Value Equity	—	2.4%
Small/Mid-Cap Growth	—	100
Small Cap Value Equity	—	13.7
Global Resources	—	57.2
Asset Allocation	62.7%	—

37

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.8%
Aerospace — 0.9%
Raytheon Co.	221,400	$10,629,414

Air Transportation — 0.8%
Continental Airlines, Inc. - Class B(b)(c)	319,100	9,033,721

Banks — 9.1%
Bank of America Corp.	689,100	36,915,087
Citigroup, Inc.	425,500	21,134,585
J.P. Morgan Chase & Co.	552,000	25,921,920
Key Corp.	253,200	9,479,808
U.S. Bancorp.	427,800	14,211,516

		107,662,916

Beverages & Bottling — 1.8%
Pepsi Bottling Group, Inc.	223,900	7,948,450
PepsiCo, Inc.	209,500	13,671,970

		21,620,420

Broadcasting — 0.5%
DIRECTV Group, Inc.(b)	302,600	5,955,168

Chemicals — 1.1%
The Lubrizol Corp.	281,200	12,859,276

Computer & Office Equipment - 5.1%
Cisco Systems, Inc.(b)	988,900	22,744,700
Hewlett-Packard Co.	399,800	14,668,662
International Business Machines Corp.	278,900	22,853,066

		60,266,428

Computer Software & Services — 4.7%
Computer Sciences Corp.(b)	123,000	6,041,760
Google, Inc. - Class A(b)	24,800	9,967,120
IAC/InterActiveCorp(b)	164,800	4,739,648
Microsoft Corp.	745,000	20,360,850
Oracle Corp.(b)	829,400	14,713,556

		55,822,934

Conglomerates — 1.0%
Time Warner, Inc.	620,500	11,311,715

Electronics — 3.3%
Intel Corp.	974,300	20,041,351
L-3 Communications Holdings, Inc.	128,000	10,026,240
Vishay Intertechnology, Inc.(b)	597,600	8,390,304

		38,457,895

Energy & Utilities — 3.6%
FirstEnergy Corp.	151,700	8,473,962
PG&E Corp.(c)	306,900	12,782,385
PPL Corp.	212,900	7,004,410
Sempra Energy	144,900	7,281,225
TXU Corp.	105,800	6,614,616

		42,156,598

Entertainment & Leisure — 2.1%
Sabre Holdings Corp.	298,900	6,991,271
The Walt Disney Co.(c)(d)	580,000	17,927,800

		24,919,071

Finance — 6.0%
American Express Co.	261,000	14,636,880
AmeriCredit Corp.(b)	239,700	5,990,103
The Bear Stearns Cos., Inc.	62,200	8,714,220
CIT Group, Inc.	125,900	6,122,517
The Goldman Sachs Group, Inc.	73,700	12,467,829
Regions Financial Corp.(c)	185,500	6,824,545
State Street Corp.	155,800	9,721,920
Washington Mutual, Inc.	154,500	6,716,115

		71,194,129

Food & Agriculture — 1.3%
Archer-Daniels-Midland Co.	195,900	7,420,692
General Mills, Inc.	149,200	8,444,720

		15,865,412

Home Furnishings/Housewares — 0.5%
Newell Rubbermaid, Inc.	223,000	6,315,360

Insurance — 6.2%
Aetna, Inc.	221,900	8,776,145
The Allstate Corp.	158,500	9,942,705
American International Group, Inc.	112,000	7,421,120
CHUBB Corp.	167,600	8,708,496
Genworth Financial, Inc.	194,600	6,812,946
MetLife, Inc.(c)	143,600	8,139,248
The St. Paul Travelers Cos., Inc.	229,600	10,765,944
W.R. Berkley Corp.(c)	150,225	5,316,463
WellPoint, Inc.(b)	92,100	7,096,305

		72,979,372

Machinery & Heavy Equipment — 1.5%
Caterpillar, Inc.	174,300	11,468,940
Terex Corp.(b)(c)	130,400	5,896,688

		17,365,628

Manufacturing — 8.9%
Dade Behring Holdings, Inc.	83,300	3,345,328
Energizer Holdings, Inc.(b)	90,200	6,493,498
Fortune Brands, Inc.(c)	108,400	8,141,924
General Electric Co.(d)	1,108,700	39,137,110
Ingersoll-Rand Co. Ltd. - Class A	163,000	6,190,740
Nucor Corp.(c)	204,900	10,140,501
Parker Hannifin Corp.	114,900	8,931,177
Reynold American, Inc.(c)	88,800	5,502,936
Textron, Inc.	69,700	6,098,750
Whirlpool Corp.	126,900	10,673,559

		104,655,523

Medical & Medical Services — 2.5%
Amgen, Inc.(b)	188,500	13,483,405
Coventry Health Care, Inc.(b)	178,906	9,217,237
McKesson Corp.	130,000	6,853,600

		29,554,242

Medical Instruments & Supplies — 1.9%
Beckman Coulter, Inc.	128,200	7,379,192
Becton, Dickinson & Co.	122,300	8,642,941
Johnson & Johnson	95,900	6,227,746

		22,249,879

Metal & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. - Class B(c)	106,200	5,656,212

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Motor Vehicles — 1.5%
Harley-Davidson, Inc.(c)		134,500	$8,439,875
PACCAR, Inc.(c)		169,750	9,679,145

			18,119,020

Oil & Gas — 8.9%
Chevron Corp.(c)		167,900	10,889,994
ConocoPhillips		331,100	19,710,383
Devon Energy Corp.		150,700	9,516,705
Exxon Mobil Corp.		415,000	27,846,500
Marathon Oil Corp.		150,000	11,535,000
Nabors Industries Ltd.(b)(c)		180,900	5,381,775
Patterson-UTI Energy, Inc.		204,000	4,847,040
Schlumberger Ltd.		152,800	9,478,184
Valero Energy Corp.		123,800	6,371,986

			105,577,567

Paper & Paper Products — 0.5%
Temple-Inland, Inc.		137,500	5,513,750

Pharmaceuticals — 6.4%
Abbott Laboratories(d)		153,300	7,444,248
Merck & Co., Inc.		446,500	18,708,350
Pfizer, Inc.		1,101,300	31,232,868
Wyeth		362,700	18,439,668

			75,825,134

Publishing & Printing — 0.6%
The McGraw-Hill Cos., Inc.		117,600	6,824,328

Railroad & Shipping — 1.0%
Union Pacific Corp.		130,300	11,466,400

Real Estate — 1.0%
ProLogis (REIT)		81,400	4,644,684
Simon Property Group, Inc. (REIT)(c)		79,700	7,222,414

			11,867,098

Restaurants — 0.9%
McDonald’s Corp.		279,100	10,918,392

Retail Merchandising — 5.4%
American Eagle Outfitters, Inc.(c)		303,700	13,311,171
Dillard’s, Inc. - Class A(c)		231,500	7,576,995
Federated Department Stores, Inc.(c)		244,600	10,569,166
The Home Depot, Inc.		165,100	5,988,177
J.C. Penney Co., Inc.(c)		142,300	9,731,897
The Kroger Co.		262,400	6,071,936
Limited Brands, Inc.		407,200	10,786,728

			64,036,070

Security Brokers & Dealers — 0.8%
Lehman Brothers Holdings, Inc.		134,200	9,912,012

Semiconductors & Related Devices — 1.3%
Lam Research Corp.(b)		196,600	8,911,878
MEMC Electronic Materials, Inc.(b)(c)		182,500	6,684,975

			15,596,853

Soaps & Cosmetics — 0.8%
The Procter & Gamble Co.		157,100	9,737,058

Telecommunications — 5.6%
Amdocs Ltd.(b)		182,300	7,219,080
AT&T, Inc.(c)		559,300	18,210,808
Motorola, Inc.(c)		739,900	18,497,500
Sprint Nextel Corp.(c)		355,737	6,100,889
Verizon Communications, Inc.		430,091	15,969,279

			65,997,556

Tobacco — 1.2%
Altria Group, Inc.		176,900	13,541,695

Transportation — 0.6%
Ryder Systems, Inc.		141,300	7,302,384

TOTAL COMMON STOCKS (Cost $931,900,728)			1,178,766,630

SHORT TERM INVESTMENTS — 0.7%
Galileo Money Market Fund (Cost $8,280,990)		8,280,990	8,280,990

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.5% (Cost $940,181,718)			1,187,047,620

	MATURITY	PAR /SHARES (000)
SECURITIES LENDING COLLATERAL — 3.5%
Bank of America, Master Notes 5.32%(e)(f)	10/02/06	$9,461	9,460,869
Bear Stearns, Floating Rate Notes 5.44%(e)(f)	10/02/06	2,729	2,728,555
Bear Stearns, Variable Rate Commercial Paper 5.45%(e)(f)	10/02/06	12,082	12,081,729
Citigroup, Master Note 5.32%(e)(f)	10/02/06	4,700	4,699,829
Morgan Stanley, Variable Rate Commercial Paper 5.44%(e)(f)	10/02/06	12,357	12,356,984

TOTAL SECURITIES LENDING COLLATERAL (Cost $41,327,966)			41,327,966

INVESTMENTS IN AFFILIATES - SHORT TERM — 11.4%
Merrill Lynch, Floating Rate Notes 5.30%(e)(f)	10/16/06	10,523	10,523,414
Institutional Money Market Trust(f)		123,589	123,588,747

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $134,112,161)			134,112,161

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
TOTAL INVESTMENTS IN SECURITIES — 115.4% (Cost $1,115,621,845(a))	$1,362,487,747
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (14.9)%	(175,440,127)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%	(6,004,319)

TOTAL NET ASSETS — 100%	$1,181,043,301

(a)	Cost for federal income tax purposes is $1,115,361,995. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$254,566,185
Gross unrealized depreciation	(7,440,433)

$247,125,752

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Securities or a portion thereof, pledged as collateral with a value of $1,835,600 on 13 long S&P 500 futures contracts expiring December 2006. The notional value of such contracts on September 30, 2006 was $4,372,550 with an unrealized gain of $100,467 (including commissions of $41).

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LEGACY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 100.3%
Aerospace — 5.6%
The Boeing Co.	28,200	$2,223,570
General Dynamics Corp.	52,000	3,726,840
United Technologies Corp.(b)	126,000	7,982,100

		13,932,510

Beverages & Bottling — 2.7%
PepsiCo, Inc.	104,700	6,832,722

Computer & Office Equipment — 7.6%
Apple Computer, Inc.(c)	68,999	5,314,993
Cisco Systems, Inc.(c)	270,800	6,228,400
Hewlett-Packard Co.	204,500	7,503,105

		19,046,498

Computer Software & Services — 11.9%
Adobe Systems, Inc.(c)	128,300	4,804,835
Cognizant Technology Solutions Corp.(c)	48,900	3,621,534
EMC Corp.(c)	320,246	3,836,547
Google, Inc. - Class A(c)	21,061	8,464,416
Oracle Corp.(c)	138,600	2,458,764
Salesforce.com, Inc.(b)(c)	143,700	5,155,956
Sun Microsystems, Inc.(c)	250,400	1,244,488

		29,586,540

Entertainment & Leisure — 1.1%
Hilton Hotels Corp.(b)	97,700	2,720,945

Finance — 10.5%
American Express Co.	166,350	9,328,908
Chicago Mercantile Exchange Holdings, Inc.(b)	6,620	3,166,015
The Goldman Sachs Group, Inc.	34,700	5,870,199
Morgan Stanley	36,500	2,661,215
SLM Corp.	99,000	5,146,020

		26,172,357

Food & Agriculture — 1.9%
Monsanto Co.	103,040	4,843,910

Insurance — 0.9%
American International Group, Inc.	33,100	2,193,206

Manufacturing — 17.3%
Cooper Industries Ltd. - Class A	47,569	4,053,830
Corning, Inc.(c)	345,000	8,421,450
Danaher Corp.(b)	74,400	5,109,048
General Electric Co.	70,100	2,474,530
Honeywell International, Inc.	265,500	10,858,950
Polo Ralph Lauren Corp.	61,000	3,946,090
Rockwell Automation, Inc.	51,700	3,003,770
Textron, Inc.(b)	58,500	5,118,750

		42,986,418

Medical & Medical Services — 2.7%
Caremark Rx, Inc.(c)	49,500	2,805,165
Medco Health Solutions, Inc.(c)	66,467	3,995,331

		6,800,496

Medical Instruments & Supplies — 1.6%
Advanced Medical Optics, Inc.(c)	5,036	199,174
Johnson & Johnson	56,520	3,670,409

		3,869,583

Metal & Mining — 2.7%
CONSOL Energy, Inc.	168,100	5,333,813
Massey Energy Co.(b)	71,100	1,488,834

		6,822,647

Oil & Gas — 3.7%
GlobalSantaFe Corp.	51,359	2,567,437
Schlumberger Ltd.	76,400	4,739,092
Weatherford International Ltd.(c)	46,400	1,935,808

		9,242,337

Pharmaceuticals — 12.1%
Allergan, Inc.	43,420	4,889,526
Amylin Pharmaceuticals, Inc.(b)(c)	57,500	2,534,025
AstraZeneca PLC	62,400	3,900,000
Eli Lilly & Co.	43,700	2,490,900
Genentech, Inc.(b)(c)	30,100	2,489,270
Genzyme Corp.(c)	60,400	4,075,188
Merck & Co., Inc.	163,100	6,833,890
Novartis AG - ADR	47,900	2,799,276

		30,012,075

Retail Merchandising — 6.5%
CVS Corp.	177,500	5,701,300
Staples, Inc.	161,750	3,935,377
Walgreen Co.(b)	90,681	4,025,330
Whole Foods Market, Inc.	41,300	2,454,459

		16,116,466

Semiconductors & Related Devices — 1.9%
Marvell Technology Group Ltd.(b)(c)	32,000	619,840
PMC-Sierra, Inc.(b)(c)	277,900	1,650,726
Texas Instruments, Inc.	76,700	2,550,275

		4,820,841

Soaps & Cosmetics — 3.7%
The Procter & Gamble Co.	147,900	9,166,842

Telecommunications — 5.9%
American Tower Corp. - Class A(c)	61,823	2,256,540
AT&T, Inc.(b)	148,000	4,818,880
Harman International Industries, Inc.	26,200	2,186,128
NII Holdings, Inc.(b)(c)	86,500	5,376,840

		14,638,388

TOTAL COMMON STOCKS (Cost $206,690,455)		249,804,781

WARRANTS — 0.0%
Lucent Technologies, Inc. (issued 12/10/04, expiring 12/10/07, strike price $2.75)(d) (Cost $7,945)	12,038	2,287

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.3% (Cost $206,698,400)		249,807,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

41

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LEGACY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR / SHARES (000)	VALUE
SECURITIES LENDING COLLATERAL — 3.5%
Bank of America, Master Notes 5.32%(e)(f)	10/02/06	$5,432	$5,431,791
Bear Stearns, Floating Rate Notes 5.44%(e)(f)	10/02/06	1,042	1,042,084
Bear Stearns, Variable Rate Commercial Paper 5.45%(e)(f)	10/02/06	168	168,469
Morgan Stanley, Variable Rate Commercial Paper 5.44%(e)(f)	10/02/06	2,078	2,078,373

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,720,717)			8,720,717

INVESTMENTS IN AFFILIATES - SHORT TERM — 10.2%
Merrill Lynch, Floating Rate Notes 5.30%(e)(f)	10/16/06	228	227,678
Institutional Money Market Trust(f)		25,162	25,161,728

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $25,389,406)			25,389,406

TOTAL INVESTMENTS IN SECURITIES — 114.0% (Cost $240,808,523(a))			283,917,191
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (13.7)%			(34,110,123)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%			(766,859)

TOTAL NET ASSETS — 100%			$249,040,209

(a)	Cost for federal income tax purposes is $241,245,800. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$46,694,451
Gross unrealized depreciation	(4,023,060)

$42,671,391

(b)	Total or partial securities on loan.

(c)	Non-income producing security.

(d)	As of September 30, 2006, the aggregate amount of shares called for by these warrants is 12,138. These warrants were exercisable as of 12/10/04.

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.9%
Banks — 6.8%
City National Corp.	131,000	$8,784,860
Compass Bancshares, Inc.(b)	97,800	5,572,644
First Midwest Bancorp, Inc.	252,200	9,555,858
Hudson City Bancorp, Inc.	958,000	12,693,500
Wintrust Financial Corp.(b)	173,600	8,706,040
Zions Bancorporation	149,800	11,955,538

		57,268,440

Beverages & Bottling — 0.8%
Coca-Cola Enterprises, Inc.	315,600	6,573,948

Broadcasting — 1.7%
Belo Corp.	630,200	9,963,462
Lin TV Corp.(c)	542,420	4,220,028

		14,183,490

Business Services — 5.5%
Amvescap PLC - ADR	565,500	12,395,760
The Brink’s Co.(b)	183,300	9,725,898
eFunds Corp.(c)	315,100	7,619,118
National Financial Partners Corp.(b)	151,100	6,199,633
W.W. Grainger, Inc.(b)	161,790	10,843,166

		46,783,575

Chemicals — 2.1%
Ashland, Inc.	154,700	9,866,766
FMC Corp.	119,700	7,669,179

		17,535,945

Computer & Office Equipment — 1.8%
American Power Conversion Corp.(b)	177,400	3,895,704
Electronics for Imaging, Inc.(c)	242,300	5,543,824
NCR Corp.(b)(c)	150,200	5,929,896
Phase Metrics, Inc.(c)(d)	108,409	2,168

		15,371,592

Computer Software & Services — 2.5%
Activision, Inc.(b)(c)	706,033	10,661,098
The BISYS Group, Inc.(b)(c)	454,600	4,936,956
Unisys Corp.(c)	991,700	5,613,022

		21,211,076

Containers — 2.4%
Owens-Illinois, Inc.(b)(c)	625,800	9,649,836
Smurfit-Stone Container Corp.(c)	946,262	10,598,134

		20,247,970

Electronics — 1.8%
Agilent Technologies, Inc.(c)	227,300	7,430,437
L-3 Communications Holdings, Inc.	104,400	8,177,652

		15,608,089

Energy & Utilities — 10.8%
Constellation Energy Group	202,000	11,958,400
Edison International	320,300	13,337,292
Equitable Resources, Inc.(b)	443,900	15,527,622
NRG Energy, Inc.(b)(c)	253,700	11,492,610
PPL Corp.	322,500	10,610,250
Public Service Enterprise Group, Inc.	190,700	11,668,933
Questar Corp.	197,900	16,182,283

		90,777,390

Entertainment & Leisure — 1.3%
Hilton Hotels Corp.(b)	387,600	10,794,660

Finance — 7.0%
AllianceBernstein Holding LP	160,392	11,065,444
Ambac Financial Group, Inc.	159,950	13,235,862
Capital One Financial Corp.(b)	147,100	11,570,886
CIT Group, Inc.	278,900	13,562,907
Freedom Pay, Inc.(d)	43,051	431
Mellon Financial Corp.	253,500	9,911,850

		59,347,380

Food & Agriculture — 2.9%
Dean Foods Co.(c)	122,600	5,151,652
Del Monte Foods Co.	1,211,500	12,660,175
Pilgrim’s Pride Corp.	234,200	6,405,370

		24,217,197

Insurance — 7.4%
Aspen Insurance Holdings Ltd.	486,400	12,563,712
Axis Capital Holdings Ltd.	314,500	10,910,005
Conseco, Inc.(c)	342,800	7,195,372
Endurance Specialty Holdings, Ltd.	419,500	14,791,570
XL Capital Ltd.(b)	242,600	16,666,620

		62,127,279

Manufacturing — 3.3%
The Stanley Works(b)	130,600	6,510,410
Textron, Inc.	137,600	12,040,000
The Warnaco Group, Inc.(c)	496,200	9,596,508

		28,146,918

Medical & Medical Services — 3.1%
Invitrogen Corp.(b)(c)	77,700	4,926,957
Per-Se Technologies, Inc.(c)	206,700	4,708,626
Triad Hospitals, Inc.(c)	245,700	10,818,171
Universal Health Services, Inc.(b)	94,000	5,633,420

		26,087,174

Medical Instruments & Supplies — 1.6%
The Cooper Cos., Inc.(b)	117,300	6,275,550
Hillenbrand Industries, Inc.(b)	125,800	7,168,084

		13,443,634

Metal & Mining — 3.4%
CONSOL Energy, Inc.	395,100	12,536,523
Massey Energy Co.(b)(c)	526,008	11,014,608
United States Steel Corp.(b)	83,100	4,793,208

		28,344,339

Oil & Gas — 7.7%
AGL Resources, Inc.	341,300	12,457,450
Diamond Offshore Drilling, Inc.(b)	147,700	10,689,049
EOG Resources, Inc.	182,600	11,878,130
Newfield Exploration Co.(b)(c)	330,100	12,722,054
Rowan Cos., Inc.	219,100	6,930,133
Vulcan Materials Co.(b)	133,400	10,438,550

		65,115,366

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

43

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP VALUE EQUITY PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Paper & Forest Products — 0.5%
Bowater, Inc.(b)		199,500	$4,103,715
Publishing & Printing — 3.0%
Dow Jones & Co., Inc.(b)		155,000	5,198,700
Marvel Entertainment, Inc.(b)(c)		122,500	2,957,150
R.R. Donnelley & Sons Co.		347,900	11,466,784
Tribune Co.(b)		163,600	5,352,992

			24,975,626

Railroad & Shipping — 1.5%
CSX Corp.		381,400	12,521,362

Real Estate — 4.5%
Boston Properties, Inc. (REIT)(b)		99,800	10,313,332
ProLogis (REIT)		236,200	13,477,572
Simon Property Group, Inc. (REIT)(b)		153,800	13,937,356

			37,728,260

Restaurants — 0.9%
CKE Restaurants, Inc.		444,900	7,438,728

Retail Merchandising — 7.5%
Advance Auto Parts, Inc.		194,500	6,406,830
Federated Department Stores, Inc.		97,600	4,217,296
The Kroger Co.(b)		304,800	7,053,072
Officemax, Inc.(b)		70,300	2,864,022
Regis Corp.(b)		134,100	4,807,485
Saks, Inc.(b)		429,600	7,423,488
Supervalu, Inc.		496,000	14,706,400
The Talbots, Inc.(b)		464,874	12,667,816
TJX Cos., Inc.		103,700	2,906,711

			63,053,120

Security Brokers & Dealers — 1.2%
Piper Jaffray Cos., Inc.(b)(c)		165,100	10,008,362

Semiconductors & Related Devices — 0.5%
Avnet, Inc.(c)		226,800	4,449,816

Soaps & Cosmetics — 0.6%
Estee Lauder Cos., Inc.		138,400	5,581,672

Telecommunications — 1.7%
Amdocs Ltd.(c)		372,500	14,751,000

Tires & Rubber — 0.6%
Cooper Tire & Rubber Co.(b)		512,026	5,150,982

Tobacco — 1.5%
Loews Corp.- Carolina Group		230,500	12,767,395

TOTAL COMMON STOCKS (Cost $726,709,675)			825,715,500

	MATURITY	PAR /SHARES (000)
SHORT TERM INVESTMENTS — 3.9%
Federal Home Loan Bank, Discount Notes 4.40%(e)	10/02/06	$23,000	22,997,189
Galileo Money Market Fund		9,669	9,669,013

TOTAL SHORT TERM INVESTMENTS (Cost $32,666,202)			32,666,202

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 101.8% (Cost $759,375,877)			858,381,702

SECURITIES LENDING COLLATERAL — 4.4%
Bank of America, Master Notes 5.32%(f)(g)	10/02/06	$19,130	19,130,300
Bear Stearns, Floating Rate Notes 5.44%(f)(g)	10/02/06	7,950	7,950,223
Bear Stearns, Variable Rate Commercial Paper 5.45%(f)(g)	10/02/06	3,926	3,925,963
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(f)(g)	10/31/06	2,052	2,052,457
Morgan Stanley, Variable Rate Commercial Paper 5.44%(f)(g)	10/02/06	3,792	3,791,785

TOTAL SECURITIES LENDING COLLATERAL (Cost $36,850,728)			36,850,728

INVESTMENTS IN AFFILIATES-SHORT TERM — 19.4%
Merrill Lynch, Floating Rate Notes 5.30%(f)(g)	10/16/06	424	424,201
Institutional Money Market Trust(g)		162,885	162,884,898

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $163,309,099)			163,309,099

TOTAL INVESTMENTS IN SECURITIES — 125.6% (Cost $959,535,704(a))			1,058,541,529
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (23.8)%			(200,159,827)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%			(15,523,639)

TOTAL NET ASSETS — 100%			$842,858,063

(a)	Cost for federal income tax purposes is $979,593,185. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$96,500,198
Gross unrealized depreciation	(17,551,854)

$78,948,344

(b)	Total or partial securities on loan. (c) Non-income producing security.

(d)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $2,599 which represents less than 0.1% of net assets.

(e)	Rates shown are the effective yields as of September 30, 2006.

(f)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(g)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.4%
Aerospace — 1.8%
Goodrich Corp.	179,500	$7,273,340

Banks — 0.6%
Greenhill & Co., Inc.(b)	37,200	2,493,144

Broadcasting — 2.0%
CKX, Inc.(c)	323,000	4,021,350
Univision Communications, Inc.-Class A(b)(c)	117,600	4,038,384

		8,059,734

Business Services — 3.9%
Alliance Data Systems Corp.(c)	122,100	6,738,699
The Corporate Executive Board Co.	48,900	4,396,599
Investors Financial Services Corp.	106,200	4,575,096

		15,710,394

Chemicals — 1.2%
Air Products & Chemicals, Inc.	74,600	4,951,202

Computer Software & Services — 10.9%
Adobe Systems, Inc.(c)	162,100	6,070,645
CACI International, Inc.(c)	129,500	7,123,795
Ceridian Corp.(c)	354,700	7,931,092
Checkfree Corp.(c)	67,700	2,797,364
Foundry Networks, Inc.(c)	312,900	4,114,635
IHS, Inc.(c)	124,800	4,003,584
Ingram Micro, Inc. - Class A(c)	248,400	4,759,344
Transaction Systems Architects, Inc.(c)	83,900	2,879,448
VeriFone Holdings, Inc.(c)	142,100	4,056,955

		43,736,862

Electronics — 6.2%
Ametek, Inc.	161,800	7,046,390
Amphenol Corp.	133,500	8,267,655
Cogent, Inc.(b)(c)	271,100	3,722,203
FLIR Systems, Inc.(b)(c)	218,600	5,937,176

		24,973,424

Energy & Utilities — 2.3%
Airgas, Inc.	198,700	7,186,979
Questar Corp.	22,900	1,872,533

		9,059,512

Entertainment & Leisure — 4.8%
Hilton Hotels Corp.(b)	165,400	4,606,390
Orient-Express Hotels Ltd. - Class A	140,300	5,244,414
Scientific Games Corp. - Class A(b)(c)	197,900	6,293,220
Station Casinos, Inc.	53,100	3,070,773

		19,214,797

Finance — 3.6%
Chicago Mercantile Exchange Holdings, Inc.(b)	15,200	7,269,400
T. Rowe Price Group, Inc.	148,400	7,100,940

		14,370,340

Insurance — 0.7%
Axis Capital Holdings Ltd.	78,700	2,730,103

Machinery & Heavy Equipment — 0.8%
Joy Global, Inc.	86,200	3,241,982

Manufacturing — 3.5%
Fortune Brands, Inc.(b)	59,200	4,446,512
IDEX Corp.	172,300	7,417,515
Precision Castparts Corp.	33,500	2,115,860

		13,979,887

Medical & Medical Services — 8.0%
Caremark Rx, Inc.	158,700	8,993,529
Community Health Systems, Inc.(c)	154,300	5,763,105
Coventry Health Care, Inc.(c)	77,450	3,990,224
LifePoint Hospitals, Inc.(c)	74,100	2,617,212
Medco Health Solutions, Inc.(c)	112,300	6,750,353
Omnicare, Inc.(b)	91,700	3,951,353

		32,065,776

Medical Instruments & Supplies — 6.3%
Advanced Medical Optics, Inc.(c)	134,700	5,327,385
Fisher Scientific International, Inc.(b)(c)	101,400	7,933,536
Martek Biosciences Corp.(b)(c)	177,500	3,818,025
Varian Medical Systems, Inc.(c)	151,300	8,077,907

		25,156,853

Metal & Mining — 3.5%
Century Aluminum Co.(b)(c)	101,400	3,412,110
CONSOL Energy, Inc.	182,600	5,793,898
Massey Energy Co.(b)(c)	236,000	4,941,840

		14,147,848

Motor Vehicles — 1.2%
Oshkosh Truck Corp.	93,500	4,718,945

Oil & Gas — 7.4%
Acergy SA-SP ADR(c)	190,800	3,256,956
Chesapeake Energy Corp.(b)	109,500	3,173,310
ENSCO International, Inc.(b)	167,100	7,323,993
EOG Resources, Inc.	92,700	6,030,135
Grant Prideco, Inc.(b)(c)	112,900	4,293,587
Newfield Exploration Co.(b)(c)	145,105	5,592,346

		29,670,327

Personal Services — 1.1%
Laureate Education, Inc.(b)(c)	89,600	4,288,256

Pharmaceuticals — 3.2%
Endo Pharmaceuticals Holdings, Inc.(c)	168,300	5,478,165
Shire PLC - ADR	143,956	7,109,987

		12,588,152

Restaurants — 1.1%
Ruby Tuesday, Inc.	156,000	4,397,640

Retail Merchandising — 8.3%
Abercrombie & Fitch Co. - Class A	38,900	2,702,772
Advance Auto Parts, Inc.	61,700	2,032,398
Coach, Inc.(c)	131,000	4,506,400
Dick’s Sporting Goods, Inc.(b)(c)	79,800	3,632,496
GameStop Corp.(c)	153,800	7,117,864
Staples, Inc.	199,972	4,865,319

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

45

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Retail Merchandising (Continued)
TJX Cos., Inc.		292,700	$8,204,381

			33,061,630

Semiconductors & Related Devices — 5.1%
Freescale Semiconductor, Inc. - Class B(c)		211,500	8,039,115
Integrated Device Technology, Inc.(c)		218,900	3,515,534
Lam Research Corp.(c)		111,600	5,058,828
PMC-Sierra, Inc.(b)(c)		639,600	3,799,224

			20,412,701

Soaps & Cosmetics — 0.1%
Bare Escentuals, Inc.(c)		7,500	203,625

Steel Pipe & Tubes — 1.0%
Mueller Water Products, Inc. - Class A(b)(c)		274,400	4,008,984

Telecommunications — 8.4%
Amdocs Ltd.(c)		301,100	11,923,560
American Tower Corp.—Class A(b)(c)		145,300	5,303,450
Comverse Technology, Inc.(c)		91,100	1,953,184
Harris Corp.		204,200	9,084,858
Polycom, Inc.(b)(c)		224,900	5,516,797

			33,781,849

Transportation — 1.4%
Landstar System, Inc.		131,900	5,632,130

Waste Management — 1.0%
Stericycle, Inc.(b)(c)		55,400	3,866,366

TOTAL COMMON STOCKS (Cost $332,546,376)			397,795,803

SHORT TERM INVESTMENTS — 0.9%
Galileo Money Market Fund (Cost $3,800,820)		3,800,820	3,800,820

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.3% (Cost $336,347,196)			401,596,623

	MATURITY	PAR (000)
SECURITIES LENDING COLLATERAL — 2.5%
Bank of America, Master Notes 5.32%(d)(e)	10/02/06	$4,064	4,064,302
Bear Stearns, Floating Rate Notes 5.44%(d)(e)	10/02/06	742	741,886
Morgan Stanley, Variable Rate Commercial Paper 5.44%(d)(e)	10/02/06	5,102	5,101,635

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,907,823)			9,907,823

		PAR /SHARES (000)
INVESTMENTS IN AFFILIATES - SHORT TERM — 17.2%
Merrill Lynch, Floating Rate Notes 5.30%(d)(e)	10/16/06	$184	183,712
Institutional Money Market Trust(e)		68,509	68,509,492

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $68,693,204)			68,693,204

TOTAL INVESTMENTS IN SECURITIES - 120.0% (Cost $414,948,223(a))			480,197,650
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (19.7)%			(78,601,027)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%			(1,317,049)

TOTAL NET ASSETS — 100%			$400,279,574

(a)	Cost for federal income tax purposes is $415,621,317. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$84,443,500
Gross unrealized depreciation	(19,867,167)

$64,576,333

(b)	Total or partial securities on loan. (c) Non-income producing security.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AURORA PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 96.6%
Aerospace — 1.1%
Goodrich Corp.	541,000	$21,921,320

Banks — 6.7%
Colonial BancGroup, Inc.	346,800	8,496,600
Compass Bancshares, Inc.(b)	106,700	6,079,766
Cullen/Frost Bankers, Inc.	532,500	30,789,150
First Midwest Bancorp, Inc.	466,400	17,671,896
Sterling Bancshares, Inc.	1,093,441	22,142,180
Webster Financial Corp.	376,200	17,722,782
Wintrust Financial Corp.(b)	252,500	12,662,875
Zions Bancorporation	188,500	15,044,185

		130,609,434

Business Services — 5.5%
Amvescap PLC - ADR	1,151,300	25,236,496
The Brink’s Co.(b)	1,001,400	53,134,284
National Financial Partners Corp.(b)	327,107	13,421,200
W.W. Grainger, Inc.	231,800	15,535,236

		107,327,216

Computer & Office Equipment — 1.6%
Electronics for Imaging, Inc.(c)	1,349,300	30,871,984

Computer Software & Services — 4.3%
Blackboard, Inc.(c)	656,600	17,399,900
CACI International, Inc.(c)	181,300	9,973,313
Foundry Networks, Inc.(c)	837,700	11,015,755
Ingram Micro, Inc. - Class A(c)	564,900	10,823,484
Sybase, Inc.(b)(c)	857,400	20,783,376
TIBCO Software, Inc.(c)	1,469,000	13,191,620

		83,187,448

Construction — 0.6%
Martin Marietta Materials, Inc.(b)	129,300	10,941,366

Containers — 1.0%
Crown Holdings, Inc.(c)	1,072,200	19,942,920

Electronics — 2.0%
Amphenol Corp.(b)	642,200	39,771,446

Energy & Utilities — 5.9%
CMS Energy Corp.(b)(c)	820,700	11,850,908
DPL, Inc.(b)	769,400	20,866,128
Equitable Resources, Inc.(b)	291,200	10,186,176
MDU Resources Group, Inc.(b)	661,700	14,782,378
NRG Energy, Inc.(b)(c)	407,500	18,459,750
Questar Corp.	311,500	25,471,355
Wisconsin Energy Corp.	297,900	12,851,406

		114,468,101

Entertainment & Leisure — 4.9%
Gaylord Entertainment Co.(c)	486,041	21,312,898
Hasbro, Inc.	585,008	13,308,932
Hilton Hotels Corp.(b)	986,800	27,482,380
Orient-Express Hotels Ltd. - Class A	510,900	19,097,442
Steiner Leisure Ltd.(c)	341,300	14,351,665

		95,553,317

Finance — 4.1%
Affiliated Managers Group, Inc.(b)(c)	635,100	63,579,861
AllianceBernstein Holding LP	245,428	16,932,078

		80,511,939

Food & Agriculture — 3.5%
Dean Foods Co.(c)	717,900	30,166,158
Hain Celestial Group, Inc.(c)	1,521,919	38,900,250

		69,066,408

Furniture — 0.5%
Walter Industries, Inc.(b)	246,600	10,524,888

Insurance — 6.3%
Aspen Insurance Holdings Ltd.(b)	725,400	18,737,082
Endurance Specialty Holdings Ltd.	910,828	32,115,795
The Hanover Insurance Group, Inc.	957,700	42,742,151
Platinum Underwriters Holdings Ltd.	970,200	29,911,266

		123,506,294

Manufacturing — 9.2%
Hexel Corp.(b)(c)	720,200	10,190,830
Mattel, Inc.	778,900	15,344,330
Phillips-Van Heusen Corp.	878,800	36,707,476
Polo Ralph Lauren Corp.	593,600	38,399,984
Roper Industries, Inc.(b)	211,100	9,444,614
The Scotts Miracle-Gro Co. - Class A(b)	721,700	32,108,433
VF Corp.(b)	314,700	22,957,365
The Warnaco Group, Inc.(c)	721,300	13,949,942

		179,102,974

Medical & Medical Services — 2.7%
Davita, Inc.(c)	344,500	19,936,215
Invitrogen Corp.(b)(c)	175,950	11,156,990
Magellan Health Services, Inc.(c)	524,900	22,360,740

		53,453,945

Medical Instruments & Supplies — 2.9%
The Cooper Cos., Inc.	294,500	15,755,750
DENTSPLY International, Inc.	572,600	17,240,986
Fisher Scientific International, Inc.(b)(c)	128,600	10,061,664
Viasys Healthcare, Inc.(c)	470,656	12,820,669

		55,879,069

Metal & Mining — 0.6%
CONSOL Energy, Inc.	390,300	12,384,219

Motor Vehicles — 0.6%
Oshkosh Truck Corp.	243,500	12,289,445

Oil & Gas — 4.0%
FMC Technologies, Inc.(c)	201,800	10,836,660
Helix Energy Solutions Group, Inc.(b)(c)	379,600	12,678,640
Range Resources Corp.	619,300	15,631,132
Rowan Cos., Inc.	495,000	15,656,850
Southwestern Energy Co.(c)	805,600	24,063,272

		78,866,554

Oil & Gas Field Machinery & Equipment — 0.8%
Cameron International Corp.(b)(c)	332,800	16,077,568

Paper & Forest Products — 0.2%
Kadant, Inc.(c)	161,200	3,959,072

Personal Services — 0.7%
Laureate Education, Inc.(b)(c)	283,700	13,577,882

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

47

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AURORA PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Publishing & Printing — 1.1%
R.R. Donnelley & Sons Co.		627,500	$20,682,400

Real Estate — 5.3%
Alexandria Real Estate Equities, Inc. (REIT)		315,200	29,565,760
BioMed Realty Trust, Inc. (REIT)		401,200	12,172,408
Essex Property Trust, Inc. (REIT)		105,800	12,844,120
Host Hotels & Resorts, Inc. (REIT)(b)		1,140,500	26,151,665
The Macerich Co. (REIT)		298,100	22,762,916

			103,496,869

Restaurants — 1.6%
Landry’s Restaurants, Inc.(b)		745,239	22,468,956
OSI Restaurant Partners, Inc.		296,800	9,411,528

			31,880,484

Retail Merchandising — 10.4%
Abercrombie & Fitch Co. - Class A		235,500	16,362,540
BJ’s Wholesale Club, Inc.(c)		379,900	11,085,482
Foot Locker, Inc.(b)		615,831	15,549,733
Jarden Corp.(b)(c)		876,400	28,894,908
PetSmart, Inc.(b)		714,000	19,813,500
Saks, Inc.(b)		1,467,369	25,356,136
Supervalu, Inc.		1,734,200	51,419,030
The Talbots, Inc.		1,290,149	35,156,560

			203,637,889

Security Brokers & Dealers — 2.9%
Piper Jaffray Cos., Inc.(b)(c)		937,900	56,855,498

Semiconductors & Related Devices — 2.0%
Agere Systems, Inc.(c)		958,700	14,313,391
Integrated Device Technology, Inc.(c)		1,498,202	24,061,124

			38,374,515

Telecommunications — 2.2%
Amdocs Ltd.(c)		827,200	32,757,120
Ciena Corp.(c)		355,100	9,676,475

			42,433,595

Transportation — 1.4%
American Commercial Lines, Inc.(c)		172,500	10,255,125
Kirby Corp.(c)		221,300	6,933,329
Landstar System, Inc.		247,600	10,572,520

			27,760,974

TOTAL COMMON STOCKS (Cost $1,689,927,112)			1,888,917,033

	MATURITY	PAR /SHARES (000)
SHORT TERM INVESTMENTS — 4.0%
Federal Home Loan Bank, Discount Notes 4.40%(d)	10/02/06	$67,500	67,491,750
Galileo Money Market Fund		9,960	9,960,217

TOTAL SHORT TERM INVESTMENTS (Cost $77,451,967)			77,451,967

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.6% (Cost $1,767,379,079)			1,966,369,000

SECURITIES LENDING COLLATERAL — 0.8%
Bank of America, Master Notes 5.32%(e)(f)	10/02/06	$4,621	4,620,782
Bear Stearns, Floating Rate Notes 5.44%(e)(f)	10/02/06	1,438	1,437,760
Bear Stearns, Variable Rate Commercial Paper 5.45%(e)(f)	10/02/06	906	906,179
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(e)(f)	10/31/06	6,370	6,369,512
Morgan Stanley, Variable Rate Commercial Paper 5.44%(e)(f)	10/02/06	2,179	2,178,757

TOTAL SECURITIES LENDING COLLATERAL (Cost $15,512,990)			15,512,990

INVESTMENTS IN AFFILIATES—SHORT TERM — 18.9%
Merrill Lynch, Floating Rate Notes 5.30%(e)(f)	10/16/06	14,226	14,226,066
Institutional Money Market Trust(f)		355,030	355,029,584

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $369,255,650)			369,255,650

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AURORA PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
TOTAL INVESTMENTS IN SECURITIES — 120.3% (Cost $2,152,147,719(a))	$2,351,137,640
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (19.7)%	(384,768,640)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%	(11,057,341)

TOTAL NET ASSETS — 100%	$1,955,311,659

(a)	Cost for federal income tax purposes is $2,160,255,159. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$206,189,148
Gross unrealized depreciation	(15,306,667)

$190,882,481

(b)	Total or partial securities on loan.

(c)	Non-income producing security.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

49

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL/MID-CAP GROWTH PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.6%
Aerospace — 3.3%
Armor Holdings, Inc.(b)	48,700	$2,791,971
BE Aerospace, Inc.(b)	163,400	3,446,106
Goodrich Corp.	71,700	2,905,284

		9,143,361

Banks — 2.3%
Greenhill & Co., Inc.(c)	34,400	2,305,488
Signature Bank(b)	61,200	1,892,916
UMB Financial Corp.	58,200	2,128,374

		6,326,778

Broadcasting — 1.9%
CKX, Inc.(b)	420,900	5,240,205

Business Services — 9.2%
Advisory Board Co.(b)	61,100	3,086,772
Amvescap PLC - ADR(c)	123,600	2,709,312
ChoicePoint, Inc.(b)	82,300	2,946,340
The Corporate Executive Board Co.	43,300	3,893,103
eFunds Corp.(b)	91,300	2,207,634
Gartner, Inc. - Class A(b)(c)	245,100	4,311,309
Investors Financial Services Corp.	61,500	2,649,420
Net 1 UEPS Technologies, Inc.(b)	141,800	3,241,548

		25,045,438

Chemicals — 0.8%
Agrium, Inc.	77,700	2,097,123

Computer Software & Services — 15.2%
Blackboard, Inc.(b)	129,200	3,423,800
CACI International, Inc.(b)	43,100	2,370,931
Ceridian Corp.(b)	177,100	3,959,956
Checkfree Corp.(b)	28,600	1,181,752
Foundry Networks, Inc.(b)	165,000	2,169,750
IHS, Inc.(b)	151,300	4,853,704
Ingram Micro, Inc. - Class A(b)(c)	156,200	2,992,792
Move, Inc.(b)	687,200	3,374,152
SonicWALL, Inc.(b)	744,300	8,127,756
Transaction Systems Architects, Inc.(b)	137,500	4,719,000
VeriFone Holdings, Inc.(b)	157,100	4,485,205

		41,658,798

Electronics — 1.6%
Ametek, Inc.	51,400	2,238,470
FLIR Systems, Inc.(b)(c)	80,500	2,186,380

		4,424,850

Energy & Utilities — 1.6%
Airgas, Inc.	118,400	4,282,528

Entertainment & Leisure — 3.5%
Orient-Express Hotels Ltd.-Class A	83,400	3,117,492
Scientific Games Corp.-Class A(b)	88,600	2,817,480
Station Casinos, Inc.	60,500	3,498,715

		9,433,687

Finance — 3.6%
Affiliated Managers Group, Inc.(b)(c)	27,800	2,783,058
Evercore Partners, Inc.(b)	19,400	558,720
Nuveen Investments - Class A	53,200	2,725,436
Wright Express Corp.(b)(c)	157,100	3,779,826

		9,847,040

Machinery & Heavy Equipment — 0.6%
Bucyrus International, Inc. - Class A	39,200	1,662,864

Manufacturing — 4.2%
Actuant Corp. - Class A(c)	82,100	4,113,210
Gardner Denver, Inc.(b)	122,000	4,035,760
The Warnaco Group, Inc.(b)	178,200	3,446,388

		11,595,358

Medical & Medical Services — 10.3%
Community Health Systems, Inc.(b)	78,000	2,913,300
Coventry Health Care, Inc.(b)	60,900	3,137,568
Digene Corp.(b)	144,900	6,252,435
LCA-Vision, Inc.	32,200	1,330,182
Noven Pharmaceuticals, Inc.(b)	199,700	4,816,764
Omnicare, Inc.(c)	62,400	2,688,816
Pediatrix Medical Group, Inc.(b)	77,300	3,524,880
Triad Hospitals, Inc.(b)	81,300	3,579,639

		28,243,584

Medical Instruments & Supplies — 7.6%
Advanced Medical Optics, Inc.(b)	77,400	3,061,170
Hologic, Inc.(b)	67,000	2,915,840
Kyphon, Inc.(b)(c)	79,700	2,982,374
Martek Biosciences Corp.(b)(c)	117,300	2,523,123
Varian Medical Systems, Inc.(b)	76,400	4,078,996
Wright Medical Group, Inc.(b)	220,705	5,352,096

		20,913,599

Metal & Mining — 2.3%
Century Aluminum Co.(b)(c)	54,500	1,833,925
CONSOL Energy, Inc.	78,100	2,478,113
Massey Energy Co.(b)(c)	87,400	1,830,156

		6,142,194

Oil & Gas — 5.2%
Comstock Resources, Inc.(b)	86,300	2,343,045
Diamond Offshore Drilling, Inc.(c)	38,100	2,757,297
ENSCO International, Inc.(c)	76,300	3,344,229
National-Oilwell, Inc.(b)	44,000	2,576,200
Pride International, Inc.(b)	114,900	3,150,558

		14,171,329

Personal Services — 1.2%
Laureate Education, Inc.(b)(c)	67,200	3,216,192

Pharmaceuticals — 4.1%
Barr Pharmaceuticals, Inc.(b)	53,800	2,794,372
Endo Pharmaceuticals Holdings, Inc.(b)	159,600	5,194,980
Shire PLC - ADR	63,300	3,126,387

		11,115,739

Restaurants — 1.1%
Burger King Holdings, Inc.(b)	42,400	676,704
Ruth’s Chris Steak House, Inc.(b)	127,100	2,392,022

		3,068,726

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL/MID-CAP GROWTH PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Retail Merchandising — 2.9%
Central Garden & Pet Co.(b)		33,400	$1,611,884
The Children’s Place Retail Stores, Inc.(b)		39,900	2,554,797
Dick’s Sporting Goods, Inc.(b)(c)		85,315	3,883,539

			8,050,220

Semiconductors & Related Devices — 6.1%
Analog Devices, Inc.		72,400	2,127,836
Cymer, Inc.(b)		63,200	2,775,112
Freescale Semiconductor, Inc. - Class A(b)		82,900	3,154,345
Microsemi Corp.(b)		111,600	2,103,660
Standard Microsystems Corp.(b)		145,700	4,140,794
Varian Semiconductor Equipment Associates, Inc.(b)		67,500	2,477,250

			16,778,997

Soaps & Cosmetics — 0.1%
Bare Escentuals, Inc.(b)		5,100	138,465

Steel Pipe & Tubes — 0.5%
Mueller Water Products, Inc. - Class A(b)(c)		91,100	1,330,971

Telecommunications — 7.5%
Amdocs Ltd.(b)		152,500	6,039,000
American Tower Corp. - Class A(b)(c)		143,000	5,219,500
Comverse Technology, Inc.(b)		111,300	2,386,272
Harris Corp.		43,800	1,948,662
Polycom, Inc.(b)(c)		203,700	4,996,761

			20,590,195

Transportation — 0.9%
Landstar System, Inc.		57,600	2,459,520

Waste Management — 1.0%
Stericycle, Inc.(b)(c)		40,300	2,812,537

TOTAL COMMON STOCKS (Cost $223,910,073)			269,790,298

SHORT TERM INVESTMENTS — 1.7%
Galileo Money Market Fund (Cost $4,641,891)		4,641,891	4,641,891

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.3% (Cost $228,551,964)			274,432,189

	MATURITY	PAR/SHARES (000)

SECURITIES LENDING COLLATERAL — 2.5%
Bank of America, Master Notes 5.32%(d)(e)	10/02/06	$2,916	2,916,172
Bear Stearns, Floating Rate Notes 5.44%(d)(e)	10/02/06	2,144	2,143,969
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(d)(e)	10/31/06	1,164	1,163,501
Morgan Stanley, Variable Rate Commercial Paper 5.44%(d)(e)	10/02/06	571	570,534

TOTAL SECURITIES LENDING COLLATERAL (Cost $ 6,794,176)			6,794,176

INVESTMENTS IN AFFILIATES - SHORT TERM — 15.9%
Merrill Lynch, Floating Rate Notes 5.30%(d)(e)	10/16/06	4,025	4,025,229
Institutional Money Market Trust(e)		39,663	39,663,342

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $43,688,571)			43,688,571

TOTAL INVESTMENTS IN SECURITIES — 118.7% (Cost $279,034,711(a))			324,914,936
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (18.4)%			(50,482,747)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%			(794,738)

TOTAL NET ASSETS — 100%			$273,637,451

(a)	Cost for federal income tax purposes is $279,946,529. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$56,613,011
Gross unrealized depreciation	(11,644,604)

$44,968,407

(b)	Non-income producing security. (c) Total or partial securities on loan.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

51

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.3%
Aerospace — 1.7%
K&F Industries Holdings, Inc.(b)(c)	27,400	$514,572
Orbital Sciences Corp.(b)	49,600	930,992

		1,445,564

Banks — 10.9%
Boston Private Financial Holdings, Inc.	42,900	1,196,052
Cathay General Bancorp	20,800	750,880
Central Pacific Financial Corp.	22,300	815,734
First Midwest Bancorp, Inc.	35,600	1,348,884
First Niagara Financial Group, Inc.	75,300	1,097,874
Sterling Financial Corp.	26,160	848,369
Taylor Capital Group, Inc.	23,500	694,425
Umpqua Holdings Corp.	37,344	1,068,038
Wintrust Financial Corp.(c)	17,200	862,580
WSFS Financial Corp.	9,194	571,775

		9,254,611

Broadcasting — 0.5%
Outdoor Channel Holdings, Inc.(b)	40,400	439,956

Business Services — 4.2%
The Brink’s Co.(c)	36,900	1,957,914
National Financial Partners Corp.(c)	23,510	964,615
PRA International(b)	22,291	594,947

		3,517,476

Computer & Office Equipment — 2.6%
Electronics for Imaging, Inc.(b)(c)	50,100	1,146,288
Imation Corp.	26,100	1,047,915

		2,194,203

Computer Software & Services — 4.9%
CACI International, Inc.(b)	11,700	643,617
Emulex Corp.(b)	26,100	474,237
Hyperion Solutions Corp.(b)	25,700	886,136
Lawson Software, Inc.(b)	69,500	503,875
TIBCO Software, Inc.(b)	132,700	1,191,646
Trident Microsystems, Inc.(b)	20,800	483,808

		4,183,319

Construction — 4.2%
Dycom Industries, Inc.(b)	31,700	681,550
Texas Industries, Inc.	16,000	832,960
Washington Group International, Inc.	34,000	2,001,240

		3,515,750

Containers — 0.9%
Silgan Holdings, Inc.	21,100	792,516

Electronics — 1.0%
Directed Electronics, Inc.(b)	57,007	860,806

Energy & Utilities — 3.2%
Black Hills Corp.	22,500	756,225
El Paso Electric Co.(b)	331	7,394
ITC Holdings Corp.	12,600	393,120
Pike Electric Corp.(b)	52,100	776,290
PNM Resources, Inc.	29,100	802,287

		2,735,316

Entertainment & Leisure — 5.8%
Gaylord Entertainment Co.(b)	19,100	837,535
Orient-Express Hotels Ltd. - Class A	30,000	1,121,400
Pinnacle Entertainment, Inc.(b)	32,900	925,148
Progressive Gaming International Corp.(b)	49,400	405,080
Regal Entertainment Group - Class A(c)	27,800	550,996
Sunterra Corp.(b)	12,017	136,153
Vail Resorts, Inc.(b)	22,500	900,450

		4,876,762

Finance — 0.7%
Jackson Hewitt Tax Service, Inc.	19,100	573,191
Food & Agriculture — 3.0%
Hain Celestial Group, Inc.(b)	55,200	1,410,912
Pilgrim’s Pride Corp.	20,800	568,880
Ralcorp Holdings, Inc.(b)	12,100	583,583

		2,563,375

Insurance — 6.1%
Aspen Insurance Holdings Ltd.(c)	57,900	1,495,557
Endurance Specialty Holdings Ltd.	22,601	796,911
The Hanover Insurance Group, Inc.	36,300	1,620,069
Platinum Underwriters Holdings Ltd.	41,900	1,291,777

		5,204,314

Manufacturing — 5.0%
Aptargroup, Inc.	16,900	859,872
Goodman Global, Inc.(b)	20,800	277,680
Phillips-Van Heusen Corp.	22,498	939,742
Shuffle Master, Inc.(b)	16,700	451,067
The Warnaco Group, Inc.(b)	23,539	455,244
Watson Wyatt Worldwide, Inc.	29,500	1,207,140

		4,190,745

Medical & Medical Services — 3.5%
Magellan Health Services, Inc.(b)	19,600	834,960
Per-Se Technologies, Inc.(b)	52,500	1,195,950
Radiation Therapy Services, Inc.(b)	30,693	897,156

		2,928,066

Medical Instruments & Supplies — 4.2%
DJ Orthopedics, Inc.(b)	57,345	2,381,538
Hologic, Inc.(b)	12,600	548,352
Polymedica Corp.	14,800	633,588

		3,563,478

Metal & Mining — 0.4%
Century Aluminum Co.(b)	8,787	295,683

Motor Vehicles — 1.5%
LoJack Corp.(b)	23,953	469,239

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE EQUITY PORTFOLIO (Continued)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Motor Vehicles (Continued)
Tenneco Automotive, Inc.(b)		35,800	$837,362

			1,306,601

Oil & Gas — 4.7%
Carbo Ceramics, Inc.		5,900	212,577
Comstock Resources, Inc.(b)		32,000	868,800
Goodrich Petroleum Corp.(b)		30,718	925,226
Hercules Offshore, Inc.(b)		22,746	706,263
Oceaneering International, Inc.(b)		23,500	723,800
Universal Compression Holdings, Inc.(b)		10,700	571,915

			4,008,581

Pharmaceuticals — 0.9%
Axcan Pharma, Inc.(b)		52,427	716,153

Publishing & Printing — 2.0%
Marvel Entertainment, Inc.(b)(c)		42,100	1,016,294
Scholastic Corp.(b)		21,500	669,725

			1,686,019

Real Estate — 5.3%
BioMed Realty Trust, Inc. (REIT)		28,300	858,622
Corporate Office Properties Trust (REIT)		24,207	1,083,505
Education Realty Trust, Inc. (REIT)		49,400	729,144
Innkeepers USA Trust (REIT)		48,900	796,581
Strategic Hotels & Resorts, Inc. (REIT)		50,800	1,009,904

			4,477,756

Restaurants — 1.3%
Landry’s Restaurants, Inc.(c)		37,202	1,121,640

Retail Merchandising — 7.6%
Big 5 Sporting Goods Corp.		23,200	528,960
Copart, Inc.(b)		30,300	854,157
The Finish Line, Inc. - Class A		33,200	418,984
Genesco, Inc.(b)		12,300	423,981
Guitar Center, Inc.(b)		11,400	509,352
Jarden Corp.(b)(c)		37,400	1,233,078
RC2 Corp.(b)		9,453	316,959
Saks, Inc.(c)		51,600	891,648
The Talbots, Inc.		46,638	1,270,886

			6,448,005

Security Brokers & Dealers — 4.6%
GFI Group, Inc.(b)		17,200	950,988
Piper Jaffray Cos., Inc.(b)(c)		39,900	2,418,738
TradeStation Group, Inc.(b)		37,300	562,111

			3,931,837

Semiconductors & Related Devices — 1.2%
PMC-Sierra, Inc.(b)(c)		100,200	595,188
Varian Semiconductor Equipment Associates, Inc.(b)		11,600	425,720

			1,020,908

Soaps & Cosmetics — 0.6%
Bare Escentuals, Inc.(b)		1,600	43,440
NU Skin Enterprises, Inc.		28,300	495,816

			539,256

Telecommunications — 1.6%
Polycom, Inc.(b)(c)		55,400	1,358,962

Transportation — 1.7%
Hornbeck Offshore Services, Inc.(b)		17,400	582,900
Kirby Corp.(b)		27,800	870,974

			1,453,874

Waste Management — 1.5%
Waste Connections, Inc.(b)		33,700	1,277,567

TOTAL COMMON STOCKS (Cost $73,975,796)			82,482,290

SHORT TERM INVESTMENTS — 1.0%
Galileo Money Market Fund (Cost $809,898)		809,898	809,898

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 98.3% (Cost $74,785,694)			83,292,188

	MATURITY	PAR/ SHARES (000)
SECURITIES LENDING COLLATERAL — 0.6%
Bank of America, Master Notes 5.32%(d)(e)	10/02/06	$24	24,022
Morgan Stanley, Variable Rate Commercial Paper 5.44%(d)(e)	10/02/06	462	461,621

TOTAL SECURITIES LENDING COLLATERAL (Cost $485,643)			485,643

INVESTMENTS IN AFFILIATES - SHORT TERM — 14.8%
Merrill Lynch, Floating Rate Notes 5.30%(d)(e)	10/16/06	3,506	3,505,782
Institutional Money Market Trust(e)		9,035	9,034,885

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $12,540,667)			12,540,667

TOTAL INVESTMENTS IN SECURITIES — 113.7% (Cost $87,812,004(a))			96,318,498
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (15.4)%			(13,026,310)
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%			1,452,497

TOTAL NET ASSETS — 100%			$84,744,685

(a)	Cost for federal income tax purposes is $88,318,785. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

53

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

Gross unrealized appreciation	$9,615,451
Gross unrealized depreciation	(1,615,738)

$7,999,713

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.7%
Aerospace — 3.1%
AAR Corp.(b)	39,350	$938,104
LMI Aerospace, Inc.(b)	42,700	789,950
Orbital Sciences Corp.(b)	42,750	802,418

		2,530,472

Banks — 7.5%
Boston Private Financial Holdings, Inc.	34,100	950,708
Cathay General Bancorp	26,400	953,040
Central Pacific Financial Corp.	22,267	814,527
Umpqua Holdings Corp.	47,900	1,369,940
Wintrust Financial Corp.(c)	23,700	1,188,555
WSFS Financial Corp.	14,750	917,302

		6,194,072

Broadcasting — 1.1%
Alliance Atlantis Communications, Inc.(b)	17,000	530,825
CKX, Inc.(b)	33,050	411,473

		942,298

Business Services — 6.6%
The Brink’s Co.(c)	7,950	421,827
Forrester Research, Inc.(b)	57,350	1,508,878
HMS Holdings Corp.(b)	58,250	735,115
National Financial Partners Corp.(c)	24,600	1,009,338
Net 1 UEPS Technologies, Inc.(b)(c)	41,850	956,691
PRA International(b)	30,394	811,216

		5,443,065

Computer & Office Equipment — 2.1%
Electronics for Imaging, Inc.(b)(c)	75,800	1,734,304

Computer Software & Services — 11.6%
Aladdin Knowledge Systems(b)	24,200	407,770
Blackboard, Inc.(b)	43,500	1,152,750
CACI International, Inc.(b)	20,450	1,124,954
Lawson Software, Inc.(b)	135,950	985,638
Move, Inc.(b)	90,900	446,319
SkillSoft PLC - ADR(b)	328,550	2,099,434
TIBCO Software, Inc.(b)	139,650	1,254,057
Trident Microsystems, Inc.(b)	42,450	987,387
The TriZetto Group, Inc.(b)	73,050	1,105,977

		9,564,286

Containers — 1.0%
Silgan Holdings, Inc.	22,350	839,466

Dental Equipment & Supplies — 1.4%
Align Technology, Inc.(b)(c)	98,000	1,115,240

Electronics — 3.4%
Directed Electronics, Inc.(b)	107,400	1,621,740
FLIR Systems, Inc.(b)(c)	44,350	1,204,546

		2,826,286

Energy & Utilities — 1.4%
El Paso Electric Co.(b)	34,500	770,730
Pike Electric Corp.(b)	26,050	388,145

		1,158,875

Entertainment & Leisure — 3.2%
Gaylord Entertainment Co.(b)	10,000	438,500
Morgans Hotel Group(b)	20,446	255,575
Orient-Express Hotels Ltd. - Class A	36,835	1,376,892
Sunterra Corp.(b)	47,627	539,614

		2,610,581

Food & Agriculture — 1.0%
Sanderson Farms, Inc.	25,950	839,742

Insurance — 2.5%
IPC Holdings Ltd.	13,976	425,150
Platinum Underwriters Holdings Ltd.	53,979	1,664,172

		2,089,322

Manufacturing — 11.1%
Actuant Corp.-Class A(c)	28,000	1,402,800
American Railcar Industries, Inc.	37,500	1,091,625
Aptargroup, Inc.	17,600	895,488
Chart Industries, Inc.(b)	62,350	767,529
Hexel Corp.(b)(c)	86,800	1,228,220
K2, Inc.(b)	72,450	849,838
Paxar Corp.(b)	52,750	1,053,945
Powerwave Technologies, Inc.(b)	105,900	804,840
Watson Wyatt Worldwide, Inc.	24,600	1,006,632

		9,100,917

Medical & Medical Services — 6.6%
Emergency Medical Services LP - Class A(b)	26,150	427,552
Pediatrix Medical Group, Inc.(b)	39,150	1,785,240
Per-Se Technologies, Inc.(b)(c)	59,550	1,356,549
Radiation Therapy Services, Inc.(b)	13,700	400,451
Vital Images, Inc.(b)	45,550	1,438,469

		5,408,261

Medical Instruments & Supplies — 8.3%
DJ Orthopedics, Inc.(b)	68,250	2,834,423
Ev3, Inc.(b)(c)	49,650	844,546
Hologic, Inc.(b)	39,450	1,716,864
Immucor, Inc.(b)	30,625	686,306
MWI Veterinary Supply, Inc.(b)	22,550	756,102

		6,838,241

Metal & Mining — 1.2%
Foundation Coal Holdings, Inc.	21,300	689,481
Universal Stainless & Alloy Products, Inc.(b)	14,950	336,375

		1,025,856

Motor Vehicles — 1.1%
Tenneco Automotive, Inc.(b)	40,000	935,600

Oil & Gas — 5.8%
Carbo Ceramics, Inc.(c)	5,700	205,371
Complete Production Services, Inc.(b)	23,400	461,916
Goodrich Petroleum Corp.(b)(c)	35,650	1,073,778
Hercules Offshore, Inc.(b)	40,250	1,249,763
Oil States International, Inc.(b)(c)	15,200	418,000
Petrohawk Energy Corp.(b)	60,290	625,810
Superior Energy Services, Inc.(b)	29,150	765,479

		4,800,117

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

55

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Personal Services — 1.6%
Laureate Education, Inc.(b)(c)		27,250	$1,304,185

Real Estate — 3.9%
Corporate Office Properties Trust (REIT)		19,200	859,392
Correctional Properties Trust (REIT)		34,700	1,101,725
Education Realty Trust, Inc. (REIT)		56,600	835,416
LaSalle Hotel Properties (REIT)		9,150	396,561

			3,193,094

Retail Merchandising — 5.3%
The Children’s Place Retail Stores, Inc.(b)		15,400	986,062
Genesco, Inc.(b)		11,910	410,538
Golfsmith International Holdings, Inc.(b)		51,500	396,550
Jarden Corp.(b)(c)		40,025	1,319,624
Officemax, Inc.(c)		9,750	397,215
Tractor Supply Co.(b)		17,450	842,137

			4,352,126

Security Brokers & Dealers — 1.3%
Piper Jaffray Cos., Inc.(b)(c)		16,950	1,027,509

Semiconductors & Related Devices — 3.9%
Rudolph Technologies, Inc.(b)		64,150	1,175,870
Silicon Storage Technology, Inc.(b)		232,200	956,664
Ultra Clean Holdings, Inc.(b)		103,750	1,108,050

			3,240,584

Telecommunications — 2.8%
EMS Technologies, Inc.(b)		66,900	1,256,382
RCN Corp.(b)		36,350	1,028,705

			2,285,087

Transportation — 0.9%
Universal Truckload Services, Inc.(b)		5,400	140,238
Vitran Corp., Inc.(b)		32,700	604,950

			745,188

TOTAL COMMON STOCKS (Cost $75,516,902)			82,144,774

SHORT TERM INVESTMENTS — 1.4%
Galileo Money Market Fund (Cost $1,132,073)		1,132,073	1,132,073

TOTAL MARKET VALUE OF SECURITIES BEFORE SEC. LENDING AND INVESTMENTS IN AFFILIATES — 101.1% (Cost $76,648,975)			83,276,847

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 1.7%
Bank of America, Master Notes 5.32%(d)(e)	10/02/06	$358	358,409
Citigroup, Master Note 5.32%(d)(e)	10/02/06	829	829,047
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(d)(e)	10/31/06	225	225,269

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,412,725)			1,412,725

INVESTMENTS IN AFFILIATES-SHORT TERM — 17.0%
Merrill Lynch, Floating Rate Notes 5.30%(d)(e)	10/16/06	1,791	1,791,425
Institutional Money Market Trust(e)		12,206	12,206,422

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $13,997,847)			13,997,847

TOTAL INVESTMENTS IN SECURITIES — 119.8% (Cost $92,059,547(a))			98,687,419
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (18.7)%			(15,410,572)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%			(879,504)

TOTAL NET ASSETS — 100%			$82,397,343

(a)	Cost for federal income tax purposes is $92,311,376. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$8,466,083
Gross unrealized depreciation	(2,090,040)

$6,376,043

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 96.1%
Aerospace — 2.6%
Armor Holdings, Inc.(b)	114,300	$6,552,819
BE Aerospace, Inc.(b)	381,100	8,037,399
LMI Aerospace, Inc.(b)	131,800	2,438,300

		17,028,518

Banks — 2.3%
Greenhill & Co., Inc.(c)	80,500	5,395,110
Signature Bank(b)	143,400	4,435,362
UMB Financial Corp.	136,200	4,980,834

		14,811,306

Broadcasting — 2.5%
CKX, Inc.(b)	975,800	12,148,710
Outdoor Channel Holdings, Inc.(b)	383,700	4,178,493

		16,327,203

Business Services — 8.9%
Advisory Board Co.(b)	144,900	7,320,348
Commvault Systems, Inc.(b)(c)	79,500	1,431,000
Diamond Management & Technology Consultants, Inc.(b)	1,200,700	13,375,798
eFunds Corp.(b)	213,000	5,150,340
Forrester Research, Inc.(b)	399,700	10,516,107
Gartner, Inc.-Class A(b)	573,400	10,086,106
Healthcare Services Group, Inc.	347,300	8,738,068
WNS Holdings Ltd.-ADR(b)	60,100	1,715,855

		58,333,622

Chemicals — 0.8%
Agrium, Inc.	184,800	4,987,752

Computer Software & Services — 18.7%
Aladdin Knowledge Systems(b)	387,400	6,527,690
Blackboard, Inc.(b)	304,700	8,074,550
CACI International, Inc.(b)	111,100	6,111,611
Foundry Networks, Inc.(b)	388,700	5,111,405
IHS, Inc.(b)	359,700	11,539,176
Innerworkings, Inc.(b)	166,000	1,950,500
Interwoven, Inc.(b)	740,600	8,168,818
Move, Inc.(b)	1,604,200	7,876,622
Riverbed Technology, Inc.(b)	29,800	581,100
SI International, Inc.(b)	209,600	6,703,008
SkillSoft PLC-ADR(b)	2,799,730	17,890,275
SonicWALL, Inc.(b)	1,725,600	18,843,552
Synchronoss Technologies, Inc.(b)	173,800	1,647,624
Transaction Systems Architects, Inc.(b)	329,800	11,318,736
VeriFone Holdings, Inc.(b)	360,000	10,278,000

		122,622,667

Dental Equipment & Supplies — 1.7%
Align Technology, Inc.(b)(c)	975,099	11,096,626

Electronics — 0.8%
FLIR Systems, Inc.(b)(c)	187,900	5,103,364

Energy & Utilities — 1.5%
Airgas, Inc.	278,900	10,087,813

Entertainment & Leisure — 4.3%
Orient-Express Hotels Ltd. - Class A	210,400	7,864,752
Scientific Games Corp. - Class A(b)	211,600	6,728,880
Vail Resorts, Inc.(b)	215,700	8,632,314
World Wrestling Entertainment, Inc.	281,800	4,629,974

		27,855,920

Finance — 3.7%
Affiliated Managers Group,
Inc.(b)(c)	57,900	5,796,369
Evercore Partners, Inc.(b)	44,700	1,287,360
Net 1 UEPS Technologies, Inc.(b)(c)	347,500	7,943,850
Wright Express Corp.(b)	375,300	9,029,718

		24,057,297

Machinery & Heavy Equipment — 1.4%
Bucyrus International, Inc. -
Class A	108,200	4,589,844
Gehl Co.(b)	174,546	4,674,342

		9,264,186

Manufacturing — 7.4%
Actuant Corp. - Class A	191,700	9,604,170
Crocs, Inc.(b)(c)	153,900	5,224,905
Diodes, Inc.(b)	37,000	1,597,290
Gardner Denver, Inc.(b)	287,400	9,507,192
The Warnaco Group, Inc.(b)	423,900	8,198,226
Watson Wyatt Worldwide, Inc.	354,700	14,514,324

		48,646,107

Medical & Medical Services — 8.4%
Digene Corp.(b)	343,500	14,822,025
Digirad Corp.(b)	405,600	1,512,888
LCA-Vision, Inc.	103,600	4,279,716
Noven Pharmaceuticals, Inc.(b)	695,900	16,785,108
Pediatrix Medical Group, Inc.(b)	216,400	9,867,840
Symbion, Inc.(b)	412,700	7,577,172

		54,844,749

Medical Instruments & Supplies — 9.2%
Adeza Biomedical Corp.(b)	320,600	5,261,046
Advanced Medical Optics, Inc.(b)	129,200	5,109,860
Bruker BioSciences Corp.(b)	463,100	3,246,331
Cutera, Inc.(b)	198,100	5,267,479
Hologic, Inc.(b)	155,450	6,765,184
Home Diagnostics, Inc.(b)	126,300	1,653,267
IntraLase Corp.(b)	404,700	7,976,637
Kyphon, Inc.(b)(c)	189,700	7,098,574
Martek Biosciences Corp.(b)(c)	266,900	5,741,019
Wright Medical Group, Inc.(b)	503,181	12,202,139

		60,321,536

Metal & Mining — 1.4%
Century Aluminum Co.(b)(c)	127,000	4,273,550
Massey Energy Co.(b)(c)	246,900	5,170,086

		9,443,636

Metal Working Machinery & Equipment — 0.5%
RBC Bearings, Inc.(b)	149,900	3,620,085

Oil & Gas — 4.2%
Atwood Oceanics, Inc.(b)	133,500	6,003,495
Comstock Resources, Inc.(b)	208,600	5,663,490
Oceaneering International, Inc.(b)	178,900	5,510,120
Parallel Petroleum Corp.(b)	142,400	2,856,544

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

57

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	N UMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Oil & Gas (Continued)
Superior Energy Serivces, Inc.(b)	277,200	$7,279,272

		27,312,921

Personal Services — 1.1%
Laureate Education, Inc.(b)(c)	156,200	7,475,732

Restaurants — 2.9%
Red Robin Gourmet Burgers, Inc.(b)	268,000	12,357,480
Ruth’s Chris Steak House, Inc.(b)	355,800	6,696,156

		19,053,636

Retail Merchandising — 3.2%
Central Garden & Pet Co.(b)(c)	72,200	3,484,372
The Children’s Place Retail Stores, Inc.(b)	90,700	5,807,521
Dick’s Sporting Goods, Inc.(b)(c)	204,621	9,314,348
Golfsmith International Holdings, Inc.(b)	320,000	2,464,000

		21,070,241

Semiconductors & Related Devices — 4.8%
Cymer, Inc.(b)(c)	147,400	6,472,334
Micrel, Inc.(b)	498,700	4,782,533
Microsemi Corp.(b)	262,100	4,940,585
Standard Microsystems Corp.(b)	330,400	9,389,968
Varian Semiconductor Equipment Associates, Inc.(b)	158,200	5,805,940

		31,391,360

Soaps & Cosmetics — 0.0%
Bare Escentuals, Inc.(b)	12,200	331,230

Steel Pipe & Tubes — 0.5%
Mueller Water Products, Inc. - Class A(b)(c)	212,000	3,097,320

Telecommunications — 3.3%
EMS Technologies, Inc.(b)	283,500	5,324,130
Polycom, Inc.(b)(c)	480,000	11,774,400
WinderThan Co. Ltd. - ADR(b)	259,800	4,349,052

		21,447,582

TOTAL COMMON STOCKS (Cost $516,082,989)		629,632,409

	MATURITY	PAR / SHARES (000)
SHORT TERM INVESTMENTS — 3.0%
Federal Home Loan Bank, Discount Notes 4.40%(d)	10/02/06	$10,000	9,998,778
Galileo Money Market Fund		9,372	9,372,389

TOTAL SHORT TERM INVESTMENTS (Cost $19,371,167)			19,371,167

TOTAL MARKET VALUE OF SECURITIES BEFORE SEC. LENDING AND INVESTMENTS IN AFFILIATES — 99.1% (Cost $535,454,156)			649,003,576

SECURITIES LENDING COLLATERAL — 0.5%
Bear Stearns, Floating Rate Notes 5.44%(e)(f)	10/02/06	439	438,778
Citigroup, Master Note 5.32%(e)(f)	10/02/06	3,223	3,222,886

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,661,664)			3,661,664

INVESTMENTS IN AFFILIATES - SHORT TERM — 11.8%
Merrill Lynch, Floating Rate Notes 5.30%(e)(f) 10/16/06		3,067	3,066,581
Institutional Money Market Trust(f)		74,057	74,057,168

TOTAL INVESTMENTS IN AFFILIATES—SHORT TERM (Cost $77,123,749)			77,123,749

TOTAL INVESTMENTS IN SECURITIES — 111.4% (Cost $616,239,569(a))			729,788,989
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (12.3)%			(80,785,413)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%			5,984,282

TOTAL NET ASSETS — 100%			$654,987,858

(a)	Cost for federal income tax purposes is $619,659,952. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$134,763,586
Gross unrealized depreciation	(24,634,549)

$110,129,037

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	V ALUE
COMMON STOCKS — 96.3%
Belgium — 0.4%
Telecommunications — 0.4%
Option NV	5,600	$112,908

Cayman Islands — 0.8%
Semiconductors & Related Devices — 0.8%
ASM Pacific Technology Ltd.	48,600	255,144

Finland — 0.5%
Telecommunications — 0.5%
Nokia Corp. - ADR	8,200	161,458

France — 1.2%
Computer & Office Equipment — 0.8%
Neopost SA	2,000	238,648

Telecommunications — 0.4%
Alcatel SA - SP ADR	10,800	131,544

Total France		370,192

Germany — 2.0%
Computer Software & Services — 1.0%
SAP AG - ADR	6,200	306,900

Manufacturing — 1.0%
MAN AG	3,900	330,057

Total Germany		636,957

Hong Kong — 0.8%
Telecommunications — 0.8%
China Mobile Ltd.	34,500	243,783

India — 0.7%
Telecommunications — 0.7%
Bharti Tele-Ventures Ltd.	23,100	235,766

Indonesia — 0.8%
Telecommunications — 0.8%
PT Telekomunikasi Indonesia	280,000	256,477

Japan — 4.1%
Computer Software & Services — 2.5%
Nippon System Development	9,900	403,124
Obic Co. Ltd.	1,000	211,386
Otsuka Corp.	1,500	159,492

		774,002

Machinery & Heavy Equipment — 1.2%
Disco Corp.	2,500	153,439
Nabtesco Corp.	20,200	229,147

		382,586

Water & Sewer — 0.4%
Kurita Water Industries Ltd.	6,800	131,827

Total Japan		1,288,415

Malaysia — 0.8%
Telecommunications — 0.8%
Digi.com Berhad	73,000	247,424

Mexico — 1.0%
Telecommunications — 1.0%
America Movil SA - ADR(b)	7,800	307,086

Netherlands — 1.1%
Semiconductors & Related Devices — 1.1%
ASML Holding N.V.(c)	14,300	332,904

Norway — 0.3%
Computer Software & Services — 0.3%
Fast Search & Transfer ASA	31,600	87,877

Singapore — 0.7%
Electronic Components & Accessories — 0.7%
Stats Chippac Ltd.(c)	338,600	207,861

South Korea — 1.0%
Computer Software & Services — 0.6%
NHN Corp.(c)	1,800	188,893

Electronics — 0.4%
Samsung Electronics Co. Ltd.	200	140,343

Total South Korea		329,236

Sweden — 0.9%
Manufacturing — 0.9%
Telefonaktiebolaget LM Ericsson - ADR	8,000	275,600
Switzerland — 3.1%
Pharmaceuticals — 3.1%
Novartis AG - ADR	7,950	464,598
Roche Holding AG	1,400	242,057
Roche Holding AG	3,200	275,864

		982,519

Taiwan — 3.2%
Computer & Office Equipment — 0.1%
Lite-On Technology Corp.	24,769	30,571

Computer Communications Equipment — 0.4%
TXC Corp.	90,000	142,488

Electronics — 1.4%
Cheng Uei Precision Industry Co. Ltd.	44,961	160,295
Hon Hai Precision Industry Co. Ltd.	48,794	297,061

		457,356

Manufacturing — 0.9%
Wistron Corp.	238,461	270,540

Semiconductors & Related Devices — 0.4%
Powerchip Semiconductor Corp.	190,000	121,414

Total Taiwan		1,022,369

United Kingdom — 1.8%
Aerospace — 0.7%
Meggitt PLC	37,900	221,401

Computer Software & Services — 0.6%
Autonomy Corp. PLC	20,100	174,528

Semiconductors & Related Devices — 0.5%
Wolfson Microelectronics PLC	19,600	172,113

Total United Kingdom		568,042

United States — 71.1%
Advertising — 0.3%
Monster Worldwide, Inc.(c)	2,300	83,237

Aerospace — 2.2%
Goodrich Corp.	5,900	239,068
Lockheed Martin Corp.	5,100	438,906

		677,974

Business Services — 3.3%
Akamai Technologies, Inc.(c)	9,800	489,902
Aquantive, Inc.(b)(c)	5,200	122,824
Fiserv, Inc.(c)	5,200	244,868
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

59

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Business Services (Continued)
Huron Consulting Group, Inc.(c)	4,400	$172,480

		1,030,074

Computer & Office Equipment — 7.7%
Apple Computer, Inc.(c)	7,200	554,616
Cisco Systems, Inc.(c)	28,100	646,300
Hewlett-Packard Co.(b)	11,500	421,935
International Business Machines Corp.	4,700	385,118
Network Appliance, Inc.(c)	11,500	425,615

		2,433,584

Computer Software & Services — 13.8%
3Com Corp.(c)	32,000	141,120
Adobe Systems, Inc.(c)	11,100	415,695
BEA Systems, Inc.(c)	27,200	413,440
Ceridian Corp.(c)	6,400	143,104
Electronic Arts, Inc.(c)	4,300	239,424
Foundry Networks, Inc.(c)	11,900	156,485
Google, Inc. - Class A(c)	1,200	482,280
Informatica Corp.(c)	7,900	107,361
Microsoft Corp.	11,600	317,028
Oracle Corp.(c)	39,200	695,408
Seagate Technology(b)(c)	8,500	196,265
Sybase, Inc.(b)(c)	13,000	315,120
Symantec Corp.(b)(c)	11,000	234,080
TIBCO Software, Inc.(c)	29,500	264,910
Yahoo! Inc.(c)	8,000	202,240

		4,323,960

Electronics — 6.3%
Agilent Technologies, Inc.(c)	7,800	254,982
Amphenol Corp.	4,300	266,299
Coherent, Inc.(c)	5,900	204,494
Intel Corp.	14,200	292,094
Intersil Corp. - Class A	10,300	252,865
Molex, Inc.	7,400	288,378
National Semiconductor Corp.	9,700	228,241
TTM Technologies, Inc.(c)	17,600	205,920

		1,993,273

Manufacturing — 0.9%
Corning, Inc.(c)	11,200	273,392

Measuring & Controlling Devices — 0.8%
KLA-Tencor Corp.	6,000	266,820

Medical & Medical Services — 2.9%
Amgen, Inc.(c)	3,300	236,049
Cerner Corp.(b)(c)	900	40,860
Community Health Systems, Inc.(c)	4,200	156,870
Davita, Inc.(c)	4,100	237,267
Manor Care, Inc.(b)	4,300	224,804

		895,850

Medical Instruments & Supplies — 6.3%
Alcon, Inc.	2,100	240,450
The Cooper Cos., Inc.(b)	3,500	187,250
Edwards Lifesciences Corp.(c)	3,300	153,747
Johnson & Johnson	3,500	227,290
Northstar Neuroscience, Inc.(c)	3,900	51,480
Varian Medical Systems, Inc.(c)	11,346	605,763
Waters Corp.(c)	4,676	211,729
Wright Medical Group, Inc.(b)(c)	11,800	286,150

		1,963,859

Pharmaceuticals — 9.4%
Abbott Laboratories	6,200	301,072
Alexion Pharmaceuticals, Inc.(c)	16,900	574,262
Allergan, Inc.	3,000	337,830
Applera Corp. - Celera Genomic
Group(c)	12,200	169,824
BioMarin Pharmaceutical, Inc.(b)(c)	20,200	287,446
Genentech, Inc.(b)(c)	4,600	380,420
Gilead Sciences, Inc.(b)(c)	6,300	432,810
Merck & Co., Inc.(b)	3,700	155,030
Myogen, Inc.(c)	4,700	164,876
Regeneron Pharmaceuticals, Inc.(c)	10,300	161,607

		2,965,177

Retail Merchandising — 0.9%
CVS Corp.	8,700	279,444

Semiconductors & Related Devices — 8.8%
Agere Systems, Inc.(c)	23,100	344,883
Analog Devices, Inc.(b)	5,000	146,950
Applied Materials, Inc.	20,300	359,919
Integrated Device Technology, Inc.(c)	17,800	285,868
Marvell Technology Group Ltd.(b)(c)	16,100	311,857
Maxim Integrated Products, Inc.	5,000	140,350
MEMC Electronic Materials, Inc.(b)(c)	8,400	307,692
Micron Technology, Inc.(c)	10,500	182,700
Novellus Systems, Inc.(c)	5,500	152,130
NVIDIA Corp.(c)	5,500	162,745
Spansion, Inc.(c)	13,100	218,377
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	16,000	153,600

		2,767,071

Telecommunications — 7.5%
ALLTEL Corp.(b)	5,200	288,600
Amdocs Ltd.(c)	7,200	285,120
AT&T, Inc.	7,400	240,944
Harris Corp.	8,300	369,267
Motorola, Inc.(b)	21,000	525,000
Oplink Communications, Inc.(c)	13,900	277,722
Qualcomm, Inc.	5,800	210,830
Windstream Corp.	12,376	163,240

		2,360,723

Total United States		22,314,438

TOTAL COMMON STOCKS (Cost $26,162,353)		30,236,456

SHORT TERM INVESTMENTS — 2.7%
Galileo Money Market Fund (Cost $ 865,797)	865,797	865,797

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 99.0% (Cost $27,028,150)	$31,102,253

	MATURITY	PAR (000)
SECURITIES LENDING COLLATERAL — 1.7%
Citigroup, Master Note 5.32%(d)(e) (Cost $524,633)	10/02/06	$525	524,633

INVESTMENTS IN AFFILIATES - SHORT TERM — 14.8%
Institutional Money Market Trust(e) (Cost $4,644,350)		4,644	4,644,350

TOTAL INVESTMENTS IN SECURITIES — 115.5% (Cost $32,197,133(a))			36,271,236
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (16.5)%			(5,168,983)
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%			297,905

TOTAL NET ASSETS — 100%			$31,400,158

(a)	Cost for federal income tax purposes is $32,344,164. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$4,303,177
Gross unrealized depreciation	(376,105)

$3,927,072

(b)	Total or partial securities on loan.

(c)	Non-income producing security.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

61

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 100.9%
Canada — 22.9%
Banks — 0.0%
Quest Capital Corp.	61,000	$152,807

Metal & Mining — 6.0%
Alexco Resource Corp.(b)	386,881	1,072,987
Aurora Energy Resources, Inc.(b)	246,000	2,090,807
AXMIN, Inc.(b)	2,581,000	2,147,466
Bema Gold Corp.(b)	250,000	1,107,500
Crystallex International Corp.(b)	500,000	1,413,554
Energy Metals Corp.(b)	253,300	1,178,403
European Goldfields Ltd.(b)	561,400	1,828,223
Frontier Pacific Mining Corp.(b)	3,024,300	1,082,281
Gateway Gold Corp.(b)	500,000	447,327
Gold Reserve, Inc.(b)(c)	382,900	1,566,061
Goldcorp, Inc.	4,600	108,482
Golden Star Resources Ltd.(b)(c)	789,408	2,132,867
International Uranium Corp.(b)	218,500	1,145,524
Katanga Mining Ltd.(b)	1,000,000	4,652,203
Mag Silver Corp.(b)	2,026,200	4,985,059
Mena Resources, Inc.(b)	20,000	29,703
Minefinders Corp. Ltd.(b)	250,000	2,282,500
Nevsun Resources Ltd. (acquired 8/8/97 through 9/9/04, cost $4,883,732)(b)(d)(e)	1,554,800	4,284,307
NovaGold Resources, Inc.(b)	371,843	5,834,217
Orezone Resources, Inc.(b)	500,000	747,036
Polymet Mining Corp.(b)	1,250,000	3,880,564
Radius Gold, Inc.(b)	569,700	254,842
Romarco Minerals, Inc.(b)	223,000	47,882
Southwestern Resources Corp.(b)	566,900	4,584,904
Stratagold Corp.(b)	1,703,700	1,859,552
Sunridge Gold Corp.(b)	1,926,600	4,309,103
Triex Minerals Corp. (acquired 12/23/05, cost $671,761)(d)(f)	312,100	670,132
Virginia Mines, Inc.(b)	216,350	723,909
X-Cal Resources Ltd.(b)	1,755,500	628,226

		57,095,621

Motor Vehicles — 0.1%
Westport Innovations, Inc. (acquired 12/17/03 through 9/15/04, cost $1,052,339)(b)(d)(e)	959,500	1,098,779

Oil & Gas — 16.7%
Accrete Energy, Inc.(b)	13,690	88,429
Alberta Clipper Energy, Inc.(b)	95,415	520,717
Baytex Energy Trust	496,948	10,381,334
Birchcliff Energy Ltd.(b)	721,500	2,711,071
Bow Valley Energy Ltd.(b)	634,600	2,980,675
C1 Energy Ltd.(b)	647,099	486,301
Canadian Superior Energy, Inc.(b)	1,091,000	2,116,540
Canext Energy Ltd.(b)	201,600	234,471
Capitol Energy Resources Ltd.(b)	438,025	1,822,247
Cinch Energy Corp.(b)	901,980	1,065,188
Compton Petroleum Corp.(b)	1,267,329	12,642,110
Crescent Point Energy Trust	40,441	654,509
Crew Energy, Inc. (acquired 6/24/98 through 3/10/06, cost $3,002,247)(b)(d)	727,137	7,715,361
Cyries Energy, Inc.(b)	69,096	697,914
Daylight Resources Trust	346,361	4,081,034
Delphi Energy Corp.(b)	831,300	2,141,932
Ember Resources, Inc.(b)	274,224	625,606
Endev Energy, Inc.(b)	1,538,300	1,830,408
Equinox Minerals Ltd.(b)	1,552,114	1,930,162
Esprit Energy Trust	40,941	424,519
Fairborne Energy Trust	204,620	2,134,529
Fairquest Energy Ltd.(b)	140,868	504,113
First Calgary Petroleums Ltd.(b)	740,786	4,659,115
Galleon Energy, Inc. - Class A (acquired 1/20/05 through 3/13/06, cost $9,925,963)(b)(d)(f)	1,750,482	27,719,554
Highpine Oil & Gas Ltd.(b)	277,650	4,220,330
HSE Integrated Ltd.(b)	28,238	46,737
Innova Exploration Ltd. (acquired 10/31/05, cost $1,080,002)(d)(f)	155,000	762,693
Innova Exploration Ltd. (acquired 2/15/06 through 2/17/06, cost $381,883)(b)	77,609	381,883
Iteration Energy Ltd.(b)	114,809	395,450
Leader Energy Services Ltd.(b)	454,104	970,976
Masters Energy, Inc.(b)	27,741	83,142
Midnight Oil Exploration Ltd.(b)	1,127,700	3,430,266
Mission Oil & Gas, Inc. (acquired 6/13/06 through 6/14/06, cost $458,367)(b)	42,390	455,093
Mission Oil & Gas, Inc. (acquired 7/10/06, cost $285,517)(d)(f)	26,500	230,445
Niko Resources Ltd. (acquired 5/2/03 through 11/10/03, cost $689,948)(d)	39,000	2,320,286
Oilexco, Inc.(b)	1,617,675	9,349,300
Open Range Energy Corp.(b)	48,061	135,444
Pacific Rodera Energy, Inc.(b)	990,200	248,048
Paramount Resources Ltd. - Class A(b)	377,100	9,071,992
Penn West Energy Trust	72,000	2,634,578
Petrolifera Petroleum Ltd.(b)	199,615	3,732,457
ProspEx Resources Ltd.(b)	1,504,120	5,786,371
Real Resources, Inc.(b)	412,737	7,049,116
Tag Oil Ltd. (acquired 9/22/05, cost $ 218,247)(d)(f)	198,000	100,971
Technicoil Corp. (acquired 6/15/04 through 9/28/06, cost $1,448,140)(b)(d)	1,300,900	2,211,326
Thunder Energy Trust	511,162	3,169,182
Trafalgar Energy Ltd.(b)	21,717	82,380
Trilogy Energy Trust	152,791	2,128,343
True Energy Trust	188,332	1,782,646
Tusk Energy Corp. (acquired 10/5/05 through 4/10/06, cost $1,152,774)(b)	319,440	843,076
Tusk Energy Corp. (acquired 3/10/05, cost $1,123,911)(b)(d)(f)	300,846	794,002
Tusk Energy Corp. (acquired 6/2/06, cost $1,422,160)(b)(d)(f)	381,000	904,992
Vault Energy Trust	130,450	785,443
Vero Energy, Inc.(b)	91,642	384,523

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Canada (Continued)
Oil & Gas (Continued)
West Energy Ltd.(b)	2,735	$13,972
Western Oil Sands, Inc. - Class A(b)	76,800	1,965,091
Zenas Energy Corp. (acquired 5/18/04 through 3/16/06, cost $367,777)(b)(d)(f)	77,000	222,510
Zenas Energy Corp. (acquired 5/18/04 through 7/5/06, cost $3,264,411)(b)	774,985	2,239,500

		159,100,403

Transportation — 0.1%
Railpower Technologies Corp.(b)	360,600	574,250

Total Canada		218,021,860

Norway — 2.2%
Transportation — 2.2%
Stolt-Nielsen SA (acquired 1/20/05, cost $2,320,388)(d)	170,000	4,428,033
Stolt-Nielsen SA (acquired 2/18/04 through 9/9/04, cost $8,931,236)	626,100	16,215,990

		20,644,023

United Kingdom — 2.0%
Energy & Utilities — 0.1%
ITM Power PLC(b)	525,200	1,121,024

Finance — 0.1%
Archipelago Holdings, Inc. (acquired 5/13/05, cost $1,453,189)(d)(f)	2,247,400	1,306,555

Oil & Gas — 1.8%
Expro International Group PLC	565,348	7,055,075
Tullow Oil PLC	744,198	5,253,098
Venture Production PLC	314,729	4,357,733

		16,665,906

Total United Kingdom		19,093,485

United States — 73.8%
Energy & Utilities — 0.6%
Evergreen Energy, Inc.(b)(c)	393,400	4,209,380
Longview Energy Co. (acquired 8/13/04, cost $1,281,000)(d)(e)(f)	85,400	1,622,600

		5,831,980

Finance — 0.1%
NGP Capital Resources Co.	64,500	941,055

Manufacturing — 0.0%
OYO Geospace Corp.(b)	3,350	190,113

Metal & Mining — 19.7%
Alpha Natural Resources, Inc.(b)(c)	27,500	433,400
Arch Coal, Inc.(c)	1,324,400	38,288,404
CONSOL Energy, Inc.(c)	2,303,200	73,080,536
Crystallex International Corp.(b)	149,370	425,704
Massey Energy Co.(b)(c)	1,663,040	34,824,058
Peabody Energy Corp.(c)	1,009,836	37,141,768
Randgold Resources Ltd.(b)	200,000	4,072,000

		188,265,870

Oil & Gas — 50.9%
Allis-Chalmers Energy, Inc.(b)	53,537	783,782
American Oil & Gas, Inc.(b)	224,088	1,147,331
BJ Services Co.(c)	576,400	17,366,932
Bois d’Arc Energy, Inc.(b)	101,900	1,559,070
Brigham Exploration Co.(b)	81,900	554,463
Callon Petroleum Co.(b)	92,200	1,250,232
CanArgo Energy Corp.(b)(c)	5,024,200	6,883,154
Clayton Williams Energy, Inc.(b)	267,021	8,090,736
Complete Production Services, Inc.(b)	34,400	679,056
Comstock Resources, Inc.(b)	233,200	6,331,380
Delta Petroleum Corp.(b)(c)	314,497	7,082,472
Denbury Resources, Inc.(b)	447,600	12,935,640
Diamond Offshore Drilling, Inc.(c)	700,523	50,696,849
ENSCO International, Inc.(c)	128,800	5,645,304
EXCO Resources, Inc.(b)	190,300	2,361,623
The Exploration Co.(b)	179,600	1,718,772
Gasco Energy, Inc.(b)(c)	750,913	2,027,465
Global Industries, Inc.(b)	189,496	2,948,558
Grant Prideco, Inc.(b)	96,200	3,658,486
Halliburton Co.(c)	747,826	21,275,650
Hercules Offshore, Inc.(b)	68,900	2,139,345
Matador Resources Co. (acquired 10/14/03 through 4/19/06, cost $2,957,155)(d)(e)(f)	171,131	4,620,537
Newfield Exploration Co.(b)(c)	1,229,310	47,377,607
Newpark Resources, Inc.(b)	500,000	2,665,000
Noble Corp.(c)	274,800	17,636,664
Parallel Petroleum Corp.(b)	107,032	2,147,062
Penn Virginia Corp.	508,100	32,218,621
PetroQuest Energy, Inc.(b)	494,654	5,159,241
Pioneer Natural Resources Co.(c)	379,200	14,834,304
Plains Exploration & Production Co.(b)	1,087,505	46,664,840
Precision Drilling Trust(c)	152,700	4,706,214
Pride International, Inc.(b)	528,100	14,480,502
Rowan Cos., Inc.	717,000	22,678,710
Schlumberger Ltd.(c)	256,036	15,881,913
Southwestern Energy Co.(b)(c)	654,900	19,561,863
Transocean, Inc.(b)(c)	724,500	53,055,135
Treasure Island Royalty Trust(b)	405,222	52,679
Weatherford International Ltd.(b)	577,198	24,080,702

		484,957,894

Transportation — 2.5%
Hornbeck Offshore Services, Inc.(b)(c)	142,900	4,787,150
OMI Corp.	863,200	18,740,072

		23,527,222

Waste Management — 0.0%
Republic Resources, Inc.(b)(f)	28,750	0

Total United States		703,714,134

TOTAL COMMON STOCKS
(Cost $618,883,349)		961,473,502

WARRANTS — 0.0%
Nevsun Resources Ltd. (issued 12/18/03, expiring 12/18/08, strike price 10.00 CAD) (acquired 1/20/05, cost $2)(d)(e)(f)(g)	250,000	335,496

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

63

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	V ALUE
WARRANTS (Continued)
Point North Energy Ltd. (issued 7/24/03, expiring 7/23/08, strike price 5.00 CAD) (acquired 7/24/03, cost $74)(d)(e)(f)(h)		147,124	$67,129
Trafalgar Energy Ltd. Warrants (issued 9/26/06, expiring 10/23/06, strike price 4.02 CAD) (acquired 9/26/06, cost $563)(d)(f)(i)		6,290	1,406
Triex Minerals Corp. (issued 12/23/05, expiring 12/23/06, strike price 3.00 CAD) (acquired 12/23/05, cost $0)(d)(e)(f)(j)		156,050	30,714

TOTAL WARRANTS (Cost $639)			434,745

		NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.1%
U.S. Dollar versus Canadian Dollar, Strike Rate 1.120%, Expires 03/29/07 (Cost $1,035,691)		69,731,000	779,383

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 101.0% (Cost $619,919,679)			962,687,630

	MATURITY	PAR (000)
SECURITIES LENDING COLLATERAL — 2.8%
Bank of America, Master Notes 5.32%(k)(l)	10/02/06	$13,239	13,238,795
Bear Stearns, Floating Rate Notes 5.44%(k)(l)	10/02/06	2,178	2,178,495
Citigroup, Master Note 5.32%(k)(l)	10/02/06	1,587	1,586,725
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(k)(l)	10/31/06	7,921	7,921,229
Morgan Stanley, Variable Rate Commercial Paper 5.44%(k)(l)	10/02/06	2,002	2,002,295

TOTAL SECURITIES LENDING COLLATERAL (Cost $26,927,539)			26,927,539

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES—SHORT TERM — 13.7%
Institutional Money Market Trust(l) (Cost $130,892,850)		130,892,850	130,892,850

TOTAL INVESTMENT IN SECURITIES — 117.5% (Cost $777,740,068(a))	$1,120,508,019
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (16.5)%	(157,820,389)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%	(8,902,300)

TOTAL NET ASSETS — 100%	$953,785,330

(a)	Cost for federal income tax purposes is $791,554,327. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$359,184,931
Gross unrealized depreciation	(30,231,239)

$328,953,692

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(c)	Total or partial securities on loan.

(d)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2006, the Portfolio held 6.4% of its net assets, with a current market value of $61,225,318 and a current cost of $34,184,115 in these securities.

(e)	Security is illiquid. As of September 30, 2006, the Portfolio held 1.3% of its net assets, with a current market value of $12,059,562 in these securities.

(f)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $39,389,736, which represents 4.1% of net assets.

(g)	As of September 30, 2006, the aggregate amount of shares called for by these warrants is 250,000. These warrants were exercisable as of 12/18/03.

(h)	As of September 30, 2006, the aggregate amount of shares called for by these warrants is 147,124. These warrants were exercisable as of 7/24/03.

(i)	As of September 30, 2006, the aggregate amount of shares called for by these warrants is 6,290. These warrants were exercisable as of 9/26/06.

(j)	As of September 30, 2006, the aggregate amount of shares called for by these warrants is 156,050. These warrants were exercisable as of 12/23/05.

(k)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(l)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ALL-CAP GLOBAL RESOURCES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.5%
Australia — 1.3%
Metal & Mining — 1.3%
BHP Billiton Ltd. - ADR	259,090	$9,814,329

Canada — 15.0%
Metal & Mining — 2.7%
Eldorado Gold Corp.(b)	836,800	3,630,937
Teck Cominco Ltd.	271,130	16,979,736

		20,610,673

Oil & Gas — 12.3%
Canadian Natural Resources Ltd.(c)	375,060	17,095,235
Compton Petroleum Corp.(b)	715,880	7,141,187
Galleon Energy, Inc. - Class A (acquired 2/22/05 through 3/31/06, cost $6,644,560)(b)(d)	759,574	12,028,146
Husky Energy, Inc.	208,310	13,410,859
Nexen, Inc.	127,354	6,807,785
Pason Systems, Inc.	358,240	5,057,506
Petro Canada	190,310	7,663,478
Real Resources, Inc.(b)	246,054	4,202,345
Talisman Energy, Inc. - ADR	1,307,360	21,414,557

		94,821,098

Total Canada		115,431,771

Denmark — 0.0%
Oil & Gas — 0.0%
A P Moller - Maersk A/S	54	462,869

France — 1.1%
Oil & Gas — 0.5%
Total SA - ADR(c)	60,160	3,966,950

Steel Pipe & Tubes — 0.6%
Vallourec SA	18,200	4,244,151

Total France		8,211,101

Luxembourg — 1.5%
Manufacturing — 0.2%
Tenaris SA - ADR	56,465	1,997,732

Oil & Gas — 1.3%
Acergy SA	575,240	9,827,362

Total Luxembourg		11,825,094

Netherlands — 3.3%
Oil & Gas — 3.3%
Core Laboratories NV(b)	262,840	16,769,192
SBM Offshore NV	310,840	8,446,889

Total Netherlands		25,216,081

Norway — 3.8%
Oil & Gas — 3.8%
Norsk Hydro ASA	471,800	10,536,091
Statoil ASA - ADR(c)	772,580	18,402,856

Total Norway		28,938,947

United Kingdom — 4.7%
Metal & Mining — 1.1%
Rio Tinto PLC - ADR	45,400	8,609,202

Oil & Gas — 3.6%
BG Group PLC - ADR	153,880	9,382,064
Cairn Energy PLC	513,630	17,935,557

		27,317,621

Total United Kingdom		35,926,823

United States — 67.8%
Computer Software & Services — 1.0%
Veritas DGC, Inc.(b)(c)	119,207	7,846,205

Energy & Utilities — 3.1%
Questar Corp.(c)	294,660	24,094,348

Food & Agriculture — 1.3%
Potash Corp. of Saskatchewan, Inc.	95,300	9,929,307

Measuring & Controlling Devices — 0.9%
Input/Output, Inc.(b)(c)	689,620	6,847,927

Metal & Mining — 14.6%
Arch Coal, Inc.(c)	361,000	10,436,510
Cameco Corp.(c)	83,200	3,042,624
CONSOL Energy, Inc.	588,000	18,657,240
Glamis Gold Ltd.(b)	89,842	3,542,470
Goldcorp, Inc.	744,170	17,562,412
Massey Energy Co.(b)(c)	684,929	14,342,413
Peabody Energy Corp.	359,480	13,221,674
Royal Gold, Inc.(c)	279,700	7,588,261
Silver Standard Resources, Inc.(b)(c)	885,790	19,558,243
Silver Wheaton Corp.(b)(c)	450,874	4,256,251

		112,208,098

Oil & Gas — 46.9%
Anadarko Petroleum Corp.	117,058	5,130,652
Apache Corp.	161,155	10,184,996
Chesapeake Energy Corp.(c)	381,630	11,059,637
ConocoPhillips	127,500	7,590,075
Devon Energy Corp.	99,800	6,302,370
EnCana Corp.	357,100	16,672,999
ENSCO International, Inc.(c)	335,978	14,725,916
EOG Resources, Inc.	279,170	18,160,008
Exxon Mobil Corp.	39,440	2,646,424
FMC Technologies, Inc.(b)	189,100	10,154,670
Forest Oil Corp.(b)	170,500	5,386,095
Global Industries, Inc.(b)	320,080	4,980,445
GlobalSantaFe Corp.	265,890	13,291,841
Grant Prideco, Inc.(b)(c)	328,440	12,490,573
Hanover Compressor Co.(b)(c)	372,700	6,790,594
Helix Energy Solutions Group, Inc.(b)(c)	173,900	5,808,260
Hercules Offshore, Inc.(b)	153,300	4,759,965
Hess Corp.(c)	377,240	15,625,281
Hugoton Royalty Trust	1	26
Marathon Oil Corp.	107,200	8,243,680
Nabors Industries Ltd.(b)(c)	336,680	10,016,230
National-Oilwell, Inc.(b)	175,789	10,292,446
Newfield Exploration Co.(b)(c)	331,800	12,787,572
Noble Energy, Inc.	366,010	16,686,396
Occidental Petroleum Corp.	291,350	14,016,848
Parallel Petroleum Corp.(b)	178,583	3,582,375
Range Resources Corp.	251,000	6,335,240
Schlumberger Ltd.(c)	262,200	16,264,266

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

65

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ALL-CAP GLOBAL RESOURCES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Oil & Gas (Continued)
Smith International, Inc.		151,600	$5,882,080
Southwestern Energy Co.(b)		148,620	4,439,279
Suncor Energy, Inc.		217,830	15,694,652
Swift Energy Co.(b)		152,200	6,365,004
Todco(b)(c)		177,000	6,124,200
Transocean, Inc.(b)		361,450	26,468,984
Weatherford International Ltd.(b)		302,980	12,640,326
XTO Energy, Inc.		291,033	12,261,220

			359,861,625

Total United States			520,787,510

TOTAL COMMON STOCKS (Cost $765,039,393)			756,614,525

	MATURITY	PAR / SHARES (000)
SHORT TERM INVESTMENTS — 1.6%
Federal Home Loan Bank, Discount Notes 4.40%(e)	10/02/06	$2,700	2,699,670
Galileo Money Market Fund		9,924	9,924,280

TOTAL SHORT TERM INVESTMENTS (Cost $12,623,950)			12,623,950

		NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.0%
U.S. Dollar versus Canadian Dollar, Strike Rate 1.120%, Expires 03/29/07 (Cost $251,915)		16,961,000	189,573

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.1% (Cost $777,915,258)			769,428,048

		PAR (000)
SECURITIES LENDING COLLATERAL — 2.2%
Bank of America, Master Notes 5.32%(f)(g)	10/02/06	$5,462	5,462,162
Bear Stearns, Floating Rate Notes 5.44%(f)(g)	10/02/06	3,493	3,493,228
Morgan Stanley, Variable Rate Commercial Paper 5.44%(f)(g)	10/02/06	7,746	7,745,571

TOTAL SECURITIES LENDING COLLATERAL (Cost $16,700,961)			16,700,961

	NUMBER OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 14.5%
Institutional Money Market Trust(g) (Cost $111,388,049)	111,388,049	$111,388,049

TOTAL INVESTMENTS IN SECURITIES — 116.8% (Cost $906,004,268(a))		897,517,058

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (16.7)%		(128,089,010)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,135,391)

NET ASSETS — 100%		$768,292,657

(a)	Cost for federal income tax purposes is $906,476,504. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$34,482,307
Gross unrealized depreciation	(43,441,753)

$(8,959,446)

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2006, the Portfolio held 1.6% of its net assets, with a current market value of $12,028,146 and a current cost of $6,644,560 in these securities.

(e)	Rates shown are the effective yields as of September 30, 2006.

(f)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(g)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS — 92.2%
Insurance — 1.6%
Aetna, Inc.(b)		350,600	$13,866,230

Medical & Medical Services — 20.8%
Amgen, Inc.(b)(c)		411,523	29,436,240
Baxter International, Inc.		257,800	11,719,588
Caremark Rx, Inc.(b)		453,370	25,692,478
Cerner Corp.(b)(c)		84,300	3,827,220
Community Health Systems, Inc.(c)		548,830	20,498,801
Davita, Inc.(c)		453,200	26,226,684
LifePoint Hospitals, Inc.(c)		260,600	9,204,392
Manor Care, Inc.(b)		407,100	21,283,188
Medco Health Solutions, Inc.(c)		356,520	21,430,417
Quest Diagnostics, Inc.(b)		248,500	15,198,260

			184,517,268

Medical Instruments & Supplies — 19.2%
Alcon, Inc.		199,800	22,877,100
Becton, Dickinson & Co.		91,600	6,473,372
China Medical Technologies, Inc. - ADR(c)		266,801	6,173,775
The Cooper Cos., Inc.(b)		176,500	9,442,750
DENTSPLY International, Inc.		406,820	12,249,350
Edwards Lifesciences Corp.(c)		382,600	17,825,334
Johnson & Johnson		322,300	20,930,162
Mentor Corp.		28,966	1,459,597
Northstar Neuroscience, Inc.(c)		80,500	1,062,600
Respironics, Inc.(c)		184,000	7,104,240
Varian Medical Systems, Inc.(b)(c)		394,388	21,056,375
Waters Corp.(c)		559,200	25,320,576
Wright Medical Group, Inc.(b)(c)		738,400	17,906,200

			169,881,431

Pharmaceuticals — 48.2%
Abbott Laboratories		452,800	21,987,968
Alexion Pharmaceuticals, Inc.(c)(d)		857,600	29,141,248
Allergan, Inc.		177,800	20,022,058
Applera Corp. - Celera Genomic Group(c)		423,000	5,888,160
AstraZeneca PLC		258,730	16,170,625
BioMarin Pharmaceutical, Inc.(b)(c)		1,165,979	16,591,881
Cardiome Pharma Corp.(c)		546,600	6,313,230
Cortex Pharmaceuticals, Inc.(b)(c)		275,000	830,500
Genentech, Inc.(b)(c)		255,400	21,121,580
Gilead Sciences, Inc.(b)(c)		510,500	35,071,350
GlaxoSmithKline PLC - ADR(b)		144,300	7,681,089
Hospira, Inc.(c)		116,500	4,458,455
ICOS Corp.(b)(c)		373,300	9,354,898
InterMune, Inc.(b)(c)		152,781	2,508,664
Keryx Biopharmaceuticals, Inc.(b)(c)		328,021	3,880,489
Kosan Biosciences, Inc.(c)		668,300	3,227,889
Merck & Co., Inc.		761,700	31,915,230
Myogen, Inc.(c)		306,800	10,762,544
Myriad Genetics, Inc.(c)		174,200	4,294,030
Novartis AG - ADR		738,000	43,128,720
Pfizer, Inc.		343,959	9,754,677
Regeneron Pharmaceuticals, Inc.(c)		667,000	10,465,230
Roche Holding AG		57,600	9,958,911
Roche Holding AG - ADR		363,800	$31,362,325
Schering-Plough Corp.		1,487,300	32,854,457
Shire PLC - ADR		83,200	4,109,248
Wyeth		668,600	33,991,624

			426,847,080

Retail Merchandising — 2.4%
CVS Corp.		660,200	21,205,624

TOTAL COMMON STOCKS (Cost $734,166,280)			816,317,633

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 8.9%
Federal Home Loan Bank, Discount Notes 4.40%(e)	10/02/06	$69,000	68,991,566
Galileo Money Market Fund		9,909	9,909,070

TOTAL SHORT TERM INVESTMENTS (Cost $78,900,636)			78,900,636

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 101.1% (Cost $813,066,916)			895,218,269

SECURITIES LENDING COLLATERAL — 0.1%
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(f)(g) (Cost $732,436)	10/31/06	732	732,436

INVESTMENTS IN AFFILIATES - SHORT TERM — 12.8%
Merrill Lynch, Floating Rate Notes 5.30%(f)(g)	10/16/06	7,343	7,342,948
Institutional Money Market Trust(g)		106,151	106,151,353

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $113,494,301)			113,494,301

TOTAL INVESTMENTS IN SECURITIES — 114.0% (Cost $927,293,653(a))			1,009,445,006

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

67

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF CONTRACTS	VALUE
OPTIONS WRITTEN — (0.1)%
Alexion Pharmaceuticals, Inc., Strike Price $40, Expires 11/18/06	(1,000)	$(35,000)
Hospira, Inc., Strike Price $35, Expires 10/21/06	(552)	(11,040)
Martek Biosciences Corp., Strike Price $20, Expires 10/21/06	(1,480)	(37,000)
Wyeth, Strike Price $ 47.5, Expires 10/21/06	(2,500)	(800,000)

TOTAL OPTIONS WRITTEN (Premiums received $(467,366))		(883,040)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (12.9)%		(114,226,737)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%		(9,439,860)

NET ASSETS — 100%		$884,895,369

(a)	Cost for federal income tax purposes is $932,458,531. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$79,046,997
Gross unrealized depreciation	(2,060,522)

$76,986,475

(b)	Total or partial securities on loan.

(c)	Non-income producing security.

(d)	Securities, or a portion thereof, with a market value of $8,495,000 have been pledged as collateral for option contracts.

(e)	Rates shown are the effective yields as of September 30, 2006.

(f)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(g)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 94.8%
Advertising — 0.2%
Monster Worldwide, Inc.(b)	13,200	$477,708

Aerospace — 1.4%
Curtiss-Wright Corp.	27,900	846,765
Goodrich Corp.	23,500	952,220
Orbital Sciences Corp.(b)	48,000	900,960

		2,699,945

Apparel — 0.8%
Guess? Inc.(b)(c)	16,000	776,480
Iconix Brand Group, Inc.(b)	50,000	805,000

		1,581,480

Banks — 3.5%
Compass Bancshares, Inc.(c)	26,900	1,532,762
Cullen/Frost Bankers, Inc.	32,200	1,861,804
Northern Trust Corp.	24,500	1,431,535
Pinnacle Financial Partners, Inc.(b)	24,994	894,785
Wilmington Trust Co.	25,200	1,122,660

		6,843,546

Business Services — 5.4%
Amvescap PLC - ADR(c)	44,000	964,480
Aquantive, Inc.(b)	28,100	663,722
Coinstar, Inc.(b)	27,500	791,450
Corrections Corp. of America(b)	34,350	1,485,638
The Dun & Bradstreet Corp.(b)(c)	17,500	1,312,325
Fiserv, Inc.(b)	39,600	1,864,764
FTI Consulting, Inc.(b)	41,200	1,032,472
Kelly Services, Inc.	38,700	1,060,767
Manpower, Inc.	20,200	1,237,654

		10,413,272

Chemicals — 2.3%
Albemarle Corp.	24,500	1,331,085
Church & Dwight Co., Inc.	26,300	1,028,593
The Lubrizol Corp.	29,200	1,335,316
Olin Corp.	49,100	754,176

		4,449,170

Computer Software & Services — 4.1%
3Com Corp.(b)	160,000	705,600
Aspen Technology, Inc.(b)	137,300	1,499,316
BEA Systems, Inc.(b)	88,000	1,337,600
Ceridian Corp.(b)	35,800	800,488
Informatica Corp.(b)	47,700	648,243
Interwoven, Inc.(b)(c)	137,000	1,511,110
Opnet Technologies, Inc.(b)	25,300	331,683
Perficient, Inc.(b)	75,000	1,176,000

		8,010,040

Construction — 1.7%
EMCOR Group, Inc.(b)	27,400	1,502,616
Washington Group International, Inc.	29,200	1,718,712

		3,221,328

Containers — 1.9%
Pactiv Corp.(b)	60,500	1,719,410
Rexam PLC - SP ADR	34,900	1,891,231

		3,610,641

Credit Institutions — 0.5%
CSG Systems, Inc.(b)	35,000	925,050

Electronics — 2.6%
Amphenol Corp.	27,600	1,709,268
LG.Philips LCD Co., Ltd. - ADR(b)(c)	44,700	741,573
Molex, Inc.	35,500	1,383,435
National Semiconductor Corp.	48,000	1,129,440

		4,963,716

Energy & Utilities — 4.0%
Atmos Energy Corp.	42,400	1,210,520
Edison International	42,800	1,782,192
Mirant Corp.(b)	47,500	1,297,225
PPL Corp.(c)	36,000	1,184,400
Sempra Energy(c)	27,200	1,366,800
UGI Corp.	38,600	943,770

		7,784,907

Entertainment & Leisure — 3.7%
Gaylord Entertainment Co.(b)	29,800	1,306,730
Hilton Hotels Corp.(c)	47,100	1,311,735
Penn National Gaming, Inc.(b)(c)	22,900	836,308
Progressive Gaming International Corp.(b)	46,600	382,120
Sabre Holdings Corp.	49,400	1,155,466
Vail Resorts, Inc.(b)	25,300	1,012,506
WMS Industries, Inc.(b)	40,500	1,183,005

		7,187,870

Finance — 2.2%
Ameriprise Financial, Inc.	34,000	1,594,600
Investment Technology Group(b)	18,200	814,450
T. Rowe Price Group, Inc.	39,500	1,890,075

		4,299,125

Food & Agriculture — 2.4%
Campbell Soup Co.	36,100	1,317,650
Corn Products International, Inc.	64,800	2,108,592
McCormick & Co., Inc.	32,800	1,245,744

		4,671,986

Insurance — 5.3%
Assurant, Inc.(c)	31,800	1,698,438
Axis Capital Holdings Ltd.	39,500	1,370,255
Cincinnati Financial Corp.	29,100	1,398,546
Harleysville Group, Inc.	29,600	1,035,704
Odyssey Re Holdings Corp.(c)	15,500	523,590
Protective Life Corp.	23,000	1,052,250
Reinsurance Group of America, Inc.	32,500	1,687,725
Torchmark Corp.	25,400	1,602,994

		10,369,502

Leasing — 0.5%
William Scotsman International, Inc.(b)	48,600	1,038,096

Manufacturing — 7.0%
Cooper Industries Ltd. - Class A	18,200	1,551,004
Crane Co.	19,500	815,100
Fei Co.(b)	52,100	1,099,831
Gardner Denver, Inc.(b)	36,000	1,190,880

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

69

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Manufacturing (Continued)
Knoll, Inc.	66,500	$1,343,300
Phillips-Van Heusen Corp.	32,000	1,336,640
Polo Ralph Lauren Corp.	22,700	1,468,463
VF Corp.(c)	23,000	1,677,850
Volcom, Inc.(b)	28,500	642,390
Watson Wyatt Worldwide, Inc.	29,500	1,207,140
Whirlpool Corp.(c)	14,600	1,228,006

		13,560,604

Medical & Medical Services — 2.8%
Community Health Systems, Inc.(b)	39,300	1,467,855
Davita, Inc.(b)	32,400	1,874,988
LifePoint Hospitals, Inc.(b)	31,000	1,094,920
Manor Care, Inc.(c)	17,500	914,900

		5,352,663

Medical Instruments & Supplies — 4.2%
The Cooper Cos., Inc.(c)	23,300	1,246,550
DENTSPLY International, Inc.	18,300	551,013
Edwards Lifesciences Corp.(b)	31,700	1,476,903
Northstar Neuroscience, Inc.(b)	17,600	232,320
Varian Medical Systems, Inc.(b)	35,085	1,873,188
Waters Corp.(b)	31,900	1,444,432
Wright Medical Group, Inc.(b)(c)	54,500	1,321,625

		8,146,031

Metal & Mining — 2.5%
Allegheny Technologies, Inc.	21,600	1,343,304
CONSOL Energy, Inc.(c)	29,100	923,343
Hudbay Minerals, Inc.(b)	57,000	721,352
Oregon Steel Mills, Inc.(b)	15,000	733,050
Yamana Gold, Inc.(c)	126,700	1,171,975

		4,893,024

Motor Vehicles — 1.1%
LKQ Corp.(b)	52,000	1,142,440
Rush Enterprises, Inc. - Class A(b)	57,400	957,432

		2,099,872

Oil & Gas — 6.3%
Acergy SA - SP ADR(b)	56,400	962,748
AGL Resources, Inc.(c)	39,500	1,441,750
Chesapeake Energy Corp.(c)	40,600	1,176,588
Diamond Offshore Drilling, Inc.(c)	16,800	1,215,816
ENSCO International, Inc.(c)	21,500	942,345
Newfield Exploration Co.(b)(c)	19,000	732,260
Noble Energy, Inc.	26,200	1,194,458
Pride International, Inc.(b)	30,000	822,600
Smith International, Inc.	29,200	1,132,960
St. Mary Land & Exploration Co.	26,100	958,131
Weatherford International Ltd.(b)	18,700	780,164
Western Refining, Inc.	35,500	825,020

		12,184,840

Oil & Gas Field Machinery & Equipment — 0.7%
Cameron International Corp.(b)	26,400	1,275,384

Paper & Paper Products — 0.6%
Temple-Inland, Inc.	28,500	1,142,850

Personal Services — 1.4%
Life Time Fitness, Inc.(b)	30,100	1,393,329
Nutri System, Inc.(b)(c)	19,900	1,239,571

		2,632,900

Pharmaceuticals — 2.2%
Alexion Pharmaceuticals, Inc.(b)	37,400	1,270,852
BioMarin Pharmaceutical, Inc.(b)(c)	93,400	1,329,082
ICOS Corp.(b)	38,000	952,280
Regeneron Pharmaceuticals, Inc.(b)	48,000	753,120

		4,305,334

Real Estate — 5.9%
Archstone-Smith Trust (REIT)	33,500	1,823,740
Equity Office Properties Trust (REIT)(c)	52,100	2,071,496
Host Hotels & Resorts, Inc. (REIT)(c)	81,800	1,875,674
Jones Lang Lasalle, Inc. (REIT)	20,200	1,726,696
Kimco Realty Corp.(REIT)(c)	40,900	1,753,383
The Macerich Co. (REIT)	12,800	977,408
Strategic Hotels & Resorts, Inc. (REIT)	64,100	1,274,308

		11,502,705

Restaurants — 0.5%
Ruth’s Chris Steak House, Inc.(b)	55,900	1,052,038

Retail Merchandising — 4.2%
Abercrombie & Fitch Co. - Class A	21,100	1,466,028
American Eagle Outfitters, Inc.(c)	25,900	1,135,197
Asbury Automative Group, Inc.	66,100	1,361,660
BJ’s Wholesale Club, Inc.(b)	31,300	913,334
Charming Shoppes, Inc.(b)	69,400	991,032
Limited Brands, Inc.	70,000	1,854,300
Saks, Inc.(c)	27,700	478,656

		8,200,207

Security Brokers & Dealers — 1.1%
E*TRADE Financial Corp.(b)	85,900	2,054,728

Semiconductors & Related Devices — 3.2%
ASML Holding N.V.(b)	61,000	1,420,080
Hittite Microwave Corp.(b)	29,500	1,312,750
Integrated Device Technology, Inc.(b)	56,600	908,996
Lattice Semiconductor Corp.(b)(c)	175,000	1,193,500
MEMC Electronic Materials, Inc.(b)(c)	37,200	1,362,636

		6,197,962

Soaps & Cosmetics — 0.7%
International Flavors & Fragrances, Inc.	35,600	1,407,624

Telecommunications — 5.0%
Amdocs Ltd.(b)	34,700	1,374,120
American Tower Corp. - Class A(b)	30,100	1,098,650
Cbeyond Communications, Inc.(b)	27,000	741,150
Cincinnati Bell, Inc.(b)	300,000	1,446,000
Harris Corp.	31,800	1,414,782
Hutchison Telecommunications International Ltd.(b)	42,600	1,116,972

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Telecommunications (Continued)
Leap Wireless International, Inc.(b)		28,000	$1,357,720
SBA Communications Corp.(b)		43,300	1,053,489

			9,602,883

Tobacco — 1.5%
Loews Corp. - Carolina Group		24,800	1,373,672
UST, Inc.(c)		27,100	1,485,893

			2,859,565

Transportation — 0.3%
Pacer International, Inc.		22,800	632,928

Waste Management — 1.1%
Allied Waste Industries, Inc.(b)		109,000	1,228,430
URS Corp.(b)		21,400	832,246

			2,060,676

TOTAL COMMON STOCKS (Cost $165,762,729)			183,712,200

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.4%
Federal Home Loan Bank, Discount Notes 4.40%(d)	10/02/06	$2,000	1,999,755
Galileo Money Market Fund		8,540	8,539,671

TOTAL SHORT TERM INVESTMENTS (Cost $10,539,426)			10,539,426

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.2% (Cost $176,302,155)			194,251,626

SECURITIES LENDING COLLATERAL — 1.5%
Bear Stearns, Floating Rate Notes 5.44%(e)(f)	10/02/06	657	656,676
Citigroup, Master Note 5.32%(e)(f)	10/02/06	1,685	1,684,708
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(e)(f)	10/31/06	417	416,853
Morgan Stanley, Variable Rate Commercial Paper 5.44%(e)(f)	10/02/06	242	242,050

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,000,287)			3,000,287

	MATURITY	PAR/SHARES (000)	VALUE
INVESTMENTS IN AFFILIATES - SHORT TERM — 15.7%
Merrill Lynch, Floating Rate Notes 5.30%(e)(f)	10/16/06	$623	$623,458
Institutional Money Market Trust(f)		29,746	29,746,401

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $30,369,859)			30,369,859

TOTAL INVESTMENTS IN SECURITIES — 117.4% (Cost $209,672,301(a))			227,621,772
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (17.2)%			(33,370,146)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(462,193)

TOTAL NET ASSETS — 100%			$193,789,433

(a)	Cost for federal income tax purposes is $209,984,093. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$20,124,287
Gross unrealized depreciation	(2,486,608)

$17,637,679

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

71

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.7%
Australia — 1.3%
Manufacturing — 0.4%
Bradken Ltd.	42,400	$189,605

Metal & Mining — 0.9%
Mincor Resources NL	395,000	409,207

Total Australia		598,812

Belgium — 0.8%
Beverages & Bottling — 0.8%
Inbev NV	7,000	385,412

Brazil — 0.9%
Banks — 0.9%
Unibanco SA—ADR	5,600	414,400

Canada — 3.6%
Metal & Mining — 1.0%
Yamana Gold, Inc.	54,000	497,607

Telecommunications — 2.6%
Rogers Communications, Inc.	12,400	678,935
Telus Corp.	9,500	534,601

		1,213,536

Total Canada		1,711,143

Finland — 0.7%
Manufacturing — 0.7%
Wartsila Corp.—B Shares	8,100	328,680

France — 1.7%
Banks — 0.8%
Credit Agricole SA	8,000	351,403

Beverages & Bottling — 0.3%
LVMH Moet Hennessy Louis Vuitton SA	1,500	154,544

Insurance — 0.6%
Axa	8,000	295,000

Total France		800,947

Germany — 4.6%
Air Transportation — 1.0%
Deutsche Lufthansa AG	22,200	470,400

Banks — 1.0%
Deutsche Bank AG	4,000	482,672

Energy & Utilities — 0.4%
E.ON AG	1,700	201,514

Manufacturing — 1.1%
MAN AG	6,000	507,780

Soaps & Cosmetics — 1.1%
Henkel KGaA	3,600	500,597

Total Germany		2,162,963

Hong Kong — 3.2%
Energy & Utilities — 0.5%
Guangdong Investment Ltd.	562,000	227,234

Entertainment & Leisure — 0.8%
Hongkong & Shanghai Hotels Ltd.	290,000	368,519

Oil & Gas — 0.5%
CNOOC Ltd.	297,000	247,034

Retail Merchandising — 0.4%
Esprit Holdings Ltd.	23,000	209,758

Telecommunications — 1.0%
China Mobile Ltd.	66,800	472,020

Total Hong Kong		1,524,565

Italy — 1.6%
Banks — 1.6%
UniCredito Italiano SpA	93,000	771,845

Japan — 13.8%
Banks — 3.9%
The Bank of Yokohama Ltd.	42,000	330,667
Mizuho Financial Group, Inc.	45	348,952
Resona Holdings, Inc.	100	299,682
The Sumitomo Industries Ltd.	81,000	847,543

		1,826,844

Chemicals — 0.8%
Shin-Etsu Chemical Co. Ltd.	6,000	382,984

Construction — 1.7%
Daito Trust Construction Co. Ltd.	5,100	276,749
Sekisui House Ltd.	36,000	544,610

		821,359

Electronics — 0.5%
Star Micronics Co. Ltd.	11,500	218,561

Insurance — 1.5%
Millea Holdings, Inc.(b)	10,000	362,620
T&D Holdings, Inc.	4,900	354,667

		717,287

Manufacturing — 1.0%
Daihatsu Motor Co. Ltd.	22,000	201,329
Uni-Charm Corp.	4,600	255,458

		456,787

Metal & Mining — 1.1%
Nippon Steel Corp.	128,000	526,629

Real Estate — 1.6%
Mitsubishi Estate Co. Ltd.	16,000	349,460
Sumitomo Realty & Development Co. Ltd.	13,000	381,884

		731,344

Retail Merchandising — 1.7%
Aeon Co. Ltd.	16,300	399,479
Parco Co. Ltd.	33,000	411,505

		810,984

Total Japan		6,492,779

Malaysia — 0.8%
Telecommunications — 0.8%
Digi.com Berhad	117,000	396,556

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Netherlands — 3.0%
Beverages & Bottling — 0.7%
Heineken Holding NV	8,000	$314,376

Insurance — 0.8%
Aegon NV	21,000	393,845

Oil & Gas — 0.8%
SBM Offshore NV	13,800	375,006

Personal Services — 0.7%
USG People NV	4,700	328,686

Total Netherlands		1,411,913

Norway — 1.2%
Oil & Gas — 0.4%
Norsk Hydro ASA	7,400	165,254

Telecommunications — 0.7%
Telenor ASA	27,000	352,052

Transportation — 0.1%
Petrojarl ASA	5,800	62,296

Total Norway		579,602

Russia — 0.4%
Food & Agriculture — 0.4%
Wimm-Bill-Dann Foods - SP ADR	4,000	178,080

Singapore — 0.7%
Real Estate - 0.7%
Suntec Real Estate Investment Trust (REIT)	350,000	326,145

South Korea — 0.4%
Security Brokers & Dealers — 0.4%
Korea Investment Holdings Co. Ltd.	4,400	190,415

Sweden — 3.6%
Banks — 1.1%
Nordea Bank AB	40,000	524,007

Conglomerates — 0.9%
Atlas Copco AB - A Shares	16,000	420,297

Construction — 1.0%
Skanska AB	26,500	448,408

Finance — 0.6%
D. Carnegie & Co. AB	13,400	282,513

Total Sweden		1,675,225

Switzerland — 4.7%
Food & Agriculture — 1.0%
Nestle SA	1,300	453,277

Pharmaceuticals — 3.1%
Novartis AG - ADR	10,000	584,400

Roche Holding AG	6,900	854,903

		1,439,303

Retail Merchandising — 0.6%
Compagnie Financiere Richemont AG	6,200	298,484

Total Switzerland		2,191,064

Taiwan — 0.9%
Computer Communications Equipment — 0.4%
TXC Corp.	135,000	213,732

Electronics — 0.5%
Hon Hai Precision Industry Co. Ltd.	36,000	219,171

Total Taiwan		432,903

United Kingdom — 6.2%
Banks — 0.8%
HSBC Finance Corp.	20,000	364,920

Beverages & Bottling — 0.7%
Diageo PLC	17,500	309,147

Energy & Utilities — 0.8%
International Power PLC	67,700	396,751

Finance — 0.5%
Amvescap PLC	20,600	223,708

Food & Agriculture — 0.6%
Tate & Lyle PLC	21,900	295,026

Manufacturing — 0.7%
Rexam PLC	33,000	353,115

Pharmaceuticals — 1.2%
AstraZeneca PLC	8,800	550,000

Transportation — 0.6%
Arriva PLC	22,700	280,515

United Kingdom — 0.3%
ICAP PLC	17,000	164,242

Total United Kingdom		2,937,424

United States — 44.6%
Banks — 3.5%
Allied Irish Banks PLC	16,000	425,457
Bank of America Corp.	3,400	182,138
Citigroup, Inc.	6,000	298,020
J.P. Morgan Chase & Co.	8,300	389,768
Wilmington Trust Co.	7,800	347,490

		1,642,873

Beverages & Bottling — 1.4%
PepsiCo, Inc.	10,000	652,600

Broadcasting — 1.0%
News Corp.	24,000	495,360

Business Services — 0.9%
Akamai Technologies, Inc.(c)	8,300	414,917

Computer & Office Equipment — 2.1%
Cisco Systems, Inc.(c)	19,000	437,000
Hewlett-Packard Co.	9,700	355,893
Network Appliance, Inc.(c)	6,000	222,060

		1,014,953

Computer Software & Services — 1.2%
Oracle Corp.(c)	32,000	567,680

Electronics — 0.8%
Amphenol Corp.	6,500	402,545

Energy & Utilities — 2.4%
Constellation Energy Group	3,700	219,040
FPL Group, Inc.	4,900	220,500
OGE Energy Corp.	7,000	252,770
PNM Resources, Inc.	7,800	215,046

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

73

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Energy & Utilities (Continued)
PPL Corp.	6,900	$227,010

		1,134,366

Entertainment & Leisure — 1.1%
Comcast Corp.(c)	14,000	515,900

Finance — 1.8%
AllianceBernstein Holding LP	6,000	413,940
State Street Corp.	6,700	418,080

		832,020

Food & Agriculture — 2.7%
Archer-Daniels-Midland Co.	5,900	223,492
Corn Products International, Inc.	12,000	390,480
H.J. Heinz Co.	8,000	335,440
Monsanto Co.	7,000	329,070

		1,278,482

Insurance — 1.8%
Cincinnati Financial Corp.	10,000	480,600
Hartford Financial Services Group	4,000	347,000

		827,600

Manufacturing — 0.4%
Crane Co.	4,500	188,100

Medical & Medical Services — 1.6%
Amgen, Inc.(c)	5,000	357,650
Manor Care, Inc.	8,000	418,240

		775,890

Medical Instruments & Supplies — 2.1%
Alcon, Inc.	2,800	320,600
Edwards Lifesciences Corp.(c)	6,700	312,153
Johnson & Johnson	5,200	337,688

		970,441

Metal & Mining — 1.1%
Allegheny Technologies, Inc.	4,700	292,293
Newmont Mining Corp.	5,000	213,750

		506,043

Oil & Gas — 5.1%
Chevron Corp.	9,500	616,170
ConocoPhillips	6,000	357,180
Diamond Offshore Drilling, Inc.	8,000	578,960
Transocean, Inc.(c)	5,000	366,150
XTO Energy, Inc.	11,000	463,430

		2,381,890

Oil & Gas Field Machinery & Equipment — 0.7%
Cameron International Corp.(c)	6,600	318,846

Paper & Paper Products — 0.6%
Temple-Inland, Inc.	7,400	296,740

Pharmaceuticals — 2.6%
Abbott Laboratories	4,400	213,664
Alexion Pharmaceuticals, Inc.(c)	6,300	214,074
Allergan, Inc.	1,900	213,959
Merck & Co., Inc.	8,100	339,390
Schering-Plough Corp.	10,600	234,154

		1,215,241

Real Estate — 1.0%
Equity Office Properties Trust (REIT)	4,500	178,920
Host Hotels & Resorts, Inc. (REIT)	13,000	298,090

		477,010

Retail Merchandising — 1.7%
CVS Corp.	6,500	208,780
Federated Department Stores, Inc.	7,200	311,112
Limited Brands, Inc.	10,000	264,900

		784,792

Semiconductors & Related Devices — 1.7%
MEMC Electronic Materials, Inc.(c)	15,000	549,450
Spansion, Inc.(c)	14,000	233,380

		782,830

Telecommunications — 3.4%
ALLTEL Corp.	7,000	388,500
Amdocs Ltd.(c)	6,200	245,521
Motorola, Inc.	16,000	400,000
Qwest Communications International, Inc.(c)	64,400	561,568

		1,595,589

Tobacco — 0.7%
Altria Group, Inc.	4,600	352,130

Waste Management — 1.2%
Basin Water, Inc.(c)	16,000	131,040
Waste Management, Inc.	12,000	440,160

		571,200

Total United States		20,996,038

TOTAL COMMON STOCKS (Cost $44,689,877)		46,506,911

SHORT TERM INVESTMENTS — 0.5%
Galileo Money Market Fund (Cost $ 250,914)	250,914	250,914

TOTAL INVESTMENTS IN SECURITIES — 99.2% (Cost $44,940,791(a))		46,757,825
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		368,034

NET ASSETS — 100%		$47,125,859

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

(a)	Cost for federal income tax purposes is $45,060,276. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,210,404
Gross unrealized depreciation	(512,856)

$1,697,548

(b)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $362,620 which represents 0.8% of net assets.

(c)	Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

75

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.3%
Australia — 1.8%
Metal & Mining — 1.4%
Lihir Gold Ltd.	2,027,700	$4,367,503
Zinifex Ltd.	1,312,000	11,489,560

		15,857,063

Security Brokers & Dealers — 0.4%
Babcock & Brown Ltd.	328,000	4,923,399

Total Australia		20,780,462

Austria — 0.9%
Telecommunications — 0.9%
Telekom Austria AG	423,200	10,679,144

Belgium — 0.8%
Metal & Mining — 0.8%
Umicore	59,616	8,822,088

Brazil — 0.9%
Banks — 0.9%
Unibanco SA—ADR	135,900	10,056,600

Canada — 4.4%
Metal & Mining — 4.4%
Aur Resources, Inc.	475,300	7,654,127
Gammon Lake Resources, Inc.(b)	507,700	5,791,255
HudBay Minerals, Inc.(b)	584,300	7,287,087
Inmet Mining Corp.	214,900	8,124,960
Kinross Gold Corp.	839,800	10,511,118
Yamana Gold, Inc.	1,257,700	11,589,631

Total Canada		50,958,178

Denmark — 1.0%
Aerospace — 1.0%
MTU Aero Engines Holding AG	302,100	11,289,341

Finland — 3.5%
Banks — 0.4%
OKO Bank - Class A	296,200	4,725,017

Machinery & Heavy Equipment — 0.5%
Metso Oyj	162,300	5,972,465

Manufacturing — 0.7%
Wartsila Corp. - B Shares	191,200	7,758,461

Metal & Mining — 1.1%
Outokumpu Oyj	497,300	12,694,043

Retail Merchandising — 0.8%
Kesko Oyj - Class B	226,100	9,507,204

Total Finland		40,657,190

France — 3.1%
Advertising — 0.8%
Publicis Groupe	249,400	9,822,807

Computer & Office Equipment — 0.9%
Neopost SA	90,300	10,774,946

Entertainment & Leisure — 0.7%
Accor SA	121,800	8,301,632

France — 0.7%
Air France	262,500	7,915,509

Total France		36,814,894

Germany — 9.2%
Air Transportation — 1.0%
Deutsche Lufthansa AG	554,300	11,745,163

Chemicals — 0.7%
SGL Carbon AG	64,901	1,249,283
Wacker Chemie AG	61,100	7,189,967

		8,439,250

Computer Software & Services — 0.6%
United Internet AG	523,200	7,198,387

Construction — 1.2%
Bilfinger Berger AG	236,300	14,020,209

Durable Goods — 0.5%
Gerry Weber International AG	257,700	5,489,862

Electronics — 0.6%
Techem AG	153,719	7,444,147

Insurance — 0.8%
Hannover Rueckversicherung AG	220,000	9,253,497

Manufacturing — 1.3%
MAN AG	147,900	12,516,765
Solon AG Fuer Solartechnik	60,500	2,286,174

		14,802,939

Miscellaneous Services — 0.9%
GEA Group AG	584,600	10,541,347

Real Estate — 1.6%
IVG Immobilien AG	523,300	18,938,363

Total Germany		107,873,164

Hong Kong — 2.5%
Entertainment & Leisure — 0.7%
Hongkong & Shanghai Hotels Ltd.	3,000,000	3,812,262

Regal Hotels International
Holdings Ltd.	55,653,000	4,643,316

		8,455,578

Real Estate — 1.8%
New World Development Co. Ltd.	6,650,100	11,455,314
Shun Tak Holdings Ltd.	2,672,000	3,148,513
Wheelock & Co. Ltd.	3,804,300	6,660,632

		21,264,459

Total Hong Kong		29,720,037
India — 1.1%
Telecommunications — 1.1%
Bharti Tele-Ventures Ltd.	1,303,557	13,319,415

Ireland — 0.7%
Beverages & Bottling — 0.7%
C&C Group PLC	590,500	8,019,496

Italy — 1.3%
Construction — 0.8%
Buzzi Unicem SpA	395,900	9,362,721

Energy & Utilities — 0.5%
AEM SpA	2,221,700	6,000,711

Total Italy		15,363,432

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Japan — 25.6%
Banks — 3.1%
Bank of Kyoto Ltd.	1,222,000	$12,351,898
The Chiba Bank Ltd.	1,380,900	12,309,737
Hokuhoku Financial Group, Inc.	336,000	1,265,778
The Iyo Bank Ltd.	677,600	6,866,347
The Musashino Bank Ltd.	66,200	3,670,772

		36,464,532

Chemicals — 0.7%
Nissan Chemical Industries Ltd.	289,600	3,424,941
Tokai Carbon Co. Ltd.	679,200	4,323,881

		7,748,822

Computer Software & Services — 0.4%
Nippon System Development	115,600	4,707,183

Construction — 1.1%
Daito Trust Construction Co. Ltd.	109,000	5,914,836
Haseko Corp.(b)	2,046,400	7,050,877

		12,965,713

Electronics — 1.2%
Daido Steel Co. Ltd.	896,800	6,551,860
Star Micronics Co. Ltd.	385,200	7,320,838

		13,872,698

Finance — 2.2%
Mitsui Trust Holdings, Inc.	916,400	10,426,596
ORIX Corp.	34,100	9,425,312
SBI Holdings, Inc.	15,400	5,508,148

		25,360,056

Food & Agriculture — 0.7%
The Nisshin Oillio Group Ltd.	1,416,000	8,211,302

Industrial — 1.0%
Taiyo Nippon Sanso Corp.	1,310,500	11,127,462

Insurance — 0.4%
Aioi Insurance Co. Ltd.	675,500	4,649,155

Leasing — 0.5%
Diamond Lease Co. Ltd.	130,000	6,262,011

Machinery & Heavy Equipment — 2.1%
Aichi Corp.	558,900	5,223,497
Komatsu Ltd.	236,500	4,084,318
Miura Co. Ltd	325,800	7,860,571
Nabtesco Corp.	609,500	6,914,116

		24,082,502

Manufacturing — 2.2%
Asahi Diamond Industry Co. Ltd.	747,600	5,297,280
Daihatsu Motor Co. Ltd.	506,700	4,636,975
JTEKT Corporation	446,100	8,648,203
Uni-Charm Corp.	120,000	6,664,127

		25,246,585

Medical Instruments & Supplies — 0.7%
Nihon Kohden Corp.	445,000	7,873,439

Metal & Mining — 1.5%
Asahi Pretec Corp.	204,300	4,712,952
Maruichi Steel Tube Ltd.	276,200	6,558,654
Yamato Kogyo Co. Ltd.	310,200	6,683,251

		17,954,857

Motor Vehicles — 1.2%
Futaba Industrial Co. Ltd.	257,100	5,550,095
SHOWA Corp.	436,800	7,913,245

		13,463,340

Real Estate — 2.9%
Goldcrest Co. Ltd.	100,700	5,464,440
Japan General Estate Co. Ltd.	576,000	13,775,238
Joint Corp.	354,200	12,114,015
Tosei Corp.	2,498	2,241,592

		33,595,285

Residential Construction — 0.4%
Mitsui Home Co. Ltd.	548,000	4,203,073

Retail Merchandising — 2.4%
Honeys Co. Ltd.	94,900	4,844,419
Shimachu Co. Ltd.	205,100	6,024,948
Takashimaya Co. Ltd.	400,100	5,080,635
Tsuruha Holdings, Inc.	109,600	4,490,701
Xebio Co. Ltd.	251,400	7,768,127

		28,208,830

Security Brokers & Dealers — 0.1%
Ichiyoshi Securities Co. Ltd.	120,717	1,615,692

Transportation — 0.6%
Keihin Electric Express Railway Co. Ltd.	908,200	6,635,146

Water & Sewer — 0.4%
Kurita Water Industries Ltd.	259,400	5,028,791

Total Japan		299,276,474

Malaysia — 0.3%
Entertainment & Leisure — 0.3%
Genting Berhad	546,200	3,569,257

Netherlands — 2.5%
Business Services — 0.7%
Vedior NV	406,300	7,609,656

Oil & Gas — 1.1%
SBM Offshore NV	470,800	12,793,705

Personal Services — 0.7%
USG People NV	119,400	8,350,021

Total Netherlands		28,753,382

Norway — 4.5%
Banks — 0.6%
Sparebanken Midt-Norge	223,300	2,660,126
Sparebanken Nord-Norge	85,520	1,795,152
Sparebanken Rogaland	72,600	2,057,886

		6,513,164

Food & Agriculture — 1.1%
Pan Fish ASA	16,068,400	12,654,610

Manufacturing — 0.8%
Orkla ASA	201,500	9,586,270

Oil & Gas — 1.8%
Fred Olsen Energy ASA	205,300	8,430,178
Petroleum Geo-Services ASA	90,000	4,385,131

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

77

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Norway (Continued)
Oil & Gas (Continued)
Prosafe ASA	137,300	$8,414,795

		21,230,104

Transportation — 0.2%
Petrojarl ASA	213,300	2,290,983

Total Norway		52,275,131

Portugal — 0.4%
Telecommunications — 0.4%
PT Multimedia - Servicos de Telecomunicacoes e Multimedia, SGPS, SA	407,400	4,933,579

Singapore — 1.4%
Real Estate — 1.4%
Capitacommercial Trust	1,414,600	1,968,372
CapitaLand Ltd.	4,603,900	14,638,561

Total Singapore		16,606,933

South Africa — 0.5%
Retail Merchandising — 0.5%
Foschini Ltd.	420,000	2,480,501
Truworths International Ltd.	950,000	2,843,139

Total South Africa		5,323,640

South Korea — 4.1%
Computer Software & Services — 0.4%
NHN Corp.(b)	47,900	5,026,653

Construction — 1.1%
Hanjin Heavy Industries Co. Ltd.	448,800	12,379,054

Finance — 0.7%
Daewoo Securities Co. Ltd.	460,500	8,005,522

Manufacturing — 0.5%
Cheil Industries, Inc.	130,600	5,665,659

Retail Merchandising — 0.4%
Hyundai Department Store Co. Ltd.	72,300	5,195,667

Security Brokers & Dealers — 1.0%
Korea Investment Holdings Co. Ltd.	277,000	11,987,477

Total South Korea		48,260,032

Spain — 1.2%
Banks — 0.7%
Banco Pastor SA	546,000	8,363,678

Telecommunications — 0.5%
Gestevis Telecinco SA	222,400	5,668,505

Total Spain		14,032,183

Sweden — 4.8%
Construction — 1.2%
Skanska AB	817,300	13,829,575

Finance — 0.7%
D. Carnegie & Co. AB	364,100	7,676,351

Motor Vehicles — 0.8%
Scania AB	150,500	8,974,775

Retail Merchandising — 1.0%
KappAhl Holding AB	461,100	3,397,774
Lindex AB	517,400	7,801,792

		11,199,566

Soaps & Cosmetics — 0.6%
Oriflame Cosmetics SA	228,400	7,573,699

Steel — 0.6%
SSAB Svenskt Stal AB	387,720	7,221,984

Total Sweden		56,475,950

Switzerland — 1.8%
Food Distribution — 1.1%
Barry Callebaut AG	27,942	13,317,951

Industrial — 0.6%
SGS Societe Generale de Surveillance Holding SA	7,300	7,349,914

Total Switzerland		20,667,865

Taiwan — 1.7%
Chemicals — 0.9%
Taiwan Fertilizer Co. Ltd.	6,306,000	10,250,406

Electronics — 0.5%
Cheng Uei Precision Industry Co. Ltd.	1,535,242	5,473,482

Semiconductors & Related Devices — 0.4%
Powerchip Semiconductor Corp.	7,047,000	4,503,181

Total Taiwan		20,227,069

Thailand — 1.4%
Banks — 0.9%
Krung Thai Bank Public Co. Ltd.(c)	12,000,000	3,641,687
Siam Commercial Bank Public Co. Ltd.(c)	4,289,200	6,686,818

		10,328,505

Telecommunications — 0.6%
True Corp. Public Co. Ltd.(b)	26,324,700	6,567,096

Total Thailand		16,895,601

United Kingdom — 15.6%
Aerospace — 1.1%
Cobham PLC	1,791,200	6,087,043
Meggitt PLC	1,206,165	7,046,070

		13,133,113

Business Services — 0.9%
Aegis Group PLC	4,305,900	10,783,094

Energy & Utilities — 2.2%
International Power PLC	1,913,600	11,214,532
Viridian Group PLC	738,730	14,813,608

		26,028,140

Entertainment & Leisure — 1.0%
IG Group Holdings PLC	2,463,700	11,947,395

Finance — 1.1%
Amvescap PLC	460,100	4,996,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United Kingdom (Continued)
Finance (Continued)
Close Brothers Group PLC	433,900	$8,290,644

		13,287,144

Food & Agriculture — 1.8%
Premier Foods PLC	1,419,900	7,065,073
Tate & Lyle PLC	1,039,148	13,998,898

		21,063,971

Manufacturing — 1.8%
Charter PLC	169,800	2,711,892
IMI PLC	683,700	6,487,016
Rexam PLC	1,161,400	12,427,498

		21,626,406

Measuring & Controlling Devices — 0.9%
Rotork PLC	738,512	10,619,509

Oil & Gas — 0.6%
Tullow Oil PLC	1,065,400	7,520,378

Real Estate — 0.5%
InterContinental Hotels Group PLC	354,831	6,215,141

Restaurants — 0.5%
Whitbread PLC	222,116	5,385,614

Semiconductors & Related Devices — 0.4%
Wolfson Microelectronics PLC	556,700	4,888,546

Transportation — 0.9%
Arriva PLC	895,400	11,064,879

Waste Management — 1.6%
Kelda Group PLC	717,900	11,432,045
Severn Trent PLC	294,900	7,376,781

		18,808,826

Total United Kingdom		182,372,156

United States — 0.3%
Business Services — 0.3%
Ctrip.com International Ltd.	78,800	3,542,060

TOTAL COMMON STOCKS (Cost $ 929,878,362)		1,137,564,753

SHORT TERM INVESTMENTS — 0.3%
Galileo Money Market Fund (Cost $ 4,041,267)	4,041,267	4,041,267

TOTAL INVESTMENTS IN SECURITIES — 97.6% (Cost $933,919,629(a))		1,141,606,020
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.4%		28,117,918

TOTAL NET ASSETS — 100%		1,169,723,938

(a)	Cost for federal income tax purposes is $939,068,281. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$220,755,356
Gross unrealized depreciation	(18,217,617)

$202,537,739

(b)	Non-income producing security.

(c)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $10,328,505, which represents 0.9% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

79

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 64.5%
Australia — 0.4%
Metal & Mining — 0.1%
Lihir Gold Ltd.	46,400	$99,942
Zinifex Ltd.	28,300	247,831

		347,773

Pharmaceuticals — 0.1%
CSL Ltd.	23,498	946,232

Retail Merchandising — 0.2%
Woolworths Ltd.	107,543	1,623,877

Security Brokers & Dealers — 0.0%
Babcock & Brown Ltd.	7,500	112,578

Total Australia		3,030,460

Austria — 0.0%
Telecommunications — 0.0%
Telekom Austria AG	9,700	244,772

Belgium — 0.3%
Beverages & Bottling — 0.3%
Inbev NV	37,813	2,081,942

Metal & Mining — 0.0%
Umicore	1,400	207,175

Total Belgium		2,289,117

Brazil — 0.0%
Banks — 0.0%
Unibanco SA - ADR	3,100	229,400

Canada — 1.3%
Metal & Mining — 0.4%
Alexco Resource Corp.(b)	4,900	13,590
Aur Resources, Inc.	10,400	167,479
Aurora Energy Resources, Inc.(b)	5,300	45,046
Bema Gold Corp.(b)	50,000	221,500
Energy Metals Corp.(b)	5,400	25,122
European Goldfields Ltd.(b)	12,100	39,404
Fording Canadian Coal Trust	7	186
Frontier Pacific Mining Corp.(b)	79,200	28,343
Gammon Lake Resources, Inc.(b)	11,800	134,601
Gateway Gold Corp.(b)	100,000	89,465
Gold Reserve, Inc.(b)(c)	80,700	330,063
HudBay Minerals, Inc.(b)	14,400	179,589
Inmet Mining Corp.	4,800	181,479
International Uranium Corp.(b)	4,700	24,641
Kinross Gold Corp.	19,200	240,311
Minefinders Corp. Ltd.(b)	40,000	365,200
NovaGold Resources, Inc.(b)	16,792	263,467
Southwestern Resources Corp.(b)	47,300	382,547
Stratagold Corp.(b)	218,500	238,488
Sunridge Gold Corp.(b)	127,704	285,627
Triex Minerals Corp. (acquired 12/23/05, cost $14,206)(d)(e)	6,600	14,171
Yamana Gold, Inc.	28,700	264,469

		3,534,788

Motor Vehicles — 0.0%
Westport Innovations, Inc. (acquired 12/17/03 through 9/15/04, cost $75,001)(b)(d)(f)	70,500	80,734

Oil & Gas — 0.7%
Accrete Energy, Inc.(b)	4,960	32,039
Alberta Clipper Energy, Inc.(b)	5,026	27,430
Birchcliff Energy Ltd.(b)	17,100	64,254
C1 Energy Ltd.(b)	85,733	64,429
Canadian Superior Energy, Inc.(b)	22,000	42,680
Canext Energy Ltd.(b)	3,900	4,536
Capitol Energy Resources Ltd.(b)	10,195	42,412
Cinch Energy Corp.(b)	40,320	47,616
Compton Petroleum Corp.(b)	68,499	683,305
Crescent Point Energy Trust	782	12,662
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(b)(d)	9,400	99,740
Daylight Resources Trust	13,411	158,017
Delphi Energy Corp.(b)	24,700	63,642
Ember Resources, Inc.(b)	12,136	27,688
Endev Energy, Inc.(b)	231,700	275,697
Esprit Energy Trust	2,840	35,038
Fairquest Energy Ltd.(b)	3,800	13,599
First Calgary Petroleums Ltd.(b)	14,554	91,536
Galleon Energy, Inc. - Class A (acquired 1/31/05 through 3/13/06, cost $391,544)(b)(d)(e)	78,617	1,244,930
Highpine Oil & Gas Ltd.(b)	8,193	124,535
HSE Integrated Ltd.(b)	561	928
Innova Exploration Ltd. (acquired 10/31/05, cost $22,297)(d)(e)	3,200	15,746
Innova Exploration Ltd. (acquired 2/15/06 through 2/17/06, cost $8,235)(b)	1,660	8,168
Iteration Energy Ltd.(b)	4,021	14,066
Leader Energy Services Ltd.(b)	15,957	34,120
Midnight Oil Exploration Ltd. (acquired 01/31/05, cost $264,140)(b)(d)	81,200	246,996
Mission Oil & Gas, Inc. (acquired 6/13/04 through 6/14/04, cost $12,327)(b)	1,140	12,239
Mission Oil & Gas, Inc. (acquired 6/19/06, cost $6,465)(d)(e)	600	5,218
Niko Resources Ltd. (acquired 6/20/03 through 11/10/03, cost $40,606)(d)	2,000	118,989
Oilexco, Inc.(b)	72,025	416,266
Open Range Energy Corp.(b)	1,976	5,568
Pacific Rodera Energy, Inc.(b)	37,300	9,344
Paramount Resources Ltd. - Class A(b)	14,700	353,642
Petrolifera Petroleum Ltd.(b)	4,150	77,598
ProspEx Resources Ltd.(b)	43,140	165,960
Real Resources, Inc.(b)	6,185	105,633
Tag Oil Ltd. (acquired 9/22/05, cost $4,409)(d)(e)	4,000	2,040
Technicoil Corp. (acquired 6/15/04 through 9/28/06, cost $45,593)(b)(d)	46,400	78,873
Thunder Energy Trust	27,095	167,985
Trafalgar Energy Ltd.(b)	841	3,190
True Energy Trust	11,383	107,740
Tusk Energy Corp. (acquired 10/05/05 through 04/10/06, cost $28,456)(b)	7,960	21,008

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Canada (Continued)
Oil & Gas (Continued)
Tusk Energy Corp. (acquired 3/10/05, cost $39,439)(b)(d)(e)	10,557	$27,862
Tusk Energy Corp. (acquired 6/2/06, cost $37,327)(b)(d)(e)	10,000	23,753
Vault Energy Trust	5,850	35,223
Vero Energy, Inc.(b)	4,447	18,659
West Energy Ltd.(b)	143	730
Western Oil Sands, Inc. - Class A(b)	1,800	46,057
Zenas Energy Corp. (acquired 05/18/04 through 03/16/06, cost $7,164)(d)(e)	1,500	4,334
Zenas Energy Corp. (acquired 08/26/05 through 07/05/06, cost $82,134)(b)	20,522	59,303

		5,343,023

Transportation — 0.2%
Canadian Pacific Railway Ltd.	26,687	1,326,530
Railpower Technologies Corp.(b)	17,600	28,028

		1,354,558

Total Canada		10,313,103

China — 0.0%
Metal & Mining — 0.0%
Alexco Resource Corp.(b)	3,266	9,058

Personal Services — 0.0%
New Oriental Education & Technology Group, Inc. - ADR(b)	350	8,488

Total China		17,546

Denmark — 0.0%
Aerospace — 0.0%
MTU Aero Engines Holding AG	7,000	261,587

Finland — 0.3%
Banks — 0.0%
OKO Bank - Class A	6,700	106,879

Machinery & Heavy Equipment — 0.0%
Metso Oyj	3,600	132,476

Manufacturing — 0.0%
Wartsila Corp. - B Shares	4,400	178,542

Metal & Mining — 0.1%
Outokumpu Oyj	11,500	293,548

Paper & Forest Products — 0.2%
Upm-Kymmene Oyj	60,781	1,444,359

Retail Merchandising — 0.0%
Kesko Oyj - Class B	5,100	214,449

Total Finland		2,370,253

France — 1.8%
Advertising — 0.0%
Publicis Groupe SA	5,500	216,622

Banks — 0.3%
Credit Agricole SA	46,238	2,031,022

Beverages & Bottling — 0.3%
LVMH Moet Hennessy Louis Vuitton SA	18,102	1,865,038

Computer & Office Equipment — 0.0%
Neopost SA	2,200	262,512

Energy — 0.2%
Schneider Electric SA	11,125	1,240,719

Entertainment & Leisure — 0.2%
Accor SA	22,222	1,514,605

France — 0.0%
Air France	6,000	180,926

Machinery & Heavy Equipment — 0.2%
Alstom	13,810	1,249,469

Medical Instruments & Supplies — 0.2%
Essilor International SA	16,230	1,661,876

Oil & Gas — 0.1%
Technip SA	15,469	879,168

Retail - Grocery Stores — 0.3%
Carrefour SA	38,690	2,444,710

Total France		13,546,667

Germany — 1.3%
Air Transportation — 0.0%
Deutsche Lufthansa AG	12,800	271,222

Chemicals — 0.3%
Bayer AG	33,730	1,719,413
SGL Carbon AG	1,444	27,796
Wacker Chemie AG	1,400	164,745

		1,911,954

Computer Software & Services — 0.0%
United Internet AG	12,100	166,476

Construction — 0.0%
Bilfinger Berger AG	4,900	290,728

Durable Goods — 0.0%
Gerry Weber International AG	5,700	121,429

Electronics — 0.0%
Techem AG	3,500	169,494

Finance — 0.2%
Hypo Real Estate Holding AG	24,430	1,524,145

Insurance — 0.5%
Allianz AG	10,161	1,758,503
Hannover Rueckversicherung AG	5,100	214,513
Muenchener Rueckversicherungs- Gesellschaft AG	10,300	1,628,832

		3,601,848

Manufacturing — 0.1%
MAN AG	3,400	287,742
Solon AG Fuer Solartechnik	1,400	52,903

		340,645

Miscellaneous Services — 0.0%
GEA Group AG	13,500	243,428

Real Estate — 0.1%
IVG Immobilien AG	11,900	430,664

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

81

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Germany (Continued)
Retail Merchandising — 0.1%
Metro AG	17,467	$1,020,852

Total Germany		10,092,885

Greece — 0.2%
Telecommunications — 0.2%
Hellenic Telecommunications Organization SA(b)	62,603	1,535,286

Hong Kong — 0.2%
Entertainment & Leisure — 0.0%
Hongkong & Shanghai Hotels Ltd.	68,700	87,301
Regal Hotels International Holdings Ltd.	1,200,000	100,120

		187,421

Real Estate — 0.1%
New World Development Co. Ltd.	153,500	264,416
Shun Tak Holdings Ltd.	61,200	72,114
Wheelock & Co. Ltd.	88,400	154,772

		491,302

Retail Merchandising — 0.1%
Esprit Holdings Ltd.	75,500	688,553

Total Hong Kong		1,367,276

India — 0.0%
Business Services — 0.0%
WNS Holdings Ltd. - ADR(b)	1,450	41,397

Ireland — 0.1%
Beverages & Bottling — 0.0%
C&C Group PLC	10,000	135,809

Computer Software & Services — 0.1%
SkillSoft PLC - ADR(b)	114,300	730,377

Total Ireland		866,186

Italy — 0.3%
Construction — 0.1%
Buzzi Unicem SpA	9,100	215,208

Energy & Utilities — 0.0%
AEM SpA	50,500	136,398

Insurance — 0.2%
Assicurazioni Generali SpA	44,720	1,672,867

Total Italy		2,024,473

Japan — 3.5%
Banks — 0.6%
The Bank of Kyoto Ltd.	28,000	283,022
The Chiba Bank Ltd.	32,000	285,257
Hokuhoku Financial Group, Inc.	7,800	29,384
The Iyo Bank Ltd.	16,100	163,147
Mizuho Financial Group, Inc.	291	2,256,559
The Musashino Bank Ltd.	1,700	94,264
The Sumitomo Industries Ltd.	107,000	1,119,594

		4,231,227

Chemicals — 0.0%
Nissan Chemical Industries Ltd.	6,700	79,237
Tokai Carbon Co. Ltd.	15,600	99,312

		178,549

Computer Software & Services — 0.0%
Nippon System Development	2,600	105,871

Construction — 0.4%
Daito Trust Construction Co. Ltd.	2,700	146,514
Daiwa House Industry Co. Ltd.	74,000	1,281,101
Haseko Corp.(b)	47,100	162,283
Mitsui Home Co. Ltd.	12,000	92,038
Obayashi Corp.	192,000	1,352,330

		3,034,266

Electronics — 0.4%
Daido Steel Co. Ltd.	22,000	160,728
Denso Corp.	42,500	1,493,122
Sony Corp.	33,100	1,339,412
Star Micronics Co. Ltd.	9,000	171,047

		3,164,309

Finance — 0.1%
Mitsui Trust Holdings, Inc.	20,000	227,555
ORIX Corp.	800	221,122
SBI Holdings, Inc.	400	143,069

		591,746

Food & Agriculture — 0.0%
The Nisshin Oillio Group Ltd.	32,000	185,566

Industrial — 0.0%
Taiyo Nippon Sanso Corp.	29,000	246,239

Insurance — 0.0%
Aioi Insurance Co. Ltd.	15,400	105,991

Leasing — 0.0%
Diamond Lease Co. Ltd.	3,200	154,142

Machinery & Heavy Equipment — 0.2%
Aichi Corp.	12,900	120,564
Komatsu Ltd.	67,300	1,162,260
Miura Co. Ltd.	7,400	178,540
Nabtesco Corp.	14,000	158,815

		1,620,179

Manufacturing — 0.1%
Asahi Diamond Industry Co. Ltd.	16,000	113,371
Daihatsu Motor Co. Ltd.	12,700	116,222
JTEKT Corporation	9,800	189,985
Uni-Charm Corp.	2,900	161,050

		580,628

Medical Instruments & Supplies — 0.0%
Nihon Kohden Corp.	10,900	192,855

Metal & Mining — 0.2%
Asahi Pretec Corp.	4,650	107,270
Marubeni Corp.	251,000	1,249,422
Maruichi Steel Tube Ltd.	6,700	159,099
Yamato Kogyo Co. Ltd.	7,100	152,969

		1,668,760

Motor Vehicles — 0.2%
Futaba Industrial Co. Ltd.	5,900	127,365
Nissan Motor Co., Ltd.	79,000	884,800
SHOWA Corp.	10,000	181,164

		1,193,329

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

82

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Japan (Continued)
Real Estate — 0.5%
Goldcrest Co. Ltd.	2,300	$124,808
Japan General Estate Co. Ltd.	13,300	318,074
Joint Corp.	7,800	266,768
Tokyo Tatemono Co. Ltd.	138,000	1,551,441
Tosei Corp.	109	97,812
Urban Corp.	95,200	1,191,159

		3,550,062

Retail Merchandising — 0.3%
Aeon Co. Ltd.	66,200	1,622,425
Honeys Co. Ltd.	2,200	112,305
Shimachu Co. Ltd.	4,700	138,066
Takashimaya Co. Ltd.	8,800	111,746
Tsuruha Holdings, Inc.	2,600	106,531
Xebio Co. Ltd.	9,550	295,090

		2,386,163

Security Brokers & Dealers — 0.0%
Ichiyoshi Securities Co. Ltd.	4,993	66,827

Textiles — 0.2%
Mitsubishi Rayon Co. Ltd.	160,000	1,056,508

Transportation — 0.3%
Canon, Inc.	40,500	2,112,000
Keihin Electric Express Railway Co. Ltd.	20,000	146,116

		2,258,116

Water & Sewer — 0.0%
Kurita Water Industries Ltd.	6,000	116,318

Total Japan		26,687,651

Luxembourg — 0.2%
Oil & Gas — 0.1%
Acergy SA—SP ADR(b)	18,500	315,795

Telecommunications — 0.1%
SES Global	20,429	304,385
SES Global	51,449	771,790

		1,076,175

Total Luxembourg		1,391,970

Malaysia — 0.0%
Entertainment & Leisure — 0.0%
Genting Berhad	12,500	81,684

Netherlands — 0.4%
Business Services — 0.0%
Vedior NV	9,200	172,308

Oil & Gas — 0.0%
SBM Offshore NV	10,500	285,331

Personal Services — 0.0%
USG People NV	2,900	202,806

Telecommunications — 0.2%
Koninklijke KPN NV	122,051	1,556,959

Transportation — 0.2%
TNT NV	32,246	1,223,010

Total Netherlands		3,440,414

Norway — 0.4%
Banks — 0.0%
Sparebanken Midt-Norge	5,000	59,564
Sparebanken Nord-Norge	1,900	39,883
Sparebanken Rogaland	1,700	48,187

		147,634

Food & Agriculture — 0.0%
Pan Fish ASA	373,745	294,342

Manufacturing — 0.0%
Orkla ASA	4,600	218,843

Oil & Gas — 0.3%
Fred Olsen Energy ASA	5,200	213,526
Petroleum Geo-Services ASA	2,100	102,320
Prosafe ASA	3,100	189,992
Statoil ASA	67,989	1,606,855

		2,112,693

Transportation — 0.1%
Petrojarl ASA	4,800	51,555
Stolt-Nielsen SA (acquired 1/31/05, cost $177,441)(d)	13,000	338,614

		390,169

Total Norway		3,163,681

Portugal — 0.0%
Telecommunications — 0.0%
PT Multimedia - Servicos de Telecomunicacoes e Multimedia, SGPS, SA	10,000	121,099

Singapore — 0.4%
Conglomerates — 0.1%
Keppel Corp. Ltd.	94,000	875,933

Miscellaneous — 0.2%
DBS Group Holdings Ltd.	142,000	1,716,606

Real Estate — 0.1%
Capitacommercial Trust	33,200	46,197
CapitaLand Ltd.	114,000	362,474

		408,671

Total Singapore		3,001,210

South Africa — 0.0%
Retail Merchandising — 0.0%
Foschini Ltd.	9,200	54,335
Truworths International Ltd.	20,600	61,651

		115,986

Total South Africa		115,986

South Korea — 0.2%
Computer Software & Services — 0.0%
NHN Corp.(b)	1,300	137,384

Construction — 0.1%
Hanjin Heavy Industries Co. Ltd.	10,100	274,848

Finance — 0.0%
Daewoo Securities Co. Ltd.	10,300	180,148

Manufacturing — 0.0%
Cheil Industries, Inc.	3,100	134,811

Retail Merchandising — 0.0%
Hyundai Department Store Co. Ltd.	1,700	121,628

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

83

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
South Korea (Continued)
Security Brokers & Dealers — 0.1%
Korea Investment Holdings Co. Ltd.	6,500	$277,860

Telecommunications — 0.0%
WinderThan Co. Ltd. - ADR(b)	5,750	96,255

Total South Korea		1,222,934

Spain — 0.3%
Banks — 0.3%
Banco Bilbao Vizcaya Argentaria SA	102,002	2,360,529
Banco Pastor SA	12,500	191,476

		2,552,005

Telecommunications — 0.0%
Gestevis Telecinco SA	5,000	127,439

Total Spain		2,679,444

Sweden — 0.4%
Banks — 0.2%
Nordea Bank AB	110,555	1,448,289

Construction — 0.1%
Skanska AB	18,700	316,424

Finance — 0.0%
D. Carnegie & Co. AB	8,400	177,098

Motor Vehicles — 0.0%
Scania AB	3,400	202,752

Retail Merchandising — 0.1%
KappAhl Holding AB	10,600	78,110
Lindex AB	11,900	179,438

		257,548

Soaps & Cosmetics — 0.0%
Oriflame Cosmetics SA	5,200	172,431

Steel — 0.0%
SSAB Svenskt Stal AB	8,800	163,916

Total Sweden		2,738,458

Switzerland — 1.1%
Food & Agriculture — 0.4%
Barry Callebaut AG	700	333,640
Nestle SA	7,610	2,653,413

		2,987,053

Industrial — 0.0%
SGS Societe Generale de Surveillance Holding SA	230	231,572

Pharmaceuticals — 0.7%
Novartis AG	46,928	2,739,609
Novartis AG - ADR	9,380	548,167
Roche Holding AG	12,580	2,175,054

		5,462,830

Total Switzerland		8,681,455

Taiwan — 0.1%
Chemicals — 0.1%
Taiwan Fertilizer Co. Ltd.	133,100	216,354

Electronics — 0.0%
Cheng Uei Precision Industry Co. Ltd.	31,692	112,988

Semiconductors & Related Devices — 0.0%
Powerchip Semiconductor Corp.	162,000	103,522

Total Taiwan		432,864

Thailand — 0.2%
Banks — 0.2%
Kasikornbank Public Co. Ltd.	430,900	778,699
Krung Thai Bank Public Co. Ltd.	355,500	107,463
Krung Thai Bank Public Co. Ltd.(e)	30,000	9,029
Siam Commercial Bank Public Co. Ltd.(e)	90,100	143,137

		1,038,328

Telecommunications — 0.0%
True Corp. Public Co. Ltd.(b)	611,500	150,768

Total Thailand		1,189,096

United Kingdom — 2.9%
Aerospace — 0.2%
BAE Systems PLC	186,428	1,379,649
Cobham PLC	41,200	140,010
Meggitt PLC	26,300	153,637

		1,673,296

Business Services — 0.1%
Aegis Group PLC	99,000	247,922
Amvescap PLC - ADR(c)	32,820	719,414

		967,336

Energy & Utilities — 0.1%
International Power PLC	43,600	255,515
ITM Power PLC(b)	12,000	25,614
Viridian Group PLC	19,100	383,008

		664,137

Entertainment & Leisure — 0.0%
IG Group Holdings PLC	54,900	266,230

Finance — 0.0%
Amvescap PLC	10,600	115,112
Archipelago Holdings, Inc. (acquired 5/13/05, cost $51,017)(d)(e)	78,900	45,869
Close Brothers Group PLC	8,800	168,144

		329,125

Food & Agriculture — 0.1%
Premier Foods PLC	33,100	164,698
Tate & Lyle PLC	24,082	324,421

		489,119

Insurance — 0.3%
Prudential PLC	163,448	2,030,515

Manufacturing — 0.1%
Charter PLC	4,000	63,884
IMI PLC	15,200	144,219
Rexam PLC	25,800	276,072

		484,175

Measuring & Controlling Devices — 0.0%
Rotork PLC	16,200	232,950

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

84

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United Kingdom (Continued)
Metal & Mining — 0.2%
Anglo American PLC	31,305	$1,308,845

Miscellaneous — 0.5%
Alliance Boots Group PLC	128,973	1,871,490
Scottish Power	137,571	1,678,136

		3,549,626

Oil & Gas — 0.5%
BG Group PLC	127,623	1,550,812
BP PLC	197,831	2,155,773
Tullow Oil PLC	23,000	162,351

		3,868,936

Pharmaceuticals — 0.5%
AstraZeneca PLC	12,500	781,250
GlaxoSmithKline PLC	113,710	3,027,498
Shire PLC - ADR	9,700	479,083

		4,287,831

Real Estate — 0.0%
InterContinental Hotels Group PLC	8,350	146,257

Restaurants — 0.0%
Whitbread PLC	4,930	119,537

Semiconductors & Related Devices — 0.0%
Wolfson Microelectronics PLC	12,600	110,644

Telecommunications — 0.2%
Vodafone Group PLC	613,746	1,404,828

Transportation — 0.0%
Arriva PLC	20,500	253,328

Waste Management — 0.1%
Kelda Group PLC	16,400	261,158
Severn Trent PLC	6,800	170,099

		431,257

Total United Kingdom		22,617,972

United States — 48.2%
Aerospace — 0.8%
AAR Corp.(b)	4,900	116,816
Armor Holdings, Inc.(b)	2,600	149,058
BE Aerospace, Inc.(b)	9,150	192,974
The Boeing Co.	5,700	449,445
General Dynamics Corp.	10,450	748,952
Goodrich Corp.	12,000	486,240
LMI Aerospace, Inc.(b)	8,400	155,400
Lockheed Martin Corp.	8,800	757,328
Orbital Sciences Corp.(b)	5,050	94,788
Raytheon Co.	29,800	1,430,698
United Technologies Corp.(c)	25,500	1,615,425

		6,197,124

Air Transportation — 0.1%
Alaska Air Group, Inc.(b)	1,000	38,040
Continental Airlines, Inc. - Class B(b)	19,150	542,137

		580,177

Banks — 4.4%
Bank of America Corp.	163,050	8,734,588
Bank of Hawaii Corp.	725	34,916
Boston Private Financial Holdings, Inc.	4,300	119,884
Cathay General Bancorp	3,600	129,960
Central Pacific Financial Corp.	2,863	104,729
Citigroup, Inc.	129,450	6,429,782
City National Corp.	7,560	506,974
Colonial BancGroup, Inc.(c)	2,600	63,700
Comerica, Inc.	20,000	1,138,400
Compass Bancshares, Inc.(c)	5,660	322,507
Corus Bankshares, Inc.(c)	1,400	31,304
Cullen/Frost Bankers, Inc.	825	47,701
First Midwest Bancorp, Inc.	14,660	555,467
FirstFed Financial Corp.(b)(c)	550	31,196
Greenhill & Co., Inc.(c)	4,450	298,239
Hudson City Bancorp, Inc.	55,615	736,899
Huntington Bancshares, Inc.	2,000	47,860
J.P. Morgan Chase & Co.	144,450	6,783,372
Key Corp.	47,150	1,765,296
Signature Bank(b)	3,300	102,069
U.S. Bancorp.	93,900	3,119,358
UMB Financial Corp.	3,100	113,367
Umpqua Holdings Corp.	6,150	175,890
Wachovia Corp.(c)	24,100	1,344,780
Wilmington Trust Co.	1,300	57,915
Wintrust Financial Corp.(c)	13,400	672,010
WSFS Financial Corp.	1,850	115,051
Zions Bancorporation	8,690	693,549

		34,276,763

Beverages & Bottling — 0.5%
Coca-Cola Enterprises, Inc.	18,350	382,231
Pepsi Bottling Group, Inc.	38,100	1,352,550
PepsiCo, Inc.	34,350	2,241,681

		3,976,462

Broadcasting — 0.5%
Alliance Atlantis Communications, Inc.(b)	3,300	103,042
Belo Corp.	36,590	578,488
CKX, Inc.(b)	52,250	650,512
DIRECTV Group, Inc.(b)(c)	84,350	1,660,008
Lin TV Corp.(b)	31,805	247,443
Outdoor Channel Holdings, Inc.(b)	9,150	99,644
Univision Communications, Inc. - Class A(b)	12,600	432,684

		3,771,821

Business Services — 0.7%
Advisory Board Co.(b)	2,900	146,508
Alliance Data Systems Corp.(b)	9,300	513,267
The Brink’s Co.(c)	10,580	561,375
Commvault Systems, Inc.(b)(c)	1,800	32,400
The Corporate Executive Board Co.	3,150	283,216
Corrections Corp. of America(b)	1,200	51,900
Ctrip.com International Ltd.	2,000	89,900
Diamond Management & Technology Consultants, Inc.(b)	27,900	310,806
eFunds Corp.(b)	23,050	557,349
Fair, Isaac & Co., Inc.	1,400	51,198

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

85

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Business Services (Continued)
Forrester Research, Inc.(b)	16,400	$431,484
Gartner, Inc. - Class A(b)(c)	13,500	237,465
Healthcare Services Group, Inc.	9,150	230,214
HMS Holdings Corp.(b)	7,450	94,019
Investors Financial Services Corp.	7,200	310,176
National Financial Partners Corp.(c)	12,190	500,156
Net 1 UEPS Technologies, Inc.(b)(c)	14,400	329,184
PRA International(b)	3,949	105,399
Sotheby Holdings - Class A	2,000	64,480
W.W. Grainger, Inc.(c)	9,386	629,050

		5,529,546

Chemicals — 0.5%
Agrium, Inc.(c)	3,900	105,261
Air Products & Chemicals, Inc.	4,650	308,620
Ashland, Inc.	8,900	567,642
FMC Corp.	6,945	444,966
Huntsman Corp.(b)	35,200	640,640
The Lubrizol Corp.	39,475	1,805,192
Lyondell Chemical Co.	2,200	55,814

		3,928,135

Computer & Office Equipment — 1.4%
American Power Conversion Corp.(c)	10,270	225,529
Apple Computer, Inc.(b)	13,883	1,069,407
Cisco Systems, Inc.(b)	115,050	2,646,150
Electronics for Imaging, Inc.(b)(c)	23,820	545,002
Hewlett-Packard Co.	101,950	3,740,546
International Business Machines Corp.	20,450	1,675,673
Lexmark International, Inc.(b)	600	34,596
NCR Corp.(b)(c)	8,795	347,227
Phase Metrics, Inc.(b)(e)	50,574	1,011
Western Digital Corp.(b)	33,800	611,780

		10,896,921

Computer Software & Services — 2.4%
Activision, Inc.(b)(c)	40,952	618,375
Adobe Systems, Inc.(b)	37,000	1,385,650
Aladdin Knowledge Systems(b)	13,150	221,578
The BISYS Group, Inc.(b)	26,720	290,179
Blackboard, Inc.(b)	12,250	324,625
CACI International, Inc.(b)	12,600	693,126
Cadence Design Systems, Inc.(b)	5,125	86,920
Ceridian Corp.(b)	24,900	556,764
Checkfree Corp.(b)	4,650	192,138
Cognizant Technology Solutions Corp.(b)	9,900	733,194
Computer Sciences Corp.(b)	20,350	999,592
EMC Corp.(b)	64,269	769,943
Foundry Networks, Inc.(b)	29,350	385,952
Google, Inc. - Class A(b)	5,794	2,328,609
IAC/InterActiveCorp(b)	10,050	289,038
IHS, Inc.(b)	18,050	579,044
Ingram Micro, Inc. - Class A(b)	16,000	306,560
Innerworkings, Inc.(b)	11,500	135,125
Interwoven, Inc.(b)(c)	17,350	191,370
Komag, Inc.(b)	1,175	37,553
Lawson Software, Inc.(b)	17,400	126,150
Microsoft Corp.	45,600	1,246,248
Move, Inc.(b)	49,600	243,536
Oracle Corp.(b)	79,000	1,401,460
Riverbed Technology, Inc.(b)	700	13,650
Salesforce.com, Inc.(b)(c)	28,950	1,038,726
SI International, Inc.(b)	4,750	151,905
SonicWALL, Inc.(b)	40,400	441,168
Sun Microsystems, Inc.(b)	49,900	248,003
Sybase, Inc.(b)(c)	2,300	55,752
Symantec Corp.(b)(c)	34,000	723,520
Synchronoss Technologies, Inc.(b)	4,400	41,712
TIBCO Software, Inc.(b)	17,650	158,497
Transaction Systems Architects, Inc.(b)	14,400	494,208
Trident Microsystems, Inc.(b)	5,500	127,930
The TriZetto Group, Inc.(b)	9,400	142,316
Unisys Corp.(b)	57,550	325,733
VeriFone Holdings, Inc.(b)	17,500	499,625

		18,605,474

Conglomerates — 0.1%
Time Warner, Inc.(c)	37,800	689,094

Construction - 0.0%
D.R. Horton, Inc.	1	24
Martin Marietta Materials, Inc.(c)	750	63,465
United Rentals, Inc.(b)(c)	2,200	51,150

		114,639

Containers — 0.2%
Owens-Illinois, Inc.(b)(c)	36,380	560,979
Silgan Holdings, Inc.	2,850	107,046
Smurfit-Stone Container Corp.(b)	55,128	617,434

		1,285,459

Credit Institutions — 0.0%
CSG Systems, Inc.(b)	2,650	70,040

Dental Equipment & Supplies — 0.1%
Align Technology, Inc.(b)(c)	32,700	372,126

Electronics — 0.8%
Agilent Technologies, Inc.(b)	13,170	430,527
Ametek, Inc.	10,700	465,985
Amphenol Corp.	10,750	665,747
Arrow Electronics, Inc.(b)	2,450	67,204
Cogent, Inc.(b)(c)	17,550	240,962
Directed Electronics, Inc.(b)	13,300	200,830
FLIR Systems, Inc.(b)(c)	26,100	708,876
Intel Corp.	59,850	1,231,114
L-3 Communications Holdings, Inc.	21,360	1,673,129
Vishay Intertechnology, Inc.(b)	39,450	553,878

		6,238,252

Energy & Utilities — 2.2%
Airgas, Inc.	20,900	755,953
Alliant Energy Corp.	2,000	71,460
CenterPoint Energy, Inc.	99,050	1,418,396
Constellation Energy Group	11,760	696,192
Edison International	18,570	773,255
El Paso Electric Co.(b)	4,900	109,466
Equitable Resources, Inc.(c)	25,860	904,583

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

86

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Energy & Utilities (Continued)
Evergreen Energy, Inc.(b)(c)	11,500	$120,865
FirstEnergy Corp.	31,550	1,762,383
Longview Energy Co. (acquired 8/13/04, cost $48,000)(d)(e)(f)	3,200	60,800
MDU Resources Group, Inc.(c)	2,925	65,344
NRG Energy, Inc.(b)	14,720	666,816
NSTAR	2,100	70,056
PG&E Corp.(c)	52,450	2,184,542
Pike Electric Corp.(b)	3,350	49,915
Pinnacle West Capital Corp.(c)	975	43,924
PPL Corp.(c)	65,280	2,147,712
Public Service Enterprise Group, Inc.	11,000	673,090
Questar Corp.(c)	13,100	1,071,187
Sempra Energy	36,600	1,839,150
TXU Corp.	23,050	1,441,086
Wisconsin Energy Corp.	1,200	51,768

		16,977,943

Entertainment & Leisure — 1.1%
Gaylord Entertainment Co.(b)	1,300	57,005
Hilton Hotels Corp.(c)	53,190	1,481,341
Morgans Hotel Group(b)	2,629	32,862
Orient-Express Hotels Ltd. - Class A	18,037	674,223
Sabre Holdings Corp.	48,200	1,127,398
Scientific Games Corp. - Class A(b)(c)	16,700	531,060
Station Casinos, Inc.	4,650	268,909
Sunterra Corp.(b)	6,090	69,000
Vail Resorts, Inc.(b)	6,675	267,134
The Walt Disney Co.(c)	113,900	3,520,649
World Wrestling Entertainment, Inc.	6,250	102,688

		8,132,269

Finance — 3.3%
Affiliated Managers Group, Inc.(b)(c)	950	95,104
AllianceBernstein Holding LP	9,326	643,401
Ambac Financial Group, Inc.	9,265	766,679
American Express Co.(c)	49,390	2,769,791
AmeriCredit Corp.(b)	43,000	1,074,570
The Bear Stearns Cos., Inc.(c)	13,150	1,842,315
Capital One Financial Corp.(c)	17,875	1,406,048
Chicago Mercantile Exchange Holdings, Inc.(c)	2,429	1,161,669
CIT Group, Inc.	42,170	2,050,727
Evercore Partners, Inc.(b)	970	27,936
Fannie Mae	15,250	852,628
The Goldman Sachs Group, Inc.	18,400	3,112,728
Indymac Bancorp, Inc.	1,075	44,247
Mellon Financial Corp.	14,720	575,552
Morgan Stanley	7,400	539,534
NGP Capital Resources Co.	2,700	39,393
Raymond James Financial, Inc.	1,525	44,591
Regions Financial Corp.(c)	44,900	1,651,871
SLM Corp.	19,350	1,005,813
State Street Corp.	25,000	1,560,000
Sumitomo Mitsui Financial Group, Inc.	207	2,172,952
T. Rowe Price Group, Inc.	9,450	452,182
Washington Mutual, Inc.	40,000	1,738,800
Wright Express Corp.(b)(c)	9,650	232,179

		25,860,710

Food & Agriculture — 0.8%
Archer-Daniels-Midland Co.	42,750	1,619,370
ConAgra Foods, Inc.	33,100	810,288
Corn Products International, Inc.	1,450	47,183
Dean Foods Co.(b)	7,175	301,494
Del Monte Foods Co.	70,390	735,576
General Mills, Inc.	25,300	1,431,980
Monsanto Co.	20,536	965,397
Pilgrim’s Pride Corp.	14,110	385,908
Sanderson Farms, Inc.	3,250	105,170

		6,402,366

Home Furnishings/Housewares — 0.2%
Newell Rubbermaid, Inc.	42,550	1,205,016

Insurance — 2.6%
ACE Ltd.	12,550	686,862
Aetna, Inc.(c)	13,600	537,880
The Allstate Corp.	40,400	2,534,292
American Financial Group, Inc.	1,700	79,781
American International Group, Inc.	33,700	2,232,962
Aspen Insurance Holdings Ltd.(c)	28,300	730,989
Axis Capital Holdings Ltd.	23,300	808,277
CHUBB Corp.	37,100	1,927,716
Conseco, Inc.(b)	19,860	416,861
Endurance Specialty Holdings Ltd.	24,420	861,049
Everest Re Group Ltd.	425	41,450
Genworth Financial, Inc.(c)	39,300	1,375,893
HCC Insurance Holdings, Inc.	1,600	52,608
IPC Holdings Ltd.	1,797	54,665
MetLife, Inc.(c)	23,650	1,340,482
Nationwide Financial Services, Inc.	16,050	772,005
Platinum Underwriters Holdings Ltd.	6,941	213,991
Protective Life Corp.	950	43,463
Radian Group, Inc.(c)	875	52,500
The St. Paul Travelers Cos., Inc.	55,450	2,600,050
W.R. Berkley Corp.(c)	35,275	1,248,382
WellPoint, Inc.(b)	5,600	431,480
XL Capital Ltd.(c)	13,950	958,365

		20,002,003

Machinery & Heavy Equipment — 0.3%
Bucyrus International, Inc. - Class A	2,500	106,050
Caterpillar, Inc.	22,650	1,490,370
Gehl Co.(b)	3,925	105,111
Joy Global, Inc.	5,750	216,258
Terex Corp.(b)(c)	9,300	420,546

		2,338,335

Manufacturing — 3.7%
A.O. Smith Corp.	1,200	47,316
Actuant Corp. - Class A(c)	7,950	398,295
American Railcar Industries, Inc.	4,800	139,728
Aptargroup, Inc.	2,550	129,744
Chart Industries, Inc.(b)	7,950	97,864

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

87

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Manufacturing (Continued)
Cooper Industries Ltd. - Class A	9,553	$814,107
Corning, Inc.(b)	69,700	1,701,377
Crane Co.	1,600	66,880
Crocs, Inc.(b)(c)	3,600	122,220
Cummins, Inc.	9,350	1,114,800
Dade Behring Holdings, Inc.	5,150	206,824
Danaher Corp.(c)	14,950	1,026,616
Diodes, Inc.(b)	950	41,011
Energizer Holdings, Inc.(b)	6,100	439,139
Fortune Brands, Inc.(c)	21,400	1,607,354
Gardner Denver, Inc.(b)	7,600	251,408
General Electric Co.	163,000	5,753,900
Harsco Corp.	600	46,590
Hexel Corp.(b)(c)	10,950	154,942
Honeywell International, Inc.	53,700	2,196,330
IDEX Corp.	11,550	497,228
Ingersoll-Rand Co. Ltd. - Class A	32,750	1,243,845
K2, Inc.(b)	9,300	109,089
Leggett & Platt, Inc.	1,350	33,790
Nucor Corp.(c)	28,800	1,425,312
OYO Geospace Corp.(b)	72	4,086
Parker Hannifin Corp.	16,550	1,286,432
Paxar Corp.(b)	6,550	130,869
Phillips-Van Heusen Corp.	1,750	73,098
Polo Ralph Lauren Corp.	12,750	824,798
Powerwave Technologies, Inc.(b)	13,600	103,360
Precision Castparts Corp.	5,175	326,853
Reynold American, Inc.(c)	15,650	969,830
Rockwell Automation, Inc.	10,400	604,240
The Stanley Works(c)	8,270	412,260
Textron, Inc.(c)	23,750	2,078,125
VF Corp.	850	62,008
The Warnaco Group, Inc.(b)	39,490	763,737
Watson Wyatt Worldwide, Inc.	11,300	462,396
Whirlpool Corp.(c)	8,440	709,888

		28,477,689

Medical & Medical Services — 1.4%
Amgen, Inc.(b)	11,500	822,595
Caremark Rx, Inc.(c)	20,400	1,156,068
Community Health Systems, Inc.(b)	31,500	1,176,525
Covance, Inc.(b)	800	53,104
Coventry Health Care, Inc.(b)	29,445	1,517,006
Digene Corp.(b)	9,150	394,822
Digirad Corp.(b)	10,100	37,673
Emergency Medical Services LP - Class A(b)	3,350	54,772
Invitrogen Corp.(b)(c)	4,560	289,150
LCA-Vision, Inc.	2,400	99,144
LifePoint Hospitals, Inc.(b)	5,100	180,132
McKesson Corp.	8,000	421,760
Medco Health Solutions, Inc.(b)	20,619	1,239,408
Noven Pharmaceuticals, Inc.(b)	19,750	476,370
Omnicare, Inc.(c)	6,550	282,240
Pediatrix Medical Group, Inc.(b)	9,700	442,320
Per-Se Technologies, Inc.(b)(c)	19,690	448,538
Pharmaceutical Product Development, Inc.	1,000	35,690
Radiation Therapy Services, Inc.(b)	1,700	49,691
Sierra Health Services, Inc.(b)	1,325	50,138
Symbion, Inc.(b)	9,550	175,338
Triad Hospitals, Inc.(b)	15,020	661,331
Universal Health Services, Inc.(c)	5,445	326,319
Vital Images, Inc.(b)	6,150	194,217
WellCare Health Plans, Inc.(b)	700	39,641

		10,623,992

Medical Instruments & Supplies — 0.9%
Adeza Biomedical Corp.(b)	7,200	118,152
Advanced Medical Optics, Inc.(b)	12,740	503,867
Beckman Coulter, Inc.	10,200	587,112
Becton, Dickinson & Co.	8,150	575,960
Biosite, Inc.(b)	550	25,426
Bruker BioSciences Corp.(b)	11,550	80,965
The Cooper Cos., Inc.(c)	6,780	362,730
Cutera, Inc.(b)	4,650	123,644
DENTSPLY International, Inc.	2,025	60,973
DJ Orthopedics, Inc.(b)	8,600	357,158
Edwards Lifesciences Corp.(b)	1,050	48,920
Ev3, Inc.(b)(c)	6,850	116,518
Fisher Scientific International, Inc.(b)(c)	6,950	543,768
Hillenbrand Industries, Inc.(c)	8,255	470,370
Hologic, Inc.(b)	8,300	361,216
Home Diagnostics, Inc.(b)	2,900	37,961
Illumina, Inc.(b)(c)	700	23,128
Immucor, Inc.(b)	3,950	88,520
IntraLase Corp.(b)	10,600	208,926
Johnson & Johnson	17,340	1,126,060
Kyphon, Inc.(b)(c)	3,400	127,228
Martek Biosciences Corp.(b)(c)	17,550	377,500
MWI Veterinary Supply, Inc.(b)	2,900	97,237
Varian Medical Systems, Inc.(b)	9,650	515,214
Wright Medical Group, Inc.(b)(c)	12,205	295,971

		7,234,524

Metal & Mining — 1.2%
Alpha Natural Resources, Inc.(b)(c)	1,000	15,760
Arch Coal, Inc.(c)	26,600	769,006
Century Aluminum Co.(b)(c)	11,350	381,928
CONSOL Energy, Inc.(c)	119,440	3,789,831
Foundation Coal Holdings, Inc.	2,800	90,636
Freeport-McMoRan Copper &
Gold, Inc.—Class B	15,200	809,552
Massey Energy Co.(b)(c)	100,518	2,104,847
Peabody Energy Corp.(c)	1,323	48,660
Phelps Dodge Corp.	8,850	749,595
Reliance Steel & Aluminum Co.	1,000	32,140
Steel Dynamics, Inc.(c)	1,225	61,801
United States Steel Corp.(c)	4,790	276,287
Universal Stainless & Alloy Products, Inc.(b)	1,850	41,625

		9,171,668

Metal Working Machinery & Equipment — 0.0%
RBC Bearings, Inc.(b)	3,400	82,110

Motor Vehicles — 0.2%
Harley-Davidson, Inc.(c)	8,150	511,413
Oshkosh Truck Corp.	6,150	310,390
PACCAR, Inc.(c)	10,500	598,710

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

88

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Motor Vehicles (Continued)
Tenneco Automotive, Inc.(b)	5,100	$119,289

		1,539,802

Oil & Gas — 5.5%
AGL Resources, Inc.	19,750	720,875
Allis-Chalmers Energy, Inc.(b)	1,041	15,240
American Oil & Gas, Inc.(b)	5,947	30,449
Atwood Oceanics, Inc.(b)	2,900	130,413
Bois d’Arc Energy, Inc.(b)	2,400	36,720
Callon Petroleum Co.(b)	2,500	33,900
CanArgo Energy Corp.(b)	191,100	261,807
Carbo Ceramics, Inc.(c)	700	25,221
Chesapeake Energy Corp.(c)	7,100	205,758
Chevron Corp.(c)	65,950	4,277,517
Clayton Williams Energy, Inc.(b)	20,823	630,937
Complete Production Services, Inc.(b)	3,900	76,986
Comstock Resources, Inc.(b)	6,000	162,900
ConocoPhillips	77,800	4,631,434
Delta Petroleum Corp.(b)(c)	6,755	152,123
Devon Energy Corp.	27,102	1,711,491
Diamond Offshore Drilling, Inc.(c)	17,187	1,243,823
Energen Corp.	23,100	967,197
ENSCO International, Inc.(c)	14,150	620,195
EOG Resources, Inc.	16,880	1,098,044
EXCO Resources, Inc.(b)	4,100	50,881
The Exploration Co.(b)	8,700	83,259
Exxon Mobil Corp.	121,200	8,132,520
Frontier Oil Corp.	1,500	39,870
Gasco Energy, Inc.(b)	16,071	43,392
GlobalSantaFe Corp.	10,387	519,246
Goodrich Petroleum Corp.(b)(c)	4,550	137,046
Grant Prideco, Inc.(b)(c)	10,750	408,823
Halliburton Co.(c)	6,330	180,089
Helix Energy Solutions Group, Inc.(b)(c)	1,200	40,080
Helmerich & Payne, Inc.	2,150	49,514
Hercules Offshore, Inc.(b)	8,000	248,400
Marathon Oil Corp.	30,150	2,318,535
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(d)(e)(f)	2,895	78,165
Nabors Industries Ltd.(b)(c)	11,050	328,738
Newfield Exploration Co.(b)(c)	39,555	1,524,450
Noble Corp.(c)	6,100	391,498
Noble Energy, Inc.	2,150	98,018
Oceaneering International, Inc.(b)	4,400	135,520
Oil States International, Inc.(b)(c)	2,000	55,000
Oneok, Inc.	2,000	75,580
Parallel Petroleum Corp.(b)	7,779	156,047
Patterson-UTI Energy, Inc.	15,050	357,588
Petrohawk Energy Corp.(b)	7,745	80,393
Petroquest Energy, Inc.(b)	10,336	107,804
Plains Exploration & Production Co.(b)	27,700	1,188,607
Precision Drilling Trust(c)	3,300	101,706
Pride International, Inc.(b)	13,800	378,396
Rowan Cos., Inc.	27,910	882,793
Schlumberger Ltd.(c)	38,367	2,379,905
Southwestern Energy Co.(b)(c)	14,400	430,128
Superior Energy Serivces, Inc.(b)	9,350	245,531
Transocean, Inc.(b)(c)	16,500	1,208,295
Treasure Island Royalty Trust(b)	239,629	31,152
Unit Corp.(b)	1,050	48,268
Valero Energy Corp.	30,350	1,562,114
Vulcan Materials Co.(c)	7,720	604,090
Weatherford International Ltd.(b)	10,059	419,655
Whiting Petroleum Corp.(b)	1,150	46,115

		42,200,241

Paper & Forest Products — 0.0%
Bowater, Inc.(c)	11,595	238,509

Paper & Paper Products — 0.0%
Temple-Inland, Inc.	8,400	336,840

Personal Services — 0.1%
Laureate Education, Inc.(b)(c)	12,200	583,892

Pharmaceuticals — 2.4%
Abbott Laboratories	9,400	456,464
Allergan, Inc.	8,831	994,459
Alpharma, Inc. - Class A	1,000	23,390
Amylin Pharmaceuticals, Inc.(b)(c)	11,500	506,805
Cephalon, Inc.(b)(c)	840	51,870
Eli Lilly & Co.	8,800	501,600
Endo Pharmaceuticals Holdings, Inc.(b)	11,450	372,697
Genentech, Inc.(b)(c)	6,000	496,200
Genzyme Corp.(b)	12,200	823,134
Merck & Co., Inc.	114,450	4,795,455
Pfizer, Inc.	236,400	6,704,304
Vertex Pharmaceuticals, Inc.(b)	1,100	37,015
Wyeth	52,750	2,681,810

		18,445,203

Plastics — 0.2%
Sonoco Products Co.	38,000	1,278,320

Publishing & Printing — 0.4%
Dow Jones & Co., Inc.(c)	9,005	302,028
Marvel Entertainment, Inc.(b)(c)	7,170	173,084
The McGraw-Hill Cos., Inc.	29,350	1,703,180
R.R. Donnelley & Sons Co.	21,505	708,805
Tribune Co.(c)	9,460	309,531

		3,196,628

Railroad & Shipping — 0.3%
CSX Corp.	22,030	723,245
Union Pacific Corp.	18,950	1,667,600

		2,390,845

Real Estate — 1.2%
AMB Property Corp. (REIT)	1,200	66,132
Boston Properties, Inc. (REIT)(c)	5,840	603,506
CB Richard Ellis Group, Inc. - Class A (REIT)(b)(c)	40,300	991,380
Corporate Office Properties Trust (REIT)	2,400	107,424
Correctional Properties Trust (REIT)	4,500	142,875
Education Realty Trust, Inc. (REIT)	7,250	107,010

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

89

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Real Estate (Continued)
Hospitality Properties Trust (REIT)	1,400	$66,080
Host Hotels & Resorts, Inc. (REIT)(c)	62,850	1,441,150
LaSalle Hotel Properties (REIT)	1,200	52,008
Mack-Cali Realty Corp. (REIT)	1,100	56,980
New Plan Excel Realty Trust (REIT)	2,300	62,215
ProLogis (REIT)	34,090	1,945,175
Simon Property Group, Inc. (REIT)(c)	35,840	3,247,821

		8,889,756

Restaurants — 0.5%
CKE Restaurants, Inc.	25,910	433,215
Darden Restaurants, Inc.	875	37,161
Jack-in-the-Box, Inc.(b)	1,150	60,007
McDonald’s Corp.	71,850	2,810,772
Red Robin Gourmet Burgers, Inc.(b)	5,750	265,133
Ruby Tuesday, Inc.(c)	10,300	290,357
Ruth’s Chris Steak House, Inc.(b)	10,100	190,082

		4,086,727

Retail Merchandising — 2.2%
Abercrombie & Fitch Co. - Class A	2,700	187,596
Advance Auto Parts, Inc.	15,560	512,546
American Eagle Outfitters, Inc.(c)	21,450	940,154
AnnTaylor Stores Corp.(b)(c)	24,550	1,027,663
Big Lots, Inc.(b)(c)	2,100	41,601
Central Garden & Pet Co.(b)(c)	1,950	94,107
The Children’s Place Retail Stores, Inc.(b)	3,900	249,717
Coach, Inc.(b)	8,950	307,880
CVS Corp.	35,800	1,149,896
Dick’s Sporting Goods, Inc.(b)(c)	9,838	447,826
Dillard’s, Inc. - Class A(c)	16,000	523,680
Dollar Tree Stores, Inc.(b)	2,200	68,112
Federated Department Stores, Inc.(c)	20,640	891,854
GameStop Corp.(b)	10,800	499,824
Genesco, Inc.(b)	1,531	52,774
Golfsmith International Holdings, Inc.(b)	13,800	106,260
The Home Depot, Inc.	10,150	368,140
J.C. Penney Co., Inc.(c)	22,400	1,531,936
Jarden Corp.(b)(c)	5,100	168,147
The Kroger Co.(c)	68,220	1,578,611
Limited Brands, Inc.	25,250	668,872
Nordstrom, Inc.	1,100	46,530
Office Depot, Inc.(b)	1,100	43,670
Officemax, Inc.(c)	5,250	213,885
Payless ShoeSource, Inc.(b)	1,750	43,575
Regis Corp.(c)	7,800	279,630
Rent-A-Center, Inc.(b)	1,200	35,148
Saks, Inc.(c)	24,920	430,618
Staples, Inc.	45,250	1,100,932
Supervalu, Inc.	28,640	849,176
The Talbots, Inc.(c)	27,036	736,731
TJX Cos., Inc.	24,720	692,902
Tractor Supply Co.(b)(c)	2,300	110,998
Walgreen Co.(c)	18,341	814,157
Whole Foods Market, Inc.(c)	8,250	490,298

		17,305,446

Security Brokers & Dealers — 0.4%
E*TRADE Financial Corp.(b)	1,550	37,076
iShares Russell 2000 Value Index Fund	1,463	107,823
Lehman Brothers Holdings, Inc.	33,700	2,489,082
Piper Jaffray Cos., Inc.(b)(c)	11,740	711,679
Waddell & Reed Financial, Inc.	1,900	47,025

		3,392,685

Semiconductors & Related Devices — 0.7%
Avnet, Inc.(b)	13,140	257,807
Cymer, Inc.(b)(c)	3,400	149,294
Fairchild Semiconductor International, Inc.(b)(c)	41,800	781,660
Freescale Semiconductor, Inc. - Class B(b)	14,600	554,946
Integrated Device Technology, Inc.(b)	15,200	244,112
Lam Research Corp.(b)	21,700	983,661
Marvell Technology Group Ltd.(b)(c)	6,400	123,968
MEMC Electronic Materials, Inc.(b)(c)	13,000	476,190
Micrel, Inc.(b)	11,500	110,285
Microsemi Corp.(b)	6,100	114,985
PMC-Sierra, Inc.(b)(c)	99,550	591,327
Rudolph Technologies, Inc.(b)	8,100	148,473
Silicon Storage Technology, Inc.(b)	29,350	120,922
Standard Microsystems Corp.(b)	7,700	218,834
Texas Instruments, Inc.	15,500	515,375
Ultra Clean Holdings, Inc.(b)	13,050	139,374
Varian Semiconductor Equipment Associates, Inc.(b)	3,900	143,130

		5,674,343

Soaps & Cosmetics — 0.6%
Bare Escentuals, Inc.(b)	800	21,720
Estee Lauder Cos., Inc.	8,060	325,060
The Procter & Gamble Co.	70,430	4,365,251

		4,712,031

Steel Pipe & Tubes — 0.1%
Mueller Water Products, Inc. - Class A(b)(c)	25,000	365,250

Telecommunications — 2.6%
Amdocs Ltd.(b)	52,250	2,069,100
American Tower Corp. - Class A(b)(c)	23,966	874,759
Anixter International, Inc.	900	50,823
AT&T, Inc.(c)	176,350	5,741,956
BellSouth Corp.	36,300	1,551,825
CenturyTel, Inc.	925	36,695
Comverse Technology, Inc.(b)	6,300	135,072
EMS Technologies, Inc.(b)	15,100	283,578
Harman International Industries, Inc.	5,150	429,716
Harris Corp.	15,300	680,697
Motorola, Inc.(c)	75,950	1,898,750
NII Holdings, Inc.(b)(c)	17,491	1,087,241

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

90

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Telecommunications (Continued)
Polycom, Inc.(b)(c)	26,400	$647,592
RCN Corp.(b)	4,450	125,935
Sprint Nextel Corp.(c)	22,030	377,814
Verizon Communications, Inc.	102,544	3,807,459

		19,799,012

Tires & Rubber — 0.0%
Cooper Tire & Rubber Co.(c)	29,668	298,460

Tobacco — 0.4%
Altria Group, Inc.	31,900	2,441,945
Loews Corp. - Carolina Group	13,430	743,888

		3,185,833

Transportation — 0.2%
C.H. Robinson Worldwide, Inc.	1,750	78,015
Frontline Ltd.(c)	1,900	73,169
Hornbeck Offshore Services, Inc.(b)	2,900	97,150
Landstar System, Inc.	8,950	382,165
Old Dominion Freight Line, Inc.(b)	1,200	36,036
OMI Corp.	17,500	379,925
Ryder Systems, Inc.	9,875	510,340
Trinity Industries, Inc.	1,000	32,170
Universal Truckload Services, Inc.(b)	700	18,179
Vitran Corp., Inc.(b)	4,150	76,775
Yellow Roadway Corp.	1,225	45,374

		1,729,298

Waste Management — 0.0%
Republic Services, Inc.	1,000	40,210
Stericycle, Inc.(b)	3,550	247,754

		287,964

Total United States		372,977,743

TOTAL COMMON STOCKS (Cost $412,629,871)		498,774,069

WARRANTS — 0.0%
Point North Energy Ltd. (issued 7/24/03, expiring 7/23/08, strikeprice 5.00 CAD) (acquired 7/24/03, cost $0)(d)(e)(f)	13,755	6,276
Trafalgar Energy Ltd. (issued 09/26/06, expiring 10/23/06, strike price 4.02 CAD) (acquired 09/26/06, cost $21)(d)(e)	234	52
Triex Minerals Corp. (issued 12/23/05, expiring 12/23/06, strike price 3.00 CAD) (acquired 12/23/05, cost $0)(d)(e)(f)	3,300	561

TOTAL WARRANTS (Cost $21)		6,889

	MATURITY	PAR (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Bank, Unsecured Bonds 2.25%	01/09/07	$3,250	3,223,357
Federal Home Loan Mortgage Corp., Unsecured Notes 4.62%	05/28/13	150	144,556
Federal National Mortgage Assoc., Unsecured Notes 4.00%	10/16/06	2,450	2,448,643
7.25%	01/15/10	1,245	1,332,522
Resolution Funding Corp., Strip Bonds 6.29%(g)	07/15/18	150	84,328
6.30%(g)	10/15/18	150	83,206
Small Business Administration Participation Certificates, Series 97-20F, Class 1 7.20%	06/01/17	623	648,955
Small Business Investment Cos. Pass - Through, Series 97-P10C, Class 1 6.85%	08/01/07	84	84,917
U.S. Treasury Bonds 4.50%	02/15/36	65	62,283
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	1,290	1,268,367
U.S. Treasury Inflation Protected Notes 2.00%	01/15/14	800	864,163
2.50%	07/15/16	800	822,177
U.S. Treasury Notes 4.62%	08/31/11	260	260,284
4.88%	08/15/16	2,450	2,496,320

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $13,757,380)			13,824,078

MORTGAGE PASS-THROUGHS — 7.6%
Federal Home Loan Mortgage Corp. ARM 5.04%	12/01/35	830	818,597
6.15%	08/01/36	1,400	1,420,055
Federal Home Loan Mortgage Corp. Gold 8.00%	08/08-08/27	29	30,257
8.50%(h)	07/01/09	0	4
4.00%	05/10-05/19	195	186,566
6.00%	04/13-06/16	148	149,749
4.50%	05/18-08/20	1,623	1,566,986
9.50%	12/01/22	292	315,349
7.50%(h)	09/01/27	0	361
6.50%	01/29-08/32	71	73,128
5.50%	07/33-08/33	942	933,410
5.00%	05/01/34	229	220,430
Federal Home Loan Mortgage Corp. Gold TBA 5.00%	10/15/33	2,000	1,923,124
Federal Home Loan Mortgage Corp. TBA 5.00%	10/01/21	1,000	982,188

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

91

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS (Continued)
Federal National Mortgage Assoc. 8.00%	04/08-02/33	$200	$211,411
7.00%	08/08-10/32	425	437,474
8.50%	02/01/09	11	10,721
6.50%	01/11-09/36	1,822	1,859,024
6.00%	09/11-04/35	3,481	3,506,523
5.50%	04/17-06/36	11,539	11,445,681
5.00%	01/18-07/35	11,059	10,886,841
4.50%	10/01/18	459	444,668
4.00%	06/01/19	966	913,885
7.50%	02/30-01/31	489	507,777
Federal National Mortgage Assoc. ARM 4.78%	01/01/35	848	828,304
Federal National Mortgage Assoc. TBA 4.50%	10/21-10/36	1,800	1,711,938
5.00%	10/21-10/36	5,000	4,826,252
5.50%	10/21-10/36	3,600	3,593,438
6.00%	10/01/36	2,000	2,008,750
6.50%	10/01/36	4,000	4,072,500
Government National Mortgage Assoc. 6.50%	02/09-11/28	418	427,684
7.50%	11/10-12/29	47	48,494
6.00%	10/23-02/24	299	303,542
7.00%	09/31-05/32	52	53,293
5.50%	04/33-12/34	783	778,408
5.00%	10/20/33	1,310	1,269,910
Government National Mortgage Assoc. 1 Year CMT 3.75%	05/20/34	201	195,746

TOTAL MORTGAGE PASS-THROUGHS (Cost $58,876,563)			58,962,468

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.0%
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO) 2.15% (Cost $100,034)	02/25/28	777	36,220
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1 5.00%	07/25/19	71	68,909
Countrywide Home Loans, Series 03-27, Class M 3.91%	06/25/33	658	642,631
Countrywide Home Loans, Series 03-58, Class B1 4.51%	02/19/34	228	222,270
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO) 5.20%	11/25/12	6,628	183,404
Federal Home Loan Mortgage Corp., Series 235 (IO) 5.50%	01/01/36	1,923	484,819
Federal Home Loan Mortgage Corp., Series 2529, Class MB 5.00%	11/15/17	100	98,169
Federal Home Loan Mortgage Corp., Series 2574, Class HP 5.00%	02/15/18	1,420	1,391,417
Federal Home Loan Mortgage Corp., Series 2668, Class AD 4.00%	01/15/15	185	181,189
Federal Home Loan Mortgage Corp., Series 2707, Class PW 4.00%	07/15/14	287	283,304
Federal Home Loan Mortgage Corp., Series 2730, Class PA 3.75%	03/15/11	79	79,251
Federal Home Loan Mortgage Corp., Series 2748, Class LJ 4.00%	03/15/10	39	38,570
Federal Home Loan Mortgage Corp., Series 2864, Class NA 5.50%	01/15/31	165	165,231
Federal Home Loan Mortgage Corp., Series 2996, Class MK 5.50%	06/30/35	873	872,146
Federal National Mortgage Assoc., Series 03-16, Class BC 5.00%	03/25/18	50	48,707
Federal National Mortgage Assoc., Series 04-31, Class PK 3.50%	06/25/10	203	201,220
Federal National Mortgage Assoc., Series 04-88, Class HA 6.50%	07/25/34	74	76,108
Federal National Mortgage Assoc., Series 04-99, Class AO 5.50%	01/25/34	136	135,114
Federal National Mortgage Assoc., Series 05-3, Class AP 5.50%	01/31/35	122	121,906
Federal National Mortgage Assoc., Series 05-51, Class TA 5.50%	05/01/35	2,107	2,093,065
Federal National Mortgage Assoc., Series 05-80, Class PB 5.50%	04/25/30	1,180	1,182,811
Federal National Mortgage Assoc., Series 363, Class 2 (IO) 5.50%	11/01/35	2,222	549,356
First Union National Bank Commercial Mortgage, Series 01-C2, Class A2 6.66%	01/12/43	970	1,022,407
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A 5.64%	11/19/35	1,260	1,263,884
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4 5.93%	12/15/25	825	843,049
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1 6.16%(i)	07/14/16	667	684,084
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C8, Class A1 3.64%	11/15/27	431	420,673
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A1 2.95%	03/15/29	303	290,366

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

92

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1 3.88%	08/15/29	$224	$218,420
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4 5.37%	09/15/39	960	961,319
Master Alternative Loans Trust, Series 04-4, Class 1A1 5.50%	05/25/34	137	134,113
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO) 11.00%	02/17/17	45	10,106
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO) 0.00%	02/17/17	50	46,391
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO) 11.00%	03/06/17	30	7,586
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO) 0.00%	03/06/17	30	25,164
Structured Asset Securities Corp., Series 01-21A, Class B2 6.64%	01/25/32	24	24,357
Structured Asset Securities Corp., Series 03-2A, Class B2II 5.38%	02/25/33	170	167,646
TIAA Real Estate CDO Ltd., Series 01-C1A, Class A4 6.68%(i)	06/19/31	1,305	1,352,948
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(i)	05/25/36	697	686,046
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(i)	05/25/36	11,282	656,000
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1 4.19%	08/25/33	372	362,983
Washington Mutual Mortgage Securities Corp., Series 03-AR3, Class A5 3.93%	04/25/33	233	229,525
Washington Mutual Mortgage Securities Corp., Series 03-AR3, Class B2 4.73%	04/25/33	175	172,655
Washington Mutual Mortgage Securities Corp., Series 03-AR4, Class A6 3.42%	05/25/33	714	697,730
Washington Mutual Mortgage Securities Corp., Series 03-AR5, Class A6 3.70%	06/25/33	850	828,704
Washington Mutual Mortgage Securities Corp., Series 03-AR5, Class B2 4.50%	06/25/33	379	378,580
Washington Mutual Mortgage Securities Corp., Series 04-AR1, Class B1 4.50%	03/25/34	1,222	1,187,300
Washington Mutual Mortgage Securities Corp., Series 04-AR3, Class B1 4.18%	06/25/34	224	216,484
Wells Fargo Mortgage Backed Securities, Series 04-K, Class 1A2 4.47%	07/25/34	431	421,057

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $22,866,989)			22,429,174

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.6%
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2 5.46%	04/11/37	1,375	1,388,711
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2 7.08%	07/15/31	250	260,350
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2 7.32%	10/15/32	475	507,939
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1 5.92%	10/15/36	689	699,906
Bear Stearns Commercial Mortgage Securities, Series 03-T12, Class A4 4.68%	09/13/13	1,025	991,841
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1 5.25%	05/15/19	1,544	1,548,360
Commercial Mortgage Acceptance Corp., Series 98-C2, Class C 6.46%	09/15/30	275	280,518
Commerical Mortgage Acceptance Corp., Series 98-C2, Class E 7.24%	06/15/10	930	988,841
Credit Suisse First Boston Mortgage Securities Corp. Series 02-CKN2, Class A3 6.13%	04/15/37	1,000	1,040,708
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D 6.61%	12/15/35	1,450	1,531,188
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	1,090	1,088,751
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2 4.94%	12/15/35	1,010	992,658

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

93

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5 3.94%	05/15/13	$1,020	$946,529
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 99-CG1, Class A1B 6.46%	03/10/32	150	153,830
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	1,172	1,243,319
First Union National Bank Commercial Mortgage, Series 01-C4, Class A2 6.22%	11/12/11	1,140	1,188,517
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98, Class A2 6.56%	11/18/35	149	150,609
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	145	151,147
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2 6.96%	11/15/10	1,295	1,374,863
GGP Mall Properties Trust, Series 01-C1A, Class C2 5.56%(i)	11/15/11	3	3,417
Impac Commercial Mortgage Backed Trust, Series 03-5, Class M1 6.08%	08/25/33	31	31,223
Impac Commercial Mortgage Backed Trust, Series 03-7, Class M 7.80%	08/25/33	14	14,495
Impac Commercial Mortgage Backed Trust, Series 04-1, Class M4 7.13%	03/25/34	50	50,152
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1 5.69%	10/25/34	169	169,237
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1 5.70%	11/25/34	475	475,169
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4 6.53%	11/25/34	178	178,406
J.P. Morgan Commercial Mortgage Finance Corp., Series 97-C5, Class C 7.24%	09/15/29	1,600	1,620,302
J.P. Morgan Commercial Mortgage Finance Corp., Series 99-C7, Class A2 6.51%	10/15/35	508	516,903
J.P. Morgan Commercial Mortgage Finance Corp., Series 99-PLSI, Class D 7.29%	02/15/32	650	677,262
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B 6.21%	10/15/35	453	459,579
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2 7.32%	10/15/32	250	262,267
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E 7.47%	10/15/32	125	133,047
Morgan Stanley Capital Investments, Series 97-WF1, Class A2 7.22%(i)	07/15/29	2	1,877
Morgan Stanley Capital Investments, Series 99-WF1, Class A2 6.21%	11/15/31	437	443,011
Morgan Stanley Capital Investments, Series 03-IQ4, Class A2 4.07%	05/15/40	1,025	959,093
Morgan Stanley Capital Investments, Series 04-XLF, Class G 6.38%(i)	04/15/16	300	300,350
Morgan Stanley Dean Witter Capital Investments, Series 2001-Top1 Class A4 6.66%	02/15/33	910	955,564
Morgan Stanley Dean Witter Capital Investments, Series 02-TOP7, Class A1 5.38%	01/15/39	492	494,586
Mortgage Capital Funding, Inc., Series 98-MC2, Class B 6.55%	06/18/30	295	299,089
Nationslink Funding Corp., Series 98-2, Class A2 6.48%	08/20/30	179	181,989
Nationslink Funding Corp., Series 98-2, Class B 6.80%	08/20/30	525	538,076
Nationslink Funding Corp., Series 99-2, Class D 7.46%	06/20/31	175	182,676
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2 7.52%	12/18/09	460	488,732

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

94

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2 6.59%	12/18/33	$1,325	$1,384,338

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $ 27,685,880)			27,349,425

ASSET BACKED SECURITIES — 4.0%
Ace Securities Corp., Series 06-HE2, Class A2A 5.39%	05/25/36	1,065	1,064,677
Ameriquest Mortgage Securities, Inc., Series 02-3, Class M2 7.20%(j)	08/25/32	263	265,032
Amortizing Residential Collateral Trust, Series 02-BC3, Class M2 6.43%	06/25/32	142	142,997
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2 6.53%	07/25/32	152	152,916
Bank One Issuance Trust, Series 03-A3, Class A3 5.44%	12/15/10	1,450	1,452,403
Capital Auto Receivables Asset Trust, Series 05-1, Class A4 4.05%	07/15/09	1,800	1,778,634
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(i)	01/20/09	2,150	2,153,359
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1 5.37%	10/25/36	1,375	1,375,000
Caterpillar Financial Asset Trust, Series 04-A, Class A3 3.13%	01/26/09	214	211,526
Centex Home Equity Loan Trust, Series 03-B, Class M3 8.43%	06/25/33	387	389,062
Centex Home Equity, Series 02-A, Class MF2 6.54%	01/25/32	262	261,459
Chase Funding Mortgage Loan Certificates, Series 03-2, Class 1A4 3.99%	08/25/29	131	129,610
Chase Issuance Trust, Series 06-A3, Class A3 5.32%	07/15/11	1,075	1,076,774
Chase Manhattan Auto Owner Trust, Series 03-B, Class CTFS 2.43%	02/16/10	553	544,406
Citibank Credit Card Issuance Trust, Series 03-A6, Class A6 2.90%	05/17/10	250	241,563
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	1,175	1,165,459
Countrywide Asset Backed Certificates 06-18 2A1 5.42%(e)(k)	07/25/36	2,050	2,050,000
Countrywide Certificates, Series 02-2, Class M2 7.06%	12/25/31	11	11,128
Countrywide Certificates, Series 03-2, Class M2 6.98%	03/26/33	322	324,531
Countrywide Certificates, Series 03-3, Class B 6.32%	11/25/31	45	45,459
Countrywide Certificates, Series 03-3, Class M6 6.26%	07/25/32	588	597,267
Countrywide Certificates, Series 03-BCI, Class M2 7.32%	09/25/32	79	79,908
Countrywide Certificates, Series 04-13, Class AV4 5.62%	06/25/35	60	60,484
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1 5.77%	05/25/35	275	275,462
General Electric Business Loan Trust, Series 03-1, Class A 5.76%(i)	04/15/31	226	227,253
General Electric Business Loan Trust, Series 03-1, Class B 6.63%(i)	04/15/31	150	154,243
General Electric Business Loan Trust, Series 03-2A, Class B 6.33%(i)	11/15/31	1,034	1,055,230
General Electric Business Loan Trust, Series 04-1, Class B 6.03%(i)	05/15/32	215	214,777
Green Tree Financial Corp., Series 96-6, Class A6 7.95%	09/15/27	594	617,228
Green Tree Financial Corp., Series 96-7, Class A6 7.65%	10/15/27	311	321,785
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2 4.07%	02/15/12	1,125	1,104,757
Hedged Mutual Fund Fee Trust, Series 03-1A, Class 2 5.22%(i)	11/30/10	850	847,439
Knollwood CDO Ltd., Series 04-1A, Class C 8.71%(i)	01/10/39	182	179,551
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A 9.33%	08/25/33	200	201,615
Long Beach Mortgage Loan Trust, Series 04-1, Class M5 6.43%	02/25/34	475	477,943
Lothian Mortgages PLC, Series 3A, Class A1 5.23%(i)	07/24/19	184	184,375
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A 6.53%	06/01/15	991	1,038,393

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

95

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.32%	09/15/11	$1,650	$1,651,534
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A 5.40%	03/25/36	1,097	1,096,723
Option One Mortgage Loan Trust, Series 02-6, Class M1 6.08%	11/25/32	89	88,918
Option One Mortgage Loan Trust, Series 02-6, Class M2 7.03%	11/25/32	133	133,443
Option One Mortgage Loan Trust, Series 03-4, Class A4 5.65%	07/25/33	87	87,173
Option One Mortgage Loan Trust, Series 03-4, Class M5A 9.08%	07/25/33	100	100,896
Option One Mortgage Loan Trust, Series 03-5, Class M4 8.23%	08/25/33	125	126,308
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class B 5.50%	04/25/33	272	268,672
Residential Asset Securities Corp., Series 02-KS4, Class AIIB 5.58%	07/25/32	37	37,023
Residential Asset Securities Corp., Series 03-KS10, Class MII2 6.68%	12/25/33	1,000	1,007,013
Residential Asset Securities Corp., Series 04-KS3, Class MII3 7.13%	04/25/34	400	400,000
Structured Asset Investment Loan Trust, Series 03-BC2, Class M2 7.28%	04/25/33	300	300,439
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2 8.26%	04/25/33	374	374,823
Structured Asset Receivables Trust, Series 03-2 5.79%(f)(i)	01/21/09	704	704,152
Sutter CBO Ltd., Series 01-1A, Class A3L 6.83%(i)	05/15/07	425	425,475
USAA Auto Owner Trust, Series 06-2, Class A3 5.32%	09/15/10	1,625	1,630,249

TOTAL ASSET BACKED SECURITIES (Cost $30,874,538)			30,906,546

CORPORATE BONDS — 4.5%
Aerospace — 0.0%
Loral Corporation 7.00%	09/15/23	65	73,339
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	280	279,555

			352,894

Banks — 0.8%
Bank of America Corp., Capital Securities 8.07%(i)	12/31/26	225	234,908
Bank of America Corp., Subordinated Notes 7.40%	01/15/11	325	351,740
Citigroup Capital ll, Capital Securities 7.75%	12/01/36	225	233,052
Citigroup, Inc., Subordinated Notes
5.00%	09/15/14	500	487,138
6.12%	08/25/36	100	102,877
Citigroup, Inc., Unsecured Notes 4.13%	02/22/10	1,000	969,130
Crestar Capital Trust I, Capital Securities 8.16%	12/15/26	175	182,776
Depfa ACS Bank, Senior Notes 3.62%	10/29/08	150	146,026
First Union Capital l, Capital Securities 7.94%	01/15/27	325	339,731
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	1,000	989,947
Swedish Export Credit Corp., Unsecured Notes 2.88%	01/26/07	75	74,419
U.S. Bank N.A., Senior Bank Notes 4.40%	08/15/08	575	566,553
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%	10/29/49	35	38,949
Wells Fargo & Co., Senior Unsecured Notes 4.20%	01/15/10	1,200	1,167,000

			5,884,246

Broadcasting — 0.1%
Cablevision Systems Corp., Senior Unsecured Notes 9.62%	04/01/09	325	345,719
Charter Communications Holdings LLC, Senior Unsecured Notes 8.00%(i)	04/30/12	300	302,250
Echostar DBS Corp., Senior Notes 6.38%	10/01/11	25	24,344
Echostar DBS Corp., Senior Unsecured Notes 7.12%(i)	02/01/16	25	24,156
News America Holdings, Inc., Senior Debentures 7.75%	01/20/24	25	27,648
News America, Inc., Senior Debentures 7.28%	06/30/28	35	37,258
News America, Inc., Senior Unsecured Notes 6.20%	12/15/34	100	95,413

			856,788

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Chemicals — 0.0%
Equistar Chemicals LP, Senior Unsecured Notes 10.12%	09/01/08	$50	$53,125

Computer Software & Services — 0.0%
Oracle Corp., Unsecured Notes 5.25%(c)	01/15/16	230	226,336

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes 6.38%	10/15/15	35	34,037

Energy & Utilities — 0.2%
AES Eastern Energy LP, Pass-Through Certificates 9.00%	01/02/17	224	245,983
Centerpoint Energy, Inc., Senior Unsecured Notes 7.25%	09/01/10	355	375,294
Dominion Resources, Inc., Senior Unsecured Notes 7.20%	09/15/14	200	217,781
Florida Power & Light Co., First Mortgage Bonds 5.62%	04/01/34	150	148,118
Indiana Michigan Power, Senior Unsecured Notes 6.12%	12/15/06	325	325,436
NRG Energy, Inc., Senior Unsecured Notes 7.38%	02/01/16	65	64,594
Reliant Energy, Inc., Senior Secured Notes 6.75%	12/15/14	120	114,000

			1,491,206

Entertainment & Leisure — 0.3%
Comcast Cable Holdings LLC, Senior Debentures 7.88%	08/01/13	2	2,227
Comcast Corp., Senior Unsecured Notes 7.05%	03/15/33	115	123,145
Comcast Corp., Unsecured Notes 6.50%	01/15/17	850	887,265
CSC Holdings, Inc., Senior Unsecured Notes 8.12%	07/15/09	600	621,000
MGM Mirage, Inc., Senior Notes 6.00%	10/01/09	125	123,438
Riddell Bell Holdings, Inc., Senior Subordinated Notes 8.38%	10/01/12	110	108,350
Seneca Gaming Corp., Senior Unsecured Notes 7.25%	05/01/12	125	124,375
TCI Communications Inc., Senior Debentures 7.88%	02/15/26	5	5,631
TCI Communications Inc., Senior Notes 7.12%	02/15/28	35	36,845
Time Warner Cos., Inc., Senior Debentures
7.57%	02/01/24	30	32,467
7.62%	04/15/31	200	220,934

			2,285,677

Finance — 1.2%
Berkshire Hathaway Finance Corp., Senior Unsecured Notes 4.75%	05/15/12	355	347,137
Berkshire Hathaway, Inc., Senior Unsecured Notes 5.56%	01/11/08	60	60,053
Credit Suisse First Boston USA, Inc., Senior Unsecured Notes 4.12%	01/15/10	350	338,827
General Electric Capital Corp., Senior Unsecured Notes 6.75%	03/15/32	50	57,388
General Electric Capital Corp., Unsecured Notes
5.55%	01/15/08	400	400,280
5.60%	07/28/08	150	150,295
5.00%	11/15/11	3,445	3,418,002
J.P. Morgan Capital Trust I, Capital Securities 7.54%	01/15/27	175	181,680
J.P. Morgan Chase & Co., Unsecured Notes 5.60%	06/01/11	550	558,739
Lehman Brothers Holdings, Senior Unsecured Notes 3.95%	11/10/09	375	362,090
Morgan Stanley, Senior Notes
5.44%	03/07/08	1,655	1,656,142
5.63%(c)	01/09/12	310	314,017
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	360	356,732
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(i)(l)	07/31/07	75	74,087
Nationwide Building Society (United Kingdom), Unsecured Notes 2.63%(i)	01/30/07	550	545,226
Telecom Italia Capital SA 4.95%	09/30/14	475	436,259

			9,256,954

Insurance — 0.0%
Allstate Financial Global Funding LLC, Unsecured Notes 2.50%(i)(j)	06/20/08	325	310,865

Leasing — 0.0%
United Rentals N.A., Inc., Senior Subordinated Notes 7.75%	11/15/13	150	147,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

97

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Leasing (Continued)
United Rentals N.A., Inc., Senior Unsecured Notes 6.50%	02/15/12	$30	$29,025

			176,775

Manufacturing — 0.0%
Delco Remy International, Inc., Senior Subordinated Notes 9.38%(f)(i)	04/15/12	50	28,500
Goodman Global Holdings, Inc., Senior Unsecured Notes 8.33%(c)	06/15/12	145	146,631

			175,131

Metal & Mining — 0.1%
Ipsco, Inc., Senior Notes 8.75%	06/01/13	450	479,250
TRIMAS Corp., Senior Subordinated Notes 9.88%	06/15/12	110	101,750

			581,000

Oil & Gas — 0.1%
ANR Pipeline Co., Senior Debentures
9.62%	11/01/21	60	73,950
7.38%	02/15/24	15	15,458
Colorado Interstate Gas Co., Senior Unsecured Notes 6.80%	11/15/15	35	35,273
Consolidated Natural Gas, Inc., Senior Debentures 5.00%	03/01/14	20	19,119
Kern River Funding Corp., Senior Unsecured Notes 4.89%(i)	04/30/18	28	27,230
Newfield Exploration Co., Senior Subordinated Notes 6.62%	09/14-04/16	250	243,937
Targa Resources, Inc., Senior Unsecured Notes 8.50%(i)	11/01/13	10	10,000

			424,967

Paper & Forest Products — 0.0%
Norske Skog Canada Ltd., Senior Unsecured Notes 8.62%	06/15/11	50	49,125

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures 6.88%	08/01/49	25	26,846
Merck & Co., Inc., Senior Unsecured Notes 4.38%	02/15/13	410	388,649
Wyeth, Unsecured Notes 5.50%	02/15/16	250	249,801

			665,296

Real Estate — 0.1%
The Rouse Co., Senior Unsecured Notes 6.75%(i)	05/01/13	375	377,137
The Rouse Co., Unsecured Notes 3.62%	03/15/09	400	377,649

			754,786

Retail Merchandising — 0.0%
May Department Stores Co., Senior Debentures 8.12%	08/15/35	200	216,130

Telecommunications — 0.7%
American Tower Corp., Senior Subordinated Notes 7.25%	12/01/11	450	463,500
American Tower Corp., Senior Unsecured Notes 7.50%(c)	05/01/12	800	822,000
Cincinnati Bell, Inc., Senior Unsecured Notes 7.25%	07/15/13	520	531,700
Qwest Corp., Senior Unsecured Notes 7.88%	09/01/11	100	104,750
Qwest Corp., Unsecured Notes 8.64%	06/15/13	75	80,719
Rogers Wireless, Inc., Senior Secured Notes
9.62%	05/01/11	550	621,500
7.50%	03/15/15	550	587,125
SBC Communications, Inc., Unsecured Notes 4.21%(i)	06/05/21	1,125	1,115,685
Superior Essex Communications & Essex Group, Senior Notes 9.00%	04/15/12	425	431,375
Verizon Maryland, Inc., Debentures 5.12%	06/15/33	10	8,110
Wind Acquistion Finance SA, Senior Unsecured Notes 10.75%(i)	12/01/15	115	126,931

			4,893,395

Yankee — 0.8%
AID-Israel (Israel), Unsecured Notes 5.50%(l)	04/24-09/33	185	193,151
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes 9.25%(l)	10/01/10	400	330,000
ALB Finance BV (Netherlands) 9.25%(i)	09/25/13	100	99,125
America Movil SA de CV (Mexico), Unsecured Notes 6.38%(l)	03/01/35	75	71,678
Banque Centrale de Tunisie (Tunisia), Senior Unsecured Notes 7.38%(l)	04/25/12	425	460,700
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(k)(l)	04/09/09	1,485	1,485,624
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

98

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes 8.75%(l)	06/15/30	$265	$323,748
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(l)	01/15/08	155	151,561
Gazprom Capital (Luxembourg), Unsecured Notes
9.62%(i)(l)	03/01/13	200	236,750
5.88%(i)(l)	06/01/15	250	335,242
Ispat Inland ULC (Canada), Senior Secured Notes 9.75%(l)	04/01/14	10	11,262
Kazkommerts International BV (Netherlands), Senior Unsecured Notes 7.88%(i)(l)	04/07/14	310	314,650
Kazkommerts Intl. BV (Netherlands) 8.00%(l)	11/03/15	360	365,004
Or-ICB SA (Luxembourg) 6.88%(l)	07/29/08	100	101,220
Republic of Colombia (Columbia) 7.38%(l)	01/27/17	100	104,250
Republic of Philippines
8.25%(l)	01/15/14	370	402,837
10.62%(l)	03/16/25	90	119,925
Russian Agricultural Bank (Luxembourg), Senior Unsecured Note 7.18%(i)	05/16/13	100	104,000
Russian Standard Bank (Luxembourg), Senior Unsecured Notes 8.62%(i)	05/05/11	100	99,500
Suncor Energy, Inc. (Canada) 5.95%(l)	12/01/34	20	20,361
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes 7.20%(l)	07/18/36	175	179,864
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(l)	06/20/16	150	154,324
7.05%(l)	06/20/36	150	158,299
United Mexican States (Mexico), Unsecured Bonds 11.50%(l)	05/15/26	25	39,587
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes 7.75%(l)	02/15/10	125	134,037
VTB Capital (Luxembourg) 7.50%(l)	10/12/11	110	116,743

			6,113,442

TOTAL CORPORATE BONDS (Cost $34,837,315)			34,802,175

FOREIGN BONDS — 0.5%
Brazilian Government International Bonds 11.00%	08/17/40	295	384,237
Mexican Fixed Rate Bonds (MXP)
9.00%	12/22/11	710	68,660
8.00%	12/19/13	3,200	294,140
Republic of Argentina
5.59%	08/03/12	600	419,700
8.28%	12/31/33	39	37,516
Republic of Brazil
10.00%	08/07/11	70	82,320
8.00%	01/15/18	330	362,505
Republic of El Salvador, Unsecured Note
7.65%(i)	06/15/35	55	59,125
Republic of Panama
9.38%	07/23/12	200	234,300
7.12%	01/29/26	170	178,075
Republic of Peru, Unsecured Notes
8.38%	05/03/16	30	34,575
8.75%	11/21/33	300	367,500
Republic of Philippines
7.75%	01/14/31	100	104,375
Republic of Turkey, Unsecured Notes
7.25%	03/15/15	125	125,625
Republic of Venezuela
8.50%	10/08/14	310	343,325
Russia Federation, Unsecured Notes
12.75%(i)	06/24/28	120	215,250
United Mexican States (Mexico), Senior Unsecured Notes
8.00%(c)	09/24/22	500	598,750
8.30%(l)	08/15/31	25	31,175

TOTAL FOREIGN BONDS (Cost $3,959,695)			3,941,153

TAXABLE MUNICIPAL BONDS — 0.1%
Atlantic Marine Corp. Communities, Notes (Delaware) 5.34%(i)	12/01/45	600	570,960
Ohana Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1 (Hawaii) 6.19%	04/01/49	25	26,639

TOTAL TAXABLE MUNICIPAL BONDS (Cost $625,000)			597,599

SHORT TERM INVESTMENTS — 13.2%
Atlantis One Funding Corp. 5.25%	10/17/06	3,500	3,491,833
Barton Capital Corp. 5.26%	10/16/06	4,000	3,991,242
Beethoven Funding Corp. Cp 5.27%	11/08/06	4,000	3,977,749
Cc (USA), Inc.3 5.26%	11/10/06	3,000	2,982,467
Fairway Finance Corp. 5.26%	10/10/06	1,420	1,418,134

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

99

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR /SHARES (000)		VALUE
SHORT TERM INVESTMENTS (Continued)
Federal Home Loan Bank, Discount Notes 4.40%	10/02/06	$1,700		$1,699,792
5.13%(m)	10/03/06	800		799,772
French Treasury Bills (EUR) 2.88%(n)	10/05/06	1,768		2,240,999
Jupiter Securitization Corp. 5.26%(i)	10/10/06	4,180		4,174,503
Kitty Hawk Funding Corp. 5.25%	10/10/06	1,553		1,550,962
Lake Constance Funding Corp. 5.26%	10/13/06	4,000		3,992,987
Liberty Street Funding Corp. 5.26%	10/10/06	4,000		3,994,740
Preferred Receivables Funding 5.25%	10/24/06	14,000		13,953,042
Sedna Finance, Inc. 5.27%	12/08/06	20,000		19,797,983
Sydney Capital Corp. 5.27%	10/12/06	25,000		24,959,743
Galileo Money Market Fund		9,046		9,046,150

TOTAL SHORT TERM INVESTMENTS (Cost $102,085,165)				102,072,098

		NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.0%
U.S. Dollar versus Canadian Dollar, Strike Rate 1.120%, Expires 03/29/07 (Cost $24,655)		1,660,000		18,554

CALL SWAPTIONS PURCHASED — 0.0%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $146,184)		240	(o)	159,413

PUT SWAPTIONS PURCHASED — 0.0%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $146,184)		240	(o)	144,233

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 102.7% (Cost $708,615,474)				794,024,094

		PAR (000)
SECURITIES LENDING COLLATERAL — 2.5%
Bank of America, Master Notes 5.32%(k)(p)	10/02/06	6,510		6,509,697
Bear Stearns, Floating Rate Notes 5.44%(k)(p)	10/02/06	2,095		2,094,736
Bear Stearns, Variable Rate Commercial Paper 5.45%(k)(p)	10/02/06	2,367		2,366,668
Citigroup, Master Note 5.32%(k)(p)	10/02/06	1,350		1,350,103
Greenwich Capital Holdings, Floating Rate Commercial Paper 5.28%(k)(p)	10/31/06	4,721		4,720,905
Morgan Stanley, Variable Rate Commercial Paper 5.44%(k)(p)	10/02/06	$2,202		$2,201,876

TOTAL SECURITIES LENDING COLLATERAL (Cost $19,243,985)				19,243,985

		PAR/SHARES (000)
INVESTMENTS IN AFFILIATES - SHORT TERM — 8.6%
Merrill Lynch, Floating Rate Notes 5.30%(k)(p)	10/16/06	887		886,917
Institutional Money Market Trust(p)		65,990		65,990,373

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $66,877,290)				66,877,290

TOTAL INVESTMENTS IN SECURITIES — 113.8% (Cost $794,736,749(a))				880,145,369

	MATURITY	PAR (000)
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (2.1)%
Federal Home Loan Mortgage Corp. Gold TBA 4.50%	10/01/21	(400)		(385,250)
Federal Home Loan Mortgage Corp. TBA 5.00%		(1,000)		(982,188)
Federal National Mortgage Assoc. TBA
5.00%	10/01/21	(4,200)		(4,126,500)
5.50%	10/01/36	(7,700)		(7,584,500)
6.00%	10/01/36	(2,000)		(2,008,750)
6.50%	10/01/36	(1,000)		(1,018,125)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS (Proceeds $(16,062,172))				(16,105,313)

CALL SWAPTIONS WRITTEN — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(320	)(o)	(85,869)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(50	)(o)	(26,947)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(35	)(o)	(2,649)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(790	)(o)	(53,009)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $485,825)				(168,474)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Rate 107%, Expires 12/19/06 (Premiums received $4,215)		(18	)(o)	(4,500)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

100

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF CONTRACTS		VALUE
PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(320	)(o)	$(85,869)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(50	)(o)	(14,993)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07	(35	)(o)	(6,550)
Union Bank, Strike Rate 4.730%, Expires 06/13/07	(790	)(o)	(311,576)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $485,825)			(418,988)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (11.1)%			(86,121,275)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%			(4,184,536)

TOTAL NET ASSETS — 100%			$773,142,283

(a)	Cost for federal income tax purposes is $799,917,524. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$88,744,489
Gross unrealized depreciation	(8,516,644)

$80,227,845

(b)	Non-income producing security.

(c)	Total or partial securities on loan.

(d)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2006, the Portfolio held 0.3% of its net assets, with a current market value of $2,493,723 and a current cost of $1,323,852 in these securities.

(e)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $3,732,902 which represents 0.5% of net assets.

(f)	Security is illiquid. As of September 30, 2006, the Portfolio held less than 0.1% of its net assets, with a current market value of $959,188 in these securities.

(g)	Rates shown are the effective yields as of September 30, 2006.

(h)	Par held at end of period is less than 500.

(i)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 2.5% of its net assets, with a current market value of $19,216,656 in securities restricted as to resale.

(j)	Securities or a portion thereof, pledged as collateral with a value of $ 575,897 on 139 long U.S. Treasury Note futures contracts, 255 short U.S. Treasury Note futures contracts, 143 long U.S. Treasury Bond futures contracts expiring December 2006 and 38 short Eurodollar futures contracts expiring June 2007. The notional value of such contracts on September 30, 2006 was $ 67,024,842 with an unrealized gain of $246,645 (including commissions of $1,297).

(k)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(l)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(m)	Securities, or a portion thereof, with a market value of $699,801 have been pledged as collateral for swap and swaption contracts.

(n)	The rate shown is the effective yield at the time of purchase.

(o)	Each swaption contract is equivalent to $10,000 notional amount.

(p)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

101

BLACKROCK FUNDS

KEY TO INVESTMENT ABBREVIATIONS

ADR	American Depository Receipts

CMT	Constant Maturity Treasury

IO	Interest Only

LP	Limited Partnership

PLC	Public Limited Company

PO	Principal Only

REIT	Real Estate Investment Trust

SP	Sponsored

102

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006

	INVESTMENT TRUST PORTFOLIO	LEGACY PORTFOLIO	MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO	SMALL/MID-CAP GROWTH PORTFOLIO
ASSETS
Investments at value[1,2]	$1,187,047,620	$249,807,068	$858,381,702	$401,596,623	$1,966,369,000	$274,432,189
Collateral received from securities loaned-unaffiliated, at value[3]	41,327,966	8,720,717	36,850,728	9,907,823	15,512,990	6,794,176
Collateral received from securities loaned-affiliated, at value[4]	134,112,161	25,389,406	163,309,099	68,693,204	369,255,650	43,688,571
Dividends and reclaims receivable	1,593,691	204,244	757,396	139,089	1,466,299	54,128
Interest receivable	31,775	12,764	66,762	23,469	77,325	27,368
Investments sold receivable	20,583,568	3,457,747	16,325,116	2,449,371	32,199,100	618,183
Receivable from advisor	—	1,198	89,464	806	1,008	28,360
Capital shares sold receivable	113,198	82,013	2,122,695	226,295	873,172	253,806
Prepaid expenses	22,696	6,878	25,941	13,932	13,048	12,005
Futures margin receivable	1,269	—	—	—	—	—

TOTAL ASSETS	1,384,833,944	287,682,035	1,077,928,903	483,050,612	2,385,767,592	325,908,786

LIABILITIES
Payable to custodian	—	429,512	—	—	—	—
Payable upon return of securities loaned	175,440,127	34,110,123	200,159,827	78,601,027	384,768,640	50,482,747
Investments purchased payable	24,447,896	2,915,224	31,298,234	2,593,769	23,698,034	112,200
Capital shares redeemed payable	2,404,518	763,924	2,343,970	882,700	17,607,014	1,033,994
Futures margin payable	6,175	—	—	—	—	—
Advisory fees payable	521,985	131,521	546,781	262,516	1,349,264	168,714
Administration fees payable	77,270	17,222	50,244	16,967	121,682	17,328
Transfer agent fees payable	423,134	113,541	274,659	216,810	1,654,443	320,988
Custodian fees payable	16,021	5,141	7,764	3,964	10,073	2,333
Distribution fees payable	136,585	59,471	160,050	41,628	433,227	27,481
Officers’ and trustees fees’ payable	383	66	357	50	220	74
Other accrued expenses payable	316,549	96,081	228,954	151,607	813,336	105,476

TOTAL LIABILITIES	203,790,643	38,641,826	235,070,840	82,771,038	430,455,933	52,271,335

Net Assets	$1,181,043,301	$249,040,209	$842,858,063	$400,279,574	$1,955,311,659	$273,637,451

[1]Cost of investments	$940,181,718	$206,698,400	$759,375,877	$336,347,196	$1,767,379,079	$228,551,964
[2]Market value of securities loaned	168,315,133	32,674,570	192,454,892	75,255,811	370,147,763	48,641,871
[3]Cost of collateral received from securities loaned-unaffiliated	41,327,966	8,720,717	36,850,728	9,907,823	15,512,990	6,794,176
[4]Cost of collateral received from securities loaned-affiliated	134,112,161	25,389,406	163,309,099	68,693,204	369,255,650	43,688,571
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital paid in	$1,058,192,007	$300,138,307	$662,370,444	$565,133,283	$1,193,108,675	$219,327,361
Undistributed net investment income	9,789,347	—	2,318,580	—	—	—
Accumulated net realized gain (loss)	(133,904,422)	(94,206,766)	79,163,214	(230,103,133)	563,213,063	8,429,867
Net unrealized appreciation	246,966,369	43,108,668	99,005,825	65,249,424	198,989,921	45,880,223

	$1,181,043,301	$249,040,209	$842,858,063	$400,279,574	$1,955,311,659	$273,637,451

103

BLACKROCK FUNDS

	INVESTMENT TRUST PORTFOLIO	LEGACY PORTFOLIO		MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO		SMALL/MID-CAP GROWTH PORTFOLIO
Institutional Shares:
Net Assets	$480,663,492	$48,145,923		$80,292,004	$75,111,411	$153,102,692		$23,865,766
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	34,310,160	3,229,260		5,873,897	7,016,604	4,121,485		1,538,376
Net Asset Value, offering and redemption price per share	$14.01	$14.91		$13.67	$10.70	$37.15		$15.51
Service Shares:
Net Assets	$937,121	$112	(a)	$3,130,302	$756,867	$164	(b)	$120	(c)
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	66,754	8	(a)	231,999	73,705	5	(b)	8	(c)
Net Asset Value, offering and redemption price per share	$14.04	$14.46		$13.49	$10.27	$35.39		$14.74
Investor A Shares:
Net Assets	$478,761,943	$112,737,184		$497,964,346	$257,728,616	$1,189,440,193		$209,645,846
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	34,685,898	7,799,100		37,227,274	25,764,762	33,605,954		14,227,553
Net Asset Value and redemption price per share	$13.80	$14.46		$13.38	$10.00	$35.39		$14.74
Maximum Sales Charge	5.75%	5.75%		5.75%	5.75%	5.75%		5.75%
Maximum offering price per share	$14.64	$15.34		$14.20	$10.61	$37.55		$15.64
Investor B Shares:
Net Assets	$201,500,060	$71,078,489		$124,089,388	$48,635,208	$329,206,556		$23,084,703
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	15,348,085	5,243,420		9,955,654	5,349,953	10,458,664		1,762,538
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$13.13	$13.56		$12.46	$9.09	$31.48		$13.10
Investor C Shares:
Net Assets	$19,180,685	$17,078,501		$137,382,023	$18,047,472	$283,562,054		$17,041,016
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	1,459,484	1,258,796		11,022,209	1,985,261	9,009,958		1,298,465
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$13.14	$13.57		$12.46	$9.09	$31.47		$13.12

(a)	Exact net assets and shares outstanding at September 30, 2006 were $111.55 and 7.717, respectively.

(b)	Exact net assets and shares outstanding at September 30, 2006 were $164.05 and 4.635, respectively.

(c)	Exact net assets and shares outstanding at September 30, 2006 were $120.11 and 8.151, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

104

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

AS OF SEPTEMBER 30, 2006

	SMALL CAP VALUE EQUITY PORTFOLIO	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO
ASSETS
Investments at value[1,2]	$83,292,189	$83,276,847	$649,003,576	$31,102,253	$962,687,630	$769,428,048
Collateral received from securities loaned-unaffiliated, at value3	485,643	1,412,725	3,661,664	524,633	26,927,539	16,700,961
Collateral received from securities loaned-affiliated, at value[4]	12,540,667	13,997,847	77,123,749	4,644,350	130,892,850	111,388,049
Cash denominated in foreign currencies[5]	—	—	—	574,812	9,711	499
Dividends and reclaims receivable	68,063	25,093	136,444	25,966	684,054	388,457
Interest receivable	6,061	5,351	72,775	1,660	51,546	74,075
Investments sold receivable	4,236,354	813,117	6,391,059	272,659	3,132,249	—
Receivable from advisor	4,482	27,366	1,875	35,776	—	7,974
Capital shares sold receivable.	18,604	137,278	1,045,067	44,514	773,508	2,425,717
Prepaid expenses	22,444	10,367	25,971	16,092	26,933	45,411
Unrealized appreciation on forward foreign currency contracts	—	—	—	45,434	—	—

TOTAL ASSETS	100,674,507	99,705,991	737,462,180	37,288,149	1,125,186,020	900,459,191

LIABILITIES
Payable to custodian	—	—	—	—	5,092,021	—
Payable upon return of securities loaned	13,026,310	15,410,572	80,785,413	5,168,983	157,820,389	128,089,010
Investments purchased payable	2,344,776	1,454,250	268,400	532,447	2,254,870	251,915
Capital shares redeemed payable	407,811	303,732	820,563	82,601	4,482,681	2,946,812
Foreign taxes payable	—	—	—	4,085	6,423	4,251
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,136	2,690	—
Advisory fees payable	38,692	68,409	289,225	26,196	632,377	492,821
Administration fees payable	6,330	5,403	51,106	155	90,043	29,189
Transfer agent fees payable	42,444	13,738	120,964	33,110	399,684	42,302
Custodian fees payable	15,647	750	4,239	6,291	98,697	39,755
Distribution fees payable	7,771	21,218	16,202	10,146	164,544	110,763
Officers’ and trustees’ fees payable	117	30	557	9	300	538
Other accrued expenses payable.	39,924	30,546	117,653	19,832	355,971	159,178

TOTAL LIABILITIES	15,929,822	17,308,648	82,474,322	5,887,991	171,400,690	132,166,534

NET ASSETS	$84,744,685	$82,397,343	$654,987,858	$31,400,158	$953,785,330	$768,292,657

[1]Cost of investments	$74,785,694	$76,648,975	$535,454,156	$27,028,150	$619,919,679	$777,915,258
[2]Market value of securities loaned	12,382,913	14,773,544	78,467,295	4,986,540	147,758,143	123,544,917
[3]Cost of collateral received from securities loaned-unaffiliated	485,643	1,412,725	3,661,664	524,633	26,927,539	16,700,961
[4]Cost of collateral received from securities loaned-affiliated	12,540,667	13,997,847	77,123,749	4,644,350	130,892,850	111,388,049
[5]Cost of investments - foreign currencies	—	—	—	575,166	16,974	494
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital paid in	$61,337,999	$75,242,724	$1,128,306,305	$103,409,949	$379,699,650	$754,844,338
Distributions in excess of net investment income	—	—	—	(34,007)	(3,606,791)	(124,929)
Accumulated net realized gain (loss)	14,900,192	526,748	(586,867,867)	(76,090,787)	234,929,754	22,061,568
Net unrealized appreciation (depreciation)	8,506,494	6,627,871	113,549,420	4,115,003	342,762,717	(8,488,320)

	$84,744,685	$82,397,343	$654,987,858	$31,400,158	$953,785,330	$768,292,657

105

BLACKROCK FUNDS

	SMALL CAP VALUE EQUITY PORTFOLIO	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO
BlackRock Shares:
Net Assets	$4,454,007	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	330,900	—	—	—	—	—
Net Asset Value, offering and redemption price per share	$13.46	$—	$—	$—	$—	$—
Institutional Shares:
Net Assets	$36,479,896	$24,171,613	$426,000,302	$1,261,624	$35,009,800	$337,771,126
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,703,671	1,306,749	22,113,294	175,177	510,597	24,395,420
Net Asset Value, offering and redemption price per share	$13.49	$18.50	$19.26	$7.20	$68.57	$13.85
Service Shares:
Net Assets	$3,852,311	$2,775,871	$26,422,042	$148,487	$—	$2,367,828
Shares outstanding, unlimited number of shares authorized, $0.001 par value	291,679	150,797	1,437,257	20,991	—	172,196
Net Asset Value, offering and redemption price per share	$13.21	$18.41	$18.38	$7.07	$—	$13.75
Investor A Shares:
Net Assets	$27,942,623	$20,973,285	$176,250,236	$13,039,764	$683,416,736	$248,557,302
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,131,360	1,147,759	9,845,306	1,862,669	10,529,820	18,082,650
Net Asset Value and redemption price per share	$13.11	$18.27	$17.90	$7.00	$64.90	$13.75
Maximum Sales Charge	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share	$13.91	$19.38	$18.99	$7.43	$68.86	$14.59
Investor B Shares:
Net Assets	$7,372,849	$8,326,069	$10,648,636	$10,439,338	$87,635,945	$43,476,606
Shares outstanding, unlimited number of shares authorized, $0.001 par value	652,420	465,919	662,682	1,566,546	1,506,094	3,199,830
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$11.30	$17.87	$16.07	$6.66	$58.19	$13.59
Investor C Shares:
Net Assets	$4,642,999	$26,150,505	$15,666,642	$6,510,945	$147,722,849	$136,119,795
Shares outstanding, unlimited number of shares authorized, $0.001 par value	410,671	1,462,984	973,542	976,957	2,541,059	10,007,476
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$11.31	$17.87	$16.09	$6.66	$58.13	$13.60

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

106

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF SEPTEMBER 30, 2006

	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO	INTERNATIONAL OPPORTUNITIES PORTFOLIO	ASSET ALLOCATION PORTFOLIO
ASSETS
Investments at value[1,2]	$895,218,269	$194,251,626	$46,757,825	$1,141,606,020	$794,024,094
Collateral received from securities loaned-unaffiliated, at value[3]	732,436	3,000,287	—	—	19,243,985
Collateral received from securities loaned-affiliated, at value[4]	113,494,301	30,369,859	—	—	66,877,290
Cash denominated in foreign currencies[5]	44,838	—	2,383,563	25,906,935	3,063,859
Dividends and reclaims receivable	481,691	165,290	80,846	1,968,327	717,241
Interest receivable	52,634	43,213	7,394	35,610	1,369,259
Principal paydown receivable	—	—	—	—	28,490
Investments sold receivable	10,164,435	1,024,628	249,418	9,548,638	28,312,885
Receivable from advisor	—	14,434	180	—	—
Capital shares sold receivable	7,284,950	2,423,324	150,541	1,871,670	856,529
Prepaid expenses	55,717	18,216	39,158	45,904	20,892
Unrealized appreciation on forward foreign currency contracts	107,721	—	67,614	1,585,502	63,093
Unrealized appreciation on interest rate swaps	—	—	—	—	682,220
Futures margin receivable	—	—	—	—	11,862

TOTAL ASSETS	1,027,636,992	231,310,877	49,736,539	1,182,568,606	915,271,699

LIABILITIES
Payable upon return of securities loaned	114,226,737	33,370,146	—	—	86,121,275
Investments purchased payable	25,137,791	3,524,973	2,164,520	7,120,870	35,667,588
Interest payable	—	—	—	—	30,949
Capital shares redeemed payable	1,462,591	321,733	191,383	1,756,241	1,966,258
Options and swaptions written, at fair value[6]	883,040	—	—	—	591,961
Premiums received for swap contracts	—	—	—	—	19,475
Mortgage Pass-Throughs TBA sale commitments, at value[7]	—	—	—	—	16,105,313
Foreign taxes payable	354	190	—	—	1,493
Futures margin payable	—	—	—	—	1,906
Unrealized depreciation on forward foreign currency contracts	835	—	81,559	2,243,489	57,321
Unrealized depreciation on interest rate swaps	—	—	—	—	431,352
Advisory fees payable	533,331	110,490	15,729	945,881	347,285
Administration fees payable	68,012	12,875	10,885	87,376	60,959
Transfer agent fees payable	6,233	58,917	50,127	103,162	211,661
Custodian fees payable	9,953	9,362	44,045	118,419	41,830
Distribution fees payable	197,835	45,708	8,428	180,280	165,584
Officers’ and trustees’ fees payable	708	190	47	683	334
Other accrued expenses payable	214,203	66,860	43,957	288,267	306,872

TOTAL LIABILITIES	142,741,623	37,521,444	2,610,680	12,844,668	142,129,416

NET ASSETS	$884,895,369	$193,789,433	$47,125,859	$1,169,723,938	$773,142,283

107

BLACKROCK FUNDS

	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO	INTERNATIONAL OPPORTUNITIES PORTFOLIO		ASSET ALLOCATION PORTFOLIO
[1]Cost of investments	$813,347,720	$176,302,155	$44,940,791	$933,919,629		$708,615,474
[2]Market value of securities loaned	110,514,855	32,105,505	—			83,047,921
[3]Cost of collateral received from securities loaned-unaffiliated	732,436	3,000,287	—	—		19,243,985
[4]Cost of collateral received from securities loaned-affiliated	113,494,301	30,369,859	—	—		66,877,290
[5]Cost of investments-foreign currencies	45,200	—	2,404,182	26,029,501		3,177,324
[6]Premiums received-options and swaptions written	467,367	—	—	—		975,865
[7]Proceeds-Mortgage Pass-Throughs TBA sale commitments	—	—	—	—		16,062,172
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital paid in	$797,940,841	$261,670,869	$47,279,528	$800,839,847		$683,135,955
Undistributed net investment income (distributions inexcess of net investment income)	(106,886)	—	295,391	10,382,050		(539,415)
Accumulated net realized gain (loss)	5,216,418	(85,830,908)	(2,229,801)	151,652,350		4,195,407
Net unrealized appreciation	81,844,996	17,949,472	1,780,741	206,849,691		86,350,336

	$884,895,369	$193,789,433	$47,125,859	$1,169,723,938		$773,142,283

Institutional Shares:
Net Assets	$112,562,878	$20,547,929	$9,099,125	$335,999,908		$32,544,928
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	4,298,832	706,930	900,947	7,970,437		2,095,490
Net Asset Value, offering and redemption price per share	$26.18	$29.07	$10.10	$42.16		$15.53
Service Shares:
Net Assets	$4,346,614	$1,527,024	$10,180	$128,878,876		$2,201,140
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	168,594	53,999	1,010	3,138,612		141,940
Net Asset Value, offering and redemption price per share	$25.78	$28.28	$10.08	$41.06		$15.51
Investor A Shares:
Net Assets	$434,360,178	$96,194,382	$23,096,842	$407,282,442	(a)	$482,284,486
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	16,885,088	3,431,233	2,291,560	9,978,744	(a)	31,119,239
Net Asset Value and redemption price per share	$25.72	$28.03	$10.08	$40.81		$15.50
Maximum Sales Charge	5.75%	5.75%	5.75%	5.00%		5.75%
Maximum offering price per share	$27.29	$29.74	$10.69	$42.96		$16.45
Investor B Shares:
Net Assets	$78,901,613	$36,093,270	$4,907,286	$91,605,130		$175,825,794
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	3,200,464	1,368,892	489,173	2,360,373		11,454,397
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$24.65	$26.37	$10.03	$38.81		$15.35
Investor C Shares:
Net Assets	$254,724,086	$39,426,828	$10,012,426	$205,957,582		$80,285,935
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	10,344,457	1,496,743	997,850	5,310,900		5,234,690
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$24.62	$26.34	$10.03	$38.78		$15.34

(a)	Exact net assets and shares outstanding at September 30, 2006 were $407,282,442.27 and 9,978,744.265, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

108

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STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	INVESTMENT TRUST PORTFOLIO	LEGACY PORTFOLIO	MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO
Investment income:
Interest	$337,455	$128,799	$1,006,861	$191,372	$2,619,344
Securities lending income (Note C)	154,348	75,735	174,758	164,435	1,136,377
Dividends and reclaims	23,591,684	2,300,183	13,668,191	1,684,131	26,166,812
Foreign taxes withheld	—	(8,018)	—	—	(12,498)
Interest from affiliates (Note D)	50,924	9,964	20,574	23,261	46,518

Total investment income	24,134,411	2,506,663	14,870,384	2,063,199	29,956,553

Expenses:
Investment advisory fee	6,738,041	1,724,264	6,366,628	3,482,839	18,954,278
Administration fee	880,392	208,349	593,006	341,450	1,515,507
Administration fee - class specific	840,447	179,273	507,483	288,286	1,473,235
Custodian fee	122,193	36,732	91,168	44,713	155,652
Transfer agent fee	1,032,365	196,017	349,393	453,470	890,923
Transfer agent fee - class specific	2,214,915	459,865	1,165,126	1,036,135	3,884,737
Shareholder servicing fees - class specific	1,869,052	538,454	1,807,438	892,694	5,382,406
Distribution fees - class specific	2,311,666	858,879	2,336,909	846,755	6,917,252
Legal and audit fee	149,278	52,928	104,661	68,654	224,490
Printing fee	280,496	66,825	218,380	145,179	748,555
Registration fees and expenses	57,165	91,356	65,855	51,367	70,398
Officers’ and trustees’ fees	49,126	10,392	30,457	16,941	92,433
Other	54,903	17,352	37,293	30,425	104,554

Total expenses	16,600,039	4,440,686	13,673,797	7,698,908	40,414,420

Less fees paid indirectly (Note D)	(13,346)	(2,602)	(5,360)	(6,106)	(11,946)
Less investment advisory fees waived	(487,306)	—	(274,417)	(70,119)	—
Less administration fees waived - class specific	(486,581)	(164,155)	(488,479)	(146,285)	(344,788)
Less distribution fees waived - class specific	(507,450)	(117,141)	(474,517)	(281,516)	(1,433,348)
Less custodian fees waived	(4,415)	(1,224)	(2,986)	(1,807)	(6,891)
Less transfer agent fees waived	(117,516)	(19,098)	(36,680)	(46,418)	(93,653)
Less transfer agent fees waived - class specific	(231,247)	(21,729)	(140,766)	(30,576)	(160,162)
Less transfer agent fees reimbursed - class specific	(416,240)	(4,920)	(621,134)	(65,827)	(74,520)

Net expenses	14,335,938	4,109,817	11,629,458	7,050,254	38,289,112

Net investment income (loss)	9,798,473	(1,603,154)	3,240,926	(4,987,055)	(8,332,559)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	103,424,348	21,974,299	83,421,009	50,740,063	577,220,046
Written options and swaptions contracts	—	—	—	—	—
Futures contracts	1,471,337	—	—	—	—
Foreign currency related transactions	—	—	—	—	—

	104,895,685	21,974,299	83,421,009	50,740,063	577,220,046

Change in unrealized appreciation/depreciation from:
Investments	(21,924,602)	(8,628,443)	(10,363,661)	(31,648,826)	(504,909,526)
Written options and swaptions contracts	—	—	—	—	—
Futures contracts	49,978	—	—	—	—
Foreign currency related transactions	—	—	—	—	—

	(21,874,624)	(8,628,443)	(10,363,661)	(31,648,826)	(504,909,526)

Net gain (loss) on investments, options and swaptions, futures contracts and foreign currency transactions	83,021,061	13,345,856	73,057,348	19,091,237	72,310,520

Net increase (decrease) in net assets resulting from operations	$92,819,534	$11,742,702	$76,298,274	$14,104,182	$63,977,961

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

109

BLACKROCK FUNDS

SMALL/ MID-CAP GROWTH PORTFOLIO	SMALL CAP VALUE EQUITY PORTFOLIO	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO
$ 259,902	$97,677	$87,157	$927,379	$58,928	$1,537,005	$1,674,740	$2,246,627
127,498	39,665	26,826	310,163	7,223	412,333	272,120	140,584
622,375	1,096,020	335,882	948,848	224,453	19,905,583	5,028,168	5,163,901
(1,302)	—	31	(6,563)	(16,213)	(1,360,715)	(380,293)	(101,990)
7,671	768	1,725	4,392	1,178	10,813	10,038	15,924

1,016,144	1,234,130	451,621	2,184,219	275,569	20,505,019	6,604,773	7,465,046

2,150,526	611,643	723,814	3,428,141	268,787	8,729,489	4,230,040	4,833,894
224,610	87,491	56,191	474,895	23,255	835,318	419,586	481,788
186,549	75,077	40,793	392,884	17,722	726,544	260,673	337,691
33,984	64,404	23,191	69,443	35,070	455,855	207,811	84,205
150,419	13,685	24,243	83,374	14,114	238,638	93,438	189,852
748,062	105,029	98,924	526,965	105,833	898,371	442,574	633,833
645,656	134,363	128,060	552,877	71,044	2,835,598	829,494	1,410,847
550,335	145,911	256,629	382,805	133,527	3,032,020	1,236,037	2,158,399
52,255	34,909	34,109	88,431	40,564	129,937	73,339	82,140
78,234	34,222	22,696	191,248	18,777	242,749	136,121	174,248
81,864	58,249	52,759	65,474	45,983	101,397	123,450	115,391
11,046	4,505	2,621	24,260	1,112	45,419	18,834	22,895
18,729	11,414	9,085	39,765	11,486	76,966	19,043	22,079

4,932,269	1,380,902	1,473,115	6,320,562	787,274	18,348,301	8,090,440	10,547,262

(1,990)	(199)	(452)	(1,141)	(306)	(2,804)	(2,704)	(4,171)
(47,061)	(8,022)	(18,075)	—	(36,236)	—	—	—
(173,497)	(11,025)	(12,239)	(2,007)	(5,766)	(193,921)	(115,221)	—
(217,960)	(29,189)	(17,798)	(167,091)	(12,088)	(842,991)	(193,273)	(320,666)
(1,399)	(971)	(756)	(2,670)	(599)	(15,558)	(5,057)	(2,938)
(14,777)	(2,127)	(2,366)	(10,575)	(1,926)	(25,741)	(10,451)	(20,095)
(51,121)	(1,827)	(1,418)	(2,617)	(7,671)	(7,791)	(19,073)	—
(309,454)	(8,184)	(29,156)	(19,637)	(61,171)	(8,862)	(7,974)	—

4,115,010	1,319,358	1,390,855	6,114,824	661,511	17,250,633	7,736,687	10,199,392

(3,098,866)	(85,228)	(939,234)	(3,930,605)	(385,942)	3,254,386	(1,131,914)	(2,734,346)

15,293,907	17,081,198	1,549,931	60,128,668	2,693,325	274,762,522	23,284,604	4,948,493
—	—	—	—	—	—	—	3,815,399
—	—	—	—	—	—	—	—
—	—	—	—	(26,029)	96,034	(138,281)	16,290

15,293,907	17,081,198	1,549,931	60,128,668	2,667,296	274,858,556	23,146,323	8,780,182

4,689,485	(7,680,487)	2,731,708	12,193,812	(913,033)	(320,449,834)	(48,899,370)	45,385,363
—	—	—	—	—	—	—	(541,567)
—	—	—	—	—	—	—	—
—	—	—	—	41,226	(124,972)	7,918	109,263

4,689,485	(7,680,487)	2,731,708	12,193,812	(871,807)	(320,574,806)	(48,891,452)	44,953,059

19,983,392	9,400,711	4,281,639	72,322,480	1,795,489	(45,716,250)	(25,745,129)	53,733,241

$16,884,526	$9,315,483	$3,342,405	$68,391,875	$1,409,547	$(42,461,864)	$(26,877,043)	$50,998,895

110

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STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO[1]	INTERNATIONAL OPPORTUNITIES PORTFOLIO	ASSET ALLOCATION PORTFOLIO
Investment income:
Interest	$388,309	$131,141	$1,318,137	$13,210,289
Securities lending income (Note C)	64,477	—	3,655	138,598
Dividends and reclaims	1,203,034	364,341	24,315,859	9,049,206
Foreign taxes withheld	(1,218)	(23,799)	(1,943,809)	(287,369)
Interest/Dividends from affiliates (Note D)	3,765	788	15,899	26,340

Total investment income	1,658,367	472,471	23,709,741	22,137,064

Expenses:
Investment advisory fee	1,408,639	177,858	10,491,985	4,250,720
Administration fee	99,266	14,822	752,917	578,191
Administration fee - class specific	70,589	4,850	602,110	503,375
Custodian fee	35,620	87,540	736,869	399,621
Transfer agent fee	40,569	220	256,727	398,529
Transfer agent fee - class specific	253,116	78,180	877,041	1,010,777
Shareholder servicing fees - class specific	291,314	36,543	1,884,317	1,849,806
Distribution fees - class specific	540,122	50,035	2,455,334	2,385,837
Legal and audit fees	42,378	72,330	163,638	200,378
Printing fees	55,390	11,532	302,133	196,780
Registration fees and expenses	48,207	37,388	99,320	40,467
Officers’ and trustees’ fees	4,621	614	38,403	29,900
Other	13,407	17,974	103,342	138,940

Total expenses	2,903,238	589,886	18,764,136	11,983,321

Less fees paid indirectly (Note D)	(1,030)	(220)	(4,072)	(5,872)
Less investment advisory waived	(201,472)	(163,776)	—	(170,837)
Less administration fees waived - class specific	(17,113)	(4,789)	—	(15,534)
Less distribution fees waived - class specific	(50,885)	(9,459)	(368,737)	(485,584)
Less custodian fees waived	(716)	—	(10,250)	(9,466)
Less transfer agent fees waived	(6,028)	—	(27,276)	(42,698)
Less transfer agent fees waived - class specific	(19,492)	(6,640)	—	—
Less transfer agent fees reimbursed - class specific	(60,823)	(51,598)	—	—

Net expenses	2,545,679	353,404	18,353,801	11,253,330

Net investment income (loss)	(887,312)	119,067	5,355,940	10,883,734

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Payment from affiliate	—	—	300,829	5,027
Investment transactions	15,728,094	(2,229,801)	154,751,887	42,002,709
Affiliated transactions	—	—	—	(4,027)
Written options and swaptions contracts	—	—	—	50,032
Futures and swaps contracts	—	—	—	(4,238,977)
Foreign currency related transactions	—	107,284	8,258,626	(349,723)

	15,728,094	(2,122,517)	163,311,342	37,465,041

Change in unrealized appreciation (depreciation) from:
Investments	(4,266,062)	1,817,034	58,800,362	(5,960,830)
Written options and swaptions contracts	—	—	—	302,691
Futures and swaps contracts	—	—	—	1,214,339
Foreign currency related transactions	—	(36,293)	(710,094)	(72,674)

	(4,266,062)	1,780,741	58,090,268	(4,516,474)

Net gain (loss) on investments, options and swaptions, futures and swaps contracts and foreign currency transactions	11,462,032	(341,776)	221,401,610	32,948,567

Net increase (decrease) in net assets resulting from operations	$10,574,720	$(222,709)	$226,757,550	$43,832,301

[1]	Commencement of operations on January 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

111

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112

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INVESTMENT TRUST PORTFOLIO		LEGACY PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE PERIOD 11/01/04 THROUGH 9/30/05	FOR THE YEAR ENDED 10/31/04
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,798,473	$6,946,435	$(1,603,154)	$(98,020)	$(2,689,754)
Net increase from payment by affiliate (Note D)	—	—	—	294,363	15,707
Net realized gain	104,895,685	161,332,624	21,974,299	10,863,747	49,361,911
Net change in unrealized appreciation (depreciation)	(21,874,624)	243,745,996	(8,628,443)	19,015,361	(32,508,263)

Net increase in net assets resulting from operations	92,819,534	412,025,055	11,742,702	30,075,451	14,179,601

Distributions to shareholders from:
Net investment income:
Institutional Class	(4,070,114)	(399,790)	—	—	—
Service Class	(6,953)	(8,995)	—	—	—
Investor A Class	(2,873,035)	(55,462)	—	—	—
Investor B Class	—	—	—	—	—
Investor C Class	—	—	—	—	—

Total distributions from net investment income	(6,950,102)	(464,247)	—	—	—

Net realized gains:
Institutional Class	(13,019,695)	—	—	—	—
Service Class	(39,545)	—	—	—	—
Investor A Class	(13,600,742)	—	—	—	—
Investor B Class	(6,236,046)	—	—	—	—
Investor C Class	(605,658)	—	—	—	—

Total distributions from net realized gains	(33,501,686)	—	—	—	—

Total distributions to shareholders	(40,451,788)	(464,247)	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(215,756,173)	839,029,123	(41,269,364)	(60,152,321)	(55,470,941)

Redemption fees	15,918	25,621	6,975	5,452	—

Total increase (decrease) in net assets	(163,372,509)	1,250,615,552	(29,519,687)	(30,071,418)	(41,291,340)
Net assets:
Beginning of period	1,344,415,810	93,800,258	278,559,896	308,631,314	349,922,654

End of period	$1,181,043,301	$1,344,415,810	$249,040,209	$278,559,896	$308,631,314

End of period undistributed (distributions in excess of) net investment income	$9,789,347	$6,946,198	$—	$—	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

113

BLACKROCK FUNDS

MID-CAP VALUE EQUITY PORTFOLIO			MID-CAP GROWTH EQUITY PORTFOLIO		AURORA PORTFOLIO
FOR THE YEAR ENDED 9/30/06	FOR THE PERIOD ENDED 3/1/05-9/30/05	FOR THE PERIOD 7/1/04-2/28/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
$3,240,926	$141,476	$3,237,587	$(4,987,055)	$(4,142,073)	$(8,332,559)	$(17,597,476)
—	—	554,230	—	—	—	203,165
83,421,009	52,648,354	55,516,938	50,740,063	50,869,792	577,220,046	469,614,985
(10,363,661)	1,969,402	25,454,000	(31,648,826)	66,962,559	(504,909,526)	30,943,367

76,298,274	54,759,232	84,762,755	14,104,182	113,690,278	63,977,961	483,164,041

(195,309)	—	(383,894)	—	—	—	—
(7,194)	—	—	—	—	—	—
(923,718)	—	(4,857,110)	—	—	—	—
—	—	(80,308)	—	—	—	—
—	—	(80,956)	—	—	—	—

(1,126,221)	—	(5,402,268)	—	—	—	—

(5,884,247)	—	(2,033,124)	(921,396)	—	(28,658,928)	(16,052,024)
(107,064)	—	—	(14,346)	—	(28)	—
(45,347,430)	—	(29,684,283)	(3,790,441)	—	(283,519,298)	(223,189,239)
(13,986,415)	—	(7,665,103)	(838,922)	—	(81,735,734)	(47,894,772)
(11,728,910)	—	(6,254,749)	(293,573)	—	(75,908,932)	(50,120,639)

(77,054,066)	—	(45,637,259)	(5,858,678)	—	(469,822,920)	(337,256,674)

(78,180,287)	—	(51,039,527)	(5,858,678)	—	(469,822,920)	(337,256,674)

55,161,843	14,437,796	45,632,219	(54,659,900)	210,823,335	(337,886,439)	(966,776,906)

104,030	58,561	610	18,713	7,782	113,805	64,455

53,383,860	69,255,589	79,356,057	(46,395,683)	324,521,395	(743,617,593)	(820,805,084)
789,474,203	720,218,614	640,862,557	446,675,257	122,153,862	2,698,929,252	3,519,734,336

$842,858,063	$789,474,203	$720,218,614	$400,279,574	$446,675,257	$1,955,311,659	$2,698,929,252

$2,318,580	$201,780	$(163,219)	$—	$—	$—	$—

114

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	SMALL/MID-CAP GROWTH PORTFOLIO		SMALL CAP VALUE EQUITY PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,098,866)	$(3,240,011)	$(85,228)	$11,801
Net realized gain	15,293,907	43,816,536	17,081,198	24,313,119
Net change in unrealized appreciation (depreciation)	4,689,485	25,247,218	(7,680,487)	927,970

Net increase in net assets resulting from operations	16,884,526	65,823,743	9,315,483	25,252,890

Distributions to shareholders from:
Net investment income:
BlackRock Class	—	—	(67,528)	—
Institutional Class	—	—	(854,889)	—
Service Class	—	—	(67,932)	—
Investor A Class	—	—	(394,454)	—
Investor B Class	—	—	(160,437)	—
Investor C Class	—	—	(81,005)	—

Total distributions from net investment income	—	—	(1,626,245)	—

Net realized gains:
BlackRock Class	—	—	(873,689)	(1,130,480)
Institutional Class	(939,124)	—	(11,235,231)	(12,364,497)
Service Class	(5)	—	(613,345)	(436,328)
Investor A Class	(9,326,969)	—	(5,676,463)	(6,644,284)
Investor B Class	(1,175,000)	—	(2,444,122)	(3,267,502)
Investor C Class	(976,287)	—	(1,219,050)	(1,382,122)

Total distributions from net realized gains	(12,417,385)	—	(22,061,900)	(25,225,213)

Total distributions to shareholders	(12,417,385)	—	(23,688,145)	(25,225,213)

Net decrease in net assets resulting from capital share transactions	(12,489,359)	(217,664,309)	(29,487,319)	(3,500,476)

Redemption fees	16,772	17,328	6,000	6,303

Total increase (decrease) in net assets	(8,005,446)	(151,823,238)	(43,853,981)	(3,466,496)
Net assets:
Beginning of year	281,642,897	433,466,135	128,598,666	132,065,162

End of year	$273,637,451	$281,642,897	$84,744,685	$128,598,666

End of year undistributed (distributions in excess of) net investment income	$—	$—	$—	$11,801

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

115

BLACKROCK FUNDS

SMALL CAP CORE EQUITY PORTFOLIO		SMALL CAP GROWTH EQUITY PORTFOLIO		GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
$(939,234)	$(323,999)	$(3,930,605)	$(2,948,503)	$(385,942)	$(396,555)
1,549,931	832,757	60,128,668	45,796,132	2,667,296	1,490,284
2,731,708	3,352,781	12,193,812	48,085,897	(871,807)	3,724,645

3,342,405	3,861,539	68,391,875	90,933,526	1,409,547	4,818,374

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
(307,016)	(23,123)	—	—	—	—
(6,306)	(1)	—	—	—	—
(244,721)	(29,098)	—	—	—	—
(129,108)	(12,855)	—	—	—	—
(329,511)	(38,775)	—	—	—	—

(1,016,662)	(103,852)	—	—	—	—

(1,016,662)	(103,852)	—	—	—	—

31,759,540	35,071,402	12,885,215	10,896,279	5,508,862	(7,543,976)

11,144	6,903	39,600	181,665	38,251	2,297

34,096,427	38,835,992	81,316,690	102,011,470	6,956,660	(2,723,305)
48,300,916	9,464,924	573,671,168	471,659,698	24,443,498	27,166,803

$82,397,343	$48,300,916	$654,987,858	$573,671,168	$31,400,158	$24,443,498

$—	$—	$—	$—	$(34,007)	$—

116

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	GLOBAL RESOURCES PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE PERIOD ENDED 3/1/05-9/30/05	FOR THE PERIOD ENDED 7/1/04-2/28/05
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,254,386	$(443,749)	$(3,468,242)
Net increase from payment by affiliate (Note D)	—	—	12,780
Net realized gain (loss)	274,858,556	54,208,005	79,429,401
Net change in unrealized appreciation (depreciation)	(320,574,806)	263,666,690	226,282,268

Net increase (decrease) in net assets resulting from operations	(42,461,864)	317,430,946	302,256,207

Distributions to shareholders from:
Net investment income:
Institutional Class	(307,204)	—	(181,199)
Investor A Class	(5,952,043)	—	(3,733,634)
Investor B Class	(663,366)	—	(448,727)
Investor C Class	(1,146,191)	—	(740,345)

Total distributions from net investment income	(8,068,804)	—	(5,103,905)

Net realized gains:
Institutional Class	(4,512,903)	—	(820,327)
Service Class	—	—	—
Investor A Class	(94,937,633)	—	(17,122,033)
Investor B Class	(13,508,170)	—	(2,773,442)
Investor C Class	(23,448,838)	—	(4,875,287)

Total distributions from net realized gains	(136,407,544)	—	(25,591,089)

Total distributions to shareholders	(144,476,348)	—	(30,694,994)

Net increase (decrease) in net assets resulting from capital share transactions	(96,562,952)	(50,140,775)	42,478,605

Redemption fees	150,592	46,530	323

Total increase (decrease) in net assets	(283,350,572)	267,336,701	314,040,141
Net assets:
Beginning of period	1,237,135,902	969,799,201	655,759,060

End of period	$953,785,330	$1,237,135,902	$969,799,201

End of period undistributed (distributions in excess of) net investment income	$(3,606,791)	$(3,567,059)	$(5,178,168)

[1]	Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

117

BLACKROCK FUNDS

ALL-CAP GLOBAL RESOURCES PORTFOLIO		HEALTH SCIENCES OPPORTUNITIES PORTFOLIO			U.S. OPPORTUNITIES PORTFOLIO		GLOBAL OPPORTUNITIES PORTFOLIO
FOR THE YEAR ENDED 9/30/06	FOR THE PERIODENDED 2/16/05[1]-9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE PERIOD ENDED 3/1/05-9/30/05	FOR THE YEAR ENDED 2/28/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE PERIOD 1/31/06[1] THROUGH 9/30/06
$(1,131,914)	$(28,043)	$(2,734,346)	$(1,078,198)	$(1,374,367)	$(887,312)	$(1,397,619)	$119,067
—	—	—	—	—	—	—	—
23,146,323	(141,037)	8,780,182	13,057,283	2,631,862	15,728,094	15,197,435	(2,122,517)
(48,891,452)	40,403,132	44,953,059	20,207,065	833,330	(4,266,062)	7,564,012	1,780,741

(26,877,043)	40,234,052	50,998,895	32,186,150	2,090,825	10,574,720	21,363,828	(222,709)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	(1,084,099)	(2,568)	(271,998)	—	—	—
—	—	(3,118)	—	—	—	—	—
—	—	(5,911,655)	(41,146)	(3,693,722)	—	—	—
—	—	(1,377,483)	(15,739)	(1,432,836)	—	—	—
—	—	(3,056,393)	(15,894)	(970,853)	—	—	—

—	—	(11,432,748)	(75,347)	(6,369,409)	—	—	—

—	—	(11,432,748)	(75,347)	(6,369,409)	—	—	—

550,467,699	204,128,207	497,697,630	179,642,409	42,894,626	87,123,873	(26,240,680)	47,319,135

300,777	38,965	287,297	36,207	306	45,598	7,627	29,433

523,891,433	244,401,224	537,551,074	211,789,419	38,616,348	97,744,191	(4,869,225)	47,125,859
244,401,224	—	347,344,295	135,554,876	96,938,528	96,045,242	100,914,467	—

$768,292,657	$244,401,224	$884,895,369	$347,344,295	$135,554,876	$193,789,433	$96,045,242	$47,125,859

$(124,929)	$—	$(106,886)	$—	$—	$—	$—	$226,351

118

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	INTERNATIONAL OPPORTUNITIES PORTFOLIO		ASSET ALLOCATION PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE PERIOD ENDED 3/1/05-9/30/05	FOR THE PERIOD 4/1/04-2/28/05
Increase (decrease) in net assets:
Operations:
Net investment income	$5,355,940	$6,868,238	$10,883,734	$5,815,784	$8,458,060
Net increase from payment by affiliate (Note D)	—	—	—	92,690[1]	90,574
Net realized gain	163,311,342	49,584,098	37,465,041	29,870,872	32,890,808
Net change in unrealized appreciation (depreciation)	58,090,268	114,351,248	(4,516,474)	(4,643,873)	7,489,575

Net increase in net assets resulting from operations	226,757,550	170,803,584	43,832,301	31,135,473	48,929,017

Distributions to shareholders from:
Net investment income:
Institutional Class	(2,535,083)	(1,442,124)	(610,544)	(337,855)	(549,136)
Service Class	(924,596)	(249,027)	(35,860)	(19,977)	—
Investor A Class	(3,085,154)	(1,244,655)	(7,497,028)	(4,253,377)	(13,021,288)
Investor B Class	(709,984)	(134,589)	(1,419,982)	(633,349)	(2,669,527)
Investor C Class	(1,416,668)	(279,752)	(673,164)	(240,743)	(1,074,297)

Total distributions from net investment income	(8,671,485)	(3,350,147)	(10,236,578)	(5,485,301)	(17,314,248)

Net realized gains:
Institutional Class	(4,966,335)	—	(1,248,807)	—	(669,622)
Service Class	(1,817,729)	—	(90,782)	—	—
Investor A Class	(6,379,387)	—	(20,421,460)	—	(17,005,778)
Investor B Class	(1,796,484)	—	(7,602,194)	—	(5,240,921)
Investor C Class	(3,424,897)	—	(2,902,370)	—	(2,030,016)

Total distributions from net realized gains	(18,384,832)	—	(32,265,613)	—	(24,946,337)

Total distributions to shareholders	(27,056,317)	(3,350,147)	(42,502,191)	(5,485,301)	(42,260,585)

Net increase (decrease) in net assets resulting from capital share transactions	251,687,980	234,875,667	(681,295)	(66,734,439)	147,427,659

Redemption fees	162,347	201,642	58,854	44,269	4,202

Total increase (decrease) in net assets	451,551,560	402,530,746	707,669	(41,039,998)	154,100,293
Net assets:
Beginning of period	718,172,378	315,641,632	772,434,614	813,474,612	659,374,319

End of period	$1,169,723,938	$718,172,378	$773,142,283	$772,434,614	$813,474,612

End of period undistributed (distributions in excess of) net investment income	$10,382,050	$5,137,726	$(539,415)	$1,210,069	$(4,173,594)

[1]	Prior period presentation reclassified to conform with current period presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

119

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120

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Investment Trust
Institutional Class
9/30/06	$13.37	$0.16 [1]	$0.92	$(0.10)	$(0.34)	$	—[2]	$14.01	8.31%[3]
9/30/05	11.95	0.14 [1]	1.38	(0.10)	—		—[2]	13.37	12.72	[3]
9/30/04	10.32	0.09 [1]	1.67	(0.13)	—		—[2]	11.95	17.11	[3]
9/30/03[4]	8.50	0.10	1.83	(0.11)	—		—[2]	10.32	22.80
9/30/02[4]	11.25	0.11	(2.86)	—	—		—[2]	8.50	(24.44)
Service Class
9/30/06	$13.39	$0.12 [1]	$0.93	$(0.06)	$(0.34)	$	—[2]	$14.04	7.98%[3]
9/30/05	11.97	0.13 [1]	1.35	(0.06)	—		—[2]	13.39	12.41	[3]
9/30/04	10.33	0.06 [1]	1.67	(0.09)	—		—[2]	11.97	16.83
9/30/03[4]	8.44	0.10	1.79	—	—		—[2]	10.33	22.39
9/30/02[4]	11.21	0.01	(2.78)	—	—		—[2]	8.44	(24.71)
Investor A Class
9/30/06	$13.20	$0.10 [1]	$0.91	$(0.07)	$(0.34)	$	—[2]	$13.80	7.82%[3,5]
9/30/05	11.79	0.09 [1]	1.70	(0.38)	—		—[2]	13.20	12.30	[3,5]
9/30/04	10.18	0.04 [1]	1.64	(0.07)	—		—[2]	11.79	16.60	[3,5]
9/30/03[4]	8.41	0.06	1.79	(0.08)	—		—[2]	10.18	22.09	[5]
9/30/02[4]	11.17	(0.01)	(2.75)	—	—		—[2]	8.41	(24.71)[5]
Investor B Class
9/30/06	$12.59	$— [1,6]	$0.88	$—	$(0.34)	$	—[2]	$13.13	7.12%[3,7]
9/30/05	11.30	— [1,6]	1.29	—	—		—[2]	12.59	11.42	[3,7]
9/30/04	9.78	(0.04)[1]	1.57	(0.01)	—		—[2]	11.30	15.70	[3,7]
9/30/03[4]	8.06	(0.02)	1.74	—	—		—[2]	9.78	21.34	[7]
9/30/02[4]	10.79	(0.10)	(2.63)	—	—		—[2]	8.06	(25.30)[7]
Investor C Class
9/30/06	$12.61	$— [1,6]	$0.87	$—	$(0.34)	$	—[2]	$13.14	7.03%[3,7]
9/30/05	11.31	— [1,6]	1.30	—	—		—[2]	12.61	11.49	[3,7]
9/30/04	9.77	(0.04)[1]	1.58	—	—		—[2]	11.31	15.78	[3,7]
9/30/03[4]	8.06	(0.02)[1]	1.73	—	—		—[2]	9.77	21.22	[7]
9/30/02[4]	10.79	(0.11)	(2.62)	—	—		—[2]	8.06	(25.30)[7]
Legacy
Institutional Class
9/30/06	$14.19	$— [1,6]	$0.72	$—	$—	$	—[2]	$14.91	5.07%[3]
11/01/04 - 9/30/05	12.78	0.05 [1]	1.36	—	—		—[2]	14.19	11.03	[3,8,9]
10/31/04	12.17	(0.04)	0.65	—	—		—[2]	12.78	5.01
10/31/03	10.14	(0.02)	2.05	—	—		—[2]	12.17	20.02
10/31/02[4]	11.74	— [6]	(1.60)	—	—		—[2]	10.14	(13.63)
Service Class
9/30/06	$13.81	$(0.05)[1]	$0.70	$—	$—	$	—[2]	$14.46	4.71%[3]
1/28/05[12] - 9/30/05	12.96	(0.05)[1]	0.90	—	—		—[2]	13.81	6.56	[3,8,9]
Investor A Class
9/30/06	$13.82	$(0.06)[1]	$0.70	$—	$—	$	—[2]	$14.46	4.63%[3,5]
11/01/04 - 9/30/05	12.47	0.02 [1]	1.33	—	—		—[2]	13.82	10.83	[3,5,8,9]
10/31/04	11.91	(0.08)	0.64	—	—		—[2]	12.47	4.70	[5]
10/31/03	9.96	(0.05)	2.00	—	—		—[2]	11.91	19.58	[5]
10/31/02[4]	11.56	(0.03)	(1.57)	—	—		—[2]	9.96	(13.84)[5]
Investor B Class
9/30/06	$13.06	$(0.16)[1]	$0.66	$—	$—	$	—[2]	$13.56	3.83%[3,7]
11/01/04 - 9/30/05	11.86	(0.06)[1]	1.26	—	—		—[2]	13.06	10.12	[3,7,9,13]
10/31/04	11.41	(0.15)	0.60	—	—		—[2]	11.86	3.94	[7]
10/31/03	9.61	(0.12)	1.92	—	—		—[2]	11.41	18.73	[7]
10/31/02[4]	11.23	(0.11)	(1.51)	—	—		—[2]	9.61	(14.43)[7]
Investor C Class
9/30/06	$13.06	$(0.15)[1]	$0.66	$—	$—	$	—[2]	$13.57	3.91%[3,7]
11/01/04 - 9/30/05	11.86	(0.06)[1]	1.26	—	—		—[2]	13.06	10.12	[3,7,9,13]
10/31/04	11.41	(0.15)	0.60	—	—		—[2]	11.86	3.94	[7]
10/31/03	9.61	(0.11)	1.91	—	—		—[2]	11.41	18.73	[7]
10/31/02[4]	11.23	(0.11)	(1.51)	—	—		—[2]	9.61	(14.43)[7]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

121

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Investment Trust (Continued)
Institutional Class
9/30/06	$480,663		0.77%	0.87%	1.16%	1.06%	76%
9/30/05	523,607		0.81	1.09	1.09	0.81	105
9/30/04	51,593		0.81	0.99	0.81	0.63	72
9/30/03[4]	60,886		0.81	0.96	0.93	0.79	98
9/30/02[4]	134,859		0.81	0.87	0.36	0.30	124
Service Class
9/30/06	$937		1.04%	1.14%	0.90%	0.80%	76%
9/30/05	1,566		1.11	1.32	1.02	0.81	105
9/30/04	1,714		1.07	1.23	0.56	0.40	72
9/30/03[4]	1,988		1.11	1.26	0.64	0.49	98
9/30/02[4]	3,797		1.11	1.16	0.06	0.02	124
Investor A Class
9/30/06	$478,762		1.16%	1.40%	0.78%	0.54%	76%
9/30/05	552,118		1.16	1.43	0.71	0.44	105
9/30/04	17,632		1.26	1.47	0.37	0.16	72
9/30/03[4]	19,408		1.28	1.43	0.45	0.30	98
9/30/02[4]	24,816		1.28	1.36	(0.04)	(0.11)	124
Investor B Class
9/30/06	$201,500		1.91%	2.14%	0.02%	(0.21%)	76%
9/30/05	243,232		1.91	2.08	(0.02)	(0.19)	105
9/30/04	20,448		2.01	2.13	(0.39)	(0.50)	72
9/30/03[4]	21,182		2.03	2.18	(0.30)	(0.45)	98
9/30/02[4]	22,119		2.03	2.11	(0.78)	(0.86)	124
Investor C Class
9/30/06	$19,181		1.90%	1.98%	0.03%	(0.05%)	76%
9/30/05	23,893		1.91	2.07	(0.01)	(0.17)	105
9/30/04	2,413		2.03	2.14	(0.39)	(0.50)	72
9/30/03[4]	1,829		2.03	2.18	(0.25)	(0.40)	98
9/30/02[4]	1,923		2.03	2.11	(0.80)	(0.87)	124
Legacy (Continued)
Institutional Class
9/30/06	$48,146		0.95%	1.00%	0.00%	(0.05%)	87%
11/01/04 - 9/30/05	52,154		1.05 [10]	1.15 [10]	0.43[10]	0.33 [10]	70
10/31/04	52,399		1.14	1.14	(0.31)	(0.31)	91
10/31/03	60,878		1.08	1.08	(0.19)	(0.19)	113
10/31/02[4]	41,161		1.08	1.09	0.03	0.02	31
Service Class
9/30/06	$—	[11]	1.35%	45.33%	(0.33%)	(44.31%)	87%
1/28/05[12] - 9/30/05	—	[11]	1.58[10]	1.83 [10]	(0.55)[10]	(0.80)[10]	70
Investor A Class
9/30/06	$112,737		1.35%	1.53%	(0.40%)	(0.58%)	87%
11/01/04 - 9/30/05	120,371		1.31 [10]	1.48 [10]	0.21 [10]	0.04[10]	70
10/31/04	99,435		1.44	1.44	(0.62)	(0.62)	91
10/31/03	103,247		1.38	1.38	(0.47)	(0.47)	113
10/31/02[4]	76,798		1.38	1.39	(0.28)	(0.29)	31
Investor B Class
9/30/06	$71,078		2.10%	2.20%	(1.16%)	(1.26%)	87%
11/01/04 - 9/30/05	85,465		2.05 [10]	2.15 [10]	(0.53)[10]	(0.63)[10]	70
10/31/04	97,938		2.14	2.14	(1.31)	(1.31)	91
10/31/03	108,125		2.08	2.08	(1.17)	(1.17)	113
10/31/02[4]	90,564		2.08	2.09	(0.98)	(0.99)	31
Investor C Class
9/30/06	$17,079		2.04%	2.10%	(1.10%)	(1.16%)	87%
11/01/04 - 9/30/05	20,570		2.05 [10]	2.15 [10]	(0.51)[10]	(0.61)[10]	70
10/31/04	23,854		2.14	2.14	(1.30)	(1.30)	91
10/31/03	30,516		2.08	2.08	(1.15)	(1.15)	113
10/31/02[4]	31,274		2.08	2.09	(0.99)	(1.00)	31

122

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Mid-Cap Value Equity*
Institutional Class
9/30/06	$13.74	$0.12[1]	$1.23	$(0.04)	$(1.38)	$	—[2]	$13.67	10.77%[3]
3/01/05 - 9/30/05	12.73	0.04[1]	0.97	—	—		—[2]	13.74	7.94[3,9]
7/01/04 - 2/28/05	12.14	0.11	1.44	(0.15)	(0.81)		—[2]	12.73	13.07[9]
6/30/04	9.07	0.08	3.08	(0.09)	—		—[2]	12.14	34.83
6/30/03	10.66	0.08	(1.21)	—	(0.46)		—[2]	9.07	(10.21)
6/30/02[4]	11.85	0.04	0.30	—	(1.53)		—[2]	10.66	3.20
Service Class
9/30/06	$13.61	$0.08[1]	$1.21	$(0.03)	$(1.38)	$	—[2]	$13.49	10.45%[3]
3/01/05 - 9/30/05	12.63	0.02[1]	0.96	—	—		—[2]	13.61	7.76[3,9]
1/28/05[12] - 2/28/05	12.04	(0.01)	0.60	—	—		—[2]	12.63	4.89[9]
Investor A Class
9/30/06	$13.49	$0.08[1]	$1.21	$(0.02)	$(1.38)	$	—[2]	$13.38	10.56%[3,5]
3/01/05 - 9/30/05	12.53	0.02[1]	0.94	—	—		—[2]	13.49	7.66[3,5,9]
7/01/04 - 2/28/05	11.92	0.07	1.45	(0.11)	(0.80)		—[2]	12.53	12.98[5,9]
6/30/04	8.91	0.05	3.02	(0.06)	—		—[2]	11.92	34.51[5]
6/30/03	10.53	0.06	(1.22)	—	(0.46)		—[2]	8.91	(10.61)[5]
6/30/02[4]	11.73	0.02	0.29	—	(1.51)		—[2]	10.53	2.96[5]
Investor B Class
9/30/06	$12.73	$(0.02)[1]	$1.13	$—	$(1.38)	$	—[2]	$12.46	9.63%[3,7]
3/01/05 - 9/30/05	11.87	(0.04)[1]	0.90	—	—		—[2]	12.73	7.25[3,7,9]
7/01/04 - 2/28/05	11.28	(0.03)	1.41	(0.01)	(0.78)		—[2]	11.87	12.39[7,9]
6/30/04	8.45	(0.02)	2.85	—	—		—[2]	11.28	33.53[7]
6/30/03	10.05	(0.01)	(1.15)	—	(0.44)		—[2]	8.45	(11.13)[7]
6/30/02[4]	11.30	(0.06)	0.28	—	(1.47)		—[2]	10.05	2.20[7]
Investor C Class
9/30/06	$12.73	$(0.02)[1]	$1.13	$—	$(1.38)	$	—[2]	$12.46	9.63%[3,7]
3/01/05 - 9/30/05	11.87	(0.04)[1]	0.90	—	—		—[2]	12.73	7.25[3,7,9]
7/01/04 - 2/28/05	11.28	(0.03)	1.40	(0.01)	(0.77)		—[2]	11.87	12.40[7,9]
6/30/04	8.45	(0.02)	2.85	—	—		—[2]	11.28	33.53[7]
6/30/03	10.04	(0.01)	(1.14)	—	(0.44)		—[2]	8.45	(11.09)[7]
6/30/02[4]	11.28	(0.05)	0.28	—	(1.47)		—[2]	10.04	2.25[7]
Mid-Cap Growth Equity
Institutional Class
9/30/06	$10.44	$(0.06)[1]	$0.45	$—	$(0.13)	$	—[2]	$10.70	3.75%[3]
9/30/05	8.76	(0.07)[1]	1.75	—	—		—[2]	10.44	19.18[3]
9/30/04	7.57	(0.06)[1]	1.25	—	—		—[2]	8.76	15.72[3]
9/30/03[4]	6.06	(0.05)	1.56	—	—		—[2]	7.57	24.92[3]
9/30/02[4]	7.49	(0.06)[1]	(1.37)	—	—		—[2]	6.06	(19.09)
Service Class
9/30/06	$10.07	$(0.11)[1]	$0.44	$—	$(0.13)	$	—[2]	$10.27	3.29%[3]
9/30/05	8.46	(0.07)[1]	1.68	—	—		—[2]	10.07	19.03[3]
9/30/04	7.33	(0.08)[1]	1.21	—	—		—[2]	8.46	15.42[3]
9/30/03[4]	5.89	(0.07)	1.51	—	—		—[2]	7.33	24.45[3]
9/30/02[4]	7.31	(0.11)	(1.31)	—	—		—[2]	5.89	(19.43)

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, a series of a predecessor trust, the State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Class A, Class B and Class C shares, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

123

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Mid-Cap Value Equity* (Continued)
Institutional Class
9/30/06	$80,292	0.99%	1.07%	0.88%	0.80%	153%
3/01/05 - 9/30/05	53,111	1.00[10]	1.30[10]	0.49[10]	0.19[10]	60
7/01/04 - 2/28/05	50,383	0.99[10]	1.09[10]	1.18[10]	1.08[10]	53
6/30/04	30,181	0.98	1.03	0.76	0.71	86
6/30/03	26,099	0.99	1.18	0.93	0.75	66
6/30/02[4]	35,116	0.95	1.15	0.42	0.23	69
Service Class
9/30/06	$3,130	1.25%	1.50%	0.61%	0.36%	153%
3/01/05 - 9/30/05	889	1.25[10]	1.54[10]	0.20[10]	(0.09)[10]	60
1/28/05[12] - 2/28/05	1,374	1.25[10]	1.49[10]	0.39[10]	0.14[10]	53
Investor A Class
9/30/06	$497,964	1.25%	1.56%	0.62%	0.31%	153%
3/01/05 - 9/30/05	500,479	1.25[10]	1.64[10]	0.24[10]	(0.15)[10]	60
7/01/04 - 2/28/05	448,237	1.24[10]	1.38[10]	0.92[10]	0.78[10]	53
6/30/04	363,188	1.28	1.33	0.47	0.42	86
6/30/03	194,034	1.29	1.48	0.65	0.47	66
6/30/02[4]	242,113	1.25	1.41	0.16	0.01	69
Investor B Class
9/30/06	$124,089	2.00%	2.25%	(0.13%)	(0.38%)	153%
3/01/05 - 9/30/05	131,651	2.00[10]	2.29[10]	(0.52)[10]	(0.81)[10]	60
7/01/04 - 2/28/05	128,568	1.99[10]	2.09[10]	0.20[10]	0.10[10]	53
6/30/04	109,815	1.98	2.03	(0.24)	(0.29)	86
6/30/03	79,536	1.99	2.18	(0.05)	(0.23)	66
6/30/02[4]	91,416	1.95	2.10	(0.52)	(0.66)	69
Investor C Class
9/30/06	$137,382	2.00%	2.15%	(0.13%)	(0.28%)	153%
3/01/05 - 9/30/05	103,344	2.00[10]	2.29[10]	(0.50)[10]	(0.79)[10]	60
7/01/04 - 2/28/05	91,657	1.99[10]	2.09[10]	0.19[10]	0.09[10]	53
6/30/04	82,758	1.98	2.03	(0.24)	(0.29)	86
6/30/03	58,499	1.99	2.19	(0.04)	(0.23)	66
6/30/02[4]	62,505	1.95	2.09	(0.51)	(0.64)	69
Mid-Cap Growth Equity (Continued)
Institutional Class
9/30/06	$75,111	1.08%	1.15%	(0.60%)	(0.67%)	64%
9/30/05	75,407	1.23	1.41	(0.72)	(0.90)	85
9/30/04	40,337	1.23	1.28	(0.65)	(0.69)	29
9/30/03[4]	46,970	1.21	1.23	(0.52)	(0.54)	168
9/30/02[4]	77,693	1.14	1.14	(0.76)	(0.76)	279
Service Class
9/30/06	$757	1.53%	2.02%	(1.06%)	(1.55%)	64%
9/30/05	1,136	1.53	1.60	(0.77)	(0.84)	85
9/30/04	10,871	1.53	1.56	(0.97)	(0.99)	29
9/30/03[4]	14,115	1.51	1.53	(0.80)	(0.83)	168
9/30/02[4]	24,082	1.45	1.45	(1.07)	(1.07)	279

124

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Mid-Cap Growth Equity (Continued)
Investor A Class
9/30/06	$9.82	$(0.11)[1]	$0.42	$—	$(0.13)	$	—[2]	$10.00	3.16%[3,5]
9/30/05	8.26	(0.11)[1]	1.67	—	—		—[2]	9.82	18.89[3,5]
9/30/04	7.17	(0.09)[1]	1.18	—	—		—[2]	8.26	15.20[3,5]
9/30/03[4]	5.77	(0.07)	1.47	—	—		—[2]	7.17	24.26[3,5]
9/30/02[4]	7.17	(0.11)	(1.29)	—	—		—[2]	5.77	(19.53)[5]
Investor B Class
9/30/06	$9.00	$(0.17)[1]	$0.39	$—	$(0.13)	$	—[2]	$9.09	2.44%[3,7]
9/30/05	7.63	(0.15)[1]	1.52	—	—		—[2]	9.00	17.96[3,7]
9/30/04	6.67	(0.14)[1]	1.10	—	—		—[2]	7.63	14.39[3,7]
9/30/03[4]	5.41	(0.11)	1.37	—	—		—[2]	6.67	23.29[3,7]
9/30/02[4]	6.77	(0.16)	(1.20)	—	—		—[2]	5.41	(20.09)[7]
Investor C Class
9/30/06	$9.00	$(0.17)[1]	$0.39	$—	$(0.13)	$	—[2]	$9.09	2.44%[3,7]
9/30/05	7.63	(0.15)[1]	1.52	—	—		—[2]	9.00	17.96[3,7]
9/30/04	6.67	(0.14)[1]	1.10	—	—		—[2]	7.63	14.39[3,7]
9/30/03[4]	5.41	(0.11)	1.37	—	—		—[2]	6.67	23.29[3,7]
9/30/02[4]	6.77	(0.18)	(1.18)	—	—		—[2]	5.41	(20.09)[7]
Aurora
Institutional Class
9/30/06	$43.43	$0.08[1]	$1.13	$—	$(7.49)	$	—[2]	$37.15	3.40%[3]
9/30/05	40.71	(0.04)[1]	6.60	—	(3.84)		—[2]	43.43	16.62[3]
9/30/04	33.18	(0.11)	7.66	—	(0.02)		—[2]	40.71	22.75
9/30/03	25.05	(0.11)	8.39	—	(0.15)		—[2]	33.18	33.21
9/30/02[4]	27.06	(0.14)	(1.87)	—	—		—[2]	25.05	(7.43)
Service Class
9/30/06	$41.88	$(0.05)[1]	$1.05	$—	$(7.49)	$	—[2]	$35.39	2.96%[3]
1/28/05[12] - 9/30/05	38.18	(0.06)[1]	3.76	—	—		—[2]	41.88	9.69[3,9]
Investor A Class
9/30/06	$41.88	$(0.05)[1]	$1.05	$—	$(7.49)	$	—[2]	$35.39	2.95%[3,5]
9/30/05	39.49	(0.16)[1]	6.39	—	(3.84)		—[2]	41.88	16.28[3,5]
9/30/04	32.28	(0.22)	7.45	—	(0.02)		—[2]	39.49	22.39[5]
9/30/03	24.43	(0.19)	8.19	—	(0.15)		—[2]	32.28	32.90[5]
9/30/02[4]	26.51	(0.23)	(1.85)	—	—		—[2]	24.43	(7.85)[5]
Investor B Class
9/30/06	$38.32	$(0.29)[1]	$0.94	$—	$(7.49)	$	—[2]	$31.48	2.18%[3,7]
9/30/05	36.67	(0.40)[1]	5.89	—	(3.84)		—[2]	38.32	15.44[3,7]
9/30/04	30.19	(0.45)	6.95	—	(0.02)		—[2]	36.67	21.53[7]
9/30/03	23.02	(0.36)	7.68	—	(0.15)		—[2]	30.19	31.96[7]
9/30/02[4]	25.16	(0.42)	(1.72)	—	—		—[2]	23.02	(8.51)[7]
Investor C Class
9/30/06	$38.32	$(0.29)[1]	$0.93	$—	$(7.49)	$	—[2]	$31.47	2.16%[3,7]
9/30/05	36.67	(0.42)[1]	5.91	—	(3.84)		—[2]	38.32	15.45[3,7]
9/30/04	30.18	(0.45)	6.96	—	(0.02)		—[2]	36.67	21.57[7]
9/30/03	23.01	(0.35)	7.67	—	(0.15)		—[2]	30.18	31.97[7]
9/30/02[4]	25.16	(0.42)	(1.73)	—	—		—[2]	23.01	(8.55)[7]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

125

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Mid-Cap Growth Equity (Continued)
Investor A Class
9/30/06		$257,729	1.58%	1.74%	(1.11%)	(1.27%)	64%
9/30/05		290,285	1.58	1.78	(1.14)	(1.34)	85
9/30/04		27,777	1.67	1.77	(1.09)	(1.19)	29
9/30/03[4]		25,960	1.68	1.71	(0.96)	(0.98)	168
9/30/02[4]		26,242	1.62	1.62	(1.24)	(1.24)	279
Investor B Class
9/30/06		$48,635	2.33%	2.54%	(1.86%)	(2.07%)	64%
9/30/05		59,100	2.33	2.41	(1.82)	(1.90)	85
9/30/04		31,900	2.44	2.45	(1.86)	(1.87)	29
9/30/03[4]		33,982	2.43	2.45	(1.69)	(1.71)	168
9/30/02[4]		33,822	2.37	2.37	(1.98)	(1.98)	279
Investor C Class
9/30/06		$18,047	2.33%	2.37%	(1.86%)	(1.90%)	64%
9/30/05		20,748	2.33	2.41	(1.83)	(1.91)	85
9/30/04		11,269	2.44	2.45	(1.86)	(1.87)	29
9/30/03[4]		12,212	2.43	2.45	(1.69)	(1.71)	168
9/30/02[4]		12,092	2.37	2.37	(1.98)	(1.98)	279
Aurora (Continued)
Institutional Class
9/30/06		$153,103	1.06%	1.07%	0.22%	0.21%	142%
9/30/05		165,837	1.14	1.14	(0.09)	(0.09)	73
9/30/04		197,475	1.10	1.10	(0.27)	(0.27)	33
9/30/03		142,460	1.25	1.25	(0.38)	(0.38)	48
9/30/02[4]		92,789	1.17	1.18	(0.43)	(0.44)	42
Service Class
9/30/06	$	—[11]	1.44%	37.13%	(0.15%)	(35.84%)	142%
1/28/05[12] - 9/30/05		—[11]	0.78[10]	0.81[10]	0.32[10]	0.29[10]	73
Investor A Class
9/30/06		$1,189,440	1.44%	1.56%	(0.15%)	(0.27%)	142%
9/30/05		1,690,497	1.40	1.47	(0.36)	(0.43)	73
9/30/04		2,169,836	1.40	1.40	(0.57)	(0.57)	33
9/30/03		1,682,504	1.55	1.55	(0.69)	(0.69)	48
9/30/02[4]		1,449,869	1.47	1.48	(0.73)	(0.74)	42
Investor B Class
9/30/06		$329,207	2.19%	2.23%	(0.90%)	(0.94%)	142%
9/30/05		436,642	2.14	2.15	(1.10)	(1.11)	73
9/30/04		470,430	2.10	2.10	(1.27)	(1.27)	33
9/30/03		401,016	2.25	2.25	(1.39)	(1.39)	48
9/30/02[4]		340,529	2.17	2.18	(1.43)	(1.44)	42
Investor C Class
9/30/06		$283,562	2.19%	2.22%	(0.90%)	(0.93%)	142%
9/30/05		405,952	2.14	2.15	(1.10)	(1.11)	73
9/30/04		493,980	2.10	2.10	(1.27)	(1.27)	33
9/30/03		409,076	2.25	2.25	(1.39)	(1.39)	48
9/30/02[4]		402,010	2.17	2.18	(1.43)	(1.44)	42

126

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Small/Mid-Cap Growth
Institutional Class
9/30/06	$15.16		$(0.10)[1]	$1.09	$—	$(0.64)	$	—[2]	$15.51	6.63%[3]
9/30/05	12.49		(0.17)[1]	2.84	—	—		—[2]	15.16	21.38[3]
9/30/04	12.11		(0.10)	0.48	—	—		—[2]	12.49	3.14
9/30/03	9.06		(0.08)	3.13	—	—		—[2]	12.11	33.66
9/30/02[4]	9.62		(0.06)	(0.50)	—	—		—[2]	9.06	(5.82)
Service Class
9/30/06	$14.47		$(0.15)[1]	$1.06	$—	$(0.64)	$	—[2]	$14.74	6.38%[3]
1/28/05[12] - 9/30/05	12.81		(0.06)[1]	1.72	—	—		—[2]	14.47	12.96[3,9]
Investor A Class
9/30/06	$14.48		$(0.15)[1]	$1.05	$—	$(0.64)	$	—[2]	$14.74	6.31%[3,5]
9/30/05	11.96		(0.13)[1]	2.65	—	—		—[2]	14.48	21.07[3,5]
9/30/04	11.63		(0.14)	0.47	—	—		—[2]	11.96	2.84[5]
9/30/03	8.73		(0.11)	3.01	—	—		—[2]	11.63	33.22[5]
9/30/02[4]	9.27		(0.09)	(0.45)	—	—		—[2]	8.73	(5.93)[5]
Investor B Class
9/30/06	$13.03		$(0.23)[1]	$0.94	$—	$(0.64)	$	—[2]	$13.10	5.52%[3,7]
9/30/05	10.84		(0.19)[1]	2.38	—	—		—[2]	13.03	20.20[3,7]
9/30/04	10.62		(0.21)	0.43	—	—		—[2]	10.84	2.17[7]
9/30/03	8.03		(0.16)	2.75	—	—		—[2]	10.62	32.25[7]
9/30/02[4]	8.60		(0.15)	(0.42)	—	—		—[2]	8.03	(6.63)[7]
Investor C Class
9/30/06	$13.06		$(0.23)[1]	$0.93	$—	$(0.64)	$	—[2]	$13.12	5.43%[3,7]
9/30/05	10.87		(0.20)[1]	2.39	—	—		—[2]	13.06	20.15[3,7]
9/30/04	10.64		(0.21)	0.44	—	—		—[2]	10.87	2.16[7]
9/30/03	8.05		(0.16)	2.75	—	—		—[2]	10.64	32.17[7]
9/30/02[4]	8.61		(0.15)	(0.41)	—	—		—[2]	8.05	(6.50)[7]
Small Cap Value Equity
BlackRock
9/30/06	$15.16	$	—[1,6]	$1.21	$(0.17)	$(2.74)	$	—[2]	$13.46	9.61%[3]
9/30/05	15.23		0.02[1]	2.90	—	(2.99)		—[2]	15.16	20.60[3]
4/12/04[12] - 9/30/04	16.02		—[1,6]	(0.79)	—	—		—[2]	15.23	(4.93)[3,9]
Institutional Class
9/30/06	$15.17		$0.03[1]	$1.21	$(0.18)	$(2.74)	$	—[2]	$13.49	9.81%[3]
9/30/05	15.22		0.04[1]	2.90	—	(2.99)		—[2]	15.17	20.77[3]
9/30/04	14.17		(0.02)[1]	2.86	—	(1.79)		—[2]	15.22	20.87[3]
9/30/03[4]	12.81		0.01	3.31	—	(1.96)		—[2]	14.17	29.96[3]
9/30/02[4]	16.18		—[6]	(1.02)	(0.02)	(2.33)		—[2]	12.81	(8.25)
Service Class
9/30/06	$14.95		$(0.02)[1]	$1.19	$(0.17)	$(2.74)	$	—[2]	$13.21	9.45%[3]
9/30/05	15.07		—[1,6]	2.87	—	(2.99)		—[2]	14.95	20.46[3]
9/30/04	14.09		(0.07)[1]	2.84	—	(1.79)		—[2]	15.07	20.45[3]
9/30/03[4]	12.77		(0.03)	3.31	—	(1.96)		—[2]	14.09	29.70[3]
9/30/02[4]	16.18		(0.04)	(1.04)	—	(2.33)		—[2]	12.77	(8.64)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

127

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Small/Mid-Cap Growth (Continued)
Institutional Class
9/30/06	$23,866		0.99%	1.06%	(0.64%)	(0.71%)	49%
9/30/05	20,133		1.10	1.28	(0.72)	(0.90)	122
9/30/04	87,520		1.09	1.28	(0.80)	(0.99)	208
9/30/03	7,809		1.10	1.55	(0.78)	(1.23)	167
9/30/02[4]	6,054		1.10	1.69	(0.60)	(1.19)	168
Service Class
9/30/06	$—	[11]	1.35%	37.96%	(1.00%)	(37.61%)	49%
1/28/05[12] - 9/30/05	—	[11]	1.41 [10]	1.48 [10]	(0.70)[10]	(0.77)[10]	122
Investor A Class
9/30/06	$209,646		1.35%	1.66%	(1.00%)	(1.31%)	49%
9/30/05	215,622		1.37 *	1.64	(0.87)	(1.14)	122
9/30/04	268,065		1.39	1.56	(1.09)	(1.26)	208
9/30/03	117,571		1.40	1.78	(1.10)	(1.48)	167
9/30/02[4]	41,474		1.40	1.98	(0.90)	(1.48)	168
Investor B Class
9/30/06	$23,085		2.10%	2.40%	(1.75%)	(2.05%)	49%
9/30/05	24,925		2.10	2.30	(1.58)	(1.78)	122
9/30/04	24,880		2.09	2.25	(1.79)	(1.95)	208
9/30/03	19,797		2.10	2.54	(1.78)	(2.22)	167
9/30/02[4]	13,288		2.10	2.68	(1.60)	(2.18)	168
Investor C Class
9/30/06	$17,041		2.10%	2.30%	(1.75%)	(1.95%)	49%
9/30/05	20,963		2.10	2.32	(1.60)	(1.82)	122
9/30/04	29,627		2.09	2.26	(1.79)	(1.96)	208
9/30/03	13,530		2.10	2.51	(1.79)	(2.20)	167
9/30/02[4]	5,794		2.10	2.68	(1.60)	(2.18)	168

Small Cap Value Equity (Continued)
BlackRock
9/30/06	$4,454		1.10%	1.12%	(0.01%)	(0.03%)	123%
9/30/05	5,162		1.07	1.08	0.16	0.15	133
4/12/04[12] - 9/30/04	4,787		1.10 [10]	1.33 [10]	(0.17)[10]	(0.40)[10]	154
Institutional Class
9/30/06	$36,480		0.89%	0.91%	0.23%	0.21%	123%
9/30/05	68,880		0.97	1.00	0.26	0.23	133
9/30/04	66,083		0.95	0.98	(0.15)	(0.18)	154
9/30/03[4]	69,641		0.91	0.94	0.09	0.06	240
9/30/02[4]	122,732		0.88	0.89	—	(0.01)	260
Service Class
9/30/06	$3,852		1.27%	1.32%	(0.18%)	(0.23%)	123%
9/30/05	3,405		1.24	1.25	(0.03)	(0.04)	133
9/30/04	3,288		1.25	1.29	(0.45)	(0.48)	154
9/30/03[4]	4,139		1.21	1.24	(0.19)	(0.22)	240
9/30/02[4]	7,242		1.18	1.19	(0.24)	(0.25)	260

*	For the period October 1, 2004 through January 28, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.35%.

128

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Small Cap Value Equity (Continued)
Investor A Class
09/30/06	$14.86	$(0.03)[1]	$1.19	$(0.17)	$(2.74)	$	—[2]	$13.11	9.40%[3,5]
9/30/05	15.00	— [1,6]	2.85	—	(2.99)		—[2]	14.86	20.43	[3,5]
9/30/04	14.04	(0.09)[1]	2.84	—	(1.79)		—[2]	15.00	20.38	[3,5]
9/30/03[4]	12.76	(0.05)	3.29	—	(1.96)		—[2]	14.04	29.37	[3,5]
9/30/02[4]	16.18	(0.10)	(0.99)	—	(2.33)		—[2]	12.76	(8.71)[5]
Investor B Class
09/30/06	$13.28	$(0.12)[1]	$1.03	$(0.15)	$(2.74)	$	—[2]	$11.30	8.46%[3,7]
9/30/05	13.77	(0.10)[1]	2.60	—	(2.99)		—[2]	13.28	19.58	[3,7]
9/30/04	13.11	(0.19)[1]	2.64	—	(1.79)		—[2]	13.77	19.45	[3,7]
9/30/03[4]	12.11	(0.13)	3.09	—	(1.96)		—[2]	13.11	28.52	[3,7]
9/30/02[4]	15.58	(0.20)	(0.94)	—	(2.33)		—[2]	12.11	(9.46)[7]
Investor C Class
09/30/06	$13.28	$(0.11)[1]	$1.03	$(0.15)	$(2.74)	$	—[2]	$11.31	8.56%[3,7]
9/30/05	13.78	(0.10)[1]	2.59	—	(2.99)		—[2]	13.28	19.49	[3,7]
9/30/04	13.11	(0.19)[1]	2.65	—	(1.79)		—[2]	13.78	19.53	[3,7]
9/30/03[4]	12.12	(0.14)	3.09	—	(1.96)		—[2]	13.11	28.42	[3,7]
9/30/02[4]	15.59	(0.20)	(0.94)	—	(2.33)		—[2]	12.12	(9.45)[7]
Small Cap Core Equity
Institutional Class
09/30/06	$17.62	$(0.12)[1]	$1.30	$—	$(0.30)	$	—[2]	$18.50	6.81%[3]
9/30/05	14.77	(0.10)[1]	3.06	—	(0.11)		—[2]	17.62	20.10	[3]
9/30/04	11.99	(0.13)[1]	3.01	—	(0.15)		0.05	14.77	24.51	[14]
9/30/03[4]	8.35	(0.06)	3.70	—	—		—[2]	11.99	43.59
1/02/02[4,12] - 9/30/02	10.00	(0.04)	(1.61)	—	—		—[2]	8.35	(16.50)[9]
Service Class
09/30/06	$17.59	$(0.18)[1]	$1.30	$—	$(0.30)	$	—[2]	$18.41	6.47%[3]
9/30/05	14.73	(0.13)[1]	3.10	—	(0.11)		—[2]	17.59	20.22	[3]
9/30/04	11.99	(0.20)[1]	3.04	—	(0.15)		0.05	14.73	24.17	[14]
9/30/03[4]	8.35	—	3.64	—	—		—[2]	11.99	43.59
1/02/02[4,12] - 9/30/02	10.00	—	(1.65)	—	—		—[2]	8.35	(16.50)[9]
Investor A Class
09/30/06	$17.49	$(0.20)[1]	$1.28	$—	$(0.30)	$	—[2]	$18.27	6.28%[3,5]
9/30/05	14.71	(0.17)[1]	3.06	—	(0.11)		—[2]	17.49	19.71	[3,5]
9/30/04	11.99	(0.24)[1]	3.04	—	(0.15)		0.07	14.71	24.01	[5,15]
9/30/03[4]	8.35	—[6]	3.64	—	—		—[2]	11.99	43.59	[5]
1/02/02[4,12] - 9/30/02	10.00	—[6]	(1.65)	—	—		—[2]	8.35	(16.50)[5,9]
Investor B Class
09/30/06	$17.24	$(0.33)[1]	$1.26	$—	$(0.30)	$	—[2]	$17.87	5.49%[3,7]
9/30/05	14.61	(0.28)[1]	3.02	—	(0.11)		—[2]	17.24	18.81[3,7]
9/30/04	11.99	(0.37)[1]	3.07	—	(0.15)		0.07	14.61	23.17[7,15]
9/30/03[4]	8.35	—[6]	3.64	—	—		—[2]	11.99	43.59[7]
1/02/02[4,12] -9/30/02	10.00	—[6]	(1.65)	—	—		—[2]	8.35	(16.50)[7,9]
Investor C Class
09/30/06	$17.23	$(0.32)[1]	$1.26	$—	$(0.30)	$	—[2]	$17.87	5.55%[3,7]
9/30/05	14.60	(0.28)[1]	3.02	—	(0.11)		—[2]	17.23	18.82[3,7]
9/30/04	11.99	(0.28)[1]	2.99	—	(0.15)		0.05	14.60	23.08[7,14]
9/30/03[4]	8.35	—[6]	3.64	—	—		—[2]	11.99	43.59[7]
1/02/02[4,12] - 9/30/02	10.00	—[6]	(1.65)	—	—		—[2]	8.35	(16.50)[7,9]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

129

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Small Cap Value Equity (Continued)
Investor A Class
09/30/06	$27,943		1.29%	1.40%	(0.19%)	(0.30%)	123%
9/30/05	31,889		1.24	1.35	(0.01)	(0.12)	133
9/30/04	35,240		1.35	1.47	(0.55)	(0.67)	154
9/30/03[4]	38,052		1.38	1.41	(0.37)	(0.40)	240
9/30/02[4]	43,884		1.35	1.37	(0.62)	(0.64)	260
Investor B Class
09/30/06	$7,373		2.12%	2.23%	(1.01%)	(1.12%)	123%
9/30/05	12,848		2.00	2.00	(0.76)	(0.76)	133
9/30/04	15,952		2.07	2.09	(1.28)	(1.30)	154
9/30/03[4]	15,019		2.13	2.16	(1.12)	(1.15)	240
9/30/02[4]	14,402		2.10	2.12	(1.32)	(1.34)	260
Investor C Class
09/30/06	$4,643		2.10%	2.11%	(1.00%)	(1.01%)	123%
9/30/05	6,414		2.00	2.00	(0.76)	(0.76)	133
9/30/04	6,715		2.09	2.11	(1.30)	(1.32)	154
9/30/03[4]	5,839		2.13	2.16	(1.13)	(1.15)	240
9/30/02[4]	6,113		2.10	2.12	(1.32)	(1.33)	260
Small Cap Core Equity (Continued)
Institutional Class
09/30/06	$24,172		1.30%	1.47%	(0.68%)	(0.85%)	111%
9/30/05	12,641		1.30	1.81	(0.59)	(1.10)	118
9/30/04	1,802		1.30	2.37	(0.89)	(1.96)	78
9/30/03[4]	1,238		1.30	2.96	(0.62)	(2.28)	218
1/02/02[4,12] - 9/30/02	835		1.30[10]	2.53[10]	(0.60)[10]	(1.83)[10]	233
Service Class
09/30/06	$2,776		1.60%	1.64%	(0.99%)	(1.03%)	111%
9/30/05	94		1.60	2.01	(0.80)	(1.21)	118
9/30/04	—	[11]	1.60	2.67	(1.19)	(2.26)	78
9/30/03[4]	—	[11]	1.60	3.26	(0.92)	(2.58)	218
1/02/02[4,12] - 9/30/02	—	[11]	1.60[10]	2.83[10]	(0.90)[10]	(2.13)[10]	233
Investor A Class
09/30/06	$20,973		1.73%	1.90%	(1.11%)	(1.28%)	111%
9/30/05	11,997		1.71	2.17	(1.01)	(1.47)	118
9/30/04	3,154		1.74	2.89	(1.32)	(2.48)	78
9/30/03[4]	7		1.77	3.43	(1.09)	(2.75)	218
1/02/02[4,12] - 9/30/02	—	[11]	1.77[10]	3.00[10]	(1.07)[10]	(2.30)[10]	233
Investor B Class
09/30/06	$8,326		2.49%	2.55%	(1.87%)	(1.93%)	111%
9/30/05	6,303		2.44	2.81	(1.74)	(2.11)	118
9/30/04	1,157		2.49	3.56	(2.07)	(3.15)	78
9/30/03[4]	—	[11]	2.52	4.18	(1.84)	(3.50)	218
1/02/02[4,12] - 9/30/02	—	[11]	2.52[10]	3.75[10]	(1.82)[10]	(3.05)[10]	233
Investor C Class
09/30/06	$26,151		2.44%	2.48%	(1.81%)	(1.85%)	111%
9/30/05	17,266		2.44	2.80	(1.74)	(2.10)	118
9/30/04	3,352		2.47	3.56	(2.03)	(3.11)	78
9/30/03[4]	—	[11]	2.52	4.18	(1.84)	(3.50)	218
1/02/02[4,12] - 9/30/02	—	[11]	2.52[10]	3.75[10]	(1.82)[10]	(3.05)[10]	233

130

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS ( BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Small Cap Growth Equity
Institutional Class
9/30/06	$17.29	$(0.09)[1]	$2.06	$—	$—	$	—[2]	$19.26	11.39%[3]
9/30/05	14.52	(0.06)[1]	2.82	—	—		0.01	17.29	19.08[16]
9/30/04	12.26	(0.11)[1]	2.37	—	—		—[2]	14.52	18.43[3]
9/30/03[4]	9.00	(0.09)	3.35	—	—		—[2]	12.26	36.22[3]
9/30/02[4]	11.74	(0.17)	(2.57)	—	—		—[2]	9.00	(23.34)
Service Class
9/30/06	$16.54	$(0.13)[1]	$1.97	$—	$—	$	—[2]	$18.38	11.12%[3]
9/30/05	13.92	(0.11)[1]	2.72	—	—		0.01	16.54	18.82[16]
9/30/04	11.79	(0.15)[1]	2.28	—	—		—[2]	13.92	18.07[3]
9/30/03[4]	8.67	(0.12)	3.24	—	—		—[2]	11.79	35.99[3]
9/30/02[4]	11.36	(0.19)	(2.50)	—	—		—[2]	8.67	(23.68)
Investor A Class
9/30/06	$16.12	$(0.14)[1]	$1.92	$—	$—	$	—[2]	$17.90	11.04%[3,5]
9/30/05	13.57	(0.10)[1]	2.64	—	—		0.01	16.12	18.79[5,16]
9/30/04	11.51	(0.16)[1]	2.22	—	—		—[2]	13.57	17.90[3,5]
9/30/03[4]	8.48	(0.13)	3.16	—	—		—[2]	11.51	35.73[3,5]
9/30/02[4]	11.12	(0.14)	(2.50)	—	—		—[2]	8.48	(23.74)[5]
Investor B Class
9/30/06	$14.61	$(0.27)[1]	$1.73	$—	$—	$	—[2]	$16.07	9.99%[3,7]
9/30/05	12.39	(0.20)[1]	2.41	—	—		0.01	14.61	17.92[7,17]
9/30/04	10.59	(0.24)[1]	2.03	—	—		—	12.39	17.00[3,7]
9/30/03[4]	7.86	(0.19)	2.92	—	—		—[2]	10.59	34.73[3,7]
9/30/02[4]	10.39	(0.23)	(2.30)	—	—		—[2]	7.86	(24.35)[7]
Investor C Class
9/30/06	$14.62	$(0.26)[1]	$1.73	$—	$—	$	—[2]	$16.09	10.05%[3,7]
9/30/05	12.40	(0.19)[1]	2.40	—	—		0.01	14.62	17.90[7,17]
9/30/04	10.60	(0.25)[1]	2.04	—	—		—	12.40	16.98[3,7]
9/30/03[4]	7.86	(0.18)	2.92	—	—		—[2]	10.60	34.86[3,7]
9/30/02[4]	10.39	(0.23)	(2.30)	—	—		—[2]	7.86	(24.35)[7]
Global Science & Technology Opportunities
Institutional Class
9/30/06	$6.61	$(0.03)[1]	$0.61	$—	$—		$0.01	$7.20	8.93%[18]
9/30/05	5.42	(0.04)[1]	1.23	—	—		—[2]	6.61	21.96[3]
9/30/04	5.46	(0.07)[1]	0.03	—	—		—[2]	5.42	(0.73)[3]
9/30/03[4]	3.59	(0.05)	1.92	—	—		—[2]	5.46	52.09
9/30/02[4]	4.41	(0.06)[1]	(0.76)	—	—		—[2]	3.59	(18.59)
Service Class
9/30/06	$6.51	$(0.05)[1]	$0.60	$—	$—		$0.01	$7.07	8.60%[18]
9/30/05	5.35	(0.06)[1]	1.22	—	—		—[2]	6.51	21.68[3]
9/30/04	5.41	(0.08)[1]	0.02	—	—		—[2]	5.35	(1.11)[3]
9/30/03[4]	3.57	(0.06)[1]	1.90	—	—		—[2]	5.41	51.54
9/30/02[4]	4.39	(0.06)[1]	(0.76)	—	—		—[2]	3.57	(18.68)
Investor A Class
9/30/06	$6.45	$(0.06)[1]	$0.60	$—	$—		$0.01	$7.00	8.53%[5,19]
9/30/05	5.31	(0.07)[1]	1.21	—	—		—[2]	6.45	21.47[3,5]
9/30/04	5.38	(0.09)[1]	0.02	—	—		—[2]	5.31	(1.30)[3,5]
9/30/03[4]	3.55	(0.07)	1.90	—	—		—[2]	5.38	51.55[5]
9/30/02[4]	4.38	(0.09)	(0.74)	—	—		—[2]	3.55	(18.95)[5]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

131

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Small Cap Growth Equity (Continued)
Institutional Class
9/30/06	$426,000	0.83%	0.83%	(0.48%)	(0.48%)	74%
9/30/05	357,857	0.94	0.95	(0.40)	(0.41)	91
9/30/04	272,324	0.92	0.93	(0.73)	(0.74)	81
9/30/03[4]	164,856	0.89	0.92	(0.75)	(0.78)	167
9/30/02[4]	176,858	0.85	0.87	(0.67)	(0.69)	238
Service Class
9/30/06	$26,422	1.08%	1.08%	(0.73%)	(0.73%)	74%
9/30/05	24,491	1.19	1.19	(0.70)	(0.70)	91
9/30/04	29,569	1.20	1.20	(1.02)	(1.02)	81
9/30/03[4]	23,466	1.19	1.22	(1.05)	(1.08)	167
9/30/02[4]	29,023	1.15	1.17	(0.97)	(0.99)	238
Investor A Class
9/30/06	$176,250	1.15%	1.25%	(0.80%)	(0.90%)	74%
9/30/05	160,374	1.19	1.29	(0.66)	(0.76)	91
9/30/04	131,795	1.30	1.40	(1.12)	(1.22)	81
9/30/03[4]	102,642	1.37	1.40	(1.22)	(1.25)	167
9/30/02[4]	95,620	1.33	1.36	(1.14)	(1.17)	238
Investor B Class
9/30/06	$10,649	2.11%	2.30%	(1.77%)	(1.96%)	74%
9/30/05	15,516	1.94	1.94	(1.45)	(1.45)	91
9/30/04	23,983	2.07	2.07	(1.89)	(1.89)	81
9/30/03[4]	24,167	2.11	2.14	(1.97)	(2.00)	167
9/30/02[4]	21,958	2.07	2.10	(1.89)	(1.92)	238
Investor C Class
9/30/06	$15,667	2.02%	2.02%	(1.68%)	(1.68%)	74%
9/30/05	15,434	1.94	1.94	(1.41)	(1.41)	91
9/30/04	13,989	2.08	2.08	(1.90)	(1.90)	81
9/30/03[4]	11,396	2.11	2.14	(1.97)	(2.00)	167
9/30/02[4]	9,665	2.07	2.10	(1.89)	(1.92)	238
Global Science & Technology Opportunities (Continued)
Institutional Class
9/30/06	$1,262	1.38%	1.79%	(0.45%)	(0.86%)	132%
9/30/05	847	1.43	1.98	(0.73)	(1.28)	113
9/30/04	1,592	1.43	1.63	(1.12)	(1.32)	115
9/30/03[4]	2,821	1.35	1.63	(1.06)	(1.34)	226
9/30/02[4]	2,385	1.20	1.31	(1.00)	(1.11)	587
Service Class
9/30/06	$148	1.73%	2.06%	(0.79%)	(1.12%)	132%
9/30/05	116	1.73	2.27	(1.04)	(1.58)	113
9/30/04	86	1.73	1.94	(1.41)	(1.61)	115
9/30/03[4]	108	1.67	1.88	(1.38)	(1.59)	226
9/30/02[4]	30	1.50	1.63	(1.30)	(1.43)	587
Investor A Class
9/30/06	$13,040	1.77%	2.27%	(0.83%)	(1.33%)	132%
9/30/05	9,688	1.84	2.35	(1.16)	(1.67)	113
9/30/04	9,929	1.89	2.14	(1.56)	(1.81)	115
9/30/03[4]	11,406	1.83	2.10	(1.53)	(1.81)	226
9/30/02[4]	9,104	1.67	1.79	(1.47)	(1.59)	587

132

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Global Science & Technology Opportunities (Continued)
Investor B Class
9/30/06	$6.19	$(0.11)[1]	$0.57	$—	$—	$0.01	$6.66	7.59%[7,19]
9/30/05	5.13	(0.11)[1]	1.17	—	—	—[2]	6.19	20.66	[3,7]
9/30/04	5.24	(0.13)[1]	0.02	—	—	—[2]	5.13	(2.10)[3,7]
9/30/03[4]	3.49	(0.10)	1.85	—	—	—[2]	5.24	50.14	[7]
9/30/02[4]	4.33	(0.14)	(0.70)	—	—	—[2]	3.49	(19.40)[7]
Investor C Class
9/30/06	$6.19	$(0.11)[1]	$0.57	$—	$—	$0.01	$6.66	7.59%[7,19]
9/30/05	5.14	(0.11)[1]	1.16	—	—	—[2]	6.19	20.43	[3,7]
9/30/04	5.24	(0.13)[1]	0.03	—	—	—[2]	5.14	(1.91)[3,7]
9/30/03[4]	3.49	(0.10)	1.85	—	—	—[2]	5.24	50.14	[7]
9/30/02[4]	4.33	(0.15)	(0.69)	—	—	—[2]	3.49	(19.40)[7]

Global Resources
Institutional Class
9/30/06	$79.62	$0.57[1]	$(2.50)	$(0.53)	$(8.60)	$0.01	$68.57	(2.89)%[20]
3/01/05 - 9/30/05	58.80	0.15[1]	20.67	—	—	—[2]	79.62	35.41	[3,9]
7/01/04 - 2/28/05	41.25	(0.08)	19.52	(0.34)	(1.55)	—[2]	58.80	47.95	[9]
6/30/04	26.85	0.27	14.78	(0.65)	—	—[2]	41.25	56.49
6/30/03	23.51	(0.04)	3.38	—	—	—[2]	26.85	14.21
6/30/02[4]	22.13	(0.09)	1.47	—	—	—[2]	23.51	6.24
Investor A Class
9/30/06	$76.01	$0.32[1]	$(2.36)	$(0.48)	$(8.60)	$0.01	$64.90	(3.20)%[5,20]
3/01/05 - 9/30/05	56.23	0.03[1]	19.75	—	—	—[2]	76.01	35.18[3,5,9]
7/01/04 - 2/28/05	39.58	(0.15)	18.69	(0.34)	(1.55)	—[2]	56.23	47.69[5,9]
6/30/04	25.81	0.21	14.15	(0.59)	—	—[2]	39.58	56.06[5]
6/30/03	22.74	(0.10)	3.17	—	—	—[2]	25.81	13.50[5]
6/30/02[4]	21.50	(0.15)	1.39	—	—	—[2]	22.74	5.77[5]
Investor B Class
9/30/06	$69.43	$(0.18)[1]	$(2.09)	$(0.38)	$(8.60)	$0.01	$58.19	(3.91)%[7,20]
3/01/05 - 9/30/05	51.58	(0.19)[1]	18.04	—	—	—[2]	69.43	34.60	[3,7,9]
7/01/04 - 2/28/05	36.52	(0.32)	17.18	(0.25)	(1.55)	—[2]	51.58	47.09	[7,9]
6/30/04	23.89	(0.06)	13.14	(0.45)	—	—[2]	36.52	55.07	[7]
6/30/03	21.20	(0.23)	2.92	—	—	—[2]	23.89	12.69[7]
6/30/02[4]	20.16	(0.27)	1.31	—	—	—[2]	21.20	5.16[7]
Investor C Class
9/30/06	$69.37	$(0.17)[1]	$(2.10)	$(0.38)	$(8.60)	$0.01	$58.13	(3.92)%[7,21]
3/01/05 - 9/30/05	51.53	(0.19)[1]	18.03	—	—	—[2]	69.37	34.62	[3,7,9]
7/01/04 - 2/28/05	36.48	(0.30)	17.14	(0.24)	(1.55)	—[2]	51.53	47.01[7,9]
6/30/04	23.88	(0.03)	13.10	(0.47)	—	—[2]	36.48	55.05[7]
6/30/03	21.18	(0.23)	2.93	—	—	—[2]	23.88	12.75	[7]
6/30/02[4]	20.14	(0.28)	1.32	—	—	—[2]	21.18	5.16	[7]

All-Cap Global Resources
Institutional Class
9/30/06	$13.56	$0.02[1]	$0.26	$—	$—	$0.01	$13.85	2.14%[17]
2/16/05[12] - 9/30/05	10.00	0.02[1]	3.54	—	—	—[2]	13.56	35.60[3,9]
Service Class
9/30/06	$13.52	$(0.02)[1]	$0.24	$—	$—	$0.01	$13.75	1.70%[16]
2/16/05[12] - 9/30/05	10.00	0.03[1]	3.49	—	—	—[2]	13.52	35.20[3,9]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

133

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Global Science & Technology Opportunities (Continued)
Investor B Class
9/30/06	$10,439	2.63%	3.06%	(1.73%)	(2.16%)	132%
9/30/05	10,998	2.59	3.00	(1.91)	(2.32)	113
9/30/04	12,315	2.65	2.82	(2.33)	(2.50)	115
9/30/03[4]	16,646	2.57	2.85	(2.28)	(2.55)	226
9/30/02[4]	12,944	2.38	2.50	(2.18)	(2.29)	587
Investor C Class
9/30/06	$6,511	2.62%	2.84%	(1.67%)	(1.89%)	132%
9/30/05	2,794	2.59	3.00	(1.91)	(2.32)	113
9/30/04	3,244	2.65	2.80	(2.33)	(2.48)	115
9/30/03[4]	4,024	2.57	2.85	(2.28)	(2.55)	226
9/30/02[4]	3,010	2.59	2.72	(2.37)	(2.50)	587
Global Resources (Continued)
Institutional Class
9/30/06	$35,010	0.98%	1.02%	0.76%	0.72%	27%
3/01/05 - 9/30/05	40,906	1.04[10]	1.18[10]	0.42[10]	0.28[10]	9
7/01/04 - 2/28/05	29,188	1.01[10]	1.02[10]	(0.16)[10]	(0.17)[10]	22
6/30/04	20,044	1.04	1.04	0.79	0.79	27
6/30/03	10,144	1.30	1.31	(0.20)	(0.20)	33
6/30/02[4]	7,995	1.43	1.44	(0.42)	(0.42)	38
Investor A Class
9/30/06	$683,417	1.30%	1.41%	0.44%	0.33%	27%
3/01/05 - 9/30/05	877,120	1.34[10]	1.52[10]	0.10[10]	(0.08)[10]	9
7/01/04 - 2/28/05	676,234	1.36[10]	1.38[10]	(0.52)[10]	(0.54)[10]	22
6/30/04	406,209	1.34	1.34	0.64	0.64	27
6/30/03	103,987	1.60	1.61	(0.47)	(0.47)	33
6/30/02[4]	89,883	1.73	1.74	(0.73)	(0.73)	38
Investor B Class
9/30/06	$87,636	2.02%	2.09%	(0.27%)	(0.34%)	27%
3/01/05 - 9/30/05	117,845	2.04[10]	2.18[10]	(0.60)[10]	(0.74)[10]	9
7/01/04 - 2/28/05	94,506	2.01[10]	2.02[10]	(1.17)[10]	(1.18)[10]	22
6/30/04	66,704	2.04	2.04	(0.20)	(0.20)	27
6/30/03	29,782	2.30	2.31	(1.17)	(1.17)	33
6/30/02[4]	25,626	2.43	2.44	(1.41)	(1.41)	38
Investor C Class
9/30/06	$147,723	2.01%	2.05%	(0.26%)	(0.30%)	27%
3/01/05 - 9/30/05	201,265	2.04[10]	2.17[10]	(0.61)[10]	(0.74)[10]	9
7/01/04 - 2/28/05	169,871	2.01[10]	2.02[10]	(1.17)[10]	(1.18)[10]	22
6/30/04	122,088	2.04	2.04	(0.10)	(0.10)	27
6/30/03	37,601	2.30	2.31	(1.18)	(1.18)	33
6/30/02[4]	31,853	2.43	2.44	(1.43)	(1.43)	38
All-Cap Global Resources (Continued)
Institutional Class
9/30/06	$337,771	0.99%	1.01%	0.17%	0.15%	41%
2/16/05[12] - 9/30/05	92,147	1.04[10]	1.54[10]	0.25[10]	(0.25)[10]	12
Service Class
9/30/06	$2,368	1.34%	1.40%	(0.17%)	(0.23%)	41%
2/16/05[12] - 9/30/05	—[11]	1.34[10]	1.77[10]	0.01[10]	(0.42)[10]	12

134

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
All-Cap Global Resources (Continued)
Investor A Class
9/30/06	$13.50	$(0.02)[1]	$0.26	$—	$—	$0.01	$13.75	1.85%[5,16]
2/16/05[12] - 9/30/05	10.00	—[1,6]	3.50	—	—	—[2]	13.50	35.00[3,5,9]
Investor B Class
9/30/06	$13.44	$(0.12)[1]	$0.26	$—	$—	$0.01	$13.59	1.12%[7,17]
2/16/05[12] - 9/30/05	10.00	(0.05)[1]	3.49	—	—	—[2]	13.44	34.40[3,7,9]
Investor C Class
9/30/06	$13.46	$(0.12)[1]	$0.25	$—	$—	$0.01	$13.60	1.04%[7,16]
2/16/05[12] - 9/30/05	10.00	(0.05)[1]	3.51	—	—	—[2]	13.46	34.60[3,7,9]
Health Sciences Opportunities
Institutional Class
9/30/06	$24.45	$0.04[1]	$2.30	$—	$(0.62)	$0.01	$26.18	9.77%[22]
3/01/05 - 9/30/05	20.50	(0.06)[1]	4.02	—	(0.01)	—[2]	24.45	19.32[3,9]
2/28/05	21.15	(0.15)	0.57	—	(1.07)	—[2]	20.50	1.84
2/29/04	11.64	(0.06)	10.21	—	(0.64)	—[2]	21.15	87.73
2/28/03[4]	14.48	(0.09)	(2.71)	—	(0.04)	—[2]	11.64	(19.42)
2/28/02[4]	14.14	(0.08)	0.47	—	(0.05)	—[2]	14.48	2.76
Service Class
9/30/06	$24.15	$(0.03)[1]	$2.27	$—	$(0.62)	$0.01	$25.78	9.47%[22]
3/01/05 - 9/30/05	20.24	(0.12)[1]	4.04	—	(0.01)	—[2]	24.15	19.37[3,9]
1/28/05[12] - 2/28/05	20.30	(0.01)	(0.05)	—	—	—[2]	20.24	(0.30)[9]
Investor A Class
9/30/06	$24.11	$(0.05)[1]	$2.27	$—	$(0.62)	$0.01	$25.72	9.40%[5,22]
3/01/05 - 9/30/05	20.24	(0.09)[1]	3.97	—	(0.01)	—[2]	24.11	19.17[3,5,9]
2/28/05	20.96	(0.17)	0.52	—	(1.07)	—[2]	20.24	1.52[5]
2/29/04	11.57	(0.12)	10.15	—	(0.64)	—[2]	20.96	87.13[5]
2/28/03[4]	14.43	(0.12)	(2.70)	—	(0.04)	—[2]	11.57	(19.63)[5]
2/28/02[4]	14.14	(0.13)	0.47	—	(0.05)	—[2]	14.43	2.41[5]
Investor B Class
9/30/06	$23.31	$(0.24)[1]	$2.19	$—	$(0.62)	$0.01	$24.65	8.54%[7,22]
3/01/05 - 9/30/05	19.65	(0.17)[1]	3.84	—	(0.01)	—[2]	23.31	18.68[3,7,9]
2/28/05	20.52	(0.28)	0.48	—	(1.07)	—[2]	19.65	0.80[7]
2/29/04	11.41	(0.24)	9.99	—	(0.64)	—[2]	20.52	85.89[7]
2/28/03[4]	14.34	(0.21)	(2.68)	—	(0.04)	—[2]	11.41	(20.24)[7]
2/28/02[4]	14.14	(0.23)	0.48	—	(0.05)	—[2]	14.34	1.77[7]
Investor C Class
9/30/06	$23.26	$(0.21)[1]	$2.18	$—	$(0.62)	$0.01	$24.62	8.65%[7,22]
3/01/05 - 9/30/05	19.61	(0.18)[1]	3.84	—	(0.01)	—[2]	23.26	18.67[3,7,9]
2/28/05	20.47	(0.22)	0.43	—	(1.07)	—[2]	19.61	0.86[7]
2/29/04	11.39	(0.23)	9.95	—	(0.64)	—[2]	20.47	85.87[7]
2/28/03[4]	14.31	(0.21)	(2.67)	—	(0.04)	—[2]	11.39	(20.21)[7]
2/28/02[4]	14.11	(0.23)	0.48	—	(0.05)	—[2]	14.31	1.77[7]
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

135

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
All-Cap Global Resources (Continued)
Investor A Class
9/30/06	$248,557	1.34%	1.46%	(0.16%)	(0.28%)	41%
2/16/05[12] - 9/30/05	87,949	1.34[10]	1.87[10]	0.01[10]	(0.52)[10]	12
Investor B Class
9/30/06	$43,477	2.04%	2.13%	(0.86%)	(0.95%)	41%
2/16/05[12] - 9/30/05	16,019	2.04[10]	2.49[10]	(0.64)[10]	(1.09)[10]	12
Investor C Class
9/30/06	$136,120	2.04%	2.09%	(0.86%)	(0.91%)	41%
2/16/05[12] - 9/30/05	48,288	2.04[10]	2.48[10]	(0.70)[10]	(1.14)[10]	12
Health Sciences Opportunities (Continued)
Institutional Class
9/30/06	$112,563	1.01%	1.01%	0.17%	0.17%	157%
3/01/05 - 9/30/05	31,229	1.25[10]	1.37[10]	(0.47)[10]	(0.59)[10]	77
2/28/05	4,262	1.25	1.37	(0.59)	(0.71)	173
2/29/04	5,067	1.25	1.84	(0.38)	(0.97)	106
2/28/03[4]	988	1.25	2.75	(0.69)	(2.18)	157
2/28/02[4]	1,109	1.25	3.25	(0.56)	(2.53)	75
Service Class
9/30/06	$4,347	1.34%	1.34%	(0.12%)	(0.12%)	157%
3/01/05 - 9/30/05	66	1.55[10]	1.64[10]	(0.90)[10]	(0.99)[10]	77
1/28/05[12] - 2/28/05	—[11]	0.82[10]	0.82[10]	(0.70)[10]	(0.70)[10]	173
Investor A Class
9/30/06	$434,360	1.34%	1.45%	(0.19%)	(0.30%)	157%
3/01/05 - 9/30/05	186,545	1.55[10]	1.69[10]	(0.68)[10]	(0.82)[10]	77
2/28/05	76,550	1.58	1.73	(0.90)	(1.05)	173
2/29/04	54,638	1.55	2.11	(0.71)	(1.27)	106
2/28/03[4]	9,250	1.55	3.04	(0.99)	(2.47)	157
2/28/02[4]	13,069	1.55	3.41	(0.88)	(2.71)	75
Investor B Class
9/30/06	$78,902	2.16%	2.16%	(1.02%)	(1.02%)	157%
3/01/05 - 9/30/05	45,073	2.25[10]	2.33[10]	(1.35)[10]	(1.43)[10]	77
2/28/05	29,495	2.25	2.39	(1.58)	(1.71)	173
2/29/04	22,825	2.25	2.91	(1.44)	(2.10)	106
2/28/03[4]	9,290	2.25	3.74	(1.69)	(3.17)	157
2/28/02[4]	11,399	2.25	3.99	(1.59)	(3.30)	75
Investor C Class
9/30/06	$254,724	2.04%	2.04%	(0.87%)	(0.87%)	157%
3/01/05 - 9/30/05	84,431	2.25[10]	2.32[10]	(1.41)[10]	(1.48)[10]	77
2/28/05	25,248	2.25	2.41	(1.56)	(1.71)	173
2/29/04	11,017	2.25	2.77	(1.38)	(1.90)	106
2/28/03[4]	1,291	2.25	3.74	(1.69)	(3.18)	157
2/28/02[4]	1,314	2.25	3.99	(1.58)	(3.29)	75

136

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
U. S. Opportunities
Institutional Class
9/30/06	$25.56		$0.04[1]	$3.46	$—	$—	$0.01	$29.07	13.73%[22]
9/30/05	20.34		(0.15)[1]	5.37	—	—	—[2]	25.56	25.66[3]
9/30/04	16.56		(0.17)[1]	3.95	—	—	—[2]	20.34	22.83[3]
9/30/03[4]	13.06		(0.16)	3.66	—	—	—[2]	16.56	26.80
9/30/02[4]	17.76		(0.23)[1]	(4.06)	(0.41)	—	—[2]	13.06	(25.04)
Service Class
9/30/06	$24.96		$(0.07)[1]	$3.38	$—	$—	$0.01	$28.28	13.30%[22]
9/30/05	19.93		(0.21)[1]	5.24	—	—	—[2]	24.96	25.24[3]
9/30/04	16.27		(0.22)[1]	3.88	—	—	—[2]	19.93	22.50[3]
9/30/03[4]	12.88		(0.19)	3.58	—	—	—[2]	16.27	26.32
9/30/02[4]	17.51		(0.51)	(3.79)	(0.33)	—	—[2]	12.88	(25.26)
Investor A Class
9/30/06	$24.76		$(0.10)[1]	$3.36	$—	$—	$0.01	$28.03	13.21%[5,22]
9/30/05	19.78		(0.22)[1]	5.20	—	—	—[2]	24.76	25.18[3,5]
9/30/04	16.17		(0.26)[1]	3.87	—	—	—[2]	19.78	22.33[3,5]
9/30/03[4]	12.81		(0.21)	3.57	—	—	—[2]	16.17	26.23[5]
9/30/02[4]	17.41		(0.42)	(3.89)	(0.29)	—	—[2]	12.81	(25.39)[5]
Investor B Class
9/30/06	$23.45		$(0.29)[1]	$3.20	$—	$—	$0.01	$26.37	12.45%[7,22]
9/30/05	18.87		(0.37)[1]	4.95	—	—	—[2]	23.45	24.27[3,7]
9/30/04	15.55		(0.39)[1]	3.71	—	—	—[2]	18.87	21.35[3,7]
9/30/03[4]	12.41		(0.32)	3.46	—	—	—[2]	15.55	25.30[7]
9/30/02[4]	16.86		(0.54)	(3.78)	(0.13)	—	—[2]	12.41	(25.92)[7]
Investor C Class
9/30/06	$23.43		$(0.28)[1]	$3.18	$—	$—	$0.01	$26.34	12.42%[7,22]
9/30/05	18.85		(0.37)[1]	4.95	—	—	—[2]	23.43	24.30[3,7]
9/30/04	15.53		(0.38)[1]	3.70	—	—	—[2]	18.85	21.38[3,7]
9/30/03[4]	12.40		(0.32)	3.45	—	—	—[2]	15.53	25.24[7]
9/30/02[4]	16.85		(0.55)	(3.77)	(0.13)	—	—[2]	12.40	(25.93)[7]
Global Opportunities
Institutional Class
1/31/06[12] - 9/30/06	$10.00		$0.08[1]	$0.01	$—	$—	$0.01	$10.10	1.00%[9,23]
Service Class
1/31/06[12] - 9/30/06	$10.00		$0.05[1]	$0.02	$—	$—	$0.01	$10.08	0.80%[9,23]
Investor A
1/31/06[12] - 9/30/06	$10.00		$0.05[1]	$0.02	$—	$—	$0.01	$10.08	0.80%[5,9,23]
Investor B
1/31/06[12] - 9/30/06	$10.00	$	—[1,6]	$0.02	$—	$—	$0.01	$10.03	0.30%[7,9,23]
Investor C
1/31/06[12] - 9/30/06	$10.00	$	—[1,6]	$0.02	$—	$—	$0.01	$10.03	0.30%[7,9,23]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

137

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
U. S. Opportunities (Continued)
Institutional Class
9/30/06	$20,548	1.19%	1.49%	0.15%	(0.15%)	120%
9/30/05	6,390	1.60	1.73	(0.65)	(0.78)	94
9/30/04	6,074	1.60	1.65	(0.92)	(0.97)	106
9/30/03[4]	7,235	1.52	1.59	(0.87)	(0.94)	248
9/30/02[4]	10,867	1.45	1.49	(1.23)	(1.27)	361
Service Class
9/30/06	$1,527	1.57%	1.85%	(0.25%)	(0.53%)	120%
9/30/05	472	1.90	1.97	(0.96)	(1.03)	94
9/30/04	2,303	1.90	1.97	(1.15)	(1.22)	106
9/30/03[4]	421	1.83	1.89	(1.17)	(1.24)	248
9/30/02[4]	483	1.75	1.79	(1.51)	(1.56)	361
Investor A Class
9/30/06	$96,194	1.66%	1.95%	(0.35%)	(0.64%)	120%
9/30/05	31,277	1.97	2.08	(1.02)	(1.13)	94
9/30/04	31,282	2.04	2.15	(1.36)	(1.46)	106
9/30/03[4]	29,258	2.00	2.06	(1.34)	(1.40)	248
9/30/02[4]	28,733	1.92	1.97	(1.68)	(1.73)	361
Investor B Class
9/30/06	$36,093	2.40%	2.68%	(1.13%)	(1.41%)	120%
9/30/05	37,132	2.72	2.73	(1.77)	(1.78)	94
9/30/04	40,994	2.80	2.81	(2.12)	(2.13)	106
9/30/03[4]	41,259	2.74	2.81	(2.09)	(2.15)	248
9/30/02[4]	43,883	2.67	2.72	(2.43)	(2.47)	361
Investor C Class
9/30/06	$39,427	2.37%	2.60%	(1.07%)	(1.30%)	120%
9/30/05	20,774	2.72	2.73	(1.77)	(1.78)	94
9/30/04	20,261	2.81	2.83	(2.13)	(2.15)	106
9/30/03[4]	20,761	2.74	2.81	(2.09)	(2.15)	248
9/30/02[4]	22,020	2.67	2.72	(2.43)	(2.48)	361
Global Opportunities (Continued)
Institutional Class
1/31/06[12] - 9/30/06	$9,099	1.35%[10]	2.25%[10]	1.13%[10]	0.23%[10]	110%
Service Class
1/31/06[12] - 9/30/06	$10	1.65%[10]	6.60%[10]	0.92%[10]	(4.03%)[10]	110%
Investor A
1/31/06[12] - 9/30/06	$23,097	1.65%[10]	2.84%[10]	0.70%[10]	(0.49%)[10]	110%
Investor B
1/31/06[12] - 9/30/06	$4,907	2.40%[10]	4.95%[10]	(0.05%)[10]	(2.60%)[10]	110%
Investor C
1/31/06[12] - 9/30/06	$10,012	2.40%[10]	3.38%[10]	(0.01%)[10]	(0.99%)[10]	110%

138

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
International Opportunities
Institutional Class
9/30/06	$34.34	$0.37	[1]	$8.57	$(0.37)	$(0.76)	$0.01	$42.16	26.64%[24]
9/30/05	24.44	0.53	[1]	9.68	(0.32)	—	0.01	34.34	42.13	[22]
9/30/04	19.96	0.08	[1]	4.41	(0.02)	—	0.01	24.44	22.54	[25]
9/30/03[4]	15.22	—	[6]	4.73	—	—	0.01	19.96	31.14	[26]
9/30/02[4]	14.86	0.05		0.27	—	—	0.04	15.22	2.42	[27]
Service Class
9/30/06	$33.55	$0.29	[1]	$8.32	$(0.35)	$(0.76)	$0.01	$41.06	26.30%[24]
9/30/05	23.93	0.44	[1]	9.45	(0.28)	—	0.01	33.55	41.65	[22]
9/30/04	19.59	0.06	[1]	4.29	(0.02)	—	0.01	23.93	22.25	[25]
9/30/03[4]	14.98	0.05		4.55	—	—	0.01	19.59	30.78	[16]
9/30/02[4]	14.66	(0.02)		0.30	—	—	0.04	14.98	2.18	[27]
Investor A Class
9/30/06	$33.36	$0.23	[1]	$8.32	$(0.35)	$(0.76)	$0.01	$40.81	26.24%[5,24]
9/30/05	23.78	0.44	[1]	9.38	(0.25)	—	0.01	33.36	41.60	[5,25]
9/30/04	19.49	(0.02)[1]		4.32	(0.02)	—	0.01	23.78	22.11	[5,26]
9/30/03[4]	14.94	0.01		4.53	—	—	0.01	19.49	30.45	[5,26]
9/30/02[4]	14.65	(0.03)		0.28	—	—	0.04	14.94	1.98	[5,27]
Investor B Class
9/30/06	$31.97	$(0.07)[1]		$7.95	$(0.29)	$(0.76)	$0.01	$38.81	25.24%[7,24]
9/30/05	22.80	0.18	[1]	9.05	(0.07)	—	0.01	31.97	40.58	[7,22]
9/30/04	18.83	(0.21)[1]		4.19	(0.02)	—	0.01	22.80	21.18	[7,25]
9/30/03[4]	14.54	(0.12)		4.40	—	—	0.01	18.83	29.51	[7,25]
9/30/02[4]	14.37	(0.16)		0.29	—	—	0.04	14.54	1.18	[7,28]
Investor C Class
9/30/06	$31.93	$(0.04)[1]		$7.93	$(0.29)	$(0.76)	$0.01	$38.78	25.33%[7,24]
9/30/05	22.80	0.21	[1]	9.01	(0.10)	—	0.01	31.93	40.60	[7,25]
9/30/04	18.84	(0.21)[1]		4.18	(0.02)	—	0.01	22.80	21.12	[7,25]
9/30/03[4]	14.54	(0.11)		4.40	—	—	0.01	18.84	29.57	[7,25]
9/30/02[4]	14.36	(0.15)		0.29	—	—	0.04	14.54	1.25	[7,27]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

139

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
International Opportunities (Continued)
Institutional Class
9/30/06	$336,000	1.33%	1.33%	0.91%	0.91%	91%
9/30/05	216,070	1.45	1.51	1.81	1.75	86
9/30/04	96,535	1.45	1.58	0.31	0.17	98
9/30/03[4]	57,950	1.41	1.51	0.42	0.32	72
9/30/02[4]	54,164	1.33	1.43	0.27	0.17	104
Service Class
9/30/06	$128,879	1.57%	1.58%	0.73%	0.72%	91%
9/30/05	44,308	1.74	1.76	1.52	1.50	86
9/30/04	19,167	1.75	1.91	0.21	0.05	98
9/30/03[4]	1,573	1.72	1.80	0.30	0.22	72
9/30/02[4]	670	1.60	1.70	(0.17)	(0.27)	104
Investor A Class
9/30/06	$407,282	1.63%	1.74%	0.62%	0.51%	91%
9/30/05	253,710	1.75	1.86	1.53	1.42	86
9/30/04	99,879	1.89	2.06	(0.06)	(0.24)	98
9/30/03[4]	37,934	1.89	1.98	0.05	(0.04)	72
9/30/02[4]	25,969	1.80	1.91	(0.17)	(0.27)	104
Investor B Class
9/30/06	$91,605	2.43%	2.43%	(0.22%)	(0.22%)	91%
9/30/05	73,946	2.50	2.51	0.68	0.67	86
9/30/04	45,167	2.65	2.72	(0.94)	(1.00)	98
9/30/03[4]	31,454	2.63	2.72	(0.74)	(0.83)	72
9/30/02[4]	25,917	2.54	2.64	(0.93)	(1.03)	104
Investor C Class
9/30/06	$205,958	2.37%	2.37%	(0.13%)	(0.13%)	91%
9/30/05	130,138	2.50	2.51	0.75	0.74	86
9/30/04	54,894	2.65	2.72	(0.86)	(0.93)	98
9/30/03[4]	26,912	2.63	2.72	(0.71)	(0.80)	72
9/30/02[4]	18,599	2.55	2.66	(0.95)	(1.05)	104

140

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Asset Allocation*
Institutional Class
9/30/06	$15.51	$0.31	[1]	$0.66	$(0.30)	$(0.65)	$	—[2]	$15.53	6.53%[3]
3/01/05 - 9/30/05	14.99	0.17	[1]	0.52	(0.17)	—		—[2]	15.51	4.66	[3,9]
4/01/04 - 2/28/05	14.91	0.20		0.82	(0.40)	(0.54)		—[2]	14.99	7.17	[9]
3/31/04	11.38	0.24		3.54	(0.25)	—		—[2]	14.91	33.46
3/31/03[4]	14.17	0.28		(2.68)	(0.33)	(0.06)		—[2]	11.38	(17.12)
3/31/02[4]	14.05	0.32		0.83	(0.35)	(0.68)		—[2]	14.17	8.47
Service Class
9/30/06	$15.49	$0.27	[1]	$0.65	$(0.25)	$(0.65)	$	—[2]	$15.51	6.24%[3]
3/01/05 - 9/30/05	14.97	0.14	[1]	0.52	(0.14)	—		—[2]	15.49	4.44	[3,9]
1/28/05[12] - 2/28/05	14.63	0.01		0.33	—	—		—[2]	14.97	2.32	[9]
Investor A Class
9/30/06	$15.48	$0.25	[1]	$0.66	$(0.24)	$(0.65)	$	—[2]	$15.50	6.12%[3,5]
3/01/05 - 9/30/05	14.95	0.13	[1]	0.53	(0.13)	—		—[2]	15.48	4.44	[3,5,9]
4/01/04 - 2/28/05	14.89	0.18		0.80	(0.38)	(0.54)		—[2]	14.95	6.78	[5,9]
3/31/04	11.36	0.19		3.55	(0.21)	—		—[2]	14.89	32.94	[5]
3/31/03[4]	14.15	0.24		(2.68)	(0.29)	(0.06)		—[2]	11.36	(17.37)[5]
3/31/02[4]	14.03	0.28		0.83	(0.31)	(0.68)		—[2]	14.15	8.15	[5]
Investor B Class
9/30/06	$15.34	$0.13	[1]	$0.65	$(0.12)	$(0.65)	$	—[2]	$15.35	5.30%[3,7]
3/01/05 - 9/30/05	14.81	0.07	[1]	0.51	(0.05)	—		—[2]	15.34	3.94	[3,7,9]
4/01/04 - 2/28/05	14.74	0.08		0.81	(0.28)	(0.54)		—[2]	14.81	6.20	[7,9]
3/31/04	11.26	0.10		3.49	(0.11)	—		—[2]	14.74	32.03	[7]
3/31/03[4]	14.01	0.15		(2.63)	(0.21)	(0.06)		—[2]	11.26	(17.91)[7]
3/31/02[4]	13.90	0.17		0.83	(0.21)	(0.68)		—[2]	14.01	7.30	[7]
Investor C Class
9/30/06	$15.33	$0.15	[1]	$0.65	$(0.14)	$(0.65)	$	—[2]	$15.34	5.42%[3,7]
3/01/05 - 9/30/05	14.81	0.06	[1]	0.52	(0.06)	—		—[2]	15.33	3.90	[3,7,9]
4/01/04 - 2/28/05	14.74	0.08		0.81	(0.28)	(0.54)		—[2]	14.81	6.20	[7,9]
3/31/04	11.25	0.10		3.50	(0.11)	—		—[2]	14.74	32.14	[7]
3/31/03[4]	14.01	0.15		(2.65)	(0.21)	(0.05)		—[2]	11.25	(17.96)[7]
3/31/02[4]	13.89	0.18		0.80	(0.19)	(0.67)		—[2]	14.01	7.31	[7]

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of a State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Class A, Class B and Class C shares, respectively.

[1]	Calculated using the average shares outstanding method.

[2]	Redemption fees added to paid-in capital are less than $0.005 per share.

[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

[4]	Audited by other auditors.

[5]	Sales load not reflected in total return.

[6]	Net investment income is less than $0.01 per share.

[7]	Contingent deferred sales load not reflected in total return.

[8]	The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.

[9]	Not annualized.

[10]	Annualized.

[11]	Net assets end of period are less than $500.

[12]	Commencement of operations of share class.

[13]	The total return includes an impact of 9 basis points related to payments made by SSRM prior to January 31, 2005.

[14]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 42 basis points.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

141

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS		RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
Asset Allocation* (Continued)
Institutional Class
9/30/06	$32,545	0.83%		0.91%		2.04%		1.96%		136%
3/01/05 - 9/30/05	29,752	0.86	[10]	1.11	[10]	1.90	[10]	1.65	[10]	90
4/01/04 - 2/28/05	31,328	1.03	[10]	1.05	[10]	1.71	[10]	1.70	[10]	101
3/31/04	21,989	1.15		1.15		1.74		1.74		216
3/31/03[4]	17,992	1.12		1.13		2.21		2.21		181
3/31/02[4]	26,821	1.10		1.11		2.27		2.27		186
Service Class
9/30/06	$2,201	1.11%		1.17%		1.76%		1.70%		136%
3/01/05 - 9/30/05	2,171	1.16	[10]	1.36	[10]	1.60	[10]	1.40	[10]	90
1/28/05[12] - 2/28/05	2,171	1.16	[10]	1.26	[10]	(0.17)[10]		(0.27)[10]		101
Investor A Class
9/30/06	$482,284	1.23%		1.36%		1.63%		1.50%		136%
3/01/05 - 9/30/05	491,557	1.25	[10]	1.46	[10]	1.51	[10]	1.30	[10]	90
4/01/04 - 2/28/05	526,929	1.24	[10]	1.32	[10]	1.55	[10]	1.47	[10]	101
3/31/04	357,100	1.45		1.45		1.43		1.43		216
3/31/03[4]	252,069	1.42		1.43		1.92		1.92		181
3/31/02[4]	320,614	1.40		1.41		1.95		1.95		186
Investor B Class
9/30/06	$175,826	2.00%		2.03%		0.86%		0.83%		136%
3/01/05 - 9/30/05	181,583	2.01	[10]	2.11	[10]	0.75	[10]	0.65	[10]	90
4/01/04 - 2/28/05	187,689	2.04	[10]	2.04	[10]	0.73	[10]	0.73	[10]	101
3/31/04	133,083	2.15		2.15		0.72		0.72		216
3/31/03[4]	75,963	2.12		2.13		1.22		1.22		181
3/31/02[4]	81,440	2.10		2.11		1.25		1.25		186
Investor C Class
9/30/06	$80,286	1.91%		1.94%		0.97%		0.94%		136%
3/01/05 - 9/30/05	67,371	2.00	[10]	2.11	[10]	0.75	[10]	0.64	[10]	90
4/01/04 - 2/28/05	65,357	2.04	[10]	2.04	[10]	0.76	[10]	0.76	[10]	101
3/31/04	42,262	2.15		2.15		0.72		0.72		216
3/31/03[4]	19,079	2.12		2.13		1.21		1.21		181
3/31/02[4]	13,226	2.10		2.11		1.26		1.26		186

[15]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 59 basis points.

[16]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 7 basis points.

[17]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 8 basis points.

[18]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 15 basis points.

[19]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 16 basis points.

[20]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.

[21]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 1 basis point.

[22]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

[23]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 10 basis points.

[24]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 3 basis points.

[25]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 5 basis points.

[26]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 6 basis points.

[27]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 27 basis points.

[28]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 28 basis points.

142

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 portfolios, 17 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B, and Investor C. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, there were no shares outstanding for the Hillard Lyons Class.

The following Portfolio of the Fund changed its name during the year ended September 30, 2006:

FORMER NAME	NEW NAME
Health Sciences Portfolio	Health Sciences Opportunities Portfolio

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”) has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Fund Reorganizations

BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), acquired SSRM Holdings, LLC., the parent of State Street Research & Management Co. (“SSRM”), the investment advisor of the former State Street Research mutual funds.

The board of trustees (the “Board”) and shareholders of the State Street Research Funds approved a reorganization with similarly-managed BlackRock Portfolios (the “Reorganization”), as indicated below. In connection with the Reorganization, five State Street Research Funds reorganized with newly established BlackRock Portfolios, as indicated below. The Reorganization was a tax-free event and took place after the close of business on January 28, 2005.

STATE STREET RESEARCH FUNDS	BLACKROCK PORTFOLIOS
Investment Trust	Investment Trust[1,2]
Large-Cap Analyst	Investment Trust[1,2]
Mid-Cap Growth	Mid-Cap Growth Equity[2]
Mid-Cap Value[2]	Mid-Cap Value Equity
Asset Allocation[2]	Asset Allocation[3]
Legacy[2]	Legacy[4]
Aurora[2]	Aurora[4]
Emerging Growth[2]	Small/Mid-Cap Growth[4]
Global Resources[2]	Global Resources[4]
Health Sciences[2]	Health Sciences Opportunities[4]

[1]	Effective January 31, 2005, the BlackRock Select Equity Portfolio changed its name to the BlackRock Investment Trust Portfolio.

[2]	Denotes the surviving or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-Reorganization funds.

[3]	Effective January 31, 2005, the BlackRock Balanced Portfolio changed its name to the BlackRock Asset Allocation Portfolio.

[4]	New BlackRock Portfolios.

143

BLACKROCK FUNDS

Under the Agreements and Plans of Reorganizations with respect to the Reorganization, the State Street Research Class A, Class B and Class R Shares were exchanged for BlackRock Investor A Class Shares, State Street Research Class B(1) Shares were exchanged for BlackRock Investor B Class Shares, State Street Research Class C Shares were exchanged for BlackRock Investor C Class Shares and State Street Research Class S Shares were exchanged for BlackRock Institutional Class Shares. The conversion ratios for each Share Class mentioned above were as follows:

STATE STREET RESEARCH FUNDS	CLASS A	CLASS B(1)	CLASS B	CLASS C	CLASS R	CLASS S
Investment Trust	0.77806224	0.77277277	0.75918073	0.77475000	—	0.78011714
Large-Cap Analyst	0.89751180	0.89305973	0.87054964	0.89425000	—	0.89987336
Mid-Cap Growth	0.73009098	0.67146166	0.63731327	0.67353407	—	0.73322751
Mid-Cap Value	1.57950264	1.62345461	1.56116554	1.63087248	1.57489743	1.56483770
Asset Allocation	0.71991517	0.72321182	0.71704180	0.72727901	—	0.71889936
Legacy	1.00000000	1.00000000	0.98101559	1.00000000	0.99614138	1.00000000
Aurora	1.00000000	1.00000000	0.95337751	1.00000000	—	1.00000000
Emerging Growth	1.00000000	1.00000000	0.91664065	1.00000000	0.99539494	1.00000000
Global Resources	1.00000000	1.00000000	0.92094612	1.00000000	0.99768147	1.00000000
Health Sciences	1.00000000	1.00000000	0.96497882	1.00000000	—	1.00000000

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

EXISTING BLACKROCK PORTFOLIOS	COMBINED NET ASSETS AS OF JANUARY 28, 2005	PRIOR NET ASSETS AS OF JANUARY 28, 2005	BLACKROCK PORTFOLIO’S SHARES ISSUED	STATE STREET RESEARCH FUNDS’ SHARES REDEEMED
Investment Trust	$1,498,152,592	$94,173,891	112,830,577	144,941,372
Mid-Cap Growth Equity	469,599,671	112,602,647	40,325,986	56,565,182
Mid-Cap Value Equity	700,767,573	31,360,120	56,941,640	35,763,533
Asset Allocation	808,215,456	118,597,457	47,307,662	65,619,686

NEW BLACKROCK PORTFOLIOS	COMBINED NET ASSETS AS OF JANUARY 28, 2005	PRIOR NET ASSETS AS OF JANUARY 28, 2005	BLACKROCK PORTFOLIOS’ SHARES ISSUED	STATE STREET RESEARCH FUND’S SHARES REDEEMED
Legacy	$303,167,930	N/A	23,774,854	23,821,894
Aurora	3,307,156,075	N/A	88,632,067	88,854,760
Small/Mid-Cap Growth	352,288,988	N/A	27,815,846	27,932,833
Global Resources	825,347,266	N/A	17,184,504	17,250,833
Health Sciences Opportunities	138,374,397	N/A	6,894,017	6,898,634

Included in the net assets from the State Street Research Funds were the following components:

STATE STREET RESEARCH FUND	PAID IN CAPITAL	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED REALIZED GAIN (LOSS)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	NET ASSETS
Investment Trust	$1,347,362,021	$884,681	$(310,301,295)	$325,455,127	$1,363,400,534
Large-Cap Analyst	40,605,783	(20,664)	(3,696,837)	3,689,885	40,578,167
Mid-Cap Growth	578,507,467	(1,354,506)	(280,110,666)	59,954,730	356,997,025
Legacy	385,380,697	1,305,278	(123,774,086)	40,256,041	303,167,930
Mid-Cap Value	578,833,036	289,106	(794,901)	91,080,212	669,407,453
Aurora	2,419,708,570	(9,149,900)	259,837,698	636,759,707	3,307,156,075
Emerging Growth	341,584,995	(1,676,121)	(34,054,396)	46,434,510	352,288,988
Global Resources	501,649,873	(4,726,637)	46,159,901	282,264,129	825,347,266
Health Sciences	124,221,974	(1,286,711)	118,458	15,320,676	138,374,397
Asset Allocation	628,277,636	(4,066,275)	2,317,491	63,089,147	689,617,999

144

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In April of 2005, BlackRock determined that in violation of the investment policy, the BlackRock Asset Allocation Portfolio held high yield bonds as a result of the Reorganization. The Portfolio sold the bonds and BlackRock reimbursed the Portfolio for the realized losses incurred from the date of the Reorganization through April 18, 2005. The amount of the reimbursement for the realized losses was $92,690.

(C)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.

The Fund is not obligated for costs associated with the registration of restricted securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly or annually for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report forward foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

145

BLACKROCK FUNDS

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2006, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE LOSS
Global Science & Technology Opportunities
10/03/06	675,000	Brazilian Real	$311,203	$310,178	$(1,025)
10/03/06	235,000	Brazilian Real	108,425	107,988	(437)
10/23/06	665,000	Brazilian Real	306,522	304,278	(2,244)
01/10/07	215,000	Euro	274,498	274,122	(376)
01/10/07	212,000	Japanese Yen	1,823	1,821	(2)

			$1,002,471	$998,387	$(4,084)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Science & Technology Opportunities
10/02/06	215,000	Euro Spot	$273,050	$272,632	$418
10/02/06	212,000	Japanese Yen Spot	1,798	1,794	4
10/03/06	910,000	Brazilian Real	423,650	418,167	5,483
10/23/06	500,000	Brazilian Real	228,728	228,780	(52)
01/10/07	136,637,500	Japanese Yen	1,185,061	1,173,435	11,626
01/10/07	3,125,000	Hong Kong Dollar	402,966	402,418	548
01/10/07	1,060,000	Euro	1,363,817	1,351,486	12,331
01/10/07	303,000	Swiss Franc	248,083	244,781	3,302
01/10/07	164,000	British Pound	312,349	307,370	4,979
01/10/07	32,000,000	Taiwan Dollar	979,792	973,049	6,743

			$5,419,294	$5,373,912	$45,382

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE LOSS
Global Resources
10/03/06	990,000	Canadian Dollar Spot	$888,398	$885,708	$(2,690)

146

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Opportunities
10/02/06	233,255,000	Japanese Yen Spot	$1,978,582	$1,974,646	$3,936
10/02/06	5,000	Euro Spot	6,350	6,340	10
10/03/06	5,000	Singapore Dollar Spot	3,149	3,148	1
10/03/06	1,400,000	Brazilian Real	645,161	643,333	1,828
10/23/06	765,000	Brazilian Real	349,954	350,034	(80)
01/10/07	501,000	Canadian Dollar	449,531	449,633	(102)
01/10/07	54,155,000	Japanese Yen	469,834	465,079	4,755
01/10/07	314,656,000	Japanese Yen	2,729,020	2,702,247	26,773
01/10/07	5,422,732	Swedish Krona	754,838	745,339	9,499
01/10/07	845,500	Hong Kong Dollar	108,933	108,878	55
01/10/07	593,000	Hong Kong Dollar	76,472	76,363	109
01/10/07	1,889,000	Hong Kong Dollar	243,585	243,254	331
01/10/07	1,539,500	Hong Kong Dollar	198,553	198,248	305
01/10/07	519,500	Singapore Dollar	328,797	328,837	(40)
01/10/07	800,000	Euro	1,029,622	1,019,989	9,633
01/10/07	520,000	Euro	663,373	662,993	380
01/10/07	215,000	Euro	274,280	274,122	158
01/10/07	545,500	Swiss Franc	446,632	440,687	5,945
01/10/07	2,599,040	Poland Zloty	833,227	832,763	464

			$11,589,893	$11,525,933	$63,960

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Opportunities
10/03/06	519,500	Singapore Dollar Spot	$327,162	$327,090	$(72)
10/03/06	520,000	Euro Spot	659,932	659,388	(544)
10/03/06	365,000	Brazilian Real	168,405	167,727	(678)
10/03/06	1,035,000	Brazilian Real	477,178	475,607	(1,571)
10/23/06	1,015,000	Brazilian Real	467,850	464,425	(3,425)
01/10/07	691,500	Australian Dollar	518,026	514,195	(3,831)
01/10/07	500,000	Canadian Dollar	449,315	448,735	(580)
01/10/07	2,468,000	Norwegian Krone	378,760	380,303	1,543
01/10/07	233,255,000	Japanese Yen	2,005,639	2,003,180	(2,459)
01/10/07	5,000	Singapore Dollar	3,165	3,165	—
01/10/07	800,000	Singapore Dollar	507,646	506,390	(1,256)
01/10/07	655,000	Euro	833,227	835,116	1,889
01/10/07	700,000	Euro	902,413	892,491	(9,922)
01/10/07	5,000	Euro	6,384	6,375	(9)
01/10/07	856,000	Euro	1,100,642	1,091,389	(9,253)
01/10/07	400,000,000	Korean Won	424,178	423,859	(319)
01/10/07	1,216,500	British Pound	2,316,219	2,279,972	(36,247)
01/10/07	16,000,000	Taiwan Dollar	489,896	486,524	(3,372)
01/10/07	2,355,000	Poland Zloty	760,451	754,569	(5,882)
01/12/07	1,400,000	Brazilian Real	633,198	631,281	(1,917)

			$13,429,686	$13,351,781	$(77,905)

147

BLACKROCK FUNDS

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
International Opportunities
10/02/06	1,209,058,000	Japanese Yen Spot	$10,255,815	$10,235,412	$20,403
10/02/06	5,605,000	Euro Spot	7,118,350	7,107,442	10,908
10/03/06	7,011,000	Singapore Dollar Spot	4,414,987	4,414,292	695
10/03/06	35,726,000	Brazilian Real	16,463,594	16,416,943	46,651
10/23/06	18,645,000	Brazilian Real	8,529,277	8,531,228	(1,951)
01/10/07	247,007,000	Norwegian Krone	37,907,766	38,062,208	(154,442)
01/10/07	10,626,737,000	Japanese Yen	92,165,975	91,261,785	904,190
01/10/07	1,823,020,000	Japanese Yen	15,816,040	15,655,988	160,052
01/10/07	163,686,410	Swedish Krona	22,784,952	22,498,225	286,727
01/10/07	3,984,000	Hong Kong Dollar	513,295	513,036	259
01/10/07	3,314,000	Hong Kong Dollar	427,367	426,757	610
01/10/07	1,612,000	British Pound	3,020,915	3,021,221	(306)
01/10/07	297,000	British Pound	561,637	556,640	4,997
01/10/07	2,794,500	British Pound	5,301,876	5,237,472	64,404
01/10/07	63,468,160	Poland Zloty	20,347,284	20,335,942	11,342

			$245,629,130	$244,274,591	$1,354,539

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
International Opportunities
10/02/06	297,000	British Pound Spot	$561,122	$556,086	$(5,036)
10/02/06	129,000	British Pound Spot	241,798	241,533	(265)
10/03/06	23,070,000	Japanese Yen Spot	195,426	195,302	(124)
10/03/06	1,655,000	Hong Kong Dollar Spot	212,420	212,434	14
10/03/06	1,612,000	British Pound Spot	3,017,986	3,018,218	232
10/03/06	9,291,000	Brazilian Real	4,286,703	4,269,435	(17,268)
10/03/06	26,435,000	Brazilian Real	12,187,644	12,147,508	(40,136)
10/23/06	24,975,000	Brazilian Real	11,511,869	11,427,590	(84,279)
01/10/07	35,362,000	Australian Dollar	26,490,876	26,294,967	(195,909)
01/10/07	27,891,500	Canadian Dollar	25,022,675	25,031,788	9,113
01/10/07	1,209,058,000	Japanese Yen	10,396,063	10,383,318	(12,745)
01/10/07	7,011,000	Singapore Dollar	4,437,791	4,437,875	84
01/10/07	5,605,000	Euro	7,156,100	7,146,303	(9,797)
01/10/07	15,995,000	Euro	20,347,284	20,393,418	46,134
01/10/07	34,939,000	Euro	44,924,464	44,546,772	(377,692)
01/10/07	40,000,000	Swiss Franc	32,746,623	32,314,364	(432,259)
01/10/07	42,723,000	Mexican Peso	3,845,655	3,864,342	18,687
01/10/07	23,535,250	British Pound	44,811,183	44,109,930	(701,253)
01/10/07	64,505,000	Poland Zloty	20,829,257	20,668,158	(161,099)
01/12/07	35,726,000	Brazilian Real	16,158,299	16,109,371	(48,928)

			$289,381,238	$287,368,712	$(2,012,526)

148

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Asset Allocation
10/02/06	31,563,000	Japanese Yen Spot	$267,733	$267,200	$533
10/02/06	111,000	Euro Spot	140,970	140,754	216
10/03/06	153,000	Singapore Dollar Spot	96,348	96,333	15
10/03/06	134,861	Euro Spot	170,616	171,012	(396)
10/03/06	825,000	Brazilian Real	380,184	379,107	1,077
10/23/06	430,000	Brazilian Real	196,706	196,751	(45)
01/10/07	6,908,750	Norwegian Krone	1,060,275	1,064,595	(4,320)
01/10/07	15,000,000	Japanese Yen	129,010	128,819	191
01/10/07	60,000,000	Japanese Yen	520,544	515,276	5,268
01/10/07	239,073,000	Japanese Yen	2,073,487	2,053,145	20,342
01/10/07	3,368,600	Swedish Krona	468,905	463,004	5,901
01/10/07	86,000	Hong Kong Dollar	11,090	11,074	16
01/10/07	103,000	Hong Kong Dollar	13,270	13,263	7
01/10/07	13,000	Singapore Dollar	8,249	8,229	20
01/10/07	2,014,756	Euro	2,592,225	2,568,787	23,438
01/10/07	3,865,739	Mexican Peso	347,969	349,660	(1,691)
01/10/07	64,500	British Pound	122,373	120,886	1,487
01/10/07	7,000	British Pound	13,237	13,119	118
01/10/07	38,000	British Pound	71,213	71,220	(7)
01/10/07	945,000	South African Rand	122,495	120,136	2,359
01/10/07	1,468,160	Poland Zloty	470,678	470,416	262

			$9,277,577	$9,222,786	$54,791

149

BLACKROCK FUNDS

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Asset Allocation
10/02/06	7,000	British Pound Spot	$13,225	$13,106	$(119)
10/02/06	2,500	British Pound Spot	4,686	4,681	(5)
10/03/06	23,000	Canadian Dollar Spot	20,640	20,578	(62)
10/03/06	481,000	Japanese Yen Spot	4,075	4,072	(3)
10/03/06	1,250,368	Swedish Krona Spot	170,616	170,625	9
10/03/06	42,000	Hong Kong Dollar Spot	5,391	5,391	—
10/03/06	38,000	British Pound Spot	71,144	71,149	5
10/03/06	215,000	Brazilian Real	99,197	98,797	(400)
10/03/06	610,000	Brazilian Real	281,236	280,310	(926)
10/23/06	575,000	Brazilian Real	265,038	263,098	(1,940)
01/10/07	820,000	Australian Dollar	614,290	609,747	(4,543)
01/10/07	272,000	Canadian Dollar	244,023	244,112	89
01/10/07	31,563,000	Japanese Yen	271,394	271,061	(333)
01/10/07	153,000	Singapore Dollar	96,845	96,847	2
01/10/07	937,500	Euro	1,205,435	1,195,301	(10,134)
01/10/07	370,000	Euro	470,678	471,745	1,067
01/10/07	111,000	Euro	141,718	141,524	(194)
01/10/07	865,500	Swiss Franc	708,555	699,202	(9,353)
01/10/07	1,535,000	Mexican Peso	138,171	138,842	671
01/10/07	607,000	British Pound	1,155,730	1,137,644	(18,086)
01/10/07	1,455,000	Poland Zloty	469,833	466,199	(3,634)
01/12/07	825,000	Brazilian Real	373,134	372,004	(1,130)

			$6,825,054	$6,776,035	$(49,019)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Health Sciences Opportunities
10/02/06	2,000	Euro Spot	$2,540	$2,536	$4
01/10/07	2,000,000	Swiss Franc	1,615,591	1,615,718	(127)
01/10/07	8,600,000	Swiss Franc	7,041,314	6,947,588	93,726
01/10/07	1,700,000	Swiss Franc	1,387,352	1,373,361	13,991

			$10,046,797	$9,939,203	$107,594

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE LOSS
Health Sciences Opportunities
10/03/06	2,000,000	Swiss Franc Spot	$1,600,128	$1,599,424	$(704)
01/10/07	2,000	Euro	2,553	2,549	(4)

			$1,602,681	$1,601,973	$(708)

Swap Agreements — The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest or a specified amount of a currency (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into these

150

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

At September 30, 2006, Asset Allocation had the following swap agreements outstanding:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional Amount (U.S. Dollars)		Unrealized Appreciation (Depreciation)
Asset Allocation	Barclaysbank PLC	06/12/2008	5.42%	5.39%[1]	$3,400,000		$59,965
	Deutsche Bank	08/15/2008	5.41%	5.41%[1]	6,100,000		(13,271)
	Bank of America	07/12/2009	5.63%	5.50%[1]	4,400,000		12,182
	Bank of America	07/26/2009	5.50%	5.49%[1]	7,500,000		10,559
	Morgan Stanley	06/17/2010	4.31%	5.39%[1]	600,000		(8,942)
	Morgan Stanley	07/01/2010	4.17%	5.37%[1]	11,300,000		(380,247)
	Union Bank of Switzerland	09/27/2010	4.51%	5.37%[1]	100,000		(2,028)
	Deutsche Bank	11/07/2010	5.00%	5.48%[1]	3,100,000		28,235
	Deutsche Bank	06/20/2011	TBD [2]	0.75%	6,390,000		8,006
	Goldman Sachs	10/01/2014	5.37%[1]	4.51%	600,000		19,196
	Union Bank of Switzerland	03/23/2015	5.39%	4.96%[1]	5,000,000		64,000
	JP Morgan Chase	05/26/2015	5.40%[1]	4.50%	1,700,000		58,055
	Morgan Stanley	07/01/2015	5.51%	4.39%[1]	6,300,000		351,922
	Morgan Stanley	08/02/2015	4.73%	5.47%[1]	600,000		(18,789)
	Citibank	12/23/2015	6.65%	7.37%[3]	2,400,000	NZD	(474)
	Barclaysbank PLC	06/20/2016	TBD [4]	0.65%	2,750,000		(7,601)
	JP Morgan Chase	07/14/2016	5.55%	5.72%[1]	2,300,000		70,100

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.

[2]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.HVOL.4

[3]	Rate shown is based on the 3 month NZD LIBOR as of the most recent payment date.

[4]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.6

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Preferred Stock — The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these

151

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securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Asset-Backed Securities — The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage Pass-Through Securities — The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Mortgage Obligations — The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — The Portfolios may invest in Bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling

152

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Repurchase Agreements — Money market instruments may be purchased from banks and non-bank dealers subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the federal Reserve book-entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by and under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Futures Transactions — The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The Portfolios may also invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, for other hedging purposes. Certain Portfolios may also invest in these instruments to increase returns. These Portfolios’ futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — Asset Allocation may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolio’s limit on illiquid securities.

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BLACKROCK FUNDS

Investing in Government Sponsored Enterprises — Asset Allocation invests in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar U.S. government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the U.S. government.

Option Put and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than 25% of the value of its total assets (measured at the time an option is written). There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Put and Calls — The Portfolios may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock. The Portfolios bear the market risk arising from any change in index values or interest rates.

Purchased and written option and swaption transactions entered into during the year ended September 30, 2006, are summarized as follows:

	HEALTH SCIENCES OPPORTUNITIES		ASSET ALLOCATION		ALL-CAP GLOBAL RESOURCES		GLOBAL RESOURCES
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 09/30/05	(4,890)	$(632,059)	(3,130)	$(1,337,580)	—	$—	—	$—
Purchased	5,680	312,482	1,662,554	1,378,625	16,961,000	251,915	69,731,000	1,035,691
Written	(64,477)	(6,676,749)	(140)	(66,639)	—	—	—	—
Expired	21,946	2,365,592	(832)	(362,735)	—	—	—	—
Closed	36,209	4,163,368	(380)	(270,513)	—	—	—	—

Balance at 09/30/06	(5,532)	$(467,366)	1,658,072	$(658,842)	16,961,000	$251,915	69,731,000	$1,035,691

154

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TBA Purchase Commitments — The Portfolios may enter into to be announced (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Mortgage Dollar Rolls — Asset Allocation may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio receives compensation, in either “fee” or “drop”, as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financing Transactions — The Portfolios may enter into financial transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are pro-rated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.
(D) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor for each of the Portfolios. BlackRock Financial Management, Inc. (“BFM”), a wholly-owned subsidiary of BlackRock, serves as the sub-advisor for Asset Allocation and for a portion of the assets of Global Opportunities. BlackRock International, Ltd. (“BIL”), an indirect wholly-owned subsidiary of BlackRock, serves as the sub-advisor for International Opportunities. BlackRock is an affiliate of Merill Lynch and PNC.

155

BLACKROCK FUNDS

For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio’s average daily net assets:

AVERAGE DAILY NET ASSETS	INVESTMENT TRUST, SMALL CAP VALUE EQUITY, SMALL CAP GROWTH EQUITY AND ASSET ALLOCATION
first $1 billion	0.55%
$1 billion - $2 billion	0.50
$2 billion - $3 billion	0.475
greater than $3 billion	0.45

AVERAGE DAILY NET ASSETS	MID-CAP VALUE EQUITY AND MID-CAP GROWTH EQUITY	U.S. OPPORTUNITIES	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES AND GLOBAL OPPORTUNITIES
first $1 billion	0.80%	1.10%	0.90%
$1 billion - $2 billion	0.70	1.05	0.85
$2 billion - $3 billion	0.65	1.025	0.80
greater than $3 billion	0.625	1.00	0.75

AVERAGE DAILY NET ASSETS	SMALL/MID-CAP GROWTH, GLOBAL RESOURCES, ALL-CAP GLOBAL RESOURCES, AND HEALTH SCIENCES OPPORTUNITIES	LEGACY	AURORA	INTERNATIONAL OPPORTUNITIES
first $1 billion	0.75%	0.65%	0.85%	1.00%
$1 billion-$2 billion	0.70	0.60	0.80	0.95
$2 billion-$3 billion	0.675	0.575	0.75	0.90
greater than $3 billion	0.65	0.55	0.70	0.85

Small Cap Core Equity pays an advisory fee at a an annual rate of 1.00% of average net assets.

Prior to January 31, 2005, the following Funds had entered into an agreement with SSRM to provide advisory, statistical and research facilities and services. Fees were earned monthly at the following annual rates:

State Street Research Legacy Fund — 0.65% of net assets

State Street Research Mid-Cap Value Equity Fund — 0.65% of net assets

State Street Research Aurora Fund — 0.85% of net assets

State Street Research Emerging Growth Fund — 0.75% of net assets

State Street Research Global Resources Fund — 0.75% of net assets

State Street Research Health Sciences Fund — 0.75% of net assets

State Street Research Asset Allocation Fund — 0.75% of the first $500 million in net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.

BlackRock pays BIL and BFM fees for their sub-advisory services.

PFPC Trust Company, (“PTC”), an indirect subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

156

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PFPC, Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent have voluntarily waived a portion of their fees during the period. Prior to January 31, 2005, State Street Bank and Trust Co. served as the State Street Research Funds’ custodian and record keeper for the State Street Research Legacy Fund, State Street Research Mid-Cap Value Fund, State Street Research Aurora Fund, State Street Research Emerging Growth Fund, State Street Research Global Resources Fund, State Street Research Health Sciences Fund and State Street Research Asset Allocation Fund.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Fund paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Investment Trust	$21,111	$30,249
Legacy	13,649	330
Mid-Cap Value Equity	128,771	9,888
Mid-Cap Growth Equity	33,110	33,174
Aurora	465,135	2,447
Small/Mid-Cap Growth	111,498	566
Small Cap Value Equity	6,983	16,792
Small Cap Core Equity	21,569	2,058
Small Cap Growth Equity	186,014	33,758
Global Science & Technology Opportunities	7,068	18,467
Global Resources	48,135	110
All-Cap Global Resources	40,081	2,337
Health Sciences Opportunities	86,637	2,694
U.S. Opportunities	23,534	21,442
Global Opportunites	1,161	427
International Opportunities	83,480	34,648
Asset Allocation	29,555	35,695

157

BLACKROCK FUNDS

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion of each Portfolio. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is payable at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

Prior to January 31, 2005, State Street Research Legacy Fund, State Street Research Mid-Cap Value Fund, State Street Research Aurora Fund, State Street Research Emerging Growth Fund, State Street Research Global Resources Fund, State Street Research Health Sciences Fund and State Street Research Asset Allocation Fund paid SSRM for certain administrative costs incurred in providing other assistance and services to each Fund. The fee was based on actual costs allocated equally among the State Street Research Funds.

For the period ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$332,598	$939	$342,435	$149,985	$14,490	$840,447
Legacy	—	33,127	—	78,331	54,528	13,287	179,273
Mid-Cap Value Equity	—	42,019	1,242	306,483	84,338	73,401	507,483
Mid-Cap Growth Equity	—	49,625	652	187,285	37,482	13,242	288,286
Aurora	—	108,036	—	859,872	263,883	241,444	1,473,235
Small/Mid-Cap Growth	—	15,202	—	142,030	16,209	13,108	186,549
Small Cap Value Equity	1,422	40,499	2,539	19,517	7,313	3,787	75,077
Small Cap Core Equity	—	11,773	552	9,968	4,936	13,564	40,793
Small Cap Growth Equity	—	252,463	16,197	105,029	9,049	10,146	392,884
Global Science & Technology
Opportunities	—	693	79	6,953	7,156	2,841	17,722
Global Resources	—	26,578	—	508,893	70,192	120,881	726,544
All-Cap Global Resources	—	102,069	426	90,881	16,678	50,619	260,673
Health Sciences Opportunities	—	36,489	403	172,471	37,124	91,204	337,691
U.S. Opportunities	—	5,277	427	25,408	24,032	15,445	70,589
Global Opportunites[1]	—	1,186	2	2,309	413	940	4,850
International Opportunities	—	171,386	57,054	210,817	54,744	108,109	602,110
Asset Allocation	—	20,225	1,412	318,057	117,724	45,957	503,375

[1]	Commencement of operations on January 31, 2006.

158

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$252,028	$501	$158,722	$71,074	$4,256 $	486,581
Legacy	—	24,457	—	75,989	53,662	10,047	164,155
Mid-Cap Value Equity	—	29,324	1,233	301,813	84,338	71,771	488,479
Mid-Cap Growth Equity	—	36,593	471	87,934	17,898	3,389	146,285
Aurora	—	11,145	—	163,471	88,289	81,883	344,788
Small/Mid-Cap Growth	—	10,752	—	133,637	16,000	13,108	173,497
Small Cap Value Equity	652	8,198	657	—	1,518	—	11,025
Small Cap Core Equity	—	11,773	466	—	—	—	12,239
Small Cap Growth Equity	—	—	—	—	2,007	—	2,007
Global Science & Technology
Opportunities	—	693	62	2,202	1,813	996	5,766
Global Resources	—	11,261	—	81,889	48,068	52,703	193,921
All-Cap Global Resources	—	38,983	309	24,587	12,857	38,485	115,221
U.S. Opportunities	—	4,911	135	580	6,270	5,217	17,113
Global Opportunities[1]	—	1,186	2	2,309	413	879	4,789
Asset Allocation	—	14,848	686	—	—	—	15,534

TRANSFER AGENT FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$280,815	$485 $	1,207,086	$693,111	$33,418	$2,214,915
Legacy	—	15,872	49	242,331	177,169	24,444	459,865
Mid-Cap Value Equity	—	19,482	5,705	767,284	242,912	129,743	1,165,126
Mid-Cap Growth Equity	—	22,958	5,565	734,337	225,027	48,248	1,036,135
Aurora	—	46,612	58	2,545,720	715,460	576,887	3,884,737
Small/Mid-Cap Growth	—	6,027	44	605,000	88,273	48,718	748,062
Small Cap Value Equity	496	10,986	6,843	42,835	32,710	11,159	105,029
Small Cap Core Equity	—	22,768	1,057	32,249	14,544	28,306	98,924
Small Cap Growth Equity	—	213,721	12,333	197,384	65,467	38,060	526,965
Global Science & Technology
Opportunities	—	4,255	361	39,641	47,142	14,434	105,833
Global Resources	—	12,092	—	681,761	102,160	102,358	898,371
All-Cap Global Resources	—	49,482	2,369	226,733	50,712	113,278	442,574
Health Sciences Opportunities	—	25,416	2,065	357,005	114,722	134,625	633,833
U.S. Opportunities	—	8,603	2,008	98,995	89,217	54,293	253,116
Global Opportunities[1]	—	2,848	275	33,179	31,620	10,258	78,180
International Opportunities	—	146,315	54,646	375,290	127,925	172,865	877,041
Asset Allocation	—	12,235	1,112	657,851	283,489	56,090	1,010,777

[1]	Commencement of operations on January 31, 2006.

159

BLACKROCK FUNDS

TRANSFER AGENT FEES WAIVED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$—	$136,099	$94,926	$222	$231,247
Legacy	—	12	5,155	16,482	80	21,729
Mid-Cap Value Equity	—	142	86,052	34,498	20,074	140,766
Mid-Cap Growth Equity	50	86	7,121	23,319	—	30,576
Aurora	—	10	84,736	64,326	11,090	160,162
Small/Mid-Cap Growth	44	7	36,692	10,731	3,647	51,121
Small Cap Value Equity	—	202	—	1,625	—	1,827
Small Cap Core Equity	1,409	9	—	—	—	1,418
Small Cap Growth Equity	—	—	—	2,617	—	2,617
Global Science & Technology Opportunities	302	43	3,156	2,710	1,460	7,671
Global Resources	—	—	—	7,791	—	7,791
All-Cap Global Resources	—	457	—	10,167	8,449	19,073
U.S. Opportunities	1,112	162	4,842	7,924	5,452	19,492
Global Opportunities[1]	446	14	4,311	1,226	643	6,640

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$—	$194,740	$221,500	$—	$416,240
Legacy	—	36	188	4,668	28	4,920
Mid-Cap Value Equity	—	4,144	431,067	143,173	42,750	621,134
Mid-Cap Growth Equity	328	3,596	—	61,715	188	65,827
Aurora	—	48	67,100	6,529	843	74,520
Small/Mid-Cap Growth	28	36	249,521	41,619	18,250	309,454
Small Cap Value Equity	—	993	—	7,191	—	8,184
Small Cap Core Equity	17,361	—	5,647	1,853	4,295	29,156
Small Cap Growth Equity	—	—	—	19,637	—	19,637
Global Science & Technology Opportunities	3,821	222	28,084	25,663	3,381	61,171
Global Resources	—	—	1,822	6,182	858	8,862
All-Cap Global Resources	—	—	—	7,974	—	7,974
U.S. Opportunities	7,105	707	5,602	36,823	10,586	60,823
Global Opportunities[1]	1,581	261	18,180	27,278	4,298	51,598

[1]	Commencement of operations on January 31, 2006.

160

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	BLACK ROCK	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$3,058	$1,265,889	$548,301	$51,804	$1,869,052
Legacy	—	—	291,411	198,382	48,661	538,454
Mid-Cap Value Equity	—	6,118	1,180,688	320,106	300,526	1,807,438
Mid-Cap Growth Equity	—	2,246	702,266	138,583	49,599	892,694
Aurora	—	—	3,555,372	962,433	864,601	5,382,406
Small/Mid-Cap Growth	—	—	534,919	62,289	48,448	645,656
Small Cap Value Equity	12,564	9,812	73,081	25,168	13,738	134,363
Small Cap Core Equity	—	4,126	44,324	20,559	59,051	128,060
Small Cap Growth Equity	—	63,097	417,875	32,496	39,409	552,877
Global Science & Technology Opportunities	—	367	30,199	27,341	13,137	71,044
Global Resources	—	—	2,106,599	267,952	461,047	2,835,598
All-Cap Global Resources	—	3,208	478,683	84,561	263,042	829,494
Health Sciences Opportunities	—	3,546	795,016	160,704	451,581	1,410,847
U.S. Opportunities	—	2,349	126,020	93,309	69,636	291,314
Global Opportunities[1]	—	17	23,001	4,133	9,392	36,543
International Opportunities	—	268,667	920,190	225,144	470,316	1,884,317
Asset Allocation	—	5,429	1,211,781	449,858	182,738	1,849,806

DISTRIBUTION FEES	S HARE CLASSES
	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$507,450 $	1,647,273	$156,943	$2,311,666
Legacy	117,141	595,756	145,982	858,879
Mid-Cap Value Equity	474,517	960,888	901,504	2,336,909
Mid-Cap Growth Equity	281,516	416,157	149,082	846,755
Aurora	1,433,348	2,889,587	2,594,317	6,917,252
Small/Mid-Cap Growth	217,960	187,029	145,346	550,335
Small Cap Value Equity	29,189	75,509	41,213	145,911
Small Cap Core Equity	17,798	61,678	177,153	256,629
Small Cap Growth Equity	167,091	97,488	118,226	382,805
Global Science & Technology Opportunities	12,088	82,022	39,417	133,527
Global Resources	842,991	804,377	1,384,652	3,032,020
All-Cap Global Resources	193,273	253,638	789,126	1,236,037
Health Sciences Opportunities	320,666	482,562	1,355,171	2,158,399
U.S. Opportunities	50,885	279,966	209,271	540,122
Global Opportunities[1]	9,459	12,399	28,177	50,035
International Opportunities	368,737	675,453	1,411,144	2,455,334
Asset Allocation	485,584	1,350,344	549,909	2,385,837

[1]	Commencement of operations on January 31, 2006.

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BLACKROCK FUNDS

DISTRIBUTION FEES WAIVED	SHARE CLASSES INVESTOR A
Investment Trust	$507,450
Legacy	117,141
Mid-Cap Value Equity	474,517
Mid-Cap Growth Equity	281,516
Aurora	1,433,348
Small/Mid-Cap Growth	217,960
Small Cap Value Equity	29,189
Small Cap Core Equity	17,798
Small Cap Growth Equity	167,091
Global Science & Technology Opportunities	12,088
Global Resources	842,991
All-Cap Global Resources	193,273
Health Sciences Opportunities	320,666
U.S. Opportunities	50,885
Global Opportunities[1]	9,459
International Opportunities	368,737
Asset Allocation	485,584

[1]	Commencement of operations on January 31, 2006.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
Investment Trust	NA	0.81%	1.11%	1.16%	1.91%	1.91%
Legacy	NA	1.10%	1.35%	1.35%	2.10%	2.10%
Mid-Cap Value Equity	NA	1.00%	1.25%	1.25%	2.00%	2.00%
Mid-Cap Growth Equity	NA	1.23%	1.53%	1.58%	2.33%	2.33%
Aurora	NA	1.19%	1.44%	1.44%	2.19%	2.19%
Small/Mid-Cap Growth	NA	1.10%	1.35%	1.35%	2.10%	2.10%
Small Cap Value Equity	1.10%	0.97%	1.27%	1.44%	2.19%	2.19%
Small Cap Core Equity	NA	1.30%	1.60%	1.77%	2.52%	2.52%
Small Cap Growth Equity	NA	0.99%	1.29%	1.46%	2.21%	2.21%
Global Sciences & Technology Opportunities	NA	1.35%[2]	1.73%	1.75%[2]	2.65%	2.65%
Global Resources	NA	1.04%	1.34%[3]	1.34%	2.04%	2.04%
All-Cap Global Resources	NA	1.04%	1.34%	1.34%	2.04%	2.04%
Health Sciences Opportunities	NA	1.25%	1.55%	1.55%	2.25%	2.25%
U.S. Opportunities	NA	1.09%[2]	1.60%[2]	1.60%[2]	2.25%[2]	2.25%[2]
Global Opportunities	NA	1.35%	1.65%	1.65%	2.40%	2.40%
International Opportunities	NA	1.45%	1.75%	1.92%	2.67%	2.67%
Asset Allocation	NA	0.86%	1.16%	1.33%	2.08%	2.08%

[2]	Prior to February 1, 2006, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 1.43% and 1.90% for the Institutional and Investor A share classes, respectively, of Global Science & Technology Opportunities; and 1.60%, 1.90%, 2.07%, 2.82% and 2.82% for the Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, of U.S. Opportunities.

[3]	There were no shares outstanding as of September 30, 2006.

Prior to January 31, 2005, the State Street Research Mid-Cap Value, Emerging Growth and Health Sciences Funds limited expenses to 1.25% (plus 12b-1 fees), 1.10% (plus 12b-1 fees) and 1.00% (plus 12b-1 fees), respectively.

162

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock and the Fund are less than the expense limit for that share class, the share class is required to repay BlackRock and the Fund up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

Under terms of the Agreement and Plan of Reorganization of State Street Research Investment Trust, State Street Research Large-Cap Analyst Fund, State Street Research Large-Cap Value Fund, State Street Research Legacy Fund, State Street Research Mid-Cap Value Fund, State Street Research Mid-Cap Growth Fund, State Street Research Aurora Fund, State Street Research Emerging Growth Fund, State Street Research Global Resources Fund, State Street Research Health Sciences Fund and State Street Research Asset Allocation Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B and Investor C Share classes of the Investment Trust, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Global Resources, Health Sciences Opportunities and Asset Allocation are not subject to future recoupment by BlackRock.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Small Cap Value Equity	$25,127	$24,977	$12,259	$62,363
Small Cap Core Equity	52,283	73,554	34,788	160,625
Small Cap Growth Equity	6,742	—	24,260	31,002
U.S. Opportunities	15,890	8,580	295,685	320,155
Global Science & Technology Opportunities	71,419	95,323	74,166	240,908
All Cap Global Resources	—	303,884	62,120	366,004
Global Opportunities	—	—	226,593	226,593
International Opportunities	185,626	81,759	—	267,385

The following waivers previously incurred on the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2006:

Small Cap Core Equity	$12,634
Global Science & Technology Opportunities	23,534
International Opportunities	41,722

As of September 30, 2006, there is $6,742 in prior period waivers on Small Cap Growth Equity and $267,385 in prior period waivers on International Opportunities eligible for recoupment by BlackRock upon approval from the Board.

Pursuant to the Fund’s Plan of Distribution, (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Prior to January 31, 2005, State Street Research Service Center, a division of State Street Research Investment Services, Inc., provided certain shareholder services to the State Street Research Funds, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Funds. For the period October 1, 2004 through January 31, 2005, the State Street Research Funds paid $115,357, $324,764, $1,712,817, $543,616, $290,168, $51,797 and $226,546, for State Street Research Legacy, Mid-Cap Value, Aurora, Emerging Growth, Global Resources, Health Sciences and Asset Allocation Funds, respectively.

163

BLACKROCK FUNDS

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement
Portfolio	Period	Share Classes
		BlackRock		Institutional		Service		Investor A		Investor B		Investor C
		Contractual Fees (1)	Actual Fees (5)	Contractual Fees	Actual Fees (5)	Contractual Fees (1)	Actual Fees (5)	Contractual Fees	Actual Fees (5)	Contractual Fees (4)	Actual Fees (5)	Contractual Fees (4)	Actual Fees (5)
Investment Trust	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Legacy	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.35%	1.00%	1.00%	1.00%	1.00%
Mid-Cap Value Equity	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Mid-Cap Growth Equity	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Aurora	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Small/Mid-Cap Growth	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Small Cap Value Equity	10/1/05-9/30/06	0.25%	0.25%	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Small Cap Core Equity	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Small Cap Growth Equity	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Global Science & Technology Opportunities	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Global Resources	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	N/A	N/A	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
All-Cap Global Resources	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Health Sciences Opportunities	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
U.S. Opportunities	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Global Opportunities	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	0.98%	1.00%	0.97%
International Opportunities	10/1/05-9/30/06	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%
Asset Allocation	Pre-1/31/05	N/A	N/A	None	None	N/A	N/A	0.30%[2]	0.30%	1.00%	1.00%	1.00%	1.00%
	Post-1/31/05	N/A	N/A	None	None	0.25%	0.25%	0.35%[3]	0.25%	1.00%	1.00%	1.00%	1.00%

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.05% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(4) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(5) — the actual fees are as of September 30, 2006 for Post-January 31, 2005 and are as of January 31, 2005 for Pre-January 31, 2005.

164

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	BLACK ROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Investment Trust	$—	$91,976	$222	$230,826	$124,391	$6,878	$454,293
Legacy	—	7,631	12	44,206	34,319	4,800	90,968
Mid-Cap Value Equity	—	8,119	331	125,841	45,364	29,954	209,609
Mid-Cap Growth Equity	—	13,358	214	148,248	32,287	7,537	201,644
Aurora	—	16,785	10	292,714	125,555	83,955	519,019
Small/Mid-Cap Growth	—	2,940	7	55,612	12,876	5,358	76,793
Small Cap Value Equity	310	3,623	346	4,319	2,094	943	11,635
Small Cap Core Equity	—	2,881	317	5,824	3,066	5,485	17,573
Small Cap Growth Equity	—	24,835	2,313	30,059	3,338	4,924	65,469
Global Science & Technology Opportunities	—	409	56	4,316	3,840	1,969	10,590
Global Resources	—	3,972	—	113,803	21,314	25,559	164,648
All-Cap Global Resources	—	16,400	622	51,466	11,665	23,219	103,372
Health Sciences Opportunities	—	9,391	541	84,340	23,964	37,423	155,659
U.S. Opportunities	—	1,840	424	17,966	10,860	7,457	38,547
Global Opportunities[1]	—	446	14	4,336	1,226	1,399	7,421
International Opportunities	—	36,220	12,067	82,852	19,954	34,197	185,290
Asset Allocation	—	4,210	366	139,825	55,335	15,557	215,293

[1]	Commencement of operations on January 31, 2006.

State Street Research Investment Services, Inc., from time to time and in varying amounts, voluntarily assumed some portion of fees or expenses relating to the State Street Research Funds. During the period ended January 31, 2005, the amount of such expenses assumed by State Street Research Investment Services, Inc. were $271,500, $355,506 and $162,313 for the State Street Research Mid-Cap Value, Emerging Growth and Health Sciences Funds, respectively.

Prior to January 31, 2005, State Street Research Investment Services, Inc. reimbursed a total of $91,069 and $294,508 to State Street Research Mid-Cap Value and Asset Allocation Funds, respectively, reflecting the estimated excess of payments received over costs incurred under the plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Prior to January 31, 2005, SSRM conducted an internal review regarding the use of fund brokerage commissions in consideration of the distribution of shares. In connection with this review, SSRM determined to reimburse the Funds the entire amount of any such identified brokerage commissions, and reviewed this matter with the Board of the State Street Research Funds. The amount of reimbursement in the State Street Research Legacy, Mid-Cap Value, Aurora, Global Resources and Asset Allocation Funds amounted to $294,363, $144,758, $203,165, $12,780 and $41,520, respectively, and are shown as “Net increase from payment by affiliate” on the Statements of Operations.

Prior to January 31, 2005, SSRM reimbursed State Street Research Mid-Cap Value and Asset Allocation $409,472 and $49,054, respectively, as a result of a corporate action processing error. This amount is included in the total amount of “Net increase from payment by affiliate” on the Statements of Operations.

On February 19, 2004, State Street Research Investment Services, Inc., entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor’s email retention practices and supervision of trading activity in shares of the State Street Research Legacy Fund. State Street Research Investment Services, Inc., without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to compliance with document retention requirements and supervision of enforcement of shareholder exchange limitations set forth in the Fund’s prospectuses. The agreement contains no allegations or findings of fraudulent conduct by State Street Research Investment Services, Inc. As part of this agreement the State Street Research Investments Trust, Inc. made a payment

165

BLACKROCK FUNDS

to the State Street Research Legacy Fund to compensate the Fund for losses relating to the exchange of Fund shares beyond the annual limit set forth in the Fund’s prospectus. The payment was allocated among the Fund’s share classes as follows: $4,676 to Class A; $4,979 to Class B(1); $1,991 to Class B; $1,298 to Class C and $2,763 to Class S. These amounts are shown in the total amount of $15,707 as “Net increase from payment by affiliate” in the Statements of Changes in Net Assets.

For the period ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

COMMISSION AMOUNT
Investment Trust	$49,503
Legacy	25,992
Mid-Cap Value	52,923
Mid-Cap Growth	15,695
Aurora	156,331
Small/Mid-Cap Growth	20,364
Small Cap Value	12,765
Small Cap Core	3,016
Small Cap Growth	43,820
Global Science & Technology Opportunities	1,941
Global Resources	25,061
All-Cap Global Resources	20,471
Health Sciences Opportunities	96,450
U.S. Opportunities	10,692
Global Opportunities	541
International Opportunities	99,752
Asset Allocation	68,621

For the period ended September 30, 2006, BDI and other affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Class as follows:

Investment Trust	$9,618
Legacy	3,373
Mid-Cap Value	67,835
Mid-Cap Growth	10,735
Aurora	71,745
Small/Mid-Cap Growth	6,907
Small Cap Value	3,543
Small Cap Core	24,329
Small Cap Growth	6,436
Global Science & Technology Opportunities	11,768
Global Resources	32,181
All-Cap Global Resources	594,610
Health Sciences Opportunities	1,040,287
U.S. Opportunities	47,365
Global Opportunities	85,789
International Opportunities	186,930
Asset Allocation	143,889

166

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the period ended September 30, 2006, affiliates received the following contigent deferred sales charges relating to transactions in Investor A Class, Investor B Class and Investor C Class:

	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
Investment Trust	$—	$36,635	$130
Legacy	—	10,979	306
Mid-Cap Value	—	20,011	7,357
Mid-Cap Growth	—	19,170	248
Aurora	—	166,156	10,468
Small/Mid-Cap Growth	—	3,380	676
Small Cap Value	—	3,616	16
Small Cap Core	—	4,112	5,455
Small Cap Growth	—	11,995	603
Global Science & Technology Opportunities	—	14,968	3,432
Global Resources	—	47,445	1,681
All-Cap Global Resources	—	10,296	19,309
Health Sciences Opportunities	10,350	8,335	47,421
U.S. Opportunities	—	9,612	1,668
Global Opportunities	—	638	671
International Opportunities	40	32,034	14,441
Asset Allocation	—	31,545	4,524

167

BLACKROCK FUNDS

For the year ended September 30, 2006, short term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Investment Trust	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	$26,582,287 10,523,414	$123,588,747 10,523,414
Legacy	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	(5,147,726 227,678)	25,161,728 227,678
Mid-Cap Value Equity	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	108,715,677 424,201	162,884,898 424,201
Mid-Cap Growth Equity	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	37,072,823 183,712	68,509,492 183,712
Aurora	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	186,201,741 14,226,066	355,029,584 14,226,066
Small/Mid-Cap Growth	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	18,394,815 4,025,229	39,663,342 4,025,229
Small Cap Value Equity	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	4,033,355 3,505,782	9,034,885 3,505,782
Small Cap Core Equity	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	7,406,740 1,791,425	12,206,422 1,791,425
Small Cap Growth Equity	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	56,608,924 3,066,581	74,057,168 3,066,581
Global Science & Technology Opportunities	Institutional Money Market Trust	1,539,893	4,644,350
Global Resources	Institutional Money Market Trust	21,642,580	130,892,850
All-Cap Global Resources	Institutional Money Market Trust	87,492,148	111,388,049
Health Sciences Opportunities	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	88,711,835 7,342,948	106,151,353 7,342,948
U.S. Opportunities	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	20,492,152 623,458	29,746,401 623,458
Asset Allocation	Institutional Money Market Trust Merrill Lynch, Floating Rate Notes	(11,257,390 886,917)	65,990,373 886,917

For the year ended September 30, 2006, long term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	BEGINNING PAR/SHARES	PURCHASES	SALES	ENDING PAR/SHARES	NET REALIZED GAIN (LOSS)	DIVIDEND/INTEREST INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Asset Allocation	Merrill Lynch & Co., Inc.	425,000	$—	$(425,000)	—	$(7,708)	$2,677	$—
	MLCC Mortgage Investors,
	Inc., Series 95-C2(IO)	1,559,204	—	(1,559,204)	—	(3,893)	1,300	—
	Merrill Lynch & Co.,
	Inc. Swap Agreement	100,000	—	(100,000)	—	(2,633)	—	—
	Merrill Lynch & Co.,
	Inc. Swap Agreement	100,000	—	(100,000)	—	(4,905)	—	—
	Merrill Lynch & Co.,
	Inc. Swap Agreement	125,000	—	(125,000)	—	575	—	—
	Merrill Lynch & Co.,
	Inc. Swap Agreement	600,000	—	(600,000)	—	14,537	—	—

168

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006 is as follows:

Investment Trust	$50,924
Legacy	9,964
Mid-Cap Value Equity	20,574
Mid-Cap Growth Equity	23,261
Aurora	46,518
Small/Mid-Cap Growth	7,671
Small Cap Value Equity	768
Small Cap Core Equity	1,725
Small Cap Growth Equity	4,392
Global Science & Technology Opportunities	1,178
Global Resources	10,813
All-Cap Global Resources	10,038
Health Sciences	15,924
U.S. Opportunities	3,765
Global Opportunities	788
International Opportunities	15,899
Asset Allocation	22,363

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly”.

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At September 30, 2006, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Investment Trust	$168,315,133	$134,112,161	$175,440,127
Legacy	32,674,570	25,389,406	34,110,123
Mid-Cap Value Equity	192,454,892	163,309,099	200,159,827
Mid-Cap Growth Equity	75,255,811	68,693,204	78,601,027
Aurora	370,147,763	369,255,650	384,768,640
Small/Mid-Cap Growth	48,641,871	43,688,571	50,482,747
Small Cap Value Equity	12,382,913	12,540,667	13,026,310
Small Cap Core Equity	14,773,544	13,997,847	15,410,572

169

BLACKROCK FUNDS

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Small Cap Growth Equity	$78,467,295	$77,123,749	$80,785,413
Global Sciences & Technology Opportunities	4,986,540	4,644,350	5,168,983
Global Resources	147,758,143	130,892,850	157,820,389
All-Cap Global Resources	123,544,917	111,388,049	128,089,010
Health Sciences Opportunities	110,514,855	113,494,301	114,226,737
U.S. Opportunities	32,105,505	30,369,859	33,370,146
Asset Allocation	83,047,921	66,877,290	86,121,275

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E)	Purchases and Sales of Securities

For the period ended September 30, 2006, purchases and sales of securities, other than short-term investments including paydowns, dollar rolls and U.S. government securities, were as follows:

	PURCHASES	SALES
Investment Trust	$945,574,801	$1,186,104,656
Legacy	230,295,356	271,406,635
Mid-Cap Value Equity	1,187,872,257	1,194,946,987
Mid-Cap Growth Equity	275,634,325	334,700,654
Aurora	3,233,827,094	4,120,547,288
Small/Mid-Cap Growth	138,337,570	165,950,070
Small Cap Value Equity	133,806,397	182,526,973
Small Cap Core Equity	110,109,132	78,394,995
Small Cap Growth Equity	445,434,154	449,306,102
Global Science & Technology Opportunities	42,462,913	38,007,333
Global Resources	315,617,396	530,172,471
All-Cap Global Resources	768,871,396	217,616,186
Health Sciences Opportunities	1,375,816,207	926,947,909
U.S. Opportunities	226,395,758	145,936,975
Global Opportunities[1]	78,150,399	31,231,198
International Opportunities	1,132,453,827	909,945,143
Asset Allocation	975,941,647	1,077,706,512

[1]	Commencement of operations on January 31, 2006.

For the period ended September 30, 2006, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
Investment Trust	$29,894,102	$—
Mid Cap Value Equity	96,070,629	—
Aurora	99,186,085	12,407,760
Small Cap Growth Equity	80,878,395	499,820
Global Resources	106,063,708	6,983,043
All-Cap Global Resources	154,771,798	—
Health Sciences Opportunities	279,191,144	16,258,311
International Opportunities	208,361,811	35,807,017
Asset Allocation	1,381,072,347	416,185,993
Global Science & Technology Opportunities	5,288,485	1,772,993
Small/Mid-Cap Growth	10,294,530	—

170

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F)	Capital Shares

Transactions in capital shares for each period were as follows:

	INVESTMENT TRUST
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:(1)
Institutional Class	—	$—	40,828,647	$46,463,113
Investor A Class	—	—	48,798,086	639,980,511
Investor B Class	—	—	21,137,337	357,050,314
Investor C Class	—	—	2,066,507	31,339,748
Shares sold:
Institutional Class	2,341,748	31,634,154	2,716,252	34,941,259
Service Class	6,773	90,725	5,636	72,739
Investor A Class	977,720	12,913,968	936,331	11,972,355
Investor B Class	476,860	6,014,155	554,461	6,784,563
Investor C Class	38,845	486,986	78,252	948,732
Shares issued in reinvestment of dividends:
Institutional Class	747,230	9,909,146	7,404	94,993
Service Class	3,037	40,344	587	7,556
Investor A Class	1,198,722	15,687,516	3,914	49,674
Investor B Class	472,281	5,885,465	—	—
Investor C Class	33,100	413,090	—	—
Shares redeemed:
Institutional Class	(7,938,725)	(106,299,191)	(8,708,215)	(112,424,984)
Service Class	(60,043)	(807,339)	(32,367)	(422,901)
Investor A Class	(9,327,866)	(123,363,181)	(9,396,717)	(120,682,165)
Investor B Class	(4,913,968)	(61,961,841)	(4,188,219)	(51,463,775)
Investor C Class	(507,827)	(6,400,170)	(462,731)	(5,682,609)

Net increase (decrease)	(16,452,113)	$(215,756,173)	94,345,165	$839,029,123

(1)	See Note (B).

171

BLACKROCK FUNDS

	LEGACY
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 11/1/04 THROUGH 9/30/05		FOR THE YEAR ENDED 10/31/04
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Investor A Class (Formerly Class A, Class B and Class R)	—	$—	(47,039)	$—	—	$—
Shares sold:
Institutional Class (Formerly Class S)	103,422	1,543,596	173,928	2,330,227	28,583	361,227
Service Class	—	—	8	100	—	—
Investor A Class (Formerly Class A, Class B and Class R)	1,178,608	17,046,419	898,902	11,847,252	3,342,153	41,469,311
Investor B Class (Formerly Class B(1))	259,852	3,526,712	270,843	3,387,849	475,624	5,595,734
Investor C Class (Formerly Class C)	135,235	1,846,807	137,658	1,730,474	277,077	3,269,502
Shares redeemed:
Institutional Class (Formerly Class S)	(548,331)	(8,119,219)	(601,280)	(8,146,542)	(928,675)	(11,749,962)
Service Class	—	—	—	—	—	—
Investor A Class (Formerly Class A, Class B and Class R)	(2,090,771)	(29,980,190)	(2,980,221)	(39,260,058)	(5,218,348)	(63,485,226)
Investor B Class (Formerly Class B(1))	(1,562,189)	(21,049,634)	(1,984,310)	(24,844,468)	(1,692,058)	(19,854,531)
Investor C Class (Formerly Class C)	(451,571)	(6,083,855)	(573,661)	(7,197,155)	(939,768)	(11,076,996)

Net decrease	(2,975,745)	$(41,269,364)	(4,705,172)	$(60,152,321)	(4,655,412)	$(55,470,941)

(1)	See Note (B).

172

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	MID-CAP VALUE EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 3/1/05 THROUGH 9/30/05		FOR THE PERIOD 7/1/04 THROUGH 2/28/05
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Institutional Class (Formerly Class S)	—	$—	—	$—	923,822	$—
Investor A Class (Formerly Class A, Class B and Class R)	—	—	—	—	13,319,536	—
Investor B Class (Formerly Class B(1))	—	—	—	—	3,942,678	—
Investor C Class (Formerly Class C)	—	—	—	—	2,992,071	—
BlackRock Fund:
Institutional Class (Formerly Class S)	—	—	—	—	1,247,151	15,137,406
Service Class	—	—	—	—	109,386	1,317,419
Investor A Class (Formerly Class A, Class B and Class R)	—	—	—	—	385,111	4,599,212
Investor B Class (Formerly Class B(1))	—	—	—	—	665,825	7,539,866
Investor C Class (Formerly Class C)	—	—	—	—	244,284	2,766,217
Shares sold:
Institutional Class (Formerly Class S)	3,213,278	41,875,922	732,026	9,690,025	1,344,505	18,173,943
Service Class	185,350	2,335,072	13,705	178,478	1,813	22,497
Investor A Class (Formerly Class A, Class B and Class R)	12,272,961	158,315,160	7,206,377	93,027,146	7,009,420	126,713,520
Investor B Class (Formerly Class B(1))	1,002,084	12,027,303	601,835	7,368,349	732,609	12,944,207
Investor C Class (Formerly Class C)	4,280,074	51,452,801	1,460,280	17,909,975	1,411,687	25,304,297
Shares issued in reinvestment of dividends:
Institutional Class (Formerly Class S)	354,706	4,434,546	16,311	199,976	112,046	2,202,945
Service Class	8,444	104,415	—	—	—	—
Investor A Class (Formerly Class A, Class B and Class R)	3,346,989	41,006,775	208,098	2,507,385	1,419,250	27,659,321
Investor B Class (Formerly Class B(1))	1,027,447	11,775,067	58,105	662,980	313,255	5,942,189
Investor C Class (Formerly Class C)	566,928	6,496,802	29,827	340,332	190,603	3,632,426
Shares redeemed:
Institutional Class (Formerly Class S)	(1,559,931)	(20,504,579)	(839,167)	(10,927,942)	(1,260,543)	(17,700,748)
Service Class	(27,153)	(351,850)	(57,141)	(720,163)	(2,405)	(30,059)
Investor A Class (Formerly Class A, Class B and Class R)	(15,480,393)	(201,283,167)	(6,109,543)	(78,603,990)	(8,538,739)	(149,448,063)
Investor B Class (Formerly Class B(1))	(2,414,232)	(29,121,184)	(1,151,006)	(13,982,367)	(816,608)	(13,838,156)
Investor C Class (Formerly Class C)	(1,942,014)	(23,401,240)	(1,094,870)	(13,212,388)	(1,614,114)	(27,306,220)

Net increase	4,834,538	$55,161,843	1,074,837	$14,437,796	24,132,643	$45,632,219

(1)	See Note (B).

173

BLACKROCK FUNDS

	MID-CAP GROWTH EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:(1)
Institutional Class	—	$—	3,275,088	$13,802,408
Investor A Class	—	—	31,578,913	253,476,463
Investor B Class	—	—	3,522,140	37,124,253
Investor C Class	—	—	1,428,274	(7,360,832)
Shares sold:
Institutional Class	2,634,721	28,581,905	2,345,154	22,965,023
Service Class	4,756	48,535	17,450	155,138
Investor A Class	1,087,808	11,107,763	1,021,818	9,334,452
Investor B Class	320,643	2,995,673	830,004	2,614,913
Investor C Class	161,409	1,521,274	72,047	602,344
Shares issued in reinvestment of dividends:
Institutional Class	77,713	837,748	—	—
Service Class	1,355	14,062	—	—
Investor A Class	346,654	3,508,100	—	—
Investor B Class	77,933	720,853	—	—
Investor C Class	18,560	171,675	—	—
Shares redeemed:
Institutional Class	(2,915,427)	(31,182,229)	(3,006,643)	(29,368,498)
Service Class	(45,158)	(464,849)	(1,189,627)	(10,999,181)
Investor A Class	(5,238,300)	(52,960,358)	(6,394,733)	(59,275,292)
Investor B Class	(1,615,891)	(14,942,182)	(1,966,081)	(16,599,730)
Investor C Class	(500,179)	(4,617,870)	(671,908)	(5,648,126)

Net increase (decrease)	(5,583,403)	$(54,659,900)	30,861,896	$210,823,335

(1)	See Note (B).

174

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	AURORA
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Investor A Class (Formerly Class A and Class B)	—	$—	(222,692)	$—
Shares sold:
Institutional Class (Formerly Class S)	2,181,474	82,408,472	2,229,078	94,092,286
Service Class	—	—	9	350
Investor A Class (Formerly Class A and Class B)	7,656,846	275,526,382	12,247,171	490,698,212
Investor B Class (Formerly Class B(1))	797,244	25,185,220	777,325	28,668,813
Investor C Class (Formerly Class C)	1,414,963	44,566,140	1,472,276	54,374,605
Shares issued in reinvestment of dividends:
Institutional Class (Formerly Class S)	549,596	19,714,526	387,865	15,999,438
Service Class	1	28	—	—
Investor A Class (Formerly Class A and Class B)	6,173,351	211,807,308	3,880,515	154,053,052
Investor B Class (Formerly Class B(1))	2,040,811	62,652,768	975,164	35,778,753
Investor C Class (Formerly Class C)	1,420,357	43,590,697	771,557	28,301,088
Shares redeemed:
Institutional Class (Formerly Class S)	(2,428,417)	(91,571,978)	(3,648,419)	(150,381,329)
Service Class	—	—	(5)	(205)
Investor A Class (Formerly Class A and Class B)	(20,587,258)	(747,313,710)	(35,468,838)	(1,413,550,841)
Investor B Class (Formerly Class B(1))	(3,773,857)	(121,949,023)	(3,185,878)	(117,157,977)
Investor C Class (Formerly Class C)	(4,419,884)	(142,503,269)	(5,120,173)	(187,653,151)

Net decrease	(8,974,773)	$(337,886,439)	(24,905,045)	$(966,776,906)

(1)	See Note (B).

175

BLACKROCK FUNDS

	SMALL/MID-CAP GROWTH
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Investor A Class (Formerly Class A, Class B and Class R)	—	$—	(116,987)	$—
Shares sold:
Institutional Class (Formerly Class S)	1,018,937	16,187,362	2,652,708	36,366,909
Service Class	—	—	8	100
Investor A Class (Formerly Class A, Class B and Class R)	3,949,172	58,782,643	8,248,677	107,248,880
Investor B Class (Formerly Class B(1))	266,210	3,570,887	199,160	2,380,035
Investor C Class (Formerly Class C)	195,181	2,592,128	293,979	3,483,481
Shares issued in reinvestment of dividends:
Institutional Class (Formerly Class S)	26,107	393,687	—	—
Service Class	—	5	—	—
Investor A Class (Formerly Class A, Class B and Class R)	518,710	7,453,855	—	—
Investor B Class (Formerly Class B(1))	71,552	919,668	—	—
Investor C Class (Formerly Class C)	47,164	607,472	—	—
Shares redeemed:
Institutional Class (Formerly Class S)	(834,449)	(12,917,310)	(8,333,821)	(113,230,665)
Service Class	—	—	—	—
Investor A Class (Formerly Class A, Class B and Class R)	(5,133,167)	(76,376,151)	(17,739,321)	(230,036,170)
Investor B Class (Formerly Class B(1))	(487,441)	(6,429,666)	(581,269)	(6,919,663)
Investor C Class (Formerly Class C)	(549,000)	(7,273,939)	(1,415,023)	(16,957,216)

Net decrease	(911,024)	$(12,489,359)	(16,791,889)	$(217,664,309)

(1)	See Note (B).

176

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	SMALL CAP VALUE EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	3,480	$47,059	79,167	$1,205,944
Institutional Class	484,929	6,512,988	428,835	6,107,825
Service Class	163,344	2,037,944	103,969	1,476,011
Investor A Class	464,948	6,051,210	444,645	6,474,828
Investor B Class	98,355	1,099,478	234,368	2,988,553
Investor C Class	65,887	705,521	123,921	1,581,212
Shares issued in reinvestment of dividends:
BlackRock Class	74,714	941,217	80,062	1,130,480
Institutional Class	737,112	9,296,761	704,737	9,943,832
Service Class	54,708	676,907	30,692	427,853
Investor A Class	449,180	5,519,823	426,767	5,910,720
Investor B Class	171,281	1,826,243	172,345	2,145,694
Investor C Class	53,824	574,307	52,129	649,004
Shares redeemed:
BlackRock Class	(87,755)	(1,204,443)	(133,119)	(2,051,600)
Institutional Class	(3,058,992)	(40,807,724)	(935,092)	(13,949,995)
Service Class	(154,125)	(1,994,044)	(125,052)	(1,907,104)
Investor A Class	(928,616)	(11,933,530)	(1,075,029)	(15,452,737)
Investor B Class	(584,870)	(6,633,424)	(597,314)	(7,804,238)
Investor C Class	(191,946)	(2,203,612)	(180,539)	(2,376,758)

Net decrease	(2,184,542)	$(29,487,319)	(164,508)	$(3,500,476)

177

BLACKROCK FUNDS

	SMALL CAP CORE EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	962,602	$17,441,833	662,746	$11,041,559
Service Class	151,133	2,772,327	5,339	89,712
Investor A Class	663,136	12,026,118	570,418	9,435,861
Investor B Class	224,150	3,948,701	299,990	4,881,715
Investor C Class	795,629	14,124,011	810,068	13,179,089
Shares issued in reinvestment of dividends:
Institutional Class	10,784	189,309	679	11,014
Service Class	139	2,445	—	1
Investor A Class	11,798	206,356	1,508	24,368
Investor B Class	5,310	91,384	680	10,886
Investor C Class	8,261	142,086	835	13,381
Shares redeemed:
Institutional Class	(383,939)	(7,008,007)	(68,139)	(1,141,664)
Service Class	(5,824)	(106,633)	—	—
Investor A Class	(213,243)	(3,849,291)	(100,221)	(1,615,518)
Investor B Class	(129,202)	(2,247,128)	(14,220)	(228,327)
Investor C Class	(342,913)	(5,973,971)	(38,423)	(630,675)

Net increase	1,757,821	$31,759,540	2,131,260	$35,071,402

	SMALL CAP GROWTH EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	6,995,701	$126,124,949	6,461,991	$102,625,766
Service Class	279,605	4,917,125	397,592	6,027,945
Investor A Class	2,248,584	38,631,351	3,017,395	44,828,546
Investor B Class	54,870	853,710	68,983	930,996
Investor C Class	206,488	3,184,877	243,155	3,303,443
Shares redeemed:
Institutional Class	(5,579,805)	(103,865,354)	(4,517,880)	(72,480,383)
Service Class	(323,079)	(5,616,108)	(1,040,419)	(15,772,098)
Investor A Class	(2,353,634)	(39,960,020)	(2,780,729)	(41,526,849)
Investor B Class	(454,167)	(6,929,659)	(941,889)	(12,749,638)
Investor C Class	(288,874)	(4,455,656)	(315,541)	(4,291,449)

Net increase	785,689	$12,885,215	592,658	$10,896,279

178

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	283,924	$2,085,955	13,205	$76,233
Service Class	16,013	118,000	3,407	20,000
Investor A Class	1,240,077	8,783,376	199,850	1,176,923
Investor B Class	364,893	2,403,697	76,275	430,583
Investor C Class	722,755	4,793,241	51,620	296,457
Shares redeemed:
Institutional Class	(236,871)	(1,618,064)	(179,040)	(1,056,338)
Service Class	(12,868)	(86,548)	(1,581)	(9,264)
Investor A Class	(879,748)	(5,971,557)	(568,551)	(3,296,666)
Investor B Class	(574,815)	(3,736,958)	(698,308)	(3,892,430)
Investor C Class	(197,015)	(1,262,280)	(232,187)	(1,289,474)

Net increase (decrease)	726,345	$5,508,862	(1,335,310)	$(7,543,976)

	GLOBAL RESOURCES
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 3/1/05 THROUGH 9/30/05		FOR THE PERIOD 7/1/04 THROUGH 2/28/05
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Investor A Class (Formerly Class A, Class B and Class R)	—	$—	—	$—	(66,329)	$—
Shares sold:
Institutional Class (Formerly Class S)	125,426	9,480,375	136,773	8,270,801	148,500	6,997,371
Investor A Class (Formerly Class A, Class B and Class R)	2,805,431	203,869,853	2,342,330	141,107,678	3,470,009	159,385,219
Investor B Class (Formerly Class B(1))	155,046	9,885,340	98,635	5,511,235	274,083	11,326,726
Investor C Class (Formerly Class C)	263,610	16,750,695	155,994	8,467,932	551,493	23,517,245
Shares issued in reinvestment ofdividends:
Institutional Class (Formerly Class S)	58,783	4,235,528	—	—	17,826	888,813
Investor A Class (Formerly Class A, Class B and Class R)	1,272,119	86,955,389	—	—	367,069	17,395,794
Investor B Class (Formerly Class B(1))	166,020	10,231,609	—	—	51,725	2,266,714
Investor C Class (Formerly Class C)	254,651	15,678,954	—	—	78,414	3,432,162
Shares redeemed:
Institutional Class (Formerly Class S)	(187,365)	(13,865,714)	(119,441)	(7,316,366)	(155,837)	(7,836,183)
Investor A Class (Formerly Class A, Class B and Class R)	(5,086,765)	(352,064,763)	(2,829,239)	(164,820,925)	(3,112,124)	(133,160,606)
Investor B Class (Formerly Class B(1))	(512,289)	(32,442,577)	(233,615)	(12,682,219)	(320,242)	(13,400,554)
Investor C Class (Formerly Class C)	(878,642)	(55,277,641)	(551,406)	(28,678,911)	(679,776)	(28,334,096)

Net increase (decrease)	(1,563,975)	$(96,562,952)	(999,969)	$(50,140,775)	624,811	$42,478,605

(1)	See Note (B).

179

BLACKROCK FUNDS

	ALL-CAP GLOBAL RESOURCES
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 2/16/05[1] THROUGH 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	32,459,027	$490,864,997	8,151,696	$90,216,705
Service Class	276,359	3,943,563	10	100
Investor A Class	16,517,651	239,201,487	6,907,625	79,348,642
Investor B Class	2,419,586	34,350,830	1,292,692	14,456,440
Investor C Class	7,961,682	114,261,169	3,651,295	42,360,158
Shares redeemed:
Institutional Class	(14,861,469)	(234,128,581)	(1,353,834)	(15,756,025)
Service Class	(104,173)	(1,423,992)	—	—
Investor A Class	(4,949,505)	(69,313,833)	(393,121)	(4,570,710)
Investor B Class	(411,847)	(5,801,533)	(100,601)	(1,238,157)
Investor C Class	(1,542,800)	(21,486,408)	(62,701)	(688,946)

Net increase	37,764,511	$550,467,699	18,093,061	$204,128,207

[1]	Commencement of operations.

180

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	HEALTH SCIENCES OPPORTUNITIES
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 3/1/05 THROUGH 9/30/05		FOR THE YEAR ENDED 2/28/05
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorganization:(1)
State Street Research Fund:
Investor A Class (Formerly Class A, Class B and Class R)	—	$—	—	$—	(4,617)	$—
Shares sold:
Institutional Class (Formerly Class S)	3,858,683	96,613,294	1,145,468	27,119,489	128,213	2,671,247
Service Class	177,925	4,475,234	2,715	63,300	5	100
Investor A Class (Formerly Class A, Class B and Class R)	12,531,444	310,550,315	4,956,440	113,905,634	2,836,559	57,282,345
Investor B Class (Formerly Class B(1))	1,639,182	38,973,834	544,629	11,879,605	558,845	10,973,167
Investor C Class (Formerly Class C)	7,902,616	188,232,038	2,533,859	56,543,316	961,093	18,966,442
Shares issued in reinvestment of dividends:
Institutional Class (Formerly Class S)	8,163	199,825	78	1,746	12,094	257,622
Service Class	128	3,100	—	—	—	—
Investor A Class (Formerly Class A, Class B and Class R)	181,772	4,384,375	1,563	34,234	148,553	3,118,081
Investor B Class (Formerly Class B(1))	48,340	1,126,824	642	13,639	64,065	1,311,510
Investor C Class (Formerly Class C)	58,956	1,367,127	407	8,632	25,134	512,969
Shares redeemed:
Institutional Class (Formerly Class S)	(845,278)	(21,029,329)	(76,215)	(1,692,023)	(171,969)	(3,493,427)
Service Class	(12,179)	(294,165)	—	—	—	—
Investor A Class (Formerly Class A, Class B and Class R)	(3,566,951)	(87,666,145)	(1,001,580)	(21,722,738)	(39,527,347)	(1,971,584)
Investor B Class (Formerly Class B(1))	(420,734)	(9,922,611)	(112,555)	(2,376,890)	(234,528)	(4,562,237)
Investor C Class (Formerly Class C)	(1,246,939)	(29,316,086)	(192,002)	(4,135,535)	(236,874)	(4,615,846)

Net increase	20,315,128	$497,697,630	7,803,449	$179,642,409	2,114,989	$42,894,626

(1)	See Note (B).

181

BLACKROCK FUNDS

	U.S. OPPORTUNITIES
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	543,506	$16,139,230	41,040	$921,837
Service Class	44,418	1,295,817	3,497	70,610
Investor A Class	2,693,651	75,565,486	112,410	2,505,614
Investor B Class	336,081	8,865,001	36,960	800,145
Investor C Class	930,585	24,713,741	107,652	2,400,105
Shares redeemed:
Institutional Class	(86,557)	(2,453,101)	(89,659)	(2,021,552)
Service Class	(9,321)	(260,828)	(100,170)	(2,152,175)
Investor A Class	(525,599)	(14,330,174)	(430,990)	(9,474,413)
Investor B Class	(550,708)	(14,148,722)	(625,873)	(13,112,443)
Investor C Class	(320,607)	(8,262,577)	(295,588)	(6,178,408)

Net increase (decrease)	3,055,449	$87,123,873	(1,240,721)	$(26,240,680)

	GLOBAL OPPORTUNITIES
	FOR THE PERIOD 1/31/06[1] THROUGH 9/30/06
	SHARES	VALUE
Shares sold:
Institutional Class	949,673	$9,684,517
Service Class	1,010	10,100
Investor A Class	2,620,637	26,310,699
Investor B Class	547,695	5,523,324
Investor C Class	1,051,002	10,670,482
Shares redeemed:
Institutional Class	(48,726)	(485,957)
Service Class	—	—
Investor A Class	(329,077)	(3,279,673)
Investor B Class	(58,522)	(582,862)
Investor C Class	(53,152)	(531,495)

Net increase	4,680,540	$47,319,135

[1]	Commencement of operations.

182

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	INTERNATIONAL OPPORTUNITIES
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	2,936,015	$112,213,588	3,124,637	$90,893,095
Service Class	2,407,532	86,305,228	832,415	23,659,396
Investor A Class	4,378,616	161,232,888	4,521,618	128,498,832
Investor B Class	574,285	19,947,177	695,853	18,889,974
Investor C Class	1,895,877	65,763,984	2,137,054	58,642,481
Shares issued in reinvestment of dividends:
Institutional Class	139,451	4,988,078	29,812	827,590
Service Class	73,716	2,577,086	8,721	237,123
Investor A Class	211,755	7,357,758	34,965	945,460
Investor B Class	53,647	1,779,263	3,472	90,492
Investor C Class	87,882	2,912,242	5,986	155,815
Shares redeemed:
Institutional Class	(1,397,307)	(54,683,518)	(811,565)	(23,267,346)
Service Class	(663,402)	(25,526,973)	(321,418)	(9,020,020)
Investor A Class	(2,216,223)	(84,736,416)	(1,152,328)	(32,651,828)
Investor B Class	(580,843)	(21,035,403)	(367,450)	(10,037,117)
Investor C Class	(748,603)	(27,407,002)	(474,830)	(12,988,280)

Net increase	7,152,398	$251,687,980	8,266,942	$234,875,667

183

BLACKROCK FUNDS

	ASSET ALLOCATION
	FOR THE YEAR ENDED 9/30/06		FOR THE PERIOD 3/1/05 THROUGH 9/30/05		FOR THE PERIOD 4/1/04 THROUGH 2/28/05
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Net change in shares from reorgani-zation:(1)
State Street Research Fund:
Institutional Class (Formerly Class S)	—	$—	—	$—	(431,759)	$—
Investor A Class (Formerly Class A, Class B and Class R)	—	—	—	—	(12,435,419)	—
Investor B Class (Formerly Class B(1))	—	—	—	—	(3,883,624)	—
Investor C Class (Formerly Class C)	—	—	—	—	(1,561,222)	—
BlackRock Fund:
Institutional Class (Formerly Class S)	—	—	—	—	756,058	11,073,022
Service Class	—	—	—	—	159,024	2,325,985
Investor A Class (Formerly Class A, Class B and Class R)	—	—	—	—	4,260,378	62,273,644
Investor B Class (Formerly Class B(1))	—	—	—	—	2,633,550	38,144,193
Investor C Class (Formerly Class C)	—	—	—	—	330,149	4,780,614
Shares sold:
Institutional Class (Formerly Class S)	745,174	11,405,214	286,450	4,309,548	843,355	11,040,921
Service Class	6,258	96,574	14,692	219,083	6,047	90,163
Investor A Class (Formerly Class A, Class B and Class R)	4,247,781	65,185,893	1,686,903	25,359,821	9,147,740	97,457,497
Investor B Class (Formerly Class B(1))	1,572,447	23,893,964	804,846	11,974,666	2,760,767	29,631,133
Investor C Class (Formerly Class C)	1,811,784	27,480,003	641,305	9,566,052	2,286,784	24,055,515
Shares issued in reinvestment of dividends:
Institutional Class (Formerly Class S)	98,747	1,494,944	16,029	240,227	115,141	1,215,396
Service Class	7,181	108,419	1,144	17,133	—	—
Investor A Class (Formerly Class A, Class B and Class R)	1,742,536	26,284,454	263,316	3,938,180	2,609,782	27,513,302
Investor B Class (Formerly Class B(1))	521,476	7,773,457	36,219	536,310	666,138	6,990,057
Investor C Class (Formerly Class C)	124,429	1,853,506	8,022	118,805	149,839	1,581,290
Shares redeemed:
Institutional Class (Formerly Class S)	(666,646)	(10,214,260)	(474,289)	(7,052,006)	(1,243,828)	(14,502,160)
Service Class	(11,679)	(179,033)	(20,740)	(312,598)	(19,987)	(296,380)
Investor A Class (Formerly Class A, Class B and Class R)	(6,629,177)	(101,664,120)	(5,426,561)	(80,927,628)	(11,410,029)	(125,727,173)
Investor B Class (Formerly Class B(1))	(2,477,998)	(37,586,958)	(1,675,868)	(24,814,424)	(1,985,558)	(22,062,236)
Investor C Class (Formerly Class C)	(1,095,767)	(16,613,352)	(669,175)	(9,907,608)	(733,924)	(8,157,124)

Net increase (decrease)	(3,454)	$(681,295)	(4,507,707)	$(66,734,439)	(6,980,598)	$147,427,659

(1)	See Note (B).

There is a 2% redemption fee on shares of the Portfolios redeemed or exchanged which have been held 90 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

On September 30, 2006, two shareholders held approximately 16% of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 9% of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 18%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the Aurora Portfolio, three shareholders held approximately 24% of the Small/Mid-Cap Growth Portfolio, three shareholders held approximately 45% of the Small Cap Value Equity Portfolio, two shareholders held 25% of the Small Cap Core Equity Portfolio, three shareholders held approximately 45% of the Small Cap Growth Equity Portfolio, one shareholder held approximately 8% of the U.S. Opportunities Portfolio, three shareholders held approximately 28% of the Global Science & Technology Opportunities Portfolio, three shareholders held approximately 34% of the Global Resources Portfolio, three shareholders held approximately 19% of the All-Cap Global Resources Portfolio, three shareholders held approximately 31% of the Health Sciences Opportunities Portfolio, three shareholders held approximately 21% of the Global Opportunities Portfolio, three shareholders held approximately 19% of the International Opportunities Portfolio, and four shareholders held approximately 62% of the Index Equity Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(G)	Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, attributable to paydown gain/loss, swap income/(loss), transactions involving foreign securities and currencies, tax adjustments pertaining to investments in Passive Foreign Investment Companies (PFICs), Treasury Inflation Protected Securities (TIPS) adjustments, Net Operating Loss reclass and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	INCREASE (DECREASE) PAID IN-CAPITAL	INCREASE (DECREASE) ACCUMULATED NET REALIZED GAIN (LOSS)	INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME
Investment Trust	$(313,079)	$318,301	$(5,222)
Legacy	(1,603,154)	—	1,603,154
Mid-Cap Value Equity	—	(2,095)	2,095
Mid-Cap Growth Equity	(4,988,705)	1,650	4,987,055
Aurora	1,078	(8,333,637)	8,332,559
Small/Mid-Cap Growth	—	(3,098,866)	3,098,866
Small Cap Value Equity	—	(1,699,672)	1,699,672
Small Cap Core Equity	(530,893)	(408,341)	939,234
Small Cap Growth Equity	(3,930,605)	—	3,930,605
Global Science & Technology Opportunities	(377,964)	26,029	351,935
Global Resources	—	(4,774,686)	4,774,686
All-Cap Global Resources	—	(1,006,985)	1,006,985
Health Sciences Opportunities	(64,126)	(2,563,334)	2,627,460
U.S. Opportunities	(887,312)	—	887,312
Global Opportunities	(69,040)	(107,284)	176,324
International Opportunities	—	(8,559,869)	8,559,869
Asset Allocation	—	2,396,640	(2,396,640)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

185

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The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Investment Trust
9/30/06	$6,955,324	$33,496,464	$40,451,788
9/30/05	464,247	—	464,247
Mid-Cap Value
9/30/06	38,661,023	39,519,264	78,180,287
9/30/05	5,355,456	1,906,200	7,261,656
Mid-Cap Growth Equity
9/30/06	—	5,858,678	5,858,678
9/30/05	—	—	—
Aurora
9/30/06	—	469,822,920	469,822,920
9/30/05	51,296,874	285,959,800	337,256,674
Small/Mid-Cap Growth
9/30/06	2,601,559	9,815,826	12,417,385
9/30/05	—	—	—
Small Cap Value Equity
9/30/06	13,855,416	9,832,729	23,688,145
9/30/05	17,073,528	8,151,685	25,225,213
Small Cap Core Equity
9/30/06	184,044	832,618	1,016,662
9/30/05	—	103,852	103,852
Global Resources
9/30/06	46,804,612	97,671,736	144,476,348
9/30/05	—	—	—
Health Sciences Opportunities
9/30/06	4,919,522	6,513,226	11,432,748
3/1/04 through 2/28/05	—	75,346	75,346
International Opportunities
9/30/06	8,671,485	18,384,832	27,056,317
9/30/05	3,350,147	—	3,350,147
Asset Allocation
9/30/06	10,236,578	32,265,613	42,502,191
9/30/05	6,400,932	7,557	6,408,489

186

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER LOSSES
Investment Trust	$9,789,347	$—	$132,873,152	$—
Legacy	—	—	93,769,489	—
Mid-Cap Value Equity	53,449,835	48,089,438	—	—
Mid-Cap Growth Equity	—	—	229,430,039	—
Aurora	8,196,335	563,124,168	—	—
Small/Mid-Cap Growth .	160,506	9,181,179	—	—
Small Cap Value Equity	3,636,647	11,770,326	—	—
Small Cap Core Equity	—	778,577	—	—
Small Cap Growth Equity	—	—	583,447,484	—
Global Science & Technology Opportunities	—	—	75,943,756	—
Global Resources	22,205,624	222,928,908	—	—
All-Cap Global Resources	14,535,998	7,997,806	—	124,929
Health Sciences Opportunities	—	10,381,295	—	—
U.S. Opportunities	—	—	85,519,116	—
Global Opportunities	321,285	—	2,112,311	—
International Opportunities	90,307,103	76,216,301	—	—
Asset Allocation	2,910,393	30,494,420	21,423,909	2,777,348

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2009	2010	2011	2012	2013	2014	TOTAL
Investment Trust	$102,786,054	$14,153,657	$15,933,441	$—	$—	$—	$132,873,152
Legacy	—	75,391,703	18,377,786	—	—	—	93,769,489
Mid-Cap Growth Equity	110,685,825	102,446,591	16,297,623	—	—	—	229,430,039
Small Cap Growth Equity	—	478,460,392	104,987,092	—	—	—	583,447,484
Global Science & Technology Opportunities	3,870,846	72,072,910	—	—	—	—	75,943,756
U.S. Opportunities	—	68,976,779	16,542,337	—	—	—	85,519,116
Global Opportunities	—	—	—	—	—	2,112,311	2,112,311
Asset Allocation	—	21,423,909	—	—	—	—	21,423,909

As of September 30, 2006 the following capital loss carryforwards were used to offset net taxable gains for the following Portfolios:

Investment Trust	$103,588,474
Legacy	22,188,774
Mid-Cap Growth Equity	50,591,268
Small Cap Growth Equity	61,145,090
Global Science & Technology Opportunities	2,748,812
All-Cap Global Resources	36,351
U.S. Opportunities	16,039,057
Asset Allocation	11,815,667

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

187

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(H)	Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

(I)	Subsequent Events

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares was eliminated.

188

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Investment Trust, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences Opportunities (formerly Health Sciences), U.S. Opportunities, Global Opportunities, International Opportunities, and Asset Allocation Portfolios, seventeen of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended (except for Global Opportunities Portfolio which is for the period from January 31, 2006 (commencement of operations) to September 30, 2006), the statements of changes in net assets for each of the two years in the period then ended (except for Mid-Cap Value Equity, Global Resources, Health Sciences Opportunities, and Asset Allocation Portfolios which are for the year ended September 30, 2006, the period from March 1, 2005 to September 30, 2005, and the periods ended February 28, 2005; except for Legacy Portfolio which is for the year ended September 30, 2006, the period from November 1, 2004 to September 30, 2005, and for the year ended October 31, 2004; and except for Global Opportunities Portfolio which is for the period from January 31, 2006 (commencement of operations) to September 30, 2006) and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios (except the Aurora and Small/Mid-Cap Growth Portfolios) for the periods ended February 28, 2003, February 28, 2002, March 31, 2003, March 31, 2002, June 30, 2002, September 30, 2003, September 30, 2002, and October 31, 2002 were audited by other auditors whose reports, dated August 9, 2002, November 8, 2002, December 13, 2002, April 7, 2003 and May 9, 2003, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

189

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

190

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

191

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

192

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

193

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

194

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc. (4) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

195

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory and, if applicable, sub-advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC, and between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. or BlackRock International, Ltd. (collectively, the “Advisors”), as applicable.

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisors, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a

196

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ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisors, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) for Portfolios currently having an investment sub-advisor, the existence of that sub-advisory relationship, the division of responsibilities between the investment advisor and the sub-advisor and the services provided by each of them;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(x) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xii) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same, and the fact that each applicable Portfolio’s investment advisor will continue to bear all of its sub-advisory fees;

(xiii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory and, if applicable, sub-advisory agreements (collectively, the “Current Advisory Agreements”);

(xiv) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisors had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisors, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940

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Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisors’ investment philosophy and process used to manage each of the Portfolios, as well as a description of each Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisors’ in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisors to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisors, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisors with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisors’ and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisors would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

198

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the applicable Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	except for the All-Cap Global Resources, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Core Equity and U.S. Opportunities Portfolios, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	except for the All-Cap Global Resources (Institutional Class only), Asset Allocation, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity and U.S. Opportunities Portfolios, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that:

•	with respect to the Mid-Cap Growth Equity Portfolio and the Investor A Class of the All-Cap Global Resources, Global Science & Technology Opportunities and International Opportunities Portfolios, the difference by which such Portfolios’ contractual advisory fees were higher than the median for their respective peers was not significant;

•	with respect to the Small Cap Core Equity Portfolio, although the contractual advisory fee of such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual advisory fee of such Portfolio was equal to or lower than the median for its peers;

•	with respect to the Institutional Class of the Aurora Portfolio and the Investor A Class of the Mid-Cap Value Equity Portfolio, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, its actual total expenses were equal to or lower than the median;

•

with respect to the Global Resources and U.S. Opportunities Portfolios and the Institutional Class of the Global Science & Technology Opportunities, International Opportunities and Mid-Cap Value Equity Portfolios, although the contractual advisory fee of each such Portfolio was higher

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than the median for its peers, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that were at least equal to or above the performance median for the Portfolio’s peers; and

•	with respect to the Investor A Class of the Aurora Portfolio, although the contractual advisory fee of such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual management (advisory plus administration) fee of such Portfolio was equal to or lower than the median for its peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisors pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Aurora, Investment Trust, Mid-Cap Growth Equity and Small Cap Growth Equity Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisors’ and their affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisors and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit

200

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

201

BLACKROCK FUNDS

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement and, if applicable, Sub-Advisory Agreement for each of the following Portfolios. The votes regarding the approval of the new agreements were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Investment Trust	44,302,615	1,277,050	1,295,529
Legacy[1]	9,578,949	155,180	298,653
Mid-Cap Value Equity[1]	32,104,990	595,348	1,554,039
Mid-Cap Growth Equity[2]	21,034,022	592,103	1,124,308
Aurora[2]	33,188,808	897,775	2,529,088
Small/Mid-Cap Growth[2]	9,956,953	176,150	454,144
Small Cap Value Equity	5,489,858	30,689	201,538
Small Cap Core Equity[1]	1,972,303	62,144	292,427
Small Cap Growth Equity[1]	17,256,373	216,251	315,214
Global Science & Technology Opportunites[1]	2,393,141	64,567	39,468
Global Resources	8,485,821	149,254	145,684
All-Cap Global Resources	26,052,789	252,699	330,806
Health Sciences Opportunities[2]	15,239,354	344,589	581,109
U.S. Opportunities[2]	2,535,745	65,595	68,624
Global Opportunities[1]	1,606,226	55,552	19,598
International Opportunities[1]	14,527,270	239,969	544,798
Asset Allocation[2]	25,103,751	640,214	599,544

Approve the new Sub-Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Global Opportunities[1]	1,608,948	55,421	17,007
International Opportunities[1]	14,537,217	233,650	541,170
Asset Allocation[2]	25,093,344	646,675	603,491

1 – The Special Meeting of Shareholders was adjourned until September 15, 2006

2 – The Special Meeting of Shareholders was adjourned until September 27, 2006

202

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BLACKROCK FUNDS

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor — International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Sub-Advisor — Asset Allocation Portfolio

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accountant

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Developing Capital Markets Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global Resources Portfolio*

BlackRock Global Science & Technology Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Global Technology Fund

BlackRock Global Value Fund

BlackRock Healthcare Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio*

BlackRock International Value Fund

BlackRock Investment Trust

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Legacy Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio*

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Real Investment Fund

BlackRock Short-Term Bond Fund

BlackRock Total Return Portfolio

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock Florida Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Ohio Municipal Bond Portfolio

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio‡

BlackRock NC Municipal MM Portfolio‡

BlackRock NJ Municipal MM Portfolio‡

BlackRock OH Municipal MM Portfolio‡

BlackRock PA Municipal MM Portfolio‡

BlackRock Summit Cash Reserves Fund*

BlackRock U.S. Treasury MM Portfolio

BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EQ-ANN 9/06	BLACKROCK

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY   REAL ESTATE

BlackRock Funds Equity Portfolios	BLACKROCK

ANNUAL REPORT  |  SEPTEMBER 30, 2006

Large Cap Value Equity

Large Cap Growth Equity

Dividend AchieversTM

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
Large Cap Value Equity	2-3
Large Cap Growth Equity	4-5
Dividend AchieversTM	6-7
Note on Performance Information	8
Schedules of Investments	9-14
Key To Investment Abbreviations	15
Portfolio Financial Statements
Statements of Assets and Liabilities	16-17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20-23
Notes to Financial Statements	24-36
Report of Independent Registered Public Accounting Firm	37
Fund Management	38-43
Additional Information	44-49

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley
Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

LARGE CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/06): $349.6 million

Performance Benchmark:

Russell 1000® Value Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its assets in equity securities issued by U.S. large capitalization companies. Current income is the secondary objective. The fund management team will select these companies from among those that have market capitalizations equal to those included in its benchmark, the Russell 1000® Value Index. The Russell 1000® Value Index consists of those Russell 1000® companies that have lower price-to-book ratios and lower forecasted growth values. The Large Cap Value Equity Portfolio aims to outperform the benchmark by investing in equity securities that its managers believe are selling at low relative valuations. To achieve this, the fund management team uses a proprietary multifactor quantitative model to find companies that display improving earnings expectations and attractive relative valuations compared to sector peers.

Recent Portfolio Management Activity:

•	Effective October 13, 2006 the Portfolio was reorganized into BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc.

•	All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2006.

•	The broad market (S&P 500® Index) advanced 10.8% during the annual period, ending with its strongest quarter (Q3 2006). Large cap stocks outpaced small cap stocks by almost 1% on the year, reversing a trend seen over the last few years. This trend was particularly strong in the last quarter, as large caps bested small caps by more than 5%. Continuing a trend seen over the past six years, value again outperformed growth in the large cap space, with value stocks (as measured by the Russell 1000® Value Index) up 14.6%, versus the Russell 1000® Growth Index’s 6.0% gain. During the past 10 years, large cap value stocks have outperformed large cap growth by 5.7% on an annualized basis.

•	Generally, the performance of the sectors for this year revealed a significant reversal from what had occurred in fiscal year 2005. The three weakest sectors of the prior-year period — telecommunications, financials, and materials — were all up more than 15% this year. On the other hand, the two sectors that drove solid returns in 2005 — energy and utilities — were barely positive, up less than 2% during the period.

•	The Portfolio’s multifactor quantitative model struggled during the first half of the fiscal year, as investors were more concerned with broader macroeconomic issues, including oil prices, inflation and interest rate levels. On an encouraging note, the model gained traction during the second half. Valuation factors, which were weak through the first half of the year, improved dramatically over the course of the last half. Within the model, Earnings Expectation factors stayed flat for most of the year. The most predictive factors included Earnings Surprise, Revisions Up and Forecast Earnings-to-Price. Offsetting those factors were weak returns from the Price Momentum, Book-to-Price and Return on Equity factors.

•	From a sector perspective, the consumer services, healthcare and technology sectors were the best performers during the year. In consumer services, our positions in The McGraw-Hill Companies Inc. and The Walt Disney Company led the way. In the healthcare sector, our investment in Merck & Co. Inc. drove solid relative returns. Holdings in Freescale Semiconductor Inc. helped contribute to the technology sector returns. The weakest sectors for the year included industrials, telecommunications, and financials. The timing of our positions in Caterpillar Inc. and Ingersoll-Rand Company Ltd., coupled with our avoidance of Deere & Company, led to difficulty in the industrials sector. Similarly, the timing of our position in BellSouth Corporation led to underperformance in the telecommunications sector. Lastly, our avoidance of poorly ranked stocks, such as Wells Fargo & Company and Freddie Mac, created difficulties in the financials sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE EQUITY PORTFOLIO

AND THE RUSSELL 1000® VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	12.98%	16.45%	7.27%	7.95%
Service Class	12.65%	16.09%	6.94%	7.64%
Investor A Class (Load Adjusted)	6.05%	13.69%	5.56%	6.85%
Investor A Class (NAV)	12.53%	15.96%	6.82%	7.48%
Investor B Class (Load Adjusted)	7.15%	14.20%	5.67%	6.65%
Investor B Class (NAV)	11.65%	15.09%	5.99%	6.65%
Investor C Class (Load Adjusted)	10.70%	15.11%	6.01%	6.66%
Investor C Class (NAV)	11.70%	15.11%	6.01%	6.66%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4 /20/92; INVESTOR A SHARES, 5/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 8/16/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

LARGE CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Bank of America Corp.	4.9%
Exxon Mobil Corp.	4.9
Citigroup, Inc.	3.9
J.P. Morgan Chase & Co.	3.9
Pfizer, Inc.	3.6
Chevron Corp.	2.8
AT&T, Inc.	2.8
ConocoPhillips	2.6
Verizon Communications, Inc.	2.1
General Electric Co.	2.1

Total	33.6%

Top Ten Industries (% of long-term investments)

Banks	17.2%
Oil & Gas	13.9
Insurance	8.0
Finance	6.9
Telecommunications	6.7
Pharmaceuticals	6.4
Manufacturing	5.8
Energy & Utilities	5.6
Real Estate	3.8
Entertainment & Leisure	2.3

Total	76.6%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,057.60	1,056.40	1,055.40	1,051.50	1,051.80	1,021.04	1,019.47	1,018.96	1,014.85	1,015.10
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.02	5.62	6.13	10.29	10.03	3.96	5.53	6.04	10.15	9.90

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.78%, 1.09%, 1.19%, 2.00%, and 1.95% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

LARGE CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/06): $47.8 million

Performance Benchmark:

Russell 1000® Growth Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies. The fund management team will select these companies from among those that have market capitalizations equal to those included in its benchmark, the Russell 1000® Growth Index. The Russell 1000® Growth Index consists of those Russell 1000® companies that have a greater-than-average growth orientation. The Portfolio aims to outperform the benchmark by investing in equity securities that its managers believe possess above-average earnings prospects. To achieve this, the fund management team uses a proprietary multifactor quantitative model to find companies with rising earnings expectations and low relative valuations compared to sector peers.

Recent Portfolio Management Activity:

•	Effective October 13, 2006 the Portfolio was reorganized into BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds, Inc.

•	The Institutional, Service, and Investor A share classes of the Portfolio outperformed the benchmark and the Investor B and C share classes underperformed the benchmark for the annual period.

•	The broad U.S. equity market (as measured by the S&P 500® Index) advanced 10.8% during the annual period, ending with its strongest quarter (Q3 2006). Large cap stocks outpaced small cap stocks by almost 1% on the year, reversing a trend seen over the last few years. This trend was particularly strong in the last quarter, as large caps outpaced small caps by more than 5%. Continuing a trend seen over the past six years, value again outperformed growth in the large cap space, with value stocks (as measured by the Russell 1000® Value Index) up 14.6%, versus the Russell 1000® Growth Index’s 6.0% gain. During the past 10 years, large cap value stocks have outperformed large cap growth by 5.7% on an annualized basis.

•	Generally, the performance of the sectors for this year revealed a significant reversal from what had occurred in fiscal year 2005. The three weakest sectors of the prior year — telecommunications, financials and materials — were all up more than 15% this year. On the other hand, the two sectors that drove solid returns in 2005 — energy and utilities — were barely positive, up less than 2% during the period.

•	When viewed over the course of the fiscal year, the Portfolio’s multifactor stock selection model was modestly predictive. The model did, however, struggle during the first half of the year as investors were more concerned with broader macroeconomic issues, including oil prices, inflation and interest rate levels. On an encouraging note, the model gained significant traction during the second half. Valuation factors, which were weak through the first half of the year, improved dramatically over the course of the last half. Earnings Expectation factors remained flat for most of the year. The most predictive factors that accounted for the model’s modest success during the annual period included Estimate Momentum, Cash Flow to Price, Forecast Estimate Dispersion and Book to Price. Slightly offsetting those factors were weak returns from the Price Momentum, Forecast Earnings to Price and Revisions Down factors.

•	From a sector perspective, commercial services, technology and consumer cyclicals were the best performers during the year. In commercial services, our positions in Alliance Data Systems Corporation and Ryder System Inc. led the way. In the technology sector, our avoidance of Dell Inc. and QUALCOMM Incorporated, which were down dramatically for the year, led to the solid relative performance. Lastly, in the consumer cyclicals sector, our holdings in American Eagle Outfitters Inc. and Cummins Inc. were key contributors to the strong returns. The weakest sectors for the year included energy and industrials. Our investments in Patterson-UTI Energy Inc. and Devon Energy Corporation had a negative impact on performance. Additionally, the timing of our positions in industrials stocks, such as Caterpillar Inc. and WESCO International Ltd., contributed to overall weakness in that sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH EQUITY

PORTFOLIO AND THE RUSSELL 1000® GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	6.60%	9.56%	3.40%	2.71%
Service Class	6.20%	9.18%	3.05%	2.39%
Investor A Class (Load Adjusted)	0.12%	6.97%	1.72%	1.64%
Investor A Class (NAV)	6.23%	9.09%	2.93%	2.24%
Investor B Class (Load Adjusted)	0.81%	7.27%	1.78%	1.47%
Investor B Class (NAV)	5.31%	8.28%	2.15%	1.47%
Investor C Class (Load Adjusted)	4.32%	8.25%	2.15%	1.45%
Investor C Class (NAV)	5.32%	8.25%	2.15%	1.45%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 3/14/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/24/96; AND INVESTOR C SHARES, 1/24/97. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

LARGE CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Cisco Systems, Inc.	3.4%
Microsoft Corp.	3.3
International Business Machines Corp.	2.7
PepsiCo, Inc.	2.1
Intel Corp.	2.1
Amgen, Inc.	2.0
General Electric Co.	1.9
Johnson & Johnson	1.7
Motorola, Inc.	1.7
Google, Inc. - Class A	1.7

Total	22.6%

Top Ten Industries (% of long-term investments)

Computer Software & Services	9.4%
Retail Merchandising	8.9
Manufacturing	8.0
Computer & Office Equipment	7.6
Medical & Medical Services	6.5
Electronics	6.3
Pharmaceuticals	5.4
Finance	4.7
Medical Instruments & Supplies	4.3
Beverages & Bottling	3.7

Total	64.8%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,005.70	1,003.90	1,003.90	1,000.00	998.90	1,020.38	1,019.21	1,018.30	1,014.64	1,014.44
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.58	5.73	6.63	10.23	10.42	4.62	5.79	6.70	10.36	10.56

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.91%, 1.14%, 1.32%, 2.04%, and 2.08% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

DIVIDEND ACHIEVERSTM PORTFOLIO

Total Net Assets (9/30/06): $41.7 million

Performance Benchmark:

Russell 1000® Value Index

Investment Approach:

Seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its assets in common stocks included in the universe of common stocks which Mergent®, a recognized provider of financial information, has identified as Dividend AchieversTM. To qualify for the Dividend AchieversTM universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last 10 consecutive years. These issuers are also subject to additional screening criteria applied by Mergent® such as liquidity. The Portfolio will be constructed from a broad universe of stocks that the fund management team believes to be value stocks and all stocks in the Dividend AchieversTM universe. The portfolio management team screens these issuers utilizing BlackRock’s proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate Portfolio holdings. The Portfolio will be constructed with consideration of the characteristics of the Russell 1000 Value Index, such as style, sector, industry, capitalization and volatility. The Portfolio may invest up to 20% of its assets in common stocks of issuers that are not included in the Dividend AchieversTM universe, and in fixed income securities when, in the opinion of the portfolio management team, it is advantageous for the Portfolio to do so.

Recent Portfolio Management Activity:

•	Effective October 13, 2006 the Portfolio was reorganized into BlackRock Equity Dividend Fund.

•	All share classes underperformed the benchmark for the annual period.

•	The U.S. equity market, as measured by the S&P 500® Index, advanced 10.8% for the fiscal year, with the strongest performance occurring in the third quarter of 2006. Reversing a trend seen over the past few years, large cap stocks outpaced small cap stocks by almost 1% on the year. This trend was particularly strong in the last quarter as large caps outpaced small caps by over 5%. Continuing a trend seen over the past six years, value continued to outperform growth in the large cap space with value stocks, as measured by the Russell 1000® Value Index, up 14.6%, while the Russell 1000® Growth Index was up 6.0%. Over the past 10 years, large cap value stocks have outperformed large cap growth by 5.7% on an annualized basis.

•	From a sector perspective, performance for this year revealed a significant reversal from what had occurred in the prior year. The three weakest sectors last year (telecommunications, financials and materials) were all up more the 15% this year, while two sectors that drove the positive returns of the prior year (energy and utilities) were barely positive —both up less than 2%.

•	The Portfolio’s stock selection is based on three criteria. During the fiscal year, two of those criteria hindered performance while the third proved modestly helpful. As the Portfolio is committed to maintaining at least 80% of its assets in Dividend AchieversTM stocks, the performance of these stocks is a key determinant to the overall performance of the Portfolio. For the year, Mergent’s Dividend Achiever universe of stocks underperformed the Russell 1000® Value Index by approximately 2%, creating modest pressure on performance. Additionally, stocks in the value universe with little or no dividend yield slightly outperformed those with high yields (one of the priorities in our Portfolio), creating additional performance challenges. The last input in stock selection is the quantitative equity model. The model struggled during the first half of the fiscal year as investors seemed to be more focused on broader macro concerns like the price of oil, inflation and the level of interest rates. On an encouraging note, the model started to gain traction during the second half of the year. The Valuation factors were weak through the first half, but improved dramatically over the latter half of the year. The Earnings Expectations factor was flat for most of the year. The most predictive factors for the year included Earnings Surprise, Revisions Up and Forecast Earnings-to-Price. Offsetting those factors were weak results from the Price Momentum, Book-to-Price and Return-on-Equity factors.

•	From a sector perspective, on a relative basis, the financial, technology, utility and energy sectors were the weakest performers. The Portfolio’s avoidance of stocks like Bank of New York and Lehman Brothers led to weakness in financials. In technology, our avoidance of Hewlett-Packard, coupled with our position in McAfee, resulted in modest relative underperformance. Our holdings in UGI Corp. and Helmerich & Payne in the utility and energy sectors detracted as well. On a positive note, the basic materials, consumer services and healthcare sectors all posted solid relative returns, led by our positions in NuCor Corp., Merck and Harley-Davidson.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVIDEND ACHIEVERSTM

PORTFOLIO AND THE RUSSELL 1000® VALUE INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
Institutional Class	12.08%	10.40%
Service Class	11.78%	10.00%
Investor A Class (Load Adjusted)	5.27%	6.95%
Investor A Class (NAV)	11.73%	10.07%
Investor B Class (Load Adjusted)	6.33%	7.77%
Investor B Class (NAV)	10.83%	9.33%
Investor C Class (Load Adjusted)	9.93%	9.30%
Investor C Class (NAV)	10.93%	9.30%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 9/8/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

DIVIDEND ACHIEVERS™ PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Exxon Mobil Corp.	5.8%
Bank of America Corp.	4.1
Pfizer, Inc.	4.1
Chevron Corp.	3.8
AT&T, Inc.	3.6
J.P. Morgan Chase & Co. Inc.	3.4
Citigroup, Inc.	3.2
Altria Group, Inc.	2.4
Merck & Co., Inc.	2.4
General Electric Co.	2.2

Total	35.0%

Top Ten Industries (% of long-term investments)

Banks	16.9%
Oil & Gas	15.3
Insurance	7.2
Telecommunications	7.1
Pharmaceuticals	6.9
Finance	6.6
Manufacturing	5.7
Real Estate	4.3
Energy & Utilities	4.2
Tobacco	2.4

Total	76.6%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,059.10	1,057.70	1,057.00	1,052.80	1,053.80	1,020.43	1,018.91	1,018.40	1,014.59	1,014.54
Expenses Incurred During Period (4/01/06 - 9/30/06)	4.65	6.19	6.70	10.55	10.61	4.57	6.09	6.60	10.41	10.46

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.90%, 1.20%, 1.30%, 2.05%, and 2.06% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

Performance information is stated to reflect the maximum front-end sales charge as of September 29, 2006 (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Large Cap Value Equity, Large Cap Growth Equity and Dividend AchieversTM Portfolios — 5.75%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2007 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

For Corporate Shareholders Only:

The percentage of dividends from net investment income declared in the fiscal year ended September 30, 2006 which qualify for the corporate dividends received deduction is as follows:

BlackRock Large Cap Value Equity Portfolio	100.0%
BlackRock Large Cap Growth Equity Portfolio	100.0%
BlackRock Dividends AchieversTM Portfolio	100.0%

Qualified Dividend Income:

For taxable non-corporate shareholders, the net investment income and net short-term capital gains representing qualified dividend income subject to the 15% tax rate category based on the Portfolios’ tax year-ends as of September 30, 2006 are estimated as follows:

QUALIFIED DIVIDENDS
BlackRock Large Cap Value Equity Portfolio	100.0%
BlackRock Large Cap Growth Equity Portfolio	100.0%
BlackRock Dividends AchieversTM Portfolio	100.0%

The final Qualified Dividend Income to be used by calendar year taxpayers on their U.S. federal income tax returns will be reflected on the Form 1099-DIV and will be mailed in January 2007.

8

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.4%
Aerospace — 1.2%
Lockheed Martin Corp.	23,800	$2,048,228
Raytheon Co.	43,200	2,074,032

		4,122,260

Banks — 17.1%
Bank of America Corp.	316,900	16,976,333
Citigroup, Inc.(b)	276,200	13,718,854
Comerica, Inc.	53,300	3,033,836
J.P. Morgan Chase & Co.	287,000	13,477,520
Key Corp.	82,700	3,096,288
U.S. Bancorp.	181,700	6,036,074
Wachovia Corp.	64,100	3,576,780

		59,915,685

Beverages & Bottling — 0.6%
Pepsi Bottling Group, Inc.	59,200	2,101,600

Broadcasting — 1.0%
DIRECTV Group, Inc.(c)	173,600	3,416,448

Chemicals — 1.2%
Huntsman Corp.(c)	92,900	1,690,780
The Lubrizol Corp.	54,600	2,496,858

		4,187,638

Computer & Office Equipment — 1.6%
Hewlett-Packard Co.	91,300	3,349,797
International Business Machines Corp.	8,600	704,684
Western Digital Corp.(c)	84,200	1,524,020

		5,578,501

Computer Software & Services — 1.0%
Computer Sciences Corp.(c)	34,100	1,674,992
Symantec Corp.(c)	90,600	1,927,968

		3,602,960

Electronics — 0.5%
L-3 Communications Holdings, Inc.	21,400	1,676,262

Energy & Utilities — 5.5%
CenterPoint Energy, Inc.	247,400	3,542,768
FirstEnergy Corp.	58,600	3,273,396
PG&E Corp.	86,400	3,598,560
PPL Corp.	88,200	2,901,780
Sempra Energy	65,200	3,276,300
TXU Corp.	44,000	2,750,880

		19,343,684

Entertainment & Leisure — 2.3%
Sabre Holdings Corp.	67,000	1,567,130
The Walt Disney Co.	204,400	6,318,004

		7,885,134

Finance — 6.9%
AmeriCredit Corp.(c)	70,700	1,766,793
The Bear Stearns Cos., Inc.	24,600	3,446,460
Capital One Financial Corp.	24,900	1,958,634
CIT Group, Inc.	48,000	2,334,240
Fannie Mae	40,300	2,253,173
The Goldman Sachs Group, Inc.	17,800	3,011,226
Regions Financial Corp.	89,600	3,296,384
State Street Corp.	40,400	2,520,960
Washington Mutual, Inc.	80,600	3,503,682

		24,091,552

Food & Agriculture — 2.2%
Archer-Daniels-Midland Co.	80,300	3,041,764
ConAgra Foods, Inc.	86,400	2,115,072
General Mills, Inc.	42,600	2,411,160

		7,567,996

Home Furnishings/Housewares — 0.6%
Newell Rubbermaid, Inc.	76,900	2,177,808

Insurance — 7.9%
ACE Ltd.	33,900	1,855,347
The Allstate Corp.	80,100	5,024,673
American International Group, Inc.	52,600	3,485,276
CHUBB Corp.	66,700	3,465,732
Genworth Financial, Inc.	72,800	2,548,728
MetLife, Inc.	40,400	2,289,872
Nationwide Financial Services, Inc.	38,800	1,866,280
The St. Paul Travelers Cos., Inc.	108,200	5,073,498
W.R. Berkley Corp.	61,500	2,176,485

		27,785,891

Machinery & Heavy Equipment — 0.6%
Caterpillar, Inc.	31,800	2,092,440

Manufacturing — 5.8%
Cummins, Inc.	22,400	2,670,752
Fortune Brands, Inc.	28,700	2,155,657
General Electric Co.	209,000	7,377,700
Ingersoll-Rand Co. Ltd. - Class A	59,400	2,256,012
Nucor Corp.	42,000	2,078,580
Parker Hannifin Corp.	25,600	1,989,888
Reynold American, Inc.	26,600	1,648,402

		20,176,991

Medical & Medical Services — 1.0%
Community Health Systems, Inc.(c)	51,700	1,930,995
Coventry Health Care, Inc.(c)	33,725	1,737,512

		3,668,507

Metal & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc. - Class B	23,000	1,224,980
Phelps Dodge Corp.	23,100	1,956,570

		3,181,550

Oil & Gas — 13.8%
Chevron Corp.	148,300	9,618,738
ConocoPhillips	152,400	9,072,372
Devon Energy Corp.	47,100	2,974,365
Energen Corp.	56,600	2,369,842
Exxon Mobil Corp.	252,300	16,929,330
Marathon Oil Corp.	56,100	4,314,090
Valero Energy Corp.	58,400	3,005,848

		48,284,585

Pharmaceuticals — 6.4%
Merck & Co., Inc.	141,800	5,941,420

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
Pfizer, Inc.	440,600	$12,495,416
Wyeth	76,000	3,863,840

		22,300,676

Plastics — 0.9%
Sonoco Products Co.	95,300	3,205,892

Publishing & Printing — 1.0%
The McGraw-Hill Cos., Inc.	57,700	3,348,331

Railroad & Shipping — 0.7%
Union Pacific Corp.	29,200	2,569,600

Real Estate — 3.8%
CB Richard Ellis Group, Inc. - Class A (REIT)(c)	107,700	2,649,420
Host Hotels & Resorts, Inc. (REIT)	164,400	3,769,692
ProLogis (REIT)	40,600	2,316,636
Simon Property Group, Inc. (REIT)	50,600	4,585,372

		13,321,120

Restaurants — 1.6%
McDonald’s Corp.	142,200	5,562,864

Retail Merchandising — 2.1%
AnnTaylor Stores Corp.(c)	64,700	2,708,342
J.C. Penney Co., Inc.	36,800	2,516,752
The Kroger Co.	90,900	2,103,426

		7,328,520

Security Brokers & Dealers — 1.4%
Lehman Brothers Holdings, Inc.	64,500	4,763,970
Semiconductors & Related Devices — 0.5%
Fairchild Semiconductor International, Inc.(c)	100,800	1,884,960
Soaps & Cosmetics — 1.5%
The Procter & Gamble Co.	82,100	5,088,558
Telecommunications — 6.6%
AT&T, Inc.	294,400	9,585,664
BellSouth Corp.	95,600	4,086,900
Motorola, Inc.	81,900	2,047,500
Verizon Communications, Inc.	200,900	7,459,417

		23,179,481

Tobacco — 1.2%
Altria Group, Inc.	55,500	4,248,525

TOTAL COMMON STOCKS (Cost $265,557,346)		347,659,989

SHORT TERM INVESTMENTS — 0.3%
Galileo Money Market Fund (Cost $ 948,246)	948,246	948,246

TOTAL INVESTMENTS IN SECURITIES — 99.7% (Cost $266,505,592(a))		348,608,235
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		1,030,864

TOTAL NET ASSETS — 100%		$349,639,099

(a)	Cost for federal income tax purposes is $268,605,776. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$82,036,484
Gross unrealized depreciation	(2,034,025)

$80,002,459

(b)	Securities or a portion thereof, pledged as collateral with a value of $715,248 on 7 long S&P 500 futures contracts expiring December 2006. The notional value of such contracts on September 30, 2006 was $2,354,450 with an unrealized gain of $38,126 (including commissions of $22).

(c)	Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.8%
Aerospace — 1.9%
Lockheed Martin Corp.	5,900	$507,754
United Technologies Corp.	6,700	424,445

		932,199

Air Transportation — 0.4%
Continental Airlines, Inc. - Class B(b)	6,500	184,015

Banks — 0.6%
The Bank of New York Co., Inc.	8,000	282,080

Beverages & Bottling — 3.7%
Anheuser-Busch Cos., Inc.	8,400	399,084
Pepsi Bottling Group, Inc.	10,000	355,000
PepsiCo, Inc.	15,500	1,011,530

		1,765,614

Broadcasting — 0.9%
DIRECTV Group, Inc.(b)	22,000	432,960

Business Services — 0.9%
Alliance Data Systems Corp.(b)	7,700	424,963

Chemicals — 0.7%
Huntsman Corp.(b)	19,700	358,540

Computer & Office Equipment — 7.5%
Cisco Systems, Inc.(b)(c)	69,900	1,607,700
Hewlett-Packard Co.	14,100	517,329
International Business Machines Corp.	15,500	1,270,070
Western Digital Corp.(b)	11,900	215,390

		3,610,489

Computer Software & Services — 9.3%
Activision, Inc.(b)	2	30
BMC Software, Inc.(b)	17,000	462,740
Citrix Systems, Inc.(b)	9,200	333,132
Computer Sciences Corp.(b)	5,000	245,600
eBay, Inc.(b)	7,900	224,044
Google, Inc. - Class A(b)	2,000	803,800
Microsoft Corp.	57,300	1,566,009
Oracle Corp.(b)	33,800	599,612
Yahoo! Inc.(b)	9,000	227,520

		4,462,487

Electronics — 6.2%
AES Corp.(b)	21,200	432,268
Amphenol Corp.	6,000	371,580
Emerson Electric Co.	3,500	293,510
Intel Corp.	47,700	981,189
L-3 Communications Holdings, Inc.	2,800	219,324
Vishay Intertechnology, Inc.(b)	20,000	280,800
WESCO International, Inc.(b)	6,600	382,998

		2,961,669

Energy & Utilities — 1.7%
Airgas, Inc.	10,300	372,551
TXU Corp.	7,100	443,892

		816,443

Entertainment & Leisure — 2.5%
Comcast Corp.(b)	9,100	335,335
Sabre Holdings Corp.	11,500	268,985
The Walt Disney Co.	19,000	587,290

		1,191,610

Finance — 4.6%
American Express Co.	13,100	734,648
The Goldman Sachs Group, Inc.	3,850	651,305
Morgan Stanley	6,900	503,079
State Street Corp.	5,200	324,480

		2,213,512

Food & Agriculture — 0.5%
General Mills, Inc.	4,300	243,380

Home Furnishings/Housewares — 0.6%
Newell Rubbermaid, Inc.	10,300	291,696

Insurance — 2.2%
Genworth Financial, Inc.	6,700	234,567
W.R. Berkley Corp.	9,600	339,744
WellPoint, Inc.(b)	6,200	477,710

		1,052,021

Machinery & Heavy Equipment — 1.4%
Caterpillar, Inc.	6,200	407,960
Terex Corp.(b)	6,000	271,320

		679,280

Manufacturing — 7.9%
Cummins, Inc.	3,900	464,997
Dade Behring Holdings, Inc.	10,500	421,680
Energizer Holdings, Inc.(b)	3,400	244,766
General Electric Co.	24,900	878,970
Lincoln Electric Holdings, Inc.	6,200	337,590
Nucor Corp.	7,400	366,226
Parker Hannifin Corp.	5,400	419,742
Textron, Inc.	2,700	236,250
Whirlpool Corp.	4,650	391,111

		3,761,332

Medical & Medical Services — 6.5%
Amgen, Inc.(b)	13,400	958,502
Community Health Systems, Inc.(b)	4,800	179,280
Coventry Health Care, Inc.(b)	8,498	437,817
Emdeon Corp.(b)	19,000	222,490
Express Scripts, Inc.(b)	3,200	241,568
McKesson Corp.	9,000	474,480
Pharmaceutical Product Development, Inc.	7,700	274,813
UnitedHealth Group, Inc.	6,100	300,120

		3,089,070

Medical Instruments & Supplies — 4.2%
Beckman Coulter, Inc.	7,000	402,920
Becton, Dickinson & Co.	7,800	551,226
Hillenbrand Industries, Inc.	4,500	256,410
Johnson & Johnson	12,700	824,738

		2,035,294

Metal & Mining — 0.5%
Phelps Dodge Corp.	2,900	245,630

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Motor Vehicles — 0.6%
Harley-Davidson, Inc.	4,600	$288,650

Oil & Gas — 3.1%
Devon Energy Corp.	5,000	315,750
Exxon Mobil Corp.	5,100	342,210
Frontier Oil Corp.	6,500	172,770
Grant Prideco, Inc.(b)	8,400	319,452
Patterson-UTI Energy, Inc.	14,200	337,392

		1,487,574

Pharmaceuticals — 5.3%
Abbott Laboratories	12,700	616,712
Gilead Sciences, Inc.(b)	4,400	302,280
Merck & Co., Inc.	15,900	666,210
Pfizer, Inc.	13,700	388,532
Wyeth	11,200	569,408

		2,543,142

Publishing & Printing — 1.2%
The McGraw-Hill Cos., Inc.	9,700	562,891

Railroad & Shipping — 1.0%
Union Pacific Corp.	5,300	466,400

Real Estate — 1.8%
CB Richard Ellis Group, Inc. - Class A (REIT)(b)	20,000	492,000
Host Hotels & Resorts, Inc. (REIT)	15,500	355,415

		847,415

Restaurants — 1.1%
Darden Restaurants, Inc.	12,300	522,381

Retail Merchandising — 8.8%
American Eagle Outfitters, Inc.	9,500	416,385
Barnes & Noble, Inc.	6,200	235,228
Best Buy Co., Inc.	8,400	449,904
Federated Department Stores, Inc.	10,100	436,421
The Home Depot, Inc.	10,100	366,327
J.C. Penney Co., Inc.	7,000	478,730
Limited Brands, Inc.	13,200	349,668
Office Depot, Inc.(b)	12,800	508,160
Rent-A-Center, Inc.(b)	10,300	301,687
Sears Holdings Corp.(b)	1,900	300,371
Wal-Mart Stores, Inc.	7,400	364,968

		4,207,849

Security Brokers & Dealers — 0.8%
E*TRADE Financial Corp.(b)	15,700	375,544

Semiconductors & Related Devices — 3.4%
Integrated Device Technology, Inc.(b)	15,300	245,718
Lam Research Corp.(b)	10,300	466,899
MEMC Electronic Materials, Inc.(b)	12,200	446,886
Micron Technology, Inc.(b)	13,100	227,940
Texas Instruments, Inc.	7,300	242,725

		1,630,168

Soaps & Cosmetics — 0.7%
The Procter & Gamble Co.	5,200	322,296

Telecommunications — 2.7%
Motorola, Inc.	32,800	820,000
Polycom, Inc.(b)	10,300	252,659
Telephone and Data Systems, Inc.	5,400	227,340

		1,299,999

Tobacco — 1.1%
Altria Group, Inc.	6,900	528,195

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	6,300	280,854
FedEx Corp.	2,200	239,096
Ryder Systems, Inc.	7,200	372,096

		892,046

Waste Management — 0.6%
Waste Management, Inc.	7,800	286,104

TOTAL COMMON STOCKS (Cost $37,684,362)		47,294,938

SHORT TERM INVESTMENTS — 2.4%
Galileo Money Market Fund (Cost $1,140,102)	1,140,102	1,140,102

TOTAL INVESTMENTS IN SECURITIES — 101.2% (Cost $38,824,464(a))		48,435,040
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(595,001)

TOTAL NET ASSETS — 100%		$47,840,039

(a)	Cost for federal income tax purposes is $39,009,511. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$10,099,901
Gross unrealized depreciation	(674,372)

$9,425,529

(b)	Non-income producing security.

(c)	Securities or a portion thereof, pledged as collateral with a value of $586,500 on 12 long S&P 500 Emini futures contracts and 1 long NASDAQ 100 futures contract expiring December 2006. The notional value of such contracts on September 30, 2006 was $974,365 with an unrealized gain of $8,480 (including commissions of $24).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DIVIDEND ACHIEVERSTM PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.5%
Aerospace — 1.6%
General Dynamics Corp.	6,800	$487,356
United Technologies Corp.	3,200	202,720

		690,076

Banks — 16.7%
Bank of America Corp.	31,800	1,703,526
Citigroup, Inc.	26,600	1,321,222
Comerica, Inc.	8,300	472,436
Corus Bankshares, Inc.	8,400	187,824
J.P. Morgan Chase & Co.	30,100	1,413,496
Key Corp.	11,400	426,816
National City Corp.	11,300	413,580
U.S. Bancorp.	6,800	225,896
Wells Fargo & Co.(b)	15,100	546,318
Wilmington Trust Co.	5,500	245,025

		6,956,139

Beverages & Bottling — 0.6%
PepsiCo, Inc.	3,850	251,251

Chemicals — 1.8%
PPG Industries, Inc.	6,900	462,852
Rohm and Haas Co.	6,000	284,100

		746,952

Computer & Office Equipment — 2.1%
International Business Machines Corp.	6,400	524,416
Pitney Bowes, Inc.	8,100	359,397

		883,813

Computer Software & Services — 0.5%
Microsoft Corp.	7,700	210,441

Construction — 1.0%
Martin Marietta Materials, Inc.	4,850	410,407

Electronics — 0.6%
Emerson Electric Co.	2,800	234,808

Energy & Utilities — 4.2%
FPL Group, Inc.	11,100	499,500
MDU Resources Group, Inc.	15,825	353,530
Pinnacle West Capital Corp.	10,000	450,500
WPS Resources Corp.	8,800	436,744

		1,740,274

Entertainment & Leisure — 1.0%
The Walt Disney Co.	12,900	398,739

Finance — 6.5%
American Capital Strategies Ltd.	3,500	138,145
CIT Group, Inc.	6,900	335,547
Franklin Resources, Inc.	3,300	348,975
Freddie Mac	3,600	238,788
The Goldman Sachs Group, Inc.	2,250	380,633
Indymac Bancorp, Inc.	4,250	174,930
Morgan Stanley	8,800	641,608
Washington Mutual, Inc.	10,750	467,302

		2,725,928

Food & Agriculture — 0.7%
Archer-Daniels-Midland Co.	8,200	310,616

Home Furnishings/Housewares — 0.6%
Newell Rubbermaid, Inc.	8,300	235,056

Insurance — 7.1%
The Allstate Corp.	12,100	759,033
American International Group, Inc.	9,300	616,218
CHUBB Corp.	11,900	618,324
Harleysville Group, Inc.	9,050	316,660
Lincoln National Corp.	6,100	378,688
Protective Life Corp.	5,900	269,925

		2,958,848

Machinery & Heavy Equipment — 0.6%
Caterpillar, Inc.	3,700	243,460

Manufacturing — 5.6%
General Electric Co.	25,750	908,975
Nucor Corp.	8,300	410,767
Parker Hannifin Corp.	3,600	279,828
Reynold American, Inc.	5,200	322,244
VF Corp.	5,800	423,110

		2,344,924

Medical Instruments & Supplies — 0.5%
Becton, Dickinson & Co.	3,100	219,077

Motor Vehicles — 0.9%
Harley-Davidson, Inc.	6,100	382,775

Oil & Gas — 15.1%
Chevron Corp.	23,950	1,553,397
ConocoPhillips	13,400	797,702
Energen Corp.	9,500	397,765
Exxon Mobil Corp.(c)	35,400	2,375,340
Helmerich & Payne, Inc.	17,700	407,631
National Fuel Gas Co.	8,600	312,610
Valero Energy Corp.	2,700	138,969
WGL Holdings, Inc.	9,500	297,730

		6,281,144

Paper & Forest Products — 1.0%
Bemis Co., Inc.	12,700	417,322

Pharmaceuticals — 6.8%
Eli Lilly & Co.	2,950	168,150
Merck & Co., Inc.	23,250	974,175
Pfizer, Inc.	59,200	1,678,912

		2,821,237

Publishing & Printing — 1.8%
The McGraw-Hill Cos., Inc.	8,100	470,043
R.R. Donnelley & Sons Co.	9,200	303,232

		773,275

Real Estate — 5.0%
CBL & Associates Properties, Inc. (REIT)	6,000	251,460
Health Care Property Investors, Inc. (REIT)	10,900	338,445
National Retail Properties, Inc. (REIT)	9,900	213,840
ProLogis (REIT)	6,600	376,596
Simon Property Group, Inc. (REIT)	2,050	185,771
Sun Communities, Inc. (REIT)	4,300	137,428
Tanger Factory Outlet Centers, Inc. (REIT)	9,900	352,638

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DIVIDEND ACHIEVERSTM PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Real Estate (Continued)
Weingarten Realty Investors (REIT)	5,300	$228,006

		2,084,184

Restaurants — 2.2%
McDonald’s Corp.	23,150	905,628

Retail Merchandising — 2.0%
Supervalu, Inc.	6,500	192,725
The Talbots, Inc.	22,900	624,025

		816,750

Semiconductors & Related Devices — 0.3%
Linear Technology Corp.	4,500	140,040

Soaps & Cosmetics — 1.9%
The Procter & Gamble Co.	12,900	799,542

Telecommunications — 7.0%
ALLTEL Corp.	2,800	155,400
AT&T, Inc.	45,400	1,478,224
CenturyTel, Inc.	5,100	202,317
Motorola, Inc.	9,900	247,500
Verizon Communications, Inc.	21,300	790,869
Windstream Corp.	2,878	37,961

		2,912,271

Tobacco — 2.3%
Altria Group, Inc.	12,800	979,840

Transportation — 0.5%
Ryder Systems, Inc.	3,700	191,216

TOTAL COMMON STOCKS (Cost $36,723,735)		41,066,033

SHORT TERM INVESTMENTS — 6.1%
Federal Home Loan Bank, Discount Notes 4.40%(d) 10/02/06	700,000	699,914
Galileo Money Market Fund	1,830,858	1,830,858

TOTAL SHORT TERM INVESTMENTS (Cost $2,530,772)		2,530,772

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 104.6% (Cost $39,254,507)		43,596,805

INVESTMENTS IN AFFILIATES - SHORT TERM — 0.2%
Institutional Money Market Trust(e) (Cost $75,813)	75,813	75,813

TOTAL INVESTMENTS IN SECURITIES — 104.8% (Cost $39,330,320(a))		43,672,618
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.2)%		(75,813)
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(1,926,628)

TOTAL NET ASSETS — 100%		$41,670,177

(a)	Cost for federal income tax purposes is $39,392,815. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$4,515,046
Gross unrealized depreciation	(235,243)

$4,279,803

(b)	Total or partial securities on loan.

(c)	Securities or a portion thereof, pledged as collateral with a value of $389,180 on 13 long S&P 500 Emini futures contracts expiring December 2006. The notional value of such contracts on September 30, 2006 was $874,510 with an unrealized loss of $1,830 (including commissions of $23).

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

KEY TO INVESTMENT ABBREVIATIONS

REIT     Real Estate Investment Trust

15

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006

	LARGE CAP VALUE EQUITY PORTFOLIO	LARGE CAP GROWTH EQUITY PORTFOLIO	DIVIDEND ACHVIEVERS™ PORTFOLIO
ASSETS
Investments at value[1],2	$348,608,235	$48,435,040	$43,596,805
Collateral received from securities loaned-affiliated, at value[3]	—	—	75,813
Dividends receivable	531,066	42,787	58,454
Interest receivable	15,874	2,097	6,135
Investments sold receivable	9,114,760	239,931	606,515
Receivable from advisor	3,176	17,773	8,803
Capital shares sold receivable	89,883	55,585	241,576
Prepaid expenses	3,425	3,346	3,657
Futures margin receivable	638	82	128

TOTAL ASSETS	358,367,057	48,796,641	44,597,886

LIABILITIES
Payable upon return of securities loaned	—	—	75,813
Investments purchased payable	7,357,714	422,065	2,772,587
Capital shares redeemed payable	895,821	425,095	8,709
Distributions payable	—	—	2
Futures margin payable	3,325	1,365	1,876
Advisory fees payable	156,255	23,136	—
Administration fees payable	27,093	379	—
Transfer agent fees payable	116,876	45,479	2,329
Custodian fees payable	3,202	2,098	845
Distribution fees payable	30,833	6,361	12,741
Officers’ and trustees’ fees payable	378	261	23
Other accrued expenses payable	136,461	30,363	52,784

TOTAL LIABILITIES	8,727,958	956,602	2,927,709

NET ASSETS	$349,639,099	$47,840,039	$41,670,177

[1]Cost of investments	$266,505,592	$38,824,464	$39,254,507
[2]Market value of securities loaned	—	—	74,133
[3]Cost of investments in affiliate	—	—	75,813

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital paid in	$262,346,467	$411,948,710	$37,620,439
Undistributed net investment income	491,547	—	19,079
Accumulated net realized gain (loss)	4,660,316	(373,727,727)	(309,809)
Net unrealized appreciation/depreciation on investments and futures	82,140,769	9,619,056	4,340,468

	$349,639,099	$47,840,039	$41,670,177

16

BLACKROCK FUNDS

	LARGE CAP VALUE EQUITY PORTFOLIO	LARGE CAP GROWTH EQUITY PORTFOLIO	DIVIDEND ACHVIEVERS™ PORTFOLIO
Institutional Shares:
Net Assets	$111,210,607	$16,291,536	$1,246,858
Shares outstanding, unlimited number of shares authorized with a $ 0.001 par value	6,854,766	1,528,851	105,670
Net Asset Value, offering and redemption price per share	$16.22	$10.66	$11.80
Service Shares:
Net Assets	$24,820,967	$5,437,551	$397,537
Shares outstanding, unlimited number of shares authorized with a $ 0.001 par value	1,525,821	521,597	33,771
Net Asset Value, offering and redemption price per share	$16.27	$10.42	$11.77
Investor A Shares:
Net Assets	$163,550,158	$15,645,405	$16,576,297
Shares outstanding, unlimited number of shares authorized with a $ 0.001 par value	10,082,371	1,529,976	1,403,847
Net Asset Value and redemption price per share	$16.22	$10.23	$11.81
Maximum Sales Charge	5.75%	5.75%	5.75%
Maximum offering price per share	$17.21	$10.85	$12.53
Investor B Shares:
Net Assets	$39,293,940	$8,004,704	$6,910,898
Shares outstanding, unlimited number of shares authorized with a $ 0.001 par value .	2,468,955	858,058	586,472
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$15.92	$9.33	$11.78
Investor C Shares:
Net Assets	$10,763,427	$2,460,843	$16,538,587
Shares outstanding, unlimited number of shares authorized with a $ 0.001 par value	675,549	264,240	1,404,517
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$15.93	$9.31	$11.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	LARGE CAP VALUE EQUITY PORTFOLIO	LARGE CAP GROWTH EQUITY PORTFOLIO	DIVIDEND ACHIEVERS™ PORTFOLIO
Investment income:
Interest	$142,066	$33,525	$19,474
Securities lending income (Note C)	56,204	6,919	19,692
Dividends	8,588,424	601,527	1,010,380
Interest/Dividends from affiliates	6,714	843	7,230

Total investment income	8,793,408	642,814	1,056,776

Expenses:
Investment advisory fee	1,935,104	286,497	187,418
Administration fee	275,863	40,917	26,674
Administration fee - class specific	231,902	35,253	21,924
Custodian fee	56,837	18,729	11,084
Transfer agent fee	131,255	6,323	12,164
Transfer agent fee - class specific	406,707	114,336	38,654
Shareholder servicing fees - class specific	576,104	82,932	80,494
Distribution fees - class specific	537,329	101,733	144,356
Legal and audit fee	64,693	31,047	31,238
Printing fee	88,060	24,674	12,004
Registration fees and expenses	66,554	59,306	76,874
Officers’ and Trustees’ fees	13,940	2,298	1,261
Licensing fees	—	—	34,076
Other	8,808	10,657	6,476

Total expenses	4,393,156	814,702	684,697

Less fees paid indirectly (Note D)	(1,758)	(220)	(207)
Less investment advisory fees waived	(82,340)	(54,208)	(84,380)
Less administration fees waived - class specific	(80,121)	(20,417)	(7,133)
Less distribution fees waived - class specific	(155,623)	(16,117)	(14,507)
Less custodian fees waived	(1,659)	(711)	(475)
Less transfer agent fees waived	(14,308)	(1,926)	(1,314)
Less transfer agent fees waived - class specific	(15,796)	(7,883)	(5,823)
Less transfer agent fees reimbursed - class specific	(11,612)	(61,588)	(6,545)

Net expenses	4,029,939	651,632	564,313

Net investment income (loss)	4,763,469	(8,818)	492,463

Realized and unrealized gain (loss) on investment, and futures transactions:
Net realized gain (loss) from:
Investment transactions	34,031,759	8,825,658	(130,008)
Affiliated transactions	—	—	112,790
Futures contracts	243,307	(93,159)	61,884

	34,275,066	8,732,499	44,666

Change in unrealized appreciation (depreciation) from:
Investments	2,681,732	(5,699,921)	3,187,467
Futures contracts	20,890	9,902	(4,791)

	2,702,622	(5,690,019)	3,182,676

Net gain on investment and futures transactions	36,977,688	3,042,480	3,227,342

Net increase in net assets resulting from operations	$41,741,157	$3,033,662	$3,719,805

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	LARGE CAP VALUE EQUITY PORTFOLIO		LARGE CAP GROWTH EQUITY PORTFOLIO		DIVIDEND ACHIEVERS™ PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease)in net assets:
Operations:
Net investment income (loss)	$4,763,469	$4,185,216	$(8,818)	$274,749	$492,463	$323,629
Net realized gain (loss)	34,275,066	47,053,845	8,732,499	15,328,087	44,666	(338,319)
Net change in unrealized appreciation (depreciation)	2,702,622	21,725,033	(5,690,019)	(6,631,274)	3,182,676	1,164,972

Net increase in net assets resulting from operations	41,741,157	72,964,094	3,033,662	8,971,562	3,719,805	1,150,282

Distributions to shareholders from:
Net investment income:
Institutional Class	(1,938,558)	(2,034,319)	(173,420)	—	(34,704)	(82,607)
Service Class	(309,267)	(344,743)	(16,984)	—	(6,492)	(4,273)
Investor A Class	(1,890,292)	(1,525,700)	(84,435)	—	(245,681)	(154,885)
Investor B Class	(172,784)	(178,881)	—	—	(50,954)	(19,034)
Investor C Class	(50,003)	(54,665)	—	—	(137,434)	(62,561)

Total distributions from net investment income	(4,360,904)	(4,138,308)	(274,839)	—	(475,265)	(323,360)

Net realized gains:
Institutional Class	—	—	—	—	—	(4,624)
Service Class	—	—	—	—	—	(100)
Investor A Class	—	—	—	—	—	(5,999)
Investor B Class	—	—	—	—	—	(348)
Investor C Class	—	—	—	—	—	(2,127)

Total distributions from net realized gains	—	—	—	—	—	(13,198)

Total distributions to shareholders	(4,360,904)	(4,138,308)	(274,839)	—	(475,265)	(336,558)

Net increase (decrease) in net assets resulting from capital share transactions	(48,913,366)	52,250,770	(10,985,332)	(48,061,594)	5,308,812	30,277,478

Redemption fees	29,540	19,462	7,146	6,781	18,369	15,280

Total increase (decrease) in net assets	(11,503,573)	121,096,018	(8,219,363)	(39,083,251)	8,571,721	31,106,482
Net assets:
Beginning of year	361,142,672	240,046,654	56,059,402	95,142,653	33,098,456	1,991,974

End of year	$349,639,099	$361,142,672	$47,840,039	$56,059,402	$41,670,177	$33,098,456

End of year undistributed net investment income	$491,547	$88,982	$—	$274,749	$19,079	$1,961

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Large Cap Value Equity
Institutional Class
9/30/06	$14.59	$0.26[1]	$1.56	$(0.19)	$—	$	— [2]	$16.22	12.98%[3]
9/30/05	12.70	0.23[1]	1.89	(0.23)	—		— [2]	14.59	16.79	[3]
9/30/04	10.77	0.18[1]	1.93	(0.18)	—		— [2]	12.70	19.67	[3]
9/30/03[4]	8.82	0.16	1.94	(0.15)	—		— [2]	10.77	23.93
9/30/02[4]	12.60	0.10	(3.42)	(0.09)	(0.37)		— [2]	8.82	(27.41)
Service Class
9/30/06	$14.63	$0.21[1]	$1.59	$(0.16)	$—	$	— [2]	$16.27	12.65%[3]
9/30/05	12.73	0.19[1]	1.88	(0.17)	—		— [2]	14.63	16.36	[3]
9/30/04	10.79	0.14[1]	1.94	(0.14)	—		— [2]	12.73	19.35	[3]
9/30/03[4]	8.83	0.12	1.96	(0.12)	—		— [2]	10.79	23.60
9/30/02[4]	12.61	0.06	(3.42)	(0.05)	(0.37)		— [2]	8.83	(27.66)
Investor A Class
9/30/06	$14.59	$0.20[1]	$1.58	$(0.15)	$—	$	— [2]	$16.22	12.53%[3,5]
9/30/05	12.71	0.17[1]	1.89	(0.18)	—		— [2]	14.59	16.27	[3,5]
9/30/04	10.78	0.13[1]	1.93	(0.13)	—		— [2]	12.71	19.19	[3,5]
9/30/03[4]	8.83	0.09	1.96	(0.10)	—		— [2]	10.78	23.32	[5]
9/30/02[4]	12.59	0.02	(3.39)	(0.02)	(0.37)		— [2]	8.83	(27.70)[5]
Investor B Class
9/30/06	$14.32	$0.08[1]	$1.58	$(0.06)	$—	$	— [2]	$15.92	11.65%[3,6]
9/30/05	12.48	0.07[1]	1.85	(0.08)	—		— [2]	14.32	15.38	[3,6]
9/30/04	10.58	0.03[1]	1.91	(0.04)	—		— [2]	12.48	18.34	[3,6]
9/30/03[4]	8.66	0.01	1.93	(0.02)	—		— [2]	10.58	22.42	[6]
9/30/02[4]	12.43	(0.07)	(3.33)	—	(0.37)		— [2]	8.66	(28.32)[6]
Investor C Class
9/30/06	$14.33	$0.08[1]	$1.58	$(0.06)	$—	$	— [2]	$15.93	11.70%[3,6]
9/30/05	12.48	0.07[1]	1.86	(0.08)	—		— [2]	14.33	15.46	[3,6]
9/30/04	10.59	0.03[1]	1.90	(0.04)	—		— [2]	12.48	18.27	[3,6]
9/30/03[4]	8.67	0.01	1.93	(0.02)	—		— [2]	10.59	22.40	[6]
9/30/02[4]	12.44	(0.07)	(3.33)	—	(0.37)		— [2]	8.67	(28.29)[6]

Large Cap Growth Equity
Institutional Class
9/30/06	$10.09	$0.04[1]	$0.62	$(0.09)	$—	$	— [2]	$10.66	6.60%[3]
9/30/05	8.92	0.07[1]	1.10	—	—		— [2]	10.09	13.12	[3]
9/30/04	8.18	0.02[1]	0.72	—	—		— [2]	8.92	9.05	[3]
9/30/03[4]	6.71	0.03	1.44	—	—		— [2]	8.18	21.91	[3]
9/30/02[4]	9.10	(0.01)	(2.38)	—	—		— [2]	6.71	(26.26)
Service Class
9/30/06	$9.84	$0.01 [1]	$0.60	$(0.03)	$—	$	— [2]	$10.42	6.20%[3]
9/30/05	8.72	0.05 [1]	1.07	—	—		— [2]	9.84	12.84	[3]
9/30/04	8.03	(0.01)[1]	0.70	—	—		— [2]	8.72	8.59	[3]
9/30/03[4]	6.60	(0.01)	1.44	—	—		— [2]	8.03	21.67	[3]
9/30/02[4]	8.99	(0.02)	(2.37)	—	—		— [2]	6.60	(26.59)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Large Cap Value Equity (Continued)
Institutional Class
9/30/06	$111,211	0.77%	0.85%	1.73%	1.65%	62%
9/30/05	128,501	0.79	0.99	1.66	1.46	93
9/30/04	114,374	0.79	0.91	1.45	1.33	75
9/30/03[4]	151,602	0.79	0.91	1.27	1.15	150
9/30/02[4]	369,792	0.79	0.84	0.72	0.68	128
Service Class
9/30/06	$24,821	1.09%	1.22%	1.41%	1.28%	62%
9/30/05	24,542	1.09	1.23	1.37	1.23	93
9/30/04	46,353	1.09	1.22	1.15	1.03	75
9/30/03[4]	62,080	1.09	1.21	0.98	0.87	150
9/30/02[4]	133,903	1.09	1.15	0.45	0.40	128
Investor A Class
9/30/06	$163,550	1.18%	1.30%	1.32%	1.20%	62%
9/30/05	154,337	1.18	1.35	1.25	1.08	93
9/30/04	54,311	1.19	1.36	1.05	0.88	75
9/30/03[4]	63,733	1.26	1.38	0.83	0.71	150
9/30/02[4]	76,044	1.27	1.32	0.22	0.17	128
Investor B Class
9/30/06	$39,294	1.98%	2.06%	0.52%	0.44%	62%
9/30/05	43,219	1.96	2.02	0.48	0.42	93
9/30/04	18,203	1.99	2.08	0.25	0.16	75
9/30/03[4]	17,634	2.01	2.13	0.09	(0.03)	150
9/30/02[4]	17,312	2.01	2.07	(0.51)	(0.56)	128
Investor C Class
9/30/06	$10,763	1.93%	1.96%	0.57%	0.54%	62%
9/30/05	10,543	1.93	1.99	0.51	0.45	93
9/30/04	6,805	1.99	2.05	0.26	0.20	75
9/30/03[4]	5,141	2.01	2.13	0.09	(0.03)	150
9/30/02[4]	5,868	2.01	2.06	(0.50)	(0.55)	128
Large Cap Growth Equity (Continued)
Institutional Class
9/30/06	$16,292	0.82%	1.02%	0.41%	0.21%	81%
9/30/05	21,841	0.82	1.15	0.77	0.44	63
9/30/04	27,725	0.82	1.01	0.20	0.01	70
9/30/03[4]	36,686	0.82	0.93	0.19	0.08	90
9/30/02[4]	100,521	0.82	0.87	(0.05)	(0.09)	130
Service Class
9/30/06	$5,438	1.12%	1.44%	0.11%	(0.21%)	81%
9/30/05	5,972	1.12	1.40	0.55	0.27	63
9/30/04	33,182	1.12	1.30	(0.10)	(0.27)	70
9/30/03[4]	43,625	1.12	1.22	(0.11)	(0.22)	90
9/30/02[4]	130,932	1.12	1.17	(0.30)	(0.34)	130

21

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND OPTIONS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Large Cap Growth Equity (Continued)
Investor A Class
9/30/06	$9.68	$— [1,7]	$0.60	$(0.05)	$—	$	— [2]	$10.23	6.23%[3,5]
9/30/05	8.60	0.04[1]	1.04	—	—		— [2]	9.68	12.56 [3,5]
9/30/04	7.92	(0.02)[1]	0.70	—	—		— [2]	8.60	8.59 [3,5]
9/30/03[4]	6.53	(0.02)	1.41	—	—		— [2]	7.92	21.29 [3,5]
9/30/02[4]	8.90	(0.05)	(2.32)	—	—		— [2]	6.53	(26.63)[5]
Investor B Class
9/30/06	$8.86	$(0.07)[1]	$0.54	$—	$—	$	— [2]	$9.33	5.31%[3,6]
9/30/05	7.92	(0.03)[1]	0.97	—	—		— [2]	8.86	11.87 [3,6]
9/30/04	7.35	(0.08)[1]	0.65	—	—		— [2]	7.92	7.76 [3,6]
9/30/03[4]	6.11	(0.07)	1.31	—	—		— [2]	7.35	20.30 [3,6]
9/30/02[4]	8.39	(0.12)	(2.16)	—	—		— [2]	6.11	(27.18)[6]
Investor C Class
9/30/06	$8.84	$(0.07)[1]	$0.54	$—	$—	$	— [2]	$9.31	5.32%[3,6]
9/30/05	7.91	(0.03)[1]	0.96	—	—		— [2]	8.84	11.76 [3,6]
9/30/04	7.34	(0.08)[1]	0.65	—	—		— [2]	7.91	7.77 [3,6]
9/30/03[4]	6.10	(0.07)	1.31	—	—		— [2]	7.34	20.33 [3,6]
9/30/02[4]	8.37	(0.13)	(2.14)	—	—		— [2]	6.10	(27.12)[6]
Dividend Achievers™
Institutional Class
9/30/06	$10.75	$0.25[1]	$1.02	$(0.23)	$—		$0.01	$11.80	12.08%[8]
9/30/05	9.96	0.22[1]	0.71	(0.14)	(0.01)		0.01	10.75	9.83 [9]
9/08/04[10] - 9/30/04	10.00	0.01[1]	(0.05)	—	—		— [2]	9.96	(0.40)[11]
Service Class
9/30/06	$10.72	$0.21[1]	$1.03	$(0.20)	$—		$0.01	$11.77	11.78%[8]
9/30/05	9.95	0.18[1]	0.74	(0.15)	(0.01)		0.01	10.72	9.43 [9]
9/08/04[10] - 9/30/04	10.00	— [1,7]	(0.05)	—	—		— [2]	9.95	(0.50)[11]
Investor A Class
9/30/06	$10.75	$0.20[1]	$1.04	$(0.19)	$—		$0.01	$11.81	11.73%[5,8]
9/30/05	9.96	0.17[1]	0.76	(0.14)	(0.01)		0.01	10.75	9.50 [5,9]
9/08/04[10] - 9/30/04	10.00	0.01[1]	(0.05)	—	—		— [2]	9.96	(0.40)[5,11]
Investor B Class
9/30/06	$10.74	$0.11[1]	$1.04	$(0.12)	$—		$0.01	$11.78	10.83%[6,8]
9/30/05	9.96	0.09[1]	0.78	(0.09)	(0.01)		0.01	10.74	8.87 [6,9]
9/08/04[10] - 9/30/04	10.00	0.01[1]	(0.05)	—	—		— [2]	9.96	(0.40)[6,11]
Investor C Class
9/30/06	$10.73	$0.12[1]	$1.03	$(0.11)	$—		$0.01	$11.78	10.93%[6,8]
9/30/05	9.96	0.10[1]	0.76	(0.09)	(0.01)		0.01	10.73	8.72 [6,9]
9/08/04[10] - 9/30/04	10.00	0.01[1]	(0.05)	—	—		— [2]	9.96	(0.40)[6,11]

[1]	Calculated using the average shares outstanding method.

[2]	Redemption fees added to paid-in capital are less than $0.005 per share.

[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

[4]	Audited by other auditors.

[5]	Sales load not reflected in total return.

[6]	Contingent deferred sales load not reflected in total return.

[7]	Net investment income is less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Large Cap Growth Equity (Continued)
Investor A Class
9/30/06	$15,645		1.26%	1.62%	(0.03%)	(0.39%)	81%
9/30/05	16,002		1.22	1.50	0.38	0.10	63
9/30/04	18,985		1.27	1.50	(0.26)	(0.49)	70
9/30/03[4]	27,739		1.29	1.40	(0.27)	(0.38)	90
9/30/02[4]	34,513		1.29	1.34	(0.48)	(0.52)	130
Investor B Class
9/30/06	$8,005		2.01%	2.50%	(0.78%)	(1.27%)	81%
9/30/05	10,008		1.97	2.15	(0.37)	(0.55)	63
9/30/04	12,693		2.03	2.16	(1.01)	(1.14)	70
9/30/03[4]	14,358		2.04	2.15	(1.01)	(1.12)	90
9/30/02[4]	14,332		2.04	2.09	(1.23)	(1.28)	130
Investor C Class
9/30/06	$2,461		2.02%	2.25%	(0.78%)	(1.01%)	81%
9/30/05	2,236		1.97	2.15	(0.40)	(0.58)	63
9/30/04	2,558		2.03	2.18	(1.01)	(1.16)	70
9/30/03[4]	2,579		2.04	2.15	(1.01)	(1.12)	90
9/30/02[4]	2,424		2.04	2.09	(1.23)	(1.28)	130
Dividend Achievers™ (Continued)
Institutional Class
9/30/06	$1,247		0.90%	1.37%	2.27%	1.80%	68%
9/30/05	3,379		0.90	1.86	2.03	1.07	68
9/08/04[10] - 9/30/04	1,992		0.90 [12]	1.68 [12]	1.41 [12]	0.63 [12]	9
Service Class
9/30/06	$398		1.20%	1.56%	1.90%	1.54%	68%
9/30/05	376		1.20	1.81	1.68	1.07	68
9/08/04[10] - 9/30/04	—	[13]	1.20 [12]	1.98 [12]	1.11 [12]	0.33 [12]	9
Investor A Class
9/30/06	$16,576		1.30%	1.69%	1.81%	1.42%	68%
9/30/05	14,637		1.29	1.93	1.64	1.00	68
9/08/04[10] - 9/30/04	—	[13]	1.30 [12]	2.08 [12]	1.01 [12]	0.23 [12]	9
Investor B Class
9/30/06	$6,911		2.05%	2.40%	1.02%	0.67%	68%
9/30/05	3,523		2.03	2.53	0.88	0.38	68
9/08/04[10] - 9/30/04	—	[13]	2.05 [12]	2.58 [12]	0.51 [12]	0.27 [12]	9
Investor C Class
9/30/06	$16,539		2.05%	2.34%	1.05%	0.76%	68%
9/30/05	11,183		2.02	2.55	0.91	0.38	68
9/08/04[10] - 9/30/04	—	[13]	2.05 [12]	2.58 [12]	0.51 [12]	0.27 [12]	9

[8]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 9 basis points.

[9]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 10 basis points.

[10]	Commencement of operations of share class.

[11]	Not annualized.

[12]	Annualized.

[13]	Net assets end of period are less than $500.

23

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 portfolios, three of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B, and Investor C. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, there were no shares outstanding for the BlackRock and Hillard Lyons classes.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Fund Reorganizations

BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), acquired SSRM Holdings, Inc., the parent of State Street Research & Management Co. (“SSRM”), the investment advisor of the former State Street Research mutual funds.

The Board of Trustees (the “Board”) and shareholders of the State Street Research Funds approved a reorganization with similarly-managed BlackRock Portfolios (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place after the close of business on January 28, 2005.

STATE STREET RESEARCH FUND	BLACKROCK PORTFOLIO
Large Cap Value	Large Cap Value Equity

Under the Agreements and Plans of Reorganizations with respect to the Reorganization, the State Street Research Class A, Class B and Class R Shares were exchanged for BlackRock Investor A Class Shares, State Street Research Class B(1) Shares were exchanged for BlackRock Investor B Class Shares, State Street Research Class C Shares were exchanged for BlackRock Investor C Class Shares and State Street Research Class S Shares were exchanged for BlackRock Institutional Class Shares. The conversion ratios for each Share Class mentioned above were as follows:

STATE STREET RESEARCH FUNDS	CLASS A	CLASS B(I)	CLASS B	CLASS C	CLASS R	CLASS S
Large Cap Value	1.24981582	1.21431253	1.20156181	1.21745329	—	1.24909774

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

EXISTING BLACKROCK PORTFOLIOS	COMBINED NET ASSETS AS OF JANUARY 28, 2005	PRIOR NET ASSETS AS OF JANUARY 28, 2005	BLACKROCK PORTFOLIO’S SHARES ISSUED	STATE STREET RESEARCH FUND’S SHARES REDEEMED
Large Cap Value Equity	$375,958,467	$220,398,231	11,510,360	9,304,166

24

BLACKROCK FUNDS

Included in the net assets from the State Street Research Funds were the following components:

STATE STREET RESEARCH FUND	PAID IN CAPITAL	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED REALIZED GAIN (LOSS)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	NET ASSETS
Large Cap Value	$140,661,636	$(51,872)	$(11,642,475)	$26,592,947	$155,560,236

(C)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. As of September 30, 2006, there were no fair valued securities.

The Fund is not obligated for costs associated with the registration of restricted securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly or annually for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

Repurchase Agreements — Money market instruments may be purchased from banks and non-bank dealers subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the

25

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

repurchase price. The agreements are conditioned upon the collateral being deposited under the federal Reserve book-entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Futures Transactions — The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The Portfolios may also invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. Certain Portfolios may also invest in these instruments to increase returns. These Portfolios’ futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Securities Lending — Through an agreement with PFPC Trust Company, (the “lending agent”), an indirect wholly owned subsidiary of PNC, the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services are provided by PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At September 30, 2006, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Dividend AchieversTM	$74,133	$75,813	$75,813

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

26

BLACKROCK FUNDS

(D)	Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor for each of the Portfolios. BlackRock, Inc. is an affiliate of Merrill Lynch and PNC.

For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio’s average daily net assets:

LARGE CAP VALUE EQUITY, LARGE CAP GROWTH EQUITY, AND DIVIDEND ACHIEVERSTM
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.55%
$1 billion - $2 billion	0.50
$2 billion - $3 billion	0.475
greater than $3 billion	0.45

PTC also serves as custodian for each of the Fund’s Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”) an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent have voluntarily waived a portion of their fees during the period.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed .018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

27

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Fund paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Large Cap Value Equity	$15,243	$21,401
Large Cap Growth Equity	3,218	26,362
Dividend AchieversTM	3,460	1,793

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million of assets of each Portfolio, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is payable at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

For the year ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of each portfolio and any associated waivers of those expenses.

	SHARE CLASSES
ADMINISTRATION FEES	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$81,534	$15,726	$100,675	$27,131	$6,836	$231,902
Large Cap Growth Equity	13,094	3,825	10,603	6,142	1,589	35,253
Dividend AchieversTM	1,536	241	9,470	2,761	7,916	21,924

	SHARE CLASSES
ADMINISTRATION FEES WAIVED	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$61,858	$11,695	$—	$6,568	$—	$80,121
Large Cap Growth Equity	13,095	2,821	2,664	1,420	417	20,417
Dividend AchieversTM	1,534	177	2,416	818	2,188	7,133

	SHARE CLASSES
TRANSFER AGENT FEES	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$39,050	$36,374	$219,185	$97,053	$15,045	$406,707
Large Cap Growth Equity	5,486	11,233	45,751	45,269	6,597	114,336
Dividend AchieversTM	1,809	246	14,992	7,498	14,109	38,654

	SHARE CLASSES
TRANSFER AGENT FEES WAIVED	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$—	$4,105	$—	$11,691	$—	$15,796
Large Cap Growth Equity	1,689	1,583	2,667	1,491	453	7,883
Dividend AchieversTM	141	18	2,528	1,240	1,896	5,823

28

BLACKROCK FUNDS

	SHARE CLASSES
TRANSFER AGENT FEES REIMBURSED	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$—	$7,978	$—	$3,634	$—	$11,612
Large Cap Growth Equity	2,132	7,536	18,908	30,653	2,359	61,588
Dividend AchieversTM	1,507	165	—	3,081	1,792	6,545

	SHARE CLASSES
SHAREHOLDER SERVICE FEES	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$60,133	$388,866	$101,031	$26,074	$576,104
Large Cap Growth Equity	14,073	40,321	22,344	6,194	82,932
Dividend AchieversTM	901	36,321	11,520	31,752	80,494

	SHARE CLASSES
DISTRIBUTION FEES	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$155,623	$303,409	$78,297	$537,329
Large Cap Growth Equity	16,117	67,034	18,582	101,733
Dividend AchieversTM	14,507	34,582	95,267	144,356

DISTRIBUTION FEES WAIVED	SHARE CLASSES INVESTOR A
Large Cap Value Equity	$155,623
Large Cap Growth Equity	16,117
Dividend AchieversTM	14,507

In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the year ending February 1, 2007 and require BlackRock and the Fund to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
Large Cap Value Equity	NA	0.79%	1.09%	1.25%	2.00%	2.00%
Large Cap Growth Equity	NA	0.82%	1.12%	1.29%	2.04%	2.04%
Dividend AchieversTM	NA	0.90%	1.20%	1.30%	2.05%	2.05%

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock and the Fund are less than the expense limit for that share class, the share class is required to repay BlackRock and the Fund up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting. Under terms of the Agreement and Plan of Reorganization of State Street Research Large Cap Value Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B and Investor C Share classes of the Large Cap Value Equity, are not subject to future recoupment by BlackRock.

29

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

TOTAL WAIVERS SUBJECT TO REIMBURSEMENT EXPIRING OCTOBER 13, 2006
Large Cap Growth Equity	$405,473
Dividend AchieversTM	297,651

The Large Cap Growth Equity Portfolio previously incurred a waiver of $154,813 which was subject to recoupment by BlackRock and expired on January 31, 2006.

Pursuant to the Fund’s Plan of Distribution, (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Prior to January 31, 2005, State Street Research Service Center, a division of State Street Research Investment Services, Inc., provided certain shareholder services to the State Street Research Funds, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Funds.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement
		Share Classes
		Institutional		Service		Investor A		Investor B		Investor C
Portfolio	Period	Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (3)	Actual Fees	Contractual Fees (3)	Actual Fees
Large Cap Value Equity	10/1/05-9/30/06	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Large Cap Growth Equity	10/1/05-9/30/06	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Dividend AchieversTM	10/1/05-9/30/06	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Large Cap Value Equity	$11,480	$5,730	$37,178	$14,465	$2,208	$71,061
Large Cap Growth Equity	2,855	1,925	3,609	2,036	594	11,019
Dividend Achievers™	302	46	3,676	1,588	2,853	8,465

For the year ended September 30, 2006, Merrill Lynch through their affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Large Cap Value Equity	$7,542
Large Cap Growth Equity	2,630
Dividend AchieversTM	2,062

$12,234

30

BLACKROCK FUNDS

For the year ended September 30, 2006, BDI and other affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Class as follows:

Large Cap Value Equity	$6,339
Large Cap Growth Equity	9,437
Dividend AchieversTM	10,308

For the year ended September 30, 2006, affiliates received the following contigent deferred sales charges relating to transactions in Investor B Class and Investor C Class:

	INVESTOR B CLASS	INVESTOR C CLASS
Large Cap Value Equity	$15,776	$29
Large Cap Growth Equity	6,581	22
Dividend AchieversTM	4,327	931

For the year ended September 30, 2006, short term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Large Cap Value Equity	Institutional Money Market Trust	$(44,756,386)	$—
Large Cap Growth Equity	Institutional Money Market Trust	(3,029,234)	—
Dividend AchieversTM	Institutional Money Market Trust	(7,538,425)	75,813

For the year ended September 30, 2006, long term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	BEGINNING SHARES	PURCHASES	SALES	ENDING SHARES	NET REALIZED GAIN/LOSS	DIVIDEND INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Dividend AchieversTM	Merrill Lynch & Co., Inc.	—	$8,100	$8,100	—	$112,790	$6,440	$—

In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006 is as follows:

Large Cap Value Equity	$6,714
Large Cap Growth Equity	843
Dividends AchieversTM	790

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly”.

(E)	Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of securities, other than short-term investments and U.S. government securities, were as follows:

	PURCHASES	SALES
Large Cap Value Equity	$215,285,907	$254,642,544
Large Cap Growth Equity	41,434,225	53,100,396
Dividend AchieversTM	28,505,755	22,956,637

For the year ended September 30, 2006, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
Dividend AchieversTM	$299,956	$—

31

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F)	Capital Shares

Transactions in capital shares for each year were as follows:

	LARGE CAP VALUE EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Share issued from the reorganization:(1)
Institutional Class	—	$—	1,149,957	$6,180,742
Investor A Class	—	—	7,681,441	91,431,755
Investor B Class	—	—	2,233,885	26,120,761
Investor C Class	—	—	445,078	5,234,452
Shares sold:
Institutional Class	815,270	12,073,100	1,340,339	19,027,258
Service Class	45,365	701,064	65,078	900,102
Investor A Class	1,623,218	24,855,255	1,331,671	18,650,102
Investor B Class	202,722	3,066,107	206,511	2,822,575
Investor C Class	101,180	1,527,594	147,844	1,984,287
Shares issued in reinvestment of dividends:
Institutional Class	43,716	668,826	38,244	536,503
Service Class	19,315	296,386	23,723	331,668
Investor A Class	111,003	1,698,866	94,311	1,322,164
Investor B Class	9,573	141,977	10,352	141,418
Investor C Class	1,532	22,820	1,992	27,134
Shares redeemed:
Institutional Class	(2,809,452)	(42,837,407)	(2,726,129)	(37,957,095)
Service Class	(216,149)	(3,270,351)	(2,054,144)	(27,545,118)
Investor A Class	(2,228,426)	(34,025,972)	(2,804,802)	(39,168,278)
Investor B Class	(761,478)	(11,386,795)	(891,730)	(12,222,080)
Investor C Class	(162,743)	(2,444,836)	(404,422)	(5,567,580)

Net increase (decrease)	(3,205,354)	$(48,913,366)	5,889,199	$52,250,770

(1)	See Note (B).

32

BLACKROCK FUNDS

	LARGE CAP GROWTH EQUITY
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	130,586	$1,342,274	128,319	$1,231,659
Service Class	33,180	333,411	90,689	810,121
Investor A Class	352,685	3,508,707	342,912	3,177,738
Investor B Class	127,625	1,169,378	124,782	1,071,723
Investor C Class	91,542	828,783	64,250	547,106
Shares issued in reinvestment of dividends:
Institutional Class	5,154	53,341	—	—
Service Class	1,610	16,339	—	—
Investor A Class	7,955	79,312	—	—
Investor B Class	—	—	—	—
Investor C Class	—	—	—	—
Shares redeemed:
Institutional Class	(772,138)	(8,011,696)	(1,071,602)	(10,289,833)
Service Class	(120,321)	(1,214,148)	(3,287,254)	(30,028,357)
Investor A Class	(482,964)	(4,754,967)	(898,658)	(8,356,933)
Investor B Class	(399,529)	(3,611,015)	(597,102)	(5,081,808)
Investor C Class	(80,179)	(725,051)	(134,801)	(1,143,010)

Net decrease	(1,104,794)	$(10,985,332)	(5,238,465)	$(48,061,594)

	DIVIDEND ACHIEVERSTM
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	82,664	$916,039	520,745	$5,509,967
Service Class	11,994	135,562	36,472	383,000
Investor A Class	403,982	4,576,919	1,566,635	16,480,346
Investor B Class	343,550	3,847,612	346,872	3,664,700
Investor C Class	590,593	6,629,606	1,077,229	11,334,145
Shares issued in reinvestment of dividends:
Institutional Class	2,049	22,489	6,612	69,595
Service Class	584	6,492	243	2,564
Investor A Class	15,450	172,017	10,075	106,355
Investor B Class	3,452	38,443	1,299	13,721
Investor C Class	6,367	70,907	3,121	32,928
Shares redeemed:
Institutional Class	(293,516)	(3,193,909)	(412,894)	(4,405,581)
Service Class	(13,920)	(154,520)	(1,612)	(17,339)
Investor A Class	(376,779)	(4,173,180)	(215,526)	(2,280,818)
Investor B Class	(88,496)	(986,526)	(20,215)	(215,881)
Investor C Class	(234,287)	(2,599,139)	(38,516)	(400,224)

Net increase	453,687	$5,308,812	2,880,540	$30,277,478

33

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

There is a 2% redemption fee on shares of the Portfolios redeemed or exchanged which have been held 90 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

On September 30, 2006, two shareholders held approximately 32% of the outstanding shares of the Large Cap Value Equity Portfolio, four shareholders held approximately 56% of Large Cap Growth Equity Portfolio and one shareholder held approximately 14% of the Dividend AchieversTM Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(G)	Federal Tax Information

No provision is made for federal income taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal income tax purposes.

Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, were reclassified to the following accounts:

	INCREASE (DECREASE) IN PAID IN -CAPITAL	INCREASE (DECREASE) ACCUMULATED NET REALIZED GAIN (LOSS)	INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME
Large Cap Value Equity	$—	$—	$—
Large Cap Growth Equity	(8,908)	—	8,908
Dividend AchieversTM	—	80	(80)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

	ORDINARY INCOME	LONG-TERM GAIN	TOTAL DISTRIBUTIONS
Large Cap Value Equity
9/30/06	$4,360,904	$—	$4,360,904
9/30/05	4,138,309	—	4,138,309
Large Cap Growth Equity
9/30/06	274,839	—	274,839
9/30/05	—	—	—
Dividend AcheiversTM
9/30/06	475,265	—	475,265
9/30/05	327,123	9,435	336,558

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER LOSSES
Large Cap Value Equity	$491,547	$6,798,599	$—	$—
Large Cap Growth Equity	—	—	373,534,227	—
Dividend AchieversTM	19,079	—	249,167	—

34

BLACKROCK FUNDS

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2009	2010	2011	2012	2013	2014	TOTAL
Large Cap Value Equity	$—	$—	$—	$—	$—	$—	$—
Large Cap Growth Equity	—	367,894,643	5,639,584	—	—	—	373,534,227
Dividend AchieversTM	—	—	—	—	—	249,167	249,167

As of September 30, 2006 the following capital loss carryforwards was used to offset net taxable gains for the following portfolios:

Large Cap Value Equity	$27,359,811
Large Cap Growth Equity	8,702,715
Dividend AchieversTM	—

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Portfolios financial statements has not yet been determined.

(H)	Subsequent Events

On October 11, 2006, a final distribution was declared for Large Cap Value Equity and Dividend AchieversTM. The dividends were paid on October 12, 2006, to shareholders of record on October 10, 2006. The following chart shows the per share amount for each share class:

	ORDINARY INCOME
	INSTITUTIONAL CLASS	SERVICE CLASS	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
Large Cap Value Equity	$0.049123	$0.047393	$0.046871	$0.042687	$0.042878
Dividend AchieversTM	0.016846	0.015598	0.015162	0.012065	0.012010

	LONG-TERM CAPITAL GAIN
	INSTITUTIONAL CLASS	SERVICE CLASS	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
Large Cap Value Equity	$0.368432	$0.368432	$0.368432	$0.368432	$0.368432

Effective as of the close of business on October 13, 2006 (the “Reorganization Date”), BlackRock Large Cap Value Fund (formerly Merrill Lynch Large Cap Value Fund), BlackRock Large Cap Growth Fund (formerly Merrill Lynch Large Cap Growth Fund) and BlackRock Equity Dividend Fund (formerly Merrill Lynch Equity Dividend Fund) acquired all of the assets and certain stated liabilities of the BlackRock Large Cap Value Equity Portfolio, BlackRock Large Cap Growth Equity Portfolio and BlackRock Dividend AchieversTM Portfolio, respectively. The acquisition was accomplished by a tax-free exchange on the Reorganization Date as follows: 1,382,542, 1,447,519, 10,331,948, 2,558,213 and 697,196 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Large Cap Value Equity Portfolio were exchanged for 1,189,815, 1,249,465, 9,040,106, 2,302,755 and 629,971 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Large Cap Value Fund; 191,186, 429,202, 1,528,658, 855,850 and 261,129 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Large Cap Growth Equity Portfolio were exchanged for 197,932, 434,831, 1,545,391, 831,350 and 253,461 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Large Cap Growth Fund; 75,576, 28,148, 1,408,748, 609,300 and 1,424,358 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Dividend AchieversTM Portfolio were exchanged for

35

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

52,574, 19,539, 981,146, 421,813 and 1,005,243 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock Equity Dividend Fund. The net assets on the Reorganization Date were $343,925,357, $47,426,029 and $43,233,018 for the BlackRock Large Cap Value Equity Portfolio, BlackRock Large Cap Growth Equity Portfolio and BlackRock Dividend AchieversTM Portfolio, respectively, including net unrealized appreciation/depreciation of investments of $88,614,304, $10,864,916 and $5,337,841, respectively, were combined with those of the BlackRock Large Cap Value Fund, BlackRock Large Cap Growth Fund and BlackRock Dividend AchieversTM Portfolio, respectively. All shares were exchanged at the net asset value on October 13, 2006.

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares was eliminated.

36

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Value Equity, Large Cap Growth Equity and Dividend AchieversTM Portfolios, three of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the years ended September 30, 2003 and September 30, 2002, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

37

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

38

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

39

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

40

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

41

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

42

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

43

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC (the “Advisor”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisor, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

44

BLACKROCK FUNDS

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisor, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(viii) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(ix) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xi) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same;

(xii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory agreements (collectively, the “Current Advisory Agreements”);

(xiii) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisor had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xv) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisor, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its

45

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisor to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisor’s investment philosophy and process used to manage each of the Portfolios, as well as a description of the Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisor to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisor’s in-house research capabilities as well as other resources available to its personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisor to perform its duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisor, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisor with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisor’s and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisor would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before

46

BLACKROCK FUNDS

(contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction. However, the Board noted that in connection with the Transaction, it intends to recommend the reorganization of each of the following Portfolios into a comparable MLIM fund that has a higher contractual advisory fee or net expenses, which, if approved by Portfolio shareholders, would result in the net expenses for shareholders of the Investor C, Institutional and Service classes of the Large Cap Value Equity Portfolio increasing by .05%, .20% and .13%, respectively, and net expenses for shareholders of the Investor A, Investor B, Investor C, Institutional and Service classes of the Large Cap Growth Equity Portfolio increasing by .03%, .06%, .06%, .25% and .20%, respectively, which the Board concluded were acceptable increases in view of the enhanced management capabilities which were expected to result from the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisor pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

47

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that with respect to the Large Cap Growth Equity and Large Cap Value Equity Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was lower than the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisor’s and its affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisor and its affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisor and its affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

48

BLACKROCK FUNDS

(B)	As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement for each of the following Portfolios as well as an Agreement and Plan of Reorganization whereby each of the following Portfolios would reorganize with another Fund merged by BlackRock. The votes regarding the approval of the new agreement and the reorganizations were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Large Cap Value Equity	13,464,735	142,188	177,933
Large Cap Growth Equity	3,072,945	21,943	25,106
Dividend AchieversTM[1]	1,566,891	30,362	70,304

Approve the Agreement and Plan of Reorganization:

	FOR	AGAINST	ABSTAIN
Large Cap Value Equity[1]	13,534,486	229,632	264,244
Large Cap Growth Equity	3,018,691	32,147	23,984
Dividend AchieversTM[1]	1,504,666	34,047	73,406

1 – The Special Meeting of Shareholders was adjourned until September 15, 2006.

49

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BLACKROCK FUNDS

Investment Advisor BlackRock Advisors, LLC Wilmington, Delaware 19809

Custodian PFPC Trust Company Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent PFPC Inc. Wilmington, Delaware 19809

Co-Administrator BlackRock Advisors, LLC Wilmington, Delaware 19809

Distributor BlackRock Distributors, Inc. King of Prussia, Pennsylvania 19406

Counsel Simpson Thacher & Bartlett LLP New York, New York 10017

Independent Registered Public Accountant Deloitte & Touche LLP Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Developing Capital Markets Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global Resources Portfolio*

BlackRock Global Science & Technology Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Global Technology Fund

BlackRock Global Value Fund

BlackRock Healthcare Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio*

BlackRock International Value Fund

BlackRock Investment Trust

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Legacy Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio*

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Real Investment Fund

BlackRock Short-Term Bond Fund

BlackRock Total Return Portfolio

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock Florida Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Ohio Municipal Bond Portfolio

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio‡

BlackRock NC Municipal MM Portfolio‡

BlackRock NJ Municipal MM Portfolio‡

BlackRock OH Municipal MM Portfolio‡

BlackRock PA Municipal MM Portfolio‡

BlackRock Summit Cash Reserves Fund*

BlackRock U.S. Treasury MM Portfolio

BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EQ2-ANN 9/06	BLACKROCK

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY   REAL ESTATE

BlackRock Funds Index Equity Portfolio	BLACKROCK

ANNUAL REPORT  |  SEPTEMBER 30, 2006

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

INDEX EQUITY PORTFOLIO

Advisor to the Index Master Portfolio

Dimensional Fund Advisors Inc.

Total Net Assets (9/30/06): $1.1 billion

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks to approximate the investment performance of the S&P 500® Index, in terms of its total investment return. In pursuit of this goal, the Portfolio invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period. The Portfolio, through the investment of all of its assets in The U.S. Large Company Series of The DFA Investment Trust Company, holds substantially all of the stocks contained in the S&P 500® Index in approximately the same proportion as the Index. For the annual period ended September 30, 2006, the S&P 500® Index returned 10.79%. The Institutional, Service, Investor A, Investor B and Investor C class shares of the Portfolio posted total returns of 10.75%, 10.42%, 10.52%, 9.62% and 9.61%, respectively, for the annual period. The return of each class was lower than the return of the S&P 500® Index primarily because of Portfolio and class-specific expenses.

•	The U.S. equity market, as measured by the S&P 500® Index, gained 10.79% for the 12 months ended September 30, 2006. The positive return resulted primarily from rallies in the first and third quarters of the year. Large-cap value stocks outperformed their large-cap growth counterparts, with the Russell 1000® Value Index rising 14.61% versus the 6.04% return of the Russell 1000® Growth Index. While market volatility continued during the last several months of the period, stocks rose on improving economic news, a pause in credit tightening by the Federal Reserve Board, and declining interest rates and energy prices.

•	All 10 sectors within the S&P 500® Index posted positive returns for the annual period. Telecommunication services stocks were the top performers as the sector recovered from weakness earlier in the period and rallied sharply in the second and third quarters of 2006. Cyclical sectors, such as materials and industrials, continued to perform well as economic activity maintained a healthy pace without a severe rise in inflation measures. Additionally, the financials sector achieved double-digit returns. Conversely, utility stocks underperformed the broad market as these companies are less leveraged to changes in economic activity. Finally, while the absolute return of the energy sector was positive, it lagged that of the Index as oil and natural gas prices declined in the second and third quarters of 2006.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY PORTFOLIO

AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	10.75%	12.20%	6.84%	8.39%
Service Class	10.42%	11.79%	6.42%	7.99%
Investor A Class (Load Adjusted)	7.18%	10.65%	5.69%	7.54%
Investor A Class (NAV)	10.52%	11.78%	6.34%	7.87%
Investor B Class (Load Adjusted)	5.12%	9.95%	5.20%	7.05%
Investor B Class (NAV)	9.62%	10.91%	5.52%	7.05%
Investor C Class (Load Adjusted)	8.61%	10.92%	5.53%	7.04%
Investor C Class (NAV)	9.61%	10.92%	5.53%	7.04%

THE INVESTOR B AND C CLASSES OF THE BLACKROCK INDEX EQUITY PORTFOLIO CLOSED TO INVESTORS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND INVESTOR C SHARES, 8/14/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 4 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio’s composition will vary.

2

INDEX EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)1

Exxon Mobil Corp.	3.3%
General Electric Co.	3.0
Citigroup, Inc.	2.0
Bank of America Corp.	2.0
Microsoft Corp.	2.0
Pfizer, Inc.	1.7
Procter & Gamble Co.	1.6
Johnson & Johnson	1.6
American International Group, Inc.	1.4
JP Morgan Chase & Co.	1.4

Total	20.0%

Sector Allocation (% of long-term investments)2

Financials	21.1%
Information Technology	15.3
Health Care	12.7
Industrials	10.9
Consumer Discretionary	10.1
Consumer Staples	9.6
Energy	9.4
Telecommunications	3.5
Utilities	3.4
Materials	2.9
Real Estate Investment Trusts	1.1

Total	100.0%

[1]	Represents the Top Ten Holdings of The U.S. Large Company Series of The DFA Investment Trust Company.

[2]	Represents the Sector Allocation of The U.S. Large Company Series of The DFA Investment Trust Company.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,041.50	1,039.70	1,040.30	1,036.20	1,036.00	1,024.09	1,022.61	1,023.07	1,018.71	1,018.71
Expenses Incurred During Period (4/01/06 - 9/30/06)	0.92	2.40	1.94	6.33	6.33	0.91	2.39	1.93	6.29	6.29
For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.18%, 0.47%, 0.38%, 1.24%, and 1.24% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example reflects the expenses for both the Index Equity Portfolio and The U.S. Large Company Series of The DFA Investment Trust Company.

3

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in the Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing the Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

Performance information is restated to reflect the maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares is 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2007 as described in the prospectus of the Portfolio. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolio. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

4

BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

INDEX EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2006

ASSETS
Investment in The U.S. Large Company Series (the “Master”) at value[1]	$1,079,692,656
Investments sold receivable	804,753
Capital shares sold receivable	230,967
Prepaid expenses	31,249
Receivable from advisor	3,960

TOTAL ASSETS	1,080,763,585

LIABILITIES
Capital shares redeemed payable	2,308,467
Transfer agent fees payable	245,157
Custodian fees payable	734
Administration fees payable	42,584
Distribution fees payable	173,535
Other accrued expenses payable	322,506

TOTAL LIABILITIES	3,092,983

NET ASSETS	$1,077,670,602

[1] Cost of investments	$499,710,632

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital paid in	$801,124,944
Undistributed net investment income	438,812
Accumulated net realized loss	(303,875,178)
Net unrealized appreciation	579,982,024

$1,077,670,602

Institutional Shares:
Net Assets	$474,800,955
Shares outstanding, unlimited number of shares authorized, $0.001 par value	18,473,908
Net Asset Value, offering and redemption price per share	$25.70
Service Shares:
Net Assets	$44,765,234
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,753,192
Net Asset Value, offering and redemption price per share	$25.53
Investor A Shares:
Net Assets	$287,288,246
Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,259,100
Net Asset Value and redemption price per share	$25.52
Maximum Sales Charge	3.00%
Maximum offering price per share	$26.31
Investor B Shares:
Net Assets	$91,682,598
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,653,691
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$25.09
Investor C Shares:
Net Assets	$179,133,569
Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,145,169
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$25.07

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

5

BLACKROCK FUNDS

STATEMENT OF OPERATIONS

INDEX EQUITY PORTFOLIO

FOR THE YEAR ENDED SEPTEMBER 30, 2006

Investment income:
Net investment income allocated from Master (See Note (A)):
Interest	$802,166
Securities lending income	213,225
Dividends	22,961,195
Expenses	(534,737)

Total net investment income allocated from Master	23,441,849

Fund investment income:
Interest	409
Interest from affiliates (Note C)	4,239

Total Fund investment income	4,648

Total investment income	23,446,497

Fund expenses:
Administration fee	856,300
Administration fee - class specific	822,618
Custodian fee	17,196
Transfer agent fee	132,361
Transfer agent fee - class specific	659,780
Shareholder servicing fees - class specific	1,024,929
Distribution fees - class specific	2,648,264
Legal and audit fees	152,982
Printing fees	334,585
Registration fees and expenses	56,266
Officers’ fees	48,481
Other	55,451

Total expenses	6,809,213

Less fees paid indirectly (Note C)	(1,142)
Less administration fees waived	(256,538)
Less administration fees waived - class specific	(385,167)
Less distribution fees waived - Investor A Class	(287,997)
Less custodian fees waived	(170)
Less transfer agent fees waived	(16,873)
Less transfer agent fees waived - class specific	(18,686)
Less transfer agent fees reimbursed - Investor B Class	(61,764)

Net expenses	5,780,876

Net investment income	17,665,621

Realized and unrealized gain on investments allocated from Master:
Net realized gain on investments	467,055
Net change in unrealized appreciation on investments	98,152,829

Net gain on investments	98,619,884

Net increase in net assets resulting from operations	$116,285,505

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

INDEX EQUITY PORTFOLIO

	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase in net assets from operations:
Operations:
Net investment income	$17,665,621	$20,792,561
Net realized gain (loss) on investments	467,055	(3,338,645)
Net change in unrealized appreciation on investments	98,152,829	135,530,934

Net increase in net assets resulting from operations	116,285,505	152,984,850

Distributions to shareholders from:
Net investment income:
Institutional Class	(9,610,986)	(11,360,943)
Service Class	(1,064,897)	(1,107,048)
Investor A Class	(4,541,938)	(5,058,819)
Investor B Class	(821,451)	(1,445,481)
Investor C Class	(1,511,761)	(2,325,818)

Total distributions from net investment income	(17,551,033)	(21,298,109)

Net decrease in net assets from capital share transactions	(346,204,722)	(197,754,594)

Redemption fees	34,408	96,968

Total decrease in net assets	(247,435,842)	(65,970,885)
Net assets:
Beginning of year	1,325,106,444	1,391,077,329

End of year	$1,077,670,602	$1,325,106,444

End of year undistributed net investment income	$438,812	$324,224

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	INSTITUTIONAL CLASS
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$23.63	$21.49	$19.19	$15.69	$20.03

Net investment income	0.44 [2]	0.45 [2]	0.34 [2]	0.30	0.25
Net realized and unrealized gain (loss) from investment in Master	2.08	2.15	2.29	3.48	(4.34)
Distributions from net investment income	(0.45)	(0.46)	(0.33)	(0.28)	(0.25)

Net asset value, end of year	$25.70	$23.63	$21.49	$19.19	$15.69

Total Return	10.75%[3]	12.17%[3]	13.71%[3]	24.20%	(20.65)%
Ratios/Supplemental data:
Net assets, end of year (in thousands)	$474,801	$595,050	$546,947	$618,249	$741,161
Ratio of expenses to average net assets	0.18%‡	0.18%‡	0.18%‡	0.18%‡	0.18%‡
Ratio of expenses to average net assets (excluding waivers)	0.26%‡	0.37%‡	0.36%‡	0.37%‡	0.33%‡
Ratio of net investment income to average net assets	1.81%	1.95%	1.56%	1.63%	1.35%
Ratio of net investment income to average net assets (excluding waivers)	1.73%	1.76%	1.38%	1.44%	1.20%
Portfolio turnover[4]	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

	SERVICE CLASS
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$23.48	$21.35	$19.08	$15.62	$19.97

Net investment income	0.37 [2]	0.37 [2]	0.25 [2]	0.21	0.25
Net realized and unrealized gain (loss) from investment in Master	2.06	2.13	2.27	3.47	(4.41)
Distributions from net investment income	(0.38)	(0.37)	(0.25)	(0.22)	(0.19)

Net asset value, end of year	$25.53	$23.48	$21.35	$19.08	$15.62

Total Return	10.42%[3]	11.78%[3]	13.20%[3]	23.68%	(21.02)%
Ratios/Supplemental data:
Net assets, end of year (in thousands)	$44,765	$68,637	$74,641	$72,505	$63,468
Ratio of expenses to average net assets	0.46%‡	0.55%‡	0.56%‡	0.61%‡	0.61%‡
Ratio of expenses to average net assets (excluding waivers)	0.49%‡	0.60%‡	0.67%‡	0.67%‡	0.67%‡
Ratio of net investment income to average net assets	1.53%	1.62%	1.17%	1.19%	0.87%
Ratio of net investment income to average net assets (excluding waivers)	1.50%	1.57%	1.06%	1.13%	0.81%
Portfolio turnover[4]	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	INVESTOR A CLASS
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$23.46	$21.34	$19.07	$15.62	$19.95

Net investment income	0.38 [2]	0.36 [2]	0.22 [2]	0.18	0.13
Net realized and unrealized gain (loss) from investment in Master	2.07	2.13	2.28	3.46	(4.31)
Distributions from net investment income	(0.39)	(0.37)	(0.23)	(0.19)	(0.15)

Net asset value, end of year	$25.52	$23.46	$21.34	$19.07	$15.62

Total Return	10.52%[3,10]	11.75%[3,10]	13.10%[3,10]	23.41%[10]	(21.09)%[10]
Ratios/Supplemental data:
Net assets, end of year (in thousands)	$287,288	$296,266	$312,606	$281,505	$222,736
Ratio of expenses to average net assets	0.42%‡	0.55%‡	0.70%‡	0.79%‡	0.79%‡
Ratio of expenses to average net assets (excluding waivers)	0.54%‡	0.70%‡	0.84%‡	0.85%‡	0.78%‡
Ratio of net investment income to average net assets	1.57%	1.59%	1.04%	1.01%	0.72%
Ratio of net investment income to average net assets (excluding waivers)	1.45%	1.44%	0.90%	0.96%	0.72%
Portfolio turnover[4]	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

	INVESTOR B CLASS
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$23.06	$20.98	$18.75	$15.35	$19.61

Net investment income (loss)	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net realized and unrealized gain (loss) from investment in Master	2.03	2.09	2.24	3.42	(4.25)
Distributions from net investment income	(0.18)	(0.20)	(0.07)	(0.06)	—

Net asset value, end of year	$25.09	$23.06	$20.98	$18.75	$15.35

Total Return	9.62%[3,11]	10.89%[3,11]	12.25%[3,11]	22.59%[11]	(21.72)%[11]
Ratios/Supplemental data:
Net assets, end of year (in thousands)	$91,683	$136,878	$177,754	$192,614	$175,100
Ratio of expenses to average net assets	1.23%‡	1.31%‡	1.46%‡	1.54%‡	1.53%‡
Ratio of expenses to average net assets (excluding waivers)	1.34%‡	1.35%‡	1.50%‡	1.59%‡	1.55%‡
Ratio of net investment income (loss) to average net assets	0.76%	0.86%	0.28%	0.27%	(0.04)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.65%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover[4]	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	INVESTOR C CLASS
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$23.05	$20.97	$18.74	$15.35	$19.61

Net investment income (loss)	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net realized and unrealized gain (loss) from investment in Master	2.03	2.09	2.24	3.41	(4.25)
Distributions from net investment income	(0.19)	(0.20)	(0.07)	(0.06)	—

Net asset value, end of year	$25.07	$23.05	$20.97	$18.74	$15.35

Total Return	9.61%[3,11]	10.90%[3,11]	12.26%[3,11]	22.52%[11]	(21.72)%[11]
Ratios/Supplemental data:
Net assets, end of year (in thousands)	$179,134	$228,276	$279,130	$297,835	$270,958
Ratio of expenses to average net assets	1.23%‡	1.31%‡	1.46%‡	1.54%‡	1.53%‡
Ratio of expenses to average net assets (excluding waivers)	1.27%‡	1.35%‡	1.50%‡	1.59%‡	1.55%‡
Ratio of net investment income (loss) to average net assets	0.76%	0.86%	0.28%	0.27%	(0.04)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.72%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover[4]	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

‡	Includes the pro-rata share of expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006.

[1]	Audited by other auditors.

[2]	Calculated using the average shares outstanding method.

[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

[4]	The Index Equity Portfolio invests fully in The U.S. Large Company Series of The DFA Investment Trust Company (the “Master”). The Portfolio turnover rate is that of the Master.

[5]	For period 12/1/05 through 9/30/06.

[6]	For period 12/1/04 through 9/30/05.

[7]	For period 12/1/03 through 9/30/04.

[8]	For period 12/1/02 through 9/30/03.

[9]	For period 12/1/01 through 9/30/02.

[10]	Sales load not reflected in total return.

[11]	Contingent deferred sales load not reflected in total return.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 portfolios, one of which, the BlackRock Index Equity Portfolio is included in these financial statements (the “Portfolio”). The Portfolio may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B, and Investor C. Shares of all classes of the Portfolio represent equal pro-rata interests in the Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, there were no shares outstanding for the BlackRock and Hilliard Lyons classes.

The Portfolio invests all of its assets in The U.S. Large Company Series of The DFA Investment Trust Company (the “Master”). The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses on investments and futures transactions from the Master, which is treated as a partnership for federal income tax purposes.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — At September 30, 2006, the Portfolio owned 23% of the Master. The Portfolio’s investment reflects its proportionate interest in the net assets of the Master.

The Portfolio records its investment in the Master at fair value. Valuation of Securities held by the Master is discussed in the notes to the Master’s Financial Statements included elsewhere in this report.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — The Portfolio records its proportionate share of the Master’s net investment income, and realized and unrealized gains and losses on investments. In addition, the Portfolio accrues its own expenses.

The Portfolio invests solely in the Master. Advisory fees are accrued daily and paid monthly to Dimensional Fund Advisors Inc. as described within the Master’s financial statements, which are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses incurred by the Fund are prorated to the Portfolio on the basis of relative net assets. Class-specific expenses

11

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are borne by that class. Differences in net expense ratios between classes of the Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of the Portfolio are allocated each day to the respective class on the basis of the relative net assets.

(C)	Agreements and Other Transactions with Affiliates and Related Parties

The Portfolio pays no advisory fee but bears its proportionate cost of the fee paid by the Master. For the year ended September 30, 2006, the Portfolio’s proportionate cost of the fee paid was $301,898.

PFPC Trust Company, an indirect subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent have voluntarily waived a portion of their fees during the period.

Shares of each class of the Portfolio bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan.

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of the Portfolio.

Effective February 1, 2006, each class of the Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to the written agreements, Merrill Lynch and Hilliard Lyons provide certain portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Portfolio paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

MERRILL LYNCH	HILLIARD LYONS
$76,307	$27,478

PFPC and BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), an affiliate of Merrill Lynch and PNC, act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess

12

BLACKROCK FUNDS

of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is payable at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

For the year ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of the Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
	$365,137	$46,476	$190,854	$81,562	$138,589	$822,618

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C	TOTAL
	$341,003	$31	$17,668	$26,465	$385,167

TRANSFER AGENT FEES	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
	$66,546	$61,866	$100,508	$204,083	$226,777	$659,780

TRANSFER AGENT FEES WAIVED	SHARE CLASSES
	SERVICE	INVESTOR B	TOTAL
	$5,346	$13,340	$18,686

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
	$103,523	$449,990	$172,078	$299,338	$1,024,929

DISTRIBUTION FEES	SHARE CLASSES
	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
	$287,997	$860,505	$1,499,762	$2,648,264

In the interest of limiting the expenses of the Portfolio, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of the Portfolio for the year ending February 1, 2007 and require BlackRock and the Fund to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class, excluding interest, taxes, brokerage commissions and other extraordinary expenses.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

SHARE CLASSES
BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
NA	0.18%	0.615%	0.785%	1.24%[1]	1.24%[1]

[1]	Prior to February 1, 2006, BlackRock and the Fund contractually agreed to waive or reimburse fees on expenses, in order to limit expenses to 1.535%.

If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock and the Fund are less than the expense limit for that share class, the share class is required to repay BlackRock and the Fund up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the

13

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio’s investment advisor and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
$ 1,333,005	$ 1,120,125	$ 131,162	$ 2,584,292

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (the “Distributor”) and/or BlackRock or any other affiliate of Merrill Lynch and PNC fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders.

The following table provides a summary of the Portfolio’s respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement
Share Classes
BlackRock		Institutional		Service		Investor A		Investor B		Investor C
Contractual Fees	Actual Fees	Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (3)	Actual Fees	Contractual Fees (3)	Actual Fees
N/A	N/A	None	None	0.15%	0.15%	0.25%	0.15%	0.90%	0.90%	0.90%	0.90%

(1)	— the maximum annual contractual fees are comprised of a 0.15% service fee.

(2)	— the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.15% service fee.

(3)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.15% service fee.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2006, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

SHARE CLASSES
INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
$ 27,491	$20,375	$22,306	$17,838	$21,787	$109,797

For the year ended September 30, 2006, BDI earned underwriting discounts and direct commissions an MLPF&S earned dealer concessions on sales of Portfolio’s Investor A Class in the amount of $16,730.

For the year ended September 30, 2006, MLPF&S received $68,582 in contingent deferred sales charges relating to transactions in Investor B Class and $1,789 in contingent deferred sales charges relating to transactions in Investor A Class.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The Portfolio earned income in the amount of $4,239 for the year ended September 30, 2006. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly”.

14

BLACKROCK FUNDS

(D)	Capital Shares

Transactions in capital shares for each year were as follows:

	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	955,902	$23,257,157	2,794,314	$63,688,843
Service Class	845,168	20,432,914	1,019,854	23,215,326
Investor A Class	2,091,839	50,941,404	2,301,502	52,312,632
Investor B Class	84,414	1,998,703	78,863	1,755,296
Investor C Class	29,731	714,172	61,824	1,383,869
Shares issued in reinvestment of dividends:
Institutional Class	165,070	4,064,328	229,903	5,278,647
Service Class	43,124	1,052,554	48,096	1,096,662
Investor A Class	174,089	4,268,174	210,258	4,791,418
Investor B Class	21,081	506,521	38,721	867,668
Investor C Class	26,704	642,657	41,397	927,186
Shares redeemed:
Institutional Class	(7,830,961)	(192,573,329)	(3,295,354)	(74,676,043)
Service Class	(2,058,224)	(49,352,600)	(1,640,323)	(37,319,806)
Investor A Class	(3,635,017)	(88,267,151)	(4,534,077)	(103,153,784)
Investor B Class	(2,386,436)	(56,934,677)	(2,657,216)	(59,452,086)
Investor C Class	(2,813,536)	(66,955,549)	(3,512,901)	(78,470,422)

Net decrease	(14,287,052)	$(346,204,722)	(8,815,139)	$(197,754,594)

There is a 2% redemption fee on shares of the Portfolio redeemed or exchanged which have been held 90 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

On September 30, 2006, four shareholders held approximately 62% of the Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E)	Federal Tax Information

No provision is made for federal income taxes as it is the Fund’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statements of Changes in Net Assets are reported as ordinary income for federal tax purposes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

The estimated tax character of distributions paid during the period ended September 30, 2006 and the years ended November 30, 2005 and November 30, 2004 were as follows:

	ORDINARY INCOME	LONG-TERM GAIN	TOTAL DISTRIBUTIONS
9/30/06	$17,551,033	$—	$17,551,033
11/30/05	21,298,109	—	21,298,109
11/30/04	15,470,115	—	15,470,115

15

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax components of distributable earnings/accumulated losses for the period ended September 30, 2006 and the tax years ended November 30, 2005 and November 30, 2004 were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL LOSSES
9/30/06	$6,997,311	$—	$(199,156,735)
11/30/05	3,756,862	—	(202,140,171)
11/30/04	7,388,271	—	(201,710,390)

As of November 30, 2005, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

EXPIRING NOVEMBER 30
2009	2010	2011	2013	TOTAL
$ 5,288,740	$79,252,195	$117,169,455	$429,781	$202,140,171

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(F)	Subsequent Events

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares was eliminated.

16

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statement of assets and liabilities of the Index Equity Portfolio, one of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the years ended September 30, 2003 and September 30, 2002, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Equity Portfolio of the Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

17

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 65	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

18

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

19

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

20

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

21

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$ 402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

22

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

23

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. The Board of Trustees (the “Board”) of BlackRock Funds (the “Fund”), including a majority of the non-interested Trustees of the Fund (the “Independent Trustees”), unanimously approved the renewal of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) with respect to the Equity Portfolios of the Fund (each, a “Portfolio”), at an in-person meeting of the Board held on February 28, 2006. In connection with its consideration of the Advisory Agreements, the Board met with personnel from the investment advisor and, if applicable, sub-advisors to the Portfolios, including BlackRock Advisors, Inc., BlackRock Financial Management, Inc. and BlackRock International, Ltd. (collectively, “BlackRock”), at an in-person meeting of the Board held on February 7, 2006. The Board reviewed materials that it received in advance of that meeting, including (i) fee information and expense ratios for retail and institutional share classes of each Portfolio in comparison to fee information and expense ratios for peer funds of such Portfolio, (ii) information about the investment performance of each Portfolio in comparison to the investment performance for peer funds of such Portfolio; (iii) BlackRock’s economic outlook for the Portfolios and its general investment outlook for the markets; (iv) information on the profitability of BlackRock and its affiliates with respect to each Portfolio, including details regarding the methodology used to calculate such profitability; (v) information regarding fees paid to service providers that are BlackRock affiliates; and (vi) information regarding compliance records and regulatory matters relating to BlackRock and the Fund. In approving the Advisory Agreements, the Board, including all of the Independent Trustees, considered each of the matters discussed below in executive sessions held at the February 7 and February 28 meetings, during which counsel to the Independent Trustees was present.

Nature, Extent and Quality of Services. The Board received and considered various information and data regarding the nature, extent and quality of services provided by BlackRock to each of the Portfolios under the Advisory Agreements during the past year. The Board reviewed BlackRock’s investment philosophy and process used to manage each of the Portfolios, as well as a description of its capabilities, personnel and services. The Board considered the scope of services provided by BlackRock to each of the Portfolios under the Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board noted that the standard of care applicable under the Advisory Agreements was comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and BlackRock, as well as the integrity of the systems in place to ensure implementation of such programs and the records of each of the Fund and BlackRock with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of BlackRock’s investment professionals and other personnel who provide services to each Portfolio under the applicable Advisory Agreement, and took into account the time and attention devoted by BlackRock senior management to each of the Portfolios. The Board also considered BlackRock’s general business reputation and overall financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Advisory Agreements.

Following consideration of this information, the Board, including all of the Independent Trustees, concluded that the nature, extent and quality of the services provided by BlackRock to each Portfolio under the applicable Advisory Agreement were consistent with the Portfolio’s operational requirements and reasonable in terms of approving the renewal of such Advisory Agreement.

24

BLACKROCK FUNDS

Advisory Fees. The Board received and considered statistical information regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. The Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio. For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper, the Board noted that:

•	except for each of the All-Cap Global Resources, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Core Equity and U.S. Opportunities Portfolios, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	except for each of the All-Cap Global Resources (Institutional Class only), Asset Allocation, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity and U.S. Opportunities Portfolios, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, the Board took into consideration the fact that:

•	with respect to the Mid-Cap Growth Equity Portfolio and the Investor A Class of the All-Cap Global Resources, Global Science & Technology Opportunities and International Opportunities Portfolios, the difference by which such Portfolios’ contractual advisory fees were higher than the median for their respective peers was not significant;

•	with respect to the Small Cap Core Equity Portfolio, although the contractual advisory fee of such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual advisory fee of such Portfolio was equal to or lower than the median for its peers;

•	with respect to the Institutional Class of the Aurora Portfolio and the Investor A Class of the Mid-Cap Value Equity Portfolio, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, its actual total expenses were equal to or lower than the median;

•	with respect to the Global Resources and U.S. Opportunities Portfolios and the Institutional Class of the Global Science & Technology Opportunities, International Opportunities and Mid-Cap Value Equity Portfolios, although the contractual advisory fee of each such Portfolio was higher than its peer group median, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that were at least equal to or above the performance median for the Portfolio’s peers; and

•	with respect to the Investor A Class of the Aurora Portfolio, although the contractual advisory fee of such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual management (advisory plus administration) fee of such Portfolio was equal to or lower than the median for its peers.

25

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

In addition to Lipper data, the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other similar clients advised by BlackRock, including closed-end investment companies and separate accounts.

Following consideration of this information, the Board, including all of the Independent Trustees, concluded that the contractual fees to be paid to BlackRock pursuant to the Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. The Board received and considered information about each Portfolio’s one-, three-and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper, the Board noted that for each Portfolio that had existed for more than five years, except for each of the Aurora, Investment Trust, Index Equity (Investor A Class only), Large Cap Growth Equity, Large Cap Value Equity, Mid-Cap Growth Equity and Small Cap Growth Equity Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that were at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock, and was satisfied that appropriate measures were being taken to address them.

Profitability. The Board considered the level of BlackRock’s and its affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by BlackRock and its affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Trustees, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Trustees, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Trustees, concluded that these ancillary benefits that BlackRock and its affiliates could

26

BLACKROCK FUNDS

receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the renewal of the Advisory Agreements. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Advisory Agreements, including the fees to be charged for services thereunder.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

27

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

TABLE OF CONTENTS THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES THE DFA INVESTMENT TRUST COMPANY

Schedule of Investments/Summary Schedule of Portfolio Holdings

FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not individually represent more than 1.0% of the net assets of the Fund. Some of the individual securities in this category may be Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
##	Some of the individual securities in this category include Total or Partial Securities on Loan.
(B)	The rate shown is the effective yield.
♦	Security purchased with cash proceeds from Securities on Loan.

All Statements and Schedules

SEC	U.S. Securities and Exchange Commission

31

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

COMMON STOCKS — (81.1%)
Consumer Discretionary — (8.2%)
Amazon.com, Inc.	119,900	$3,851,188	*#
Apollo Group, Inc. Class A	53,400	2,629,416	*
AutoNation, Inc.	58,500	1,222,650	*#
Autozone, Inc.	20,100	2,076,330	*#
Bed Bath and Beyond, Inc.	107,700	4,120,602	*
Best Buy Co., Inc.	155,100	8,307,156	#
Big Lots, Inc.	41,500	822,115	*#
Black & Decker Corp.	28,200	2,237,670
Brunswick Corp.	35,400	1,104,126
Carnival Corp.	169,700	7,980,991	#
CBS Corp. Class B	297,800	8,389,026
Centex Corp.	45,200	2,378,424	#
Circuit City Stores, Inc.	53,800	1,350,918
Clear Channel Communications, Inc.	189,300	5,461,305	#
Coach, Inc.	139,600	4,802,240	*
Comcast Corp. Class A	798,300	29,417,355	*
Darden Restaurants, Inc.	55,700	2,365,579
Dillards, Inc. Class A	23,100	756,063	#
Disney (Walt) Co.	797,300	24,644,543	#
Dollar General Corp.	119,000	1,621,970
Dow Jones & Co., Inc.	24,800	831,792	#
Eastman Kodak Co.	109,600	2,455,040	#
Family Dollar Stores, Inc.	57,800	1,690,072
Federated Department Stores, Inc.	207,300	8,957,433
Ford Motor Co.	717,500	5,804,575
Fortune Brands, Inc.	57,500	4,318,825	#
Gannett Co., Inc.	90,200	5,126,066	#
Gap, Inc.	205,400	3,892,330
General Motors Corp.	215,700	7,174,182	#
Genuine Parts Co.	65,300	2,816,389
Goodyear Tire & Rubber Co.	67,600	980,200	*#
H&R Block, Inc.	122,700	2,667,498	#
Harley-Davidson, Inc.	100,000	6,275,000	#
Harman International Industries, Inc.	24,900	2,077,656
Harrah’s Entertainment, Inc.	70,900	4,709,887
Hasbro, Inc.	62,400	1,419,600
Hilton Hotels Corp.	147,200	4,099,520	#
Home Depot, Inc.	787,300	28,555,371
Horton (D.R.), Inc.	103,900	2,488,405	#
International Game Technology	129,500	5,374,250
Interpublic Group of Companies, Inc.	168,100	1,664,190	*#
Johnson Controls, Inc.	74,600	5,351,804
Jones Apparel Group, Inc.	43,000	1,394,920
KB Home	30,000	1,314,000	#
Kohl’s Corp.	124,900	8,108,508	*#
Leggett & Platt, Inc.	68,900	1,724,567
Lennar Corp. Class A	52,800	2,389,200	#
Limited Brands, Inc.	129,600	3,433,104	#
Liz Claiborne, Inc.	39,400	1,556,694
Lowe’s Companies, Inc.	582,800	16,353,368	#
Marriott International, Inc. Class A	131,100	5,065,704	#
Mattel, Inc.	144,200	2,840,740
McDonald’s Corp.	467,800	18,300,336
McGraw-Hill Companies, Inc.	134,200	7,787,626
Meredith Corp.	14,900	735,017
Newell Rubbermaid, Inc.	105,600	2,990,592
News Corp. Class A	891,300	17,514,045
NIKE, Inc. Class B	73,100	6,405,022	#
Nordstrom, Inc.	87,100	3,684,330
Office Depot, Inc.	108,100	4,291,570	*
OfficeMax, Inc.	28,300	1,152,942	#

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Omnicom Group, Inc.	65,500	$6,130,800
Penney (J.C.) Co., Inc.	85,500	5,847,345
Pulte Homes, Inc.	80,700	2,571,102	#
RadioShack Corp.	51,800	999,740
Scripps (E.W.) Co.	31,800	1,524,174
Sears Holdings Corp.	31,700	5,011,453	*
Sherwin-Williams Co.	43,000	2,398,540
Snap-On, Inc.	22,100	984,555
Staples, Inc.	277,100	6,741,843	#
Starbucks Corp.	288,400	9,820,020	*
Starwood Hotels & Resorts Worldwide, Inc.	83,100	4,752,489	*
Target Corp.	327,500	18,094,375	#
The New York Times Co. Class A	55,100	1,266,198	#
The Stanley Works	30,900	1,540,365
The TJX Companies, Inc.	171,500	4,807,145
Tiffany & Co.	52,700	1,749,640	#
Time Warner, Inc.	1,551,300	28,280,199
Tribune Co.	72,700	2,378,744	#
Univision Communications, Inc. Class A	95,700	3,286,338	*#
V.F. Corp.	33,800	2,465,710	#
Viacom, Inc. Class B	270,600	10,060,908	*
Wendy’s International, Inc.	44,900	3,008,300
Whirlpool Corp.	29,800	2,506,478	#
Wyndham Worldwide Corp.	76,400	2,136,908	*
Yum! Brands, Inc.	103,300	5,376,765

Total Consumer Discretionary		465,052,171

Consumer Staples — (7.8%)
Alberto-Culver Co. Class B	29,800	1,507,582
Altria Group, Inc.	798,500	61,125,175
Anheuser-Busch Companies, Inc.	293,200	13,929,932
Archer-Daniels-Midland Co.	250,100	9,473,788
Avon Products, Inc.	170,800	5,236,728
Brown-Forman Corp. Class B	30,000	2,299,500
Campbell Soup Co.	88,000	3,212,000
Clorox Co.	57,700	3,635,100
Coca-Cola Co.	777,400	34,734,232	#
Coca-Cola Enterprises, Inc.	105,100	2,189,233
Colgate-Palmolive Co.	197,000	12,233,700
ConAgra, Inc.	194,900	4,771,152
Constellation Brands, Inc. Class A	80,400	2,313,912	*#
Costco Wholesale Corp.	178,500	8,867,880
CVS Corp.	313,300	10,063,196
Dean Foods Co.	50,900	2,138,818	*
Estee Lauder Companies, Inc.	49,300	1,988,269
General Mills, Inc.	134,600	7,618,360
Heinz (H.J.) Co.	126,400	5,299,952
Kellogg Co.	95,300	4,719,256
Kimberly-Clark Corp.	174,800	11,424,928	#
McCormick & Co., Inc.	50,300	1,910,394
Molson Coors Brewing Co.	17,400	1,198,860
Pepsi Bottling Group, Inc.	51,800	1,838,900
PepsiCo, Inc.	628,900	41,042,014
Procter & Gamble Co.	1,211,100	75,063,978
Reynolds American, Inc.	65,400	4,052,838
Safeway, Inc.	169,600	5,147,360	#
Sara Lee Corp.	290,000	4,660,300
Supervalu, Inc.	80,700	2,392,755
Sysco Corp.	235,900	7,890,855	#
The Hershey Co.	67,000	3,581,150
The Kroger Co.	275,600	6,377,384	#
Tyson Foods, Inc. Class A	96,100	1,526,068
UST, Inc.	61,300	3,361,079

32

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Walgreen Co.	384,500	$17,067,955
Wal-Mart Stores, Inc.	938,300	46,276,956
Whole Foods Market, Inc.	53,900	3,203,277	#
Wrigley (Wm.) Jr. Co.	83,600	3,850,616

Total Consumer Staples		439,225,432

Energy — (7.6%)
Anadarko Petroleum Corp.	175,300	7,683,399
Apache Corp.	125,600	7,937,920
Baker Hughes, Inc.	125,500	8,559,100
BJ Services Co.	114,100	3,437,833
Chesapeake Energy Corp.	144,300	4,181,814	#
Chevron Corp.	838,400	54,378,624	#
ConocoPhillips	628,500	37,414,605
CONSOL Energy, Inc.	69,900	2,217,927	#
Devon Energy Corp.	168,200	10,621,830
El Paso Corp.	265,500	3,621,420
EOG Resources, Inc.	92,500	6,017,125
Exxon Mobil Corp.	2,267,700	152,162,670	#
Halliburton Co.	393,300	11,189,385	#
Hess Corp.	92,000	3,810,640	#
Kinder Morgan, Inc.	40,900	4,288,365
Marathon Oil Corp.	136,600	10,504,540
Murphy Oil Corp.	71,300	3,390,315	#
Nabors Industries, Ltd.	120,500	3,584,875	*#
National-Oilwell, Inc.	66,900	3,916,995	*
Noble Corp.	52,300	3,356,614	#
Occidental Petroleum Corp.	328,600	15,808,946	#
Rowan Companies, Inc.	42,100	1,331,623
Schlumberger, Ltd.	451,600	28,012,748	#
Sunoco, Inc.	49,700	3,090,843	#
The Williams Companies, Inc.	227,300	5,425,651
Transocean, Inc.	120,200	8,802,246	*
Valero Energy Corp.	233,800	12,033,686	#
Weatherford International, Ltd.	132,000	5,507,040	*#
XTO Energy, Inc.	139,500	5,877,135

Total Energy		428,165,914

Financials — (17.1%)
Ace, Ltd.	124,000	6,786,520
AFLAC, Inc.	189,300	8,662,368
Allstate Corp.	240,100	15,061,473
AMBAC Financial Group, Inc.	40,400	3,343,100
American Express Co.	463,400	25,987,472
American International Group, Inc.	991,300	65,683,538	#
Ameriprise Financial, Inc.	93,000	4,361,700
AmSouth Bancorporation	130,600	3,792,624
AON Corp.	120,000	4,064,400	#
Bank of America Corp.	1,726,400	92,483,248
Bank of New York Co., Inc.	291,100	10,264,186
BB&T Corp.	204,900	8,970,522	#
Bear Stearns Companies, Inc.	45,900	6,430,590
Capital One Financial Corp.	77,710	6,112,669	#
Chicago Mercantile Exchange Holdings, Inc.	13,600	6,504,200	#
Chubb Corp.	156,700	8,142,132
Cincinnati Financial Corp.	66,100	3,176,766
CIT Group, Inc.	75,800	3,686,154
Citigroup, Inc.	1,885,800	93,667,686	#
Comerica, Inc.	61,900	3,523,348
Commerce Bancorp, Inc.	71,100	2,610,081	#
Compass Bancshares, Inc.	49,400	2,814,812
Countrywide Financial Corp.	233,500	8,181,840	#
E*TRADE Financial Corp.	162,900	3,896,568	*

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Federal Home Loan Mortgage Corporation	263,600	$17,484,588
Federal National Mortgage Association	369,200	20,641,972
Federated Investors, Inc.	34,600	1,169,826
Fifth Third Bancorp	212,800	8,103,424	#
First Horizon National Corp.	47,300	1,797,873
Franklin Resources, Inc.	63,600	6,725,700
Genworth Financial, Inc.	173,600	6,077,736	#
Golden West Financial Corp.	101,400	7,833,150
Hartford Financial Services Group, Inc.	116,100	10,071,675
Huntington Bancshares, Inc.	90,600	2,168,058
Janus Capital Group, Inc.	78,800	1,553,936
JPMorgan Chase & Co.	1,324,200	62,184,432	#
KeyCorp	153,800	5,758,272
Legg Mason, Inc.	50,000	5,043,000	#
Lehman Brothers Holdings, Inc.	204,900	15,133,914	#
Lincoln National Corp.	109,500	6,797,760
Loews Corp.	174,400	6,609,760
M&T Bank Corp.	29,600	3,550,816
Marsh & McLennan Companies, Inc.	209,900	5,908,685	#
Marshall & Ilsley Corp.	97,000	4,673,460
MBIA, Inc.	51,400	3,158,016
Mellon Financial Corp.	156,900	6,134,790	#
Merrill Lynch & Co., Inc.	338,100	26,446,182
MetLife, Inc.	289,700	16,420,196
MGIC Investment Corp.	32,200	1,931,034	#
Moody's Corp.	90,300	5,903,814
Morgan Stanley	408,900	29,812,899
National City Corp.	230,700	8,443,620
North Fork Bancorporation, Inc.	176,400	5,052,096
Northern Trust Corp.	71,500	4,177,745
PNC Financial Services Group	112,300	8,135,012
Principal Financial Group, Inc.	102,700	5,574,556
Progressive Corp.	294,600	7,229,484
Prudential Financial, Inc.	185,000	14,106,250
Realogy Corp.	95,500	2,165,940	*
Regions Financial Corp.	173,400	6,379,386	#
SAFECO Corp.	44,400	2,616,492
Schwab (Charles) Corp.	394,500	7,061,550
SLM Corp.	156,400	8,129,672	#
Sovereign Bancorp, Inc.	136,800	2,942,568
State Street Corp.	126,300	7,881,120
SunTrust Banks, Inc.	139,200	10,757,376
Synovus Financial Corp.	123,600	3,630,132
T. Rowe Price Group, Inc.	99,800	4,775,430	#
The Goldman Sachs Group, Inc.	164,700	27,862,299	#
The St. Paul Travelers Companies, Inc.	263,600	12,360,204
Torchmark Corp.	37,700	2,379,247
U.S. Bancorp	677,900	22,519,838
UnumProvident Corp.	130,700	2,534,273
Wachovia Corp.	606,300	33,831,540	#
Washington Mutual, Inc.	367,500	15,975,225	#
Wells Fargo & Co.	1,284,400	46,469,592	#
XL Capital, Ltd.	68,800	4,726,560
Zions Bancorporation	40,700	3,248,267

Total Financials		968,268,439

Health Care — (10.3%)
Abbott Laboratories	582,800	28,300,768	#
Aetna, Inc.	208,900	8,261,995
Allergan, Inc.	57,500	6,475,075
AmerisourceBergen Corp.	76,900	3,475,880
Amgen, Inc.	446,500	31,938,145	*#

33

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Applera Corp. — Applied Biosystems Group	69,500	$2,301,145
Bard (C.R.), Inc.	39,500	2,962,500	#
Barr Laboratories, Inc.	40,500	2,103,570	*
Bausch & Lomb, Inc.	20,500	1,027,665
Baxter International, Inc.	248,900	11,314,994
Becton Dickinson & Co.	93,300	6,593,511
Biogen Idec, Inc.	131,100	5,857,548	*
Biomet, Inc.	93,400	3,006,546	#
Boston Scientific Corp.	449,300	6,645,147	*
Bristol-Myers Squibb Co.	750,100	18,692,492
Cardinal Health, Inc.	154,700	10,169,978
Caremark Rx, Inc.	162,800	9,225,876	#
Cigna Corp.	42,300	4,920,336
Coventry Health Care, Inc.	60,600	3,122,112	*
Eli Lilly & Co.	375,100	21,380,700	#
Express Scripts, Inc.	52,500	3,963,225	*#
Fisher Scientific International, Inc.	47,500	3,716,400	*
Forest Laboratories, Inc.	121,300	6,138,993	*#
Genzyme Corp.	99,700	6,726,759	*
Gilead Sciences, Inc.	174,300	11,974,410	*#
HCA, Inc.	161,700	8,067,213
Health Management Associates, Inc.	91,700	1,916,530
Hospira, Inc.	59,900	2,292,373	*
Humana, Inc.	63,000	4,163,670	*
IMS Health, Inc.	76,900	2,048,616
Johnson & Johnson	1,115,700	72,453,558	#
King Pharmaceuticals, Inc.	92,700	1,578,681	*#
Laboratory Corp. of America Holdings	47,800	3,134,246	*#
Manor Care, Inc.	28,100	1,469,068	#
McKesson Corp.	114,200	6,020,624
Medco Health Solutions, Inc.	112,100	6,738,331	*
Medimmune, Inc.	91,300	2,666,873	*
Medtronic, Inc.	438,400	20,359,296
Merck & Co., Inc.	830,100	34,781,190
Millipore Corp.	20,300	1,244,390	*#
Mylan Laboratories, Inc.	80,400	1,618,452	#
Patterson Companies, Inc.	53,000	1,781,330	*
PerkinElmer, Inc.	47,900	906,747
Pfizer, Inc.	2,781,300	78,877,668	#
Quest Diagnostics, Inc.	61,700	3,773,572	#
Schering-Plough Corp.	565,000	12,480,850
St. Jude Medical, Inc.	134,500	4,746,505	*
Stryker Corp.	113,200	5,613,588
Tenet Healthcare Corp.	179,800	1,463,572	*
Thermo Electron Corp.	60,100	2,363,733	*#
UnitedHealth Group, Inc.	513,800	25,278,960	#
Waters Corp.	39,100	1,770,448	*
Watson Pharmaceuticals, Inc.	39,000	1,020,630	*
WellPoint, Inc.	236,400	18,214,620	*
Wyeth	513,300	26,096,172
Zimmer Holdings, Inc.	92,600	6,250,500	*#

Total Health Care		581,487,776

Industrials — (8.9%)
3M Co.	287,300	21,380,866	#
Allied Waste Industries, Inc.	96,700	1,089,809	*#
American Power Conversion Corp.	64,700	1,420,812	#
American Standard Companies, Inc.	66,600	2,795,202	#
Avery Dennison Corp.	36,000	2,166,120
Boeing Co.	303,200	23,907,320
Burlington Northern Santa Fe Corp.	138,100	10,142,064
Caterpillar, Inc.	250,100	16,456,580
Cintas Corp.	52,100	2,127,243

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Cooper Industries, Ltd.	34,900	$2,974,178
CSX Corp.	169,200	5,554,836
Cummins, Inc.	20,000	2,384,600	#
Danaher Corp.	90,300	6,200,901	#
Deere & Co.	88,200	7,400,862	#
Donnelley (R.R.) & Sons Co.	82,500	2,719,200	#
Dover Corp.	77,600	3,681,344
Eaton Corp.	57,200	3,938,220
Emerson Electric Co.	155,500	13,040,230
Equifax, Inc.	48,300	1,773,093
FedEx Corp.	116,900	12,704,692
Fluor Corp.	33,400	2,568,126
General Dynamics Corp.	153,900	11,030,013
General Electric Co.	3,937,800	139,004,340	#
Goodrich (B.F.) Co.	47,600	1,928,752
Honeywell International, Inc.	312,400	12,777,160
Illinois Tool Works, Inc.	160,300	7,197,470
Ingersoll-Rand Co., Ltd. Class A	122,700	4,660,146
ITT Industries, Inc.	70,400	3,609,408
L-3 Communications Holdings, Inc.	46,900	3,673,677
Lockheed Martin Corp.	135,800	11,686,948
Masco Corp.	151,900	4,165,098	#
Monster Worldwide, Inc.	49,000	1,773,310	*
Navistar International Corp.	23,500	606,770	*
Norfolk Southern Corp.	157,800	6,951,090
Northrop Grumman Corp.	131,400	8,944,398
Paccar, Inc.	95,100	5,422,602
Pall Corp.	47,600	1,466,556
Parker Hannifin Corp.	45,900	3,567,807
Pitney Bowes, Inc.	84,500	3,749,265	#
Raytheon Co.	171,200	8,219,312
Robert Half International, Inc.	65,300	2,218,241
Rockwell Automation, Inc.	67,100	3,898,510
Rockwell Collins, Inc.	65,400	3,586,536
Ryder System, Inc.	23,600	1,219,648
Southwest Airlines Co.	299,800	4,994,668
Textron, Inc.	48,200	4,217,500	#
Tyco International, Ltd.	768,500	21,510,315
Union Pacific Corp.	102,700	9,037,600
United Parcel Service, Inc.	412,300	29,660,862
United Technologies Corp.	385,800	24,440,430
W.W. Grainger, Inc.	28,700	1,923,474
Waste Management, Inc.	206,200	7,563,416	#

Total Industrials		501,131,620

Information Technology — (12.4%)
ADC Telecommunications, Inc.	44,700	670,500	*#
Adobe Systems, Inc.	220,900	8,272,705	*#
Advanced Micro Devices, Inc.	185,300	4,604,705	*#
Affiliated Computer Services, Inc. Class A	45,200	2,344,072	*
Agilent Technologies, Inc.	155,900	5,096,371	*
Altera Corp.	137,100	2,519,898	*#
Analog Devices, Inc.	134,600	3,955,894	#
Andrew Corp.	60,900	562,107	*
Apple Computer, Inc.	324,400	24,988,532	*
Applied Materials, Inc.	585,100	10,373,823	#
Autodesk, Inc.	88,400	3,074,552	*
Automatic Data Processing, Inc.	211,900	10,031,346
Avaya, Inc.	174,300	1,993,992	*
BMC Software, Inc.	78,200	2,128,604	*
Broadcom Corp.	178,900	5,427,826	*#
CA, Inc.	168,900	4,001,241	#
Ciena Corp	32,214	877,831	*#

34

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Cisco Sytems, Inc.	2,328,600	$53,557,800	*
Citrix Systems, Inc.	70,100	2,538,321	*
Computer Sciences Corp.	65,500	3,217,360	*
Compuware Corp.	142,100	1,106,959	*
Comverse Technology, Inc.	77,100	1,653,024	*
Convergys Corp.	53,000	1,094,450	*
Corning, Inc.	595,000	14,523,950	*#
Dell, Inc.	866,500	19,790,860	*#
eBay, Inc.	448,100	12,708,116	*#
Electronic Arts, Inc.	117,000	6,514,560	*
Electronic Data Systems Corp.	197,400	4,840,248
EMC Corp.	876,700	10,502,866	*
First Data Corp.	291,900	12,259,800	#
Fiserv, Inc.	66,500	3,131,485	*
Freescale Semiconductor, Inc. Class B	154,700	5,880,147	*
Google, Inc.	81,300	32,674,470	*#
Hewlett-Packard Co.	1,044,800	38,333,712
Intel Corp.	2,200,200	45,258,114	#
International Business Machines Corp.	580,500	47,566,170	#
Intuit, Inc.	130,300	4,181,327	*#
Jabil Circuit, Inc.	70,400	2,011,328
JDS Uniphase Corp.	642,700	1,407,513	*
Juniper Networks, Inc.	215,800	3,729,024	*#
KLA-Tencor Corp.	75,900	3,375,273
Lexmark International, Inc.	38,300	2,208,378	*
Linear Technology Corp.	114,900	3,575,688	#
LSI Logic Corp.	152,400	1,252,728	*
Lucent Technologies, Inc.	1,709,600	4,000,464	*
Maxim Integrated Products, Inc.	122,300	3,432,961	#
Micron Technology, Inc.	278,400	4,844,160	*
Microsoft Corp.	3,294,600	90,041,418	#
Molex, Inc.	53,900	2,100,483
Motorola, Inc.	934,600	23,365,000
National Semiconductor Corp.	113,500	2,670,655
NCR Corp.	68,700	2,712,276	*
Network Appliance, Inc.	142,100	5,259,121	*
Novell, Inc.	129,300	791,316	*
Novellus Systems, Inc.	47,000	1,300,020	*
Nvidia Corp.	134,500	3,979,855	*#
Oracle Corp.	1,538,600	27,294,764	*#
Parametric Technology Corp.	42,600	743,796	*
Paychex, Inc.	129,100	4,757,335
PMC-Sierra, Inc.	79,700	473,418	*#
QLogic Corp.	60,800	1,149,120	*
Qualcomm, Inc.	630,100	22,904,135	#
Sabre Holdings Corp.	50,300	1,176,517
Sandisk Corp.	74,700	3,999,438	*#
Sanmina-SCI Corp.	203,200	759,968	*
Solectron Corp.	348,900	1,137,414	*
Sun Microsystems, Inc.	1,338,600	6,652,842	*
Symantec Corp.	377,300	8,028,944	*
Symbol Technologies, Inc.	96,900	1,439,934
Tektronix, Inc.	31,900	922,867
Tellabs, Inc.	170,800	1,871,968	*
Teradyne, Inc.	75,100	988,316	*
Texas Instruments, Inc.	584,600	19,437,950	#
Unisys Corp.	131,100	742,026	*
VeriSign, Inc.	93,500	1,888,700	*
Xerox Corp.	373,100	5,805,436	*
Xilinx, Inc.	129,600	2,844,720
Yahoo!, Inc.	474,200	11,987,776	*#

Total Information Technology		701,322,783

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Materials — (2.3%)
Air Products & Chemicals, Inc.	84,000	$5,575,080
Alcoa, Inc.	330,700	9,272,828
Allegheny Technologies, Inc.	38,400	2,388,096	#
Ashland, Inc.	24,100	1,537,098
Ball Corp.	39,700	1,605,865	#
Bemis Co., Inc.	40,000	1,314,400
Dow Chemical Co.	365,900	14,262,782
DuPont (E.I.) de Nemours & Co., Inc.	351,600	15,062,544
Eastman Chemical Co.	31,400	1,696,228
Ecolab, Inc.	68,100	2,916,042
Freeport-McMoRan Copper & Gold, Inc. Class B	74,900	3,989,174	#
Hercules, Inc.	43,200	681,264	*
International Flavors & Fragrances, Inc.	30,100	1,190,154
International Paper Co.	173,400	6,004,842
Louisiana-Pacific Corp.	40,100	752,677
MeadWestavco Corp.	69,100	1,831,841
Monsanto Co.	207,000	9,731,070
Newmont Mining Corp.	171,500	7,331,625
Nucor Corp.	117,600	5,820,024	#
Pactiv Corp.	52,600	1,494,892	*
Phelps Dodge Corp.	77,800	6,589,660
PPG Industries, Inc.	63,000	4,226,040
Praxair, Inc.	123,000	7,276,680
Rohm & Haas Co.	54,800	2,594,780
Sealed Air Corp.	30,900	1,672,308
Sigma-Aldrich Corp.	25,300	1,914,451
Temple-Inland, Inc.	41,500	1,664,150
United States Steel Corp.	46,900	2,705,192
Vulcan Materials Co.	36,800	2,879,600
Weyerhaeuser Co.	93,900	5,777,667

Total Materials		131,759,054

Real Estate Investment Trusts — (0.9%)
Apartment Investment & Management Co. Class A	37,100	2,018,611	#
Archstone-Smith Trust	81,700	4,447,748
Boston Properties, Inc.	43,600	4,505,624	#
Equity Office Properties Trust	133,600	5,311,936	#
Equity Residential	111,000	5,614,380	#
Kimco Realty Corp.	82,600	3,541,062	#
Plum Creek Timber Co., Inc.	68,400	2,328,336
ProLogis	93,500	5,335,110
Public Storage, Inc.	46,300	3,981,337	#
Simon Property Group, Inc.	84,400	7,648,328	#
Vornado Realty Trust	46,500	5,068,500	#

Total Real Estate Investment Trusts		49,800,972

Telecommunication Services — (2.8%)
Alltel Corp.	148,100	8,219,550	#
AT&T, Inc.	1,481,600	48,240,896	#
BellSouth Corp.	692,600	29,608,650
CenturyTel, Inc.	44,400	1,761,348
Citizens Communications Co.	122,400	1,718,496
Embarq Corp.	56,900	2,752,253
Qwest Communications International, Inc.	610,500	5,323,560	*#
Sprint Nextel Corp.	1,139,500	19,542,425	#
Verizon Communications, Inc.	1,105,700	41,054,641	#
Windstream Corp.	180,800	2,384,752

Total Telecommunication Services		160,606,571

35

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2006
	(Unaudited)
	Shares	Value(A)

Utilities — (2.8%)
AES Corp.	252,300	$5,144,397	*#
Allegheny Energy, Inc.	62,800	2,522,676	*
Ameren Corp.	78,500	4,144,015	#
American Electric Power Co., Inc.	150,300	5,466,411
CenterPoint Energy, Inc.	118,900	1,702,648	#
CMS Energy Corp.	84,500	1,220,180	*#
Consolidated Edison, Inc.	94,000	4,342,800
Constellation Energy Group	68,500	4,055,200
Dominion Resources, Inc.	134,600	10,295,554	#
DTE Energy Co.	67,800	2,814,378
Duke Energy Corp.	478,000	14,435,600
Dynegy, Inc.	144,300	799,422	*
Edison International	124,300	5,175,852
Entergy Corp.	79,500	6,219,285
Exelon Corp.	255,400	15,461,916
FirstEnergy Corp.	125,800	7,027,188
FPL Group, Inc.	154,300	6,943,500	#
KeySpan Corp.	66,800	2,748,152
Nicor, Inc.	17,000	726,920	#
NiSource, Inc.	104,100	2,263,134
Peoples Energy Corp.	14,700	597,555	#
PG&E Corp.	132,800	5,531,120	#
Pinnacle West Capital Corp.	37,900	1,707,395	#
PPL Corp.	145,300	4,780,370
Progress Energy, Inc.	96,600	4,383,708	#
Public Service Enterprise Group, Inc.	96,000	5,874,240
Sempra Energy	99,600	5,004,900	#
Southern Co.	283,100	9,755,626	#
TECO Energy, Inc.	79,700	1,247,305	#
TXU Corp.	176,000	11,003,520	#
Xcel Energy, Inc.	154,900	3,198,685	#

Total Utilities		156,593,652

TOTAL COMMON STOCKS		4,583,414,384

(A)	Securities held by The U.S. Large Company Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the The U.S. Large Company Series that are listed on NASDAQ are valuded at the NASDAQ Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, The U.S. Large Company Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees. Fair value pricing may also be used if events that have significant effect on the value of an investment (as deteremined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by The U.S. Large Company Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

††	The cost for federal income tax purposes is $4,428,427,557.

	September 30, 2006
	(Unaudited)
	Face Amount (000)	Value(A)

TEMPORARY CASH INVESTMENTS — (18.9%)
Repurchase Agreement, Morgan Stanley Triparty Repo 5.33%, 10/02/06 (Collateralized by $246,229,722 FHLB Bonds, rates ranging from 3.250% to 5.550%, maturities ranging from 09/26/07 to 02/28/20; FHLMC, rates ranging from 4.125% to 5.250%, maturities ranging from 02/28/07 to 01/15/15; & FNMA, rates ranging from 3.125% to 6.000%, maturities ranging from 02/28/07 to 08/10/20, valued at $245,795,876) to be repurchased at $238,742,375♦	$238,636	$238,636,381
Repurchase Agreement, Morgan Stanley Triparty Repo 5.36%, 10/02/06 (Collateralized by $799,660,278 FHLB Bonds, rates ranging from 3.250% to 5.550%, maturities ranging from 09/26/07 to 02/28/20; FHLMC, rates ranging from 4.125% to 5.250%, maturities ranging from 02/28/07 to 01/15/15; & FNMA, rates ranging from 3.125% to 6.000%, maturities ranging from 02/28/07 to 08/10/20, valued at $798,251,312) to be repurchased at $775,346,167♦	775,000	775,000,000
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 10/02/06 (Collateralized by $44,592,000 FNMA 6.25%, 05/15/29, valued at $52,228,380) to be repurchased at $51,478,255	51,456	51,456,000

TOTAL TEMPORARY CASH INVESTMENTS		1,065,092,381

TOTAL INVESTMENTS — (100.0%)
(Cost $4,254,602,413)††		$5,648,506,765

36

STATEMENT OF ASSETS AND LIABILITIES THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

September 30, 2006
(Unaudited)
Assets:
Investments at Value (including $979,210 of securities on loan)	$4,583,414
Temporary Cash Investments at Value	1,065,092
Cash	3,167
Receivables:
Dividends and Interest	4,985
Fund Shares Sold	75
Securities Lending Income	103
Futures Margin Variation	12
Prepaid Expenses and Other Assets	6

Total Assets	5,656,854

Liabilities:
Payables:
Upon Return of Securities Loaned	1,013,636
Fund Shares Redeemed	805
Due to Advisor	95
Futures Margin Variation	76
Accrued Expenses and Other Liabilities	248

Total Liabilities	1,014,860

NET ASSETS	$4,641,994

Investments at Cost	$3,189,510

Temporary Cash Investments at Cost	$1,065,092

37

PERFORMANCE CHART

THE DFA INVESTMENT TRUST COMPANY

38

DISCLOSURE OF FUND EXPENSES (Unaudited) THE DFA INVESTMENT TRUST COMPANY

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000=7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical ending account value and expenses paid are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six month period indicated and may be different from the expense ratio in the Financial Highlights for the year ended November 30, 2005.

For the Period June 1, 2005 to November 30, 2005

Expense Table

The U.S. Large Company Series	Beginning Account Value 06/01/05	Ending Account Value 11/30/05	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,059.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by the days in the year (365) to reflect the half-year period.

39

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) THE DFA INVESTMENT TRUST COMPANY

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 27, 2005. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The U.S. Large Company Series — November 30, 2005
Financials	20.2%
Information Technology	15.6
Health Care	12.8
Industrials	10.8
Consumer Discretionary	10.6
Consumer Staples	9.6
Energy	8.3
Utilities	3.3
Telecommunication Services	3.1
Materials	3.0
Other	1.9
REITS	0.8

100.0%

40

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	November 30, 2005
	Shares	Value†		Percentage of Net Assets**

COMMON STOCKS — (87.0%)
Financials — (18.4%)
American Express Co.	456,700	$23,483,514		0.6%
American International Group, Inc.	955,100	64,125,414	#	1.5%
Bank of America Corp.	1,478,800	67,862,132	#	1.6%
Citigroup, Inc.	1,902,800	92,380,940		2.2%
JPMorgan Chase & Co.	1,292,900	49,453,425		1.2%
Merrill Lynch & Co., Inc.	340,900	22,642,578	#	0.5%
Morgan Stanley	399,700	22,395,191		0.5%
The Goldman Sachs Group, Inc.	171,100	22,065,056		0.5%
U.S. Bancorp	672,700	20,369,356		0.5%
Wachovia Corp.	580,500	30,998,700	#	0.7%
Wells Fargo & Co.	621,300	39,048,705	#	0.9%
Other Securities		425,177,155	##	10.1%

Total Financials		880,002,166		20.8%

Information Technology — (13.6%)
Apple Computer, Inc.	305,400	20,712,228	*	0.5%
Cisco Systems, Inc.	2,352,100	41,255,834	*	1.0%
Dell, Inc.	882,400	26,613,184	*#	0.6%
Hewlett-Packard Co.	1,054,400	31,284,048		0.7%
Intel Corp.	2,242,500	59,829,900		1.4%
International Business Machines Corp.	587,300	52,210,970		1.2%
Microsoft Corp.	3,390,800	93,959,068		2.2%
Motorola, Inc.	908,700	21,890,583		0.5%
Qualcomm, Inc.	600,100	27,286,547		0.7%
Other Securities		272,270,443	##	6.5%

Total Information Technology		647,312,805		15.3%

Health Care — (11.1%)
Abbott Laboratories	572,100	21,573,891		0.5%
Amgen, Inc.	454,100	36,750,313	*	0.9%
Eli Lilly & Co.	417,300	21,073,650	#	0.5%
Johnson & Johnson	1,094,800	67,603,900	#	1.6%
Medtronic, Inc.	445,700	24,767,549		0.6%
Merck & Co., Inc.	808,100	23,758,140	#	0.6%
Pfizer, Inc.	2,712,700	57,509,240		1.4%
UnitedHealth Group, Inc.	464,900	27,828,914		0.7%
Wyeth	493,600	20,514,016		0.5%
Other Securities		229,724,829	##	5.2%

Total Health Care		531,104,442		12.5%

Industrials — (9.9%)
3M Co.	281,600	22,099,968		0.5%
Boeing Co.	302,000	20,593,380		0.5%
General Electric Co.	3,901,600	139,365,152		3.3%
Tyco International, Ltd.	744,900	21,244,548	#	0.5%
United Parcel Service, Inc.	407,500	31,744,250	#	0.7%
United Technologies Corp.	377,200	20,308,448		0.5%
Other Securities		216,492,746	##	5.1%

Total Industrials		471,848,492		11.1%

Consumer Discretionary — (9.4%)
Comcast Corp. Class A	808,200	21,336,480	*#	0.5%
Home Depot, Inc.	787,700	32,910,106		0.8%
Time Warner, Inc.	1,727,700	31,064,046		0.7%
Other Securities		362,683,579	##	8.6%

Total Consumer Discretionary		447,994,211		10.6%

Consumer Staples — (8.3%)
Altria Group, Inc.	763,800	55,597,002		1.3%
Coca-Cola Co.	764,200	32,623,698		0.8%
PepsiCo, Inc.	614,600	36,384,320		0.9%

	November 30, 2005
	Shares	Value†		Percentage of Net Assets**

Procter & Gamble Co.	1,264,327	$72,306,861	#	1.7%
Wal-Mart Stores, Inc.	919,200	44,636,352	#	1.1%
Other Securities		154,928,713	##	3.5%

Total Consumer Staples		396,476,946		9.3%

Energy — (8.1%)
Chevron Corp.	828,800	47,498,528		1.1%
ConocoPhillips	512,300	30,999,273	#	0.7%
Exxon Mobil Corp.	2,320,600	134,664,418	#	3.2%
Schlumberger, Ltd.	216,500	20,725,545	#	0.5%
Other Securities		151,088,459	##	3.6%

Total Energy		384,976,223		9.1%

Utilities — (2.9%)
Total Utilities		138,115,863	##	3.3%

Telecommunication Services — (2.7%)
AT&T, Inc.	1,446,084	36,021,952	*#	0.9%
Sprint Nextel Corp.	1,079,500	27,030,680	#	0.6%
Verizon Communications, Inc.	1,017,700	32,546,046	#	0.8%
Other Securities		33,945,366	##	0.8%

Total Telecommunication Services		129,544,044		3.1%

Materials — (2.6%)
Total Materials		125,149,162	##	2.9%

TOTAL COMMON STOCKS		$4,152,524,354		98.0%

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (13.0%)
Repurchase Agreement, Merrill Lynch Triparty Repo 3.95%, 12/01/05 (Collateralized by $555,340,000 U.S. Treasury Note 4.50%, 11/15/10, valued at $558,763,488) to be repurchased at $547,864,300 ♦	$547,804	$547,804,194		12.9%
Repurchase Agreement, PNC Capital Markets, Inc. 3.88%, 12/01/05 (Collateralized by $76,285,000 FHLMC 4.00%, 09/22/09, valued at $74,759,300) to be repurchased at $73,661,938	73,654	73,654,000		1.7%

TOTAL TEMPORARY CASH INVESTMENTS		621,458,194		14.6%

TOTAL INVESTMENTS — (100.0%)
(Cost $3,688,324,717)		$4,773,982,548		112.6%

See accompanying Notes to Financial Statements.

41

STATEMENT OF ASSETS AND LIABILITIES THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

November 30, 2005
Assets:
Investments at Value (including $527,474 of securities on loan)	$4,152,524
Temporary Cash Investments at Value (Cost $621,459)	621,459
Cash	3,440
Receivables:
Dividends and Interest	9,548
Fund Shares Sold	1,175
Securities Lending Income	40
Prepaid Expenses and Other Assets	19

Total Assets	$4,788,205

Liabilities:
Payables:
Upon Return of Securities Loaned	547,804
Fund Shares Redeemed	865
Due to Advisor	87
Futures Margin Variation	486
Accrued Expenses and Other Liabilities	251

Total Liabilities	549,493

Net Assets	$4,238,712

Investments at Cost	$3,066,866

See accompanying Notes to Financial Statements.

42

STATEMENT OF OPERATIONS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

For the Year Ended November 30, 2005
Investment Income
Dividends	$71,794
Interest	2,110
Income from Securities Lending	317

Total Investment Income	74,221

Expenses
Investment Advisory Services	967
Accounting & Transfer Agent Fees	580
Custodian Fees	135
Legal Fees	14
Audit Fees	38
S&P 500 Fees	80
Shareholders’ Reports	39
Trustees’ Fees and Expenses	22
Other	66

Total Expenses	1,941

Net Investment Income (Loss)	72,280

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(28,767)
Net Realized Gain (Loss) on Futures	5,427
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	274,881
Futures	(507)

Net Realized and Unrealized Gain (Loss)	251,034

Net Increase (Decrease) in Net Assets Resulting from Operations	$323,314

See accompanying Notes to Financial Statements.

43

STATEMENTS OF CHANGES IN NET ASSETS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$72,280	$65,462
Net Realized Gain (Loss) on Investment Securities Sold .	(28,767)	(2,763)
Net Realized Gain (Loss) on Futures	5,427	9,374
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	274,881	317,965
Futures	(507)	714

Net Increase (Decrease) in Net Assets Resulting from Operations .	323,314	390,752

Transactions in Interest:
Contributions	841,720	571,038
Withdrawals	(420,241)	(468,868)

Net Increase (Decrease) From Transactions in Interest	421,479	102,170

Total Increase in Net Assets	744,793	492,922

Net Assets
Beginning of Period	3,493,919	3,000,997

End of Period	$4,238,712	$3,493,919

See accompanying Notes to Financial Statements.

44

FINANCIAL HIGHLIGHTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2001

Total Return	8.51%	12.77%	15.05%	(16.59)%	(12.30)%

Net Assets, End of Period (thousands)	$4,238,712	$3,493,919	$3,000,997	$2,623,557	$2,831,650
Ratio of Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.99%	1.75%	1.53%	1.26%
Portfolio Turnover Rate	6%	2%	8%	11%	8%

See accompanying Notes to Financial Statements.

45

NOTES TO FINANCIAL STATEMENTS THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

A.	Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The U.S. Large Company Series (the “Series”) is presented in this report.

B.	Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there is no such reported sale price or NOCP for the day, the Series values securities at the mean between the quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available, or for which market quotations have become unreliable, are valued in good faith at fair value using methods determined by the Board of Trustees.

2.    Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Trustees’ Fees and Expenses. At November 30, 2005, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $68.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2005, none of the Trustees have requested distribution of proceeds.

3.    Other: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C.	Investment Advisor:

Dimensional Fund Advisors Inc. (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended November 30, 2005, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of average daily net assets.

Fees Paid to Officers and Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended November 30, 2005, the total related amounts paid by the Trust under this arrangement were $93 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

46

NOTES TO FINANCIAL STATEMENTS (Continued) THE DFA INVESTMENT TRUST COMPANY

D.	Purchases and Sales of Securities:

For the year ended November 30, 2005, the Series made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

Purchases	$685,966
Sales	213,592

There were no purchases or sales of U.S. Government Securities during the year ended November 30, 2005.

E.	Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains or losses have been deemed to have been “passed down” to its partners.

At November 30, 2005, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,864,636	$1,311,081	$(401,734)	$909,347

F.	Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2005.

2.    Futures Contracts: During the year ended November 30, 2005, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At November 30, 2005, the Series had outstanding 243 long futures contracts on the S&P 500 Index, all of which expire on December 16, 2005. The value of such contracts on November 30, 2005 was $76,004,325, which resulted in an unrealized gain of $2,448,625. Approximately $3,440,000 of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.	Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured discretionary line of credit effective June 2005 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line of credit are charged interest at the then current federal funds rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of

47

NOTES TO FINANCIAL STATEMENTS (Continued) THE DFA INVESTMENT TRUST COMPANY

credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on June 27, 2006. There were no borrowings under the line of credit with the domestic custodian bank by the Series during the year ended November 30, 2005.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit effective April 3, 2005 with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Each portfolio is individually, and not jointly liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement of the line of credit expires on April 2, 2006. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2005.

H.	Securities Lending:

As of November 30, 2005, the Series had securities on loan to broker/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of U.S. securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

The cash collateral received by the Series from securities on loan is invested in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for the repurchase agreements are held by a custodian bank until the agreements are repurchased.

I.	Contractual Obligations:

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE DFA INVESTMENT TRUST COMPANY

To the Shareholders of The U.S. Large Company Series and

Board of Trustees of The DFA Investment Trust Company

In our opinion, the accompanying statements of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2006

49

FUND MANAGEMENT THE DFA INVESTMENT TRUST COMPANY

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund Inc. (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board of Trustees/Directors. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were five Audit Committee meetings held during the fiscal year ended November 30, 2005.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were four Performance Committee meetings held during the fiscal year ended November 30, 2005.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors Inc. by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Prospectuses are also available at www.dfafunds.com.

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. 1101 E. 58th Street Chicago, IL 60637 Date of Birth: 9/22/47	DFAITC — since 1993 DFAIDG — since 1983 DIG — since 1993 DEM — since 1993	79 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. 1101 E. 58th Street Chicago, IL 60637 Date of Birth: 1/19/39	DFAITC — since 1993 DFAIDG — since 1986 DIG — since 1993 DEM — since 1993	79 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (13 Portfolios).

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FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Date of Birth: 5/27/43	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1993 DEM — since 1993	79 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management, Director, BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 397 Morgan Hall Soldiers Field Boston, MA 02163 Date of Birth: 7/31/44	DFA ITC — since 2003 DFA IDG — since 2003 DFA DIG — since 2003 DEM — since 2003	79 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 2775 Sand Hill Rd Suite 220 Menlo Park, CA 94025 Date of Birth: 7/01/41	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1993 DEM — since 1993	79 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (38 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc.

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 1101 East 58th Street, Chicago, IL 60637 Date of Birth: 4/30/53	DFAITC — since 2000 DFAIDG — since 2000 DIG — since 2000 DEM — since 2000	79 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HON Industries Inc. (office furniture) and Director, Ryder System Inc. (transportation).

51

FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors**

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG,
DIG and DEM.
Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC. 1299 Ocean Avenue Santa Monica, CA 90401 Date of Birth: 12/02/46

	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1992 DEM — since 1993	79 portfolios in 4 investment companies

Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003.)

Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield* Chairman and Director of DFAIDG, DIG and DEM. Trustee and Chairman of DFAITC. 1299 Ocean Avenue Santa Monica, CA 90401 Date of Birth: 9/07/44	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1992 DEM — since 1993	79 portfolios in 4 investment companies

Chairman and Director (and prior to 1/1/2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG and DEM, Chairman, Trustee (and prior to 1/1/2003, Chief Investment Officer) of DFAITC. Director and formerly President of Dimensional Fund Advisors Ltd., Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.

Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.
[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.
*	Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.
**	Interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors Inc.

52

FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc. (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors Inc. 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Date of Birth: 7/1/71	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Date of Birth: 1/4/66	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Date of Birth: 11/7/55	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Date of Birth: 1/24/67	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Date of Birth: 8/20/72	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001); and Associate of US Bancorp Piper Jaffrey (September 1999 to September 2000) and an Analyst and later an Associate of John Nuveen & Co. (August 1997 to September 1999).

Truman A. Clark Vice President Date of Birth: 4/8/41	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President Date of Birth: 12/21/65	Since 2004	Vice President of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004); Branch Chief, Investment Company and Investment Advisor Inspections, Securities and Exchange Commission (April 1994 to August 2000).

James L. Davis Vice President Date of Birth: 11/29/56	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd, Formerly at Kansas State University. Arthur Andersen & Co., and Phillips Petroleum Co.

Robert T. Deere Vice President Date of Birth: 10/8/57	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

53

FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Robert W. Dintzner Vice President Date of Birth: 3/18/70	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional. Formerly, Vice President of DFA Australia Limited.

Richard A. Eustice Vice President and Assistant Secretary Date of Birth: 8/5/65	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Date of Birth: 1/21/61	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Date of Birth: 6/9/71	Since 2004	Vice President of all DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Date of Birth: 11/24/61	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Henry F. Gray Vice President Date of Birth: 9/22/67	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Kamyab Hashemi-Nejad Vice President, Controller and Assistant Treasurer Date of Birth: 1/22/61	Since 1997	Vice President, Controller and Assistant Treasurer of all the DFA Entities, DFA Australia Limited, and Dimensional Fund Advisors Ltd. Formerly, Assistant Secretary of Dimensional Fund Advisors Ltd.

Kevin Hight Vice President Date of Birth: 11/13/67	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Date of Birth: 11/29/67	Since 2004	Vice President of all DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Date of Birth: 11/8/73	Since 2004	Vice President of all DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick M. Keating Vice President Date of Birth: 12/21/54	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. (since June 2003). Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

54

FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Joseph F. Kolerich Vice President Date of Birth: 11/7/71	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Date of Birth: 7/11/67	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Date of Birth: 1/12/71	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Heather H. Mathews Vice President Date of Birth: 12/12/69	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Date of Birth: 2/9/60	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Date of Birth: 5/7/64	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya K. Park Vice President Date of Birth: 6/28/72	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Date of Birth: 10/26/61	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Eduardo A. Repetto Vice President Date of Birth: 1/28/67	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Date of Birth: 5/18/71	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Date of Birth: 10/12/55	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

55

FUND MANAGEMENT (Continued) THE DFA INVESTMENT TRUST COMPANY

Name, Age, Position with the Fund and Address	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

David E. Schneider Vice President Date of Birth: 1/26/46	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Jeanne C. Sinquefield, Ph.D.* Executive Vice President Date of Birth: 12/2/46	Since 1988	Executive Vice President of all the DFA Entities and DFA Australia Limited. Vice President (formerly, Executive Vice President) of Dimensional Fund Advisors Ltd. (since January 2003) and Dimensional Fund Advisor Canada Inc. (since June 2003).

Grady M. Smith Vice President Date of Birth: 5/26/56	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Date of Birth: 6/8/63	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Date of Birth: 11/10/47	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Date of Birth: 3/25/73	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. (since June 2003). Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors
(July 2000 to April 2002); Vice President of Assante Asset Management Inc.
(March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

Karen E. Umland Vice President Date of Birth: 3/10/66	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Date of Birth: 8/7/58	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Weston J. Wellington Vice President Date of Birth: 3/1/51	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Date of Birth: 3/3/45	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.
*	Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

56

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

THE DFA INVESTMENT TRUST COMPANY

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dfaus.com and reflects the twelve-month period beginning July 1 and ending June 30.

57

BLACKROCK FUNDS

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accountant

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Developing Capital Markets Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global Resources Portfolio*

BlackRock Global Science & Technology Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Global Technology Fund

BlackRock Global Value Fund

BlackRock Healthcare Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio*

BlackRock International Value Fund

BlackRock Investment Trust

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Legacy Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio*

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Real Investment Fund

BlackRock Short-Term Bond Fund

BlackRock Total Return Portfolio

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock Florida Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Ohio Municipal Bond Portfolio

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio‡

BlackRock NC Municipal MM Portfolio‡

BlackRock NJ Municipal MM Portfolio‡

BlackRock OH Municipal MM Portfolio‡

BlackRock PA Municipal MM Portfolio‡

BlackRock Summit Cash Reserves Fund*

BlackRock U.S. Treasury MM Portfolio

BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

IE-ANN 9/06	BLACKROCK

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Exchange Portfolio

ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EXCHANGE PORTFOLIO

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley
Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

BLACKROCK EXCHANGE PORTFOLIO

Total Net Assets (9/30/06): $293.6 million

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks to provide long–term growth of capital and consequent long–term growth of income by investing largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks, believed by management to have growth potential over the years. In pursuing the Portfolio’s investment objective, the portfolio management team seeks to minimize the recognition of capital gains.

Recent Portfolio Management Activity:

•	The Portfolio underperformed the benchmark for the 12–month period ended September 30, 2006.

•	Although volatile, U.S. equity markets generated strong gains during this period as demonstrated by the 10.8% return registered by the S&P® 500 Index. The broad–market rally was due mainly to stabilizing interest rates and solid global economic growth. From a size perspective, there was little disparity in performance as large cap stocks and small cap stocks ended the annual period with comparable returns. Style, however, did have a notable impact on performance as value significantly outperformed growth across the market capitalization spectrum.

•	The top–performing sectors within the benchmark S&P 500® Index were telecommunication services, financials and materials, while the volatile energy and information technology sectors lagged the broader group.

•	In this environment, overall allocation and security selection effects detracted from the Portfolio’s performance versus its benchmark. Specifically, weakness in financials and telecommunication services had a negative impact on returns. Stock selection in energy and healthcare aided performance.

•	Stock selection in the energy sector was the most prominent positive performance factor, as our holdings significantly outperformed benchmark positions. Our position in diversified oil services firm Schlumberger was the top individual contributor to performance over the period. Shares of Schlumberger rose over 48% during the period, as the company benefited from strong demand for its products and services in a supply–constrained environment. European pharmaceutical firms Novartis AG and AstraZeneca PLC led the Portfolio’s outperformance within the healthcare segment.

•	Stock selection in the financials sector was the largest detractor from the Portfolio’s relative return during the period. Our position in SLM Corp. was the largest individual detractor, while a lack of any meaningful exposure to both the capital markets and commercial banking segments also dampened relative performance.

•	In telecommunication services, our position in European wireless telecommunication firm Vodafone Group PLC led to significant underperformance. Shares of Vodafone fell after the company announced disappointing earnings results and lowered expectations for 2007. Additionally, an underweight to diversified telecommunication services hurt comparisons.

•	At the end of the 12–month period, relative to the S&P 500® Index, the Portfolio held its largest overweights in the energy, consumer staples and healthcare sectors. Its most significant underweights were in the consumer discretionary, utilities and financials sectors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EXCHANGE PORTFOLIO AND

THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Exchange Portfolio – Average Annual Return

1 Year	3 Year	5 Year	10 Year
9.06%	9.29%	5.88%	8.12%

THE INCEPTION DATE OF THE PORTFOLIO WAS 12/17/76.

SHARES OF THE FUND ARE NOT CURRENTLY OFFERED TO THE PUBLIC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio’s composition will vary.

2

BLACKROCK EXCHANGE PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)

Exxon Mobil Corp.	6.6%
American Express Co.	5.8
The Procter & Gamble Co.	5.2
Target Corp.	4.7
Schlumberger Ltd.	4.6
Hewlett-Packard Co.	4.4
General Electric Co.	4.1
SLM Corp.	4.1
Berkshire Hathaway, Inc. - Class B	4.0
First Data Corp.	3.8

Total	47.3%

Top Ten Industries (% of long-term investments)

Oil & Gas	14.7%
Finance	10.9
Pharmaceuticals	9.9
Computer & Office Equipment	8.2
Computer Software & Services	7.5
Retail Merchandising	7.3
Aerospace	5.8
Soaps & Cosmetics	5.2
Beverages & Bottling	4.4
Manufacturing	4.1

Total	78.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses
	BlackRock Class	(5% return before expenses) BlackRock Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.60	1,021.95
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.06	3.05

For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period).

3

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK EXCHANGE PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS — 100.0%
Aerospace — 5.8%
The Boeing Co.		131,800	$10,392,430
General Dynamics Corp.		93,000	6,665,310

			17,057,740

Banks — 2.0%
J.P. Morgan Chase & Co.(b)		124,728	5,857,227

Beverages & Bottling — 4.4%
Anheuser-Busch Cos., Inc.		192,315	9,136,885
The Coca-Cola Co.		87,735	3,920,000

			13,056,885

Computer & Office Equipment — 8.2%
Dell, Inc.(c)		155,183	3,544,380
Hewlett-Packard Co.(b)		349,270	12,814,716
International Business Machines Corp.		92,371	7,568,880

			23,927,976

Computer Software & Services — 7.5%
First Data Corp.		266,480	11,192,160
Microsoft Corp.		399,890	10,928,994

			22,121,154

Conglomerates — 4.0%
Berkshire Hathaway, Inc. - Class B(b)(c)		3,687	11,702,538

Electronics — 0.9%
Agilent Technologies, Inc.(c)		29,749	972,495
Intel Corp.		86,415	1,777,556

			2,750,051

Finance — 10.9%
American Express Co.(b)		305,626	17,139,506
Ameriprise Financial, Inc.		61,125	2,866,763
SLM Corp.		233,200	12,121,736

			32,128,005

Food & Agriculture — 0.2%
General Mills, Inc.		8,497	480,930

Insurance — 2.1%
American International Group, Inc.		94,900	6,288,074

Machinery & Heavy Equipment — 2.8%
Caterpillar, Inc.		124,256	8,176,045

Manufacturing — 4.1%
General Electric Co.		344,970	12,177,441

Medical & Medical Services — 3.4%
Medco Health Solutions, Inc.(c)		11,124	668,664
Millipore Corp.(b)(c)		150,000	9,195,000

			9,863,664

Medical Instruments & Supplies — 3.7%
Johnson & Johnson		124,195	8,065,223
Medtronic, Inc.(b)		60,000	2,786,400

			10,851,623

Oil & Gas — 14.7%
BP PLC - ADR		131,321	8,612,031
Exxon Mobil Corp.		288,728	19,373,649
Schlumberger Ltd.(b)		218,476	13,552,066
Transocean, Inc.(b)(c)		21,148	1,548,668

			43,086,414

Pharmaceuticals — 9.9%
AstraZeneca PLC		76,000	$4,750,000
Merck & Co., Inc.(b)		83,999	3,519,558
Novartis AG - ADR		185,384	10,833,841
Pfizer, Inc.		89,719	2,544,431
Wyeth(b)		145,544	7,399,457

			29,047,287

Retail Merchandising — 7.3%
Target Corp.(b)		248,429	13,725,702
Wal-Mart Stores, Inc.		154,700	7,629,804

			21,355,506

Soaps & Cosmetics — 5.2%
The Procter & Gamble Co.		246,400	15,271,872

Telecommunications — 0.9%
Vodafone Group PLC - SP ADR(b)		113,736	2,600,005

Tobacco — 2.0%
Altria Group, Inc.		77,000	5,894,350

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 100.0% (Cost $80,053,118)			293,694,787

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 9.9%
Bank of America, Master Notes
5.32%(d)(e)	10/02/06	$9,783	9,782,700
Bear Stearns, Variable Rate Commercial Paper
5.45%(d)(e)	10/02/06	5,551	5,550,992
Citigroup, Master Note
5.32%(d)(e)	10/02/06	1,102	1,102,069
Greenwich Capital Holdings, Floating Rate Commercial Paper
5.28%(d)(e)	10/31/06	1,398	1,397,838
Morgan Stanley, Variable Rate Commercial Paper
5.44%(d)(e)	10/02/06	11,269	11,268,519

TOTAL SECURITIES LENDING COLLATERAL (Cost $29,102,118)			29,102,118

INVESTMENTS IN AFFILIATES - SHORT TERM — 7.9%
Merrill Lynch, Floating Rate Notes
5.30%(d)(e)	10/16/06	3,173	3,172,590
Institutional Money Market Trust(e)		19,871	19,871,385

TOTAL INVESTMENTS IN AFFILIATES - SHORT TERM (Cost $23,043,975)			23,043,975

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

4

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK EXCHANGE PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
TOTAL INVESTMENTS IN SECURITIES — 117.8% (Cost $132,199,211(a))	$345,840,880
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (17.8)%	(52,146,093)

LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%	(143,913)

TOTAL NET ASSETS — 100%	$293,550,874

(a)	Cost for federal income tax purposes is $126,438,454. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$222,237,345
Gross unrealized depreciation	(2,834,919)

$219,402,426

(b)	Total or partial securities on loan.

(c)	Non-income producing security.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities purchased with the cash proceeds from securities loaned.

KEY TO INVESTMENT ABBREVIATIONS

ADR	American Depository Receipts
PLC	Public Limited Co.
SP	Sponsored

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

5

BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

BLACKROCK EXCHANGE PORTFOLIO

AS OF SEPTEMBER 30, 2006

ASSETS
Investments, at value[1,2]	$293,694,787
Collateral received from securities loaned-unaffiliated, at value[3]	29,102,118
Collateral received from securities loaned-affiliated, at value[4]	23,043,975
Investments sold receivable	608,831
Dividends receivable	266,831
Interest receivable	6,180
Receivable from advisor	1,800

TOTAL ASSETS	346,724,522

LIABILITIES
Payable upon return of securities loaned	52,146,093
Cash overdraft	829,796
Advisory fees payable	115,495
Administration fees payable	17,860
Transfer agent fees payable	7,339
Custodian fees payable	2,863
Capital shares redeemed payable	2,500
Officers’ and trustees’ fees payable	158
Other accrued expenses payable	51,544

TOTAL LIABILITIES	53,173,648

NET ASSETS	$293,550,874

1 Cost of Investments	$80,053,118

2 Market value of securities loaned	50,606,228

3 Cost of collateral received from securities loaned	29,102,118

4 Cost of investment in affiliate	23,043,975

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$72,717,256
Undistributed net investment income	851,631
Accumulated net realized gain on investment transactions	6,340,318
Net unrealized appreciation on investment transactions	213,641,669

$293,550,874

BlackRock Shares:
Net Assets	$293,550,874
Shares outstanding, unlimited number of shares authorized with a $0.001 par value	510,077
Net Asset Value, offering and redemption price per share	$575.50

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

STATEMENT OF OPERATIONS

BLACKROCK EXCHANGE PORTFOLIO

FOR THE YEAR ENDED SEPTEMBER 30, 2006

Investment income:
Interest	$32,054
Securities lending income (Note D)	22,697
Dividends	5,177,892
Foreign taxes witheld	(25,423)
Interest from affiliates (Note D)	222

Total investment income	5,207,442

Expenses:
Investment advisory fee	1,445,023
Administration fee	308,440
Printing fee	56,639
Legal and audit fee	48,639
Custodian fee	27,898
Transfer agent fee	27,231
Officers’ and trustees’ fees	11,239
Other	16,850

Total expenses	1,941,959
Less fees paid indirectly (Note D)	(59)
Less investment advisory fees waived	(109,077)
Less administration fees waived	(81,970)
Less transfer agent fee waived	(1,244)
Less transfer agent fee reimbursed	(14,525)
Less custodian fees waived	(1,056)

Net expenses	1,734,028

Net investment income	3,473,414

Realized and unrealized gain (loss) on:
Net realized gain (loss) from:
Investment transactions	(404,127)
Redemption-in-kind transactions (Note C)	8,650,394

8,246,267

Change in unrealized appreciation from Investments	13,321,792

Net gain on investments transactions	21,568,059

Net increase in net assets resulting from operations	$25,041,473

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

BLACKROCK EXCHANGE PORTFOLIO

	FOR THE YEAR ENDED 9/30/06	FOR THE NINE MONTHS ENDED 9/30/05	FOR THE YEAR ENDED 12/31/04
Increase (decrease)in net assets:
Operations:
Net investment income	$3,473,414	$2,301,991	$4,448,556
Net increase from payment by affiliate (Note D)	—	—	98,840
Net realized gain (loss) on investment transactions	(404,127)	(2,560,750)	4,097,700
Net realized gain on redemption-in-kind transactions	8,650,394	8,537,884	22,587,741
Change in unrealized appreciation (depreciation) on investments	13,321,792	248,812	(9,213,483)

Net increase in net assets resulting from operations	25,041,473	8,527,937	22,019,354

Distributions to shareholders from:
Net investment income	(3,313,041)	(1,671,755)	(4,387,534)

Capital share transactions:
Shares issued in reinvestment of dividends	515,422	335,703	911,070
Shares redeemed	(21,209,073)	(14,027,713)	(28,889,729)

Net decrease in net assets resulting from capital share transactions	(20,693,651)	(13,692,010)	(27,978,659)

Total increase (decrease) in net assets	1,034,781	(6,835,828)	(10,346,839)
Net assets:
Beginning of period	292,516,093	299,351,921	309,698,760

End of period	$293,550,874	$292,516,093	$299,351,921

End of period undistributed net investment income	$851,631	$691,258	$61,022

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE YEAR ENDED 9/30/06	FOR THE NINE MONTHS ENDED 9/30/05	FOR THE YEAR ENDED 12/31/04[1]	FOR THE YEAR ENDED 12/31/03[2]	FOR THE YEAR ENDED 12/31/02[2]	FOR THE YEAR ENDED 12/31/01[2]
Per share operating performance:
Net asset value, beginning of period	$533.63	$520.73	$490.99	$411.01	$511.71	$575.76

Net investment income	6.63 [3]	4.10 [3]	7.61	5.40	4.74	4.22
Net realized and unrealized gain (loss) on investments	41.58	11.80	29.63	80.08	(100.64)	(64.02)
Distributions from net investment income	(6.34)	(3.00)	(7.50)	(5.50)	(4.80)	(4.25)

Net asset value, end of period	$575.50	$533.63	$520.73	$490.99	$411.01	$511.71

Total Return	9.06%	3.10%[4]	7.63%	20.89%	(18.78)%	(10.35)%
Ratios/Supplemental data
Net assets, end of period (in thousands)	$293,551	$292,516	$299,352	$309,699	$268,503	$367,640
Ratio of expenses to average net assets	0.60%	0.60%[5]	0.61%	0.59%	0.60%	0.57%
Ratio of expenses to average net assets (excluding waivers)	0.67%	0.71%[5]	0.61%	0.59%	0.60%	0.57%
Ratio of net investment income to average net assets	1.20%	1.06%[5]	1.47%	1.20%	1.00%	0.81%
Ratio of net investment income to average net assets (excluding waivers)	1.13%	0.95%[5]	1.47%	1.20%	1.00%	0.81%
Portfolio turnover	—	—	4%	5%	3%	1%

[1]	During the year ended December 31, 2004, the Advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17, and increased total return by 0.04%.

[2]	Audited by other auditors.

[3]	Calculated using the average shares outstanding method.

[4]	Not annualized.

[5]	Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 portfolios, one of which, the BlackRock Exchange Portfolio (the “Portfolio”), is included in these financial statements. The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Fund Reorganization

On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), acquired SSRM Holdings, Inc., the parent of State Street Research & Management Co. (“SSRM”), the investment advisor to the former State Street Research mutual funds. In connection with the transaction, the BlackRock Exchange Portfolio reorganized with the State Street Research Exchange Fund.

On January 31, 2005, the BlackRock Exchange Portfolio acquired all of the assets and certain stated liabilities of the State Street Research Exchange Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research Exchange Fund shareholders on January 25, 2005. In connection with the reorganization, the BlackRock Exchange Portfolio inherited the accounting and performance history of the State Street Research Exchange Fund. Under the Agreement and Plan of Reorganization, 572,959 shares of the State Street Research Exchange Fund were exchanged for 572,959 BlackRock Class shares of the BlackRock Exchange Portfolio. The BlackRock Exchange Portfolio commenced operations on this date as a result of this tax free reorganization.

Included in the net assets from the State Street Research Exchange Fund was paid-in-capital of $84,329,708, undistributed net investment income of $265,841, accumulated realized gain of $14,157,803 and net unrealized appreciation of $189,448,466. Total net assets as of January 28, 2005 were $288,201,818.

Accordingly, the information presented in the financial statements and related notes reflects operations of the State Street Research Exchange Fund prior to January 31, 2005 and represents operations of the reorganized BlackRock Exchange Portfolio following the consummation of the reorganization.

(C)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board of Trustees (the “Board”) determines such method does not represent fair value. Any investments in other assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

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When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. As of September 30, 2006, there were no fair valued securities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the Portfolio. Net realized short-term capital gains, if any, are distributed annually. The Portfolio’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

Repurchase Agreements — Money market instruments may be purchased from banks and non-bank dealers subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Redemptions-In-Kind — The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions in-kind are disclosed separately in the Statement of Operations.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses incurred by the Fund are prorated to the Portfolio on the basis of relative net assets.

(D)	Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor. BlackRock is an affiliate of Merrill Lynch and PNC. For its advisory services, BlackRock is entitled to receive fees computed daily and payable monthly at the annual rate of 0.50% of average daily net assets.

Prior to January 31, 2005, the State Street Research Exchange Fund entered into an agreement with SSRM to provide management advisory, statistical and research facilities and services. Fees were earned monthly at the annual rate of 0.50% of the Portfolio’s average net assets.

PFPC Trust Company, (the “lending agent”, “PTC”), an indirect wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Prior to January 31, 2005, State Street Bank and Trust Co. served as the Portfolio’s custodian and record keeper. PFPC Inc. (“PFPC”) serves as transfer and dividend disbursing agent. The custodian and transfer agent have agreed to voluntarily waive a portion of their fees during the period.

Prior to January 31, 2005, Boston Financial Data Services, Inc. served as the State Street Research Funds’ transfer agent. Prior to January 31, 2005, State Street Research Service Center, a division of State Street Research Investment Services, Inc., the State Street Research Funds’ principal underwriter, provided certain shareholder services to the State Street Research Funds, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the funds. For the month ended January 31, 2005, the State Street Research Exchange Fund paid $382 for these services. Subsequent to January 31, 2005, BlackRock operated an investor service center on behalf of the Fund.

Prior to February 1, 2006, the Portfolio bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements.

Effective February 1, 2006, transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Portfolio’s advisory fees were paid to BlackRock beginning January 31, 2005. Prior to that date the fees were paid to SSRM. See (Note B) above for more information on the fund reorganization.

PFPC and BlackRock act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006 the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion.

Prior to January 31, 2005, the Portfolio paid SSRM for certain administrative costs incurred in providing other assistance and services to the Portfolio. The fee was based on actual costs allocated equally among the State Street Research funds.

In the interest of limiting the expenses of the Portfolio, BlackRock and the Portfolio have entered into an annual expense limitation agreement. The agreement sets a limit on certain operating expenses of the Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses to 0.60% of average daily net assets. This agreement is reviewed annually by the Fund’s Board.

PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio.

During the year ended December 31, 2004, SSRM conducted an internal review regarding the use of fund brokerage commissions in consideration of the distribution of shares. In connection with this review, SSRM determined to reimburse the portfolio the entire amount of any such identified brokerage commissions, and reviewed this matter with the Board of

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BLACKROCK FUNDS

Trustees of the State Street Research Fund. This amount is shown in the total amount of $98,840 as “Net increase from payment by affiliate” on the Statements of Changes in Net Assets.

For the year ended September 30, 2006, short term investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

PORTFOLIO COMPANY	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Institutional Money Market Trust	$19,871,385	$19,871,385
Merrill Lynch, Floating Rate Notes	3,172,590	3,172,590

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The Portfolio earned income in the amount of $222 for the year ended September 30, 2006. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly”.

Through a Securities Lending Agreement with PTC, the Portfolio may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolio a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statement of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At September 30, 2006, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Exchange Portfolio	$50,606,228	$23,043,975	$52,146,093

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E)	Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of securities, other than short-term investments and U.S. government securities were $0 and $18,109,297, including $14,973,599 representing redemptions-in-kind, respectively. There were no purchases or sales of U.S. government securities for the year ended September 30, 2006.

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(F)	Capital Shares

Transactions in capital shares for each period were as follows:

	FOR THE YEAR ENDED 9/30/06	FOR THE NINE MONTHS ENDED 9/30/05	FOR THE YEAR ENDED 12/31/04
Shares issued in reinvestment of dividends	936	653	1,790
Shares redeemed	(39,026)[1]	(27,354)[2]	(57,683)[3]

Net decrease	(38,090)	(26,701)	(55,893)

[1]	Including (30,089) representing redemptions-in-kind.
[2]	Including (20,440) representing redemptions-in-kind.
[3]	Including (55,646) representing redemptions-in-kind.

On September 30, 2006, two shareholders held approximately 15% of the outstanding shares of the Portfolio.

(G)	Federal Tax Information

No provision for federal income taxes is necessary with respect to net investment income because it is the Portfolio’s intention to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite income distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. The Portfolio currently retains and designates as undistributable gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. The Portfolio has a tax year end of December 31.

Dividends from net investment income are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2005, attributable to redemptions in-kind distributions and securities sold with different book / tax basis, were reclassified to the following accounts:

INCREASE IN PAID IN-CAPITAL	DECREASE ACCUMULATED NET REALIZED GAIN (LOSS)	INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME
$12,844,992	$(12,844,992)	$—

The tax character of distributions paid during the fiscal year ended September 30, 2006 and the tax years ended December 31, 2005 and December 31, 2004 were as follows:

	ORDINARY INCOME	LONG-TERM GAIN	TOTAL DISTRIBUTIONS
09/30/06	$1,936,995	$—	$1,936,995
12/31/05	3,047,801	—	3,047,801
12/31/04	4,387,534	—	4,387,534

As of September 30, 2006, the estimated tax components of distributable earnings/accumulated losses were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER LOSSES
$851,631	$—	$9,313,524	$—

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BLACKROCK FUNDS

As of December 31, 2005, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

EXPIRING DECEMBER 31
2009	2010	2011	2012	2013	2014	TOTAL
$770,500	$7,112,583	$—	$—	$1,281,140	$—	$9,164,223

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Portfolios financial statements has not yet been determined.

15

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Exchange Portfolio, one of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 2006, the nine month period ended September 30, 2005, and the year ended December 31, 2004, and the financial highlights for the year ended September 30, 2006, the nine month period ended September 30, 2005, and the years ended December 31, 2004 and December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the years ended December 31, 2002 and December 31, 2001 were audited by other auditors whose report, dated February 12, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Exchange Portfolio of the Fund as of September 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania November 22, 2006

16

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FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION (S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

17

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION (S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

18

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION (S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

19

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION (S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

20

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

21

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION (S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

22

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved a new investment advisory agreement (a “New Advisory Agreement”) between the Fund (with respect to the Portfolio) and BlackRock Advisors, LLC (the “Advisor”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisor, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreement. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreement. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreement. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers of the Portfolio;

23

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

(v)that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders by the Advisor, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolio, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(viii) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolio;

(ix) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Portfolio as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xi) the fact that the Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreement, but rather, will remain the same;

(xii) the terms and conditions of the New Advisory Agreement, including the differences from the Portfolio’s current investment advisory agreement (the “Current Advisory Agreement”);

(xiii) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreement as required by the 1940 Act, and had determined that the Advisor had the capabilities, resources and personnel necessary to provide the advisory services currently provided to the Portfolio; and that the advisory fees paid by the Portfolio represent reasonable compensation to the Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of the Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreement; and

(xv) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisor, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of the Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreement. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the

24

BLACKROCK FUNDS

New Advisory Agreement. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolio to approve the New Advisory Agreement, including the fees to be charged for services thereunder, and recommend the New Advisory Agreement to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisor to the Portfolio under the New Advisory Agreement. The Board reviewed the Advisor’s investment philosophy and process used to manage the Portfolio, as well as a description of the Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisor to the Portfolio under the New Advisory Agreement relative to services typically provided by third parties to comparable mutual funds, and considered the Advisor’s in-house research capabilities as well as other resources available to its personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisor to perform its duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreement was identical to the Current Advisory Agreement and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisor, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisor with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisor’s and MLIM’s investment professionals and other personnel who would provide services to the Portfolio under the New Advisory Agreement. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisor would be able to meet any reasonably foreseeable obligation under the New Advisory Agreement.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolio will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the Advisor to the Portfolio under the New Advisory Agreement were expected to be as good or better than that provided under the Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of the Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of the Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for the Portfolio.

25

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	the Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	the Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of the Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreement, the Board considered for the Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that the Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreement, the Board had determined that the total fees for advisory services for the Portfolio were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisor pursuant to the New Advisory Agreement are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about the Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolio.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that the Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was lower than the median for the Portfolio’s peers. The Board discussed the performance issues of the Portfolio with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisor’s and its affiliates’ profits in respect of their relationship with the Portfolio. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor and its affiliates in connection with the operation of the Portfolio and whether the amount of profit is a fair profit relative to their relationship

26

BLACKROCK FUNDS

with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolio is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the fee waivers and expense reimbursement arrangements by BlackRock for the Portfolio. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with the Portfolio, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Portfolio to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolio were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisor and its affiliates under the New Advisory Agreement, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreement. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of the Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement for the Exchange Portfolio. The votes regarding the approval of the new agreement were as follows:

FOR	AGAINST	ABSTAIN
368,892	6,689	2,366

27

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BLACKROCK FUNDS

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EXC-ANN 9/06

ALTERNATIVES  BLACKROCK SOLUTIONS  EQUITIES  FIXED INCOME  LIQUIDITY  REAL ESTATE

BlackRock Funds Money Market Portfolios	BLACKROCK

ANNUAL REPORT  |  SEPTEMBER 30, 2006

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley
Managing Director
BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Commercial Paper	63.8%
Variable Rate Obligations	24.7
Certificates of Deposit	6.8
Master Notes	2.6
Repurchase Agreements	2.1

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$286,460,000	18.2%
8- 14 Days	50,000,000	3.2
15- 30 Days	281,001,000	17.9
31- 60 Days	522,984,000	33.3
61- 90 Days	339,305,000	21.6
91-120 Days	61,895,000	3.9
121-150 Days	29,600,000	1.9

		100.0%

Average Weighted Maturity - 42 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,024.20	1,022.70	1,022.80	1,022.30	1,020.00	1,020.00	1,022.87	1,021.40	1,021.45	1,020.94	1,018.71	1,018.71
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.13	3.60	3.55	4.06	6.28	6.28	2.13	3.60	3.55	4.06	6.29	6.29

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.70%, 0.80%, 1.24%, and 1.24% for the Institutional, Service, Hilliard Lyons, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2

U.S. TREASURY MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Repurchase Agreements	100.0%

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$353,257,000	72.4%
15- 30 Days	85,000,000	17.4
91-120 Days	50,000,000	10.2

		100.0%

Average Weighted Maturity - 17 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,023.60	1,022.10	1,021.90	1,022.92	1,021.50	1,021.24
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.08	3.50	3.75	2.08	3.50	3.76

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.69%, and 0.74% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Largest State Concentration (% of portfolio)

North Carolina	19.8%
Texas	8.2
Florida	7.2
Maryland	5.7
Illinois	4.8
Michigan	4.8
Ohio	4.1
New York	4.0
Virginia	3.3
Missouri	3.0

Total	64.9%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$284,346,000	84.7%
8- 14 Days	3,000,000	0.9
15- 30 Days	1,000,000	0.3
31- 60 Days	2,500,000	0.8
61- 90 Days	14,570,000	4.3
121-150 Days	5,385,000	1.6
over 150 Days	24,780,000	7.4

		100.0%

Average Weighted Maturity - 35 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,015.90	1,014.50	1,015.80	1,014.50	1,022.87	1,021.40	1,022.72	1,021.41
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.12	3.59	2.27	3.58	2.13	3.60	2.28	3.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.45%, and 0.71% for the Institutional, Service, Hilliard Lyons and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

4

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Variable Rate Demand Notes	85.2%
Municipal Bonds	11.9
Commercial Paper	2.9

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$140,826,000	84.7%
8- 14 Days	5,000,000	3.0
15- 30 Days	3,306,500	2.0
91-120 Days	4,094,220	2.5
121-150 Days	6,375,000	3.8
over 150 Days	6,701,400	4.0

		100.0%

Average Weighted Maturity - 24 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,015.80	1,014.30	1,014.30	1,023.02	1,021.60	1,021.60
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.97	3.38	3.38	1.98	3.40	3.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67%, and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Variable Rate Demand Notes	83.6%
Commercial Paper	12.1
Municipal Bonds	4.3

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$51,680,000	83.6%
61- 90 Days	7,500,000	12.2
over 150 Days	2,615,000	4.2

		100.0%

Average Weighted Maturity - 22 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,016.60	1,015.10	1,014.70	1,023.48	1,022.00	1,021.65
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.52	2.98	3.33	1.52	3.00	3.35

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.59%, and 0.66% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Variable Rate Demand Notes	73.7%
Municipal Bonds	19.7
Commercial Paper	5.6
Municipal Put Bonds	1.0

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$115,520,000	73.4%
31- 60 Days	16,045,000	10.2
61- 90 Days	7,115,000	4.5
121-150 Days	1,580,000	1.0
over 150 Days	17,175,000	10.9

		100.0%

Average Weighted Maturity - 35 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,016.30	1,014.90	1,014.90	1,023.02	1,021.60	1,021.60
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.97	3.38	3.38	1.98	3.40	3.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67%, and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Variable Rate Demand Notes	91.7%
Commercial Paper	7.7
Municipal Bonds	0.6

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$463,390,000	86.6%
31- 60 Days	8,985,000	1.7
61- 90 Days	51,278,000	9.6
121-150 Days	8,210,000	1.5
over 150 Days	3,300,000	0.6

		100.0%

Average Weighted Maturity - 17 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,016.00	1,014.60	1,014.50	1,022.87	1,021.45	1,021.35
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.12	3.54	3.64	2.13	3.55	3.65

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.70%, and 0.72% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE

Portfolio Diversification (% of portfolio)

Variable Rate Demand Notes	98.0%
Municipal Bonds	2.0

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1- 7 Days	$69,715,000	97.6%
31- 60 Days	250,000	0.4
121-150 Days	1,300,000	1.8
over 150 Days	150,000	0.2

		100.0%

Average Weighted Maturity - 7 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses		Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Institutional Class	Service Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,016.30	1,014.80	1,023.48	1,022.06
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.52	2.93	1.52	2.94

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, and 0.58% for the Institutional, and Service classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CERTIFICATES OF DEPOSIT — 6.8%
Domestic — 0.4%
Wells Fargo Bank, N.A. (A-1+, P-1) 4.80%	01/16/07	$6,500	$6,500,368
Yankee — 6.4%
Banque Nationale de Paribas, New York (A-1+, P-1) 4.50%(b)	10/19/06	15,000	15,000,000
Depfa Bank PLC, New York (A-1+, P-1) 4.52%(b)	10/16/06	16,000	16,000,000
Royal Bank of Scotland, New York (A-1+, P-1)
4.52%(b)	10/20/06	9,100	9,100,012
4.81%(b)	01/16/07	15,270	15,270,000
4.87%(b)	02/02/07	29,600	29,600,000
Societe Generale, New York (A-1+, P-1) 4.78%(b)	12/06/06	15,000	15,000,000

			99,970,012

TOTAL CERTIFICATES OF DEPOSIT (Cost $106,470,380)			106,470,380

COMMERCIAL PAPER — 63.8%
Asset Backed Securities — 35.1%
Amstel Funding Corp. (A-1+, P-1)
5.27%	10/16/06	7,391	7,374,771
5.36%	11/01/06	50,000	49,769,222
Beethoven Funding Corp. (A-1, P-1) 5.27%	12/08/06	45,000	44,552,050
CC USA, Inc. (A-1+, P-1) 5.26%	01/22/07	30,000	29,504,683
Crown Point Capital Co. (A-1, P-1) 5.28%	10/10/06	50,000	49,934,000
Cullinan Finance Corp. (A-1+, P-1)
5.40%	10/19/06	5,400	5,385,420
5.30%	11/07/06	10,787	10,728,241
Dorada Finance, Inc. (A-1+, P-1) 5.26%	01/22/07	10,125	9,957,831
Emerald Certificates (A-1+, P-1)
5.41%	10/25/06	23,498	23,413,250
5.38%	10/26/06	48,000	47,820,667
Greyhawk Funding LLC (A-1+, P-1) 5.28%	11/28/06	24,000	23,795,840
Lexington Parker Capital Co. (A-1, P-1) 5.27%(c)	10/18/06	2,156	2,150,635
Lockhart Funding LLC (P-1, F-1) 5.32%	11/06/06	34,900	34,714,332
Nyala Funding LLC (A-1+, P-1) 5.30%	11/15/06	25,000	24,834,375
Sedna Finance, Inc. (A-1+, P-1) 5.28%	11/30/06	3,945	3,910,284
Silver Tower U.S. Funding (A-1, P-1)
5.30%	11/15/06	23,000	22,847,625
5.28%	11/27/06	51,720	51,287,621
Sydney Capital Corp. (A-1+, P-1) 5.27%	10/17/06	4,096	4,086,406
Thames Asset Global Securitization Corp. (A-1, P-1) 5.39%	10/10/06	67,793	67,762,550
Victory Receivables Corp. (A-1, P-1) 5.30%	11/08/06	36,085	35,883,124

			549,712,927

Banks — 19.5%
Banco Bilbao Vizcara Argentina (A-1, P-1)
5.28%(b)	11/22/06	46,847	46,489,713
5.27%(b)	11/29/06	21,845	21,656,326
Banco Santander, Puerto Rico (A-1, P-1) 5.39%(b)	10/02/06	23,621	23,617,463
Norddeutsche Landesbank (A-1, P-1)
5.28%(b)	12/14/06	39,000	38,577,121
5.28%(b)	12/18/06	41,110	40,640,147
Societe Generale N.A. (A-1+, P-1) 5.36%(b)	11/01/06	60,000	59,723,067
UBS Finance, Delaware LLC (A-1+, P-1)
5.28%	10/24/06	74,000	73,750,610

			304,454,447

Insurance — 1.6%
Irish Life & Permanent PLC (A-1, P-1) 5.28%(b)	12/11/06	26,000	25,729,510

Personal Credit Institutions — 2.9%
CIT Group, Inc. (A-1, P-1) 5.27%	12/05/06	20,000	19,809,694
General Electric Capital Corp. (A-1+, P-1) 5.29%	11/08/06	25,000	24,860,403

			44,670,097

Security Brokers & Dealers — 4.7%
Bear Stearns & Co., Inc. (A-1, P-1) 5.36%	11/02/06	74,600	74,244,572

TOTAL COMMERCIAL PAPER (Cost $998,811,553)			998,811,553

MASTER NOTES — 2.6%
Security Brokers & Dealers — 2.6%
Bank of America Securities LLC (A-1+, P-1) 5.46%(d)	10/02/06	15,250	15,250,000
Morgan Stanley Mortgage Capital, Inc. (A-1, P-1)(e)
5.54%(d)	10/02/06	6,500	6,500,000
5.54%(d)	10/02/06	18,100	18,100,000

TOTAL MASTER NOTES (Cost $39,850,000)			39,850,000

VARIABLE RATE OBLIGATIONS — 24.7%
Asset Backed Securities — 1.0%
Cullinan Finance Corp. (AAA, Aaa) 5.29%(d)	10/25/06	5,000	4,999,258
Racers XL (A-1, P-1) 5.35%(c)(d)	10/23/06	11,360	11,360,000

			16,359,258

Banks — 9.7%
Bank of America Corp. (A-1+, P-1) 5.31%(d)	10/02/06	63,000	63,000,000
HBOS Treasury Services PLC (A-1+, P-1) 5.46%(b)(c)(d)	12/26/06	65,000	65,000,000
Westpac Banking Corp. (AA-, Aa3)(e) 5.43%(d)	12/11/06	24,250	24,250,000

			152,250,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
VARIABLE RATE OBLIGATIONS (Continued)
Life Insurance — 4.8%
MetLife Global Funding I (AA, Aa2) 5.42%(c)(d)	10/30/06	$15,000	$15,000,000
Transamerica Occidental Life Insurance Co. (A-1+, P-1) 5.54%(d)(f)	12/01/06	60,000	60,000,000

			75,000,000

Municipal Bonds — 1.6%
De Kalb County Georgia Development Authority University RB Series 1995B DN (A-1+, VMIG-1) 5.33%(d)	10/10/06	3,685	3,685,000
North Myrtle Beach South Carolina RB Series 2005 DN (National Bank of South Carolina LOC) (A-1, F-1) 5.36%(d)	10/10/06	6,007	6,007,000
South Central Texas IDRB Series 1990 DN (Bank One N.A. LOC) (A-1, P-1) 5 .34%(d)	10/10/06	14,800	14,800,000

			24,492,000

Personal Credit Institutions — 2.9%
General Electric Capital Corp. (AAA, Aaa) 5.43%(d)	10/17/06	45,000	45,000,000

Security Brokers & Dealers — 4.7%
Goldman Sachs Group, Inc. (A-1, P-1) 5.50%(c)(d)(f)	10/02/06	34,850	34,850,000
Lehman Brothers Holdings, Inc. (A+, A1) 5.52%(d)	11/24/06	39,200	39,224,682

			74,074,682

TOTAL VARIABLE RATE OBLIGATIONS (Cost $387,175,940)			387,175,940

REPURCHASE AGREEMENTS — 2.1%
Goldman Sachs & Co.
5.35% (Agreement dated 09/29/06 to be repurchased at $32,868,647, collateralized by $518,161,093 Federal Home Loan Mortgage Corp. Adjustable Rate Mortgage Notes and Bonds 0.00% to 8.50% due 12/15/16 to 02/15/35. The value of the collateral is $33,511,080.)	10/02/06	32,854	32,854,000

TOTAL REPURCHASE AGREEMENTS (Cost $32,854,000)			32,854,000

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $1,565,161,873(a))			1,565,161,873
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%			137,224

NET ASSETS — 100.0%			$1,565,299,097

(a)	Aggregate cost for federal income tax purposes.

(b)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 8.2% of its net assets, with a current market value of $128,360,635, in securities restricted as to resale.

(d)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(e)	Ratings reflect those of guarantor.

(f)	Illiquid security. As of September 30, 2006, the Portfolio held 6.1% of its net assets, with a current market value of $94,850,000, in illiquid securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
REPURCHASE AGREEMENTS — 100.2%
Deutsche Bank Securities, Inc.
5.22% (Agreement dated 08/09/06 to be repurchased at $85,936,700, collateralized by $179,271,483 U.S. Treasury Strips and Principals 6.38% due 08/15/27. The value of the collateral is $86,700,000.)	10/24/06	$85,000	$85,000,000
Greenwich Capital Markets, Inc.
4.95% (Agreement dated 09/29/06 to be repurchased at $55,022,688, collateralized by $83,099,000 Resolution Funding Corp. Strips and Strip Principals 0.00% to 9.38% due 04/15/07 to 04/15/30. The value of the collateral is $56,650,076.)	10/02/06	55,000	55,000,000
J.P. Morgan Securities, Inc.
4.95% (Agreement dated 09/29/06 to be repurchased at $80,033,000, collateralized by $83,365,000 U.S. Treasury Notes 3.13% due 04/15/09. The value of the collateral is $81,600,072.)	10/02/06	80,000	80,000,000
Lehman Brothers, Inc.
5.00% (Agreement dated 09/29/06 to be repurchased at $100,041,667, collateralized by $99,922,000 U.S. Treasury Notes 3.63% to 4.88% due 04/30/07 to 05/31/11. The value of the collateral is $102,003,271.)	10/02/06	100,000	100,000,000
Morgan Stanley & Co., Inc.
5.00% (Agreement dated 09/29/06 to be repurchased at $83,291,690, collateralized by $82,662,000 U.S. Treasury Notes 2.63% to 6.50% due 10/15/06 to 11/15/06. The value of the collateral is $84,922,173.)	10/02/06	83,257	83,257,000
UBS Securities LLC
5.00% (Agreement dated 09/29/06 to be repurchased at $35,014,583, collateralized by $64,679,000 U.S. Treasury Strip Principals 7.63% to 8.88% 02/15/19 to 11/15/22. The value of the collateral is $35,700,000.)	10/02/06	35,000	35,000,000
UBS Securities LLC
5.19% (Agreement dated 09/27/06 to be repurchased at $50,742,458, collateralized by $111,515,000 U.S. Treasury Strip Principals 7.63% due 11/15/22. The value of the collateral is $51,001,387.)	01/08/07	50,000	50,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $488,257,000)			488,257,000

TOTAL INVESTMENTS IN SECURITIES — 100.2% (Cost $488,257,000(a))			488,257,000
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(1,186,207)

NET ASSETS — 100.0%			$487,070,793

(a)	Aggregate cost for federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 98.6%
Alabama — 2.4%
Alexander City Industrial Board IDRB Series 2000 DN (Southtrust Bank LOC) 3.85%(b)	10/10/06	$940	$940,000
Geneva County Health Care Authority RB Series 2001 DN (Southtrust Bank LOC) 3.80%(b)	10/10/06	2,833	2,833,000
Jefferson County GO Warrants Series 2001B DN (J.P. Morgan Chase Bank Guaranty, Bayerische Landesbank Girozentrale SBPA) (A-1+, VMIG-1) 3.80%(b)	10/02/06	4,200	4,200,000

			7,973,000

Alaska — 1.7%
Valdez Marine Terminal RB (Exxon Pipeline Co. Project) Series 1993B DN (A-1+, VMIG-1) 3.70%(b)	10/02/06	1,400	1,400,000
Valdez Marine Terminal RB (Exxon Pipeline Company Project) Series 1993C DN (A-1+, VMIG-1) 3.70%(b)	10/02/06	2,100	2,100,000
Valdez Marine Terminal RB (Phillips Transportation, Inc. Project) Series 2002 MB (ConocoPhillips Co. Guaranty) (A-2, VMIG-1) 3.77%(b)	10/10/06	2,230	2,230,000

			5,730,000

Arizona — 0.1%
Arizona School District COP Series 2006 TAN (SP-1+, MIG-1) 4.50%	07/30/07	385	387,809

Arkansas — 0.7%
Little Rock Residential Housing & Public Facilities Board Capital Improvement RB (Park Systems Project) Series 2001 DN (Bank of America N.A. LOC) (A-1+) 3.84%(b)	10/10/06	2,345	2,345,000

California — 1.2%
California PCRB Solid Waste Disposal RB (Republic Services, Inc. Project) Series 2003 AMT DN (Republic Services Inc. Guaranty) (BBB+, Baa2) 4.15%(b)	10/10/06	3,000	3,000,000
Coronado Community Development Agency RB Series 2005 ROC-RR-II-451 DN (AMBAC Insurance, Citibank LOC) (A-1+) 3.76%(b)(c)	10/10/06	600	600,000
Sacramento Municipal Utility District RB Series 2000A DN (AMBAC Insurance, Bank of New York SBPA) (VMIG-1) 3.77%(b)(c)	10/02/06	300	300,000

			3,900,000

Colorado — 1.4%
Colorado Highway Authority RB (E-470 Project) Series 2006Z-9 DN (MBIA Insurance, Goldman Sachs Liquidity Facility) (F-1+) 3.81%(b)(c)	10/10/06	2,966	2,966,000
Sterling Park Colorado Project RB Certificate Series 2006-6 AMT DN (AIG Retirement Services Liquidity Facilities) 3.99%(b)	10/10/06	1,820	1,820,000

			4,786,000

Delaware — 2.6%
Delaware Economic Development Authority RB (Catholic Diocese of Wilmington Project) Series 2002 DN (Allied Irish Bank PLC LOC) (VMIG-1) 3.85%(b)	10/10/06	6,915	6,915,000
Delaware Economic Development Authority RB (St. Anne’s Episcopal School Project) Series 2001 DN (Wilmington Trust Co. LOC) (A-1) 3.85%(b)	10/10/06	2,000	2,000,000

			8,915,000

District of Columbia — 2.5%
District of Columbia Ballpark RB (RBC Muni Products, Inc.) Series 2006I-5 DN (A-1+) 3.78%(b)(c)	10/10/06	8,380	8,380,000

Florida — 7.2%
Florida Gas Utilities RB (Gas Supply Project No. 2-A-2) Series 2006 DN (UBS LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	7,000	7,000,000
Greater Orlando Aviation Authority RB (Special Purpose Cessna Aircraft Project) Series 2001 AMT DN (Textron, Inc. Guaranty) (A-2, P-1) 4.85%(b)	10/10/06	4,000	4,000,000
Lee County IDRB (Raymond Building Supply Corp. Project) Series 1997 AMT DN (SunTrust Bank LOC) 3.89%(b)	10/10/06	1,265	1,265,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Florida (Continued)
Miami Dade County Expressway Toll RB (UBS Municipal Services Project) Series 2006-1004 DN (AMBAC Insurance, Bank of New York SBPA) 3.77%(b)	10/10/06	$7,000	$7,000,000
Pinellas County Health Facilities Authority RB (Bay Care Health Project) Series 2003A-1 MB (MBIA Insured) (Aaa) 5.00%(b)	11/15/06	500	501,031
Putnam County Development Authority PCRB (Seminole Electric Co-op Project) Series 1984D MB (National Rural Utilities LOC) (A-1) 3.58%(b)	12/15/06	2,000	1,998,958
Putnam County Development Authority PCRB (Seminole Electric Co-op Project) Series 1984H-3 MB (A-1, P-1) 3.55%(b)	03/15/07	2,500	2,500,000

			24,264,989

Georgia — 2.7%
Albany GO Series 2006 TAN 3.35%	12/29/06	1,000	1,000,000
Atlanta Water & Wastewater RB Series 2002B DN (FSA Insurance,Dexia Credit Local SBPA) (A-1+, VMIG-1) 3.75%(b)	10/10/06	8,105	8,105,000

			9,105,000

Illinois — 4.6%
Flora RB (Heritage Woods Project) Series 2001 AMT DN (LaSalle Bank N.A. LOC) (A-1) 3.91%(b)	10/10/06	2,850	2,850,000
Harvard Multi-Family Housing RB (Northfield Court Project) Series 1999 AMT DN (Fifth Third Bank LOC) (A-1+) 3.88%(b)	10/10/06	7,350	7,350,000
Metropolitan Pier & Exposition Authority RB (Dedicated State Tax Receipts) Series 2005Z-5 DN (MBIA Insurance, Goldman Sachs Liquidity Facility) (F-1+) 3.81%(b)(c)	10/10/06	2,195	2,195,000
Quad Cities Regional Economic Development Authority RB (Whitey’s Ice Cream Manufacturing Project) Series 1995 AMT DN (Bank One N.A. LOC) 3.95%(b)	10/10/06	655	655,000
Rockford RB (Fairhaven Christian Center Project) Series 2000 DN (J.P. Morgan Chase Bank N.A. LOC) 3.80%(b)	10/10/06	1,510	1,510,000
Roselle Village IDRB (Abrasive-Form, Inc. Project) Series 1995 AMT DN (ABN-AMRO Bank N.V. LOC) 3.88%(b)	10/10/06	1,000	1,000,000

			15,560,000

Indiana — 2.8%
Dekko Foundation Educational Facilities RB Series 2001 DN (Bank One N.A. LOC) 3.80%(b)	10/10/06	2,500	2,500,000
Elkhart County Industrial Hospital Authority RB (Oaklawn Center Project) Series 2006 DN (Charter One Bank FSB LOC) (A-1+) 3.79%(b)	10/10/06	3,385	3,385,000
Hendricks County Industrial Redevelopment Commission Tax Increment RB (Heartland Crossing Project) Series 2000A DN (Huntington National Bank LOC) 3.90%(b)	10/10/06	2,100	2,100,000
Indiana Transportation Finance Authority Highway RB Series 2004B-21 DN (FGIC Insurance, Wachovia Bank SBPA) (A-1+) 3.78%(b)(c)	10/10/06	100	100,000
Monroe County IDRB (Griner Engineering, Inc. Project) Series 1997 AMT DN (Fifth Third Bank N.A. LOC) 3.96%(b)	10/10/06	539	539,000
South Bend Economic Development Authority RB (SGW Realty LLC Project) Series 1998 AMT DN (Fifth Third Bank LOC) 3.87%(b)	10/10/06	750	750,000

			9,374,000

Iowa — 0.3%
Urbandale IDRB (Meredith Drive Assoc. Project) Series 1985 DN (Wells Fargo Bank M.N. LOC) 3.84%(b)	10/10/06	1,000	1,000,000

Kentucky — 1.5%
Kentucky Economic Development Finance Authority Solid Waste Disposal RB (Republic Services, Inc. Project) Series 2005 AMT DN 4.04%(b)	10/10/06	1,900	1,900,000
Newport Industrial Building RB (Newport Holdings Project) Series 2001A AMT DN (Huntington National Bank LOC) 4.01%(b)	10/10/06	1,600	1,600,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Kentucky (Continued)
Pulaski County Solid Waste Disposal RB (National Rural Utilities for East Kentucky Power Project) Series 1993B AMT MB (National Rural Utilities Guaranty) (VMIG-1) 3.68%	02/15/07	$1,650	$1,650,000

			5,150,000

Maryland — 5.7%
Baltimore County RB (Odyssey School Facility Project) Series 2001 DN (M&T Bank Corp. LOC) (A-1) 3.82%(b)	10/10/06	2,260	2,260,000
Baltimore County RB (St. Paul’s School for Girls Facility Project) Series 2000 DN (M&T Bank Corp. LOC) (A-1) 3.79%(b)	10/10/06	1,600	1,600,000
Howard County RB (Glen Eagle Country School Project) Series 2001 DN (Mercantile Safe & Deposit Trust Co. LOC) (A-1) 3.76%(b)	10/10/06	1,230	1,230,000
Maryland Economic Development Authority RB (American Health Assistance Foundation Facility Project) Series 2001 DN (M&T Bank Corp. LOC) (A-1) 3.82%(b)	10/10/06	2,475	2,475,000
Maryland Economic Development Authority RB (Assoc. Catholic, Inc. Project) Series 2002 DN (M&T Bank Corp. LOC) (VMIG-1) 3.77%(b)	10/10/06	1,900	1,900,000
Maryland Economic Development Authority RB (Assoc. of Catholic Charities Project) Series 1999A DN (M&T Bank Corp. LOC) (A-1) 3.77%(b)	10/10/06	2,265	2,265,000
Maryland Economic Development Authority RB (Assoc. of Catholic Charities Project) Series 1999B DN (M&T Bank Corp. LOC) (A-1) 3.77%(b)	10/10/06	1,350	1,350,000
Maryland Health & Higher Education Facilities Authority RB (Adventist Healthcare Project) Series 2003B DN (M&T Bank Corp. LOC) (VMIG-1) 3.79%(b)	10/10/06	6,070	6,070,000

			19,150,000

Massachusetts — 1.8%
Commonwealth of Massachusetts GO (Wachovia Merlots Trust Receipts) Series 2002A-9 DN (FSA Insurance, Wachovia Bank N.A. SBPA) (A-1) 3.77%(b)(c)	10/10/06	1,490	1,490,000
Freetown Lakeville Regional School District GO Series 2005 BAN (SP-1+) 4.25%	10/20/06	500	500,298
Mattapoisett GO Series 2006 BAN (A-1) 4.00%	12/01/06	1,155	1,155,782
Melrose GO Series 2006 BAN (SP-1+, MIG-1) 4.35%	08/09/07	1,355	1,362,932
Somerville GO Series 2006 BAN (SP-1+, MIG-1) 4.00%	12/18/06	410	410,391
Worcester GO Series 2006 BAN (SP-1+, MIG-1) 4.25%	11/10/06	1,000	1,001,040

			5,920,443

Michigan — 4.8%
ABN AMRO Munitops Certificates Trust RB Series 2006-61 DN (AMBAC Insurance, ABN AMRO Bank SBPA) (F-1+) 3.78%(b)(c)	10/10/06	2,000	2,000,000
Detroit Economic Development Corp. RB (E.H. Assoc. Ltd. Project) Series 2002 DN (First Federal Bank of Michigan LOC) 3.82%(b)	10/10/06	2,975	2,975,000
Detroit Sewer Authority RB (RBC Municipal Products, Inc. Project) Series 2006I-2 DN (FSA Insurance, Royal Bank of Canada LOC) (VMIG-1) 3.79%(b)(c)	10/10/06	2,500	2,500,000
Grand Valley Michigan State University RB Series 2005 DN (XLCA Insurance, Depfa Bank PLC SBPA) (A-1+) 3.74%(b)	10/10/06	2,910	2,910,000
Michigan Strategic Fund Limited Obligation RB (Horizons of Michigan Project) Series 2001 DN (Huntington National Bank LOC) 3.94%(b)	10/10/06	1,365	1,365,000
Michigan Strategic Fund Limited Obligation RB (Surefil Properties LLC Project) Series 2006 DN (Huntington National Bank LOC) 4.00%(b)	10/10/06	4,300	4,300,000

			16,050,000

Mississippi — 1.9%
Mississippi Development Bank Special Obligation RB (Correctional Facilities Project) Series 2002 DN (AMBAC Insurance, Amsouth Bank of Alabama SBPA) (A-1) 3.84%(b)	10/10/06	3,575	3,575,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Mississippi (Continued)
Mississippi Development Bank Special Obligation RB (Wachovia Merlots Trust Receipts) Series 2000HH DN (AMBAC Insurance, Wachovia Bank SBPA) (VMIG-1) 3.88%(b)(c)	10/10/06	$3,000	$3,000,000

			6,575,000

Missouri — 3.0%
Bi-State Development Agency Metropolitan District RB (Metrolink Cross County Project) Series 2002A DN (FSA Insurance, West LB AG SBPA) (A-1+, VMIG-1) 3.75%(b)	10/10/06	5,200	5,200,000
St. Charles County IDRB (Trinity Manufacturing LLC Project) Series 2006 AMT DN (Marshall & Ilsley Bank LOC) (A-1) 3.82%(b)	10/10/06	300	300,000
Taney County IDRB (Keeter Heights Project) Series 2006 AMT DN 3.87%(b)	10/10/06	4,500	4,500,000

			10,000,000

Multi-State — 2.6%
Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Societe Generale SBPA) (A-1+) 3.87%(b)(c)	10/10/06	975	975,000
Revenue Bond Certificates (Tierra Project) RB Series 2006-1 AMT DN (AIG Retirement Services Liquidity Facilities) 3.99%(b)(c)	10/10/06	7,790	7,790,000

			8,765,000

Nevada — 1.1%
Clark County Airport RB (ABN-AMRO Munitops Trust Certificates) Series 2005-56 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA) (F-1+) 3.69%(b)(c)	05/24/07	1,000	1,000,000
Clark County Economic Development RB (Lutheran Secondary School Assoc. Project) Series 2000 DN (M&T Bank Corp. LOC) (VMIG-1) 3.94%(b)	10/10/06	1,500	1,500,000
Reno Capital Improvement RB (Bear Stearns Trust Certificates) Series 2002A DN (FGIC Insurance, Bear Stearns LOC) (A-1) 3.79%(b)(c)	10/10/06	1,390	1,390,000

			3,890,000

New Hampshire — 0.9%
Rockingham County GO Series 2006 TAN (MIG-1) 4.00%	12/29/06	3,010	3,012,955

New Jersey — 0.6%
Lincoln Park GO Series 2006 BAN (A-1) 4.25%	02/28/07	1,955	1,960,164

New York — 4.0%
City of New York GO Series 1994E-3 DN (Morgan Guaranty Trust LOC) (A-1+, VMIG-1) 3.80%(b)	10/02/06	6,000	6,000,000
City of New York Transitional Finance Authority Future Tax Secured RB Series 2001A DN (J.P. Morgan Chase Bank SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	2,800	2,800,000
Metropolitan Pier & Exposition Authority RB (Bear Stearns Trust Certificates) Series 2005A-224 DN (MBIA Insurance, Bear Stearns Capital Markets Liquidity Facility) (VMIG-1) 3.82%(b)(c)	10/10/06	600	600,000
New York City GO Subseries 2006H-1 DN (Credit Locale de France LOC) (A-1+, VMIG-1) 3.79%(b)	10/02/06	4,000	4,000,000

			13,400,000

North Carolina — 19.7%
Buncombe County Metropolitan Sewer District Sewer System RB Series 2004 DN (XLCA Insurance, Bank of America N.A. SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	1,600	1,600,000
Charlotte Airport RB Series 1993A DN (MBIA Insurance, J.P. Morgan Chase SBPA) (A-1+, VMIG-1) 3.73%(b)	10/10/06	600	600,000
Charlotte COP (Transit Projects Phase II Project) Series 2005F DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	1,500	1,500,000
Charlotte Mecklenburg Hospital Authority Health Care Systems RB Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility) (VMIG-1) 3.78%(b)	10/10/06	3,200	3,200,000
Charlotte Water & Sewer Systems RB Series 2006B DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.72%(b)	10/10/06	8,500	8,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare Project) Series 2005B DN (Bank of America SBPA) (A-1+, VMIG-1) 3.80%(b)	10/02/06	$300	$300,000
Fayetteville Public Works Commission RB Series 2003 DN (Dexia Credit Local SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	1,400	1,400,000
Guilford County Industrial Facilities PCRB (Recreational Facilities-YMCA Project) Series 2002 DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.78%(b)	10/10/06	1,740	1,740,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC) (F-1+) 3.74%(b)	10/10/06	2,400	2,400,000
North Carolina GO Series 2002C DN (Bayerische Landesbank Girozentrale LOC) (A-1+,VMIG-1) 3.73%(b)	10/10/06	2,605	2,605,000
North Carolina GO Series 2002F DN (Landesbank Baden-Wuerttemburg SBPA) (A-1, VMIG-1) 3.72%(b)	10/10/06	1,300	1,300,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA) (A-1) 3.78%(b)(c)	10/10/06	300	300,000
North Carolina Medical Care Commission Health Care Facilities RB (Carolina Meadows, Inc. Project) Series 2004 DN (Allied Irish Bank PLC LOC) (VMIG-1) 3.77%(b)	10/10/06	2,100	2,100,000
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004A DN (J.P. Morgan Chase Bank SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	3,500	3,500,000
North Carolina Medical Care Commission Hospital RB (Aces-Pooled Equipment Financing Project) Series 1985 DN (MBIA Insurance, KBC Bank SBPA) (A-1+, VMIG-1) 3.78%(b)	10/10/06	1,600	1,600,000
North Carolina Medical Care Commission Hospital RB (Baptist Hospitals Project) Series 2000 DN (Wachovia Bank N.A. LOC) (A-1, VMIG-1) 3.75%(b)	10/10/06	800	800,000
North Carolina Medical Care Commission Hospital RB (Lincoln Health System Project) Series 1996A DN (Bank of America N.A. LOC) (A-1, VMIG-1) 3.74%(b)	10/10/06	1,720	1,720,000
North Carolina Medical Care Commission Hospital RB (McDowell Hospital, Inc. Project) Series 1999 DN (Wachovia Bank N.A. SBPA) (A-1) 3.75%(b)	10/02/06	150	150,000
North Carolina Medical Care Commission Hospital RB (Park Ridge Hospital Project) Series 1988 DN (SunTrust Bank LOC) (A-1+) 3.74%(b)	10/10/06	1,625	1,625,000
North Carolina Medical Care Commission Retirement Facilities RB (Brookwood Project) Series 2001C DN (Branch Banking & Trust Co. LOC) (A-1) 3.85%(b)	10/10/06	600	600,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Project) Series 2005B DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.78%(b)	10/10/06	1,300	1,300,000
North Carolina Medical Care Community Health Care Facilities RB (Duke University Health Systems Project) Series 2005C DN (SunTrust Bank SBPA) (A-1+, VMIG-1) 3.73%(b)	10/10/06	400	400,000
North Carolina Medical Care Community Health Care Facilities RB (Watauga Medical Center Project) Series 2005 DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.75%(b)	10/10/06	2,800	2,800,000
North Carolina State GO (Public Improvement Projects) Series 2002E DN (Landesbank Hessen-Thuringen Girozentrale LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	4,350	4,350,000
North Carolina State Water & Sewer RB Series 2001 DN (Bank of America LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	2,600	2,600,000
Raleigh County COP (Downtown Improvement Project) Series 2004A DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.73%(b)	10/10/06	1,400	1,400,000
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
Raleigh County COP (Packaging Facilities Project) Series 2000A DN (Bank of America N.A. SBPA) (A-1+, VMIG-1) 3.75%(b)	10/10/06	$1,210	$1,210,000
Raleigh Durham Airport Authority RB Series 2006C DN (XLCA Credit Support, Depfa Bank PLC SBPA) (VMIG-1, F-1+) 3.80%(b)	10/10/06	1,850	1,850,000
Rockingham County Industrial Facilities PCRB (Whiteridge, Inc. Project) Series 1998 AMT DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.88%(b)	10/10/06	40	40,000
University of North Carolina RB (UNC at Chapel Hill Project) Series 2001C DN (A-1+, VMIG-1) 3.67%(b)	10/10/06	1,100	1,100,000
University of North Carolina RB Series 2005-52 DN (Munitops Trust Receipts, ABN AMRO SBPA) (VMIG-1) 3.78%(b)(c)	10/10/06	2,700	2,700,000
Wake County GO Series 2006B DN (Lloyds Bank SBPA) (A-1+, VMIG-1) 3.71%(b)	10/10/06	3,900	3,900,000
Wake County HFA RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC) (VMIG-1) 3.85%(b)	10/10/06	2,400	2,400,000
Winston-Salem Water & Sewer System RB Series 2002C DN (Credit Locale de France LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	2,775	2,775,000

			66,365,000

North Dakota — 0.1%
North Dakota Housing Finance Agency RB Series 2001A-19 AMT DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.83%(b)(c)	10/10/06	235	235,000

Ohio — 4.0%
Darke County GO Series 2006A BAN 4.25%	06/28/07	700	702,758
Darke County GO Series 2006 BAN 4.50%	06/28/07	1,000	1,004,629
Delaware County GO Series 2006 BAN (MIG-1) 4.75%	06/13/07	500	503,604
Fairfield County GO Series 2005 (Airport Improvement Project) BAN 3.50%	10/19/06	500	500,071
Huber Heights GO (Real Estate Project) Series 2006 BAN 4.00%	08/16/07	1,000	1,000,970
Lucas County Economic Development RB (Maumee Valley Country Day School Project) Series 1998 AMT DN (MidAmerican National Bank & Trust Co. LOC) 4.68%(b)	10/10/06	935	935,000
Ohio Higher Educational Facility Community RB Series 2000C DN (Fifth Third Bank N.A. LOC) 3.83%(b)	10/10/06	675	675,000
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC) 3.85%(b)	10/10/06	465	465,000
Pepper Pike GO Series 2006 BAN 4.00%	05/31/07	1,000	1,001,596
Richland County Correctional Facilities GO Series 2006 BAN 4.25%	02/27/07	1,000	1,003,156
Richland County GO (Sanitation Sewer Improvement Project) Series 2005 BAN 4.25%	11/07/06	1,000	1,000,883
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC) 3.82%(b)	10/10/06	1,300	1,300,000
Toledo City Services Special Assessment Notes GO Series 2006 DN (State Street Bank & Trust Co. LOC) (MIG-1) 3.74%(b)	10/10/06	2,400	2,400,000
Wood County IDRB (Aluminite, Inc. Project) Series 1997 AMT DN (Sky Bank LOC) 4.68%(b)	10/10/06	1,170	1,170,000

			13,662,667

Pennsylvania — 2.0%
Allegheny County Hospital Developement Authority RB (Health Care Dialysis Clinic Project) Series 1997 DN (SunTrust Bank LOC) (Aa2) 3.75%(b)	10/10/06	500	500,000
Delaware County IDA PCRB (Exelon Generation Co. LLC Project) Series 1999 DN (Wachovia Bank LOC) (A-1+, VMIG-1) 3.86%(b)	10/10/06	400	400,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Harrisburg Authority School RB (Harrisburg Project) Series 2003 DN (AMBAC Insurance, Westdeutsche Landesbank Girozentrale Liquidity Facility) (A-1+) 3.74%(b)	10/10/06	$400	$400,000
Pennsylvania Higher Educational Facilities Authority RB (Drexel University Project) Series 2003B DN (Allied Irish Bank PLC Liquidity Facility) (A-1, VMIG-1) 3.74%(b)	10/10/06	200	200,000
Philadelphia IDRB (Gift of Life Donor Program Project) Series 2003 DN (Commerce Bank N.A. LOC) (A-1, VMIG-1) 3.77%(b)	10/10/06	200	200,000
Philadelphia Water RB (Munitops Trust Certificates) Series 2005-15 AMT MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA) (F-1+) 3.57%(c)	11/30/06	2,995	2,995,000
Venango IDRB Municipal Commercial Paper Series 2006 MB (Credit Local de France LOC) 3.58%	12/04/06	2,000	2,000,000

			6,695,000

Puerto Rico — 0.0%
Commonwealth of Puerto Rico GO TOC Series 2001 DN (FSA Insurance, Bank of New York Liquidity Facility) (A-1+) 3.75%(b)(c)	10/02/06	100	100,000

South Carolina — 1.7%
Greenville County School District RB (UBS Muni Project) Series 2006-02 DN (Assured Guaranty Credit Support, Landesbank Hessen-Thuringen Girozentrale SBPA) (A-1) 3.78%(b)(c)	10/10/06	1,860	1,860,000
Greenwood County Exempt Facility IDRB Series 2004 AMT DN (Fuji Photo Film Co. Guaranty) (A-1+) 3.92%(b)	10/10/06	1,500	1,500,000
Medical University Hospital Authority RB Series 2005A-5 DN (MBIA Insurance, Bank of America N.A. SBPA) (VMIG-1) 3.79%(b)(c)	10/10/06	2,230	2,230,000

			5,590,000

Texas — 8.1%
ABN AMRO Munitops Certificates Trust GO Series 2006-8 DN (PSF Guaranty, ABN AMRO Bank SBPA) (VMIG-1) 3.79%(b)(c)	10/10/06	3,000	3,000,000
Brazos River Harbor IDRB (Dow Chemical Ltd. Project) Series 2006 MB 3.62%	12/11/06	1,000	1,000,000
El Paso Texas Housing Financing Corp. RB (Multi-Family Merlots) Series 2006G-1 AMT DN (Wachovia Bank LOC) 3.83%(b)(c)	10/10/06	3,065	3,065,000
Gulf Coast IDRB (Cinergy Solutions Project) Series 2004 AMT DN (Cinergy Co. Guaranty) (A-2, VMIG-2) 4.01%(b)	10/10/06	2,800	2,800,000
Houston Water & Sewer Trust Certificates RB Series 2006A-5015 MB (MBIA Insured, Branch Banking & Trust Liquidity Facility) (VMIG-1) 3.85%(c)	06/20/07	1,700	1,700,000
Lower Colorado River Authority RB (Wachovia Merlots Trust Receipts) Series 2000 DN (FSA Insurance, Wachovia Bank N.A. SBPA) (Aaa, VMIG-1) 3.78%(b)(c)	10/10/06	1,900	1,900,000
Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities RB (Exxon Mobil Project) Series 2001A AMT DN (A-1+, VMIG-1) 3.70%(b)	10/10/06	1,000	1,000,000
Lower Neches Valley Authority PCRB (Chevron USA, Inc. Project) Series 1987 MB (Chevron Corp. Guaranty) (A-1+, P-1) 3.63%	02/15/07	1,135	1,135,000
Texas GO Series 2006 RAN (MIG-1, F-1+) 4.50%	08/31/07	11,685	11,782,274

			27,382,274

Utah — 0.3%
Intermountain Power Agency Power Supply RB Series 1985E DN (AMBAC Insurance, Morgan Stanley Bank SBPA) (A-1+, VMIG-1) 3.60%(b)	12/01/06	1,000	1,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Virginia — 3.3%
Alexandria IDRB (Assoc. for Supervision & Curriculum Development Project) Series 1997 DN (Wachovia Bank N.A. LOC) (A-1) 3.75%(b)	10/10/06	$205	$205,000
Alexandria IDRB (Goodwin House Project) Series 2005 DN (Wachovia Bank N.A. LOC) (A-1) 3.80%(b)	10/02/06	200	200,000
Chesapeake Bay Bridge & Tunnel Commonwealth District RB (Wachovia Merlots Trust Receipts) Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility) (VMIG-1) 3.78%(b)(c)	10/10/06	1,495	1,495,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003E DN (A-1+, VMIG-1) 3.78%(b)	10/02/06	300	300,000
Norfolk Redevelopment & Housing Authority Multi-Family Housing RB (Residential Rental Project) Series 2003 AMT DN (SunTrust Bank LOC) 3.90%(b)	10/10/06	2,013	2,013,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2001 DN (SunTrust Bank LOC) (VMIG-1) 3.78%(b)	10/02/06	1,000	1,000,000
Roanoke Hospital IDRB (Carilion Health Systems Project) Series 2006C-1 DN (FSA Insurance, Wachovia Bank LOC) (A-1+, VMIG-1) 3.89%(b)	10/02/06	650	650,000
Virginia College Building Authority RB Series 2003-379 DN (J.P. Morgan Chase Bank LOC) (A-1+) 3.78%(b)(c)	10/10/06	1,880	1,880,000
Virginia Housing Authority Development Authority RB (Merlots) Series 2006C-03 DN (Bank of New York SBPA) (A-1+) 3.83%(b)(c)	10/10/06	1,600	1,600,000
Virginia State Public Building Authority RB Series 2005D DN (Dexia Bank N.A. SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	100	100,000
Virginia State Public School Authority RB (School Financing Referendum Project) Series 2003D MB (AA+, Aa1) 5.00%	02/01/07	1,600	1,607,937

			11,050,937

Washington — 0.6%
Energy Northwest Washington Electric RB Series 2003D-3-1 DN (FSA Insured, Dexia Credit Local SBPA) (A-1+, VMIG-1) 3.73%(b)	10/10/06	1,600	1,600,000
Yakima County Public Corp. RB (Michelsen Packaging Co. Project) Series 2000 AMT DN (Bank of America N.A. LOC) (A-1+) 3.84%(b)	10/10/06	505	505,000

			2,105,000

Wisconsin — 0.7%
Amery IDRB (Plastech Corp. Project) Series 1997 AMT DN (U.S. Bank N.A. LOC) 3.95%(b)	10/10/06	2,000	2,000,000
Mequon IDRB (Johnson Level GRW Investment Project) Series 1995 AMT DN (Bank One N.A. LOC) 3.85%(b)	10/02/06	465	465,000

			2,465,000

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 98.6% (Cost $332,245,238)			332,245,238

INVESTMENTS IN AFFILIATES — 1.0%
Denver Urban Renewal Authority Tax Increment RB (Merrill Lynch P-Float Trust Receipts) Series 2004 PT-999 DN (Lloyds Bank SBPA, Lloyds TSB Bank PLC Guaranty) 3.83%(b)(c)(d)	10/10/06	1,500	1,500,000
Golden State Tobacco Securitization Corp. RB (Merrill Lynch P-Float Trust Receipts) Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA) 3.80%(b)(c)(d)	10/10/06	1,330	1,330,000
Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB (Merrill Lynch P-Float Trust Receipts) Series 2005PZ-44 DN (MBIA Insurance, Merrill Lynch Capital Services SBPA) 3.81%(b)(c)(d)	10/10/06	500	500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
INVESTMENTS IN AFFILIATES (Continued)
Pleasant Valley School District of Ventura County GO (Merrill Lynch P-Float Trust Receipts) Series 2005 PT-2783 DN (MBIA Insurance, Dexia Credit Local SBPA) 3.76%(b)(c)(d)	10/10/06	$150	$150,000

TOTAL INVESTMENTS IN AFFILIATES (Cost $3,480,000)			3,480,000

TOTAL INVESTMENTS IN SECURITIES — 99.6% (Cost $335,725,238(a))			335,725,238
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			1,190,826

NET ASSETS — 100.0%			$336,916,064

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 18.9% of its net assets, with a current market value of $63,826,000, in securities restricted as to resale.

(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 86.9%
New Jersey — 82.1%
Berkeley Heights GO Series 2006 BAN (Aaa) 4.50%	06/28/07	$1,611	$1,619,432
Chatham Borough GO Series 2006 BAN (Aa1) 4.00%	01/16/07	3,699	3,703,566
Gloucester County Industrial Financing Authority PCRB (Exxon Mobil Corp. Project) Series 2003 DN (Exxon Mobil Corp. Guaranty) (A-1+, VMIG-1) 3.60%(b)	10/02/06	1,200	1,200,000
Hudson County Improvement Authority RB (Essential Purpose Pooled Government Project) Series 1986 DN (Bank of New York LOC) (A-1+) 3.65%(b)	10/10/06	2,650	2,650,000
Jersey City Redevelopment Authority RB (Dixon Hills Project) Series 2000A DN (Federal National Mortgage Assoc. Guaranty, Federal National Mortgage Assoc. Liquidity Facility) (A-1+) 3.75%(b)	10/10/06	2,150	2,150,000
Lehman Brothers Inc. Trustor (Trust Receipts) RB Series 2006 DN (Lehman Bros., Inc. SBPA) (A-1) 3.76%(b)(c)	10/10/06	1,000	1,000,000
Manalapan Township GO Series 2006 BAN (Aa3) 4.38%	08/10/07	2,390	2,401,334
Mercer County Improvement Authority RB (Atlantic Foundation Project) Series 1998 DN (Bank of America N.A. LOC) (A-1+) 3.69%(b)	10/10/06	7,900	7,900,000
Montclair Township GO Series 2006 BAN 4.25%	03/15/07	1,700	1,704,770
Moorestown Township GO Series 2006 MB (Aaa) 4.25%	01/15/07	395	395,661
New Jersey Economic Development Authority RB (Presbyterian Homes Project) Series 2006 DN (Commerce Bank LOC) (VMIG-1) 3.74%(b)	10/10/06	500	500,000
New Jersey Economic Development Authority Multi-Mode IDRB (V&S Amboy Galvanizing LLC Project) Series 1999 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	1,965	1,965,000
New Jersey Economic Development Authority RB (Airis Newark LLC Project) Series 1998 AMT DN (Kredietbank LOC) (AAA, Aaa) 3.67%(b)	10/10/06	4,300	4,300,000
New Jersey Economic Development Authority RB (Applewood Estates Project) Series 2005 DN 3.65%(b)	10/10/06	9,200	9,200,000
New Jersey Economic Development Authority RB (Citibank P-Float Trust Receipts) Series 2004 ROC-II-R-309 DN (Assured Guaranty Corp. Insurance, Citibank N.A. SBPA) (A-1+) 3.79%(b)(c)	10/10/06	9,865	9,865,000
New Jersey Economic Development Authority RB (Denglas Technologies Project) Series 2000 AMT DN (Commerce Bank N.A. LOC) 3.89%(b)	10/10/06	250	250,000
New Jersey Economic Development Authority RB (First Mortgage of Winchester Project) Series 2004B DN (Valley National Bank LOC) (VMIG-1) 3.65%(b)	10/10/06	1,900	1,900,000
New Jersey Economic Development Authority RB (Frisch School Project) Series 2006 DN (Princeton University Guaranty) (A-1+) 3.72%(b)	10/10/06	1,550	1,550,000
New Jersey Economic Development Authority RB (Hamilton Industrial Development Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC) 3.81%(b)	10/10/06	1,540	1,540,000
New Jersey Economic Development Authority RB (Jacea LLC Project) Series 2004 AMT DN (Wachovia Bank N.A. LOC) 3.86%(b)	10/10/06	3,330	3,330,000
New Jersey Economic Development Authority RB (Landesbank Hessen-Thuringen Girozentrale P-Float Trust Receipts) Series 2004 MT-035 DN (Assured Guaranty Corp. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA) (A-1) 3.76%(b)(c)	10/10/06	6,795	6,795,000
New Jersey Economic Development Authority RB (Macon Trust Project) Series 2005H DN (FGIC Insurance, Bank of America N.A. LOC) (A-1+) 3.77%(b)(c)	10/10/06	625	625,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2000 AMT DN (M&T Bank Corp. LOC) (A-1) 3.79%(b)	10/10/06	$3,220	$3,220,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2001 AMT DN (M&T Bank Corp. LOC) (A-1) 3.79%(b)	10/10/06	1,530	1,530,000
New Jersey Economic Development Authority RB (Paddock Realty LLC Project) Series 2006 AMT DN (A-1+, VMIG-1) 3.94%(b)	10/10/06	1,300	1,300,000
New Jersey Economic Development Authority RB (Pennington Montessori School Project) Series 1998 DN (Wachovia Bank N.A. LOC) 3.86%(b)	10/10/06	1,085	1,085,000
New Jersey Economic Development Authority RB (Somerset Hills YMCA Project) Series 2003 DN (Commerce Bank N.A. LOC) 3.79%(b)	10/10/06	100	100,000
New Jersey Economic Development Authority RB (Stuart Country Day School Project) Series 2002 DN (M&T Bank Corp. LOC) (VMIG-1) 3.68%(b)	10/10/06	1,645	1,645,000
New Jersey Economic Development Authority RB (Thermal Energy LP Project) Series 1995 AMT DN (Bank One N.A. LOC) (VMIG-1) 3.78%(b)	10/10/06	1,000	1,000,000
New Jersey Economic Development Authority RB (J. James Realty Co. Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC) 3.86%(b)	10/10/06	510	510,000
New Jersey Educational Facilities RB (Princeton University Project) Series 2006 MB TECP (A-1+) 3.50%	10/10/06	5,000	5,000,000
New Jersey Environmental Infrastructure Trust RB (ENCP Golf Holdings LLC Project) Series 2005 AMT DN (Wachovia Bank LOC) (VMIG-1) 3.74%(b)	10/10/06	6,800	6,800,000
New Jersey Environmental Infrastructure Trust RB Series 2004-585 AMT DN (J.P. Morgan Chase Bank SBPA) (VMIG-1) 3.81%(b)(c)	10/10/06	4,000	4,000,000
New Jersey Health Care Facilities Financing Authority RB (South Jersey Hospital Systems Project) Series 2004A-4 DN (Wachovia Bank LOC) (VMIG-1) 3.71%(b)	10/10/06	3,000	3,000,000
New Jersey Health Care Facilities Financing Authority RB (St. Joseph’s Project) Series 2003A-6 DN (Valley National Bank LOC) (A2, VMIG-1) 3.74%(b)	10/10/06	1,105	1,105,000
New Jersey Health Care Facilities Financing Authority RB Series 2004-943 DN (Morgan Stanley Group Liquidity Facility, FGIC Insurance) (F-1+) 3.76%(b)(c)	10/10/06	4,186	4,186,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2005-1012 AMT DN (FGIC Insurance, Morgan Stanley Liquidity Facility) (VIMG-1) 3.80%(b)(c)	10/10/06	1,380	1,380,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2006A AMT DN (FSA Insurance, Lloyds Bank SBPA) (A-1+) 3.75%(b)	10/10/06	1,000	1,000,000
New Jersey Housing & Mortgage Finance Agency RB (Wachovia Merlots Trust Receipts) Series 2000A-2 DN (MBIA Insurance, Wachovia Bank N.A. SBPA) (Aaa) 3.82%(b)(c)	10/10/06	835	835,000
New Jersey Sports & Exposition Authority State Contract RB Series 1992C DN (MBIA Insurance, Credit Suisse SBPA) (A-1+, VMIG-1) 3.65%(b)	10/10/06	4,275	4,275,000
New Jersey State Housing & Mortgage Financing RB Series 2006D AMT DN (FGIC Insurance) (A-1+) 3.77%(b)	10/10/06	6,000	6,000,000
New Jersey State Turnpike Authority RB Series 2003C-1 DN (Landesbank Hessen-Thuringen Girozentrale LOC) (A-1+, VMIG-1) 3.70%(b)	10/10/06	5,000	5,000,000
New Jersey State Turnpike Revenue Authority RB Series 2006 DN (FSA Insurance) (A-1+, VMIG-1) 3.70%(b)	10/10/06	2,900	2,900,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
New Jersey Transportation Trust Fund Capital Appreciation RB (Transportation System Project) Series 2006C DN (VMIG-1) 3.82%(b)	10/10/06	$2,020	$2,020,000
New Jersey Transportation Trust Fund RB Series 2006-10Z DN (FSA Insurance, Goldman Sachs Liquidity Facility) (F-1+) 3.80%(b)(c)	10/10/06	2,900	2,900,000
New Milford GO Series 2006 MB (A-1, P-1) 4.50%	02/01/07	1,375	1,378,276
North Bergen Township Municipal Sewer Utilities Authority GO Series 2006 MB (MIG-1) 4.50%	02/05/07	2,000	2,005,035
Port Authority of New York & New Jersey Putter RB Series 2005-1089 AMT DN (CDC IXIS Financial Guaranty Insurance, J.P. Morgan Chase SBPA) (F-1) 3.81%(b)(c)	10/10/06	1,755	1,755,000
Port Authority of New York & New Jersey RB (Eagle Tax Exempt Trust Receipts) Series 2006A-107 DN (A-1+) 3.81%(b)(c)	10/10/06	2,000	2,000,000
Readington Township GO Series 2006 BAN 4.25%	02/07/07	2,000	2,006,567
Salem County Pollution Control Financing Authority RB (Atlantic City Electric Co. Project) Series 1997B DN (Bank of New York LOC) (A-1+, VMIG-1) 3.78%(b)	10/10/06	890	890,000
Upper Saddle River GO Series 2006 BAN 4.25%	03/01/07	1,000	1,002,622
Wanaque Borough GO Series 2006 BAN 4.50%	02/16/07	1,000	1,004,204
Washington Township Morris County GO Series 2005 BAN 4.00%	10/27/06	3,306	3,308,486

			142,685,953

Puerto Rico — 4.8%
Commonwealth of Puerto Rico Government Development Bank RB Series 1985 DN (Credit Suisse LOC) (A-1+, VMIG-1) 3.59%(b)	10/10/06	3,100	3,100,000
Puerto Rico HFA (Floater Trust Receipts) Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty) (VMIG-1) 3.76%(b)(c)	10/10/06	5,300	5,300,000

			8,400,000

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 86.9% (Cost $151,085,953)
			151,085,953

INVESTMENTS IN AFFILIATES — 8.8%
New Jersey Health Care Facilities Financing Authority RB (Merrill Lynch P-Float Trust Receipts) Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA) 3.79%(b)(c)(d)	10/10/06	7,415	7,415,000
Port Authority of New York & New Jersey Special Obligation RB (Merrill Lynch P-Float Trust Receipts) Series 2004-056 AMT DN (FGIC Insurance, Banque Nationale de Paribas SBPA) 3.79%(b)(c)	10/10/06	7,855	7,855,000

TOTAL INVESTMENTS IN AFFILIATES (Cost $15,270,000)			15,270,000

TOTAL INVESTMENTS IN SECURITIES — 95.7% (Cost $166,355,953(a))
			166,355,953
OTHER ASSETS IN EXCESS OF LIABILITIES — 4.3%			7,434,220

NET ASSETS — 100.0%			$173,790,173

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 32.2% of its net assets, with a current market value of $55,911,000, in securities restricted as to resale.

(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 99.6%
North Carolina — 97.8%
Buncombe County Metropolitan Sewer District Sewer System RB Series 2004 DN (XLCA Insurance, Bank of America N.A. SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	$300	$300,000
Charlotte Airport RB Series 1993A DN (MBIA Insurance, J.P. Morgan Chase SBPA) (A-1+, VMIG-1) 3.73%(b)	10/10/06	1,400	1,400,000
Charlotte COP (Transit Projects Phase II Project) Series 2005F DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	1,300	1,300,000
Charlotte Water & Sewer Systems RB Series 2006B DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.72%(b)	10/10/06	1,500	1,500,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare Project) Series 2005B DN (Bank of America SBPA) (A-1+, VMIG-1) 3.80%(b)	10/02/06	1,800	1,800,000
Cleveland County Industrial Facilities PCRB (Blanchford Rubber Project) Series 2003 AMT DN (Bank One N.A. LOC) 3.88%(b)	10/10/06	2,325	2,325,000
Fayetteville Public Works Commission RB Series 2003 DN (Dexia Credit Local SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	900	900,000
Lee County Industrial Facilities PCRB (Trion, Inc. Project) Series 1995 DN (Wachovia Bank N.A. LOC) 3.85%(b)	10/10/06	100	100,000
Lee County Industrial Facilities PCRB (Var-Arden Corp. Project) Series 1999 AMT DN (Comerica Bank N.A. LOC) 3.91%(b)	10/10/06	5,000	5,000,000
Mecklenburg County COP Series 2006 DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.72%(b)	10/10/06	900	900,000
Mecklenburg County GO Series 1996C DN Series 1996C DN (A-1+, VMIG-1) 3.74%(b)	10/10/06	700	700,000
Mecklenburg County Industrial Facilities PCRB (Piedmont Plastics Project) Series 1997 AMT DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.88%(b) 10/10/06		880	880,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB Series 2006 DN (Branch Banking & Trust Co. LOC) 3.78%(b)	10/10/06	1,200	1,200,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC) (F-1+) 3.74%(b)	10/10/06	100	100,000
North Carolina Capital Facilities Municipal Commerical Paper Series 2006 MB (Duke University Guaranteed) (A-1+, P-1) 3.55%	12/06/06	7,500	7,500,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA) (A-1) 3.78%(b)(c)	10/10/06	800	800,000
North Carolina Housing Finance Agency RB Series 2002 ROC-II-R-175 DN (Citibank Liquidity Facility) (VMIG-1) 3.81%(b)(c)	10/10/06	1,590	1,590,000
North Carolina Medical Care Commission Health Care Facilities RB (Lutheran Services for the Aging Project) Series 1998 DN (Branch Banking & Trust Co. LOC) (A-1, VMIG-1) 3.75%(b)	10/10/06	100	100,000
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004A DN (J.P. Morgan Chase Bank SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	2,000	2,000,000
North Carolina Medical Care Commission Hospital RB (Baptist Hospital Project) Series 1996 DN (Wachovia Bank N.A. LOC) (A-1+, VMIG-1) 3.72%(b)	10/10/06	200	200,000
North Carolina Medical Care Commission Hospital RB (Lincoln Health System Project) Series 1996A DN (Bank of America N.A. LOC) (A-1, VMIG-1) 3.74%(b)	10/10/06	500	500,000
North Carolina Medical Care Commission Hospital RB (Park Ridge Hospital Project) Series 1988 DN (SunTrust Bank LOC) (A-1+) 3.74%(b)	10/10/06	6,800	6,800,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
North Carolina Medical Care Commission Retirement Facilities RB (Aldersgate Project) Series 2001 DN (Branch Banking & Trust Co. LOC) (A-1) 3.85%(b)	10/10/06	$1,155	$1,155,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Project) Series 2005B DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.78%(b)	10/10/06	625	625,000
North Carolina Medical Care Community Health Care Facilities RB (Watauga Medical Center Project) Series 2005 DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.75%(b)	10/10/06	240	240,000
North Carolina Medical Care Community Health Facilities RB (Duke University Health Systems) Series 2005A DN (A-1+, VMIG-1) 3.73%(b)	10/10/06	2,700	2,700,000
North Carolina Medical Care Community Hospital RB (Duke University Hospital Project) Series 1985B DN (Wachovia Bank N.A. SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	3,200	3,200,000
North Carolina Medical Care Community Hospital RB (Moses Cone Health Systems Project) Series 2001B DN (Chase Manhattan Bank LOC) (A-1+) 3.70%(b)	10/10/06	500	500,000
North Carolina Ports Authority Exempt Facilities RB (Wilmington Bulk LLC Project) Series 2001A AMT DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.88%(b)	10/10/06	1,160	1,160,000
North Carolina State GO (Public Improvement Projects) Series 2002E DN (Landesbank Hessen-Thuringen Girozentrale LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	600	600,000
North Carolina State Highway GO Series 2003 MB (AAA, Aa1) 5.00%	05/01/07	1,750	1,762,824
North Carolina State University Raleigh RB Series 2003B DN (Bayerische Landesbank Girozentrale LOC) (A-1+, VMIG-1) 3.68%(b)	10/10/06	2,400	2,400,000
Richmond County Industrial Facilities PCRB (Ritz-Craft Corp., Inc. Project) Series 2005 DN (Mercantile Safe Deposit & Trust Co. LOC) (A-1+, VMIG-1) 3.79%(b)	10/10/06	2,900	2,900,000
Rockingham County Industrial Facilities PCRB (Whiteridge, Inc. Project) Series 1998 AMT DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.88%(b)	10/10/06	360	360,000
Rutherford County Industrial Facilities PCRB (All American Homes Project) Series 1996 AMT DN (Bank One N.A. LOC) 3.85%(b)	10/10/06	1,100	1,100,000
Sampson County Industrial Facilities PCRB (Dubose Strapping, Inc. Project) Series 1997 DN (Wachovia Bank N.A. LOC) 3.90%(b)	10/10/06	420	420,000
University of North Carolina RB (UNC at Chapel Hill Project) Series 2001C DN (A-1+, VMIG-1) 3.67%(b)	10/10/06	100	100,000
University of North Carolina RB Series 2005-52 DN (Munitops Trust Receipts, ABN AMRO SBPA) (VMIG-1) 3.78%(b)(c)	10/10/06	1,300	1,300,000
Wake County GO Series 2004 MB (AAA, Aaa) 4.00%	03/01/07	865	866,347
Wake County HFA RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC) (VMIG-1) 3.85%(b)	10/10/06	400	400,000
Washington County Industrial Facilities PCRB (Mackey’s Ferry Sawmill, Inc. Project) Series 1997 AMT DN (Wachovia Bank N.A. LOC) (Aa2) 3.85%(b)	10/10/06	430	430,000
Winston-Salem COP (Risk Acceptance Management Corp. Project) Series 1988 DN (Dexia Credit Local LOC) (A-1+) 3.75%(b)	10/10/06	475	475,000
Winston-Salem GO Series 1990 DN (Wachovia Bank N.A. LOC) (A-1+, VMIG-1) 3.72%(b)	10/10/06	120	120,000

			60,709,171

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Puerto Rico — 1.8%
Commonwealth of Puerto Rico Government Development Bank RB Series 1985 DN (Credit Suisse LOC) (A-1+, VMIG-1) 3.59%(b)	10/10/06	$100	$100,000
Puerto Rico HFA (Floater Trust Receipts) Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty) (VMIG-1) 3.76%(b)(c)	10/10/06	1,000	1,000,000

			1,100,000

TOTAL INVESTMENTS IN SECURITIES — 99.6% (Cost $61,809,171(a))			61,809,171
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			249,051

NET ASSETS — 100.0%			$62,058,222

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 7.6% of its net assets, with a current market value of $4,690,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 94.0%
Ohio — 94.0%
Akron Income Tax RB (Community Learning Centers Project) Series 2004A DN (FGIC Insurance, ABN-AMRO Bank N.V. SBPA) (A-1, F-1+) 3.78%(b)(c)	10/10/06	$2,000	$2,000,000
American Municipal Power, Inc. GO (Amherst City Project) Series 2005 BAN 3.40%	11/30/06	795	795,000
American Municipal Power, Inc. GO (Bryan Electric Systems Project) Series 2006 BAN 3.90%	08/17/07	1,285	1,285,000
American Municipal Power, Inc. GO (Cleveland Public Power Project) Series 2006 BAN 3.80%	08/16/07	1,000	1,000,000
American Municipal Power, Inc. GO (Columbus Electric System Project) Series 2006 BAN 4.00%	07/12/07	510	510,000
American Municipal Power, Inc. GO (Hubbard Project) Series 2005 BAN 3.50%	12/13/06	945	945,000
American Municipal Power, Inc. GO (Hubbard Project) Series 2006 BAN 3.85%	09/27/07	745	745,000
American Municipal Power, Inc. GO (Montpelier Project) Series 2006 BAN 4.00%	07/05/07	1,025	1,025,000
American Municipal Power, Inc. GO (Oberlin Project) Series 2005 BAN 3.45%	12/07/06	475	475,000
American Municipal Power, Inc. GO (Ohio, Inc. Project) Series 2005-2002 BAN 3.35%	11/02/06	845	845,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2006 BAN 3.75%	10/04/07	950	950,000
American Municipal Power, Inc. GO (St. Mary’s Project) Series 2005 BAN 3.20%	10/10/06	500	500,000
American Municipal Power, Inc. GO (Tipp City Project) Series 2006 BAN 3.90%	05/15/07	550	550,000
Avon GO Series 2006 BAN 3.85%	04/12/07	275	275,350
Avon GO Series 2006 RT-83 BAN 4.05%	08/16/07	500	501,052
Brooklyn IDRB (Dylon Industries, Inc. Project) Series 1999 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	750	750,000
Brunswick GO Series 2006 BAN 3.60%	04/05/07	1,015	1,016,245
Cambridge City Hospital Facilities Authority RB (Regional Medical Center Project) Series 2001 DN (National City Bank N.A. LOC) (VMIG-1) 3.76%(b)	10/10/06	2,000	2,000,000
Celina GO Series 2006 BAN 3.75%	11/15/06	760	760,362
4.75%	11/15/06	250	250,330
Champaign County IDRB (Allied Signal, Inc. Project) Series 1998 DN (A-1) 4.05%(b)	10/10/06	1,000	1,000,000
City of Westerville GO (ABN-AMRO Munitops Trust Certificates) Series 2001 DN (ABN-AMRO Bank N.V. LOC) (VMIG-1) 3.78%(b)	10/10/06	1,000	1,000,000
Clark County GO (Green Meadows II Project) Series 2006 MB 3.67%	02/14/07	580	580,563
Clark County GO Series 2006 BAN (Fifth Third Bank N.A. LOC) 3.70%	11/15/06	2,505	2,506,057
Clark County Multi-Family RB (Masonic Home Project) Series 1999 DN (AMBAC Insurance, KeyBank N.A. LOC) (VMIG-1) 3.77%(b)	10/10/06	1,765	1,765,000
Cleveland Waterworks RB Series 2006 DN (Financial Security Assurance LOC, Dexia Credit Local SBPA) 3.72%(b)	10/10/06	600	600,000
Cleveland-Cuyahoga County Port Authority Educational Facility RB (Laurel School Project) Series 2004 DN (KeyBank N.A. LOC) 3.82%(b)	10/10/06	1,130	1,130,000
Columbus GO (Sanitation & Sewer Project) Series 2006-1 DN (A-1+, VMIG-1) 3.65%(b)	10/10/06	890	890,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Cuyahoga County Civic Facility RB (Orion Services, Inc. Project) Series 2001 DN (Bank One N.A. LOC) 3.80%(b)	10/10/06	$3,025	$3,025,000
Cuyahoga County Economic Development RB (Berea Children’s Home Project) Series 2000 DN (Huntington National Bank LOC) (VMIG-1) 3.94%(b)	10/10/06	3,110	3,110,000
Cuyahoga County Economic Development RB (Cleveland Botanical Garden Project) Series 2001 DN (M&T Bank Corp. LOC) (VMIG-1) 3.76%(b)	10/10/06	635	635,000
Cuyahoga County IDRB (Great Lakes Brewing Co. Project) Series 2001 AMT DN (Huntington National Bank LOC) 4.04%(b)	10/10/06	1,080	1,080,000
Cuyahoga County IDRB (Marine Mechanical Corp. Project) Series 2000 AMT DN (Royal Bank of Scotland LOC) 3.91%(b)	10/10/06	1,745	1,745,000
Cuyahoga County IDRB (Trio Diversified Co. Project) Series 2000 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	1,525	1,525,000
Darke County GO Series 2006A BAN 4.25%	06/28/07	500	501,970
Delaware County Economic Development RB (The Columbus Zoological Park Associates, Inc. Project) Series 2003 DN (Huntington National Bank LOC) 3.90%(b)	10/10/06	3,905	3,905,000
Delaware County GO Series 2006 BAN (MIG-1) 4.75%	06/13/07	500	503,604
Delaware County IDRB (Air Waves, Inc. Project) Series 1995 DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	70	70,000
Erie County IDRB (Brighton Manor Co. Project) Series 1986 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	4,200	4,200,000
Franklin County Economic Development RB (Columbus Montessori Educational Center Project) Series 2000 DN (Huntington National Bank LOC) 3.84%(b)	10/10/06	1,570	1,570,000
Franklin County Economic Development RB (Dominican Sisters Project) Series 1994 DN (Fifth Third Bank N.A. LOC) 3.82%(b)	10/10/06	995	995,000
Franklin County GO Series 2006 BAN 3.75%	04/25/07	550	550,000
Franklin County Healthcare Facilities RB (Heritage Day Health Centers Project) Series 2002 DN (Huntington National Bank LOC) 3.80%(b)	10/10/06	405	405,000
Franklin County Healthcare Facilities RB (Willow Brook Christian Project) Series 2004 DN (Fifth Third Bank LOC) (A-1+) 3.78%(b)	10/10/06	600	600,000
Franklin County Hospital RB (Childrens Hospital Project) Series 2005A DN (National City Bank of Cleveland LOC) (VMIG-1) 3.78%(b)	10/10/06	3,900	3,900,000
Fulton County IDRB (Haas Door Co. & Nofziger Doors International, Inc. Project) Series 1999 AMT DN (National City Bank N.A. LOC) 3.96%(b)	10/10/06	165	165,000
Geauga County RB (Thistle Lane Project) Series 2000 AMT DN (Huntington National Bank LOC) 4.04%(b)	10/10/06	2,220	2,220,000
Greene County IDRB (AFC Stamping & Production, Inc., Barsplice Products Project) Series 1995 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	205	205,000
Hamilton County Hospital Facilities RB (Children’s Hospital Medical Center Project) Series 2000 DN (J.P. Morgan Chase Bank LOC) (VMIG-1) 3.74%(b)	10/10/06	3,200	3,200,000
Hamilton County Hospital Facilities RB (Drake Center, Inc. Project) Series 1999A DN (U.S. Bancorp LOC) (VMIG-1) 3.74%(b)	10/10/06	100	100,000
Hamilton County Hospital Facilities RB (Elizabeth Gamble Project) Series 2002A DN (Morgan Guaranty Trust LOC) (VMIG-1) 3.65%(b)	10/10/06	2,500	2,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Hamilton County Hospital Facilities RB (Health Alliance Project) Series 1997B DN (MBIA Insurance, Credit Suisse SBPA) (A-1+, VMIG-1) 3.63%(b)	10/10/06	$800	$800,000
Hamilton County Hospital Facilities RB (Health Alliance Project) Series 1997F DN (MBIA Insurance) (A-1+, VMIG-1) 3.63%(b)	10/10/06	600	600,000
Hamilton Health Care Facilities RB (Import-Episcopal Project) Series 2005A DN (KeyBank N.A. LOC) (A-1, VMIG-1) 3.74%(b)	10/10/06	400	400,000
Huber Heights GO (Real Estate Project) Series 2006 BAN 4.00%	08/16/07	970	970,941
Jackson County RB (Hospital Facilities Project) Series 2005 DN (Radian Insurance, Fifth Third Bank N.A. LOC) (AA, F-1+) 3.78%(b)	10/10/06	100	100,000
Licking County GO (Moundview Project) Series 2006 BAN 4.50%	09/05/07	700	705,013
Licking County GO Series 2006 MB 4.50%	12/14/06	4,900	4,910,114
Lorain County GO (Sewer System Improvement Notes) Series 2006B BAN 4.50%	08/20/07	500	503,412
Lorain County IDRB (Ohio Metallurgical Services Project) Series 2001 AMT DN (First Merit Bank N.A. LOC) 4.01%(b)	10/10/06	1,660	1,660,000
Lyndhurst City GO Series 2006 BAN 3.70%	03/01/07	1,000	1,000,796
Mahoning County IDRB (M&J Development Ltd. Project) Series 2002 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	2,520	2,520,000
Mentor IDRB (Arrow Machine Co. Ltd. Project) Series 1997 DN (First Merit Bank N.A. LOC) 3.87%(b)	10/10/06	1,195	1,195,000
Ohio Higher Educational Facility Community RB Series 2000C DN (Fifth Third Bank N.A. LOC) 3.83%(b)	10/10/06	405	405,000
Ohio Higher Educational Facility RB (Cedarville University Project) Series 2004 DN (KeyBank N.A. LOC) 3.82%(b)	10/10/06	2,025	2,025,000
Ohio Housing Finance Agency Mortgage RB (Merlots Trust Receipts) Series 2001A-78 DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.83%(b)(c)	10/10/06	1,425	1,425,000
Ohio Housing Finance Agency Mortgage RB (Merlots Trust Receipts) Series 2005A-10 AMT DN (Wachovia Bank SBPA) (VMIG-1) 3.83%(b)(c)	10/10/06	3,820	3,820,000
Ohio Housing Finance Agency Mortgage RB Series 2001 AMT DN (Bank of America N.A. LOC) (VMIG-1) 3.86%(b)(c)	10/10/06	1,285	1,285,000
Ohio Housing Finance Agency Multi-Family Housing RB (Lincoln Park Assoc. Project) Series 1985 MB (Bank One N.A. LOC) (MIG-1) 3.85%	11/01/06	1,600	1,600,000
Ohio Housing Financing Agency Mortgages RB (Residential Mortgage Backed Securities Program) Series 2006F AMT DN (Citibank LOC) (VMIG-1) 3.75%(b)	10/10/06	1,400	1,400,000
Ohio IDRB (Ashley Ward, Inc. Project) Series 1997 AMT DN (Fifth Third Bank N.A. LOC) 3.83%(b)	10/10/06	235	235,000
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC) 3.85%(b)	10/10/06	1,035	1,035,000
Ohio State Solid Waste RB (Republic Services, Inc. Project) Series 2005 AMT DN (A-2) 4.04%(b)	10/10/06	1,000	1,000,000
Ohio State University General Receipts RB Series 2005B DN (A-1+) 3.78%(b)	10/10/06	1,200	1,200,000
Ohio State University GO Series 2006 BAN 3.46%	11/13/06	8,775	8,775,000
Parma IDRB (FDC Realty Project) Series 2006 AMT DN (Huntington National Bank LOC) 4.00%(b)	10/10/06	2,115	2,115,000
Pepper Pike GO Series 2006 BAN 4.00%	05/31/07	1,000	1,001,596
Portage County IDRB (Action Super Abrasive Project) Series 1996 AMT DN (Huntington National Bank N.A. LOC) 3.97%(b)	10/10/06	720	720,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Portage County IDRB (Bauer/Hibbard Properties Ltd. Project) Series 1998 DN (National City Bank N.A. LOC) 3.96%(b)	10/10/06	$755	$755,000
Putnam County Health Care Facilities RB (Hilty Memorial Home Project) Series 2004 DN (LaSalle Bank N.A. LOC) 3.83%(b)	10/10/06	3,495	3,495,000
Richland County Correctional Facilities GO Series 2006 BAN 4.25%	02/27/07	1,000	1,003,156
Richland County GO (Computer Acquisition Project) Series 2006 BAN 4.00%	03/27/07	615	617,443
Richland County GO (Sanitation Sewer Improvement Project) Series 2006 BAN 10/10/06- 4.25%	11/07/06	2,310	2,311,531
Stark County IDRB (Thakar Properties LLC Project) Series 2002 AMT DN (National City Bank N.A. LOC) 3.86%(b)	10/10/06	3,290	3,290,000
Strongsville IDRB (Web Plastics Co. Project) Series 1997 DN (National City Bank N.A. LOC) 3.96%(b)	10/10/06	530	530,000
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC) 3.82%(b)	10/10/06	200	200,000
Summit County IDRB (Flutes LLC Project) Series 2002 AMT DN (Marshall & Ilsley Bank LOC) 3.86%(b)	10/10/06	2,170	2,170,000
Summit County IDRB (INDS, Inc. Project) Series 1998 AMT DN (J.P. Morgan Chase & Co. LOC) 3.89%(b)	10/10/06	2,700	2,700,000
Summit County IDRB (Jendrisak Properties Project) Series 2001 AMT DN (First Merit Bank N.A. LOC) 4.01%(b)	10/10/06	1,870	1,870,000
Summit County IDRB (KB Compost Services, Inc. Project) Series 2001 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	1,400	1,400,000
Summit County IDRB (Sigma Properties Project) Series 2000A AMT DN (National City Bank N.A. LOC) 3.91%(b)	10/10/06	860	860,000
Summit County Port Authority RB (Meadow Lane Building LLC Project) Series 2003A AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	340	340,000
Toledo City Services Special Assessment Notes GO Series 2006 DN (State Street Bank & Trust Co. LOC) (MIG-1) 3.74%(b)	10/10/06	800	800,000
Toledo GO Certificates Trust Series 2004-18 MB (FGIC Insurance, State Aid Withholding Guaranty, ABN AMRO SBPA) (VMIG-1) 3.73%(c)	06/14/07	2,000	2,000,000
Toledo Multi-Family Housing RB (Cherrywood Apartments Project) Series 2001 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	2,610	2,610,000
Trumbull County IDRB (Ellwood Engineered Project) Series 2004 AMT DN (KeyBank LOC) 3.89%(b)	10/10/06	3,100	3,100,000
Trumbull County IDRB (United Steel Service, Inc. Project) Series 2000B AMT DN (Bank One N.A. LOC) 3.95%(b)	10/10/06	310	310,000
University of Cincinnati RB Series 2004B DN (AMBAC Insurance, Bayerische Landesbank Girozentrale SBPA) (A-1+, VMIG-1) 3.74%(b)	10/10/06	750	750,000
University of Toledo General Receipts RB Series 2002 DN (U.S. Bank N.A. SBPA) (A-1+, VMIG-1) 3.80%(b)	10/02/06	100	100,000
Western Reserve Housing Development Corp. Economic RB (Trumbull Metropolitan Housing Project) Series 2003 DN (KeyBank N.A. LOC) 3.87%(b)	10/10/06	3,405	3,405,000
Wilmington GO (David’s Drive Extension Project) Series 2006 BAN 4.50%	07/26/07	985	990,032
Wood County Economic Development RB (Hammill Manufacturing Co. Project) Series 2000 AMT DN (Sky Bank LOC) 4.68%(b)	10/10/06	1,580	1,580,000
Wood County Economic Development RB (Precision Aggregate II Project) Series 1996 AMT DN (Mid American National Banking & Trust LOC) 4.68%(b)	10/10/06	1,660	1,660,000
Wood County Economic Development RB (Sun Seed Holding Co., Inc. Project) Series 2001A AMT DN (Sky Bank LOC) 4.68%(b)	10/10/06	1,365	1,365,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Wood County Economic Development RB (Toledo Electrical Joint Apprenticeship & Training Fund Project) Series 2000 DN (Sky Bank LOC) 4.68%(b)	10/10/06	$520	$520,000

			147,499,567

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 94.0% (Cost $147,499,567)			147,499,567

INVESTMENTS IN AFFILIATES — 6.4%
Hamilton County Hospital Facilities RB (Merrill Lynch P-Float Trust Receipts) Series 2001 PT-507 DN (Merrill Lynch Guaranty) 3.83%(b)(c)(d)	10/10/06	4,900	4,900,000
Rickenbacker Port Authority RB (Merrill Lynch P-Float Trust Receipts) Series 2004 PT-2453 AMT DN (Merrill Lynch Guaranty) 3.87%(b)(c)(d)	10/10/06	5,080	5,080,000

TOTAL INVESTMENTS IN AFFILIATES (Cost $9,980,000)			9,980,000

TOTAL INVESTMENTS IN SECURITIES — 100.4% (Cost $157,479,567(a))			157,479,567
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%			(549,810)

NET ASSETS — 100.0%			$156,929,757

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 13.1% of its net assets, with a current market value of $20,510,000, in securities restricted as to resale.

(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 95.0%
Pennsylvania — 94.1%
Allegheny County Hospital Development Authority RB (Putter Trust Receipts) Series 1281 DN (FGIC Insurance, J.P. Morgan Liquidity Facility) (A-1) 3.78%(b)(c)	10/10/06	$6,800	$6,800,000
Allegheny County IDRB (Carnegie Museums Pittsburgh Project) Series 2005 DN (Citizens Bank LOC) (VMIG-1) 3.80%(b)	10/10/06	4,000	4,000,000
Allegheny County IDRB (Commonwealth Development Parkway Project) Series 1994A DN (National City Bank N.A. LOC) (Aa3) 3.78%(b)	10/10/06	1,900	1,900,000
Allegheny County IDRB (UPMC Health System Project) Series 2002C DN (Comerica Bank N.A. LOC) (A-1) 3.76%(b)	10/10/06	1,600	1,600,000
Berks County IDRB (Beacon Container Corp. Project) Series 1997A AMT DN (Wachovia Bank N.A. LOC) (P-1) 3.90%(b)	10/10/06	310	310,000
Berks County IDRB (Tray Pak Co. Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC) 3.90%(b)	10/10/06	2,485	2,485,000
Blair County IDRB Series 2003 AMT DN (Fulton Bank LOC) (A-1, VMIG-1) 3.94%(b)	10/10/06	1,960	1,960,000
Bucks County IDRB (LTL Color Compounders Project) Series 1999B DN (Wilmington Trust Co. LOC) 4.00%(b)	10/10/06	225	225,000
Cambria County IDA Resource Recovery RB (Cambria Cogen Co. Project) Series 1998A-2 AMT DN (Bayerische Landesbank Girozentrale LOC) (VMIG-1) 3.90%(b)	10/10/06	16,000	16,000,000
Carlisle Area School District GO Series 2004-G44 DN (MBIA Insurance, J.P. Morgan Chase Bank SBPA) (VMIG-1) 3.78%(b)(c)	10/10/06	2,015	2,015,000
Chester County IDA Student Housing RB (University Student Housing Ltd. Project) Series 2003 DN (Royal Bank of Scotland PLC LOC) (VMIG-1) 3.78%(b)	10/10/06	8,150	8,150,000
Chester County IDRB (RV Industrial, Inc. Project) Series 2001AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	3,300	3,300,000
Crawford County IDRB Series 2000 AMT DN (National City Bank N.A. LOC) 3.91%(b)	10/10/06	1,035	1,035,000
Cumberland County Municipal Authority RB (Presbyterian Homes Project) Series 2005B DN (Radian Insurance, Wachovia Bank N.A. LOC) (A-1+) 4.25%(b)	12/01/06	2,800	2,803,594
Dauphin County IDRB Series 2005 AMT DN (Citizens Bank LOC) (A-1+) 3.77%(b)	10/10/06	9,000	9,000,000
Delaware County IDRB (Melmark, Inc. Project) Series 2006 DN (Commerce Bank LOC) 3.79%(b)	10/10/06	750	750,000
Delaware County IDRB (The Agnes Irwin School Project) Series 2003 DN (Citizens Bank of Pennsylvania LOC) (VMIG-1) 3.75%(b)	10/10/06	1,975	1,975,000
Delaware Valley Regional Finance Authority Local Government RB Series 1985A DN (National Australia LOC) (A-1, VMIG-1) 3.75%(b)	10/10/06	2,500	2,500,000
Delaware Valley Regional Finance Authority Local Government RB Series 1985B DN (National Australia Bank LOC) (A-2, VMIG-1) 3.75%(b)	10/10/06	1,200	1,200,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	2,590	2,590,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2005 AMT DN (M&T Bank Corp. LOC) (A-1, VMIG-1) 3.89%(b)	10/10/06	2,700	2,700,000
Emmaus General Authority RB Series 1996 DN (FSA Insurance) (A-1+) 3.75%(b)	10/10/06	1,700	1,700,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Erie County IDRB (American Turned Products Project) Series 1997 AMT DN (KeyBank N.A. LOC) 3.89%(b)	10/10/06	$1,165	$1,165,000
Erie Water Authority RB Series 2006A DN (FSA Insurance) (VMIG-1) 3.78%(b)	10/10/06	5,000	5,000,000
Franklin County IDRB (Chambersburg Hospital Project) Series 2000 DN (AMBAC Insurance, Wachovia Bank N.A. SBPA) (A-1) 3.79%(b)	10/10/06	2,050	2,050,000
Franklin County IDRB (Menno Haven Project) Series 2001 DN (Radian Insurance, Fleet National Bank SBPA) (A-1+) 3.76%(b)	10/10/06	1,580	1,580,000
Franklin County IDRB (Precast System Project) Series 2001A AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	1,760	1,760,000
Harrisburg Authority School RB (Harrisburg Project) Series 2003 DN (AMBAC Insurance, Westdeutsche Landesbank Girozentrale Liquidity Facility) (A-1+) 3.74%(b)	10/10/06	2,600	2,600,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2002 DN (M&T Bank Corp. LOC) (VMIG-1) 3.79%(b)	10/10/06	7,345	7,345,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2005 DN (M&T Bank Corp. LOC) (A-1+) 3.79%(b)	10/10/06	7,900	7,900,000
Indiana County IDRB (Conemaugh Project) Series 1997A AMT DN (Bank One N.A. LOC) (VMIG-1) 3.85%(b)	10/10/06	8,800	8,800,000
Lackawanna County IDRB (Herff Jones, Inc. Project) Series 2001 AMT DN (National City Bank N.A. LOC) 3.86%(b)	10/10/06	2,800	2,800,000
Lancaster County Hospital Authority RB (Ephrata Community Hospital Project) Series 2006 DN (Fulton LOC) (VMIG-1) 3.85%(b)	10/10/06	6,600	6,600,000
Lancaster County Hospital Authority RB (Health Center Luthercare Project) Series 1999 DN (M&T Bank Corp. LOC) (A-1) 3.79%(b)	10/10/06	4,965	4,965,000
Lancaster County Hospital Authority RB (Health Center-Masonic Homes Project) Series 1996 DN (Wachovia Bank LOC) (VMIG-1) 3.75%(b)	10/10/06	3,000	3,000,000
Lancaster County Hospital Authority RB (Landis Homes Retirement Community Project) Series 2002 DN (M&T Bank Corp. LOC) (A-1) 3.79%(b)	10/10/06	8,405	8,405,000
Lancaster County Hospital Authority RB (Quarryville Presbyterian Project) Series 2000 DN (M&T Bank Corp. LOC) (A-1) 3.77%(b)	10/10/06	3,050	3,050,000
Lancaster County IDRB (Clean Creek Partners Project) Series 2000 AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	4,705	4,705,000
Lancaster County IDRB (D&P Skibo LLC Project) Series 2001 AMT DN (Wachovia Bank N.A. LOC) 3.90%(b)	10/10/06	1,485	1,485,000
Lancaster County IDRB (John F. Martin & Sons Project) Series 2001 AMT DN (Fulton Bank LOC) (A-2) 3.99%(b)	10/10/06	700	700,000
Lancaster County IDRB (Oakfront LP Project) Series 2001 AMT DN (M&T Bank Corp. LOC) (A-2, P-1) 3.89%(b)	10/10/06	2,180	2,180,000
Lawrence County IDRB (L&N Metallurgical Products Project) Series 1996 AMT DN (Banque Nationale de Paribas LOC) 3.89%(b)	10/10/06	3,990	3,990,000
Lebanon County Health Facility RB (Cornwall Manor Project) Series 2002 DN (Radian Insurance, Fleet National Bank SPBA) (A-1+) 3.82%(b)	10/10/06	5,000	5,000,000
Lebanon County Health Facility RB (Evangelican Long Church Retirement Village Project) Series 2000 DN (Northern Trust LOC) (A-1+) 3.79%(b)	10/10/06	2,900	2,900,000
Mercer County Industrial Authority Economic Development RB (Solar Atmospheres Western Pennsylvania Project) Series 2001 DN (A-1) 3.74%(b)	10/10/06	125	125,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Montgomery County Higher Education & Health Authority RB (Pennsylvania Higher Education & Health Loan Project) Series 1996A DN (M&T Bank Corp. LOC) (A-2) 3.82%(b)	10/10/06	$2,700	$2,700,000
Montgomery County IDRB (Apple Fresh Foods Ltd. Project) Series 1996 AMT DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.85%(b)	10/10/06	650	650,000
Northampton County General Purpose Authority RB (Lafayette College Project) Series 2006 DN (J.P. Morgan Chase Bank SBPA) (A-1+, VMIG-1) 3.72%(b)	10/10/06	1,100	1,100,000
Northampton County Higher Education Authority RB (Lehigh University Project) Series 2006A DN (Wachovia Bank N.A. LOC) (A-1+, VMIG-1) 3.72%(b)	10/10/06	2,100	2,100,000
Northampton County IDRB (Bethlehem Contracting Project) Series 2001A AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	3,080	3,080,000
Northampton County IDRB (Trent Family Partnership Project) Series 2002 AMT DN (Wachovia Bank N.A. LOC) 3.90%(b)	10/10/06	1,980	1,980,000
Pennsylvania Economic Development Financing Authority RB (Homewood Retirement Project) Series 1992E DN (M&T Bank Corp. LOC) (VMIG-1) 3.78%(b)	10/10/06	4,575	4,575,000
Pennsylvania Economic Development Financing Authority RB (Material Technology Project) Series 2000D AMT DN (Wachovia Bank N.A. LOC) 3.85%(b)	10/10/06	700	700,000
Pennsylvania Economic Development Financing Authority RB (Sunoco, Inc. Project) Series 2004A AMT DN (Sunoco, Inc. Guaranty) (A-2, P-2) 3.96%(b)	10/10/06	4,700	4,700,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1988 DN (Swiss Bank LOC) (A-1+, VMIG-1) 3.79%(b)	10/10/06	1,000	1,000,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988A AMT DN (Student Loan Marketing Assoc. Guaranty, Westdeutsche Landesbank Gironzentrale SBPA) (A-1+, VMIG-1) 3.75%(b)	10/10/06	4,200	4,200,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988C AMT DN (Student Loan Marketing Assoc. LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	6,950	6,950,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988E AMT DN (AMBAC Insurance, Wachovia Bank SBPA) (A-1+, VMIG-1) 3.75%(b)(d)	10/10/06	6,100	6,100,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1994A AMT DN (Student Loan Marketing Assoc. Guaranty) (A-1+, VMIG-1) 3.75%(b)	10/10/06	2,300	2,300,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1997A AMT DN (Dexia Credit Local SBPA) (A-1+, VMIG-1) 3.83%(b)	10/10/06	2,300	2,300,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001A AMT DN (AMBAC Insurance) (A-1+, VMIG-1) 3.83%(b)	10/10/06	1,000	1,000,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001B AMT DN (Multiple LOCs) (VMIG-1) 3.80%(b)	10/10/06	4,200	4,200,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2002A AMT DN (FSA Insurance, Multiple SBPA’s) (A-1+, VMIG-1) 3.83%(b)	10/10/06	6,600	6,600,000
Pennsylvania Higher Educational Facilities Authority RB (Assoc. of Independent Colleges & Universities Project) Series 2004M-3 MB (M&T Bank Corp. LOC) (A-1) 3.20%	11/01/06	4,000	4,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Pennsylvania Higher Educational Facilities Authority RB (Drexel University Project) Series 2003B DN (Allied Irish Bank PLC Liquidity Facility) (A-1, VMIG-1) 3.74%(b)	10/10/06	$300	$300,000
Pennsylvania Higher Educational Facilities Authority RB (Lycoming College Project) Series 2003 MB (Allied Irish Bank PLC Liquidity Facility) (MIG-1) 3.20%(b)	10/02/06	5,500	5,500,000
Pennsylvania Higher Educational Facilities Authority RB (Mount Aloysuis College Project) Series 2003 DN (Allied Irish Bank PLC LOC) (A-1) 3.77%(b)	10/10/06	2,500	2,500,000
Pennsylvania Higher Educational Facilities Authority RB (Mount Aloysuis College Project) Series 2003 MB (M&T Bank Corp. LOC) (MIG-1) 3.20%(b)	10/02/06	1,300	1,300,000
Pennsylvania Higher Educational Facilities Authority RB (Puttable Tax Exempt Receipts) Series 2006-1271 DN (J.P. Morgan Liquidity Facility) (A-1+) 3.78%(b)(c)	10/10/06	4,870	4,870,000
Pennsylvania Higher Educational Facilities Authority RB (Student Assoc. Housing, Inc. Project) Series 2006A DN (Citizens Bank of PA LOC) (VMIG-1) 3.74%(b)	10/10/06	5,095	5,095,000
Pennsylvania Higher Educational Facilities Authority RB Series 1998 DN (Banque Nationale de Paribas LOC) (VMIG-1) 3.81%(b)	10/10/06	2,800	2,800,000
Pennsylvania Higher Educational Facilities Authority RB Series 2002B DN (Commerce Bank N.A. LOC) (VMIG-1) 3.77%(b)	10/10/06	200	200,000
Pennsylvania Housing Finance Agency RB (Putters Trust Receipts) Series 2005-1213 DN (J.P. Morgan Chase Bank LOC) (VMIG-1) 3.81%(b)(c)	10/10/06	2,160	2,160,000
Pennsylvania Housing Finance Agency RB (Single Family Mortgage Project) Series 2006C-95 AMT DN (Dexia SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	6,000	6,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 1992-1 AMT DN (Landesbank SBPA) (VMIG-1) 3.78%(b)	10/10/06	8,000	8,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale LOC) (A-1+, VMIG-1) 3.74%(b)	10/10/06	11,540	11,540,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83B AMT DN (Landesbank Hessen SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	3,800	3,800,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83C AMT DN (Landesbank Hessen-Thuringen Girozentrale LOC) 3.70%(b)	10/10/06	1,700	1,700,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85B AMT DN (Landesbank Hessen SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	1,625	1,625,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85C AMT DN (Landesbank Hessen SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	5,645	5,645,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-87C AMT DN (Depfa Bank PLC SBPA) (A-1+, VMIG-1) 3.77%(b)	10/10/06	1,800	1,800,000
Pennsylvania Housing RB (Lehman Municipal Trust Receipts) Series 2006K-57 AMT DN (Lehman Liquidity Facility) (VMIG-1) 3.86%(b)(c)	10/10/06	2,500	2,500,000
Pennsylvania State GO (ROC II R Trust Receipts) Series 2006R-506 DN (FSA & MBIA Insurance, Citibank Liquidity Facility) (VMIG-1) 3.78%(b)(c)	10/10/06	4,260	4,260,000
Pennsylvania State GO Series 2006-1382 DN (J.P. Morgan Liquidity Facility) (A-1+) 3.81%(b)	10/10/06	3,550	3,550,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Pennsylvania State Turnpike Commission RB (Munitops Trust Certificates) Series 2004-9 DN (AMBAC Insurance, ABN AMRO SBPA) (VMIG-1) 3.78%(b)(c)	10/10/06	$2,785	$2,785,000
Philadelphia Authority IDRB (Airport Project) Series 1998P-1 AMT DN (FGIC Insurance, Bank of America N.A. SBPA) (A-1+) 3.89%(b)(c)	10/10/06	5,000	5,000,000
Philadelphia Authority IDRB (Airport Project) Series 2005C AMT DN (MBIA Insurance, J.P. Morgan Chase SBPA) (A-1+, VMIG-1) 3.85%(b)	10/10/06	8,900	8,900,000
Philadelphia Authority IDRB (Greater Philadelphia Health System Project) Series 2003 DN (Commerce Bank N.A. Liquidity Facility) (VMIG-1) 3.77%(b)	10/10/06	2,000	2,000,000
Philadelphia Authority IDRB (Municipal Trust Certificates) Series 2001-9016A DN (FGIC Insurance, Bear Stearns Captial Markets Liquidity Facility) (A-1) 3.77%(b)(c)	10/10/06	575	575,000
Philadelphia Authority IDRB (Municipal Trust Certificates) Series 2001-9022 DN (FGIC Insurance, Bear Stearns Capital Markets Liquidity Facility) (A-1) 3.77%(b)(c)	10/10/06	100	100,000
Philadelphia Authority IDRB (Performing Arts Center Project) Series 2000 DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.75%(b)	10/10/06	750	750,000
Philadelphia Authority IDRB (The Franklin Institute Project) Series 2006 DN (Bank of America LOC) (VMIG-1) 3.73%(b)	10/10/06	3,400	3,400,000
Philadelphia Authority IDRB (Universal Community Homes Project) Series 2003 DN (Wachovia Bank N.A. LOC) 3.85%(b)	10/10/06	2,480	2,480,000
Philadelphia City Gas Works RB Series 2006-6 DN (FSA Insurance, Multiple SBPA’s) (A-1+) 3.78%(b)	10/10/06	10,400	10,400,000
Philadelphia Hospitals & Higher Education Facilities Authority RB (Temple University Health Project) Series 2005A DN (Wachovia Bank N.A. LOC) (A-1+, VMIG-1) 3.78%(b)	10/10/06	5,500	5,500,000
Philadelphia Redevelopment Authority Multi-Family Housing RB (Floater Trust) Series 2006 1G AMT DN (Goldman Sachs Guaranty, Goldman Sachs SBPA) (F-1) 3.83%(b)(c)	10/10/06	20,395	20,395,000
Philadelphia Redevelopment Authority RB TOC Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility) (F1+) 3.79%(b)(c)	10/10/06	10,295	10,295,000
Philadelphia Water RB (Munitops Trust Certificates) Series 2005-15 AMT MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA) (F-1+) 3.57%(c)	11/30/06	7,000	7,000,000
Scranton Lackawanna Health & Welfare Authority RB (Merlots Trust Receipts) Series 2002A-18 DN (Wachovia Bank N.A. LOC) (VMIG-1) 3.78%(b)(c)	10/10/06	2,225	2,225,000
Southcentral General Authority RB (Homewood Hanover Project) Series 2003 DN (M&T Trust N.A. LOC) (A-1) 3.79%(b)	10/10/06	18,500	18,500,000
Southcentral General Authority RB (York Cerebral Palsy Home Project) Series 2000 DN (Fulton Bank LOC) (A-1) 3.74%(b)	10/10/06	3,500	3,500,000
Southcentral General Authority RB Series 2003 DN (AMBAC Insurance, RBC Centura Bank SBPA) (A-1) 3.79%(b)	10/10/06	8,000	8,000,000
State Public School Building Authority RB (Parkland School District Project) Series 1999D DN (FGIC Insurance) (A-1) 3.79%(b)	10/10/06	955	955,000
State Public School Building Authority RB (Philadelphia School District Project) Series 2003-24 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA) (VMIG-1) 3.78%(b)(c)	10/10/06	2,145	2,145,000
State Public School Building Authority RB Putter Series 2006-1257 DN (FSA Insurance, Liquid Facility PB Capital Corp.) (VMIG-1) 3.80%(b)(c)	10/02/06	3,235	3,235,000
Union County Hospital Authority RB (Evangelical Community Hospital Project) Series 2001 MB (Fleet National Bank SPBA, Radian Insurance) (A-1) 3.40%	02/01/07	8,210	8,210,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Union County IDRB (Stabler Cos., Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	$6,785	$6,785,000
University of Pittsburgh of the Commonwealth Systems of Higher Education RB (Pitt Panthers Asset Notes Project) Series 2006 MB (GO of Univ LOC) (SP1+, MIG1) 4.50%	08/24/07	3,300	3,322,750
Upper Merion General Authority Lease RB Series 2003 DN (Commerce Bank N.A. LOC) (VMIG-1) 3.77%(b)	10/10/06	1,085	1,085,000
Upper St. Clair Township GO Series 2002 MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA) (AAA, MIG-1) 3.57%(b)(c)	10/02/06	9,650	9,650,000
Venango IDRB Municipal Commercial Paper Series 2006 MB (Credit Local de France LOC) 3.58%	12/04/06	25,382	25,382,000
Venango IDRB Municipal Commercial Paper Series 2006 MB (Credit Locale de France LOC) (A-1+, P-1) 3.58%	12/04/06	16,096	16,096,000
Westmoreland County IDRB (Industrial Development McCutcheon Enterprise Project) Series 1999 AMT DN (National City Bank N.A. LOC) 3.91%(b)	10/10/06	1,740	1,740,000
York County Hospital Authority RB (Homewood Retirement Centers of The United Church of Christ, Inc. Project) Series 1990 DN (M&T Bank Corp. LOC) (VMIG-1) 3.78%(b)	10/10/06	4,500	4,500,000
York County IDRB (Allied-Signal, Inc. Project) Series 1993 DN (A-1) 3.80%(b)	10/10/06	1,000	1,000,000
York County IDRB (Interstate Holdings Co. Project) Series 2003 AMT DN (Wachovia Bank N.A. Liquidity Facility) 3.90%(b)	10/10/06	1,290	1,290,000
York County IDRB (Raich Family Ltd. Partner Project) Series 2000 AMT DN (M&T Bank Corp. LOC) (A-1) 3.89%(b)	10/10/06	2,285	2,285,000
York County IDRB (York Sheet Metal, Inc. Project) Series 1998 DN (Wachovia Bank N.A. LOC) 3.88%(b)	10/10/06	2,310	2,310,000
York General Authority RB (Strand Capital Performing Arts Center Project) Series 2002 DN (M&T Bank Corp. LOC) (A-2) 3.82%(b)	10/10/06	5,700	5,700,000

			505,979,344

Puerto Rico — 0.9%
Commonwealth of Puerto Rico Infrastructure Financing Authority RB (Merlots) Series 2005A-21 DN (Wachovia Bank LOC) (VMIG-1) 3.32%(b)(c)	11/15/06	4,985	4,985,000

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 95.0% (Cost $510,964,344)
			510,964,344

INVESTMENTS IN AFFILIATES — 4.5%
Pennsylvania Economic Development Financing Authority RB (Merrill Lynch P-Float Trust Receipts) Series 2004-1282 AMT DN (Merrill Lynch & Co. LOC, Merrill Lynch Guaranty) 3.81%(b)(c)(d)	10/10/06	5,000	5,000,000
Pennsylvania Higher Educational Facilities Authority RB (Merrill Lynch P-Float Trust Receipts) Series 2004 MT-042 DN (Lloyds Bank LOC, Merrill Lynch Capital Services SBPA) (F-1+) 3.80%(b)(c)(d)	10/10/06	19,225	19,225,000

TOTAL INVESTMENTS IN AFFILIATES (Cost $24,225,000)			24,225,000

TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $535,189,344(a))			535,189,344
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%			2,466,781

NET ASSETS — 100.0%			$537,656,125

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 21.4% of its net assets, with a current market value of $115,220,000, in securities restricted as to resale.

(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 97.4%
Puerto Rico — 6.5%
Commonwealth of Puerto Rico Electric Power Authority RB TOC Series 2002-1 DN (MBIA Insurance, Bank of New York SBPA) (A-1+) 3.75%(b)(c)	10/10/06	$800	$800,000
Commonwealth of Puerto Rico Infrastructure Financing Authority RB (Merlots) Series 2005A-21 DN (Wachovia Bank LOC) (VMIG-1) 3.32%(b)(c)	11/15/06	250	250,000
Commonwealth of Puerto Rico RB (Municipal Securities Trust Certificates) Series 2000A DN (A-1) 3.72%(b)(c)	10/10/06	500	500,000
Commonwealth of Puerto Rico RB (RBC Municipal Products, Inc. Trust Receipts) Series 2006 DN (AMBAC Insurance) (A-1+) 3.76%(b)(c)	10/10/06	700	700,000
Puerto Rico HFA (Floater Trust Receipts) Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty) (VMIG-1) 3.76%(b)(c)	10/10/06	2,400	2,400,000

			4,650,000

Virginia — 90.9%
Alexandria IDRB (American Correctional Assoc. Project) Series 2006 DN (Bank of America N.A. LOC) (VMIG-1) 3.74%(b)	10/10/06	3,000	3,000,000
Alexandria IDRB (Goodwin House Project) Series 2005 DN (Wachovia Bank N.A. LOC) (A-1) 3.80%(b)	10/02/06	5,100	5,100,000
Alexandria IDRB (YMCA of Billings Project) Series 1998 DN (M&T Bank Corp. LOC) (A-1) 3.62%(b)	10/10/06	3,490	3,490,000
Arlington County IDRB (Woodbury Park Project) Series 2005A DN (Federal Home Loan Mortgage Liquidity Facility) (VMIG-1) 3.74%(b)	10/10/06	3,270	3,270,000
Chesapeake Bay Bridge & Tunnel Commonwealth District RB (Wachovia Merlots Trust Receipts) Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility) (VMIG-1) 3.78%(b)(c)	10/10/06	100	100,000
Clarke County IDA Hospital Facilities RB (Winchester Medical Center, Inc. Project) Series 2000 DN (Morgan Guaranty Trust LOC) (A-1+, VMIG-1) 3.75%(b)	10/10/06	1,175	1,175,000
Fairfax County Economic Development Authority RB (National Ind. for Severe Handicap Project) Series 2002 DN (SunTrust Bank LOC) (VMIG-1) 3.75%(b)	10/10/06	450	450,000
Fairfax County Economic Development Authority RB (Smithsonian Institute Project) Series 2006A DN (Bank of America LOC) (A-1+, VMIG-1) 3.68%(b)	10/10/06	2,000	2,000,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-1 DN (A-1+, VMIG-1) 3.70%(b)	10/10/06	600	600,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-2 DN (A-1+, VMIG-1) 3.70%(b)	10/10/06	100	100,000
Hampton Redevelopment & Housing Authority RB (Multi-Family Housing Project) Series 1998 DN (Federal National Mortgage Assoc. Credit Support & LOC) (VMIG-1) 3.75%(b)	10/10/06	400	400,000
Hampton Roads Regional Jail Authority Facilities RB (ROC Trust Receipts) Series 2004-2156 DN (MBIA Insurance, Citibank Liquidity Facility) (VMIG-1) 3.78%(b)(c)	10/10/06	3,305	3,305,000
Harrisonburg IDRB (Rockingham Memorial Hospital Project) Series 2005 DN (SunTrust Bank LOC) (VMIG-1) 3.74%(b)	10/10/06	200	200,000
Loudoun County IDRB (Hill School Project) Series 2002 DN (SunTrust Bank LOC) (A-1+) 3.75%(b)	10/10/06	1,100	1,100,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003D DN (A-1+, VMIG-1) 3.75%(b)	10/10/06	400	400,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Virginia (Continued)
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003E DN (A-1+, VMIG-1) 3.78%(b)	10/02/06	$15,875	$15,875,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003F DN (A-1+, VMIG-1) 3.72%(b)	10/10/06	500	500,000
Montgomery County IDRB (Virginia Technical Foundation Project) Series 2005 DN (Bank of America LOC) 3.78%(b)	10/02/06	1,590	1,590,000
Newport News IDRB Series 2004 DN (Bank of America N.A. LOC) (VMIG-1) 3.74%(b)	10/10/06	200	200,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2001 DN (SunTrust Bank LOC) (VMIG-1) 3.78%(b)	10/02/06	3,400	3,400,000
Roanoke Hospital IDRB (Carilion Health Systems Project) Series 2006C-1 DN (FSA Insurance, Wachovia Bank LOC) (A-1+, VMIG-1) 3.89%(b)	10/02/06	100	100,000
Roanoke IDRB (Carilion Health Systems Project) Series 2005C-2 DN (FSA Insurance, Wachovia Bank N.A. SBPA) (A-1+, VMIG-1) 3.80%(b)	10/02/06	1,100	1,100,000
University of Virginia RB (Munitops Certificates Trust) Series 2005-48 DN (ABN AMRO SBPA) (VMIG-1) 3.77%(b)(c)	10/10/06	1,500	1,500,000
University of Virginia RB Series 2003A DN (University of Virginia Project) (A-1+, VMIG-1) 3.72%(b)	10/02/06	700	700,000
Virginia Beach Development Authority IDRB (Ocean Ranch Motel Corp. Project) Series 1998 DN (Branch Banking & Trust Co. LOC) (VMIG-1) 3.78%(b)	10/10/06	700	700,000
Virginia Beach Public Improvement GO Series 2002 MB (AA+, Aa1) 5.25%	03/01/07	150	150,907
Virginia College Building Authority RB Series 2003-379 DN (J.P. Morgan Chase Bank LOC) (A-1+) 3.78%(b)(c)	10/10/06	4,645	4,645,000
Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank LOC) (A-1+, VMIG-1) 3.80%(b)	10/02/06	2,400	2,400,000
Virginia Public School Authority RB (ROC Trust Receipts) Series 2003R-4050-ROC-II DN (Citigroup Liquidity Facility) (A-1+) 3.78%(b)(c)	10/10/06	1,860	1,860,000
Virginia State Public Building Authority RB Series 2005D DN (Dexia Bank N.A. SBPA) (A-1+, VMIG-1) 3.70%(b)	10/10/06	3,100	3,100,000
Virginia State Public School Authority RB (School Financing Referendum Project) Series 2003D MB (AA+, Aa1) 5.00%	02/01/07	1,300	1,306,448
Winchester Authority Residential Care Facility IDRB (Westminster-Cantenbury Project) Series 2005B DN (Branch Banking & Trust LOC) (VMIG-1) 3.78%(b)	10/10/06	1,200	1,200,000

			65,017,355

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 97.4% (Cost $69,667,355)			69,667,355

INVESTMENTS IN AFFILIATES — 2.5%
Chesterfield County IDRB (Merrill Lynch P-Float Trust Receipts) Series 2004 PT-2133 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA) 3.83%(b)(c)(d)	10/10/06	1,250	1,250,000
Virginia Resource Authority Clean Water State Revolving Fund RB (Merrill Lynch P-Float Trust Receipts) Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Captial Services SBPA) 3.76%(b)(c)(d)	10/10/06	505	505,000

TOTAL INVESTMENTS IN AFFILIATES (Cost $1,755,000)			1,755,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
TOTAL INVESTMENTS IN SECURITIES — 99.9% (Cost $71,422,355(a))	$71,422,355
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%	95,566

NET ASSETS — 100.0%	$71,517,921

(a)	Aggregate cost for federal income tax purposes.

(b)	Rates shown are the rates as of September 30, 2006 and maturities shown are the next interest readjustment date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2006, the Portfolio held 24.9% of its net assets, with a current market value of $17,815,000, in securities restricted as to resale.

(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

41

BLACKROCK FUNDS

Key to Investment Abbreviations

AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CDC	CDC Funding Group
COP	Certificates of Participation
DN	Demand Notes
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO	General Obligation
HFA	Housing Finance Agency
HUD	Housing & Urban Development
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
LLC	Limited Liability Co.
LOC	Letter of Credit
MB	Municipal Bond
MBIA	Municipal Bond Insurance Association
PCRB	Pollution Control Revenue Bond
PLC	Public Limited Co.
RAN	Revenue Anticipation Note
RB	Revenue Bond
ROC	Reset Option Certificate
SBPA	Stand-by Bond Purchase Agreement
TAN	Tax Anticipation Note
TECP	Tax-Exempt Commercial Paper
TOC	Tender Option Certificate
XLCA	XL Capital Assurance

The ratings of the investments in the various Portfolios provided by the Fitch Investors Service, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Service are believed to be the most recent ratings available at September 30, 2006. The ratings have not been audited by the Independent Registered Public Accounting Firm and, therefore, are not covered by the Report of the Independent Registered Public Accounting Firm.

42

[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO	MUNICIPAL MONEY MARKET PORTFOLIO	NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINA MUNICIPAL MONEY MARKET PORTFOLIO
ASSETS
Investments at value-unaffiliated [1]	$1,565,161,873	$488,257,000[3]	$332,245,238	$151,085,953	$61,809,171	$147,499,567	$510,964,344	$69,667,355
Investments in affiliates at value [2]	—	—	3,480,000	15,270,000	—	9,980,000	24,225,000	1,755,000
Cash	63	999	—	—	63,108	130,809	18,349	7,023
Interest receivable	5,275,565	779,810	1,577,539	1,190,192	274,677	1,184,463	2,961,835	277,653
Investments sold receivable	—	—	834,014	6,783,293	—	—	1,011,470	—
Receivable from advisor	7,872	2,665	434	1,247	2,360	1,758	9,104	4,439
Capital shares sold receivable	38,043	—	74,536	—	—	—	—	—
Prepaid expenses	35,882	20,386	24,081	9,032	8,117	8,124	10,703	7,853

TOTAL ASSETS	1,570,519,298	489,060,860	338,235,842	174,339,717	62,157,433	158,804,721	539,200,805	71,719,323

LIABILITIES
Investments purchased payable	—	—	702,758	—	—	1,451,970	—	—
Cash overdraft	—	—	2,042	43,094	—	—	—	—
Capital shares redeemed payable	351,726	—	4,063	—	—	—	—	—
Distributions payable	3,876,192	1,693,997	426,414	412,526	72,866	347,284	1,265,715	182,492
Advisory fees payable	405,254	129,134	76,014	27,582	73	23,965	135,585	—
Administration fees payable	102,400	34,652	25,553	13,280	3,646	10,243	34,939	446
Custodian fees payable	11,706	9,561	4,274	2,235	2,619	1,797	6,165	1,343
Transfer agent fees payable	81,068	11,856	51	1,081	409	212	2,251	467
Distribution fees payable	17,163	—	—	—	—	—	—	—
Officers’ and trustees’ fees payable	822	137	203	178	21	138	38	144
Other accrued expenses payable	373,870	110,730	78,406	49,568	19,577	39,355	99,987	16,510

TOTAL LIABILITIES	5,220,201	1,990,067	1,319,778	549,544	99,211	1,874,964	1,544,680	201,402

NET ASSETS	$1,565,299,097	$487,070,793	$336,916,064	$173,790,173	$62,058,222	$156,929,757	$537,656,125	$71,517,921

[1]Cost of investments-unaffiliated	$1,565,161,873	$488,257,000	$332,245,238	$151,085,953	$61,809,171	$147,499,567	$510,964,344	$69,667,355
[2]Cost of investments in affiliates	—	—	3,480,000	15,270,000	—	9,980,000	24,225,000	1,755,000
[3]Consists entirely of Repurchase Agreements collateralized by U.S. Treasury and Agency Obligations.
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid-in	$1,565,305,390	$487,074,781	$336,880,170	$173,787,981	$62,065,839	$156,953,752	$537,679,293	$71,517,337
Undistributed net investment income	64,239	46,591	78	—	8	—	—	—
Accumulated net realized gain (loss) on investment transactions	(70,532)	(50,579)	35,816	2,192	(7,625)	(23,995)	(23,168)	584

	$1,565,299,097	$487,070,793	$336,916,064	$173,790,173	$62,058,222	$156,929,757	$537,656,125	$71,517,921

44

BLACKROCK FUNDS

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO	MUNICIPAL MONEY MARKET PORTFOLIO	NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINA MUNICIPAL MONEY MARKET PORTFOLIO
Institutional Class:
Net Assets	$568,058,231	$211,960,403	$61,154,238	$99,173,314	$61,085,705	$131,016,054	$464,708,007	$71,517,684
Shares outstanding, unlimited number of shares authorized, $0.001 par value	568,111,630	211,989,157	61,091,477	99,166,238	61,088,903	131,031,061	464,714,043	71,517,291
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Class:
Net Assets	$448,014,618	$246,516,904	$132,523,112	$56,955,305	$656,312	$5,647,066	$44,406,057	$237
Shares outstanding, unlimited number of shares authorized, $0.001 par value	448,020,800	246,569,332	132,545,110	56,973,334	656,103	5,649,626	44,416,645	237
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Hilliard Lyons Class:
Net Assets	$121,242,603	$—	$140,409,064	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	121,236,689	—	140,406,355	—	—	—	—	—
Net Asset Value	$1.00	$—	$1.00	$—	$—	$—	$—	$—
Investor A Class:
Net Assets	$399,656,384	$28,593,486	$2,829,650	$17,661,554	$316,205	$20,266,637	$28,542,061	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	399,663,640	28,581,955	2,829,211	17,654,948	316,222	20,276,267	28,544,036	—
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$—
Investor B Class:
Net Assets	$19,461,651	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	19,460,150	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—
Investor C Class:
Net Assets	$8,865,610	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	8,865,720	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

45

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO	MUNICIPAL MONEY MARKET PORTFOLIO
Investment income:
Interest	$69,406,689	$20,108,696	$10,155,293
Interest from affiliates (Note D)	2,680,803	801,041	360,263

Total investment income	72,087,492	20,909,737	10,515,556

Expenses:
Investment advisory fee	6,531,443	2,024,267	1,425,130
Administration fee	1,030,199	351,837	247,511
Administration fee - class specific	728,759	213,682	149,099
Custodian fee	108,363	61,458	39,036
Transfer agent fee	211,425	24,670	14,506
Transfer agent fee - class specific	495,336	55,731	35,744
Shareholder servicing fees - class specific	2,411,037	669,063	633,800
Distribution fees - class specific	699,964	30,538	137,570
Legal and audit fees	172,992	63,115	56,948
Printing fee	390,918	63,136	46,002
Registration fees and expenses	76,448	49,667	56,360
Officers’ and trustees’ fees	58,181	17,680	12,117
Other	67,038	20,392	28,155

Total expenses	12,982,103	3,645,236	2,881,978
Less fees paid indirectly (Note D)	(2,113)	(19)	(5)
Less investment advisory fees waived	(2,373,136)	(852,468)	(609,697)
Less administration fees waived	—	—	—
Less administration fees waived - class specific	(326,583)	(120,466)	(46,872)
Less custodian fee waived	(4,173)	(2,014)	(1,398)
Less transfer agent fee waived	(25,459)	(2,809)	(2,156)
Less transfer agent fee waived - class specific	(14,762)	(3,065)	(900)
Less transfer agent fee reimbursed - class specific	(49,800)	(6,231)	(2,281)
Less distribution fees waived - class specific	(532,412)	(30,538)	(137,570)
Less shareholder servicing fees waived - class specific	(55,265)	—	(334,276)

Net expenses	9,598,400	2,627,626	1,746,823

Net investment income	62,489,092	18,282,111	8,768,733

Net realized gain from:
Investment transactions	706	—	35,816
Affiliated transactions	125,662	—	—

	126,368	—	35,816

Net increase in net assets resulting from operations	$62,615,460	$18,282,111	$8,804,549

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

BLACKROCK FUNDS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
$4,649,039	$2,143,912	$4,812,559	$17,101,122	$1,225,692
937,433	44,272	207,846	1,158,943	150,353

5,586,472	2,188,184	5,020,405	18,260,065	1,376,045

771,190	298,849	670,278	2,468,660	186,248
133,874	51,933	116,352	424,158	31,967
80,238	31,481	69,708	260,704	16,828
27,375	12,943	19,054	52,766	8,859
7,112	4,332	5,475	25,617	2,420
18,209	9,126	15,645	63,258	7,518
194,556	2,660	90,347	224,918	84
17,190	335	26,838	42,899	—
43,466	20,666	45,166	81,579	30,364
25,649	9,702	18,756	80,718	4,808
16,102	15,220	13,010	19,883	16,922
6,537	2,468	5,918	21,294	1,646
11,599	7,526	13,895	42,560	4,275

1,353,097	467,241	1,110,442	3,809,014	311,939
(7)	(3)	(2)	(9)	(2)
(382,036)	(227,361)	(333,578)	(939,078)	(162,410)
—	—	—	—	(5,119)
(52,309)	(31,108)	(54,360)	(220,206)	(16,828)
(732)	(383)	(680)	(1,973)	(279)
(1,209)	(477)	(982)	(3,914)	(209)
(1,634)	(1,013)	(1,826)	(7,480)	(764)
(3,339)	(3,967)	(4,065)	(19,957)	(5,069)
(17,190)	(335)	(26,838)	(42,899)	—
—	—	—	—	—

894,641	202,594	688,111	2,573,498	121,259

4,691,831	1,985,590	4,332,294	15,686,567	1,254,786

4,217	—	—	10,676	1,167
—	—	—	—	—

4,217	—	—	10,676	1,167

$4,696,048	$1,985,590	$4,332,294	$15,697,243	$1,255,953

47

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MONEY MARKET PORTFOLIO		U.S. TREASURY MONEY Market Portfolio		MUNICIPAL MONEY MARKET PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease) in net assets:
Operations:
Net investment income	$62,489,092	$31,021,152	$18,282,111	$8,916,517	$8,768,733	$5,253,149
Net realized gain (loss) on investments	126,368	(12,296)	—	(13,138)	35,816	11,076

Net increase in net assets resulting from operations	62,615,460	31,008,856	18,282,111	8,903,379	8,804,549	5,264,225

Distributions to shareholders from:
Net investment income:
Institutional Class	(23,658,010)	(11,776,659)	(7,765,532)	(3,930,861)	(1,816,786)	(1,830,876)
Service Class	(16,769,752)	(7,897,918)	(9,336,258)	(4,276,660)	(3,056,139)	(1,193,977)
Hilliard Lyons Class	(4,859,390)	(2,356,333)	—	—	(3,797,997)	(2,152,442)
Investor A Class	(16,411,709)	(8,655,993)	(1,180,321)	(708,996)	(97,733)	(75,854)
Investor B Class	(631,120)	(262,118)	—	—	—	—
Investor C Class	(159,111)	(72,131)	—	—	—	—

Total distributions from net investment income	(62,489,092)	(31,021,152)	(18,282,111)	(8,916,517)	(8,768,655)	(5,253,149)

Capital share transactions	5,435,137	103,371,897	32,988,490	16,889,278	36,588,956	(31,069,940)

Total increase (decrease) in net assets	5,561,505	103,359,601	32,988,490	16,876,140	36,624,850	(31,058,864)
Net assets:
Beginning of year	1,559,737,592	1,456,377,991	454,082,303	437,206,163	300,291,214	331,350,078

End of year	$1,565,299,097	$1,559,737,592	$487,070,793	$454,082,303	$336,916,064	$300,291,214

End of year undistributed net investment income	$64,239	$64,239	$46,591	$46,591	$78	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

BLACKROCK FUNDS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO		NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO		OHIO MUNICIPAL MONEY MARKET PORTFOLIO		PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO		VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
$4,691,831	$2,406,767	$1,985,590	$1,127,667	$4,332,294	$2,586,302	$15,686,567	$8,806,806	$1,254,786	$365,649
4,217	(2,025)	—	6,898	—	—	10,676	(33,844)	1,167	(506)

4,696,048	2,404,742	1,985,590	1,134,565	4,332,294	2,586,302	15,697,243	8,772,962	1,255,953	365,143

(2,693,505)	(1,340,022)	(1,957,714)	(1,115,968)	(3,369,405)	(2,074,310)	(13,372,887)	(7,394,998)	(1,253,734)	(365,617)
(1,557,903)	(875,861)	(19,019)	(6,820)	(246,438)	(147,686)	(1,243,209)	(518,169)	(1,052)	(32)
—	—	—	—	—	—	—	—	—	—
(440,423)	(190,884)	(8,849)	(4,879)	(716,451)	(364,306)	(1,070,471)	(893,639)	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(4,691,831)	(2,406,767)	(1,985,582)	(1,127,667)	(4,332,294)	(2,586,302)	(15,686,567)	(8,806,806)	(1,254,786)	(365,649)

24,636,212	(4,098,458)	(1,203,968)	4,608,534	37,115,554	(49,696,441)	970,634	48,065,937	47,347,514	6,312,686

24,640,429	(4,100,483)	(1,203,960)	4,615,432	37,115,554	(49,696,441)	981,310	48,032,093	47,348,681	6,312,180
149,149,744	153,250,227	63,262,182	58,646,750	119,814,203	169,510,644	536,674,815	488,642,722	24,169,240	17,857,060

$173,790,173	$149,149,744	$62,058,222	$63,262,182	$156,929,757	$119,814,203	$537,656,125	$536,674,815	$71,517,921	$24,169,240

$—	$—	$8	$—	$—	$—	$—	$—	$—	$—

49

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0436	$(0.0436)	$1.00	4.44%
9/30/05	1.00	0.0233	(0.0233)	1.00	2.36
9/30/04	1.00	0.0083	(0.0083)	1.00	0.84
9/30/03[1]	1.00	0.0103	(0.0103)	1.00	1.04
9/30/02[1]	1.00	0.0186	(0.0186)	1.00	1.87
Service Class
9/30/06	$1.00	$0.0407	$(0.0407)	$1.00	4.14%
9/30/05	1.00	0.0203	(0.0203)	1.00	2.05
9/30/04	1.00	0.0054	(0.0054)	1.00	0.54
9/30/03[1]	1.00	0.0073	(0.0073)	1.00	0.74
9/30/02[1]	1.00	0.0156	(0.0156)	1.00	1.57
Hilliard Lyons Class
9/30/06	$1.00	$0.0406	$(0.0406)	$1.00	4.13%
9/30/05	1.00	0.0198	(0.0198)	1.00	2.00
9/30/04	1.00	0.0043	(0.0043)	1.00	0.43
9/30/03[1]	1.00	0.0056	(0.0056)	1.00	0.57
9/30/02[1]	1.00	0.0139	(0.0139)	1.00	1.40
Investor A Class
9/30/06	$1.00	$0.0399	$(0.0399)	$1.00	4.07%
9/30/05	1.00	0.0199	(0.0199)	1.00	2.01
9/30/04	1.00	0.0044	(0.0044)	1.00	0.44
9/30/03[1]	1.00	0.0056	(0.0056)	1.00	0.57
9/30/02[1]	1.00	0.0139	(0.0139)	1.00	1.39
Investor B Class
9/30/06	$1.00	$0.0354	$(0.0354)	$1.00	3.60%
9/30/05	1.00	0.0151	(0.0151)	1.00	1.52
9/30/04	1.00	0.0015	(0.0015)	1.00	0.15
9/30/03[1]	1.00	0.0014	(0.0014)	1.00	0.14
9/30/02[1]	1.00	0.0079	(0.0079)	1.00	0.79
Investor C Class
9/30/06	$1.00	$0.0354	$(0.0354)	$1.00	3.60%
9/30/05	1.00	0.0151	(0.0151)	1.00	1.52
9/30/04	1.00	0.0014	(0.0014)	1.00	0.15
9/30/03[1]	1.00	0.0014	(0.0014)	1.00	0.14
9/30/02[1]	1.00	0.0078	(0.0078)	1.00	0.79
U.S. Treasury Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0422	$(0.0422)	$1.00	4.30%
9/30/05	1.00	0.0221	(0.0221)	1.00	2.23
9/30/04	1.00	0.0072	(0.0072)	1.00	0.72
9/30/03[1]	1.00	0.0091	(0.0091)	1.00	0.92
9/30/02[1]	1.00	0.0166	(0.0166)	1.00	1.68
Service Class
9/30/06	$1.00	$0.0393	$(0.0393)	$1.00	4.00%
9/30/05	1.00	0.0190	(0.0190)	1.00	1.93
9/30/04	1.00	0.0042	(0.0042)	1.00	0.42
9/30/03[1]	1.00	0.0061	(0.0061)	1.00	0.62
9/30/02[1]	1.00	0.0136	(0.0136)	1.00	1.37
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)
Money Market Portfolio (Continued)
Institutional Class
9/30/06	$568,058	0.42%	0.63%	4.36%	4.15%
9/30/05	574,473	0.42	0.71	2.30	2.01
9/30/04	593,380	0.42	0.63	0.78	0.57
9/30/03[1]	2,006,202	0.42	0.62	1.04	0.84
9/30/02[1]	2,462,579	0.42	0.61	1.86	1.67
Service Class
9/30/06	$448,015	0.71%	0.89%	4.09%	3.91%
9/30/05	411,831	0.72	0.96	2.02	1.78
9/30/04	374,441	0.71	0.93	0.54	0.32
9/30/03[1]	431,854	0.72	0.94	0.74	0.53
9/30/02[1]	567,574	0.72	0.91	1.60	1.41
Hilliard Lyons Class
9/30/06	$121,243	0.72%	0.98%	4.06%	3.80%
9/30/05	116,066	0.77	1.07	1.98	1.68
9/30/04	116,254	0.82	1.13	0.42	0.11
9/30/03[1]	148,277	0.89	1.10	0.56	0.34
9/30/02[1]	144,271	0.89	1.08	1.40	1.21
Investor A Class
9/30/06	$399,656	0.79%	1.05%	3.98%	3.72%
9/30/05	433,609	0.76	1.06	2.04	1.74
9/30/04	362,495	0.82	1.13	0.43	0.12
9/30/03[1]	451,676	0.89	1.11	0.57	0.36
9/30/02[1]	539,268	0.89	1.08	1.38	1.19
Investor B Class
9/30/06	$19,462	1.24%	1.83%	3.54%	2.95%
9/30/05	18,716	1.24	1.74	1.66	1.16
9/30/04	8,924	1.10	1.79	0.14	(0.55)
9/30/03[1]	13,490	1.34	1.86	0.15	(0.37)
9/30/02[1]	21,864	1.49	1.83[2]	0.77	0.42[2]
Investor C Class
9/30/06	$8,866	1.24%	1.78%	3.59%	3.05%
9/30/05	5,043	1.24	1.73	1.79	1.30
9/30/04	884	1.10	1.79	0.14	(0.56)
9/30/03[1]	2,197	1.35	1.86	0.15	(0.35)
9/30/02[1]	7,873	1.49	1.83[2]	0.79	0.45[2]
U.S. Treasury Money Market Portfolio (Continued)
Institutional Class
9/30/06	$211,960	0.41%	0.65%	4.26%	4.02%
9/30/05	164,905	0.41	0.73	2.18	1.86
9/30/04	176,136	0.41	0.70	0.68	0.39
9/30/03[1]	379,240	0.41	0.70	0.93	0.64
9/30/02[1]	526,344	0.41	0.68	1.62	1.35
Service Class
9/30/06	$246,517	0.70%	0.90%	3.94%	3.74%
9/30/05	257,187	0.71	0.98	1.99	1.72
9/30/04	219,788	0.71	0.99	0.41	0.13
9/30/03[1]	250,314	0.71	1.00	0.61	0.32
9/30/02[1]	265,841	0.71	0.98	1.39	1.11

51

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
U.S. Treasury Money Market Portfolio (Continued)
Investor A Class
9/30/06	$1.00	$0.0388	$(0.0388)	$1.00	3.95%
9/30/05	1.00	0.0186	(0.0186)	1.00	1.88
9/30/04	1.00	0.0031	(0.0031)	1.00	0.31
9/30/03[1]	1.00	0.0044	(0.0044)	1.00	0.44
9/30/02[1]	1.00	0.0119	(0.0119)	1.00	1.20
Investor C Class
1/22/02 - 2/6/02[1,3]	$1.00	$0.0003	$(0.0003)	$1.00	0.03%[4]
Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0289	$(0.0289)	$1.00	2.93%
9/30/05	1.00	0.0172	(0.0172)	1.00	1.74
9/30/04	1.00	0.0073	(0.0073)	1.00	0.73
9/30/03[1]	1.00	0.0092	(0.0092)	1.00	0.92
9/30/02[1]	1.00	0.0142	(0.0142)	1.00	1.43
Service Class
9/30/06	$1.00	$0.0260	$(0.0260)	$1.00	2.63%
9/30/05	1.00	0.0143	(0.0143)	1.00	1.44
9/30/04	1.00	0.0043	(0.0043)	1.00	0.43
9/30/03[1]	1.00	0.0062	(0.0062)	1.00	0.62
9/30/02[1]	1.00	0.0112	(0.0112)	1.00	1.12
Hilliard Lyons Class
9/30/06	$1.00	$0.0284	$(0.0284)	$1.00	2.87%
9/30/05	1.00	0.0163	(0.0163)	1.00	1.64
9/30/04	1.00	0.0056	(0.0056)	1.00	0.57
9/30/03[1]	1.00	0.0070	(0.0070)	1.00	0.70
9/30/02[1]	1.00	0.0120	(0.0120)	1.00	1.20
Investor A Class
9/30/06	$1.00	$0.0258	$(0.0258)	$1.00	2.61%
9/30/05	1.00	0.0136	(0.0136)	1.00	1.37
9/30/04	1.00	0.0042	(0.0042)	1.00	0.43
9/30/03[1]	1.00	0.0048	(0.0048)	1.00	0.49
9/30/02[1]	1.00	0.0095	(0.0095)	1.00	0.95
New Jersey Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0285	$(0.0285)	$1.00	2.89%
9/30/05	1.00	0.0175	(0.0175)	1.00	1.76
9/30/04	1.00	0.0074	(0.0074)	1.00	0.74
9/30/03[1]	1.00	0.0089	(0.0089)	1.00	0.89
9/30/02[1]	1.00	0.0134	(0.0134)	1.00	1.35
Service Class
9/30/06	$1.00	$0.0256	$(0.0256)	$1.00	2.60%
9/30/05	1.00	0.0145	(0.0145)	1.00	1.46
9/30/04	1.00	0.0044	(0.0044)	1.00	0.44
9/30/03[1]	1.00	0.0059	(0.0059)	1.00	0.59
9/30/02[1]	1.00	0.0104	(0.0104)	1.00	1.04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)
U.S. Treasury Money Market Portfolio (Continued)
Investor A Class
9/30/06		$28,593	0.75%	1.04%	3.86%	3.57%
9/30/05		31,990	0.75	1.07	1.83	1.51
9/30/04		41,283	0.82	1.19	0.31	(0.06)
9/30/03[1]		49,906	0.88	1.17	0.47	0.17
9/30/02[1]		68,299	0.88	1.16	1.15	0.87
Investor C Class
1/22/02 - 2/6/02[1,3]	$	— [5]	1.48%[6]	1.76%[6]	0.72%[6]	0.44%[6]
Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$61,154	0.42%	0.67%	2.88%	2.63%
9/30/05		75,789	0.42	0.74	1.69	1.37
9/30/04		126,534	0.42	0.71	0.69	0.41
9/30/03[1]		437,613	0.42	0.71	0.92	0.64
9/30/02[1]		428,743	0.42	0.70	1.41	1.13
Service Class
9/30/06		$132,523	0.71%	0.91%	2.64%	2.44%
9/30/05		93,844	0.72	0.99	1.45	1.18
9/30/04		70,344	0.72	1.00	0.42	0.14
9/30/03[1]		88,769	0.72	1.01	0.63	0.34
9/30/02[1]		104,474	0.72	1.00	1.13	0.85
Hilliard Lyons Class
9/30/06		$140,409	0.47%	1.02%	2.84%	2.29%
9/30/05		126,397	0.52	1.09	1.62	1.05
9/30/04		127,151	0.59	1.13	0.56	0.02
9/30/03[1]		143,305	0.64	0.93	0.70	0.41
9/30/02[1]		147,755	0.64	0.92	1.17	0.89
Investor A Class
9/30/06		$2,830	0.73%	1.03%	2.53%	2.23%
9/30/05		4,262	0.79	1.11	1.29	0.97
9/30/04		7,322	0.72	1.19	0.42	(0.05)
9/30/03[1]		9,019	0.85	1.18	0.47	0.15
9/30/02[1]		6,587	0.89	1.17	0.96	0.68
New Jersey Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$99,173	0.39%	0.66%	2.88%	2.61%
9/30/05		74,329	0.39	0.74	1.73	1.38
9/30/04		80,530	0.39	0.72	0.74	0.40
9/30/03[1]		77,267	0.39	0.72	0.89	0.56
9/30/02[1]		86,573	0.39	0.71	1.34	1.02
Service Class
9/30/06		$56,955	0.68%	0.92%	2.57%	2.33%
9/30/05		59,794	0.69	0.99	1.45	1.15
9/30/04		59,899	0.69	1.01	0.44	0.12
9/30/03[1]		64,313	0.69	1.02	0.59	0.26
9/30/02[1]		65,074	0.69	1.01	1.04	0.71

53

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
New Jersey Municipal Money Market Portfolio (Continued)
Investor A Class
9/30/06	$1.00	$0.0255	$(0.0255)	$1.00	2.58%
9/30/05	1.00	0.0138	(0.0138)	1.00	1.39
9/30/04	1.00	0.0044	(0.0044)	1.00	0.44
9/30/03[1]	1.00	0.0045	(0.0045)	1.00	0.45
9/30/02[1]	1.00	0.0087	(0.0087)	1.00	0.87
North Carolina Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0299	$(0.0299)	$1.00	3.04%
9/30/05	1.00	0.0185	(0.0185)	1.00	1.87
9/30/04	1.00	0.0084	(0.0084)	1.00	0.85
9/30/03[1]	1.00	0.0097	(0.0097)	1.00	0.97
9/30/02[1]	1.00	0.0134	(0.0134)	1.00	1.35
Service Class
9/30/06	$1.00	$0.0270	$(0.0270)	$1.00	2.73%
9/30/05	1.00	0.0155	(0.0155)	1.00	1.56
9/30/04	1.00	0.0054	(0.0054)	1.00	0.54
9/30/03[1]	1.00	0.0067	(0.0067)	1.00	0.67
9/30/02[1]	1.00	0.0104	(0.0104)	1.00	1.05
Investor A Class
9/30/06	$1.00	$0.0264	$(0.0264)	$1.00	2.67%
9/30/05	1.00	0.0151	(0.0151)	1.00	1.52
9/30/04	1.00	0.0054	(0.0054)	1.00	0.55
9/30/03[1]	1.00	0.0053	(0.0053)	1.00	0.53
9/30/02[1]	1.00	0.0082	(0.0082)	1.00	0.88
Investor B Class
10/1/01 - 12/14/011	$1.00	$0.0012	$(0.0012)	$1.00	0.12%[4]
Ohio Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0297	$(0.0297)	$1.00	3.01%
9/30/05	1.00	0.0182	(0.0182)	1.00	1.83
9/30/04	1.00	0.0087	(0.0087)	1.00	0.87
9/30/03[1]	1.00	0.0105	(0.0105)	1.00	1.06
9/30/02[1]	1.00	0.0154	(0.0154)	1.00	1.55
Service Class
9/30/06	$1.00	$0.0268	$(0.0268)	$1.00	2.72%
9/30/05	1.00	0.0152	(0.0152)	1.00	1.53
9/30/04	1.00	0.0057	(0.0057)	1.00	0.57
9/30/03[1]	1.00	0.0075	(0.0075)	1.00	0.75
9/30/02[1]	1.00	0.0124	(0.0124)	1.00	1.25
Investor A Class
9/30/06	$1.00	$0.0267	$(0.0267)	$1.00	2.70%
9/30/05	1.00	0.0150	(0.0150)	1.00	1.51
9/30/04	1.00	0.0046	(0.0046)	1.00	0.46
9/30/03[1]	1.00	0.0058	(0.0058)	1.00	0.58
9/30/02[1]	1.00	0.0107	(0.0107)	1.00	1.07

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)
New Jersey Municipal Money Market Portfolio (Continued)
Investor A Class
9/30/06		$17,662	0.69%	1.02%	2.56%	2.23%
9/30/05		15,027	0.75	1.11	1.40	1.04
9/30/04		12,821	0.69	1.21	0.43	(0.09)
9/30/03[1]		17,783	0.82	1.19	0.44	0.07
9/30/02[1]		14,244	0.86	1.18	0.87	0.54
North Carolina Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$61,086	0.30%	0.70%	3.00%	2.60%
9/30/05		56,017	0.30	0.80	1.84	1.34
9/30/04		58,168	0.30	0.74	0.84	0.40
9/30/03[1]		162,465	0.30	0.74	0.96	0.53
9/30/02[1]		156,476	0.30	0.72	1.32	0.90
Service Class
9/30/06		$656	0.60%	0.98%	2.61%	2.23%
9/30/05		6,923	0.60	1.07	1.69	1.22
9/30/04		160	0.60	1.03	0.55	0.11
9/30/03[1]		227	0.60	1.04	0.63	0.20
9/30/02[1]		205	0.60	1.02	1.14	0.71
Investor A Class
9/30/06		$316	0.66%	1.10%	2.64%	2.20%
9/30/05		321	0.64	1.15	1.51	1.00
9/30/04		319	0.60	1.23	0.54	(0.09)
9/30/03[1]		338	0.74	1.21	0.53	0.06
9/30/02[1]		375	0.77	1.19	0.88	0.46
Investor B Class
10/1/01 - 12/14/01[1]	$	— [7]	1.37%[6]	1.79%[6]	0.60%[6]	0.18%[6]
Ohio Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$131,016	0.39%	0.67%	2.99%	2.71%
9/30/05		88,697	0.39	0.73	1.79	1.45
9/30/04		122,030	0.39	0.72	0.87	0.54
9/30/03[1]		94,936	0.39	0.72	1.05	0.71
9/30/02[1]		104,426	0.39	0.72	1.52	1.19
Service Class
9/30/06		$5,647	0.68%	0.92%	2.65%	2.41%
9/30/05		10,224	0.69	0.98	1.50	1.21
9/30/04		15,311	0.69	1.01	0.56	0.24
9/30/03[1]		13,061	0.69	1.03	0.75	0.41
9/30/02[1]		11,511	0.69	1.02	1.19	0.87
Investor A Class
9/30/06		$20,267	0.69%	1.01%	2.67%	2.35%
9/30/05		20,893	0.71	1.06	1.47	1.12
9/30/04		32,171	0.80	1.20	0.46	0.06
9/30/03[1]		26,154	0.86	1.19	0.59	0.25
9/30/02[1]		30,851	0.86	1.18	1.09	0.77

55

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Pennsylvania Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0290	$(0.0290)	$1.00	2.94%
9/30/05	1.00	0.0178	(0.0178)	1.00	1.79
9/30/04	1.00	0.0073	(0.0073)	1.00	0.73
9/30/03[1]	1.00	0.0093	(0.0093)	1.00	0.93
9/30/02[1]	1.00	0.0131	(0.0131)	1.00	1.31
Service Class
9/30/06	$1.00	$0.0261	$(0.0261)	$1.00	2.65%
9/30/05	1.00	0.0148	(0.0148)	1.00	1.49
9/30/04	1.00	0.0043	(0.0043)	1.00	0.43
9/30/03[1]	1.00	0.0063	(0.0063)	1.00	0.63
9/30/02[1]	1.00	0.0101	(0.0101)	1.00	1.01
Investor A Class
9/30/06	$1.00	$0.0259	$(0.0259)	$1.00	2.62%
9/30/05	1.00	0.0155	(0.0155)	1.00	1.56
9/30/04	1.00	0.0045	(0.0045)	1.00	0.45
9/30/03[1]	1.00	0.0049	(0.0049)	1.00	0.49
9/30/02[1]	1.00	0.0084	(0.0084)	1.00	0.84
Investor Class B
12/12/01[8] - 4/9/02[1]	$1.00	$0.0003	$(0.0003)	$1.00	0.05%[4]
Virginia Municipal Money Market Portfolio
Institutional Class
9/30/06	$1.00	$0.0295	$(0.0295)	$1.00	2.99%
9/30/05	1.00	0.0181	(0.0181)	1.00	1.83
9/30/04	1.00	0.0082	(0.0082)	1.00	0.82
9/30/03[1]	1.00	0.0094	(0.0094)	1.00	0.95
9/30/02[1]	1.00	0.0144	(0.0144)	1.00	1.45
Service Class
4/24/06[3] - 9/30/06[9]	$1.00	$0.0104	$(0.0104)	$1.00	1.05%[4]
05/13/05[3] - 06/27/05[11]	1.00	0.0023	(0.0023)	1.00	0.23[4]
10/01/03 - 10/07/03[1,12]	1.00	0.0001	(0.0001)	1.00	0.01[4]
9/30/03[1]	1.00	0.0084	(0.0084)	1.00	0.85
9/30/02[1]	1.00	0.0124	(0.0124)	1.00	1.25
Investor A Class
10/1/01[8] - 3/12/02[1]	$1.00	$0.0051	$(0.0051)	$1.00	0.51%[4]

[1]	Audited by other auditors.

[2]	Certain prior year amounts were reclassified to conform to current year presentation.

[3]	Reissuance of shares.

[4]	Not annualized.

[5]	There were no Investor C shares outstanding as of September 30, 2002.

[6]	Annualized.

[7]	There were no Investor B shares outstanding as of September 30, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)
Pennsylvania Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$464,708	0.42%	0.64%	2.92%	2.70%
9/30/05		430,376	0.42	0.72	1.78	1.48
9/30/04		426,130	0.42	0.71	0.73	0.44
9/30/03[1]		416,412	0.42	0.71	0.93	0.64
9/30/02[1]		466,039	0.42	0.70	1.30	1.02
Service Class
9/30/06		$44,406	0.71%	0.89%	2.63%	2.45%
9/30/05		34,219	0.72	0.97	1.47	1.22
9/30/04		32,866	0.72	0.99	0.43	0.15
9/30/03[1]		44,164	0.72	1.01	0.64	0.35
9/30/02[1]		54,574	0.72	1.01	1.01	0.73
Investor A Class
9/30/06		$28,542	0.73%	1.01%	2.49%	2.21%
9/30/05		72,079	0.65	0.96	1.64	1.33
9/30/04		29,647	0.70	1.17	0.44	(0.03)
9/30/03[1]		33,726	0.87	1.18	0.51	0.19
9/30/02[1]		68,204	0.88	1.16	0.83	0.55
Investor Class B
12/12/01[8] - 4/9/02[1]	$	—[7]	1.49%[6]	1.76%[6]	0.14%[6]	(0.13)%[6]

Virginia Municipal Money Market Portfolio (Continued)
Institutional Class
9/30/06		$71,518	0.29%	0.75%	3.03%	2.57%
9/30/05		24,169	0.30	0.92	1.84	1.22
9/30/04		17,857	0.30	0.89	0.83	0.23
9/30/03[1]		21,963	0.30	0.75	0.93	0.48
9/30/02[1]		19,808	0.30	0.75	1.50	1.06
Service Class
4/24/06[3] - 9/30/06	$	—[10]	0.58%[6]	1.09%[6]	3.11%[6]	2.60%[6]
05/13/05[3] - 06/27/05[1][1]		—[11]	0.60[6]	1.18[6]	1.96[6]	1.38[6]
10/01/03 - 10/07/03[1,12]		—[12]	0.40[6]	1.06[6]	0.71[6]	0.04[6]
9/30/03[1]		41,011	0.40	1.05	0.85	0.19
9/30/02[1]		44,143	0.40	1.00	1.19	0.60
Investor A Class
10/1/01[8] - 3/12/02[1]	$	—[13]	0.77%[6]	1.20%[6]	1.21%[6]	0.77%[6]

[8]	Commencement of operations of share class.

[9]	There were no Service shares outstanding during the period May 3, 2006 to June 1, 2006.

[10]	Net assets end of period are less than $500.

[11]	There were no Service shares outstanding as of September 30, 2005.

[12]	There were no Service shares outstanding as of September 30, 2004.

[13]	There were no Investor A shares outstanding as of September 30, 2002.

57

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 registered portfolios, eight of which are included in these financial statements (the “Portfolios”). Each Portfolio of the Fund may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, no BlackRock Shares were outstanding.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Fund Reorganization

On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), acquired SSRM Holdings, Inc., the parent of State Street Research & Management Company (“SSRM”), the investment advisor to the former State Street Research mutual funds.

On January 31, 2005, the Money Market Portfolio acquired all of the assets and certain stated liabilities of the State Street Research Money Market Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research Money Market shareholders on January 25, 2005. Under the Agreement and Plan of Reorganization, 8,688,440 Class B and 154,741,254 Class E shares of the State Street Research Money Market Fund were exchanged for 8,688,440 and 154,741,254 Investor A Class shares of the BlackRock Money Market Portfolio, respectively; 15,158,957 Class B(1) shares of the State Street Research Money Market Fund were exchanged for 15,158,957 Investor B Class shares of the BlackRock Money Market Portfolio; 4,761,926 Class C shares of the State Street Research Money Market Fund were exchanged for 4,761,926 Investor C Class shares of the BlackRock Money Market Portfolio and 26,966,565 Class S shares of the State Street Research Money Market Fund were exchanged for 26,966,565 Institutional Class shares of the BlackRock Money Market Portfolio. The assets of the State Street Research Money Market Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock Money Market Portfolio’s net assets (including $210,334,574 in net assets of the State Street Research Money Market Fund) was $1,605,776,413 before the open of business.

(C)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Security Valuation — Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

58

BLACKROCK FUNDS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

Repurchase Agreements — Money market instruments may be purchased from banks and non-bank dealers subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the federal Reserve book-entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(D)	Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor to the Portfolios. BlackRock Institutional Management Corporation (“BIMC”), a wholly-owned subsidiary of BlackRock, serves as sub-advisor for all of the Portfolios. BlackRock, Inc. is an affiliate of Merrill Lynch and PNC. For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

BlackRock pays BIMC a fee for its sub-advisory services.

PFPC Trust Company, an indirect subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio. Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent have agreed to voluntarily waive a portion of their fees during the period.

59

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Money Market	$—	$24,002
U.S. Treasury	—	14
Municipal	—	8,523
Pennsylvania Municipal	—	67

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.095% of the first $500 million, 0.085% of the next $500 million and 0.075% of assets in excess of $1 billion. Effective February 1, 2006, the administration fee is payable at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

60

BLACKROCK FUNDS

For the year ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES						TOTAL
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	$260,743	$194,330	$58,158	$204,457	$8,918	$2,153	$728,759
U.S. Treasury	84,648	113,863	—	15,171	—	—	213,682
Municipal	30,394	52,325	64,349	2,031	—	—	149,099
New Jersey Municipal	42,955	29,088	—	8,195	—	—	80,238
North Carolina Municipal	30,925	394	—	162	—	—	31,481
Ohio Municipal	52,725	4,789	—	12,194	—	—	69,708
Pennsylvania Municipal	213,985	21,964	—	24,755	—	—	260,704
Virginia Municipal	16,820	8	—	—	—	—	16,828

ADMINISTRATION FEES WAIVED	SHARE C LASSES					TOTAL
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR B	INVESTOR C
Money Market	$260,743	$60,453	$—	$4,172	$1,215	$326,583
U.S. Treasury	84,648	35,818	—	—	—	120,466
Municipal	30,394	16,388	90	—	—	46,872
New Jersey Municipal	42,955	9,354	—	—	—	52,309
North Carolina Municipal	30,925	183	—	—	—	31,108
Ohio Municipal	52,725	1,635	—	—	—	54,360
Pennsylvania Municipal	213,985	6,221	—	—	—	220,206
Virginia Municipal	16,820	8	—	—	—	16,828

TRANSFER AGENT FEES	SHARE CLASSES						TOTAL
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	$65,068	$68,286	$11,401	$307,192	$36,566	$6,823	$495,336
U.S. Treasury	19,348	23,359	—	13,024	—	—	55,731
Municipal	6,937	15,550	12,581	676	—	—	35,744
New Jersey Municipal	10,005	6,304	—	1,900	—	—	18,209
North Carolina Municipal	8,697	209	—	220	—	—	9,126
Ohio Municipal	12,196	1,009	—	2,440	—	—	15,645
Pennsylvania Municipal	53,050	4,697	—	5,511	—	—	63,258
Virginia Municipal	7,463	55	—	—	—	—	7,518

TRANSFER AGENT FEES WAIVED	SHARE CLASSES				TOTAL
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C
Money Market	$8,874	$—	$4,927	$961	$14,762
U.S. Treasury	3,065	—	—	—	3,065
Municipal	900	—	—	—	900
New Jersey Municipal	1,634	—	—	—	1,634
North Carolina Municipal	1,013	—	—	—	1,013
Ohio Municipal	1,826	—	—	—	1,826
Pennsylvania Municipal	7,480	—	—	—	7,480
Virginia Municipal	761	3	—	—	764

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NOTES TO FINANCIAL STATEMENTS (Continued)

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES				TOTAL
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C
Money Market	$22,919	$—	$23,226	$3,655	$49,800
U.S. Treasury	6,231	—	—	—	6,231
Municipal	2,281	—	—	—	2,281
New Jersey Municipal	3,339	—	—	—	3,339
North Carolina Municipal	3,933	34	—	—	3,967
Ohio Municipal	4,065	—	—	—	4,065
Pennsylvania Municipal	19,957	—	—	—	19,957
Virginia Municipal	5,035	34	—	—	5,069

SHAREHOLDER SERVICE FEES	SHARE CLASSES					TOTAL
	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	$1,025,451	$299,310	$1,031,011	$44,166	$11,099	$2,411,037
U.S. Treasury	592,700	—	76,363	—	—	669,063
Municipal	289,877	334,276	9,647	—	—	633,800
New Jersey Municipal	151,580	—	42,976	—	—	194,556
North Carolina Municipal	1,823	—	837	—	—	2,660
Ohio Municipal	23,236	—	67,111	—	—	90,347
Pennsylvania Municipal	118,391	—	106,527	—	—	224,918
Virginia Municipal Money Market	84	—	—	—	—	84

SHAREHOLDER SERVICE FEES WAIVED	S HARE CLASSES			TOTAL
	HILLIARD LYONS	INVESTOR B	INVESTOR C
Money Market	$—	$44,166	$11,099	$55,265
Municipal	334,276	—	—	334,276

DISTRIBUTION FEES	SHARE C LASSES				TOTAL
	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	$119,724	$412,688	$134,102	$33,450	$699,964
U.S. Treasury	—	30,538	—	—	30,538
Municipal	133,711	3,859	—	—	137,570
New Jersey Municipal	—	17,190	—	—	17,190
North Carolina Municipal	—	335	—	—	335
Ohio Municipal	—	26,838	—	—	26,838
Pennsylvania Municipal	—	42,899	—	—	42,899

DISTRIBUTION FEES WAIVED	SHARE CLASSES		TOTAL
	HILLIARD LYONS	INVESTOR A
Money Market	$119,724	$412,688	$532,412
U.S. Treasury	—	30,538	30,538
Municipal	133,711	3,859	137,570
New Jersey Municipal	—	17,190	17,190
North Carolina Municipal	—	335	335
Ohio Municipal	—	26,838	26,838
Pennsylvania Municipal	—	42,899	42,899

In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

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BLACKROCK FUNDS

BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	0.42%	0.72%	0.91%	0.89%	1.49%	1.49%[1]
U.S. Treasury	0.41%	0.71%	NA	0.88%	1.48%[1]	1.48%[1]
Municipal	0.42%	0.72%	0.66%	0.89%	1.49%[1]	1.49%[1]
New Jersey Municipal	0.39%	0.69%	NA	0.96%	1.46%[1]	1.46%[1]
North Carolina Municipal	0.30%	0.60%	NA	0.87%	1.37%[1]	1.37%[1]
Ohio Municipal	0.39%	0.69%	NA	0.96%	1.46%[1]	1.46%[1]
Pennsylvania Municipal	0.42%	0.72%	NA	0.99%	1.49%[1]	1.48%[1]
Virginia Municipal	0.30%	0.60%	NA	0.87%[1]	1.37%[1]	1.37%[1]

[1]	There were no shares outstanding as of September 30, 2006.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting. Under terms of the Agreement and Plan of Reorganization of the State Street Research Money Market Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B, and Investor C share classes of the Money Market Portfolio are not subject to future recoupment by BlackRock.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
U.S. Treasury	$1,317,236	$1,194,807	$502,475	$3,014,518
Municipal	1,151,500	630,099	216,245	1,997,844
New Jersey Municipal	479,468	456,571	233,259	1,169,298
North Carolina Municipal	261,156	304,943	158,000	724,099
Ohio Municipal	431,627	413,974	198,861	1,044,462
Pennsylvania Municipal	1,334,315	1,359,479	630,652	3,324,446
Virginia Municipal	101,140	142,461	131,605	375,206

The following waivers previously incurred on the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2006, as follows:

U.S. Treasury	$2,107,024
Municipal	1,946,590
New Jersey Municipal	553,395
North Carolina Municipal	645,013
Ohio Municipal	492,327
Pennsylvania Municipal	1,505,526
Virginia Municipal	233,309

Pursuant to the Fund’s Plan the Fund may pay BlackRock Distributors, Inc. (the “Distributor”) and/or BlackRock or any other affiliate of PNC and Merrill Lynch fees for distribution and sales support services. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to

63

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NOTES TO FINANCIAL STATEMENTS (Continued)

shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class-Specific Fee Arrangement

	Share Classes
	Institutional		Service		Hilliard Lyons		Investor A		Investor B		Investor C
Portfolio	Contractual Fees	Actual Fees (4)	Contractual Fees (1)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (3)	Actual Fees (4)	Contractual Fees (3)	Actual Fees (4)
Money Market	None	None	0.25%	0.25%	0.35%	0.25%	0.35%	0.25%	1.00%	0.75%	1.00%	0.75%
U.S. Treasury	None	None	0.25%	0.25%	N/A	N/A	0.35%	0.25%	1.00%	N/A	1.00%	N/A
Municipal	None	None	0.25%	0.25%	0.35%	None	0.35%	0.25%	1.00%	N/A	1.00%	N/A
New Jersey Municipal	None	None	0.25%	0.25%	N/A	N/A	0.35%	0.25%	1.00%	N/A	1.00%	N/A
North Carolina Municipal	None	None	0.25%	0.25%	N/A	N/A	0.35%	0.25%	1.00%	N/A	1.00%	N/A
Ohio Municipal	None	None	0.25%	0.25%	N/A	N/A	0.35%	0.25%	1.00%	N/A	1.00%	N/A
Pennsylvania Municipal	None	None	0.25%	0.25%	N/A	N/A	0.35%	0.25%	1.00%	N/A	1.00%	N/A
Virginia Municipal	None	None	0.25%	0.25%	N/A	N/A	0.35%	N/A	1.00%	N/A	1.00%	N/A

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(4) — the actual fees are for the year ending September 30, 2006.

BlackRock maintains a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statements of Operations.

	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Money Market	$30,003	$28,634	$8,297	$66,369	$5,748	$1,306	$140,357
U.S. Treasury	7,307	14,095	—	2,038	—	—	23,440
Municipal	2,699	6,327	7,649	296	—	—	16,971
New Jersey Municipal	3,964	3,695	—	1,040	—	—	8,699
North Carolina Municipal	2,638	99	—	79	—	—	2,816
Ohio Municipal	4,331	549	—	1,442	—	—	6,322
Pennsylvania Municipal	19,316	2,557	—	3,132	—	—	25,005
Virginia Municipal	1,627	3	—	—	—	—	1,630

In April of 2005, BlackRock determined that the Municipal Money Market Portfolio had purchased a security, the interest on which was subject to federal Alternative Minimum Tax (“AMT”) (an “AMT Security”) in violation of the Portfolio’s investment policy that limits investments in AMT Securities to 20% of Portfolio net assets. Once the issue was identified, the Portfolio sold a sufficient amount of AMT Securities such that its total investments in AMT Securities was less then 20% of Net assets. The Portfolio did not incur a gain or loss in such sale. BlackRock reimbursed the Portfolio $3,098, which represents the additional tax liability that would be incurred by shareholders if all of the shareholders of the Portfolio were subject to the AMT.

64

BLACKROCK FUNDS

For the year ended September 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated received the following contingent deferred sales charges relating to transactions in Investor B class and Investor C class:

	INVESTOR B CLASS	INVESTOR C CLASS
Money Market	$5,573	$160

For the year ended September 30, 2006, investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	NET ACTIVITY	INTEREST INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Money Market	Merrill Lynch, Master Notes	$(22,000,000)	$564,265	$—
	Merrill Lynch, Repurchase Agreements	—	57,866	—
	Merrill Lynch, Variable Rate Notes	(50,000,000)	2,050,939	—
U.S. Treasury Money Market	Merrill Lynch, Repurchase Agreements	—	800,968	—
Municipal	Alaska Housing Finance Corp., Merrill Lynch P-Float	(6,000,000)	26,653	—
	Commonwealth of Puerto Rico Highway & Transportation, Merrill Lynch P-Float	(700,000)	3,094	—
	Denver Urban Renewal Authority, Merrill Lynch P-Float	1,500,000	50,571	1,500,000
	Florida Housing Finance Corp., Merrill Lynch P-Float	(1,470,000)	47,551	—
	Golden State Tobacco Securitization Corp., Merrill Lynch P-Float	—	44,530	1,330,000
	Metropolitan Pier & Exposition Authority, Merrill Lynch P-Float	—	16,780	500,000
	North Carolina Municipal Power Agency, Merrill Lynch P-Float	(2,000,000)	13,033	—
	Pleasant Valley School District, Merrill Lynch P-Float	—	4,959	150,000
	Puttable Floating Option Receipts, Merrill Lynch P-Float Series 2005A	(2,100,000)	50,762	—
	Puttable Floating Option Receipts, Merrill Lynch P-Float Series 2005-PZP-2	(1,490,000)	19,950	—
	Tobacco Settlement Financing Corp., Merrill Lynch P-Float	(1,200,000)	52,663	—
	Will County Community School District GO, Merrill Lynch P-Float	(1,000,000)	29,697	—
New Jersey Municipal	New Jersey Economic Development Authority, Merrill Lynch P-Float	(7,700,000)	227,569	—
	New Jersey Health Care Facilities, Merrill Lynch P-Float	(515,000)	259,989	7,415,000
	New Jersey Tobacco Settlement Financing, Merrill Lynch P-Float	(5,975,000)	188,354	—
	Port Authority of New York & New Jersey, Merrill Lynch P-Float	—	261,494	7,855,000
North Carolina Municipal	Commonwealth of Puerto Rico, Merrill Lynch P-Float	(600,000)	2,652	—
	North Carolina Municipal Power Agency, Merrill Lynch P-Float	(2,000,000)	13,033	—
	Raleigh Durham Airport Authority, Merrill Lynch P-Float	(3,000,000)	28,574	—
Ohio Municipal	Hamilton County Hospital Facilities, Merrill Lynch P-Float	4,900,000	32,663	4,900,000
	Rickenbacker Port Authority, Merrill Lynch P-Float	(155,000)	175,174	5,080,000
Pennsylvania Municipal	Delaware Valley Regional Finance Authority, Merrill Lynch P-Float	(4,995,000)	14,016	—
	Pennsylvania Economic Development Financing Authority, Merrill Lynch P-Float Series 2004	—	167,453	5,000,000

65

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NOTES TO FINANCIAL STATEMENTS (Continued)

	PORTFOLIO COMPANY	NET ACTIVITY	INTEREST INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
	Pennsylvania Economic Development Financing Authority, Merrill Lynch P-Float Series 2005	$(4,015,000)	$14,271	$—
	Pennsylvania Higher Educational Facilities Authority, Merrill Lynch P-Float Series 2004	925,000	574,009	19,225,000
	Pennsylvania Higher Educational Facilities Authority, Merrill Lynch P-Float Series 2005	(5,060,000)	207,927	—
	Philadelphia Airport RB, Merrill Lynch P-Float	(1,000,000)	52,703	—
	Pittsburgh Water & Sewer Systems, Merrill Lynch P-Float	(5,725,000)	128,529	—
Virginia Municipal	Chesterfield County IDRB, Merrill Lynch P-Float	—	42,143	1,250,000
	Commonwealth of Puerto Rico Highway & Transportation, Merrill Lynch P-Float	(500,000)	2,210	—
	Tobacco Settlement Financing Corp., Merrill Lynch P-Float	(3,050,000)	84,222	—
	Virginia Public School Authority RB, Merrill Lynch P-Float	(600,000)	5,113	—
	Virginia Resource Authority Clean Water, Merrill Lynch P-Float	—	16,659	505,000

In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006, was as follows:

Money Market	$7,733
U.S. Treasury Money Market	73
Municipal Money Market	20
New Jersey Municipal Money Market	27
North Carolina Municipal Money Market	13
Ohio Municipal Money Market	9
Pennsylvania Municipal Money Market	35
Virginia Municipal Money Market	6

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly”.

(E)	Capital Shares

Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown on the following pages for such transactions.

66

BLACKROCK FUNDS

Transactions in capital shares for each year were as follows:

	MONEY MARKET
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares issued from the acquisition:(1)
Institutional Class	$—	$26,966,565
Investor A Class	—	163,429,694
Investor B Class	—	15,158,957
Investor C Class	—	4,761,926
Shares sold:
Institutional Class	1,829,862,461	1,471,011,786
Service Class	1,628,218,988	1,456,169,230
Hilliard Lyons Class	97,225,202	114,338,508
Investor A Class	332,518,249	364,963,335
Investor B Class	22,421,853	9,040,751
Investor C Class	11,390,892	4,097,308
Shares issued in reinvestment of dividends:
Institutional Class	888,010	411,878
Service Class	2,427,631	1,285,575
Hilliard Lyons Class	4,859,054	2,448,010
Investor A Class	15,718,881	8,575,542
Investor B Class	525,227	235,555
Investor C Class	137,842	64,255
Shares redeemed:
Institutional Class	(1,837,207,867)	(1,517,293,240)
Service Class	(1,594,500,937)	(1,420,060,947)
Hilliard Lyons Class	(96,917,880)	(116,973,705)
Investor A Class	(382,223,140)	(465,850,554)
Investor B Class	(22,202,844)	(14,643,659)
Investor C Class	(7,706,485)	(4,764,873)

Net increase	$5,435,137	$103,371,897

(1)	See Note (B).

	U.S. TREASURY
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$279,981,509	$581,006,132
Service Class	1,002,926,784	1,246,791,596
Investor A Class	35,814,478	31,284,000
Shares issued in reinvestment of dividends:
Institutional Class	3,198	536
Service Class	355,769	210,607
Investor A Class	1,180,321	736,089
Shares redeemed:
Institutional Class	(232,927,357)	(592,231,695)
Service Class	(1,013,954,890)	(1,209,596,697)
Investor A Class	(40,391,322)	(41,311,290)

Net increase	$32,988,490	$16,889,278

67

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$202,431,980	$285,681,384
Service Class	355,085,644	228,128,150
Hilliard Lyons Class	134,913,206	136,113,807
Investor A Class	17,228,598	32,576,400
Shares issued in reinvestment of dividends:
Institutional Class	6,384	8,419
Service Class	561,919	211,590
Hilliard Lyons Class	3,797,997	2,251,776
Investor A Class	97,713	79,599
Shares redeemed:
Institutional Class	(217,080,299)	(336,438,973)
Service Class	(316,981,560)	(204,841,772)
Hilliard Lyons Class	(124,713,766)	(139,124,201)
Investor A Class	(18,758,860)	(35,716,119)

Net increase (decrease)	$36,588,956	$(31,069,940)

	NEW JERSEY MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$321,032,478	$227,139,327
Service Class	42,115,139	60,335,438
Investor A Class	49,632,471	32,747,181
Shares issued in reinvestment of dividends:
Institutional Class	71,815	106,670
Service Class	100,259	52,789
Investor A Class	440,071	197,999
Shares redeemed:
Institutional Class	(296,262,381)	(233,444,754)
Service Class	(45,055,558)	(60,492,949)
Investor A Class	(47,438,082)	(30,740,159)

Net increase (decrease)	$24,636,212	$(4,098,458)

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BLACKROCK FUNDS

	NORTH CAROLINA MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$286,431,544	$209,741,015
Service Class	1,081,749	7,584,781
Investor A Class	88,174	42,000
Shares issued in reinvestment of dividends:
Institutional Class	996,727	613,029
Service Class	8,394	—
Investor A Class	8,841	5,082
Shares redeemed:
Institutional Class	(282,359,893)	(212,511,399)
Service Class	(7,357,242)	(821,749)
Investor A Class	(102,262)	(44,225)

Net increase (decrease)	$(1,203,968)	$4,608,534

	OHIO MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$373,105,885	$416,216,719
Service Class	94,190,838	102,881,674
Investor A Class	80,747,016	74,822,659
Shares issued in reinvestment of dividends:
Institutional Class	137,332	193,067
Service Class	44,699	34,216
Investor A Class	716,399	384,943
Shares redeemed:
Institutional Class	(330,924,345)	(449,742,164)
Service Class	(98,812,689)	(108,002,227)
Investor A Class	(82,089,581)	(86,485,328)

Net increase (decrease)	$37,115,554	$(49,696,441)

69

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PENNSYLVANIA MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$686,505,808	$691,010,747
Service Class	236,751,195	82,803,397
Investor A Class	101,312,120	150,289,355
Shares issued in reinvestment of dividends:
Institutional Class	343,820	113,667
Service Class	570,794	183,050
Investor A Class	1,070,057	914,451
Shares redeemed:
Institutional Class	(652,527,157)	(686,849,356)
Service Class	(227,135,915)	(81,630,970)
Investor A Class	(145,920,088)	(108,768,404)

Net increase	$970,634	$48,065,937

	VIRGINIA MUNICIPAL
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold:
Institutional Class	$182,153,307	$94,946,827
Service Class	1,377,604	14,980
Shares issued in reinvestment of dividends:
Institutional Class	74,439	36,052
Shares redeemed:
Institutional Class	(134,880,469)	(88,670,193)
Service Class	(1,377,367)	(14,980)

Net increase	$47,347,514	$6,312,686

On September 30, 2006, four shareholders held approximately 78% of the outstanding shares of the Money Market Portfolio, four shareholders held approximately 87% of the outstanding shares of the U.S. Treasury Money Market Portfolio, three shareholders held approximately 87% of the outstanding shares of the Municipal Money Market Portfolio, four shareholders held approximately 93% of the outstanding shares of the New Jersey Municipal Money Market Portfolio, four shareholders held approximately 90% of the outstanding shares of the North Carolina Municipal Money Market Portfolio, two shareholders held approximately 90% of the outstanding shares of the Ohio Municipal Money Market Portfolio, two shareholders held approximately 83% of the outstanding shares of the Pennsylvania Municipal Money Market Portfolio and four shareholders held approximately 92% of the outstanding shares of the Virginia Municipal Money Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F)	Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or

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permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, attributable to capital loss carryover expiration and equalization distributions, were reclassified to the following accounts:

	INCREASE (DECREASE) PAID-IN- CAPITAL	INCREASE (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Municipal Money	$2,700	$(2,700)
North Carolina Municipal	4,732	(4,732)
Ohio Municipal	(3,203)	3,203

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

	TAX-FREE INCOME	ORDINARY INCOME	LONG -TERM CAPITAL GAINS
Money Market
9/30/06	$—	$62,489,092	$—
9/30/05	—	31,021,152	—
U.S. Treasury
9/30/06	—	18,282,111	—
9/30/05	—	8,916,517	—
Municipal Money
9/30/06	8,768,655	—	—
9/30/05	5,253,149	—	—
New Jersey Municipal
9/30/06	4,691,831	—	—
9/30/05	2,406,767	—	—
North Carolina Municipal
9/30/06	1,985,582	—	—
9/30/05	1,127,667	—	—
Ohio Municipal
9/30/06	4,332,294	—	—
9/30/05	2,586,302	—	—
Pennsylvania Municipal
9/30/06	15,686,567	—	—
9/30/05	8,806,806	—	—
Virginia Municipal
9/30/06	1,254,786	—	—
9/30/05	365,649	—	—

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NOTES TO FINANCIAL STATEMENTS (Concluded)

As of September 30, 2006, the tax components of distributable earnings/(accumulated losses) were as follows:

	UNDISTRIBUTED TAX-FREE INCOME	UNDISTRIBUTED ORDINARY INCOME	ACCUMULATED LONG-TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER LOSSES
Money Market	$—	$3,940,431	$—	$(70,532)	$—
U.S. Treasury	—	1,740,588	—	(50,579)	—
Municipal Money	426,492	29,290	6,526	—	—
New Jersey Municipal	412,526	—	2,192	—	—
North Carolina Municipal	72,874	—	—	—	(7,625)
Ohio Municipal	347,284	—	—	(23,995)	—
Pennsylvania Municipal	1,265,715	—	—	(23,168)	—
Virginia Municipal	182,492	—	584	—	—

Post-October losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the fiscal year ended September 30, 2006, $114,072 of Money Market’s and $77 of Virginia Money Market’s capital loss carryforwards were used to offset net taxable gains realized in the fiscal year September 30, 2006.

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Money Market	$—	$—	$—	$—	$70,532	$—	$—	$—	$70,532
U.S. Treasury	—	—	13,150	11,911	12,380	—	—	13,138	50,579
Municipal Money	—	—	—	—	—	—	—	—	—
New Jersey Municipal	—	—	—	—	—	—	—	—	—
North Carolina Municipal	—	—	—	—	—	—	—	—	—
Ohio Municipal	16,541	6,193	—	—	1,261	—	—	—	23,995
Pennsylvania Municipal	—	—	—	—	—		—	23,168	23,168
Virginia Municipal	—	—	—	—	—	—	—	—	—

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(G)	Subsequent Events

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares will be eliminated.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market Portfolios, eight of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the years ended September 30, 2002 and September 30, 2001 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

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FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

75

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FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

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FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

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ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory and sub-advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC, and between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation (collectively, the “Advisors”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisors, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

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(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisors, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) for Portfolios currently having an investment sub-advisor, the existence of that sub-advisory relationship, the division of responsibilities between the investment advisor and the sub-advisor and the services provided by each of them;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(x) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xii) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same, and the fact that each applicable Portfolio’s investment advisor will continue to bear all of its sub-advisory fees;

(xiii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory and sub-advisory agreements (collectively, the “Current Advisory Agreements”);

(xiv) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisors had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisors, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940

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ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisors’ investment philosophy and process used to manage each of the Portfolios, as well as a description of each Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisors’ in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisors to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisors, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisors with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisors’ and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisors would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature,

82

BLACKROCK FUNDS

quality and extent of the services provided by the applicable Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	except for the Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios and the Investor A Class of the New Jersey Municipal Money Market, North Carolina Municipal Money Market and Ohio Municipal Money Market Portfolios, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	except for the Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that:

•	with respect to the New Jersey Municipal Money Market, North Carolina Municipal Money Market and Ohio Municipal Money Market Portfolios, the difference by which such Portfolios’ contractual advisory fees were higher than the median for their respective peers was not significant;

•	with respect to the Institutional Class of the Pennsylvania Municipal Money Market Portfolio and the Investor A Class of the Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, its actual total expenses were equal to or lower than the median; and

•	with respect to the Institutional Class of the Money Market and U.S. Treasury Money Market Portfolios, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that were at least equal to or above the performance median for the Portfolio’s peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

83

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisors pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Municipal Money Market Portfolio and the Investor A Class of the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisors’ and their affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisors and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in

84

BLACKROCK FUNDS

the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement and new Sub-Advisory Agreement for each of the following Portfolios. The votes regarding the approval of the new agreements were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Money Market	785,460,111	2,001,382	4,110,681
U.S. Treasury	279,277,651	715,484	—
Municipal Money Market[1]	166,151,513	4,108,559	918,584
New Jersey Municipal Money Market	141,106,557	1,848	35,477
North Carolina Municipal Money Market	54,644,205	534,638	—
Ohio Municipal Money Market	88,297,973	—	1,091,410
Pennsylvania Municipal Money Market	496,176,438	177,919	21,058
Virginia Municipal Money Market	19,105,058	—	—

85

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

Approve the new Sub-Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Money Market	785,858,478	1,935,508	3,778,188
U.S. Treasury	279,277,672	715,463	—
Municipal Money Market[1]	165,772,699	3,973,149	1,432,809
New Jersey Municipal Money Market	141,085,306	23,099	35,477
North Carolina Municipal Money Market	55,178,843	—	—
Ohio Municipal Money Market	88,297,973	—	1,091,410
Pennsylvania Municipal Money Market	496,176,438	177,919	21,058
Virginia Municipal Money Market	19,105,058	—	—

[1] —	The Special Meeting of Shareholders was adjourned until September 15, 2006

(D)	For non-resident aliens, the following percentages of ordinary income distributions paid during the fiscal year ended September 30, 2006 are treated as qualified interest income (“QII”) and qualified short-term gains (“QSTG”).

	QII	QSTCG
Money Market	95.90%	—
U.S. Treasury	94.01%	—

86

BLACKROCK FUNDS

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor

BlackRock Institutional Management Corporation

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Developing Capital Markets Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global Resources Portfolio*

BlackRock Global Science & Technology Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Global Technology Fund

BlackRock Global Value Fund

BlackRock Healthcare Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio*

BlackRock International Value Fund

BlackRock Investment Trust

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Legacy Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio*

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Real Investment Fund

BlackRock Short-Term Bond Fund

BlackRock Total Return Portfolio

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock Florida Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Ohio Municipal Bond Portfolio

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio‡

BlackRock NC Municipal MM Portfolio‡

BlackRock NJ Municipal MM Portfolio‡

BlackRock OH Municipal MM Portfolio‡

BlackRock PA Municipal MM Portfolio‡

BlackRock Summit Cash Reserves Fund*

BlackRock U.S. Treasury MM Portfolio

BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

MM-ANN 9/06	BLACKROCK

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds Strategic Portfolio |
ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley

Managing Director

BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

BLACKROCK STRATEGIC PORTFOLIO I

Total Net Assets (9/30/06): $82.0 million

Performance Benchmark:

Citigroup Non–U.S. World Government Bond Index (Hedged)

Investment Approach:

Seeks to maximize total return through the investment in a portfolio of investment–grade fixed income securities of non–U.S. and U.S. issuers denominated in non–U.S. currencies, baskets of non–U.S. currencies and the U.S. dollar.

Recent Portfolio Management Activity:

•	The BlackRock Strategic Portfolio I, a non–diversified fund, is only offered internally to separate account clients of BlackRock. These clients typically have a core fixed income account and would like to gain non–U.S. exposure. Since the Portfolio is one component of a broader separate account mandate, the portfolio management team does not utilize a benchmark to manage the Portfolio. The Citigroup Non–U.S. World Government Bond Index (Hedged) is the de–facto benchmark used for fund reporting purposes. The Portfolio outperformed the benchmark for the annual period ended September 30, 2006.

•	The European Central Bank (ECB) raised its overnight rate by 50 basis points to 2.5%, continuing to emphasize that future rate moves would be highly dependent on current economic data releases. European bond yields increased sharply, and the yield curve flattened dramatically. The ECB increased its anti–inflationary rhetoric as pass–through effects from energy prices remained of great concern. The Bank of Japan (BOJ) joined its U.S. and European counterparts and began removing monetary stimulus from the Japanese economy, a seismic event that echoed throughout the world markets. By the end of the first half of the annual period, domestic economic indicators showed sustained strength; national core inflation stayed relatively positive; and the Nikkei closed above the technically important 17,000 level.

•	During the second half of the annual period, global markets were largely driven by events transpiring in the U.S., particularly the fear of a hard economic landing, a struggling housing market and related effects on the U.S. consumer. Non–U.S. dollar markets continued to ponder the potential impact of a U.S. slowdown and significantly lower energy prices on the global economy, with a focus on global monetary policy prospects. In the U.S., the Fed paused in its tightening campaign, leaving the fed funds target rate unchanged at 5.25%. The ECB continued on its path of gradual rate hikes, delivering two 25–basis–point hikes that brought the base rates to 3%. In August, the Bank of England (BOE) raised rates, taking back the 25–basis–point rate cut it delivered a year earlier. The economy broadly rebounded following that rate cut —housing prices trended higher, total business investment rebounded and inflation was now predicted to be above the BOE target well into 2007. In Japan, the BOJ delivered its first rate hike in six years. Expectations of further rate hikes were dampened by a larger–than–anticipated impact from rebasing the consumer price index (CPI).

•	With respect to portfolio strategy, the Portfolio’s positions in New Zealand and Canada benefited performance for a large part of the annual period. The Portfolio’s duration position in the Euro Bloc contributed positively to performance, with the exception of the fourth fiscal quarter. The Portfolio’s country allocations in Germany, Poland, and Denmark also benefited performance. During the first half of the annual period, the Portfolio benefited from the flattening of the European yield curve.

•	The Portfolio’s position in Japan benefited performance for the large part of the fiscal year. From a sector perspective, the Portfolio added exposure to JGB floaters, which early on had a negative impact on performance, but was a benefit during the second half of the fiscal year. The Portfolio maintained a long position in the Japanese yen versus the U.S. dollar, which benefited performance in the fiscal third quarter, but was neutral to negative for the balance of the year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC PORTFOLIO I AND

THE CITIGROUP NON–U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Strategic Portfolio I – Average Annual Return

1 Year	3 Year	5 Year	From Inception
2.49%	3.21%	5.12%	6.86%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

BLACKROCK STRATEGIC PORTFOLIO I

FUND PROFILE

Credit Quality (% of long–term investments)[1]
AAA	69.0%
AA	31.0

Total	100.0%

Countries (% of long–term investments)
European Currency Unit	24.6%
Japan	23.1
Germany	15.7
Spain	12.0
Canada	7.5
United Kingdom	4.4
Italy	4.1
Netherlands	3.7
France	3.5
New Zealand	1.4

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.24
Effective Duration[2]	0.62
[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.
[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,027.50	1,024.04
Expenses Incurred During Period (4/01/06 - 9/30/06)	0.97	0.96

For the Institutional share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK STRATEGIC PORTFOLIO I

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 22.7%
Federal Home Loan Mortgage Corp.
4.63%	02/15/07	$14,600	$18,584,161

(Cost $18,206,730)
FOREIGN BONDS — 69.5%
Canada — 6.9%
Government of Canada Bonds (CND)
4.00%	09/01/10-06/01/16	3,060	2,742,705
Province of Ontario, Unsecured Notes (NZD)
6.25%	06/16/15	4,610	2,939,200

			5,681,905

France — 3.3%
French Treasury Notes (EUR)
2.50%	06/12/10	2,200	2,682,064

Germany — 14.5%
Bundesobligation (EUR)
4.00%	02/16/07	6,400	8,129,342
3.50%	10/10/08-04/08/11	2,950	3,727,215

			11,856,557

Italy — 3.7%
Buoni Poliennali Del Tes (EUR)
2.75%	06/15/10	2,500	3,070,307

Japan — 21.3%
Japan Government Bonds (JPY)
1.33%(b)	01/20/21	2,100,000	17,456,533

Netherlands — 3.4%
Kingdom of Netherlands Bonds (EUR)
4.00%	01/15/37	2,200	2,827,296

New Zealand — 1.3%
General Electric Capital Corp., Senior Unsubordinated Notes (NZD)
6.50%	09/28/15	1,680	1,073,139

Spain — 11.1%
Bonos Y Oblig. Del Estado (EUR)
3.25%	07/30/10	2,200	2,752,727
5.40%	07/30/11	4,625	6,311,819

			9,064,546

United Kingdom — 4.0%
United Kingdom Treasury Bonds (GBP)
4.75%	09/07/15	1,750	3,321,623

TOTAL FOREIGN BONDS (Cost $57,222,983)			57,033,970

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.6%
Federal Home Loan Bank, Discount Notes
4.75%(c)	10/02/06	$3,400	3,399,551
5.05%(c)(d)	10/13/06	400	399,327
U.S. Treasury Bills
4.63%(d)	10/12/06	700	699,010
Galileo Money Market Fund		91	91,488

TOTAL SHORT TERM INVESTMENTS (Cost $4,589,376)			4,589,376

TOTAL INVESTMENTS IN SECURITIES — 97.8% (Cost $80,019,089(a))			80,207,507
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.2%			1,821,397

NET ASSETS — 100.0%			$82,028,904

(a)	Cost for federal income tax purposes is $80,025,654. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,001,058
Gross unrealized depreciation	(819,205)

$181,853

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Rates shown are the effective yields as of September 30, 2006.

(d)	Securities, or a portion thereof, pledged as collateral with a value of $1,098,560 on 208 short Euro Bobl futures contracts and 17 short British Gilt futures contracts expiring in December 2006. The notional value of such contracts on September 30, 2006 was $24,740,280, with an unrealized gain of $3,843 (including commissions of $578).

KEY TO INVESTMENT ABBREVIATIONS

CND	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

BLACKROCK STRATEGIC PORTFOLIO I

AS OF SEPTEMBER 30, 2006
ASSETS
Investments at value[1]	$80,207,507
Cash denominated in foreign currencies[2]	190,383
Interest receivable	1,162,111
Unrealized appreciation on forward foreign currency contracts	485,674
Futures margin receivable	32,236

TOTAL ASSETS	82,077,911

LIABILITIES
Distributions payable	3,752
Unrealized depreciation on forward foreign currency contracts	601
Administration fees payable	6,080
Custodian fees payable	14,693
Transfer agent fees payable	528
Officers’ and trustees’ fees payable	30
Other accrued expenses payable	23,323

TOTAL LIABILITIES	49,007

NET ASSETS	$82,028,904

[1] Cost of Investments	$80,019,089
[2] Cost of cash denominated in foreign currencies	193,498

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$80,961,375
Undistributed net investment income	1,004,981
Accumulated net realized loss on investment transactions, futures contracts and forward foreign currency related transactions	(613,830)
Net unrealized appreciation on investment transactions, futures contracts and forward foreign currency related transactions	676,378

$82,028,904

Institutional Shares:
Net Assets	$82,028,904
Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,468,482
Net Asset Value, offering and redemption price per share	$8.66

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

STATEMENT OF OPERATIONS

BLACKROCK STRATEGIC PORTFOLIO I

FOR THE YEAR ENDED SEPTEMBER 30, 2006
Investment income:
Interest	$2,748,933
Interest from affiliates	13

Total investment income	2,748,946

Expenses:
Investment advisory fee	149,314
Administration fee	104,374
Custodian fee	40,434
Legal and audit fees	31,762
Transfer agent fee	8,769
Printing fees	5,136
Officers’ and trustees’ fees	2,819
Other	8,464

Total expenses	351,072
Less investment advisory fee waived	(149,314)
Less administration fees waived	(64,147)
Less custodian fee waived	(746)
Less transfer agent fees waived	(515)
Less fees paid indirectly (Note C)	(3)

Net expenses	136,347

Net investment income	2,612,599

Realized and unrealized gain (loss) on investments, futures contracts and forward foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	(575,266)
Futures contracts	1,987,517
Forward foreign currency transactions	(3,174,438)

(1,762,187)

Change in unrealized appreciation (depreciation) from:
Investments	(913,239)
Futures contracts	(238,447)
Forward foreign currency transactions	2,188,736

1,037,050

Net loss on investments, futures contracts and forward foreign currency transactions	(725,137)

Net increase in net assets resulting from operations	$1,887,462

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

BLACKROCK STRATEGIC PORTFOLIO I

	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase in net assets:
Operations:
Net investment income	$2,612,599	$2,808,275
Net realized gain (loss)	(1,762,187)	3,315,083
Net change in unrealized appreciation (depreciation)	1,037,050	(2,950,005)

Net increase in net assets resulting from operations	1,887,462	3,173,353

Distributions to shareholders from:
Net investment income	(2,612,599)	(2,808,275)
Net realized gains	(196,270)	—

Total distributions to shareholders	(2,808,869)	(2,808,275)

Capital share transactions:
Shares sold	22,419,430	59,016,869
Shares issued in reinvestment of distributions	2,743,838	2,793,808
Shares redeemed	(13,498,985)	(58,199,623)

Net increase in net assets resulting from capital share transactions	11,664,283	3,611,054

Total increase in net assets	10,742,876	3,976,132

Net assets:
Beginning of year	71,286,028	67,309,896

End of year	$82,028,904	$71,286,028

End of year undistributed net investment income	$1,004,981	$1,700,677

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of year	$8.78	$8.75	$8.85	$8.87	$9.20

Net investment income	0.30 [2]	0.36 [2]	0.33 [2]	0.42	0.42
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.09)	0.03	(0.10)	0.13	0.40

Net increase from investment operations	0.21	0.39	0.23	0.55	0.82

Distributions from net investment income	(0.30)	(0.36)	(0.16)	(0.57)	(1.15)
Distributions from net realized gains	(0.03)	—	—	—	—
Distributions from capital	—	—	(0.17)	—	—

Total distributions	(0.33)	(0.36)	(0.33)	(0.57)	(1.15)

Net asset value, end of year	$8.66	$8.78	$8.75	$8.85	$8.87

Total Return	2.49%	4.47%	2.69%	6.39%	9.74%
Ratios / Supplemental data
Net assets, end of year (in thousands)	$82,029	$71,286	$67,310	$56,122	$31,253
Ratio of expenses to average net assets	0.18%	0.22%	0.42%	0.26%	0.85%
Ratio of expenses to average net assets (excluding interest expense)	0.18%	0.20%	0.23%	0.26%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.47%	0.58%	0.71%	0.50%	1.15%
Ratio of net investment income to average net assets	3.50%	4.03%	3.80%	3.89%	4.73%
Ratio of net investment income to average net assets (excluding waivers)	3.21%	3.67%	3.51%	3.65%	4.43%
Portfolio turnover	156%	223%	203%	235%	180%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 investment portfolios. These financial statements relate to the Fund’s Strategic Portfolio I (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Fund’s Board of Trustees (the “Board”); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board. As of September 30, 2006, there were no Fair Valued Assets.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by the Portfolio each day on “settled” shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

9

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — The Portfolio enters into forward foreign currency contracts. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2006, the Portfolio is obligated to receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
1/10/07	2,962,753	Canadian Dollar	$2,658,382	$2,658,983	$(601)
1/10/07	39,133,773	Euro	50,275,160	49,895,052	380,108
1/10/07	1,780,000	British Pound	3,391,656	3,336,088	55,568
1/10/07	5,740,198	New Zealand Dollar	3,773,899	3,723,901	49,998

			$60,099,097	$59,614,024	$485,073

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements with qualified third party brokers-dealers as determined by and under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements held by the Portfolio at September 30, 2006.

Futures Transactions — The Portfolio invests in futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When contracts are closed, the

10

BLACKROCK FUNDS

Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Financing Transactions — The Portfolio may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Investing in Government-Sponsored Enterprises — The Portfolio invests in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the U.S. government.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from the estimates and such differences could be material.

Other — Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

(C)	Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. (“BFM”), a wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolio. For its advisory services, BFM is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio’s average daily net assets.

BFM has contractually agreed to waive or reimburse all of its advisory fees for the Portfolio until February 1, 2007, and may reimburse the Portfolio for certain operating expenses.

In addition, PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent voluntarily agreed to waive a portion of their fees during the period.

Prior to February 1, 2006, the Portfolio bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements.

11

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Effective February 1, 2006, transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the year ended September 30, 2006, was $13. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly”.

PFPC and BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006 the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio was charged an administration fee based on the following percentage of average daily net assets: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. Effective February 1, 2006, the administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion.

PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio.

In the interest of limiting the expenses of the Portfolio, BlackRock and the Portfolio have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of the Portfolio for the year ending February 1, 2007, and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.26% of the Portfolio’s average daily net assets. This agreement is reviewed annually by the Fund’s Board.

If in the following two years the operating expenses of the Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for the Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
$ 158,645	$224,974	$90,957	$474,576

During the year ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities of $3,360.

(D)	Purchase and Sales of Securities

For the year ended September 30, 2006, purchases and sales of investment securities, other than short-term investments and U.S. government securities, were $117,842,413 and $84,774,250 respectively. For the year ended September 30, 2006, purchases and sales of U.S. government securities were $95,668,219 and $11,682,076, respectively.

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BLACKROCK FUNDS

(E)	Capital Shares

Transactions in capital shares for each year were as follows:

	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Shares sold	2,600,316	6,719,554
Shares issued in reinvestment of distributions	317,765	316,853
Shares redeemed	(1,565,970)	(6,614,510)

Net increase	1,352,111	421,897

On September 30, 2006, four shareholders held approximately 66% of the outstanding shares of the Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F)	Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal income tax purposes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), and distribution character reclasses were reclassified to the following accounts:

INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME	INCREASE (DECREASE) ACCUMULATED NET REALIZED GAIN
$ (695,696)	$695,696

BlackRock Strategic Portfolio did not pay foreign taxes, but recognized foreign source income of $1,839,803. The portfolio designates such amount as having been paid in connection with dividends distributed from ordinary income during the fiscal year ended September 30, 2006.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

DATE	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
9/30/06	$2,612,599	$196,270	$2,808,869
9/30/05	2,097,256	711,019	2,808,275

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG–TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES	POST–OCTOBER CAPITAL LOSSES
$ 1,493,806	$—	$46,012	$561,253

13

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

As of September 30, 2006, the Portfolio had capital loss carryforwards available to offset future realized capital gains of $46,012 expiring September 30, 2014.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

14

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Strategic Portfolio I, one of the fifty-one portfolios constituting the BlackRock Funds the “Fund”, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the years ended September 30, 2003 and September 30, 2002 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Portfolio I of the Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

15

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

16

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

17

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION (S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

18

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

19

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

20

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

21

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved a new investment advisory agreement (a “New Advisory Agreement”) between the Fund (with respect to the Portfolio) and BlackRock Financial Management, Inc. (the “Advisor”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisor, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreement. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreement. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreement. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers of the Portfolio;

22

BLACKROCK FUNDS

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders by the Advisor, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolio, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(viii) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolio;

(ix) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Portfolio as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xi) the fact that the Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreement, but rather, will remain the same;

(xii) the terms and conditions of the New Advisory Agreement, including the differences from the Portfolio’s current investment advisory agreement (the “Current Advisory Agreement”);

(xiii) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreement as required by the 1940 Act, and had determined that the Advisor had the capabilities, resources and personnel necessary to provide the advisory services currently provided to the Portfolio; and that the advisory fees paid by the Portfolio represent reasonable compensation to the Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of the Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreement; and

(xv) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisor, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of the Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreement. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the

23

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

New Advisory Agreement. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolio to approve the New Advisory Agreement, including the fees to be charged for services thereunder, and recommend the New Advisory Agreement to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisor to the Portfolio under the New Advisory Agreement. The Board reviewed the Advisor’s investment philosophy and process used to manage the Portfolio, as well as a description of the Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisor to the Portfolio under the New Advisory Agreement relative to services typically provided by third parties to comparable mutual funds, and considered the Advisor’s in-house research capabilities as well as other resources available to its personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisor to perform its duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreement was identical to the Current Advisory Agreement and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisor, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisor with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisor’s and MLIM’s investment professionals and other personnel who would provide services to the Portfolio under the New Advisory Agreement. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisor would be able to meet any reasonably foreseeable obligation under the New Advisory Agreement.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolio will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the Advisor to the Portfolio under the New Advisory Agreement were expected to be as good or better than that provided under the Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of the Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of the Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for the Portfolio.

24

BLACKROCK FUNDS

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	the Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	the Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of the Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreement, the Board considered for the Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that the Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreement, the Board had determined that the total fees for advisory services for the Portfolio were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisor pursuant to the New Advisory Agreement are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about the Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolio.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that the Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was lower than the median for the Portfolio’s peers. The Board discussed the performance issues of the Portfolio with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisor’s and its affiliates’ profits in respect of their relationship with the Portfolio. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor and its affiliates in connection with the operation of the Portfolio and whether the amount of profit is a fair profit relative to their relationship

25

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolio is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the fee waivers and expense reimbursement arrangements by BlackRock for the Portfolio. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with the Portfolio, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Portfolio to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolio were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisor and its affiliates under the New Advisory Agreement, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreement. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of the Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement for the Strategic Portfolio I. The votes regarding the approval of the new agreement were as follows:

FOR	AGAINST	ABSTAIN
5,059,103	—	—

(D)	For non-resident aliens, the following percentages of ordinary income distributions paid during the fiscal year ended September 30, 2006 are treated as qualified interest income (“QII”) and qualified short-term gains (“QSTG”).

QII	QSTCG
25.12%	—

26

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACK ROCK FUNDS

Investment Advisor
BlackRock Financial Management, Inc.
New York, New York 10022

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware 19809

Co-Administrator
BlackRock Advisors, LLC
Wilmington, Delaware 19809

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania 19406

Counsel
Simpson Thacher & Bartlett LLP
New York, New York 10017

Independent Registered Public Accounting
Firm
Deloitte & Touche LLP
Philadelphia, Pennsylvania 19103

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

STRAT-ANN 9/06

ALTERNATIVES      BLACKROCK SOLUTIONS      EQUITIES FIXED    INCOME     LIQUIDITY    REAL ESTATE

BlackRock Funds Taxable Bond Portfolios	BLACKROCK

ANNUAL REPORT  |  SEPTEMBER 30, 2006

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond

Intermediate Bond II

Total Return

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
Enhanced Income	2-3
Low Duration Bond	4-5
Intermediate Government Bond	6-7
Intermediate Bond (formerly Intermediate PLUS Bond)	8-9
Intermediate Bond II (formerly Intermediate Bond)	10-11
Total Return (formerly Core PLUS Total Return)	12-13
Total Return II (formerly Core Bond Total Return)	14-15
Government Income	16-17
Inflation Protected Bond	18-19
GNMA	20-21
Managed Income	22-23
International Bond	24-25
High Yield Bond	26-27
Note on Performance Information	28-29
Schedules of Investments	30-106
Investment Abbreviations	107
Portfolio Financial Statements
Statements of Assets and Liabilities	108-113
Statements of Operations	114-115
Statements of Cash Flows
Intermediate Government Bond	116
Intermediate Bond II (formerly Intermediate Bond)	117
Statements of Changes in Net Assets	118-121
Financial Highlights	122-139
Notes to Financial Statements	140-176
Report of Independent Registered Public Accounting Firm	177
Fund Management	178-183
Additional Information	184-190

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley
Managing Director
BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

ENHANCED INCOME PORTFOLIO

Total Net Assets (9/30/06): $49.9 million

Performance Benchmark:

Citigroup 1-Year Treasury Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), corporate bonds and non-U.S. Government securities. The Portfolio may also invest in money market instruments. The Portfolio’s dollar weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years.

Recent Portfolio Management Activity:

•	The BlackRock share class and Institutional share class outperformed the benchmark for the annual period. The Service share class performed in line with the benchmark and Investor A share class slightly underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio had a short duration position versus the benchmark with a slight steepening bias. The duration position slightly benefited the relative performance as interest rates rose modestly, while the steeping bias was a detractor. Regarding sector positioning, positive contributors to performance included allocations to CMBS and ABS as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations — most notably seasoned, high-quality issues. The portfolio management team favored higher-quality ABS issues as lower-quality ABS issues have outperformed and offer little value. Within the mortgage sector, we continued to favor sectors such as CMOs and hybrid adjustable rate mortgages, which enhanced Portfolio performance in the second half of the annual period. During the period, we increased the Portfolio’s exposure to corporate securities on a duration-weighted basis, with a bias toward financials and higher credit quality issues. In addition, we reduced the Portfolio’s allocation to callable debentures in the agency sector. Finally, the Portfolio held small Japanese yen positions during the period, which detracted from performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED INCOME PORTFOLIO

AND THE CITIGROUP 1 YEAR TREASURY INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
BlackRock Class	4.16%	2.67%
Institutional Class	4.11%	2.61%
Service Class	3.94%	2.48%
Investor A Class (Load Adjusted)	0.59%	0.86%
Investor A Class (NAV)	3.65%	2.06%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, 3/4/04; INSTITUTIONAL SHARES, 3/19/04; SERVICE SHARES, 3/19/04; INVESTOR A SHARES, 3/19/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

2

ENHANCED INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]

AAA	93.4%
AA	2.9
A	1.2
BBB	1.9
B	0.5
Unrated	0.1

Total	100.0%

Sector Allocation (% of long-term investments)

Asset Backed Securities	37.1%
Collateralized Mortgage Obligations	25.7
Mortgage Pass-Throughs	13.3
Commercial Mortgage Backed Securities	11.7
Corporate Bonds	8.4
Investment in Affiliate - Long Term	2.4
U.S. Government & Agency Obligations	0.7
Multiple Class Mortgage Pass-Throughs	0.5
Taxable Municipal Bonds	0.2

Total	100.0%

Portfolio Statistics

Average maturity (years)	1.45
Effective Duration[2]	0.59

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	BlackRock Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,024.20	1,025.10	1,023.80	1,022.60	1,023.48	1,023.32	1,021.19	1,020.94
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.52	1.68	3.81	4.06	1.52	1.68	3.81	4.06

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.33%, 0.75%, and 0.80% for the BlackRock, Institutional, Service, and Investor A share class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

LOW DURATION BOND PORTFOLIO

Total Net Assets (9/30/06): $1.2 billion

Performance Benchmark:

Merrill Lynch 1-3 Year Treasury Index

Investment Approach:

Seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), and corporate bonds. The Portfolio may invest up to 5% of its assets in non-investment grade bonds and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio had a short duration position versus the benchmark with a slight steepening bias. The duration position slightly benefited the relative performance as interest rates rose modestly, while the steepening bias was a detractor. Regarding sector positioning, positive contributors to performance included allocations to CMBS and ABS as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations — most notably seasoned, high-quality issues. The Portfolio has significant positions in the auto, home equity and credit card subsectors. The portfolio management team favored higher-quality ABS issues as lower-quality ABS issues have outperformed and offer little value. Within the mortgage sector, we continued to favor sectors such as CMOs and hybrid adjustable rate mortgages, which enhanced Portfolio performance in the second half of the annual period. During the period, we increased the Portfolio’s exposure to corporate securities on a duration-weighted basis, with a bias toward financials and higher credit quality issues. In addition, we reduced the Portfolio’s allocation to callable debentures in the agency sector. Finally, the Portfolio held small Japanese yen positions during the period, which detracted from performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LOW DURATION BOND PORTFOLIO AND

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	3.61%	2.09%	2.95%	4.97%
Institutional Class	3.51%	1.98%	2.81%	4.83%
Service Class	3.19%	1.69%	2.51%	4.53%
Investor A Class (Load Adjusted)	0.06%	0.60%	1.83%	4.09%
Investor A Class (NAV)	3.18%	1.64%	2.46%	4.41%
Investor B Class (Load Adjusted)	(2.06)%	(0.20)%	1.33%	3.64%
Investor B Class (NAV)	2.41%	0.92%	1.69%	3.64%
Investor C Class (Load Adjusted)	1.42%	0.92%	1.69%	3.64%
Investor C Class (NAV)	2.42%	0.92%	1.69%	3.64%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 7 /17/92; SERVICE SHARES, 1 /12 /96; INVESTOR A SHARES, 1 /12 /96; INVESTOR B SHARES, 11/18 /96; INVESTOR C SHARES, 2 /24 /97; AND BLACKROCK SHARES, 6/3/97. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

4

LOW DURATION BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]

AAA	90.5%
AA	5.6
A	1.1
BBB	2.7
Unrated	0.1

Total	100.0%

Sector Allocation (% of long-term investments)

Asset Backed Securities	37.6%
Collateralized Mortgage Obligations	25.9
Corporate Bonds	13.1
Mortgage Pass-Throughs	12.2
Commercial Mortgage Backed Securities	9.4
Investment in Affiliate - Long Term	1.0
Foreign Bonds	0.3
Taxable Municipal Bonds	0.2
Multiple Class Mortgage Pass-Throughs	0.2
U.S. Government & Agency Obligations	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	1.54
Effective Duration[2]	1.45

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,023.80	1,023.50	1,021.80	1,021.70	1,017.90	1,017.90	1,022.87	1,022.61	1,020.79	1,020.79	1,016.98	1,016.98
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.13	2.38	4.21	4.21	7.99	7.99	2.13	2.39	4.21	4.21	8.02	8.02

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.47%, 0.83%, 0.83%, 1.58%, and 1.58% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Total Net Assets (9/30/06): $542.0 million

Performance Benchmark:

Lehman Brothers Intermediate Government Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman Brothers Intermediate Government Index. The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio benefited from its short duration positioning relative to its benchmark as interest rates rose. The Portfolio’s overweight to agencies benefited performance as the sector outperformed duration-adjusted Treasuries for the annual period. Regarding non-benchmark allocations, the Portfolio favored CMOs and hybrid adjustable- rate mortgages. The Portfolio’s allocation to ABS and CMBS contributed to performance as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations — most notably seasoned, high-quality issues. Credit card and home equity issues continued to provide areas of opportunities within ABS. The portfolio management team favored higher-quality ABS issues as lower-quality issues have outperformed and, in our view, offer little value. Despite tight valuations, the portfolio management team believes the ABS sector remains attractive relative to other spread sectors. The Portfolio is underweight versus the benchmark in U.S. Treasuries, overweight in MBS, and has a considerable position in CMBS.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.38%	2.25%	3.54%	5.52%
Service Class	3.08%	1.95%	3.22%	5.20%
Investor A Class (Load Adjusted)	(1.20)%	0.49%	2.25%	4.65%
Investor A Class (NAV)	2.96%	1.85%	3.08%	5.07%
Investor B Class (Load Adjusted)	(2.32)%	(0.05)%	1.96%	4.26%
Investor B Class (NAV)	2.16%	1.05%	2.31%	4.26%
Investor C Class (Load Adjusted)	1.16%	1.05%	2.33%	4.27%
Investor C Class (NAV)	2.16%	1.05%	2.33%	4.27%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5 /11/92; SERVICE SHARES, 7/29/93; INVESTOR C SHARES, 10/8/96; AND INVESTOR B SHARES, 10 /11/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

6

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]

AAA	99.3%
AA	0.7

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	36.0%
U.S. Government & Agency Obligations	31.6
Collateralized Mortgage Obligations	19.5
Commercial Mortgage Backed Securities	5.7
Corporate Bonds	3.4
Asset Backed Securities	2.6
Taxable Municipal Bonds	0.9
Project Loans	0.2
Multiple Class Mortgage Pass-Throughs	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	3.22
Effective Duration[2]	2.72

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,028.80	1,027.30	1,026.60	1,022.50	1,021.50	1,021.95	1,020.43	1,019.87	1,015.81	1,015.81
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.05	4.57	5.13	9.18	9.17	3.05	4.57	5.13	9.19	9.19

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 1.01%, 1.81%, and 1.81% for the Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

INTERMEDIATE BOND PORTFOLIO

Total Net Assets (9/30/06): $31.2 million

Performance Benchmark:

Lehman Brothers Intermediate Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Aggregate Index. The Portfolio invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. The Portfolio’s dollar-weighted average maturity will be between 3 and 10 years.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio had a short duration position relative to its benchmark, which benefited performance as interest rates rose. While the Portfolio’s underweight in corporate securities detracted from the relative return, security selection within the sector was a positive contributor for the annual period. Within the corporate sector, we maintained a bias toward the financials sector and higher-quality issues. Overweights in CMBS and ABS aided Portfolio results as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations, and we favored seasoned, high-quality issues. Additionally, the Portfolio’s allocation to ABS was focused on non-prepayment-sensitive issues and concentrated in the auto and credit card subsectors. The portfolio management team favored higher-quality ABS issues as lower-quality securities have outperformed and, in our view, offer little value. Regarding mortgage securities, we continued to favor CMOs and hybrid adjustable rate mortgages. The Portfolio holds a small position that is focused on higher-quality issues as we are cautious on the sector. During the annual period, the Portfolio’s holdings in high-yield issues benefited performance as the sector significantly outperformed duration-adjusted Treasuries.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND PORTFOLIO

AND THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
BlackRock Class	3.75%	2.98%
Institutional Class	3.53%	2.80%
Service Class	3.10%	2.40%
Investor A Class (Load Adjusted)	(1.10)%	0.50%
Investor A Class (NAV)	3.04%	2.47%
Investor B Class (Load Adjusted)	(2.04)%	0.18%
Investor B Class (NAV)	2.42%	1.81%
Investor C Class (Load Adjusted)	1.37%	1.77%
Investor C Class (NAV)	2.37%	1.77%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 8/18/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

8

INTERMEDIATE BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	81.7%
AA	8.5
A	3.8
BBB	4.0
BB	1.2
B	0.3
CCC	0.1
Unrated	0.4

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	34.8%
Corporate Bonds	17.8
Asset Backed Securities	17.0
Collateralized Mortgage Obligations	12.9
Commercial Mortgage Backed Securities	9.7
U.S. Government & Agency Obligations	5.5
Certificate of Deposit	1.2
Taxable Municipal Bonds	0.6
Multiple Class Mortgage Pass-Throughs	0.3
Foreign Bonds	0.2

Total	100.0%

Portfolio Statistics

Average maturity (years)	3.83
Effective Duration[2]	3.04

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.40	1,033.00	1,030.50	1,030.50	1,026.10	1,025.60	1,022.97	1,022.82	1,020.48	1,020.38	1,016.62	1,016.47
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.04	2.19	4.53	4.63	8.38	8.53	2.03	2.18	4.52	4.62	8.38	8.53

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.43%, 0.89%, 0.91%, 1.65%, and 1.68% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

9

INTERMEDIATE BOND PORTFOLIO II

Total Net Assets (9/30/06): $931.1 million

Performance Benchmark:

Lehman Brothers Intermediate Government/Credit Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Government/Credit Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. The Portfolio’s dollar-weighted average maturity will be between 3 and 10 years.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio was short duration relative to its benchmark which benefited performance as interest rates rose. While the Portfolio’s underweight in corporate securities detracted from the relative return, security selection within the sector was a positive contributor for the annual period. Within the corporate sector, we maintained a bias toward the financials sector and higher-quality issues. Overweights in CMBS and ABS aided Portfolio results as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations — most notably seasoned, high-quality issues. Additionally, the Portfolio’s allocation to ABS was focused on non-prepayment-sensitive issues and concentrated in the auto and credit card subsectors. The portfolio management team favored higher-quality ABS issues as lower-quality securities have outperformed and, in our view, offer little value. Lastly, within mortgages, the Portfolio continued to favor CMOs and hybrid adjustable rate mortgages which possess more stable average life profiles. These allocations benefited the Portfolio’s relative return in the second half of the annual period in an environment of generally declining interest rates.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND PORTFOLIO II AND

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	3.54%	2.62%	4.43%	6.07%
Institutional Class	3.45%	2.49%	4.29%	5.94%
Service Class	2.98%	2.18%	3.98%	5.62%
Investor A Class (Load Adjusted)	(1.05)%	0.79%	3.11%	5.07%
Investor A Class (NAV)	3.09%	2.17%	3.95%	5.50%
Investor B Class (Load Adjusted)	(2.17)%	0.32%	2.80%	4.82%
Investor B Class (NAV)	2.29%	1.39%	3.14%	4.82%
Investor C Class (Load Adjusted)	1.33%	1.41%	3.17%	4.84%
Investor C Class (NAV)	2.33%	1.41%	3.17%	4.84%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/17/93; SERVICE SHARES, 9 /23/93; INVESTOR A SHARES, 5/20/94; INVESTOR B SHARES, 2 /5/98; BLACKROCK SHARES, 5/1/98 AND INVESTOR C SHARES, 10/16/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

10

INTERMEDIATE BOND PORTFOLIO II

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	69.9%
AA	14.3
A	7.1
BBB	8.4
BB	0.2
Unrated	0.1

Total	100.0%

Sector Allocation (% of long-term investments)

Corporate Bonds	32.7%
Asset Backed Securities	24.0
Collateralized Mortgage Obligations	17.0
U.S. Government & Agency Obligations	11.5
Commercial Mortgage Backed Securities	7.6
Mortgage Pass-Throughs	4.3
Certificate of Deposit	1.4
Taxable Municipal Bonds	1.3
Multiple Class Mortgage Pass-Throughs	0.1
Project Loans	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	2.76
Effective Duration[2]	2.95

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,031.60	1,031.40	1,029.30	1,029.20	1,025.10	1,025.50	1,022.72	1,022.51	1,020.48	1,020.43	1,016.37	1,016.73
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.29	2.50	4.53	4.58	8.63	8.28	2.28	2.49	4.52	4.57	8.63	8.27

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.49%, 0.89%, 0.90%, 1.70%, and 1.63% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

TOTAL RETURN PORTFOLIO

Total Net Assets (9/30/06): $371.4 million

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by normally investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The portfolio management team invests primarily in dollar-denominated investment grade bonds but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds.

Recent Portfolio Management Activity:

•	The BlackRock and Institutional share classes of the Portfolio outperformed the benchmark for the annual period. The Service and Investor A, B and C share classes underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers U.S. Aggregate Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates rose. The Portfolio’s overweight to ABS was beneficial as the sector outperformed duration-adjusted Treasuries. Credit card and home equity issues continued to provide areas of opportunities within ABS. The portfolio management team favored higher quality ABS issues as lower quality ABS issues have outperformed and, in our view, offer little value. Despite tight valuations, the portfolio management team believes the sector remains attractive relative to other spread sectors. Additionally, the Portfolio’s overweight to CMBS contributed to performance. CMBS continued to offer attractive relative valuations; specifically, seasoned, high quality issues. Conversely, the Portfolio’s underweight in MBS detracted from the relative return as the return on these securities exceeded that of duration-adjusted Treasuries by 35 basis points. Within the sector, the Portfolio favored collateralized mortgage obligations (CMOs) and adjustable-rate mortgages. The Portfolio maintained an underweight to corporate securities on a duration-weight basis, with a bias toward the financials sector and higher-quality credits within the sector. Furthermore, the Portfolio maintained an underweight to agencies, with holdings focused in callable debentures. The Portfolio’s allocation to high yield, with a focus on higher-quality issues, was beneficial to performance as the sector significantly outperformed duration-adjusted Treasuries during the annual period. The Portfolio’s non-dollar allocation was a positive factor for most of the fiscal year, but detracted from performance in the fourth fiscal quarter. Finally, the Portfolio’s lack of emerging markets exposure was neither a positive nor a negative factor in relative performance, as its benchmark, the Lehman Brothers U.S. Aggregate Index, has no emerging markets exposure.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TOTAL RETURN PORTFOLIO

AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	From Inception
BlackRock Class	3.76%	3.54%	5.18%
Institutional Class	3.79%	3.26%	4.94%
Service Class	3.38%	3.31%	4.91%
Investor A Class (Load Adjusted)	(0.87)%	1.70%	3.81%
Investor A Class (NAV)	3.28%	3.10%	4.70%
Investor B Class (Load Adjusted)	(1.94)%	1.21%	3.58%
Investor B Class (NAV)	2.50%	2.30%	3.94%
Investor C Class (Load Adjusted)	1.51%	2.27%	3.92%
Investor C Class (NAV)	2.50%	2.27%	3.92%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 12/7/01. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

TOTAL RETURN PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	86.2%
AA	7.5
A	2.1
BBB	2.8
BB	1.0
B	0.3
Unrated	0.1

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	34.5%
Asset Backed Securities	20.3
Corporate Bonds	16.6
Collateralized Mortgage Obligations	11.5
Commercial Mortgage Backed Securities	10.2
U.S. Government & Agency Obligations	5.1
Certificate of Deposit	1.2
Investment in Affiliate - Long Term	0.3
Foreign Bonds	0.2
Taxable Municipal Bonds	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	4.45
Effective Duration[2]	3.76

[1]	Using the higher of S&P’s or Moody’s rating.

2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,034.50	1,035.60	1,033.00	1,033.00	1,028.10	1,028.10	1,022.97	1,022.77	1,020.79	1,020.43	1,016.62	1,016.62
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.04	2.25	4.23	4.59	8.39	8.39	2.03	2.23	4.21	4.57	8.38	8.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.44%, 0.83%, 0.90%, 1.65%, and 1.65% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

TOTAL RETURN PORTFOLIO II

Total Net Assets (9/30/06): $2.9 billion

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds. The Portfolio may invest up to 10% of its assets in non-dollar-denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar-denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	The BlackRock share class of the Portfolio outperformed the benchmark for the annual period. The Investor A, B, C, Institutional and Service share classes underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers U.S. Aggregate Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best-performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand, as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed was near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio’s overweight to CMBS aided performance as the sector outperformed that of duration-adjusted Treasuries. We maintained the Portfolio’s overweight in CMBS, as the portfolio management team believes the sector is attractively valued relative to agencies and MBS. Portfolio results also benefited from an overweight in ABS, as the sector outperformed duration-adjusted Treasuries by 51 basis points. We maintained our focus on non-prepayment-sensitive issues within this sector. Conversely, the Portfolio’s underweight in MBS detracted from relative results as the return on these securities outperformed duration-adjusted Treasuries by 35 basis points. Within the sector, the Portfolio favored CMOs and adjustable-rate mortgages. The Portfolio had an overall underweight in corporate securities during the annual period, but we moved to a relatively neutral position during the second quarter of 2006. The Portfolio has a bias toward the financials sector and higher-quality credits within the corporate sector. The underweight in corporates detracted from performance as the sector’s overall returne was somewhat higher than that of duration-adjusted Treasuries for the annual period. Additionally, an underweight versus the benchmark in U.S. agencies, which outperformed duration-adjusted Treasuries also hindered relative performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TOTAL RETURN PORTFOLIO II

AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	3.74%	3.51%	4.90%	6.54%
Institutional Class	3.66%	3.38%	4.72%	6.38%
Service Class	3.38%	3.10%	4.43%	6.07%
Investor A Class (Load Adjusted)	(0.81)%	1.66%	3.50%	5.52%
Investor A Class (NAV)	3.32%	3.06%	4.36%	5.95%
Investor B Class (Load Adjusted)	(1.95)%	1.17%	3.24%	5.15%
Investor B Class (NAV)	2.49%	2.24%	3.57%	5.15%
Investor C Class (Load Adjusted)	1.53%	2.28%	3.57%	5.16%
Investor C Class (NAV)	2.52%	2.28%	3.57%	5.16%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12 /9 /92; SERVICE SHARES, 1 /12/96; INVESTOR A SHARES, 1 /31/96; INVESTOR B SHARES, 3 /18/96; INVESTOR C SHARES, 2 /28/97; AND BLACKROCK SHARES, 5 /1/97. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

TOTAL RETURN PORTFOLIO II

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	85.6%
AA	8.6
A	2.4
BBB	3.0
BB	0.2
B	0.1
Unrated	0.1

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	36.0%
Asset Backed Securities	18.1
Corporate Bonds	18.1
Collateralized Mortgage Obligations	12.6
Commercial Mortgage Backed Securities	8.1
U.S. Government & Agency Obligations	5.4
Certificate of Deposit	1.2
Investment in Affiliate - Long Term	0.2
Foreign Bonds	0.2
Taxable Municipal Bonds	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	4.70
Effective Duration2	3.77

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,035.50	1,035.40	1,033.90	1,033.40	1,029.10	1,029.30	1,022.97	1,022.77	1,021.29	1,020.89	1,016.62	1,016.83
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.04	2.25	3.72	4.13	8.39	8.19	2.03	2.23	3.71	4.11	8.38	8.17

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.44%, 0.73%, 0.81%, 1.65%, and 1.61% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

15

GOVERNMENT INCOME PORTFOLIO

Total Net Assets (9/30/06): $386.0 million

Performance Benchmark:

Composite of Lehman Brothers Mortgage-Backed Securities Index/Merrill Lynch 10-Year Treasury Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. Securities purchased for the Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	The BlackRock share class outperformed the benchmark and the Service, Investor A, B, and C share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates rose. Overweight positions in CMOs and CMBS also enhanced Portfolio results. However, the Portfolio’s yield curve positioning detracted from performance. Within the MBS sector, we maintained the Portfolio’s bias toward 15-year maturity issues over 30-year securities, which was beneficial to performance. The Portfolio favors higher-coupon pass-through MBS versus discounted securities, and seasoned pools versus to-be-announced (TBA) issues. This has benefited the Portfolio’s relative return in an environment of generally declining interest rates.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME PORTFOLIO AND

THE LEHMAN BROTHERS MBS/MERRILL LYNCH 10-YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	2.96%	3.08%	5.08%	6.73%
Service Class	2.57%	2.61%	4.69%	6.53%
Investor A Class (Load Adjusted)	(2.06)%	1.07%	3.73%	6.04%
Investor A Class (NAV)	2.52%	2.62%	4.70%	6.53%
Investor B Class (Load Adjusted)	(2.77)%	0.75%	3.56%	5.73%
Investor B Class (NAV)	1.67%	1.83%	3.90%	5.73%
Investor C Class (Load Adjusted)	0.77%	1.86%	3.93%	5.72%
Investor C Class (NAV)	1.76%	1.86%	3.93%	5.72%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 10/3 /94; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 2 /28/97; BLACKROCK SHARES, 2/10/03; AND SERVICE SHARES, 10/27/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED. THE PERFORMANCE SHOWN IN THE LINE GRAPH IS THAT OF INVESTOR A SHARES OF THE PORTFOLIO. EXCLUDING THE EFFECTS OF SALES CHARGES, THE ACTUAL PERFORMANCE OF INVESTOR B AND INVESTOR C SHARES IS LOWER THAN THE PERFORMANCE OF INVESTOR A SHARES BECAUSE INVESTOR B AND INVESTOR C SHARES HAVE HIGHER EXPENSES THAN INVESTOR A SHARES. PURCHASES OF INVESTOR A SHARES GENERALLY PAY A FRONT-END SALES CHARGE, WHILE PURCHASERS OF INVESTOR B AND INVESTOR C SHARES MAY PAY A CONTINGENT DEFERRED SALES CHARGE (DEPENDING ON HOW LONG THEY HOLD THEIR SHARES) WHEN THEY SELL THEIR SHARES.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

16

GOVERNMENT INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	99.8%
AA	0.2

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	73.2%
U.S. Government & Agency Obligations	23.8
Asset Backed Securities	1.2
Collateralized Mortgage Obligations	1.0
Commercial Mortgage Backed Securities	0.8

Total	100.0%

Portfolio Statistics

Average maturity (years)	6.64
Effective Duration[2]	4.69

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.90	1,032.00	1,031.60	1,028.00	1,027.80	1,022.72	1,020.89	1,020.43	1,015.86	1,016.62
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.29	4.13	4.58	9.15	8.39	2.28	4.11	4.57	9.14	8.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.81%, 0.90%, 1.80%, and 1.65% for the BlackRock, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

17

INFLATION PROTECTED BOND PORTFOLIO

Total Net Assets (9/30/06): $43.8 million

Performance Benchmark:

Lehman Global Real: U.S. TIPS Index

Investment Approach:

Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. The Portfolio maintains an average portfolio duration that is within +/- 20% of the duration of the Lehman Global Real: U.S. TIPS Index. The Portfolio may invest up to 20% of its assets in non-investment grade bonds or securities of emerging market issuers. The Portfolio may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The management team may also purchase: U.S. Treasury and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), investment grade corporate bonds and asset-backed securities. Securities are purchased for the Portfolio when the management team believes that they have the potential for above-average real return.

Recent Portfolio Management Activity:

•	The BlackRock, Institutional, Service and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (0.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	Treasury Inflation Protected Securities (TIPS) underperformed nominal Treasuries during the annual period. During the first half of the annual period, energy prices declined from post-Hurricane Katrina highs, causing the headline Consumer Price Index (CPI) to turn negative. In response, one-year inflation expectations fell from 3.5% to 1.8%, while ten-year expectations fell from 2.5% to 2.3%. TIPS continued to be pressured through the first quarter of 2006, as the Fed continued to raise rates in an effort to keep inflation under control. The second half of the annual period began with TIPS outperforming on the heels of strong inflation data and higher energy prices before slipping again as valuations were impacted by a 30% drop in the price of gasoline during the third quarter of 2006. Adding to the pressure was rhetoric from Federal Reserve officials that inflation may have peaked, but that they would be quick to raise rates again if inflation proved to be persistent.

•	The Portfolio’s short duration relative to its benchmark benefited performance for most of the annual period as interest rates rose, but became a detractor during the third quarter of 2006 as rates generally declined. In terms of the Portfolio’s non-benchmark allocations, the Portfolio reduced its exposure to commercial mortgage-backed securities (through the use of a total return swap) during the annual period. The Portfolio maintained its allocation to adjustable rate mortgages (ARMs), which continues to give the Portfolio exposure to an attractively priced, high quality spread product in the front end of the yield curve. At September 30, 2006, more than 80% of the Portfolio’s total net assets was invested in TIPS, with a 2.5% allocation to ARMs. The Portfolio also held a small position of 2.5% in foreign currencies, mostly concentrated in euros and longer-dated French inflation-linked bonds. As of September 30, 2006, over 95% of the Portfolio’s holdings were either AAA-rated or U.S. government securities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INFLATION PROTECTED BOND PORTFOLIO AND THE LEHMAN GLOBAL REAL: U.S. TIPS INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
BlackRock Class	3.00%	6.21%
Institutional Class	2.78%	6.27%
Service Class	2.26%	5.20%
Investor A Class (Load Adjusted)	(0.60)%	4.40%
Investor A Class (NAV)	2.43%	5.82%
Investor B Class (Load Adjusted)	(2.50)%	3.70%
Investor B Class (NAV)	1.78%	5.16%
Investor C Class (Load Adjusted)	0.77%	5.30%
Investor C Class (NAV)	1.72%	5.30%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 6/28/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

18

INFLATION PROTECTED BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	99.8%
BBB	0.2

Total	100.0%

Sector Allocation (% of long-term investments)

U.S. Government & Agency Obligations	94.3%
Mortgage Pass-Throughs	3.0
Foreign Bonds	1.6
Asset Backed Securities	1.0
Corporate Bonds	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	9.95
Effective Duration[2]	7.15

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,037.30	1,037.50	1,034.20	1,034.70	1,030.80	1,031.10	1,023.48	1,023.32	1,021.09	1,021.24	1,017.54	1,018.15
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.53	1.69	3.93	3.77	7.48	6.87	1.52	1.68	3.91	3.76	7.46	6.85

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.33%, 0.77%, 0.74%, 1.47%, and 1.35% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

19

GNMA PORTFOLIO

Total Net Assets (9/30/06): $175.9 million

Performance Benchmark:

Lehman Brothers GNMA MBS Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in securities issued by the Government National Mortgage Association (“GNMA”) as well as other U.S. Government securities in the five- to 10-year maturity range. Securities purchased by the Portfolio are rated at the time of purchase by at least one major rating agency in the highest rating category (AAA or Aaa), or are determined by the portfolio management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the 12-month period ended September 30, 2006.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (0.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). The MBS sector, which includes GNMAs, benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates rose. The Portfolio’s yield curve positioning detracted from performance. Within mortgage-backed securities (MBS), the Portfolio continued to have a bias toward 15-year maturity bonds relative to 30-year maturity bonds, which was beneficial to performance for much of the annual period but ended the year as a detractor. The Portfolio favors current, higher coupon pass-through MBS versus discount paper. The Portfolio has a preference for seasoned pools versus to-be-announced issues (TBAs). Lastly, the Portfolio had small allocations to collateralized mortgage obligations (CMOs), hybrid adjustable-rate mortgages (ARMs), CMBS and ABS. These allocations benefited the Portfolio’s relative return as these sectors slightly outperformed MBS during the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND THE LEHMAN

BROTHERS GNMA MBS INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
BlackRock Class	3.93%	3.46%	4.46%	5.68%
Institutional Class	3.84%	3.36%	4.38%	5.63%
Service Class	3.55%	3.08%	4.09%	5.31%
Investor A Class (Load Adjusted)	(0.71)%	1.60%	3.13%	4.70%
Investor A Class (NAV)	3.47%	2.99%	3.98%	5.22%
Investor B Class (Load Adjusted)	(1.84)%	1.11%	2.86%	4.40%
Investor B Class (NAV)	2.58%	2.19%	3.19%	4.40%
Investor C Class (Load Adjusted)	1.60%	2.23%	3.20%	4.39%
Investor C Class (NAV)	2.59%	2.23%	3.20%	4.39%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 5/18/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

20

GNMA PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	99.3%
AA	0.7

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	96.0%
Asset Backed Securities	2.3
Collateralized Mortgage Obligations	0.9
Commercial Mortgage Backed Securities	0.8
Project Loans	0.0

Total	100.0%

Portfolio Statistics

Average maturity (years)	6.16
Effective Duration[2]	2.93

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,028.50	1,028.20	1,026.80	1,026.10	1,021.10	1,021.10	1,022.72	1,022.51	1,021.04	1,020.58	1,016.47	1,016.52
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.29	2.49	3.96	4.42	8.51	8.46	2.28	2.49	3.96	4.42	8.53	8.48

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.49%, 0.78%, 0.87%, 1.68%, and 1.67% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

21

MANAGED INCOME PORTFOLIO

Total Net Assets (9/30/06): $738.1 million

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers U.S. Aggregate Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”) and corporate bonds.

Recent Portfolio Management Activity

•	All share classes of the Portfolio underperformed the benchmark for the annual period.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers U.S. Aggregate Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s (Fed) tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates increased. Portfolio results also benefited from its yield curve positioning during the annual period. The Portfolio’s overweight to CMBS aided performance as the sector’s return was 79 basis points (.79%) higher than that of duration-adjusted Treasuries. We maintained the Portfolio’s overweight in CMBS as the portfolio management team believes the sector is attractively valued relative to agencies and MBS. Portfolio results also benefited from an overweight in ABS, as the sector outperformed duration-adjusted Treasuries by 51 basis points. We maintained our focus on non-prepayment-sensitive issues within this sector. Conversely, the Portfolio’s underweight in MBS detracted from the relative return as the return on these securities exceeded that of duration-adjusted Treasuries by 35 basis points. Within the sector, the Portfolio favored CMOs and adjustable-rate mortgages. The Portfolio had an overall underweight in corporate securities during the annual period, but we moved to a relatively neutral position during the second quarter of 2006. The portfolio has a bias toward the financials sector and higher-quality credits within the corporate sector. The underweight in corporates detracted from performance as the sector returned 30 basis points over duration-adjusted Treasuries for the annual period. Additionally, an underweight versus the benchmark in U.S. agencies, which outperformed duration-adjusted Treasuries by 32 basis points, also hindered the relative performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME PORTFOLIO AND

THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.34%	3.20%	4.67%	6.31%
Service Class	3.03%	2.89%	4.36%	5.99%
Investor A Class (Load Adjusted)	(1.66)%	1.25%	3.28%	5.35%
Investor A Class (NAV)	2.96%	2.82%	4.24%	5.84%
Investor B Class (Load Adjusted)	(2.29)%	0.97%	3.11%	5.11%
Investor B Class (NAV)	2.12%	2.02%	3.45%	5.11%
Investor C Class (Load Adjusted)	1.19%	2.01%	3.46%	5.09%
Investor C Class (NAV)	2.17%	2.01%	3.46%	5.09%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11 /1/89; INVESTOR A SHARES, 2 /5 /92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/15 /97; AND INVESTOR C SHARES, 11/22/99. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

22

MANAGED INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	87.2%
AA	8.6
A	1.9
BBB	2.1
BB	0.2

Total	100.0%

Sector Allocation (% of long-term investments)

Mortgage Pass-Throughs	35.3%
Asset Backed Securities	16.6
Corporate Bonds	16.6
U.S. Government & Agency Obligations	9.4
Collateralized Mortgage Obligations	9.3
Commercial Mortgage Backed Securities	8.4
Project Loans	2.0
Certificate of Deposit	1.2
Taxable Municipal Bonds	0.9
Investment in Affiliate - Long Term	0.3

Total	100.0%

Portfolio Statistics

Average maturity (years)	4.79
Effective Duration[2]	3.76

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.50	1,031.90	1,032.70	1,028.20	1,027.70	1,021.70	1,020.23	1,019.97	1,015.51	1,016.01
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.31	4.79	5.04	9.51	9.00	3.30	4.77	5.03	9.49	8.99

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.65%, 0.94%, 0.99%, 1.87%, and 1.77% for the Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

23

INTERNATIONAL BOND PORTFOLIO

Total Net Assets (9/30/06): $654.8 million

Performance Benchmark:

Citigroup Non-U.S. World Government Bond Index

Investment Approach:

Seeks to realize a total return that exceeds that of the benchmark Citigroup Non-U.S. World Government Bond Index by investing primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes underperformed the Portfolio’s benchmark for the annual period ended September 30, 2006.

•	The European Central Bank (ECB) raised its overnight rate by 50 basis points to 2.5%, continuing to emphasize that future rate moves would be highly dependent on current economic data releases, during the first half of the annual period. European bond yields increased sharply, and the yield curve flattened dramatically. The ECB increased its anti-inflationary rhetoric as pass-through effects from energy prices remained of great concern. The Bank of Japan (BOJ) joined its U.S. and European counterparts and began removing monetary stimulus from the Japanese economy, a seismic event that echoed throughout the world markets. By the end of the first half of the annual period, domestic economic indicators showed sustained strength; national core inflation stayed relatively positive; and the Nikkei closed above the technically important 17,000 level.

•	During the second half of the annual period, global markets were largely driven by events transpiring in the U.S., particularly the fear of a hard economic landing, a struggling housing market and related effects on the U.S. consumer. Non-U.S. dollar markets continued to ponder the potential impact of a U.S. slowdown and significantly lower energy prices on the global economy, with a focus on global monetary policy prospects. In the U.S., the Fed paused in its tightening campaign, leaving the fed funds target rate unchanged at 5.25%. The ECB continued on its path of gradual rate hikes, delivering two 25 basis point hikes that brought the base rates to 3%. In August, the Bank of England (BOE) raised rates, taking back the 25-basis-point rate cut it delivered a year earlier. In Japan, the BOJ delivered its first rate hike in six years. Expectations of further rate hikes were dampened by a larger-than-anticipated impact from rebasing the consumer price index (CPI).

•	With respect to fund strategy, within the Dollar Bloc, the Portfolio’s short duration stance in the U.S benefited performance for most of the annual period as the Fed continued on its course with two more rate hikes, pushing the Fed Funds target rate to 5.25%. This trend reversed in the final quarter, however, and detracted from performance as the Fed paused and long-term interest rates, as measured by the 10-year U.S. Treasury note, declined 51 basis points. The Portfolio maintained overweight country allocations in New Zealand for the entire fiscal year. In addition, the Portfolio held overweight positions in Mexico during the first half and in Australia during the second half.

•	In the Pan Europe Bloc, the Portfolio held a short duration position in the Euro Bloc, which contributed positively to fund performance, with the exception of the fourth fiscal quarter. The Portfolio held overweight country allocations in Germany, Poland, and Denmark, which benefited performance overall. The Portfolio was underweight in the United Kingdom (“UK”). During the first half of the fiscal year, the Portfolio held a yield curve flattening bias in the Euro Bloc (positive) and a yield curve steepening bias in the UK (negative). In the second half, the Portfolio was overweight the long end of the Euro curve (negative in third fiscal quarter, but positive in the fourth quarter). From a sector perspective, the Portfolio’s underweight to spread products and position in UK inflation-linked bonds both benefited overall performance.

•	In the Asia Bloc, the Portfolio’s underweight to Japan benefited performance for the large part of the fiscal year. An overweight to Singapore detracted from performance in the third fiscal quarter, but contributed positively to performance in the fourth quarter. During the first half of the annual period, the Portfolio maintained a yield curve flattening bias in Japan (positive), then moved to an underweight in the long end of the Japanese curve in the second half (positive). From a sector perspective, the Portfolio added exposure to JGB floaters, which early on had a negative impact on performance, but was a benefit during the second half of the fiscal year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL BOND PORTFOLIO

AND THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	1.44%	3.75%	5.53%	7.25%
Institutional Class	1.15%	3.57%	5.42%	7.19%
Service Class	0.93%	3.31%	5.16%	6.89%
Investor A Class (Load Adjusted)	(4.15)%	1.52%	3.99%	6.20%
Investor A Class (NAV)	0.93%	3.26%	5.05%	6.75%
Investor B Class (Load Adjusted)	(4.34)%	1.35%	3.92%	5.94%
Investor B Class (NAV)	0.10%	2.47%	4.26%	5.94%
Investor C Class (Load Adjusted)	(0.81)%	2.52%	4.28%	5.97%
Investor C Class (NAV)	0.17%	2.52%	4.28%	5.97%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR B SHARES, 4 /19/96; INVESTOR A SHARES, 4 /22 /96; INSTITUTIONAL SHARES, 6 /10 /96; AND INVESTOR C SHARES, 9/11/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH * ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

INTERNATIONAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	81.1%
AA	14.1
A	1.1
BBB	0.1
Unrated	3.6

Total	100.0%

Top 10 Country Allocation (% of long-term investments)

United States	23.0%
United Kingdom	11.1
Germany	6.3
Japan	7.6
Sweden	6.8
Canada	5.7
Finland	4.9
Spain	4.6
France	4.6
Netherlands	4.5

Total	79.1%

Portfolio Statistics

Average maturity (years)	7.88
Effective Duration[2]	4.67

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,040.30	1,039.00	1,037.20	1,037.20	1,033.60	1,033.20	1,021.14	1,020.79	1,018.96	1,019.11	1,014.49	1,015.15
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.89	4.24	6.08	5.92	10.55	9.89	3.86	4.21	6.04	5.89	10.51	9.85

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.76%, 0.83%, 1.19%, 1.16%, 2.07%, and 1.94% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

25

HIGH YIELD BOND PORTFOLIO

Total Net Assets (9/30/06): $1.2 billion

Performance Benchmark:

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent asset management, by investing primarily in non-investment grade (“high yield”) bonds — that includes convertible and preferred securities — with maturities of ten years or less. The high yield securities purchased by the Portfolio will generally be in the lower rating categories of major rating agencies (BB or lower by Standard & Poor’s, or Ba or lower by Moody’s), or will be determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	During the annual period ended September 30, 2006, the Portfolio’s BlackRock, Institutional and Service shares outperformed the benchmark, while Investor A, B and C shares underperformed.

•	During the first half of the annual period, yields rose as the Federal Reserve Board (Fed) continued to “normalize” short-term interest rates. The Federal Open Market Committee (FOMC) voted a 25-basis-point tightening at each of its four meetings, lifting the federal funds target rate by 1.00% to 4.75%, the highest level in five years. The yield curve flattened as the front end tracked the increases in the fed funds rate, while the long end continued to trade in a relatively narrow range, supported by low volatility, benign inflation and demand from overseas investors. Early in the second half of the annual period, the Fed continued to tighten monetary policy, raising rates another 50 basis points to 5.25%. Investor concerns over higher interest rates prompted a long-awaited high yield correction. By the end of the annual period, however, a 4.07% return by the Lehman High Yield Index revealed the “correction” as more of a pause than a retreat. The final quarter of the fiscal year (Q3 2006) marked the first without an increase in the fed funds target rate since the first quarter of 2004. Investors took their cue from weaker economic indicators, particularly in the housing sector, bidding up bond prices and pushing interest rates steadily lower. By the end of September, interest rates were lower by about 50 basis points across the yield curve, reversing a majority of the rise that characterized much of the annual period. The 67-basis-point deficit in the five-Year Treasury yield (4.58%) versus the fed funds target rate (5.25%) marked the largest yield curve inversion at a quarterly close since the fourth quarter of 2000. Longer interest rates, as measured by the 10-year Treasury, decreased 0.51%, ending the annual period at 4.63%.

•	The high yield market returned 4.74% over duration-adjusted Treasuries during the annual period. Lower-quality paper outperformed for the large part of the year, as investors aggressively reached for yield. In particular, CCC-rated paper was supported by solid economic growth, robust quarterly earnings reports, and a declining market default rate. In the final quarter of the fiscal year, however, higher-quality paper outperformed its lower-quality counterparts. BB bonds led the pack, given their high sensitivity to the performance of Treasuries. On an industry basis, higher-risk sectors, especially autos and media-cable, outperformed throughout the year. GM led gains in autos, as investors concentrated on the relative cheapness of the name, particularly of the finance company. In the media-cable sector, strong financial and operating results reported by both investment grade and high yield names gave a boost to valuations. Notably, building materials and healthcare were the only two sectors that delivered negative returns towards the end of the annual period. Reliance on residential construction, which declined sharply, negatively impacted building materials companies. In healthcare, the HCA leveraged buyout was a drag on returns, as HCA bonds represent roughly a quarter of that sector’s paper.

•	With respect to credit biases, the Portfolio’s overweight to B- and CCC-rated paper (relative to BB-rated issues) was beneficial to performance, posting returns of 4.79% and 7.30%, respectively, over duration-adjusted Treasuries during the annual period. Looking at sector biases, positive contributors to the Portfolio’s overall performance included an overweight in the electric, aerospace/defense, construction machinery, transportation services and wireless sectors. Conversely, the Portfolio’s underweight in the automotive, media-cable, wirelines, retail, and airlines sectors detracted from performance. The Portfolio ended the annual period with an overweight to B-rated issues, and an underweight to BB names. From a sector perspective, the Portfolio was overweight in the electric, aerospace/defense, wireless, and construction machinery sectors at the end of the period, and was underweight in the automotive, media non-cable, healthcare, lodging, and media-cable sectors. The Portfolio remains biased toward companies with pricing power and the ability to generate free cash flow to reduce debt.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX AND THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
BlackRock Class	7.67%	9.82%	11.44%	7.59%
Institutional Class	7.57%	9.68%	11.28%	7.46%
Service Class	7.43%	9.44%	11.03%	7.15%
Investor A Class (Load Adjusted)	1.82%	7.49%	9.72%	6.31%
Investor A Class (NAV)	7.22%	9.36%	10.85%	7.02%
Investor B Class (Load Adjusted)	2.02%	7.55%	9.79%	6.21%
Investor B Class (NAV)	6.43%	8.55%	10.06%	6.21%
Investor C Class (Load Adjusted)	5.44%	8.55%	10.05%	6.21%
Investor C Class (NAV)	6.42%	8.55%	10.05%	6.21%

*	THE PERFORMANCE FOR THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX IN THE CHART STARTS ON 12/1/1998. THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 11/19/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

26

HIGH YIELD BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

BBB	2.0%
BB	29.7
B	48.2
CCC	10.3
CC	0.7
Unrated	9.1

Total	100.0%

Top 10 Industries (% of long-term investments)

Telecommunications	13.3%
Finance	8.9
Manufacturing	7.4
Energy & Utilities	7.2
Oil & Gas	7.1
Entertainment & Leisure	4.6
Broadcasting	4.4
Chemicals	4.3
Construction	3.2
Paper & Forest Products	3.1

Total	63.5%

Portfolio Statistics

Average maturity (years)	5.34
Modified Duration[2]	4.42

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,040.10	1,039.80	1,039.90	1,038.00	1,034.10	1,035.40	1,022.21	1,021.95	1,020.69	1,020.13	1,016.32	1,016.32
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.81	3.07	4.35	4.90	8.72	8.73	2.79	3.05	4.31	4.87	8.68	8.68

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.55%, 0.60%, 0.85%, 0.96%, 1.71%, and 1.71% for the BlackRock, Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

27

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information above includes information for each class of each Portfolio since the commencement of operations of each Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

Performance information is stated to reflect the maximum front-end sales charge as of September 29, 2006 (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Intermediate Bond, Intermediate Government Bond, Intermediate Bond II, Total Return II, Total Return and GNMA — 4.00%; Government Income and Managed Income — 4.50%; International Bond and High Yield Bond — 5.00%; and Inflation Protected Bond, Enhanced Income and Low Duration Bond — 3.00%. Effective October 2, 2006, the maximum front-end sales charge for the Inflation Protected Bond, Government Income, Managed Income, International Bond and High Yield Bond Portfolios is 4.00%. The Inflation Protected Bond Portfolio’s historical performance for Investor A Shares would have been lower if the new sales charge was used in calculating performance. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2007 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†	The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

*	The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A shares. Purchasers of Investor A Shares generaly pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

28

BLACKROCK FUNDS

Important Tax Information for Shareholders of the BlackRock Taxable Bond Portfolios (unaudited)

During the fiscal year ended September 30, 2006, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

	SHORT-TERM CAPITAL GAIN PER SHARE	LONG-TERM CAPITAL GAIN PER SHARE
Intermediate Bond II	$0.0010	$0.0000
Total Return	0.0290	0.0184
Total Return II	0.0188	0.0278
Inflation Protected Bond	0.0737	0.0528
Managed Income	0.0530	0.0000
High Yield Bond	0.0374	0.1057

Because the Portfolios’ fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2006. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns will be provided on Form 1099-DIV to be mailed in January 2007.

For non-resident aliens, the following percentages of ordinary income distributions paid during the fiscal year ended September 30, 2006 are treated as qualified interest income (“QII”) and qualified short-term gains (“QSTG”).

	QII	QSTG
Enhanced Income	91.71%	—
Low Duration Bond	88.05%	—
Intermediate Government Bond	100%	—
Intermediate Bond	97.83%	—
Intermediate Bond II	90.15%	—
Total Return	89.47%	—
Total Return II	91.04%	—
Government Income	100%	—
Inflation Protected Bond	31.40%	2.43%
GNMA	78.11%	—
Managed Income	80.74%	—
High Yield Bond	85.99%	—

29

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
U.S. Treasury Bonds 10.38%
(Cost $351,619)	11/15/2012	$325	$344,170

MORTGAGE PASS-THROUGHS — 12.5%
Federal Home Loan Mortgage Corp. ARM
3.54%(b)	05/01/34	594	573,288
3.56%(b)	07/01/34	519	516,184
4.30%(b)	11/01/34	410	398,910
4.86%(b)	05/01/35	672	659,620
5.00%(b)	09/01/35	557	554,823
5.04%(b)(c)	12/01/35	1,032	1,017,715
Federal National Mortgage Assoc. ARM
3.86%(b)	10/01/33	705	700,247
4.86%(b)	06/01/35	388	383,621
5.33%(b)	10/01/35	379	375,521
6.00%(b)	06/01/36	695	697,729
Government National Mortgage Assoc. II ARM
5.12%(b)	11/20/29	49	49,541
4.50%(b)	08/20/31	91	91,542
Government National Mortgage Assoc. II Hybrid
3.75%(b)	06/20/34	253	246,952

TOTAL MORTGAGE PASS-THROUGHS (Cost $6,292,983)			6,265,693

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.5%
Federal National Mortgage Assoc., Series 05-68, Class PB 5.75% (Cost $233,072)	07/25/35	227	227,292

COLLATERALIZED MORTGAGE OBLIGATIONS — 24.2%
Adjustable Rate Mortgage Trust, Series 04-4, Class 5A3 5.70%(b)	03/25/35	158	159,052
Banc of America Funding Corp., Series 04-C, Class 4A2 5.67%(b)	12/20/34	259	259,547
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1 5.68%(b)	01/25/35	222	222,830
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(b)	11/25/34	306	305,629
Bear Stearns Mortgage Trust, Series 04-7, Class 4A 3.36%(b)	10/25/34	195	193,689
Citigroup Mortgage Loan Trust, Inc., Series 05-2, Class 1A1 4.27%(b)	05/25/35	505	507,780
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	340	359,341
Countrywide Home Loans, Series 03-37, Class 2A1 4.25%(b)	09/25/33	416	412,467
Countrywide Home Loans, Series 04-29, Class 1A1 5.60%(b)	02/25/35	189	189,159
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C1, Class A1B 6.48%	05/17/40	279	283,758
Credit Suisse First Boston Mortgage Securities Corp., Series 00-C1, Class A1 7.32%	04/15/62	283	289,457
Credit Suisse First Boston Mortgage Securities Corp., Series 02-10, Class 2A1 7.50%	05/25/32	46	46,198
Federal Home Loan Mortgage Corp., Series 232 (IO) 5.00%(c)	08/01/35	728	180,405
Federal Home Loan Mortgage Corp., Series 2763, Class PA 4.50%	09/15/10	25	24,701
Federal Home Loan Mortgage Corp., Series 3215, Class EP 5.38%(d)	09/15/11	830	830,389
Federal National Mortgage Assoc., Series 93-188, Class K 6.00%	10/25/08	251	251,345
Federal National Mortgage Assoc., Series 02-39, Class FB 5.88%(b)	03/18/32	41	41,283
Federal National Mortgage Assoc., Series 04-25, Class PA 5.50%	10/25/30	96	96,345
Federal National Mortgage Assoc., Series 04-36, Class BS 5.50%	11/25/30	131	131,151
Federal National Mortgage Assoc., Series 04-W10, Class A1 5.75%	08/25/34	88	88,017
Federal National Mortgage Assoc., Series 05-84, Class XE 5.75%(b)	01/25/26	252	252,402
Federal National Mortgage Assoc., Series 05-84, Class XK 5.75%	08/25/23	256	255,500
Federal National Mortgage Assoc., Series 06-60, Class LK 6.50%	07/25/36	463	467,694
First Horizon Trust, Series 04-AR2, Class 2A1 4.58%(b)	05/25/34	617	614,574
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3 6.14%	10/18/30	442	446,788
GSAA Home Equity Trust, Series 04-8, Class A3A 5.70%(b)	09/25/34	185	185,690
GSR Mortgage Loan Trust, Series 04-11, Class 5A1 4.21%(b)	09/25/34	502	502,779
GSR Mortgage Loan Trust, Series 04-9, Class 3A1 3.68%(b)	08/25/34	117	115,458
GSR Mortgage Loan Trust, Series 05-AR6, Class 1A1 4.55%(b)	09/25/35	519	516,651

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1 3.89%(b)	08/25/34	$560	$547,700
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1 6.41%	12/15/19	366	368,698
Mortgage IT Trust, Series 04-1, Class A1 5.72%(b)	11/25/34	358	360,444
Residential Accredit Loans, Inc., Series 01-QS19, Class A1 6.00%	12/25/16	100	99,677
Structured Mortgage Loan Trust, Series 04-13, Class A2 5.63%(b)	09/25/34	145	149,510
Structured Mortgage Loan Trust, Series 04-3AC, Class A2 4.92%(b)	03/25/34	175	175,922
TIAA Real Estate CDO Ltd., Series 01-C1A, Class A4 6.68%(e)	06/19/31	365	378,411
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(e)	05/25/36	289	284,219
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(e)	05/25/36	4,027	234,128
Washington Mutual Mortgage Loan Trust, Series 05-AR5, Class A6 4.67%(b)	05/25/35	550	545,194
Wells Fargo Mortgage Backed Securities Trust, Series 04-V, Class 1A2 3.83%(b)	10/25/34	735	731,807

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,133,657)			12,105,789

COMMERCIAL MORTGAGE BACKED SECURITIES — 11.1%
American Home Mortgage Assets, Series 05-1, Class 3A11 5.60%(b)	11/25/35	410	411,033
Banc of America Commercial Mortgage, Inc., Series 03-1, Class A 1 3.88%	09/11/36	422	407,882
Bayview Financial Acquisition Trust, Series 98-1, Class A1 7.01%(e)	05/25/29	167	165,732
Bear Stearns Commercial Mortgage Securities, Series 00-WF, Class A1 7.11%	10/15/32	229	232,475
Chase Commercial Mortgage Securities Corp., Series 00-1, Class A2 7.76%	04/15/32	285	304,024
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	194	195,266
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1 5.41%(b)	04/25/36	305	305,102
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	367	389,854
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	131	136,401
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2 7.72%	03/15/33	335	357,793
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class X2 (IO) 0.27%(c)(e)	05/10/40	6,314	30,396
Homebanc Mortgage Trust, Series 05-4, Class A1 5.60%(b)	10/25/35	559	559,521
Impac Secured Assets Corp., Series 05-2, Class A2A 5.45%(b)	03/25/36	379	378,789
Nationslink Funding Corp., Series 99, Class 1 6.32%	01/20/31	415	422,330
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A 5.42%(b)	04/25/36	362	362,336
Structured Asset Receivable Trust, Series 04-1 4.13%(b)(e)	04/21/11	460	460,296
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1 4.04%	02/15/35	422	411,268

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $5,576,361)			5,530,498

ASSET BACKED SECURITIES — 35.0%
Bear Stearns, Inc., Series 05-HE12, Class 1A1 5.43%(b)	12/25/35	345	345,522
Bear Stearns, Inc., Series 06-HE1, Class 1A1 5.42%(b)	01/25/30	305	304,939
Bear Stearns, Inc., Series 06-HE3, Class A1 5.41%(b)	04/25/36	621	621,336
Bear Stearns, Inc., Series 06-PC1, Class A1 5.41%(b)	01/25/29	258	258,397
BMW Vehicle Owner Trust, Series 05-A, Class A3 4.04%	02/25/09	575	571,625
Capital Auto Receivables Asset Trust, Series 04-1, Class A3 2.00%	11/15/07	137	136,302
Capital Auto Receivables Asset Trust, Series 04-2, Class A2 3.35%	02/15/08	610	606,892

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(e)	01/20/09	$600	$600,937
Carrington Mortgage Loan Trust, Series 06-OPT1, Class A1 5.40%(b)	02/25/29	622	622,523
Centex Home Equity Loan Trust, Series 06-A, Class AV1 5.38%(b)	06/25/36	551	551,266
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	400	392,200
Citibank Credit Card Issuance Trust, Series 04, Class A4 3.20%	08/24/09	300	294,714
Citigroup Mortgage Loan Trust, Inc., Series 06-HE1, Class A1 5.39%(b)	01/25/36	336	336,143
Conseco Finance Securitizations Corp., Series 01-4, Class A3 6.09%	01/01/24	46	45,896
Countrywide Certificates, Series 05-16, Class 4AV1 5.43%(b)	07/25/26	298	297,601
Countrywide Certificates, Series 05-BC4, Class 2A1 5.45%(b)	11/25/28	223	223,135
Countrywide Certificates, Series 05-IM3, Class A1 5.45%(b)	04/25/28	298	298,008
DaimlerChrysler Auto Trust, Series 06, Class A3 5.33%	08/08/10	450	451,602
Encore Credit Receivables Trust, Series 05-4, Class 2A1 5.43%(b)	01/25/36	124	123,771
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1 5.45%(b)	02/25/36	274	274,157
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A 5.41%(b)	02/25/36	440	440,022
Ford Credit Auto Owner Trust, Series 05-A, Class A3 3.48%	11/15/08	536	532,361
Ford Credit Auto Owner Trust, Series 05-B, Class A3 4.17%	01/15/09	606	602,201
Ford Credit Auto Owner Trust, Series 05-C, Class A2 4.24%	03/15/08	180	179,549
Ford Credit Auto Owner Trust, Series 06-B, Class A3 5.26%	10/15/10	500	501,406
Green Tree Financial Corp., Series 99-1, Class A5 6.11%	09/01/23	237	238,960
GSAA Home Equity Trust, Series 06-2N, Class Note 6.00%(e)	12/25/35	102	100,823
Home Equity Asset Trust, Series 05-6, Class 2A1 5.45%(b)	12/25/35	273	272,605
Home Equity Asset Trust, Series 05-7, Class 2A1 5.45%(b)	01/25/36	264	264,167
Honda Auto Receivables Owner Trust, Series 04-2, Class A3 3.30%	06/16/08	83	82,553
Honda Auto Receivables Owner Trust, Series 05-1, Class A3 3.53%	10/21/08	421	417,389
Honda Auto Receivables Owner Trust, Series 05-4, Class A3 4.46%	05/21/09	325	322,881
J.P. Morgan Mortgage Acquisition Corp., Series 05-OPT2, Class A2 5.41%(b)	12/25/35	168	168,146
Long Beach Asset Holdings Corp., Series 05-2, Class N1 4.15%(e)	04/25/35	45	44,291
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1 5.40%(b)	03/25/36	379	378,678
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1 5.40%(b)	12/25/35	376	376,008
Morgan Stanley Capital, Inc., Series 05-HE5, Class A2A 5.43%(b)	09/25/35	197	196,857
New Century Home Equity Loan Trust, Series 05-C, Class A2A 5.41%(b)	12/25/35	252	252,456
Nissan Auto Receivables Owner Trust, Series 03-C, Class A4 2.70%	12/17/07	191	189,938
Nissan Auto Receivables Owner Trust, Series 04-C, Class A3 2.85%	10/15/07	195	194,555
Nissan Auto Receivables Owner Trust, Series 05-A, Class A3 3.54%	10/15/08	21	21,150
Novastar Home Equity Loan, Series 06-2, Class A2A 5.38%(b)	06/25/36	413	413,387
Option One Mortgage Loan Trust, Series 01-4, Class A 5.93%(b)	01/25/32	17	16,561
Option One Mortgage Loan Trust, Series 05-4, Class A2 5.18%	11/25/35	242	242,004
Ownit Mortgage Loan Certificates, Series 05-4, Class A2A1 5.45%(b)	08/25/36	278	277,810
Peoples Choice Home Loan Securities Trust, Series 05-4, Class 1A1 5.45%(b)	12/25/35	147	147,414
Popular Mortgage Pass-Through Trust, Series 04-4, Class AF1 5.58%(b)	09/25/34	295	295,306
Residential Asset Mortgage Products, Inc., Series 05-EFC4, Class A1 5.44%(b)	01/25/26	284	284,287
Specialty Underwriting & Residential Finance, Series 05-BC3, Class A2A 5.45%(b)	06/25/36	202	202,386
Structured Asset Investment Loan Trust, Series 05-10, Class A3 5.42%(b)	12/25/35	332	331,872

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2 5.40%(b)	03/25/36	$308	$308,161
USAA Auto Owner Trust, Series 04-1, Class A3 2.06%	04/15/08	83	82,932
USAA Auto Owner Trust, Series 04-2, Class A3 3.03%	06/16/08	86	85,619
USAA Auto Owner Trust, Series 05-1, Class A3 3.90%	07/15/09	276	273,857
USAA Auto Owner Trust, Series 05-2, Class A3 4.00%	12/15/09	650	643,662
USAA Auto Owner Trust, Series 06-2, Class A3 5.32%	09/15/10	575	576,857
WFS Financial Owner Trust, Series 02-4, Class A4A 3.11%	08/20/10	188	187,894

TOTAL ASSET BACKED SECURITIES (Cost $17,538,727)			17,503,971

CORPORATE BONDS — 7.9%
Aerospace — 0.3%
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	150	149,761

Banks — 1.3%
Banc One Corp., Senior Unsecured Notes 2.62%	06/30/08	20	19,149
Bank of America Corp., Senior Unsecured Notes 3.88%	01/15/08	100	98,323
Citigroup, Inc., Senior Unsecured Notes 3.50%	02/01/08	200	195,654
J.P. Morgan Chase & Co., Senior Unsecured Notes 5.25%	05/30/07	150	149,932
U.S. Central Credit Union, Unsecured Notes 2.75%	05/30/08	30	28,877
Wells Fargo & Co., Senior Unsecured Notes 5.12%	02/15/07	180	179,812

			671,747

Computer Software & Services — 0.1%
Oracle Corp., Unsecured Notes 5.00%	01/15/11	75	74,284

Finance — 3.5%
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	150	147,894
5.55%(b)	01/15/08	1,300	1,300,910
3.60%(f)	10/15/08	125	121,344
Golden West Financial Corp., Senior Unsecured Notes 4.13%	08/15/07	15	14,835
Household Finance Corp., Unsecured Notes 4.12%(g)	12/15/08	150	146,882
PSEG Funding Trust, Inc., Capital Securities 5.38%	11/16/07	25	24,961

			1,756,826

Insurance — 0.2%
ASIF Global Financing, Unsecured Notes 3.90%(e)	10/22/08	20	19,491
Metropolitan Life Global Funding, Inc., Unsecured Notes 2.60%(e)	06/19/08	75	71,831

			91,322

Oil & Gas — 0.5%
Anadarko Petroleum Corp., Senior Unsecured Notes 5.79%(b)	09/15/09	100	100,122
Consolidated Natural Gas Co., Senior Unsecured Notes 5.38%	11/01/06	130	129,963

			230,085

Real Estate — 0.3%
Avalonbay Communities, Inc., Senior Unsecured Notes 8.25%	07/15/08	140	146,720

Retail Merchandising — 0.3%
Federated Department Stores, Inc., Senior Unsecured Notes 6.63%	09/01/08	25	25,496
May Department Stores Co., Unsecured Notes 3.95%	07/15/07	150	147,990

			173,486

Telecommunications — 0.5%
Lenfest Communications, Inc., Senior Notes 7.62%	02/15/08	125	128,483
Verizon Global Funding Corp., Senior Unsecured Notes 6.12%	06/15/07	125	125,629

			254,112

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes 5.75%	10/15/07	75	75,127
Union Pacific Corp., Unsecured Notes 6.79%	11/09/07	50	50,623

			125,750

Yankee — 0.6%
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(b)(h)	04/09/09	150	150,063
Republic of Italy, Unsecured Notes 2.75%(h)	12/15/06	125	124,540

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes 3.95%(h)	01/30/08	$10	$9,827

			284,430

TOTAL CORPORATE BONDS (Cost $3,988,486)			3,958,523

TAXABLE MUNICIPAL BONDS — 0.2%
New York Sales Tax Asset Receivables Corp. Revenue Bonds, Series 04, Class B 3.29% (Cost $80,000)	10/15/07	80	78,470

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.0%
French Treasury Bills (EUR) 2.88%(i)	10/05/06	458	580,484
Galileo Money Market Fund		1,905	1,904,653

TOTAL SHORT TERM INVESTMENTS (Cost $2,487,938)			2,485,137

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 97.1% (Cost $48,682,843)			48,499,543

INVESTMENTS IN AFFILIATES-LONG TERM — 2.3%
Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A 5.61%(b)	11/15/25	456	456,477
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2 4.24%(b)	08/25/34	415	408,845
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A 5.77%(b)	11/25/29	183	183,248
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO) 1.51%(c)(e)	07/12/34	2,188	82,986

TOTAL INVESTMENTS IN AFFILIATES-LONG TERM (Cost $1,127,180)			1,131,556

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 0.1%
Institutional Money Market Trust(j) (Cost $45,900)		45,900	45,900

TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $49,855,923(a))			49,676,999

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.1)%			(45,900)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			310,393

TOTAL NET ASSETS — 100.0%			$49,941,492

(a)	Cost for federal income tax purposes is $49,857,430. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$121,603
Gross unrealized depreciation	(302,034)

$(180,431)

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Rates shown are the effective yields as of September 30, 2006. (d) Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $830,389 which represents 1.7% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 5.0% of its net assets, with a current market value of $2,473,541, in securities restricted as to resale.

(e)	Securities, or a portion thereof, pledged as collateral with a value of $121,344 on 72 short U.S. Treasury Note futures contracts, 61 long U.S. Treasury Note futures contracts and 1 short Euro-dollar futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $20,308,288, with an unrealized loss of $15,723 (including commissions of $296).

(f)	Total or partial securities on loan.

(g)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(h)	The rate shown is the effective yield at the time of purchase.

(i)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
Small Business Administration Participation Certificates, Series 97, Class A 6.10%(b)(c) (Cost $662,153)	08/15/2022	$674	$668,336

MORTGAGE PASS-THROUGHS — 11.9%
Federal Home Loan Mortgage Corp. ARM
3.54%(c)	05/01/34	4,848	4,676,645
3.32%(c)	07/01/34	969	971,827
3.56%(c)	07/01/34	2,964	2,948,887
4.30%(c)	11/01/34	14,708	14,316,264
5.04%(c)(d)	12/01/35	25,612	25,265,873
Federal Home Loan Mortgage Corp. Gold 8.25%	06/01/09	1	598
Federal National Mortgage Assoc.
6.50%	11/01/08	211	211,426
6.00%(e)	03/12-02/17	845	855,796
5.00%	04/01/21	96	94,579
Federal National Mortgage Assoc. 1 Year CMT
6.98%(c)	09/01/29	29	28,781
6.80%(c)	12/01/30	552	563,187
6.75%(c)	12/01/31	618	631,891
5.55%(c)	08/01/32	1,603	1,601,208
5.53%(c)	01/01/33	2,707	2,712,772
Federal National Mortgage Assoc. ARM
4.10%(c)	10/01/33	1,020	1,000,563
4.28%(c)	01/01/34	734	720,443
4.00%(c)	04/01/34	1,174	1,150,189
3.93%(c)	05/01/34	15,882	15,512,813
4.56%(c)	02/01/35	22,503	22,153,346
4.86%(c)	06/01/35	13,084	12,933,178
6.17%(c)	04/01/40	2,098	2,125,548
Government National Mortgage Assoc.
6.00%	12/08-02/11	451	452,735
6.50%	06/15/09	324	331,019
Government National Mortgage Assoc. 1 Year CMT 3.75%(c)	05/20/34	11,112	10,828,933
Government National Mortgage Assoc. II Hybrid 3.75%(c)	06/20/34	16,262	15,846,999

TOTAL MORTGAGE PASS-THROUGHS (Cost $139,738,158)			137,935,500

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.2%
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1 3.31% (Cost $1,919,683)	02/25/32	2,001	1,844,510

COLLATERALIZED MORTGAGE OBLIGATIONS — 25.2%
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(c)	11/25/34	8,181	8,184,057
Bear Stearns Mortgage Trust, Series 04-7, Class 4A 3.58%(c)	10/25/34	10,532	10,453,508
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2 7.42%	04/15/10	9,040	9,554,243
Countrywide Alternative Loan Trust, Series 05-CB, Class 2A3 5.50%	07/25/35	11,059	11,051,281
Countrywide Home Loans, Series 03-37, Class 2A1 4.25%(c)	09/25/33	10,222	10,128,366
Countrywide Home Loans, Series 04-29, Class 1A1 5.60%(c)	02/25/35	3,527	3,529,511
Federal Home Loan Mortgage Corp. Strip Notes, Series 19, Class F 4.92%(c)	06/01/28	1,681	1,670,996
Federal Home Loan Mortgage Corp., Series 1165, Class LD 7.00%	11/15/21	1,542	1,540,744
Federal Home Loan Mortgage Corp., Series 231 (IO) 5.50%(d)	08/01/35	10,515	2,551,243
Federal Home Loan Mortgage Corp., Series 232 (IO) 5.00%(d)	08/01/35	21,794	5,400,876
Federal Home Loan Mortgage Corp., Series 2663, Class LA 5.00%	09/15/23	1,118	1,116,150
Federal Home Loan Mortgage Corp., Series 2744, Class PB 5.50%	03/15/26	4,041	4,033,005
Federal Home Loan Mortgage Corp., Series 2996, Class PB 5.50%	05/15/35	13,470	13,453,852
Federal Home Loan Mortgage Corp., Series 3215, Class EP 5.38%(f)	09/15/11	19,210	19,219,006
Federal National Mortgage Assoc., Series 93-188, Class K 6.00%	10/25/08	6,657	6,668,040
Federal National Mortgage Assoc., Series 97-20, Class FB 4.79%(c)	03/25/27	2,343	2,308,148
Federal National Mortgage Assoc., Series 04-W10, Class A1 5.75%	08/25/34	13,932	13,889,105
Federal National Mortgage Assoc., Series 05-84, Class XK 5.75%	08/25/23	6,936	6,926,884
Federal National Mortgage Assoc., Series 06, Class WA 6.00%	05/25/28	10,504	10,560,522
Federal National Mortgage Assoc., Series 354, Class 2 (IO) 5.50%(d)	12/01/34	8,982	2,145,303
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2 6.64%	04/15/09	13,728	14,112,913
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3 6.14%	10/18/30	11,739	11,874,797

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Goldman Sachs Mortgage Securities Corp. II, Series 00-1, Class A 5.68%(b)(c)	06/20/24	$463	$464,304
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO) 0 .95%(b)(d)	01/10/40	249,705	4,892,348
GSR Mortgage Loan Trust, Series 04-9, Class 3A1 3.68%(c)	08/25/34	15,228	15,078,754
GSR Mortgage Loan Trust, Series 05-AR6, Class 1A1 4.55%(c)	09/25/35	12,609	12,553,022
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A 5.64%(c)	11/19/35	14,697	14,738,518
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1 3.89%(c)	08/25/34	13,363	13,076,343
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1 6.41%	12/15/19	9,871	9,934,372
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C3, Class XCP (IO) 1.41%(b)(d)	02/15/37	37,389	1,079,220
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C5, Class XCP (IO) 1.26%(b)(d)	04/15/37	176,921	3,173,040
Mortgage IT Trust, Series 04-1, Class A1 5.72%(c)	11/25/34	11,612	11,679,386
Residential Accredit Loans, Inc., Series 01-QS19, Class A1 6.00%	12/25/16	259	257,618
Structured Mortgage Loan Trust, Series 04-13, Class A2 5.63%(c)	09/25/34	3,185	3,280,852
Structured Mortgage Loan Trust, Series 04-3AC, Class A2 4.92%(c)	03/25/34	9,904	9,939,570
TIAA Real Estate CDO Ltd., Series 01-C1A, Class A4 6.68%(b)	06/19/31	8,510	8,822,674
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(b)	05/25/36	7,717	7,590,604
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(b)(d)	05/25/36	96,411	5,605,815
Washington Mutual Mortgage Securities Corp., Series 02-AR1, Class IA1 6.68%(c)	11/25/30	623	629,829

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $295,059,917)			293,168,819

COMMERCIAL MORTGAGE BACKED SECURITIES — 9.2%
American Home Mortgage Assets, Series 05-1, Class 3A11 5.60%(c)	11/25/35	10,864	10,892,375
Bayview Financial Acquisition Trust, Series 98-1, Class A1 7.01%(b)	05/25/29	409	406,798
Citigroup Commercial Mortgage Trust, Series 05-EMG, Class A1 4.15%(b)	09/20/51	6,070	5,955,315
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	6,282	6,324,442
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2 6.30%	11/11/30	8,081	8,229,416
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1 5.41%(c)	04/25/36	7,393	7,394,245
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	8,786	9,324,896
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	7,421	7,737,978
Impac Secured Assets Corp., Series 05-2, Class A2A 5.45%(c)	03/25/36	9,687	9,688,504
Nationslink Funding Corp., Series 99, Class 1 6.32%	01/20/31	10,172	10,344,871
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A 5.42%(c)	04/25/36	8,613	8,615,553
Structured Asset Receivables Trust, Series 03-1 3.18%(b)(c)(g)	01/21/10	12,959	12,955,349
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1 4.04%	02/15/35	9,471	9,222,208

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $108,480,734)			107,091,950

PROJECT LOANS — 0.0%
Federal Housing Authority 7.43% (Cost $5,060)	09/01/22	5	5,221

ASSET BACKED SECURITIES — 36.6%
Accredited Mortgage Loan Trust, Series 05-3, Class A2A 5.43%(c)	09/25/35	3,173	3,173,531
Amresco Independence Funding, Inc., Series 99-1, Class A 5.25%(b)(c)	06/15/20	5,406	5,370,969
Bear Stearns, Inc., Series 06-HE1, Class 1A1 5.42%(c)	01/25/30	7,388	7,389,685
Bear Stearns, Inc., Series 06-PC1, Class A1 5.41%(c)	01/25/29	6,432	6,433,168

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
BMW Vehicle Owner Trust, Series 05-A, Class A3 4.04%	02/25/09	$14,075	$13,992,380
Business Loan Express, Inc., Series 98-1, Class A 7.25%(b)(c)	01/15/25	1,108	1,077,812
Capco America Securitization Corp., Series 98-D7, Class PS1 (IO) 1.68%(b)(d)	10/15/30	33,064	770,642
Capital Auto Receivables Asset Trust, Series 04-1, Class A3 2.00%	11/15/07	3,014	2,999,520
Capital Auto Receivables Asset Trust, Series 04-2, Class A2 3.35%	02/15/08	15,396	15,318,795
Capital Auto Receivables Asset Trust, Series 05-1, Class A4 4.05%	07/15/09	12,825	12,672,767
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(b)	01/20/09	15,200	15,223,750
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	13,875	13,604,438
Citibank Credit Card Issuance Trust, Series 04, Class A4 3.20%	08/24/09	8,700	8,546,706
Countrywide Certificates, Series 05-16, Class 4AV1 5.43%(c)	07/25/26	7,753	7,755,140
Countrywide Certificates, Series 05-BC4, Class 2A1 5.45%(c)	11/25/28	6,304	6,306,334
Countrywide Certificates, Series 05-IM3, Class A1 5.45%(c)	04/25/28	7,774	7,775,310
DaimlerChrysler Auto Trust, Series 06, Class A3 5.33%	08/08/10	10,425	10,462,113
Encore Credit Receivables Trust, Series 05-4, Class 2A1 5.43%(c)	01/25/36	3,324	3,324,132
Epoch, Series 02, Class 2l 5.82%(b)(c)	05/30/07	8,500	8,542,500
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1 5.45%(c)	02/25/36	7,213	7,213,752
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A 5.41%(c)	02/25/36	9,611	9,612,903
Ford Credit Auto Owner Trust, Series 05, Class A4 4.36%	06/15/10	15,825	15,578,934
Ford Credit Auto Owner Trust, Series 05-A, Class A3 3.48%	11/15/08	12,995	12,903,498
Ford Credit Auto Owner Trust, Series 05-C, Class A2 4.24%	03/15/08	4,733	4,724,969
Ford Credit Auto Owner Trust, Series 06, Class A4 5.07%	12/15/10	11,925	11,925,425
Ford Credit Auto Owner Trust, Series 06-B, Class A3 5.26%	10/15/10	12,575	12,610,358
Green Tree Financial Corp., Series 93-4, Class A5 7.05%	01/15/19	1,395	1,418,380
Green Tree Financial Corp., Series 96-8, Class A6 7.60%	10/15/27	3,411	3,543,351
Green Tree Financial Corp., Series 98-6, Class A6 6.27%	06/01/30	20	20,500
GSAA Home Equity Trust, Series 04-11, Class 2A2 5.65%(c)	12/25/34	6,970	6,999,021
Heller Financial Commercial Mortgage Asset Corp., Series 98-1, Class A 5.87%(b)(c)	07/15/24	2,584	2,558,392
Honda Auto Receivables Owner Trust, Series 04-2, Class A3 3.30%	06/16/08	9,921	9,859,567
Honda Auto Receivables Owner Trust, Series 04-3, Class A3 2.91%	10/20/08	10,917	10,791,415
Honda Auto Receivables Owner Trust, Series 05-4, Class A3 4.46%	05/21/09	11,150	11,077,302
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A 6.25%(b)(c)	01/15/24	717	717,755
IndyMac Residential Trust, Series 06-B, Class 2A1 5.39%(c)	06/25/36	6,137	6,138,533
J.P. Morgan Mortgage Acquisition Corp., Series 05-OPT2, Class A2 5.41%(c)	12/25/35	4,461	4,461,468
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1 5.40%(c)	03/25/36	8,497	8,498,151
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1 5.40%(c)	12/25/35	8,223	8,225,175
The Money Store Small Business Administration Loan Trust, Series 97-1, Class A 6.00%(c)	01/15/25	1,883	1,832,893
The Money Store Small Business Administration Loan Trust, Series 97-1, Class B 6.48%(c)	01/15/25	243	236,651
The Money Store Small Business Administration Loan Trust, Series 98-1, Class A 5.93%(c)	07/15/24	999	980,623
Morgan Stanley Capital, Inc., Series 05-HE5, Class A2A 5.43%(c)	09/25/35	5,372	5,373,044
Mortgage Capital Funding, Inc., Series 98-MC1, Class X (IO) 0.74%(d)	03/18/30	60,731	341,004
New Century Home Equity Loan Trust, Series 05-C, Class A2A 5.41%(c)	12/25/35	6,675	6,676,061
Nissan Auto Receivables Owner Trust, Series 05-B, Class A3 3.99%	07/15/09	15,350	15,195,733

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Option One Mortgage Loan Trust, Series 05-4, Class A2 5.18%(c)	11/25/35	$6,626	$6,626,288
Ownit Mortgage Loan Certificates, Series 05-4, Class A2A1 5.45%(c)	08/25/36	7,314	7,314,746
PBG Equipment Trust, Series 00-1A, Class A 6.27%(b)	01/20/12	910	910,335
Peoples Choice Home Loan Securities Trust, Series 05-4, Class 1A1 5.45%(c)	12/25/35	3,927	3,928,147
PMC Capital LP, Series 98-1, Class A 7.25%(b)(c)	04/01/21	2,922	2,921,708
Residential Asset Mortgage Products, Inc., Series 05-EFC4, Class A1 5.44%(c)	01/25/26	7,786	7,787,002
Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A1 5.44%(c)	05/25/25	4,165	4,166,411
Securitized Asset Backed Receivables LLC, Series 06-FR3, Class A1 5.44%(c)	05/25/36	10,261	10,261,377
Specialty Underwriting & Residential Finance, Series 05-BC3, Class A2A 5.45%(c)	06/25/36	5,534	5,534,811
Structured Asset Investment Loan Trust, Series 05-10, Class A3 5.42%(c)	12/25/35	8,718	8,719,182
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2 5.40%(c)	03/25/36	6,726	6,728,174
SWB Loan-Backed Certificates, Series 98-1, Class AV 6.25%(b)(c)	09/15/24	2,843	2,842,695
USAA Auto Owner Trust, Series 05-1, Class A3 3.90%	07/15/09	7,358	7,288,802
USAA Auto Owner Trust, Series 05-2, Class A3 4.00%	12/15/09	20,750	20,547,688

TOTAL ASSET BACKED SECURITIES (Cost $426,876,204)			425,831,916

CORPORATE BONDS — 12.8%
Aerospace — 0.4%
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	4,575	4,567,726

Banks — 3.4%
Citigroup, Inc., Senior Unsecured Notes 3.50%(e)(h)	02/01/08	5,200	5,087,004
J.P. Morgan Chase & Co., Senior Unsecured Notes 6.00%	08/01/08	3,180	3,231,996
U.S. Bank N.A., Subordinated Notes 6.50%	02/01/08	3,580	3,632,171
U.S. Central Credit Union, Unsecured Notes 2.75%	05/30/08	3,700	3,561,546
Wells Fargo & Co., Senior Unsecured Notes 5.49%(c)	09/15/09	22,515	22,552,375
Wells Fargo & Co., Unsecured Notes 3.50%	04/04/08	1,200	1,171,473

			39,236,565

Computer Software & Services — 0.1%
Oracle Corp., Unsecured Notes 5.00%	01/15/11	1,700	1,683,760

Energy & Utilities — 0.4%
Dominion Resources, Inc., Senior Unsecured Notes 3.66%	11/15/06	4,550	4,540,286

Finance — 4.8%
General Electric Capital Corp., Notes 8.75%	05/21/07	5,320	5,431,337
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	7,700	7,591,892
5.55%(c)	01/15/08	27,050	27,068,935
4.12%	03/04/08	8,300	8,183,493
Household Finance Corp., Unsecured Notes 4.12%(i)	12/15/08	4,375	4,284,044
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(b)(j)	07/31/07	1,975	1,950,964
PSEG Funding Trust, Inc., Capital Securities 5.38%	11/16/07	1,250	1,248,074

			55,758,739

Insurance — 0.2%
ASIF Global Financing, Unsecured Notes 3.90%(b)	10/22/08	2,540	2,475,332

Oil & Gas — 0.2%
Anadarko Petroleum Corp., Senior Unsecured Notes 5.79%(c)	09/15/09	2,850	2,853,474

Real Estate — 0.4%
Avalonbay Communities, Inc., Senior Unsecured Notes 8.25%	07/15/08	3,945	4,134,360

Retail Merchandising — 0.5%
Federated Department Stores, Inc., Senior Unsecured Notes 6.63%	09/01/08	800	815,867
May Department Stores Co., Unsecured Notes 3.95%	07/15/07	4,675	4,612,374

			5,428,241

Telecommunications — 0.8%
Lenfest Communications, Inc., Senior Notes 7.62%	02/15/08	3,850	3,957,288

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Telecommunications (Continued)
Verizon Global Funding Corp., Senior Unsecured Notes 6.12%	06/15/07	$5,415		$5,442,237

				9,399,525

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes 5.75%	10/15/07	2,025		2,028,418
Union Pacific Corp., Unsecured Notes 6.79%	11/09/07	1,775		1,797,134

				3,825,552

Yankee — 1.3%
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(c)(j)	04/09/09	4,000		4,001,680
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(j)	01/15/08	9,315		9,108,300
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes 3.95%(j)	01/30/08	1,543		1,516,278

				14,626,258

TOTAL CORPORATE BONDS (Cost $149,889,860)				148,529,818

FOREIGN BONDS — 0.4%
Province of Manitoba (Canada), Senior Unsecured Notes (NZD) 6.38%	09/01/15	1,300		834,431
Province of Ontario (Canada), Unsecured Notes (NZD) 6.25%	06/16/15	4,540		2,894,570

TOTAL FOREIGN BONDS (Cost $4,110,143)				3,729,001

TAXABLE MUNICIPAL BONDS — 0.3%
New York Sales Tax Asset Receivables Corp. Revenue Bonds, Series 04, Class B 3.29% (Cost $2,640,000)	10/15/07	2,640		2,589,497

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.6%
Federal Farm Credit Bank, Discount Notes 5.10%(d)(e)	10/16/06	900		898,088
French Treasury Bills (EUR) 2.88%(k)	10/05/06	12,403		15,719,966
Galileo Money Market Fund		2,030		2,029,962

TOTAL SHORT TERM INVESTMENTS (Cost $18,723,901)				18,648,016

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16 (Cost $1,534,785)		3,290	(l)	1,326,725

PUT SWAPTIONS PURCHASED — 0.2%
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16 (Cost $1,534,785)		3,290	(l)	1,755,511

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 98.6% (Cost $1,151,175,383)				1,143,124,820

	MATURITY	PAR (000)
INVESTMENTS IN AFFILIATES-LONG TERM — 1.0%
Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A 5.61%(c)	11/15/25	$1,177		1,179,015
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A 5.71%(c)	03/15/25	617		619,576
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2 4.24%(c)	08/25/34	10,284		10,143,571

TOTAL INVESTMENTS IN AFFILIATES-LONG TERM (Cost $11,826,807)				11,942,162

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES-SHORT TERM — 0.4%
Institutional Money Market Trust(m) (Cost $4,462,500)		4,462,500		4,462,500

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $1,167,464,690(a))				1,159,529,482

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Deutsche Bank, Strike Rate 5.765%, Expires 06/19/08 (Premiums received $646,750)		(1,990	)(l)	(1,073,764)

PUT SWAPTIONS WRITTEN — 0.0%
Deutsche Bank, Strike Rate 5.765%, Expires 06/19/08 (Premiums received $646,750)		(1,990	)(l)	(295,156)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.4)%	$(4,462,500)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	6,253,006

TOTAL NET ASSETS — 100.0%	$1,159,951,068

(a)	Cost for federal income tax purposes is $1,167,512,891. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$8,160,838
Gross unrealized depreciation	(16,144,247)

$(7,983,409)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 8.4% of its net assets, with a current market value of $96,976,657, in securities restricted as to resale.

(c)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Securities, or a portion thereof, with a market value of $1,100,952 have been pledged as collateral for swap and swaption contracts.

(f)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $19,219,006 which represents 1.7% of net assets.

(g)	Security is illiquid. As of September 30, 2006, the Portfolio held 1.1% of its net assets, with a current market value of $12,955,349 in these securities.

(h)	Securities, or a portion thereof, pledged as collateral with a value of $5,087,004 on 251 short U.S. Treasury Note futures contracts, 2,181 long U.S. Treasury Notes futures contracts and 28 short Euro-dollar futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $479,260,457, with an unrealized gain of $1,018,365 (including commissions of $5,439).

(i)	Total or partial securities on loan.

(j)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(k)	The rate shown is the effective yield at the time of purchase.

(l)	Each swaption contract is equivalent to $10,000 notional amount.

(m)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 34.4%
Federal Home Loan Bank, Unsecured Bonds
3.50%	10/18/07	$5,000	$4,918,265
3.60%	10/19/07	11,170	10,998,205
2.75%	01/09/08	4,410	4,285,669
3.01%	04/02/08	10,000	9,714,320
3.00%	06/08-07/08	9,760	9,436,673
2.90%	07/15/08	2,000	1,928,778
3.25%(b)	07/30/08	17,955	17,409,348
3.35%	01/23/09	2,000	1,929,366
4.00%	02/19/09	1,200	1,172,866
Federal Home Loan Mortgage Corp., Unsecured Notes
3.38%(b)	10/05/07	10,835	10,650,144
3.50%(b)	05/19/08-05/21/08	17,305	16,902,757
3.06%	07/15/08	3,155	3,051,992
4.50%	08/04/08	9,610	9,528,305
3.00%(b)	06/30/09	19,600	18,628,036
Federal National Mortgage Assoc., Unsecured Notes
3.53%	10/19/07	8,950	8,801,618
3.55%	11/16/07	6,675	6,563,007
4.00%(c)	12/07-06/09	14,687	14,445,264
3.00%(d)	05/12/08	4,500	4,414,099
3.25%	05/16/08	6,725	6,544,064
3.74%(b)	02/24/09	15,000	14,597,820
Small Business Administration Participation Certificates, Series 96-20H, Class 1 7.25%	08/01/16	1,266	1,317,201
Small Business Administration Participation Certificates, Series 96-20J, Class 1 7.20%	10/01/16	1,204	1,249,735
Small Business Administration Participation Certificates, Series 98-20J, Class 1 5.50%	10/01/18	2,114	2,133,804
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	1,440	1,415,852
U.S. Treasury Inflation Protected Notes 2.50%	07/15/16	2,475	2,543,610
U.S. Treasury Notes 4.88%	08/15/16	2,000	2,037,812

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $186,882,525)			186,618,610

MORTGAGE PASS-THROUGHS — 39.2%
Federal Home Loan Mortgage Corp. ARM
3.54%(d)	05/01/34	3,728	3,596,083
3.56%(d)	07/01/34	2,891	2,875,884
3.78%(d)	07/01/34	2,023	1,958,067
5.03%(d)	08/01/34	4,775	4,754,963
4.39%(d)	11/01/34	2,571	2,514,137
4.35%(d)	03/01/35	8,309	8,077,645
4.77%(d)	03/35-09/35	19,008	18,757,209
4.76%(d)	04/01/35	9,878	9,803,040
5.54%(d)	04/01/36	4,196	4,194,511
6.02%(d)	10/01/36	3,975	4,014,392
Federal Home Loan Mortgage Corp. Gold
9.00%	12/01/09	242	246,112
5.00%	10/20-03/21	30,354	29,827,921
Federal National Mortgage Assoc.
8.00%	04/08-06/08	299	300,588
6.50%	05/08-12/29	10,041	10,253,685
8.50%	02/09-08/09	373	376,886
9.00%	05/09-04/16	379	385,123
6.00%	04/01/16	4	3,782
7.00%	01/17-04/32	1,266	1,300,545
5.00%	06/18-06/23	1,911	1,859,123
4.50%	10/01/18	17	16,683
5.50%	01/24-06/36	1,163	1,150,915
Federal National Mortgage Assoc. ARM
4.78%(d)	03/01/33	4,135	4,093,652
4.27%(d)	05/01/33	2,710	2,630,635
4.01%(d)	09/01/33	2,468	2,375,706
3.51%(d)	10/01/33	4,529	4,588,145
4.00%(d)	04/01/34	1,680	1,645,207
3.88%(d)	05/01/34	1,956	1,905,290
4.38%(d)	06/01/34	6,173	6,060,408
3.73%(d)	07/01/34	2,310	2,222,144
4.50%(d)	07/01/34	7,119	6,984,425
4.83%(d)	08/01/34	2,785	2,734,512
4.64%(d)	02/01/35	11,410	11,294,310
4.59%(d)	03/01/35	5,603	5,534,479
4.76%(d)	07/01/35	6,013	5,946,381
4.93%(d)	07/01/35	13,608	13,515,241
5.01%(d)	07/01/35	3,313	3,258,328
Federal National Mortgage Assoc. Hybrid, ARM 3.51%(d)	06/01/34	2,087	2,088,579
Federal National Mortgage Assoc. Libor ARM 5.83%(d)	08/01/36	5,248	5,302,418
6.10%(d)	09/01/36	3,500	3,537,188
Federal National Mortgage Assoc. Multi-Family 6.54%(d)	12/01/18	527	531,077
Government National Mortgage Assoc.
6.00%	02/15/11	268	268,946
5.00%	05/20/35	8,432	8,355,273
Government National Mortgage Assoc. II ARM 4.50%(d)	02/20/35	3,840	3,791,668
Government National Mortgage Assoc. II Hybrid
3.75%(d)	06/20/34	2,636	2,568,305
3.50%(d)	07/20/34	5,371	5,177,521

TOTAL MORTGAGE PASS-THROUGHS (Cost $214,356,320)			212,677,132

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.1%
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1 3.31% (Cost $493,094)	02/25/32	530	488,405

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

41

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 23.5%
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4 6.19%	06/11/35	$3,380	$3,527,263
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(d)	11/25/34	1,521	1,521,776
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2 7.42%	04/15/10	3,930	4,153,559
Deutsche Mortgage Securities, Inc., Series 04-4, Class 3AR1 3.68%(d)	06/25/34	984	975,698
Federal Home Loan Mortgage Corp., Series 1361, Class I 6.00%	09/15/07	40	39,581
Federal Home Loan Mortgage Corp., Series 06-3110, Class HA 5.50%	01/15/27	5,581	5,596,790
Federal Home Loan Mortgage Corp., Series 2668, Class AD 4.00%	01/15/15	2,557	2,503,697
Federal Home Loan Mortgage Corp., Series 2718, Class MR 4.00%	08/15/13	1,668	1,644,135
Federal Home Loan Mortgage Corp., Series 2730, Class PA 3.75%	03/15/11	534	532,793
Federal Home Loan Mortgage Corp., Series 2748, Class LJ 4.00%	03/15/10	503	501,412
Federal Home Loan Mortgage Corp., Series 2931, Class DE 4.00%	02/15/20	10,000	9,058,690
Federal Home Loan Mortgage Corp., Series 3131, Class MA 5.50%	11/15/27	2,908	2,909,441
Federal Home Loan Mortgage Corp., Series 3143, Class NA 5.50%(d)	07/15/26	4,849	4,846,036
Federal Home Loan Mortgage Corp., Series 3162, Class 0A 6.00%	10/15/26	4,674	4,722,956
Federal National Mortgage Assoc., Series 01-T2, Class B 6.02%	11/25/10	3,600	3,728,321
Federal National Mortgage Assoc., Series 04-W10, Class A1 5.75%	08/25/34	1,527	1,522,697
Federal National Mortgage Assoc., Series 05-109, Class PV 6.00%	10/25/32	4,253	4,332,078
Federal National Mortgage Assoc., Series 05-29, Class JB 4.50%	04/25/35	8,849	8,563,443
Federal National Mortgage Assoc., Series 05-57, Class PA 5.50%	05/25/27	2,795	2,797,250
Federal National Mortgage Assoc., Series 05-68, Class PC 5.50%	07/25/35	5,196	5,212,458
Federal National Mortgage Assoc., Series 05-70, Class KB 5.50%	05/25/35	5,013	5,025,579
Federal National Mortgage Assoc., Series 05-83, Class LA 5.50%	10/25/35	4,590	4,600,785
Federal National Mortgage Assoc., Series 05-84, Class MB 5.75%	10/25/35	11,575	11,718,793
Federal National Mortgage Assoc., Series 06-39 Class G1 5.50%	11/25/25	5,063	5,063,232
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2 7.20%	10/15/32	3,640	3,882,159
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2 6.64%	04/15/09	5,476	5,629,907
GSR Mortgage Loan Trust, Series 04-9, Class 3A1 3.68%(d)	08/25/34	2,303	2,280,286
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3 5.86%	10/12/35	3,580	3,675,371
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1 6.41%	12/15/19	2,005	2,017,599
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A3 5.64%	04/15/11	2,693	2,717,674
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A2 3.25%	03/15/29	2,100	2,013,909
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A1 3.82%	06/15/29	1,758	1,726,980
Mortgage IT Trust, Series 04-1, Class A1 5.72%(d)	11/25/34	1,916	1,927,374
Structured Mortgage Loan Trust, Series 04-13, Class A2 5.63%(d)	09/25/34	512	527,462
Summit Mortgage Trust, Series 00-1, Class B1 6.57%(d)(e)(f)	12/28/12	48	48,077
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(e)	05/25/36	40,437	2,351,217
Washington Mutual Mortgage Securities Corp., Series 03-AR4, Class A6 3.42%(d)	05/25/33	3,652	3,570,735

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,450,042)			127,467,213

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.0%
Bear Stearns Commercial Mortgage Securities, Series 02-TOP6, Class A1 5.92%	10/15/36	1,920	1,949,738

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Bear Stearns Commercial Mortgage Securities, Series 04-PWR4, Class A1 4.36%	06/11/41	$1,942	$1,910,733
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	3,905	3,900,525
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	3,540	3,710,625
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO) 1.54%(g)	07/15/29	7,968	207,013
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	1,184	1,234,980
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3 6.26%	03/15/33	1,650	1,709,521
Morgan Stanley Dean Witter Capital Investments, Series 02-TOP7, Class A1 5.38%	01/15/39	2,759	2,772,282
Wachovia Bank Commercial Mortgage Trust, Series 03-C5, Class A1 2.99%	06/15/35	2,399	2,248,842
Wachovia Bank Commercial Mortgage Trust, Series 04-C12, Class A1 3.40%	07/15/41	1,848	1,799,766

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $21,677,682)			21,444,025

PROJECT LOANS — 0.2%
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1 7.43%(h)	06/01/22	426	429,965
Federal Housing Authority, USGI Project, Series 56 7.46%	01/01/23	529	534,285

TOTAL PROJECT LOANS (Cost $975,038)			964,250

ASSET BACKED SECURITIES — 2.9%
Bear Stearns, Inc., Series 06-HE1, Class 1A1 5.42%(d)	01/25/30	3,235	3,235,740
Countrywide Certificates, Series 05-IM2, Class A1 5.43%(d)	06/25/27	1,182	1,181,993
Green Tree Financial Corp., Series 97-5, Class A7 7.13%	05/15/29	1,709	1,777,878
Master Securities Trust, Series 05-HE2, Class A2 5.44%(d)	10/25/35	2,210	2,210,820
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A 6.05%(d)	07/15/25	847	841,358
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1 5.45%(d)	11/25/35	3,568	3,568,951
Structured Asset Receivables Trust, Series 03-2 5.79%(d)(e)(i)	01/21/09	2,240	2,238,841
SWB Loan-Backed Certificates, Series 99-1, Class A 7.38%(e)	05/15/25	618	624,549

TOTAL ASSET BACKED SECURITIES (Cost $15,617,755)			15,680,130

CORPORATE BONDS — 3.7%
Finance — 2.8%
General Electric Capital Corp., Unsecured Notes
5.55%(d)	01/15/08	6,650	6,654,655
4.88%(j)	10/21/10	1,990	1,972,008
5.00%	11/15/11	1,390	1,379,107
Private Export Funding Corp., Senior Unsecured Notes 3.38%	02/15/09	5,250	5,068,513

			15,074,283

Oil & Gas — 0.4%
ENSCO Offshore Co., Bonds 6.36%	12/01/15	2,201	2,245,534

Yankee — 0.5%
International Bank For Reconstruction & Development (Multiple Countries), Unsecured Notes 1.00%(k)	02/05/15	4,100	2,964,259

TOTAL CORPORATE BONDS (Cost $20,572,413)			20,284,076

TAXABLE MUNICIPAL BONDS — 1.0%
Stanislaus County California Taxable Pension Obligation Refunding Revenue Bonds, Series 95 7.15%	08/15/13	2,895	3,066,500
United States Department of Housing and Urban Development, Section 108 Government Guaranteed Participation Certificates, Series 03-A 4.44%	08/01/11	2,099	2,053,091

TOTAL TAXABLE MUNICIPAL BONDS (Cost $4,994,000)			5,119,591

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

43

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS — 0.4%
Galileo Money Market Fund (Cost $2,374,879)	2,374,879		$2,374,879

	NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $444,643)	730	(l)	484,881

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $444,643)	730	(l)	438,708

TOTAL INVESTMENTS IN SECURITIES — 109.6% (Cost $598,283,034(a))			594,041,900

CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(970	)(l)	(260,290)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(390	)(l)	(210,186)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $624,350)			(470,476)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $12,862)	(55)		(13,750)

PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(970	)(l)	(260,290)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(390	)(l)	(116,945)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $624,350)			(377,235)

LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%			(51,151,549)

NET ASSETS — 100.0%			$542,028,890

(a)	Cost for federal income tax purposes is $596,908,808. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,583,329
Gross unrealized depreciation	(5,450,237)

$(2,866,908)

(b)	Securities, or a portion thereof, subject to financing transactions.

(c)	Securities, or a portion thereof, with a market value of $309,164 have been pledged as collateral for swap and swaption contracts.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 1.0% of its net assets, with a current market value of $5,262,684, in securities restricted as to resale.

(f)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $48,077 which represents less than 0.1% of net assets.

(g)	Rates shown are the effective yields as of September 30, 2006.

(h)	Represents an investment in an affiliate.

(i)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.4% of its net assets, with a current market value of $2,238,841 in these securities.

(j)	Securities, or a portion thereof, pledged as collateral with a value of $1,972,008 on 887 long U.S. Treasury Note futures contracts, 14 long U.S. Treasury Bond futures contracts and 842 short U.S. Treasury Note futures contracts expiring December 2006 and 117 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $236,125,912 with an unrealized gain of $639,751 (including commissions of $4,431).

(k)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(l)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.1%
Federal Home Loan Mortgage Corp., Unsecured Notes 3.01%(b)	04/19/07	$275	$271,645
Federal National Mortgage Assoc., Subordinated Notes
5.25%	08/01/12	130	130,680
5.12%(b)	01/02/14	150	149,584
Federal National Mortgage Assoc., Unsecured Notes 2.71%(b)	01/30/07	250	247,894
Small Business Administration Participation Certificates, Series 96-20E, Class 1 7.60%	05/01/16	86	89,248
Small Business Administration, Series 03-P10A 4.52%	02/10/13	130	125,949
U.S. Treasury Bonds 4.50%	02/15/36	20	19,164
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	45	44,245
U.S. Treasury Inflation Protected Notes 2.50%	07/15/16	300	308,316
U.S. Treasury Notes
4.62%	08/31/11	170	170,186
4.88%	08/15/16	330	336,239

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,888,620)			1,893,150

MORTGAGE PASS-THROUGHS — 38.3%
Federal Home Loan Mortgage Corp. ARM
4.00%(c)	03/01/34	109	106,709
3.32%(c)	07/01/34	206	206,145
Federal Home Loan Mortgage Corp. Gold
4.50%	03/10-08/20	456	441,106
5.00%	08/01/20	77	75,950
Federal Home Loan Mortgage Corp. Gold TBA 5.00%	10/01/21	1,400	1,375,063
Federal National Mortgage Assoc.
5.00%	01/18-11/35	1,229	1,202,116
5.50%	08/18-02/36	2,500	2,482,125
4.00%	05/01/19	390	368,781
4.50%	01/01/21	99	95,621
6.00%	08/21-02/34	2,759	2,794,654
Federal National Mortgage Assoc. ARM
4.10%(c)	10/01/33	246	241,100
4.30%(c)	12/01/33	165	162,246
4.28%(c)	01/01/34	210	205,841
4.00%(c)	04/01/34	327	320,306
Federal National Mortgage Assoc. TBA
5.00%	10/21-10/36	200	194,344
5.50%	10/01/21	1,400	1,399,125
4.50%	10/01/36	300	280,219

TOTAL MORTGAGE PASS-THROUGHS (Cost $11,955,458)			11,951,451

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.3%
Federal Home Loan Mortgage Corp., Series 05, Class B1 4.50%	05/01/20	88	84,685
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO) 2.15%	02/25/28	311	14,488

TOTAL MULTIPLE CLASS MORTGAGE PASS-THROUGHS (Cost $110,622)			99,173

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.2%
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3 5.12%	07/11/43	130	129,534
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4 6.19%	06/11/35	180	187,842
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A 4.93%	07/10/45	160	155,194
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(c)	11/25/34	129	129,468
Countrywide Home Loans, Series 04-29, Class 1A1 5.60%(c)	02/25/35	52	52,483
Credit Suisse First Boston Mortgage Securities Corp., Series 00-C1, Class A1 7.32%	04/15/62	100	102,592
Federal Home Loan Mortgage Corp., Series 2927, Class BA 5.50%	10/15/33	104	103,497
Federal Home Loan Mortgage Corp., Series 2949, Class PA 5.50%	03/15/34	206	206,685
Federal Home Loan Mortgage Corp., Series 2979, Class BC 5.00%	04/15/20	190	184,153
Federal Home Loan Mortgage Corp., Series 2996, Class MK 5.50%	06/30/35	92	91,805
Federal Home Loan Mortgage Corp., Series 3131, Class MA 5.50%	11/15/27	151	151,140
Federal Home Loan Mortgage Corp., Series 3204, Class C 5.50%	04/15/29	544	544,118
Federal National Mortgage Assoc., Series 04-25, Class PA 5.50%	10/25/30	160	160,576
Federal National Mortgage Assoc., Series 04-36, Class BS 5.50%	11/25/30	131	131,151
Federal National Mortgage Assoc., Series 05-48, Class AR 5.50%	02/25/35	100	100,351
Federal National Mortgage Assoc., Series 05-70, Class GA 5.50%	12/25/34	113	113,100

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

45

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Series 346, Class 2 5.50%	12/01/33	$269	$64,377
Federal National Mortgage Assoc., Series 363, Class 2 (IO) 5.50%	11/01/35	278	68,669
Federal National Mortgage Assoc., Series 367, Class 2 (IO) 5.50%(d)	01/25/36	285	70,798
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3 6.42%	06/15/11	250	262,156
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C3, Class A2 7.95%	05/15/25	140	151,238
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C2, Class A2 6.65%	11/15/27	150	158,432
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A3 4.56%(c)	09/15/27	110	107,443
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C1, Class A3 4.54%	02/15/30	150	145,266
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4 5.43%	09/15/39	170	170,234
Morgan Stanley Capital, Inc., Series 97-HF1, Class X (IO) 1.89%(d)(e)	07/15/29	150	599
Mortgage IT Trust, Series 04-1, Class A1 5.72%(c)	11/25/34	199	200,247
Structured Mortgage Loan Trust, Series 04-13, Class A2 5.63%(c)	09/25/34	43	44,574
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(e)	05/25/36	164	161,711
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(e)	05/25/36	2,146	124,795
Wells Fargo Mortgage Backed Securities Trust, Series 04-5, Class A1 4.52%(c)	06/25/34	172	168,387

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,540,004)			4,442,615

COMMERCIAL MORTGAGE BACKED SECURITIES — 10.7%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2 7.32%	10/15/32	110	117,628
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PWR7, Class A2 4.94%	02/11/41	140	138,534
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO) 1.27%(d)	04/19/15	1,499	20,509
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2 7.32%	10/15/32	55	58,668
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2 7.44%	08/15/31	185	194,989
Citigroup Commercial Mortgage Trust, Series 05-EMG, Class A2 4.22%(e)	09/20/51	150	145,472
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO) 1.82%(d)(e)	06/20/29	1,507	43,099
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO) 1.32%(d)	01/17/35	645	7,906
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D 6.61%	12/15/35	185	195,359
Credit Suisse First Boston Mortgage Securities Corp., Series 02, Class A3 5.60%	07/15/35	190	193,425
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	205	204,765
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5 3.94%	05/15/13	200	185,594
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 98-CF1, Class A1B 6.41%	02/18/31	170	171,703
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	99	105,366
First Union National Bank Commercial Mortgage Trust, Series 02-C1, Class A2 6.14%	02/12/34	175	182,424
General Electric Capital Commercial Mortgage Corp., Series 00-1, Class A2 6.50%	01/15/33	125	130,624
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	170	178,194
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3 5.35%	08/11/36	190	191,144

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
General Electric Capital Commercial Mortgage Corp., Series 05-C1, Class A3 4.58%	06/10/48	$130	$126,547
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO) 1.54%(d)	07/15/29	1,310	34,038
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C2, Class A2 6.94%	09/15/33	100	103,341
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2 7.46%	08/16/33	110	116,865
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2 5.46%(c)	05/10/40	210	212,937
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3 3.75%(c)	11/25/33	290	286,716

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $3,400,231)			3,345,847

CERTIFICATE OF DEPOSIT — 1.3%
Barclays Bank PLC NY 5.40%(c) (Cost $410,000)	03/13/09	410	410,034

ASSET BACKED SECURITIES — 18.7%
Aames Mortgage Investment Trust, Series 06-1, Class A1 5.39%(c)	04/25/36	172	172,349
Ace Securities Corp., Series 06-HE1, Class A2A 5.41%(c)	02/25/36	143	143,416
American Express Credit Account Master Trust, Series 06-01, Class A 5.36%(c)	12/15/13	250	250,517
Capital Auto Receivables Asset Trust, Series 04-2, Class A4 3.75%	07/15/09	225	220,603
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(e)	01/20/09	375	375,586
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1 5.40%(c)	07/25/36	243	243,514
Chase Credit Card Master Trust, Series 01-6, Class A 5.46%(c)	03/16/09	250	250,049
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	175	171,588
Citibank Credit Card Issuance Trust, Series 03-A3, Class A3 3.10%	03/10/10	125	121,484
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	225	223,173
Countrywide Certificates, Series 05-BC5, Class 3A1 5.43%(c)	10/25/27	80	79,793
Countrywide Certificates, Series 05-IM2, Class A1 5.43%(c)	06/25/27	53	53,190
Countrywide Certificates, Series 05-IM3, Class A1 5.45%(c)	04/25/28	163	162,550
Countrywide Certificates, Series 06-IM1, Class A1 5.42%(c)	09/25/28	132	131,589
DaimlerChrysler Auto Trust, Series 05-B, Class A3 4.04%	09/08/09	225	223,247
Discover Card Master Trust I, Series 05-1, Class A 5.34%(c)	09/16/10	200	200,062
Ford Credit Auto Owner Trust, Series 06-A, Class A3 5.07%	03/15/10	250	249,828
Fremont Home Loan Trust, Series 06-2, Class 2A1 5.39%(c)	02/25/36	226	226,448
Honda Auto Receivables Owner Trust, Series 05-4, Class A3 4.46%	05/21/09	225	223,533
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4 2.70%	04/15/07	175	172,649
MBNA Credit Card Master Notes Trust, Series 06-A1, Class A1 4.90%	07/15/11	225	224,748
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.32%(c)	09/15/11	300	300,279
Morgan Stanley Home Equity Loans, Series 06-2, Class A1 5.40%(c)	02/25/36	169	169,023
Nissan Auto Receivables Owner Trust, Series 05-C, Class A3 4.19%	07/15/09	250	247,182
Novastar Home Equity Loan, Series 06-2, Class A2A 5.38%(c)	06/25/36	217	217,572
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1 5.38%(c)	09/28/36	225	225,000
Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A1 5.44%(c)	05/25/25	89	89,026
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1 5.45%(c)	11/25/35	168	168,170
Soundview Home Equity Loan Trust, Series 06-2, Class A1 4.91%	03/25/36	128	127,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

47

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A5B 5.50%(c)	07/27/26	$175	$175,159

TOTAL ASSET BACKED SECURITIES (Cost $5,856,011)			5,838,996

CORPORATE BONDS — 19.6%
Aerospace — 0.4%
Loral Corporation 7.00%	09/15/23	15	16,924
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	35	34,944
Raytheon Co., Senior Unsecured Notes 4.50%	11/15/07	7	6,935
United Technologies Corp., Unsecured Notes 5.47%(c)	06/01/09	75	75,044

			133,847

Banks — 4.4%
BAC Capital Trust XI, Capital Securities 6.62%	05/23/36	5	5,275
Bank of America Corp., Senior Unsecured Notes 4.50%	08/01/10	25	24,442
Bank of America Corp., Subordinated Notes 7.80%	02/15/10	5	5,398
Bank of America Corp., Unsecured Notes 5.40%(c)	03/24/09	250	250,175
Bank of New York Co., Inc., Senior Notes 3.75%	02/15/08	25	24,523
Citigroup, Inc., Senior Unsecured Notes 6.20%	03/15/09	35	35,870
Citigroup, Inc., Subordinated Notes 6.38%	11/15/08	30	30,729
Citigroup, Inc., Unsecured Notes 4.13%(f)	02/22/10	260	251,974
Depfa ACS Bank, Senior Notes 3.62%	10/29/08	50	48,675
HBOS Treasury Services PLC, Unsecured Notes 3.50%(e)	11/30/07	30	29,423
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	225	222,738
J.P. Morgan Chase & Co., Subordinated Notes 7.12%	06/15/09	25	26,253
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	70	68,917
4.00%	10/15/08	40	39,082
Swedish Export Credit Corp., Unsecured Notes 3.50%	01/15/08	75	73,541
U.S. Bancorp, Senior Unsecured Notes 3.95%	08/23/07	115	113,793
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%(c)	10/29/49	10	11,128
Wells Fargo & Co., Unsecured Notes 4.62%	08/09/10	100	98,186

			1,360,122

Broadcasting — 0.4%
Charter Communications Holdings II LLC, Unsecured Notes 10.25%	09/15/10	45	46,013
Cox Communications, Inc., Senior Unsecured Notes 7.13%	10/01/12	25	26,643
News America Holdings, Inc., Secured Notes 8.50%	02/23/25	25	29,479
News America Holdings, Inc., Senior Debentures 9.50%	07/15/24	15	18,688

			120,823

Chemicals — 0.1%
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	10	10,125
8.25%	09/15/16	20	20,300

			30,425

Computer Software & Services — 0.4%
Oracle Corp., Unsecured Notes 5.00%	01/15/11	125	123,806

Construction — 0.0%
International Steel Group, Inc., Senior Unsecured Notes 6.50%	04/15/14	15	14,850

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes 6.38%	10/15/15	5	4,862

Energy & Utilities — 0.5%
AES Corp., Senior Secured Notes 8.75%(e)	05/15/13	10	10,700
Dominion Resources, Inc., Senior Unsecured Notes 7.20%	09/15/14	40	43,556
Midwest Generation LLC, Pass-Through Certificates 8.56%	01/02/16	13	13,305
Midwest Generation LLC, Senior Secured Notes 8.75%	05/01/34	10	10,675
NiSource Finance Corp., Unsecured Notes 5.97%(c)	11/23/09	75	75,042

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
Reliant Energy, Inc., Senior Secured Notes 6.75%	12/15/14	$15	$14,250

			167,528

Entertainment & Leisure — 0.5%
Comcast Cable Communications, Inc., Senior Unsecured Notes 6.75%	01/30/11	35	36,770
Comcast Cable Holdings LLC, Senior Debentures 7.88%	08/01/13	5	5,566
Comcast Corp., Unsecured Notes 5.90%	03/15/16	50	50,023
MGM Mirage, Inc., Senior Notes 6.00%	10/01/09	20	19,750
Seneca Gaming Corp., Senior Unsecured Notes 7.25%	05/01/12	15	14,925
Time Warner Cos., Inc., Senior Unsecured Notes 6.75%	04/15/11	10	10,459
Turner Broadcasting Corp., Senior Notes 8.38%	07/01/13	15	16,859

			154,352

Finance — 5.0%
Aetna, Inc., Senior Unsecured Notes 6.00%	06/15/16	145	149,198
The Bear Stearns Cos., Inc., Unsecured Notes 3.25%	03/25/09	50	47,867
Berkshire Hathaway Finance Corp., Senior Unsecured Notes 4.13%	01/15/10	80	77,792
Compton Petroleum Finance Corp., Senior Notes 7.62%	12/01/13	5	4,825
General Electric Capital Corp., Unsecured Notes
3.50%	08/15/07	50	49,251
5.55%(c)	01/15/08	370	370,259
4.12%	09/01/09	30	29,268
3.75%	12/15/09	65	62,474
4.88%	10/21/10	90	89,186
5.00%	11/15/11	65	64,491
Household Finance Corp., Senior Notes 6.45%	02/01/09	20	20,509
Lehman Brothers Holdings, Inc., Senior Unsecured Notes 5.75%	04/11-07/11	120	121,787
Morgan Stanley, Senior Notes 5.44%(c)	03/07/08	265	265,183
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	50	49,546
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(e)(g)	07/31/07	50	49,392
Principal Life Global Funding, Inc., Unsecured Notes 3.62%(e)	04/30/08	20	19,525
Prudential Funding LLC, Senior Unsecured Notes 6.60%(e)	05/15/08	25	25,520
PSEG Funding Trust, Inc., Capital Securities 5.38%	11/16/07	50	49,923

			1,545,996

Industrial — 0.1%
Osprey Trust/Osprey, Inc., Senior Secured Notes 7.80%(c)(e)(h)	01/15/49	50	23,312

Insurance — 0.8%
Allstate Financial Global Funding, Unsecured Notes 5.25%(e)	02/01/07	25	24,985
ASIF Global Financing, Unsecured Notes 3.90%(e)	10/22/08	45	43,854
CHUBB Corp., Senior Unsecured Notes 4.93%	11/16/07	75	74,672
MassMutual Global Funding II, Senior Secured Notes 2.55%(e)	07/15/08	35	33,438
New York Life Global Funding, Unsecured Notes 3.88%(e)	01/15/09	45	43,728
TIAA Global Markets, Senior Unsecured Notes 3.88%(e)	01/22/08	45	44,244

			264,921

Manufacturing — 0.1%
Briggs & Stratton Corp., Senior Unsecured Notes 8.88%	03/15/11	20	21,950

Medical & Medical Services — 0.4%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes 6.12%	12/15/14	10	9,500
UnitedHealth Group, Inc., Unsecured Notes 5.25%	03/15/11	75	74,880
WellPoint, Inc., Unsecured Notes 5.00%	01/15/11	50	49,334

			133,714

Motor Vehicles — 0.4%
Arvinmeritor, Inc., Senior Notes 6.80%	02/15/09	2	1,925
DaimlerChrysler N.A. Holding Corp., Notes 4.75%	01/15/08	25	24,759
DaimlerChrysler N.A. Holding Corp., Senior Unsecured Notes 5.75%	09/08/11	100	99,530

			126,214

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

49

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Oil & Gas — 0.9%
Anadarko Petroleum Corp., Senior Unsecured Notes
3.25%	05/01/08	$50	$48,331
5.95%	09/15/16	50	50,597
ANR Pipeline Co., Senior Debentures
9.62%	11/01/21	5	6,162
7.38%	02/15/24	5	5,153
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	10	9,550
6.25%	01/15/18	5	4,638
6.88%	11/15/20	5	4,725
Colorado Interstate Gas Co., Senior Unsecured Notes 6.80%	11/15/15	5	5,039
Halliburton Co., Senior Unsecured Notes 5.50%	10/15/10	25	25,152
KCS Energy, Inc., Senior Unsecured Notes 7.12%	04/01/12	5	4,800
Northwest Pipeline Corp., Senior Unsecured Notes 8.12%	03/01/10	15	15,600
Oneok, Inc., Senior Unsecured Notes 5.51%	02/16/08	75	75,029
Transcontinental Gas Pipeline Corp., Senior Notes 8.88%	07/15/12	5	5,575
The Williams Cos., Inc., Senior Unsecured Notes 7.12%	09/01/11	10	10,250

			270,601

Pharmaceuticals — 0.4%
Abbott Laboratories, Unsecured Notes 5.60%	05/15/11	65	66,157
Merck & Co., Inc., Unsecured Notes 2.50%	03/30/07	25	24,666
Wyeth, Unsecured Notes 5.50%	02/15/16	40	39,968

			130,791

Real Estate — 0.6%
American Real Estate Partners LP, Senior Unsecured Notes 8.12%	06/01/12	5	5,125
ProLogis, Unsecured Notes 5.25%	11/15/10	55	54,655
The Rouse Co., Senior Unsecured Notes 6.75%(e)	05/01/13	50	50,285
The Rouse Co., Unsecured Notes
3.62%	03/15/09	40	37,765
5.38%	11/26/13	40	36,976

			184,806

Retail Merchandising — 0.1%
Federated Department Stores, Inc., Senior Unsecured Notes 6.30%	04/01/09	10	10,170
May Department Stores Co., Debentures 7.45%	10/15/16	10	10,838

			21,008

Telecommunications — 1.3%
AT&T Broadband Corp., Unsecured Notes 8.38%	03/15/13	140	159,696
Cincinnati Bell, Inc., Senior Unsecured Notes 7.25%	07/15/13	15	15,337
Intelsat Bermuda Ltd., Senior Unsecured Notes 9.25%(e)	06/15/16	10	10,512
PanAmSat Corp., Senior Unsecured Notes 9.00%(e)	06/15/16	5	5,150
Qwest Corp., Unsecured Notes 8.64%(c)	06/15/13	15	16,144
Rogers Wireless, Inc., Senior Secured Notes 7.50%	03/15/15	25	26,688
Verizon Maryland, Inc., Senior Debentures 6.13%	03/01/12	30	30,586
Verizon New Jersey, Inc., Senior Debentures 5.88%	01/17/12	70	70,660
Wind Acquistion Finance SA, Senior Unsecured Notes 10.75%(e)	12/01/15	15	16,556
Windstream Corp., Senior Unsecured Notes
8.12%(e)	08/01/13	20	21,250
8.62%(e)	08/01/16	25	26,750

			399,329

Transportation — 0.2%
Overseas Shipholding Group, Inc., Senior Unsecured Notes 7.50%	02/15/24	10	9,825
Union Pacific Corp., Senior Notes 6.62%	02/01/08	50	50,820

			60,645

Yankee — 2.6%
Canadian National Railway Co. (Canada), Senior Unsecured Notes 4.25%(g)	08/01/09	40	39,066
Eksportfinans ASA (Norway), Unsecured Notes 4.38%(g)	07/15/09	20	19,658
EnCana Corp. (Canada), Bonds 6.30%(g)	11/01/11	25	25,931
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes 5.80%(g)	05/01/14	10	10,025
Ispat Inland ULC (Canada), Senior Secured Notes 9.75%(g)	04/01/14	22	24,777

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Republic of Italy (Italy), Senior Unsecured Notes 4.38%(g)	10/25/06	$80		$79,953
Scottish Power PLC (United Kingdom), Unsecured Notes 4.91%(g)	03/15/10	25		24,589
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes 5.25%(g)	11/15/13	25		23,672
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes 6.42%(g)	06/20/16	75		77,162
Telefonica Europe BV (Netherlands), Senior Unsecured Notes 7.75%(g)	09/15/10	10		10,796
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.75%(g)	02/15/11	75		79,211
6.38%(g)	10/15/11	15		15,711
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes 7.75%(g)	02/15/10	135		144,760
Vodafone Group PLC (United Kingdom), Unsecured Notes
5.43%(c)(g)	06/29/07	125		124,991
5.46%(c)(g)	12/28/07	120		120,024

				820,326

TOTAL CORPORATE BONDS (Cost $6,152,405)				6,114,228

FOREIGN BONDS — 0.2%
Province of Manitoba (Canada), Senior Unsecured Notes (NZD) 6.38%	09/01/15	30		19,256
Province of Ontario (Canada), Unsecured Notes (NZD) 6.25%	06/16/15	50		31,879

TOTAL FOREIGN BONDS (Cost $56,232)				51,135

TAXABLE MUNICIPAL BONDS — 0.7%
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B 3.60%	10/15/08	35		34,012
Port Authority of New York & New Jersey Revenue Notes, Series 04, Class XX 3.30%	09/15/07	125		122,774
Wisconsin General Revenue Bonds, Series 03, Class A 4.80%	05/01/13	50		49,059

TOTAL TAXABLE MUNICIPAL BONDS (Cost $210,164)				205,845

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 2.1%
French Treasury Bills (EUR) 2.88%(i)	10/05/06	$271		$343,474
Galileo Money Market Fund		327		326,791

TOTAL SHORT TERM INVESTMENTS (Cost $671,923)				670,265

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $24,364)		40	(j)	26,569

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $24,364)		40	(j)	24,039

TOTAL INVESTMENTS IN SECURITIES — 112.4% (Cost $35,300,398(a))				35,073,347

		PAR (000)
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (9.1)%
Federal National Mortgage Assoc. TBA
5.00%	10/21-10/36	(1,300)		(1,268,625)
5.50%	10/01/36	(1,200)		(1,182,000)
6.00%	10/01/36	(400)		(401,750)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS (Proceeds $2,842,496)				(2,852,375)

		NUMBER OF SHARES
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(30	)(j)	(8,050)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(40	)(j)	(21,558)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $33,670)				(29,608)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $695)		(3)		(750)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

51

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF CONTRACTS		VALUE
PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(30	)(j)	$(8,050)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(40	)(j)	(11,994)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $33,670)			(20,044)

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.1)%			(953,047)

NET ASSETS — 100.0%			$31,217,523

(a)	Also for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$121,594
Gross unrealized depreciation	(348,645)

$(227,051)

(b)	Securities, or a portion thereof, subject to financing transactions.

(c)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 4.3% of its net assets, with a current market value of $1,329,885, in securities restricted as to resale.

(f)	Securities, or a portion thereof, pledged as collateral with a value of $251,974 on 37 long U.S. Treasury Note futures contracts, 10 long U.S. Treasury Bond futures contracts and 57 short U.S. Treasury Note futures contracts expiring December 2006 and 5 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $12,324,078 with an unrealized gain of $26,415 (including commissions of $243).

(g)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(h)	Security in default.

(i)	The rate shown is the effective yield at the time of purchase.

(j)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 11.2%
Federal Home Loan Bank, Unsecured Bonds 4.12%	02/15/08	$4,500	$4,443,538
Federal Home Loan Mortgage Corp., Unsecured Notes
3.00%	04/19/07	7,820	7,724,189
3.75%	02/27/09	10,025	9,714,476
Federal National Mortgage Assoc., Subordinated Notes
5.25%	08/01/12	3,070	3,086,047
4.62%	05/01/13	1,960	1,900,351
Federal National Mortgage Assoc., Unsecured Notes
2.71%	01/30/07	9,625	9,543,919
3.00%	04/19/07	5,600	5,531,389
4.15%	07/13/07	12,015	11,917,378
3.55%	11/16/07	8,985	8,834,250
3.25%	05/16/08	8,594	8,362,778
Small Business Administration Participation Certificates, Series 92-20H, Class 1 7.40%	08/01/12	543	562,911
Small Business Administration Participation Certificates, Series 96-20H, Class 1 7.25%	08/01/16	1,444	1,502,071
Small Business Administration Pass-Through, Series 97-P10D, Class 1 6.51%	11/10/07	93	93,971
Small Business Administration, Series 01-P10, Class B-1 6.34%(b)	08/01/11	1,334	1,377,219
U.S. Treasury Inflation Protected Bonds 2.00%(c)	01/15/26	2,465	2,423,663
U.S. Treasury Inflation Protected Notes
2.00%	07/15/14	4,355	4,607,522
2.50%	07/15/16	4,225	4,342,123
U.S. Treasury Notes
4.62%	08/31/11	5,815	5,821,362
4.88%	08/15/16	12,355	12,588,584

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $104,889,223)			104,377,741

MORTGAGE PASS-THROUGHS — 4.2%
Federal Home Loan Mortgage Corp. ARM
4.98%(b)	10/01/35	12,332	12,215,590
5.43%(b)	05/01/36	4,784	4,778,699
6.02%(b)	10/01/36	7,950	8,028,784
Federal National Mortgage Assoc.
8.50%	08/01/09	83	83,736
6.00%	05/16-02/17	544	552,924
5.50%	01/01/20	380	381,112
Federal National Mortgage Assoc. ARM
4.00%(b)	04/01/34	5,292	5,183,131
4.78%(b)(d)	01/01/35	4,321	4,220,408
4.82%(b)	09/01/35	4,175	4,148,547

TOTAL MORTGAGE PASS-THROUGHS (Cost $39,775,921)			39,592,931

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.1%
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1 3.31%
(Cost $1,384,860)	02/25/32	1,488	1,371,692

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.6%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2 6.50%	04/15/36	4,738	4,938,548
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1 5.68%(b)	01/25/35	712	715,403
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(b)	11/25/34	4,566	4,567,451
Bear Stearns Mortgage Trust, Series 04-7, Class 4A 3.58%(b)	10/25/34	5,399	5,358,721
Countrywide Home Loans, Series 04-29, Class 1A1 5.60%(b)	02/25/35	2,163	2,164,941
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 99-CG2, Class A1B 7.30%	06/10/09	5,860	6,131,292
Federal Home Loan Mortgage Corp., Series 1361, Class I 6.00%	09/15/07	74	73,508
Federal Home Loan Mortgage Corp., Series 2626, Class NA 5.00%	06/15/23	8,465	8,423,440
Federal Home Loan Mortgage Corp., Series 3131, Class MA 5.50%	11/15/27	4,258	4,260,253
Federal Home Loan Mortgage Corp., Series 3200, Class AD 5.50%	05/15/29	18,751	18,730,482
Federal National Mortgage Assoc., Series 89-16, Class B (PO) 10.00%(e)	03/25/19	102	86,150
Federal National Mortgage Assoc., Series 05-109, Class PV 6.00%	10/25/32	9,352	9,526,861
Federal National Mortgage Assoc., Series 05-29, Class AT 4.50%	04/25/35	4,333	4,229,245
Federal National Mortgage Assoc., Series 05-29, Class WB 4.75%	04/25/35	5,680	5,534,422
Federal National Mortgage Assoc., Series 05-57, Class PA 5.50%	05/25/27	3,692	3,695,583
Federal National Mortgage Assoc., Series 05-62, Class CQ 4.75%	07/25/35	5,931	5,750,460
Federal National Mortgage Assoc., Series 05-83, Class LA 5.50%	10/25/35	6,582	6,596,520
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class C 7.79%(f)	12/15/31	5,690	6,112,841

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

53

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2 7.20%(b)	10/15/32	$4,430	$4,724,715
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3 6.42%	06/15/11	7,025	7,366,584
GSAA Home Equity Trust, Series 04-8, Class A3A 5.70%(b)	09/25/34	680	683,338
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1 6.41%	12/15/19	4,288	4,315,136
Mortgage IT Trust, Series 04-1, Class A1 5.72%(b)	11/25/34	6,057	6,092,504
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A 5.39%(b)	07/25/36	6,620	6,622,414
Structured Mortgage Loan Trust, Series 04-13, Class A2 5.63%(b)	09/25/34	1,937	1,995,627
Structured Mortgage Loan Trust, Series 04-6, Class 4A1 4.84%(b)	06/25/34	8,716	8,582,711
Summit Mortgage Trust, Series 00-1, Class B1 6.57%(b)(f)(g)	12/28/12	80	80,008
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(f)	05/25/36	4,489	4,415,193
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(f)	05/25/36	61,197	3,558,301
Wells Fargo Mortgage Backed Securities Trust, Series 04-5, Class A1 4.52%(b)	06/25/34	9,574	9,354,843

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $155,948,029)			154,687,495

COMMERCIAL MORTGAGE BACKED SECURITIES — 7.5%
Bayview Financial Acquisition Trust, Series 98-1, Class A1 7.01%(f)	05/25/29	257	255,780
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2 7.32%	10/15/32	2,005	2,138,723
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	3,222	3,243,581
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	5,900	5,893,239
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2 4.94%	12/15/35	6,185	6,078,801
Deutsche Alt-A Securities, Inc., Series 06-AR3, Class A3 5.42%(b)	08/25/36	11,620	11,624,944
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	4,850	5,083,766
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97 7.43%	02/21/21	49	49,712
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO) 1.54%(d)	07/15/29	11,928	309,877
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	3,663	3,819,221
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2 7.46%	08/16/33	4,472	4,766,076
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2 6.96%	11/15/10	6,040	6,412,488
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2 5.46%(b)	05/10/40	5,830	5,911,550
J.P. Morgan Commercial Mortgage Finance Corp., Series 97-C5, Class E 7.61%	09/15/29	4,896	5,424,925
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3 3.75%(b)	11/25/33	8,177	8,078,908
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A1 7.10%	10/15/32	244	244,975
Nationslink Funding Corp., Series 99-SL, Class A6 6.61%	11/10/30	179	178,759

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $69,840,571)			69,515,325

PROJECT LOANS — 0.0%
Federal Housing Authority, USGI Project, Series 56 7.46% (Cost $516,232)	01/01/23	520	525,527

CERTIFICATE OF DEPOSIT — 1.4%
Barclays Bank PLC NY 5.40%(b)	03/13/09	11,655	11,655,979
SunTrust Bank, Inc. 4.42%	06/15/09	1,375	1,355,530

TOTAL CERTIFICATE OF DEPOSIT (Cost $13,030,000)			13,011,509

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES — 23.5%
American Express Credit Account Master Trust, Series 06-01, Class A 5.36%(b)	12/15/13	$6,850	$6,864,179
Amresco Independence Funding, Inc., Series 00-1, Class A 6.40%(b)(f)	01/15/27	1,375	1,374,824
Bank One Issuance Trust, Series 02-A5, Class A5 5.45%(b)	06/15/10	8,375	8,385,366
Bear Stearns Asset Backed Securities, Inc., Series 06-3, Class A1 5.48%(b)	08/25/36	8,881	8,882,148
Boston Edison Co., Series 99-1, Class A4 6.91%	09/15/09	2,205	2,226,830
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(f)	01/20/09	11,350	11,367,734
Carrington Mortgage Loan Trust, Series 06-NC3, Class A1 5.42%(b)	01/25/31	8,244	8,243,694
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	6,100	5,981,050
Chase Issuance Trust, Series 05, Class A5 5.35%(b)	02/15/12	8,600	8,604,493
Chase Issuance Trust, Series 06-A3, Class A3 5.32%(b)	07/15/11	5,825	5,834,611
Citibank Credit Card Issuance Trust, Series 04, Class A4 3.20%	08/24/09	8,375	8,227,432
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	7,880	7,816,014
Citigroup Mortgage Loan Trust, Inc., Series 06-HE2, Class A2A 5.38%(b)	08/25/36	10,009	10,009,131
Countrywide Certificates, Series 04-12, Class 2AV3 5.46%(b)	12/25/24	1,836	1,835,819
Countrywide Certificates, Series 05-IM2, Class A1 5.43%(b)	06/25/27	1,572	1,572,051
Countrywide Certificates, Series 05-IM3, Class A1 5.45%(b)	04/25/28	4,618	4,619,130
Countrywide Certificates, Series 06-IM1, Class A1 5.42%(b)	09/25/28	3,596	3,596,758
DaimlerChrysler Auto Trust, Series 04-5, Class A3 3.18%	09/08/08	3,214	3,194,760
Discover Card Master Trust I, Series 05-1, Class A 5.34%(b)	09/16/10	5,650	5,651,752
Epoch, Series 02, Class 2l 5.82%(b)(f)	05/30/07	4,900	4,924,500
First Franklin Mortgage Loan Certificates, Series 06-FF10, Class A2 5.37%(b)	07/25/36	4,721	4,720,460
Fremont Home Loan Trust, Series 06-2, Class 2A1 5.39%(b)	02/25/36	6,890	6,890,487
Green Tree Financial Corp., Series 96-7, Class A6 7.65%	10/15/27	1,025	1,061,892
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A 6.25%(b)(f)	01/15/24	505	504,807
MBNA Credit Card Master Notes Trust, Series 98-E, Class A 5.65%(b)	09/15/10	6,525	6,545,880
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4 2.70%	04/15/07	7,900	7,793,848
MBNA Credit Card Master Notes Trust, Series 06-A1, Class A1 4.90%	07/15/11	6,575	6,567,636
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.32%(b)	09/15/11	8,825	8,833,207
The Money Store Small Business Administration Loan Trust, Series 97-2, Class A 6.05%(b)	02/15/29	1,253	1,251,979
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A 6.05%(b)	07/15/25	1,631	1,620,393
Novastar Home Equity Loan, Series 06-2, Class A2A 5.38%(b)	06/25/36	6,068	6,070,257
PBG Equipment Trust, Series 00-1A, Class A 6.27%(f)	01/20/12	796	796,219
PMC Capital LP, Series 98-1, Class A 7.25%(b)(f)	04/01/21	1,649	1,649,470
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1 5.38%(b)	09/28/36	6,475	6,475,000
Residential Asset Mortgage Products, Inc., Series 05-NC1, Class AI1 5.42%(b)	09/25/27	3,570	3,570,154
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1 5.45%(b)	11/25/35	4,764	4,764,829
Residential Asset Securities Corp., Series 06-EMX6, Class A1 5.38%(b)	10/25/30	8,267	8,271,322
Structured Asset Receivables Trust, Series 03-2 5.79%(b)(f)(h)	01/21/09	4,642	4,640,177
Structured Asset Securities Corp., Series 03-AL1, Class A 3.36%(f)	04/25/31	2,325	2,104,116
Student Loan Marketing Assoc. Student Loan Trust, Series 05-10, Class A1 5.46%(b)	04/25/12	2,410	2,409,536
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1 5.48%(b)	01/25/18	4,179	4,180,417

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

55

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A4 4.25%	01/25/28	$7,375	$7,244,979
SWB Loan-Backed Certificates, Series 99-1, Class A 7.38%(f)	05/15/25	1,317	1,329,685

TOTAL ASSET BACKED SECURITIES (Cost $218,898,456)			218,509,026

CORPORATE BONDS — 32.0%
Aerospace — 0.6%
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	1,445	1,442,702
Raytheon Co., Senior Notes 6.75%	08/15/07	1,752	1,770,967
United Technologies Corp., Unsecured Notes 5.47%(b)	06/01/09	2,825	2,826,639

			6,040,308

Banks — 8.0%
BAC Capital Trust XI, Capital Securities 6.62%	05/23/36	535	564,411
Banc One Corp., Senior Unsecured Notes 2.62%	06/30/08	60	57,446
Bank of America Corp., Subordinated Notes 7.80%	02/15/10	1,115	1,203,799
Bank of America Corp., Unsecured Notes 5.40%(b)	03/24/09	6,775	6,779,749
Bank of New York Co., Inc., Senior Subordinated Notes 3.80%	02/01/08	1,400	1,374,920
Bank One N.A., Senior Unsecured Notes 3.70%	01/15/08	2,325	2,281,499
BankBoston N.A., Subordinated Bank Notes 6.38%	04/15/08	2,575	2,619,486
BankBoston N.A., Subordinated Notes 7.00%	09/15/07	450	457,146
Barclays Bank PLC, Subordinated Notes 7.38%(b)(f)	06/29/49	1,500	1,622,027
Citigroup, Inc., Subordinated Notes 6.38%	11/15/08	1,710	1,751,551
Citigroup, Inc., Unsecured Notes
4.13%	02/22/10	6,585	6,381,721
4.62%	08/03/10	860	845,123
Depfa ACS Bank, Senior Secured Bonds 4.88%(f)	10/28/15	2,800	2,709,000
Deutsche Bank AG, Deposit Notes 3.84%(b)	03/15/07	1,975	1,975,000
HBOS Treasury Services PLC, Unsecured Notes 3.75%(f)	09/30/08	1,360	1,323,508
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	9,700	9,602,486
The Huntington National Bank, Subordinated Bank Notes 2.75%	10/16/06	750	749,333
J.P. Morgan Chase & Co., Senior Unsecured Notes 5.25%	05/30/07	609	608,722
J.P. Morgan Chase & Co., Subordinated Notes 6.25%	02/15/11	1,500	1,554,528
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	1,485	1,462,027
4.00%	10/15/08	1,100	1,074,766
Swedish Export Credit Corp., Unsecured Notes 3.50%(i)	01/15/08	6,625	6,496,078
U.S. Bank N.A., Senior Bank Notes
2.40%	03/12/07	4,560	4,501,769
3.75%	02/06/09	850	826,480
U.S. Bank N.A., Subordinated Notes 6.30%	07/15/08	1,360	1,385,905
U.S. Central Credit Union, Unsecured Notes 2.75%	05/30/08	1,915	1,843,341
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%(b)	10/29/49	475	528,595
Wachovia Corp., Subordinated Notes 5.62%(i)	12/15/08	2,150	2,168,180
Wachovia Corp., Unsecured Notes 4.95%	11/01/06	3,000	2,998,479
Wells Fargo & Co., Senior Unsecured Notes
5.25%	12/01/07	1,700	1,701,481
4.20%	01/15/10	675	656,438
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	3,150	3,092,859
4.88%	01/12/11	830	822,116

			74,019,969

Broadcasting — 0.3%
Cox Communications, Inc., Senior Unsecured Notes
7.75%	11/01/10	295	318,362
7.13%	10/01/12	900	959,152
News America Holdings, Inc., Secured Notes 8.50%	02/23/25	650	766,440
News America Holdings, Inc., Senior Debentures 9.50%	07/15/24	550	685,243

			2,729,197

Computer Software & Services — 0.5%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	3,650	3,615,131
5.25%(i)	01/15/16	775	762,653

			4,377,784

Energy & Utilities — 1.6%
American Electric Power Co., Senior Notes 4.71%(b)	08/16/07	1,205	1,197,023

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
Dominion Resources, Inc., Senior Unsecured Notes
3.66%	11/15/06	$2,250	$2,245,196
5.12%	12/15/09	455	451,647
DTE Energy Co., Senior Unsecured Notes 5.63%	08/16/07	1,475	1,476,401
NiSource Finance Corp., Secured Notes 7.88%	11/15/10	2,400	2,591,206
NiSource Finance Corp., Unsecured Notes 5.97%(b)	11/23/09	2,450	2,451,372
PECO Energy Co., First Refunding Mortgages 5.95%	11/01/11	1,900	1,964,262
Virginia Electric and Power Co., Unsecured Notes 5.73%	11/25/08	2,514	2,528,408

			14,905,515

Entertainment & Leisure — 1.0%
Comcast Cable Communications Corp., Senior Notes 8.38%	05/01/07	340	345,765
Comcast Cable Communications Corp., Senior Unsecured Notes 5.45%	11/15/10	4,000	4,015,952
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	735	818,231
8.75%	08/01/15	965	1,142,701
Comcast Corp., Unsecured Notes 5.90%	03/15/16	1,250	1,250,576
Time Warner Cos., Inc., Senior Unsecured Notes 6.75%	04/15/11	1,110	1,160,928
Turner Broadcasting Corp., Senior Notes 8.38%	07/01/13	300	337,168

			9,071,321

Finance — 7.8%
Aetna, Inc., Senior Unsecured Notes 6.00%(i)	06/15/16	4,170	4,290,722
Archstone-Smith Trust Corp., Senior Unsecured Notes 5.00%	08/15/07	850	846,744
Associates Corp. N.A., Senior Notes 6.25%	11/01/08	2,000	2,040,278
BAE Systems Holdings, Inc., Unsecured Notes 5.20%(f)	08/15/15	680	652,555
The Bear Stearns Cos., Inc., Unsecured Notes 3.25%	03/25/09	3,500	3,350,690
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	2,400	2,366,664
4.13%	01/15/10	1,025	996,710
Cable and Wireless Optus Finance Ltd., Unsecured Notes 8.00%(f)	06/22/10	1,425	1,551,127
CitiFinancial Credit Co., Unsecured Notes 6.62%	11/15/06	2,675	2,678,737
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	785	773,979
3.50%(j)	08/15/07	3,820	3,762,738
5.55%(b)	01/15/08	7,635	7,640,344
4.12%	09/01/09	1,115	1,087,794
4.88%(i)	10/21/10	4,120	4,082,751
5.00%	11/15/11	8,255	8,190,306
HSBC Finance Corp., Senior Unsecured Notes 5.75%	01/30/07	500	500,610
Lehman Brothers Holdings, Inc., Senior Unsecured Notes 5.75%	04/11-07/11	4,500	4,563,340
Morgan Stanley, Senior Notes
5.44%(b)	03/07/08	7,445	7,450,137
5.63%(i)	01/09/12	2,055	2,081,627
Morgan Stanley, Senior Unsecured Notes 6.75%	04/15/11	350	370,033
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	4,855	4,810,931
Nationwide Building Society (United Kingdom), Unsecured Notes
2.63%(f)(k)	01/30/07	2,045	2,027,249
4.25%(f)(k)	02/01/10	350	339,437
Principal Life Global Funding, Inc., Unsecured Notes 3.62%(f)	04/30/08	1,085	1,059,253
Prudential Financial, Inc., Senior Unsecured Notes 3.75%	05/01/08	1,375	1,343,471
Prudential Funding LLC, Senior Unsecured Notes 6.60%(f)	05/15/08	810	826,848
PSEG Funding Trust, Inc., Capital Securities 5.38%	11/16/07	1,450	1,447,766
SP Powerassets Ltd., Unsecured Notes 3.80%(f)	10/22/08	1,325	1,288,483

			72,421,324

Insurance — 1.4%
Allstate Financial Global Funding, Unsecured Notes 5.25%(f)	02/01/07	1,430	1,429,128
ASIF Global Financing, Unsecured Notes 3.90%(f)	10/22/08	320	311,853
CHUBB Corp., Senior Unsecured Notes 4.93%	11/16/07	2,925	2,912,188
Liberty Mutual Group, Inc., Senior Unsecured Notes 6.70%(f)	08/15/16	1,430	1,485,238
MassMutual Global Funding II, Senior Secured Notes 2.55%(f)	07/15/08	2,535	2,421,863

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

57

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Insurance (Continued)
Metropolitan Life Global Funding, Inc., Unsecured Notes 2.60%(f)	06/19/08	$1,540	$1,474,935
New York Life Global Funding, Unsecured Notes 3.88%(f)	01/15/09	2,945	2,861,780
TIAA Global Markets, Senior Unsecured Notes 3.88%(f)	01/22/08	520	511,267

			13,408,252

Medical & Medical Services — 0.6%
UnitedHealth Group, Inc., Unsecured Notes 5.25%	03/15/11	2,600	2,595,842
WellPoint, Inc., Unsecured Notes
3.50%	09/01/07	630	618,402
5.00%	01/15/11	1,925	1,899,369

			5,113,613

Motor Vehicles — 0.5%
DaimlerChrysler N.A. Holding Corp., Senior Unsecured Notes 5.75%	09/08/11	2,125	2,115,010
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.88%	06/15/10	2,000	1,946,240
6.50%	11/15/13	475	487,098

			4,548,348

Oil & Gas — 1.6%
Anadarko Petroleum Corp., Senior Unsecured Notes
3.25%	05/01/08	1,600	1,546,597
5.95%	09/15/16	2,200	2,226,286
ConocoPhillips, Senior Unsecured Notes 8.75%	05/25/10	2,400	2,680,202
Halliburton Co., Senior Unsecured Notes 5.50%	10/15/10	1,850	1,861,235
Ocean Energy, Inc., Senior Unsecured Notes 4.38%	10/01/07	1,660	1,640,296
Oneok, Inc., Senior Unsecured Notes 5.51%	02/16/08	2,410	2,410,921
Texas Eastern Transmission LLP, Senior Unsecured Notes 5.25%	07/15/07	1,590	1,587,551
Tosco Corp., Senior Unsecured Notes 7.25%	01/01/07	805	807,691

			14,760,779

Pharmaceuticals — 0.6%
Abbott Laboratories, Unsecured Notes 5.60%	05/15/11	1,880	1,913,458
Merck & Co., Inc., Unsecured Notes 2.50%	03/30/07	1,640	1,618,106
Schering-Plough Corp., Senior Notes 5.30%(b)	12/01/13	795	797,588
Wyeth, Unsecured Notes 5.50%	02/15/16	1,550	1,548,763

			5,877,915

Real Estate — 0.6%
Avalonbay Communities, Inc., Senior Unsecured Notes 5.00%	08/01/07	1,380	1,374,618
Prologis, Unsecured Notes
5.25%	11/15/10	1,590	1,580,020
5.50%	04/01/12	1,115	1,112,601
The Rouse Co., Unsecured Notes
3.62%	03/15/09	600	566,473
5.38%	11/26/13	1,405	1,298,804

			5,932,516

Retail Merchandising — 0.5%
Federated Department Stores, Inc., Senior Unsecured Notes 6.63%	09/01/08	820	836,264
May Department Stores Co., Debentures 7.45%	10/15/16	860	932,025
May Department Stores Co., Unsecured Notes 3.95%	07/15/07	2,710	2,673,697

			4,441,986

Telecommunications — 1.2%
AT&T Broadband Corp., Unsecured Notes 8.38%	03/15/13	1,235	1,408,747
Lenfest Communications, Inc., Senior Notes 7.62%	02/15/08	1,815	1,865,579
SBC Communications, Inc., Senior Unsecured Notes 5.88%	02/01/12	130	131,919
SBC Communications, Inc., Unsecured Notes 4.21%(f)	06/05/21	1,900	1,884,268
Sprint Capital Corp., Senior Unsecured Notes 7.62%	01/30/11	1,125	1,211,300
Verizon New Jersey, Inc., Senior Debentures 5.88%	01/17/12	5,015	5,062,291

			11,564,104

Transportation — 0.2%
Union Pacific Corp., Unsecured Notes 7.25%	11/01/08	1,750	1,816,505

Yankee — 5.0%
Canadian National Railway Co. (Canada), Senior Unsecured Notes 4.25%(k)	08/01/09	2,075	2,026,549
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(b)(k)	04/09/09	4,635	4,636,947

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Eksportfinans ASA (Norway), Unsecured Notes
4.38%(k)	07/15/09	$6,550		$6,437,995
5.50%(k)	05/25/16	4,100		4,228,761
EnCana Corp. (Canada), Unsecured Notes 4.60%(k)	08/15/09	175		171,833
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes 5.80%(k)	05/01/14	980		982,479
KFW Bankengruppe (Germany), Senior Unsecured Notes 3.25%(k)	09/21/07	3,400		3,343,866
National Westminster Bank (United Kingdom), Subordinated Notes 7.75%(b)(k)	04/29/49	1,550		1,582,294
Scottish Power PLC (United Kingdom), Unsecured Notes 4.91%(k)	03/15/10	2,300		2,262,149
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes 5.25%(k)	11/15/13	1,690		1,600,227
Telecom Italia Capital (Luxembourg), Unsecured Notes 5.25%(k)	10/01/15	600		555,964
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes 6.42%(k)	06/20/16	2,200		2,263,419
Telefonica Europe BV (Netherlands), Senior Unsecured Notes 7.75%(k)	09/15/10	510		550,590
Tyco International Group SA (Luxembourg), Senior Unsecured Notes 6.38%(k)	10/15/11	2,660		2,786,084
United Mexican States (Mexico), Senior Unsecured Notes
6.62%(k)	03/03/15	360		382,860
5.62%(k)	01/15/17	730		721,240
United Mexican States (Mexico), Unsecured Bonds 11.50%(k)	05/15/26	215		340,453
United Mexican States (Mexico), Unsecured Notes 7.50%(k)	04/08/33	70		80,745
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes
3.95%(k)	01/30/08	2,595		2,550,060
7.75%(k)	02/15/10	1,845		1,978,382
Vodafone Group PLC (United Kingdom), Unsecured Notes
5.43%(b)(k)	06/29/07	3,700		3,699,722
5.46%(b)(k)	12/28/07	3,455		3,455,681
5.00%(k)	09/15/15	110		103,752

				46,742,052

TOTAL CORPORATE BONDS (Cost $299,947,265)				297,771,488

TAXABLE MUNICIPAL BONDS — 1.3%
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B 3.83%	10/15/09	1,280		1,236,262
Oregon School Board Taxable Pension Deferred Interest Bonds, Series 03, Class A 3.34%(l)	06/30/07	2,700		2,598,561
Port Authority of New York & New Jersey Revenue Notes, Series 04, Class XX 3.30%	09/15/07	4,200		4,125,198
Texas Public Finance Authority Taxable Revenue Bonds, Series 03 3.12%	06/15/07	2,020		1,990,892
Wisconsin General Revenue Bonds, Series 03, Class A 4.80%	05/01/13	1,910		1,874,073

TOTAL TAXABLE MUNICIPAL BONDS (Cost $12,037,026)				11,824,986

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 2.2%
Federal Farm Credit, Discount Notes 5.10%(l)	10/23/06	7,000		6,978,183
Federal Home Loan Bank, Discount Notes 4.40%(l)	10/02/06	5,000		4,999,389
Galileo Money Market Fund		8,675		8,675,398

TOTAL SHORT TERM INVESTMENTS (Cost $20,652,970)				20,652,970

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $767,466)		1,260	(m)	836,917

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $767,466)		1,260	(m)	757,222

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 100.2% (Cost $938,455,485)				933,434,829

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 2.0%
Institutional Money Market Trust (Cost $18,721,450)		18,721,450		18,721,450

TOTAL INVESTMENTS IN SECURITIES — 102.2% (Cost $957,176,935(a))				952,156,279

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

59

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(1,220	)(m)	$(327,375)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,250	)(m)	(673,675)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $1,175,640)			(1,001,050)

PUT OPTIONS WRITTEN — 0.0% December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $21,508)	(92)		(23,000)

PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(1,220	)(m)	(327,375)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,250	)(m)	(374,825)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $1,175,640)			(702,200)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (1.9)%			(18,721,450)

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%			(574,175)

NET ASSETS — 100.0%			$931,134,404

(a)	Cost for federal income tax purposes is $957,205,574. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,819,952
Gross unrealized depreciation	(7,869,247)

$(5,049,295)

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Securities, or a portion thereof, with a market value of $1,130,715 have been pledged as collateral for swap and swaption contracts.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Interest rate of underlying collateral.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 7.4% of its net assets, with a current market value of $68,893,474, in securities restricted as to resale.

(g)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $80,008 which represents less than 0.1% of net assets.

(h)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.5% of its net assets, with a current market value of $4,640,177 in these securities.

(i)	Total or partial securities on loan.

(j)	Securities, or a portion thereof, pledged as collateral with a value of $2,955,030 on 1,278 long U.S. Treasury Note futures contracts, and 457 short U.S. Treasury Note futures contracts expiring December 2006 and 205 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $235,004,330 with an unrealized gain of $1,590,884 (including commissions of $4,018).

(k)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(l)	The rate shown is the effective yield at the time of purchase.

(m)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.7%
Federal National Mortgage Assoc., Notes 3.12%(b)	03/16/09	$1,800	$1,725,534
Federal National Mortgage Assoc., Unsecured Notes 4.00%(c)	10/06-01/09	7,245	7,171,831
Resolution Funding Corp. Strip Bonds
6.29%(d)	07/15/18	100	56,219
0.00%(d)	10/15/18	100	55,471
Small Business Administration Participation Certificates, Series 02-P10B, Class 1 5.20%	08/10/12	408	408,401
Small Business Administration Participation Certificates, Series 04-P10A, Class 1 4.50%	02/01/14	1,348	1,306,842
U.S. Treasury Bonds 4.50%	02/15/36	135	129,357
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	2,790	2,743,213
U.S. Treasury Inflation Protected Notes
2.00%	01/15/14	1,650	1,782,337
2.50%	07/15/16	1,625	1,670,047
U.S. Treasury Notes
4.62%	08/31/11	650	650,711
4.88%	08/15/16	1,300	1,324,578
U.S. Treasury Strip 4.77%(d)	11/15/27	6,285	2,274,981

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $21,420,964)			21,299,522

MORTGAGE PASS-THROUGHS — 39.2%
Federal Home Loan Mortgage Corp. ARM 6.15%(d)(e)	08/01/36	2,925	2,966,900
Federal Home Loan Mortgage Corp. Gold
4.00%	05/10-05/19	679	654,925
6.00%	05/13-08/17	532	539,069
5.50%	08/17-10/17	302	302,394
4.50%	05/18-08/20	5,954	5,752,382
5.00%	12/18-05/36	4,381	4,305,435
6.50%	04/31-12/34	1,042	1,064,065
Federal Home Loan Mortgage Corp. Gold TBA 5.00%	10/01/21	2,600	2,553,689
Federal National Mortgage Assoc.
5.50%	07/14-06/36	29,600	29,336,740
6.50%	03/16-09/36	2,228	2,270,029
5.00%	09/17-04/36	18,819	18,372,564
4.00%	05/19-05/20	2,954	2,795,260
4.50%	07/20-03/21	975	940,642
6.00%	01/21-08/35	14,502	14,676,428
7.00%	03/31-07/34	349	359,586
Federal National Mortgage Assoc. 10 Year Balloon 6.28%	08/01/11	1,800	1,873,888
Federal National Mortgage Assoc. ARM 4.58%(e)	01/01/35	2,200	2,149,909
Federal National Mortgage Assoc. TBA
4.50%	10/21-10/36	6,300	5,945,843
5.50%	10/01/21	18,900	18,888,188
5.00%	10/01/36	11,000	10,570,318
6.00%	10/01/36	5,000	5,021,875
6.50%	10/01/36	10,000	10,181,250
Government National Mortgage Assoc.
6.00%	11/28-06/32	941	953,888
6.50%	04/15/31	172	177,040
7.00%	06/31-09/31	214	221,466
5.50%	11/33-02/35	893	887,610
Government National Mortgage Assoc. 1 Year CMT 3.75%(e)	05/20/34	1,992	1,941,150

TOTAL MORTGAGE PASS-THROUGHS (Cost $145,843,154)			145,702,533

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.0%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2 6.50%	04/15/36	1,943	2,025,303
Bank of America Alternative Loan Trust, Series 04-7, Class 4A1 5.00%	08/25/19	1,230	1,200,433
Countrywide Alternative Loan Trust, Series 04-18CB, Class 2A5 5.78%(e)	09/25/34	974	977,985
Countrywide Home Loans, Series 04-29, Class 1A1 5.60%(e)	02/25/35	534	534,675
Federal Home Loan Mortgage Corp., Series 04-2877, Class PA 5.50%	07/15/33	1,422	1,419,515
Federal Home Loan Mortgage Corp., Series 232 (IO) 5.00%(d)	08/01/35	3,048	755,446
Federal Home Loan Mortgage Corp., Series 2825, Class VP 5.50%	06/15/15	1,252	1,259,111
Federal Home Loan Mortgage Corp., Series 2922, Class GA 5.50%	05/15/34	2,558	2,549,866
Federal Home Loan Mortgage Corp., Series 2927, Class BA 5.50%	10/15/33	2,025	2,022,892
Federal National Mortgage Assoc., Series 99-7, Class AB 6.00%	03/25/29	780	785,473
Federal National Mortgage Assoc., Series 02-73, Class AN 5.00%	11/25/17	1,800	1,769,323
Federal National Mortgage Assoc., Series 03-35, Class TE 5.00%	05/25/18	1,680	1,652,114
Federal National Mortgage Assoc., Series 04-29, Class HC 7.50%	07/25/30	1,368	1,446,862
Federal National Mortgage Assoc., Series 04-60, Class LB 5.00%	04/25/34	2,184	2,126,602
Federal National Mortgage Assoc., Series 04-99, Class AO 5.50%	01/25/34	1,487	1,477,815

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

61

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Series 05-15, Class PL 5.50%	03/25/35	$1,823	$1,821,473
Federal National Mortgage Assoc., Series 05-57, Class PA 5.50%	05/25/27	1,386	1,387,670
Federal National Mortgage Assoc., Series 05-70, Class NA 5.50%	08/25/35	1,110	1,111,535
Federal National Mortgage Assoc., Series 05-80, Class PB 5.50%	04/25/30	1,560	1,563,716
Federal National Mortgage Assoc., Series 363, Class 2 (IO) 5.50%	11/01/35	3,055	755,364
Federal National Mortgage Assoc., Series 367, Class 2 (IO) 5.50%(d)	01/25/36	3,426	849,582
First Union National Bank Commercial Mortgage, Series 01-C2, Class A2 6.66%	01/12/43	2,160	2,276,700
Goldman Sachs Mortgage Securities Corp. II, Series 99-C1, Class A2 6.11%(e)	11/18/30	1,524	1,544,021
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO) 0.95%(d)(f)	01/10/40	20,950	410,466
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4 4.96%	08/10/38	1,625	1,608,945
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A 5.64%(e)	11/19/35	1,809	1,814,285
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1 3.89%(e)	08/25/34	3,382	3,309,022
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2 7.37%	08/15/26	1,245	1,328,199
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C7, Class A2 3.90%	12/15/26	510	501,075
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A 5.39%(e)	07/25/36	2,390	2,391,427
Prudential Mortgage Capital Funding, LLC, Series 01-Rock, Class A2 6.60%	05/10/34	2,190	2,310,420
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(f)	05/25/36	25,014	1,454,464

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $49,182,934)			48,441,779

COMMERCIAL MORTGAGE BACKED SECURITIES — 11.6%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2 7.32%	10/15/32	1,400	1,497,085
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2 7.20%	01/15/32	285	299,806
Chase Commercial Mortgage Securities Corp., Series 00-1, Class A2 7.76%	04/15/32	448	477,149
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	1,325	1,334,316
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2 6.30%	11/11/30	3,778	3,847,104
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CK6, Class A3 6.39%	10/15/11	325	340,568
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	2,415	2,412,233
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5 3.94%	05/15/13	2,320	2,152,890
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	2,204	2,339,127
General Electric Capital Commercial Mortgage Corp., Series 01-3, Class A2 6.07%	06/10/38	1,670	1,734,805
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	1,730	1,813,385
General Electric Capital Commercial Mortgage Corp., Series 05-C4, Class A4 5.51%	11/10/45	2,900	2,909,986
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C2, Class A2 6.94%	09/15/33	1,395	1,446,767
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	1,227	1,279,218
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2 7.72%	03/15/33	1,490	1,591,377
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2 7.46%	08/16/33	1,325	1,412,547
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2 5.46%(e)	05/10/40	2,465	2,499,480

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A3 4.57%	08/10/42	$2,445	$2,376,907
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3 6.43%	06/15/11	820	858,744
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3 6.46%	11/15/35	2,120	2,236,358
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3 6.26%	03/15/33	1,150	1,191,484
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B 6.21%	10/15/35	885	899,177
Morgan Stanley Capital Investments, Series 98-HF2, Class A2 6.48%	11/15/30	290	294,708
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2 6.53%	03/15/31	493	504,299
Salomon Brothers Mortgage Securities VII, Series 99-C1, Class A2 7.15%(e)	01/18/09	1,586	1,635,207
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2 6.59%	12/18/33	1,650	1,723,892
Salomon Brothers Mortgage Securities VII, Series 01-C2, Class A3 6.50%	10/13/11	1,960	2,063,834

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $43,566,774)			43,172,453

CERTIFICATE OF DEPOSIT — 1.4%
Barclays Bank PLC NY 5.40%(e)	03/13/09	4,665	4,665,392
SunTrust Bank, Inc. 4.42%	06/15/09	430	423,911

TOTAL CERTIFICATE OF DEPOSIT (Cost $5,095,000)			5,089,303

ASSET BACKED SECURITIES — 23.1%
American Express Credit Account Master Trust, Series 05-3, Class A 5.33%(e)	01/18/11	2,675	2,677,113
American Express Credit Account Master Trust, Series 06-01, Class A 5.36%(e)	12/15/13	2,850	2,855,900
Asset Securitization Corp., Series 97-D5, Class A1C 6.75%	02/14/43	945	954,781
Bank One Issuance Trust, Series 02-A5, Class A5 5.45%(e)	06/15/10	3,450	3,454,270
Bank One Issuance Trust, Series 03-A3, Class A3 5.44%(e)	12/15/10	2,375	2,378,936
Bear Stearns Securities, Inc., Series 06-EC1, Class A1 5.41%(e)	08/25/29	1,349	1,349,602
Capital Auto Receivables Asset Trust, Series 05-1, Class A4 4.05%	07/15/09	2,650	2,618,545
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(f)	01/20/09	4,475	4,481,992
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1 5.40%(e)	07/25/36	2,943	2,944,310
Chase Credit Card Master Trust, Series 02-7, Class A 5.45%(e)	02/15/10	2,750	2,753,404
Chase Credit Card Master Trust, Series 04-2, Class A 5.37%(e)	09/15/09	3,125	3,125,790
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	2,275	2,230,638
Chase Issuance Trust, Series 05, Class A5 5.35%(e)	02/15/12	3,600	3,601,881
Chase Issuance Trust, Series 06-A3, Class A3 5.32%(e)	07/15/11	2,375	2,378,919
Citibank Credit Card Issuance Trust, Series 03-A3, Class A3 3.10%	03/10/10	1,125	1,093,359
Citibank Credit Card Issuance Trust, Series 03-A6, Class A6 2.90%	05/17/10	1,805	1,744,081
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9 5.47%(e)	11/22/10	3,525	3,530,855
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	3,270	3,243,448
Citibank Credit Card Issuance Trust, Series 06-A2, Class A2 4.85%	02/10/09	2,550	2,541,304
Countrywide Certificates, Series 04-13, Class AV4 5.62%(e)	06/25/35	732	732,523
Countrywide Certificates, Series 05-BC5, Class 3A1 5.43%(e)	10/25/27	886	886,588
Countrywide Certificates, Series 05-IM2, Class A1 5.43%(e)	06/25/27	585	585,087
Countrywide Certificates, Series 06-8, Class 2A1 5.36%(e)	07/25/36	2,712	2,712,738
Discover Card Master Trust I, Series 05-1, Class A 5.34%(e)	09/16/10	2,350	2,350,728
MBNA Credit Card Master Notes Trust, Series 98-E, Class A 5.65%(e)	09/15/10	2,725	2,733,720
MBNA Credit Card Master Notes Trust, Series 03, Class A7 2.65%	11/15/10	3,250	3,122,997
MBNA Credit Card Master Notes Trust, Series 03-A6, Class A6 2.75%	05/15/08	1,500	1,446,115

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

63

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4 2.70%	04/15/07	$2,620	$2,584,795
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.32%(e)	09/15/11	3,650	3,653,394
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A 5.40%(e)	03/25/36	2,751	2,751,428
Novastar Home Equity Loan, Series 06-2, Class A2A 5.38%(e)	06/25/36	2,523	2,523,835
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1 5.41%(e)	07/25/36	3,121	3,122,580
Structured Asset Investment Loan Trust, Series 06-1, Class A1 5.41%(e)	01/25/36	1,709	1,709,286
Structured Asset Receivables Trust, Series 03-2 5.79%(e)(f)(g)	01/21/09	1,138	1,137,475
Structured Asset Securities Corp., Series 03-AL2, Class A 3.36%(f)	01/25/31	689	643,708
Student Loan Marketing Assoc. Student Loan Trust, Series 04-5, Class A2 5.52%(e)	04/25/14	256	255,652
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A5B 5.50%(e)	07/27/26	2,800	2,802,551

TOTAL ASSET BACKED SECURITIES (Cost $86,120,633)			85,714,328

CORPORATE BONDS — 18.9%
Aerospace — 0.5%
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	495	494,213
United Technologies Corp., Unsecured Notes 5.47%(e)	06/01/09	1,150	1,150,667

			1,644,880

Banks — 6.6%
BAC Capital Trust XI, Capital Securities 6.62%	05/23/36	45	47,474
Banc One Corp., Senior Unsecured Notes 2.62%	06/30/08	220	210,635
Bank of America Corp., Subordinated Notes 7.80%	02/15/10	75	80,973
Bank of America Corp., Unsecured Notes 5.40%(e)	03/24/09	2,725	2,726,910
Bank of New York Co., Inc., Senior Subordinated Notes 3.80%	02/01/08	400	392,834
Citigroup, Inc., Senior Unsecured Notes 4.25%	07/29/09	1,010	987,760
Citigroup, Inc., Subordinated Notes 6.12%	08/25/36	300	308,631
Citigroup, Inc., Unsecured Notes
3.62%(h)	02/09/09	1,010	976,822
4.13%	02/22/10	2,475	2,398,597
Depfa ACS Bank, Senior Notes 3.62%	10/29/08	850	827,479
Deutsche Bank AG, Deposit Notes 3.84%(e)	03/15/07	800	800,000
HBOS Treasury Services PLC, Unsecured Notes
3.50%(f)	11/30/07	350	343,262
3.75%(f)	09/30/08	505	491,450
HSBC Bank USA, Subordinated Notes
3.87%	06/07/07	1,875	1,856,151
4.63%	04/01/14	415	395,952
J.P. Morgan Chase & Co., Subordinated Notes
5.75%	10/15/08	375	378,122
7.12%	06/15/09	100	105,014
Rabobank Nederland, Senior Notes 5.49%(e)(f)	04/06/09	5,200	5,200,000
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	665	654,712
4.00%	10/15/08	325	317,544
Swedish Export Credit Corp., Unsecured Notes 2.88%	01/26/07	375	372,094
U.S. Bancorp, Senior Unsecured Notes 3.95%	08/23/07	115	113,792
U.S. Bank N.A., Senior Bank Notes 2.40%	03/12/07	715	705,869
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%(e)	10/29/49	40	44,513
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	45	44,257
5.43%(e)	03/23/09	1,575	1,575,410
Wachovia Corp., Subordinated Notes 6.30%	04/15/28	440	446,577
Wells Fargo & Co., Senior Unsecured Notes 4.20%	01/15/10	600	583,500
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	255	250,374
4.88%	01/12/11	740	732,971

			24,369,679

Broadcasting — 0.1%
BSKYB Finance UK PLC, Senior Unsecured Notes 6.50%(f)	10/15/35	50	49,368
Charter Communications Holdings II LLC, Unsecured Notes 10.25%	09/15/10	30	30,675
Echostar DBS Corp., Senior Notes 6.38%	10/01/11	35	34,081

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Broadcasting (Continued)
Echostar DBS Corp., Senior Unsecured Notes 7.12%(f)	02/01/16	$30	$28,987
News America Holdings, Inc., Senior Debentures
7.12%	04/08/28	125	130,773
7.62%	11/30/28	140	154,336

			428,220

Chemicals — 0.1%
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	105	106,312
8.25%	09/15/16	180	182,700

			289,012

Computer Software & Services — 0.1%
Oracle Corp., Unsecured Notes 5.25%(i)	01/15/16	220	216,495
Seagate Technology HDD Holdings, Senior Unsecured Notes 6.80%	10/01/16	55	54,725
Sungard Data Systems, Inc., Senior Unsecured Notes 9.97%(e)	08/15/13	25	25,937

			297,157

Construction — 0.1%
D.R. Horton, Inc., Senior Unsecured Notes
8.50%	04/15/12	25	26,190
6.12%	01/15/14	450	439,113
International Steel Group, Inc., Senior Unsecured Notes 6.50%	04/15/14	20	19,800

			485,103

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes 6.38%	10/15/15	50	48,625

Energy & Utilities — 0.4%
AES Ironwood LLC, Senior Secured Notes 8.86%	11/30/25	92	100,684
AES Red Oak LLC, Senior Secured Notes 9.20%	11/30/29	50	55,250
Centerpoint Energy, Inc., Senior Unsecured Notes 7.25%	09/01/10	480	507,440
Florida Power & Light Co., First Mortgage Bonds 5.62%	04/01/34	150	148,118
Midwest Generation LLC, Pass-Through Certificates 8.56%	01/02/16	96	102,002
Midwest Generation LLC, Senior Secured Notes 8.75%	05/01/34	45	48,038
NRG Energy, Inc., Senior Unsecured Notes 7.38%	02/01/16	90	89,438
Orion Power Holdings, Inc., Senior Unsecured Notes 12.00%	05/01/10	115	130,525
Reliant Energy, Inc., Senior Secured Notes 6.75%	12/15/14	90	85,500
Tenaska Alabama Partners LP, Senior Secured Notes 7.00%(j)	06/30/21	0	393
TXU Corp., Senior Unsecured Notes 4.80%	11/15/09	300	292,402

			1,559,790

Entertainment & Leisure — 0.7%
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	150	166,986
8.75%	08/01/15	360	426,293
Comcast Corp., Senior Unsecured Bonds 6.50%	11/15/35	125	125,871
Comcast Corp., Senior Unsecured Notes 7.05%	03/15/33	155	165,978
Comcast Corp., Unsecured Notes 5.90%	03/15/16	425	425,196
MGM Mirage, Inc., Senior Notes 6.00%	10/01/09	155	153,062
Time Warner Cos., Inc., Senior Debentures
8.38%	03/15/23	150	173,231
7.57%	02/01/24	720	779,210
Time Warner Cos., Inc., Senior Unsecured Notes 6.75%	04/15/11	200	209,176

			2,625,003

Finance — 4.5%
Associates Corp. N.A., Senior Notes 6.25%	11/01/08	275	280,538
BAE Systems Holdings, Inc., Unsecured Notes 5.20%(f)	08/15/15	340	326,278
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	410	404,305
3.38%	10/15/08	500	483,230
4.13%	01/15/10	105	102,102
Compton Petroleum Finance Corp., Senior Notes 7.62%	12/01/13	45	43,425
General Electric Capital Corp., Senior Unsecured Notes 6.50%	12/10/07	200	202,768
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	240	236,630
5.55%(e)	01/15/08	3,810	3,812,667
4.12%	09/01/09	470	458,532
5.00%	11/15/11	3,780	3,750,376
HSBC Finance Corp., Senior Unsecured Notes 4.75%	05/15/09	340	336,918

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

65

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
Morgan Stanley, Senior Notes
5.44%(e)	03/07/08	$3,000	$3,002,070
5.63%(i)	01/09/12	745	754,653
Morgan Stanley, Senior Unsecured Notes 6.75%	04/15/11	250	264,309
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	705	698,601
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(f)(k)	07/31/07	850	839,656
Nationwide Building Society (United Kingdom), Unsecured Notes 4.25%(f)(k)	02/01/10	70	67,887
TDS Investor Corp., Senior Unsecured Notes 9.88%(f)	09/01/14	115	110,975
USAA Capital Corp., Senior Unsecured Notes 4.00%(f)	12/10/07	370	365,094

			16,541,014

Insurance — 0.3%
American General Corp., Senior Unsecured Notes 7.50%	08/11/10	150	161,537
TIAA Global Markets, Senior Unsecured Notes 3.88%(f)	01/22/08	465	457,190
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	410	402,267
5.85%	01/15/36	195	189,139

			1,210,133

Leasing — 0.0%
United Rentals N. A., Inc., Senior Unsecured Notes 6.50%	02/15/12	40	38,700

Manufacturing — 0.1%
Belvoir Land LLC Revenue Bonds, Unsecured Notes 5.27%(f)	12/15/47	325	304,635
Briggs & Stratton Corp., Senior Unsecured Notes 8.88%	03/15/11	50	54,875

			359,510

Medical & Medical Services — 0.1%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes
7.50%	08/15/13	40	40,900
6.12%	12/15/14	100	95,000
HCA, Inc., Unsecured Notes 5.50%	12/01/09	75	75,187

			211,087

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes 4.05%	06/04/08	65	63,356

Oil & Gas — 0.5%
ANR Pipeline Co., Senior Debentures
9.62%	11/01/21	10	12,325
7.38%	02/15/24	5	5,153
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	55	52,525
6.25%	01/15/18	20	18,550
6.88%	11/15/20	45	42,525
Colorado Interstate Gas Co., Senior Unsecured Notes 6.80%	11/15/15	45	45,351
Consolidated Natural Gas, Inc., Senior Debentures 5.00%	03/01/14	235	224,648
Consolidated Natural Gas, Inc., Senior Unsecured Notes 6.25%	11/01/11	150	154,588
El Paso Natural Gas Co., Debentures 8.62%	01/15/22	130	148,732
El Paso Natural Gas Co., Senior Unsecured Notes 8.38%	06/15/32	5	5,762
Enterprise Products Operating LP, Senior Unsecured Notes
4.00%	10/15/07	225	221,494
4.95%	06/01/10	450	440,171
KCS Energy, Inc., Senior Unsecured Notes 7.12%	04/01/12	35	33,600
Northwest Pipeline Corp., Senior Unsecured Notes 8.12%	03/01/10	100	104,000
Phillips Petroleum Co., Senior Debentures 7.00%	03/30/29	80	91,755
Targa Resources, Inc., Senior Unsecured Notes 8.50%(f)	11/01/13	10	10,000
Transcontinental Gas Pipeline Corp., Senior Notes 8.88%	07/15/12	180	200,700
The Williams Cos., Inc., Senior Unsecured Notes
7.62%	07/15/19	70	72,800
7.75%	06/15/31	25	25,000

			1,909,679

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., Senior Debentures 6.88%	08/01/49	75	80,539

Real Estate — 0.6%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	75	76,875
7.12%	02/15/13	40	39,800
Avalonbay Communities, Inc., Senior Unsecured Notes 6.62%	09/15/11	180	189,538

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Real Estate (Continued)
Camden Property Trust, Unsecured Notes 4.70%	07/15/09	$380	$373,992
Prologis, Unsecured Notes 5.50%	04/01/12	235	234,494
The Rouse Co., Senior Unsecured Notes 6.75%(f)	05/01/13	325	326,853
The Rouse Co., Unsecured Notes 5.38%	11/26/13	825	762,643

			2,004,195

Retail Merchandising — 0.1%
Federated Department Stores, Senior Debentures 6.79%	07/15/27	240	241,566
May Department Stores Co., Debentures 6.65%	07/15/24	150	150,135
May Department Stores Co., Senior Debentures 8.50%	06/01/19	25	29,456

			421,157

Telecommunications — 1.2%
AT&T Broadband Corp., Unsecured Notes 8.38%	03/15/13	670	764,260
Cincinnati Bell, Inc., Senior Unsecured Notes 7.25%	07/15/13	200	204,500
GTE Corp., Debentures 6.94%	04/15/28	75	77,678
Intelsat Bermuda Ltd., Senior Unsecured Notes 9.25%(f)	06/15/16	120	126,150
New Jersey Bell Telephone, Debentures 7.85%	11/15/29	35	38,949
PanAmSat Corp., Senior Unsecured Notes 9.00%(f)	06/15/16	110	113,300
Qwest Corp., Senior Unsecured Notes 7.88%	09/01/11	130	136,175
Qwest Corp., Unsecured Notes 8.64%(e)	06/15/13	135	145,294
Rogers Wireless, Inc., Senior Secured Notes 7.50%	03/15/15	190	202,825
SBC Communications, Inc., Unsecured Notes 4.21%(f)	06/05/21	1,750	1,735,510
Sprint Capital Corp., Senior Unsecured Notes 8.75%	03/15/32	195	237,802
Verizon Maryland, Inc., Debentures 5.12%	06/15/33	95	77,044
Verizon Virginia, Inc., Debentures 4.62%	03/15/13	60	55,844
Wind Acquistion Finance SA, Senior Unsecured Notes 10.75%(f)	12/01/15	150	165,563
Windstream Corp., Senior Unsecured Notes
8.12%(f)	08/01/13	240	255,000
8.62%(f)	08/01/16	155	165,850

			4,501,744

Transportation — 0.0%
Overseas Shipholding Group, Inc., Senior Unsecured Notes 7.50%	02/15/24	115	112,988

Yankee — 2.9%
AID-Israel (Israel), Unsecured Notes 5.50%(k)	09/23-04/24	1,475	1,528,156
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(e)(k)	04/09/09	1,300	1,300,546
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes 8.75%(k)	06/15/30	30	36,651
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(k)	01/15/08	1,555	1,520,495
Ispat Inland ULC (Canada), Senior Secured Notes 9.75%(k)	04/01/14	415	467,394
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
6.00%(k)	09/30/34	260	232,455
7.20%(k)	07/18/36	325	334,033
Telecom Italia Capital (Luxembourg), Unsecured Notes 5.25%(k)	10/01/15	275	254,817
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes 7.05%(k)	06/20/36	550	580,430
Telefonica Europe BV (Netherlands), Senior Unsecured Notes 7.75%(k)	09/15/10	160	172,734
Tyco International Group SA (Luxembourg), Senior Unsecured Notes 6.38%(k)	10/15/11	275	288,035
United Mexican States (Mexico), Senior Unsecured Notes
6.62%(k)	03/03/15	85	90,397
8.00%(i)(k)	09/24/22	605	724,487
8.30%(k)	08/15/31	45	56,115
United Mexican States (Mexico), Unsecured Bonds 11.50%(k)	05/15/26	20	31,670
United Mexican States (Mexico), Unsecured Notes 7.50%(k)	04/08/33	50	57,675
Vodafone Group PLC (United Kingdom), Unsecured Notes 5.43%(e)(k)	06/29/07	1,500	1,499,888

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

67

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
5.46%(e)(k)	12/28/07	$1,380		$1,380,272
5.00%(k)	12/13-09/15	330		315,723

				10,871,973

TOTAL CORPORATE BONDS (Cost $70,329,397)				70,073,544

FOREIGN BONDS — 0.2%
Province of Manitoba (Canada), Senior Unsecured Notes (NZD) 6.38%	09/01/15	635		407,587
Province of Ontario (Canada), Unsecured Notes (NZD) 6.25%	06/16/15	720		459,051

TOTAL FOREIGN BONDS (Cost $951,757)				866,638

TAXABLE MUNICIPAL BONDS — 0.2%
Fort Irwin Land California LLC Revenue Bonds, Series 05 5.40%(f) (Cost $599,729)	12/15/47	600		557,184

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.4%
French Treasury Bills (EUR) 2.88%(l)	10/05/06	3,437		4,356,166
Galileo Money Market Fund		666		666,442

TOTAL SHORT TERM INVESTMENTS (Cost $5,043,636)				5,022,608

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $304,550)		500	(m)	332,110

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $304,550)		500	(m)	300,485

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 114.9% (Cost $428,763,078)				426,572,486

		PAR (000)
INVESTMENTS IN AFFILIATES - LONG TERM — 0.4%
Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A 5.44%(e) (Cost $1,361,255)	09/25/36	1,361		1,361,550

		NUMBERS OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 0.5%
Institutional Money Market Trust(n) (Cost $2,013,300)		2,013,300		$2,013,300

TOTAL INVESTMENTS IN SECURITIES — 115.8% (Cost $432,137,633(a))				429,947,337

		PAR (000)
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (11.1)%
Federal Home Loan Mortgage Corp. Gold TBA 4.50%	10/01/21	$(2,300)		(2,215,188)
Federal National Mortgage Assoc. TBA
5.00%	10/21-10/36	(11,300)		(10,951,316)
5.50%	10/01/36	(21,100)		(20,783,500)
6.00%	10/01/36	(5,000)		(5,021,875)
6.50%	10/01/36	(2,000)		(2,036,250)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS (Proceeds $40,885,394)				(41,008,129)

CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(500	)(m)	(134,170)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(370	)(m)	(199,407)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(442	)(m)	(33,413)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(1,130	)(m)	(75,823)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $1,016,338)				(442,813)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $8,646)		(37)		(9,250)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(500	)(m)	(134,170)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(370	)(m)	(110,948)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(442	)(m)	(82,622)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(1,130	)(m)	(445,673)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $1,016,338)				(773,413)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

VALUE
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.5)%	$(2,013,300)

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%	(14,318,075)

NET ASSETS — 100.0%	$371,382,357

(a)	Cost for federal income tax purposes is $432,148,371. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,151,064
Gross unrealized depreciation	(4,352,098)

$(2,201,034)

(b)	Securities, or a portion thereof, subject to financing transactions.

(c)	Securities, or a portion thereof, with a market value of $1,319,269 have been pledged as collateral for swap and swaption contracts.

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 5.4% of its net assets, with a current market value of $20,168,297, in securities restricted as to resale.

(g)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.3% of its net assets, with a current market value of $1,137,475 in these securities.

(h)	Securities, or a portion thereof, pledged as collateral with a value of $677,005 on 286 long U.S. Treasury Bond futures contracts, 159 long U.S. Treasury Note futures contracts and 457 short U.S. Treasury Note futures contracts expiring December 2006 and 79 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $116,310,305 with an unrealized gain of $560,064 (including commissions of $2,211).

(i)	Total or partial securities on loan.

(j)	Par held at end of period is less than 500.

(k)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(l)	The rate shown is the effective yield at the time of purchase.

(m)	Each swaption contract is equivalent to $10,000 notional amount.

(n)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

69

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF SHARES	VALUE
PREFERRED STOCKS — 0.0%
Centaur Funding Corp. 2.27%(b) (Cost $216,892)		205	$244,161

	MATURITY	PAR (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.5%
Federal Home Loan Mortgage Corp., Unsecured Notes 4.62%	05/28/13	$7,375	7,107,320
Federal National Mortgage Assoc., Unsecured Notes
4.00%(c)(d)	10/16/06	26,225	26,210,471
2.71%	01/30/07	14,300	14,179,537
2.35%(c)	04/05/07	3,985	3,926,660
7.25%	01/15/10	17,390	18,612,500
Overseas Private Investment Co.
4.09%	05/29/12	343	313,094
4.30%	05/29/12	959	898,654
4.64%	05/29/12	718	682,145
4.68%	05/29/12	406	374,208
4.87%	05/29/12	3,069	2,944,262
5.40%	05/29/12	3,806	3,845,666
Resolution Funding Corp. Strip Bonds
6.30%(e)	07/15/18	2,850	1,602,230
0.00%(e)	10/15/18	2,850	1,580,918
Small Business Administration Participation Certificates, Series 92-20H, Class 1 7.40%	08/01/12	33	33,775
Small Business Administration Participation Certificates, Series 96-20J, Class 1 7.20%	10/01/16	938	973,197
Small Business Administration Participation Certificates, Series 97-20B, Class 1 7.10%	02/01/17	970	1,007,850
Small Business Administration Pass-Through, Series 97-P10D, Class 1 6.51%	11/10/07	87	87,706
Small Business Investment Cos. Pass-Through, Series 97-P10C, Class 1 6.85%	08/01/07	487	492,520
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1 4.63%	03/10/13	7,795	7,576,787
U.S. Treasury Bonds 4.50%	02/15/36	570	546,176
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	21,100	20,746,161
U.S. Treasury Inflation Protected Notes
2.00%	07/15/14	13,675	14,467,937
2.50%	07/15/16	12,175	12,512,508
U.S. Treasury Notes
4.62%	08/31/11	1,315	1,316,439
5.12%	05/15/16	160	165,975
4.88%(f)	08/15/16	28,615	29,155,995
U.S. Treasury Strip 4.77%(c)(e)	11/15/27	36,760	13,306,017

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $184,820,463)			184,666,708

MORTGAGE PASS-THROUGHS — 42.6%
Federal Home Loan Mortgage Corp. ARM 4.98%(g)	10/01/35	14,501	14,363,386
Federal Home Loan Mortgage Corp. Gold
4.00%	07/10-05/19	7,142	6,875,931
5.50%	03/11-04/33	15,091	15,109,482
6.00%	10/11-12/32	13,388	13,578,875
6.50%	06/13-10/34	1,901	1,942,977
8.00%	11/15-10/25	18	19,005
4.50%	05/18-08/20	52,588	50,805,130
5.00%	12/18-06/36	17,149	16,844,309
7.00%	03/25-05/31	232	238,944
7.50%	07/26-03/32	213	220,253
Federal Home Loan Mortgage Corp. Gold TBA
5.00%	10/01/21	69,500	68,262,066
6.00%	10/01/36	34,100	34,270,500
Federal National Mortgage Assoc.
6.50%	06/08-10/36	36,341	37,019,572
7.00%	11/08-08/32	6,934	7,123,291
5.50%	06/11-02/36	226,698	224,992,864
6.00%	09/11-04/35	53,570	54,137,097
4.00%	06/14-03/20	28,815	27,271,190
4.50%	01/18-04/21	22,265	21,546,080
5.00%	01/18-11/35	48,038	46,965,435
Federal National Mortgage Assoc. ARM
6.44%(g)	01/01/31	4,320	4,364,747
4.82%(g)	09/01/35	15,181	15,086,577
Federal National Mortgage Assoc. TBA
4.50%	10/21-10/36	55,800	52,825,058
5.50%	10/01/21	157,100	157,001,812
5.00%	10/01/36	102,000	98,015,676
6.00%	10/01/36	65,000	65,284,375
6.50%	10/01/36	165,000	167,990,625
Government National Mortgage Assoc.
7.00%	03/13-02/33	2,612	2,696,852
6.00%	11/14-11/33	4,427	4,475,557
9.00%	07/15/18	5	5,011
6.50%	03/24-04/32	1,104	1,134,456
7.50%	11/15/29	2	2,475
5.50%	03/32-02/35	8,831	8,780,386

TOTAL MORTGAGE PASS-THROUGHS (Cost $1,222,295,260)			1,219,249,994

MULTIPLE CLASS MORTGAGE PASS-THROUGHS — 0.0%
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO) 2.15% (Cost $593,091)	02/25/28	5,514	257,165

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS .

70

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 15.4%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1 5.00%	07/25/19	$8,048	$7,855,609
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2 6.50%	04/15/36	13,161	13,718,188
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3 5.12%	07/11/43	21,920	21,841,437
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4 5.04%(g)	11/10/42	13,880	13,787,837
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A 4.93%	07/10/45	13,781	13,367,019
Federal Home Loan Mortgage Corp., Series 1361, Class I 6.00%	09/15/07	136	135,707
Federal Home Loan Mortgage Corp., Series 1591, Class PK 6.35%	10/15/23	6,893	7,051,016
Federal Home Loan Mortgage Corp., Series 231 (IO) 5.50%(e)	08/01/35	25,816	6,264,027
Federal Home Loan Mortgage Corp., Series 232 (IO) 5.00%(e)	08/01/35	15,106	3,743,405
Federal Home Loan Mortgage Corp., Series 235 (IO) 5.50%	01/01/36	28,077	7,078,354
Federal Home Loan Mortgage Corp., Series 2529, Class MB 5.00%	11/15/17	8,292	8,140,171
Federal Home Loan Mortgage Corp., Series 2594, Class TV 5.50%	03/15/14	6,354	6,396,953
Federal Home Loan Mortgage Corp., Series 2864, Class NA 5.50%	01/15/31	15,168	15,157,727
Federal Home Loan Mortgage Corp., Series 2922, Class GA 5.50%	05/15/34	22,908	22,839,253
Federal Home Loan Mortgage Corp., Series 2996, Class MK 5.50%	06/30/35	15,226	15,212,796
Federal Home Loan Mortgage Corp., Series 3200, Class AD 5.50%	05/15/29	53,678	53,620,208
Federal Home Loan Mortgage Corp., Series 3204, Class C 5.50%	04/15/29	322	321,525
Federal National Mortgage Assoc., Series 96-48, Class Z 7.00%	11/25/26	3,553	3,688,031
Federal National Mortgage Assoc., Series 03-16, Class BC 5.00%	03/25/18	4,220	4,110,877
Federal National Mortgage Assoc., Series 04-28, Class PB 6.00%	08/25/28	10,438	10,485,342
Federal National Mortgage Assoc., Series 04-88, Class HA 6.50%	07/25/34	12,636	12,935,721
Federal National Mortgage Assoc., Series 04-99, Class AO 5.50%	01/25/34	15,214	15,119,532
Federal National Mortgage Assoc., Series 05-3, Class AP 5.50%	01/31/35	15,889	15,874,554
Federal National Mortgage Assoc., Series 05-57, Class PA 5.50%	05/25/27	27,108	27,131,862
Federal National Mortgage Assoc., Series 05-70, Class NA 5.50%	08/25/35	1,101	1,102,571
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2 7.20%	10/15/32	10,000	10,665,271
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A2 6.62%	10/18/30	25	25,584
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3 6.14%	10/18/30	5,911	5,979,286
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6 5.40%	08/10/38	640	641,899
Goldman Sachs Residential Mortgage Loan Trust, Series 03-10, Class 2A1 4.48%(g)	10/25/33	6,798	6,604,892
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3 5.86%	10/12/35	14,370	14,752,815
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1 6.41%	12/15/19	8,826	8,882,899
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A 5.39%(g)	07/25/36	17,837	17,843,726
Prudential Mortgage Capital Funding, LLC, Series 01-Rock, Class A2 6.60%	05/10/34	16,800	17,723,768
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO) 11.00%(e)	02/17/17	179	40,595
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO) 0.00%(h)	02/17/17	187	174,073
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO) 11.00%(e)	03/06/17	121	30,323
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO) 0.00%(h)	03/06/17	121	100,591
Salomon Brothers Mortgage Securities, Series 87-3, Class A (PO) 13.00%(h)	10/23/17	66	59,012
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

71

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Summit Mortgage Trust, Series 00-1, Class B1 6.57%(b)(g)(i)	12/28/12	$137	$136,563
Terra LNR Ltd., Series 06-1A, Class A1 5.46%(b)(g)	06/15/17	13,287	13,286,880
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(b)	05/25/36	14,380	14,144,671
Wells Fargo Mortgage Backed Securities, Series 04-K, Class 1A2 4.47%(g)	07/25/34	23,811	23,239,291

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $446,024,814)			441,311,861

COMMERCIAL MORTGAGE BACKED SECURITIES — 9.0%
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6 4.82%	11/11/41	4,495	4,347,879
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO) 1.27%(e)	04/19/15	15,924	217,822
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2 7.20%	01/15/32	10,105	10,629,974
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2 7.32%	10/15/32	5,755	6,138,827
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	9,052	9,112,402
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO) 1.82%(b)(e)	06/20/29	24,854	710,576
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO) 1.32%(e)	01/17/35	12,442	152,521
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CG1, Class B1 6.91%	06/10/31	16,991	17,536,289
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	18,000	19,102,866
First Union-Lehman Brothers Commercial Mortgage Trust, Series 97-C1, Class D 7.50%	04/18/29	50	50,644
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98, Class A2 6.56%	11/18/35	9,267	9,393,830
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	14,170	14,852,983
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3 5.35%	08/11/36	16,200	16,297,540
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO) 1.54%(e)	07/15/29	26,562	690,078
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	8,601	8,969,271
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2 7.72%	03/15/33	16,105	17,200,760
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2 7.46%	08/16/33	10,937	11,656,054
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2 6.96%	11/15/10	18,700	19,853,233
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class A2 6.46%	02/15/11	16,340	17,092,611
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2 5.46%(g)	05/10/40	18,085	18,337,971
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C3, Class A3 4.65%	04/10/40	1,840	1,801,211
Homebanc Mortgage Trust, Series 05-4, Class A1 5.60%(g)	10/25/35	11,228	11,231,257
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class X (IO) 0.71%(e)	09/15/23	13,828	204,869
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A1 7.10%	10/15/32	61	61,147
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2 7.32%	10/15/32	85	89,171
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2 6.53%	03/15/31	10,268	10,504,550
Residential Asset Mortgage Products, Inc., Series 04-RS7, Class AI3 4.45%	07/25/28	331	327,846
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6 5.12%	08/15/35	18,000	17,838,142

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Wachovia Bank Commercial Mortgage Trust, Series 06-C27, Class A3 5.76%	07/15/45	$13,885	$14,285,166

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $262,651,289)			258,687,490

CERTIFICATE OF DEPOSIT — 1.4%
Barclays Bank PLC NY 5.40%(g)	03/13/09	35,505	35,507,982
SunTrust Bank, Inc. 4.42%	06/15/09	3,795	3,741,263

TOTAL CERTIFICATE OF DEPOSIT (Cost $39,300,000)			39,249,245

ASSET BACKED SECURITIES — 21.5%
Ace Securities Corp., Series 06-HE1, Class A2A 5.41%(g)	02/25/36	12,729	12,732,148
American Express Credit Account Master Trust, Series 06-01, Class A 5.36%(g)	12/15/13	21,025	21,068,522
Bank One Issuance Trust, Series 03-A3, Class A3 5.44%(g)	12/15/10	24,025	24,064,817
Capital Auto Receivables Asset Trust, Series 05-1, Class A4 4.05%	07/15/09	20,200	19,960,226
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(b)(g)	01/20/09	32,600	32,650,937
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1 5.40%(g)	07/25/36	19,562	19,569,700
Chase Credit Card Master Trust, Series 04-2, Class A 5.37%(g)	09/15/09	22,875	22,880,781
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	18,875	18,506,937
Chase Issuance Trust, Series 05, Class A5 5.35%(g)	02/15/12	5,805	5,808,033
Chase Issuance Trust, Series 06-A3, Class A3 5.32%(g)	07/15/11	19,270	19,301,795
Citibank Credit Card Issuance Trust, Series 03-A6, Class A6 2.90%	05/17/10	17,060	16,484,225
Citibank Credit Card Issuance Trust, Series 04, Class A4 3.20%	08/24/09	23,700	23,282,406
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	21,980	21,801,522
Countrywide Certificates, Series 04-12, Class 2A1 5.44%(g)	01/25/29	6,179	6,179,510
Countrywide Certificates, Series 04-14, Class A4 5.61%(g)	06/25/35	5,684	5,687,551
Countrywide Certificates, Series 05-BC5, Class 3A1 5.43%(g)	10/25/27	7,065	7,066,106
Countrywide Certificates, Series 06-3, Class 2A1 5.40%(g)	06/25/36	15,667	15,669,359
Countrywide Certificates, Series 06-8, Class 2A1 5.36%(g)	07/25/36	19,774	19,781,470
Countrywide Certificates, Series 06-IM1, Class A1 5.42%(g)	09/25/28	11,534	11,535,944
Discover Card Master Trust I, Series 05-1, Class A 5.34%(g)	09/16/10	17,325	17,330,371
Goldman Sachs Home Equity Trust, Series 06-10, Class AV1 5.41%(g)	06/25/36	16,128	16,135,113
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1 5.40%(g)	03/25/36	16,221	16,228,446
Goldman Sachs Home Equity Trust, Series 06-9, Class A1 5.37%	06/25/36	489	489,361
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4 4.76%	06/10/36	5,255	5,174,126
Long Beach Mortgage Loan Trust, Series 05-WL2, Class 3A2 5.43%(g)	08/25/35	5,075	5,075,202
MBNA Credit Card Master Notes Trust, Series 98-E, Class A 5.65%(g)	09/15/10	20,210	20,274,672
MBNA Credit Card Master Notes Trust, Series 03, Class A7 2.65%	11/15/10	20,000	19,218,446
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4 2.70%	04/15/07	21,400	21,112,448
MBNA Credit Card Master Notes Trust, Series 06-A1, Class A1 4.90%	07/15/11	19,900	19,877,712
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.32%(g)	09/15/11	27,000	27,025,110
Morgan Stanley Capital I, Series 06-HE5, Class A2A 5.40%(g)	08/25/36	23,026	23,024,499
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A 5.40%(g)	03/25/36	20,298	20,298,998
Novastar Home Equity Loan, Series 06-2, Class A2A 5.38%(g)	06/25/36	18,596	18,602,401
Residential Asset Securities Corp., Series 05-KS11, Class AI1 5.41%(g)	09/25/26	10,917	10,919,524
Structured Asset Receivables Trust, Series 03-2 5.79%(b)(g)(j)	01/21/09	11,595	11,591,416
Structured Mortgage Loan Trust, Series 05-19XS, Class 1A1 5.65%(g)	10/25/35	11,599	11,648,387
Student Loan Marketing Assoc. Student Loan Trust, Series 99-3, Class A2 5.64%(g)	07/25/12	6,321	6,330,919

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

73

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Student Loan Marketing Assoc. Student Loan Trust, Series 05-10, Class A1 5.46%(g)	04/25/12	$7,567	$7,564,824
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1 5.48%(g)	01/25/18	12,272	12,275,605

TOTAL ASSET BACKED SECURITIES (Cost $616,839,305)			614,229,569

CORPORATE BONDS — 21.4%
Aerospace — 0.5%
Northrop Grumman Corp., Senior Debentures 7.75%	03/15/26	1,100	1,342,539
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	3,860	3,853,863
Raytheon Co., Senior Notes 6.15%	11/01/08	18	18,310
United Technologies Corp., Unsecured Notes 5.47%(g)	06/01/09	8,650	8,655,017

			13,869,729

Banks — 7.8%
Banc One Corp., Senior Unsecured Notes 2.62%	06/30/08	2,836	2,715,280
Bank of America Corp., Subordinated Notes 6.25%	04/01/08	1,385	1,405,001
Bank of America Corp., Unsecured Notes 5.40%(g)	03/24/09	20,875	20,889,633
Bank of New York Co., Inc., Senior Subordinated Notes 3.80%	02/01/08	3,100	3,044,467
Bank One Texas N.A., Subordinated Bank Notes 6.25%	02/15/08	3,225	3,264,539
BankBoston N.A., Subordinated Bank Notes 6.38%	04/15/08	675	686,661
BankBoston N.A., Subordinated Notes 6.38%	03/25/08	1,600	1,626,134
Citigroup Global Markets Holdings, Inc., Senior Unsecured Notes 6.50%	02/15/08	2,880	2,927,583
Citigroup, Inc., Senior Unsecured Notes
3.50%	02/01/08	11,660	11,406,628
6.20%	03/15/09	1,700	1,742,259
Citigroup, Inc., Subordinated Notes
6.38%	11/15/08	1,010	1,034,542
6.12%	08/25/36	3,400	3,497,818
Citigroup, Inc., Unsecured Notes
3.62%	02/09/09	1,080	1,044,522
4.13%	02/22/10	14,910	14,449,728
4.62%	08/03/10	4,505	4,427,068
Depfa ACS Bank, Senior Notes 3.62%	10/29/08	8,000	7,788,040
Deutsche Bank AG, Deposit Notes 3.84%(g)	03/15/07	5,500	5,500,000
FleetBoston Financial Corp., Senior Unsecured Notes 4.20%	11/30/07	3,310	3,273,358
HBOS Treasury Services PLC, Preferred Stocks 5.92%(b)(g)	12/31/49	20	19,289
HBOS Treasury Services PLC, Senior Unsecured Notes 3.60%(b)	08/15/07	2,750	2,709,561
HBOS Treasury Services PLC, Unsecured Notes 3.50%(b)	11/30/07	5,450	5,345,088
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	20,475	20,269,165
The Huntington National Bank, Subordinated Bank Notes 2.75%	10/16/06	1,685	1,683,500
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.35%	03/01/07	4,902	4,901,069
4.00%	02/01/08	1,915	1,883,709
3.62%	05/01/08	2,509	2,449,487
Korea Development Bank, Notes 4.25%	11/13/07	70	69,157
National City Bank Indiana, Unsecured Notes 3.30%	05/15/07	1,000	988,000
Rabobank Nederland, Senior Notes 5.49%(b)(g)	04/06/09	47,270	47,270,000
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	2,855	2,810,833
4.00%	10/15/08	3,000	2,931,180
Swedish Export Credit Corp., Unsecured Notes 2.88%	01/26/07	2,700	2,679,075
U.S. Bancorp, Senior Unsecured Notes 3.95%	08/23/07	1,315	1,301,193
U.S. Bank N.A., Senior Bank Notes 2.40%	03/12/07	6,500	6,416,995
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%(g)	10/29/49	1,390	1,546,836
USB Capital IX, Unsecured Notes 6.19%(g)(k)	03/29/49	80	80,908
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	3,325	3,270,071
5.43%(g)	03/23/09	11,150	11,152,899
Wachovia Capital Trust III, Trust Preferred Securities 5.80%(g)	08/29/49	145	145,300
Wells Fargo & Co., Senior Unsecured Notes 4.20%	01/15/10	3,970	3,860,825
Wells Fargo & Co., Unsecured Notes 4.62%	08/09/10	6,825	6,701,194

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Banks (Continued)
4.88%	01/12/11	$2,680	$2,654,543

			223,863,138

Broadcasting — 0.3%
BSKYB Finance UK PLC, Senior Unsecured Notes 6.50%(b)	10/15/35	445	439,375
News America Holdings, Inc., Secured Notes 8.50%	02/23/25	1,900	2,240,362
News America Holdings, Inc., Senior Debentures
7.75%	01/24-12/45	1,395	1,543,776
7.12%	04/08/28	1,175	1,229,263
7.62%	11/30/28	2,010	2,215,824
8.45%	08/01/34	840	1,015,426
6.75%	01/09/38	30	31,079
8.25%	10/17/96	45	50,500

			8,765,605

Computer Software & Services — 0.2%
Oracle Corp., Unsecured Notes 5.25%(k)	01/15/16	4,575	4,502,111

Construction — 0.1%
D.R. Horton, Inc., Senior Unsecured Notes 6.12%	01/15/14	2,455	2,395,606

Energy & Utilities — 0.5%
Centerpoint Energy Resources Corp., Senior Unsecured Notes 6.15%	05/01/16	2,100	2,145,108
Centerpoint Energy Resources Corp., Unsecured Notes 7.88%	04/01/13	205	228,172
Detroit Edison Co., Senior Notes 6.35%	10/15/32	5	5,218
Detroit Edison Co., Senior Secured Notes 6.12%	10/01/10	210	216,189
Dominion Resources, Inc., Senior Unsecured Notes 6.25%	06/30/12	60	61,948
Energy East Corp., Unsecured Notes 6.75%	07/15/36	2,125	2,224,297
FirstEnergy Corp., Senior Unsecured Notes
5.50%	11/15/06	250	249,990
6.45%	11/15/11	185	193,619
Florida Power & Light Co., First Mortgage Bonds 5.90%	03/01/33	550	548,796
Florida Power Corp., First Mortgage Bonds 4.95%	06/01/35	2,225	1,982,497
Korea Electric Power Corp., Notes 5.12%(b)	04/23/34	75	73,810
Tenaska Alabama II Partners LP, Senior Secured Notes 6.12%(b)	03/30/23	134	135,328
TXU Corp., Senior Unsecured Notes 4.80%	11/15/09	6,000	5,848,044

			13,913,016

Entertainment & Leisure — 0.8%
Comcast Cable Holdings LLC, Senior Debentures
9.80%	02/01/12	260	307,106
7.88%	08/01/13	315	350,671
Comcast Corp., Senior Unsecured Bonds 6.50%	11/15/35	2,905	2,925,233
Comcast Corp., Senior Unsecured Notes 7.05%	03/15/33	1,315	1,408,140
Comcast Corp., Unsecured Notes 6.50%	01/15/17	3,800	3,966,596
TCI Communications Inc., Senior Debentures 7.88%	02/15/26	2,540	2,860,789
Time Warner Cos., Inc., Debentures 6.95%	01/15/28	8,720	8,988,192
Time Warner Cos., Inc., Senior Debentures
9.12%	01/15/13	605	704,936
8.05%	01/15/16	70	78,588
Time Warner Cos., Inc., Senior Unsecured Notes 6.75%	04/15/11	1,080	1,129,552

			22,719,803

Finance — 5.0%
BankBoston Capital Trust, Inc., Capital Securities 8.25%	12/15/26	75	78,368
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	8,030	7,918,463
4.13%	01/15/10	975	948,090
4.75%	05/15/12	3,290	3,217,126
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	1,830	1,804,307
5.55%(g)	01/15/08	39,350	39,377,545
4.12%	09/01/09	9,280	9,053,568
5.00%	11/15/11	15,945	15,820,039
Golden West Financial Corp., Senior Unsecured Notes 4.13%	08/15/07	160	158,239
HSBC Finance Corp., Senior Unsecured Notes
7.88%	03/01/07	2,200	2,221,494
4.75%	05/15/09	2,780	2,754,799
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.88%	08/15/10	2,307	2,513,843
5.75%	07/18/11	3,375	3,435,480
Morgan Stanley, Senior Notes
5.44%(g)	03/07/08	23,165	23,180,984
5.63%(k)	01/09/12	4,050	4,102,476
Morgan Stanley, Senior Unsecured Notes 6.75%	04/15/11	2,150	2,273,057
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	6,770	6,708,549
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(b)(l)	07/31/07	7,250	7,161,768

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

75

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
Nationwide Building Society (United Kingdom), Unsecured Notes 4.25%(b)(l)	02/01/10	$2,165	$2,099,660
NB Capital Trust IV, Capital Securities 8.25%	04/15/27	125	131,139
Pricoa Global Funding, Inc., Senior Secured Notes 4.35%(b)	06/15/08	2,735	2,690,556
Qwest Capital Funding, Inc., Senior Notes 6.38%(k)	07/15/08	3,350	3,337,438
USAA Capital Corp., Senior Unsecured Notes 4.00%(b)	12/10/07	3,065	3,024,358

			144,011,346

Industrial — 0.0%
Osprey Trust/Osprey, Inc., Senior Secured Notes 7.80%(b)(g)(m)	01/15/49	2,375	1,107,344

Insurance — 0.5%
MassMutual Global Funding II, Senior Secured Notes 2.55%(b)	07/15/08	3,740	3,573,084
MetLife, Inc., Senior Unsecured Notes 6.38%	06/15/34	900	953,888
Monumental Global Funding II, Senior Unsecured Notes 5.20%(b)	01/30/07	2,750	2,747,910
Monumental Global Funding II, Unsecured Notes 3.85%(b)	03/03/08	210	205,636
New York Life Global Funding, Unsecured Notes 3.88%(b)	01/15/09	2,000	1,943,484
Sun Life of Canada Capital Trust (Canada), Capital Securities 8.53%(b)(l)	05/29/49	390	411,895
TIAA Global Markets, Senior Unsecured Notes 3.88%(b)	01/22/08	1,605	1,578,044
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	1,905	1,869,072
5.85%	01/15/36	1,740	1,687,697

			14,970,710

Manufacturing — 0.1%
Belvoir Land LLC Revenue Bonds, Unsecured Notes 5.27%(b)	12/15/47	2,025	1,898,114

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes 4.05%	06/04/08	205	199,814

Oil & Gas — 0.7%
Anadarko Petroleum Corp., Senior Unsecured Notes 6.45%	09/15/36	8,175	8,350,182
Atlantic Richfield Co., Debentures 9.12%	03/01/11	4,960	5,727,560
Consolidated Natural Gas Co., Debentures 6.80%	12/15/27	2,500	2,673,467
Consolidated Natural Gas Co., Senior Unsecured Notes 5.38%	11/01/06	2,405	2,404,327
Halliburton Co., Debentures 7.60%	08/15/96	1,429	1,652,184

			20,807,720

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures 6.88%	08/01/49	559	600,284
Merck & Co., Inc., Senior Debentures 6.40%	03/01/28	1,000	1,067,859
Wyeth, Unsecured Notes 5.50%	02/15/16	2,075	2,073,344

			3,741,487

Railroad & Shipping — 0.1%
Union Pacific Corp., Senior Debentures 7.12%	02/01/28	2,000	2,284,306

Real Estate — 0.3%
Camden Property Trust, Unsecured Notes 4.70%	07/15/09	1,400	1,377,866
Prologis, Unsecured Notes 5.50%	04/01/12	3,625	3,617,199
The Rouse Co., Unsecured Notes
3.62%	03/15/09	1,455	1,373,697
5.38%	11/26/13	1,685	1,557,641

			7,926,403

Retail Merchandising — 0.1%
Federated Department Stores, Senior Debentures 6.79%	07/15/27	590	593,849
May Department Stores Co., Debentures
6.65%	07/15/24	1,000	1,000,901
7.88%	03/01/30	375	423,770
May Department Stores Co., Senior Debentures 8.12%	08/15/35	1,175	1,269,761
May Department Stores Co., Unsecured Notes 4.80%	07/15/09	50	49,148

			3,337,429

Telecommunications — 0.6%
AT&T Broadband Corp., Unsecured Notes 8.38%	03/15/13	2,505	2,857,419
GTE Corp., Debentures 6.94%	04/15/28	475	491,963
New England Telephone & Telegraph Co., Debentures 7.88%	11/15/29	1,355	1,470,651

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Telecommunications (Continued)
SBC Communications, Inc., Unsecured Notes 4.21%(b)	06/05/21	$11,500	$11,404,780
Sprint Capital Corp., Senior Notes 6.12%	11/15/08	70	71,025
Sprint Capital Corp., Senior Unsecured Notes
8.38%	03/15/12	55	61,657
8.75%	03/15/32	580	707,309
Verizon Maryland, Inc., Debentures 5.12%	06/15/33	650	527,144

			17,591,948

Yankee — 3.7%
AID-Israel (Israel), Unsecured Notes 5.50%(l)	04/24-09/33	12,210	12,753,628
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.61%(g)(l)	04/09/09	14,085	14,090,916
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes 8.75%(g)(l)	06/15/30	1,305	1,594,305
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(l)	01/15/08	12,900	12,613,749
France Telecom (France), Senior Unsecured Notes 7.75%(l)	03/01/11	600	657,346
National Landeskreditbank Baden-Wurttemberg (Germany), Unsecured Notes 4.25%(l)	09/15/10	10,750	10,502,105
Pemex Finance Ltd. (Luxembourg), Senior Unsecured Notes 9.03%(l)	02/15/11	1,530	1,640,466
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds 6.80%(l)	12/29/49	3,000	3,011,400
The Royal Bank of Scotland Capital Trust (United Kingdom), Unsecured Notes 4.71%(g)(l)	12/29/49	45	42,138
Scottish Power PLC (United Kingdom), Unsecured Notes 4.91%(l)	03/15/10	3,200	3,147,338
Suncor Energy, Inc. (Canada) 5.95%(l)	12/01/34	285	290,150
Teck Cominco Ltd. (Canada), Senior Unsecured Notes 6.13%(l)	10/01/35	2,375	2,281,513
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
5.25%(l)	11/15/13	285	269,861
6.00%(l)	09/30/34	785	701,836
7.20%(l)	07/18/36	2,400	2,466,708
Telecom Italia Capital (Luxembourg), Unsecured Notes 5.25%(l)	10/01/15	3,700	3,428,442
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(l)	06/20/16	2,400	2,469,185
7.05%(l)	06/20/36	1,800	1,899,589
Telefonica Europe BV (Netherlands), Senior Unsecured Notes 7.75%(l)	09/15/10	1,970	2,126,790
Tyco International Group SA (Luxembourg), Senior Unsecured Notes 6.38%(l)	10/15/11	760	796,024
United Mexican States (Mexico), Senior Unsecured Notes
6.62%(l)	03/03/15	85	90,397
5.62%(l)	01/15/17	1,600	1,580,800
8.30%(l)	08/15/31	410	511,270
United Mexican States (Mexico), Unsecured Notes 7.50%(l)	04/08/33	300	346,050
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes 7.75%(l)	02/15/10	2,985	3,200,798
Vodafone Group PLC (United Kingdom), Unsecured Notes
5.43%(g)(l)	06/29/07	11,500	11,499,137
5.46%(g)(l)	12/28/07	10,510	10,512,070

			104,524,011

TOTAL CORPORATE BONDS (Cost $615,500,392)			612,429,640

FOREIGN BONDS — 0.2%
Province of Manitoba (Canada), Senior Unsecured Notes (NZD) 6.38%	09/01/15	2,695	1,729,839
Province of Ontario (Canada), Unsecured Notes (NZD) 6.25%	06/16/15	6,105	3,892,368

TOTAL FOREIGN BONDS (Cost $6,181,735)			5,622,207

TAXABLE MUNICIPAL BONDS — 0.1%
Fort Irwin Land California LLC Military Housing Revenue Bonds, Class II, Series A 5.30%(b) (Cost $3,414,007)	12/15/35	3,415	3,191,864

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 4.1%
Federal Home Loan Bank, Discount Notes
4.40%(n)	10/02/06	77,000	76,990,589
5.18%(n)	10/11/06	1,990	1,987,153
5.18%(n)	10/13/06	110	109,811
Federal Home Loan Mortgage Corp., Discount Notes 5.17%(n)	10/05/06	2,700	2,698,455
French Treasury Bills (EUR) 2.88%(n)	10/05/06	24,699	31,304,317
Galileo Money Market Fund		2,675	2,674,734

TOTAL SHORT TERM INVESTMENTS (Cost $115,916,176)			115,765,059

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

77

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

		NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $2,302,398)		3,780	(o)	$2,510,752

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $2,302,398)		3,780	(o)	2,271,667

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 122.4% (Cost $3,518,358,220)				3,499,687,381

	MATURITY	PAR (000)
INVESTMENTS IN AFFILIATES - LONG TERM — 0.2%
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4 5.24% (Cost $7,366,487)	11/12/35	$7,100		7,070,997

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 0.4%
Institutional Money Market Trust(p) (Cost $11,055,811)		11,055,811		11,055,811

TOTAL INVESTMENTS IN SECURITIES — 123.0% (Cost $3,536,780,518(a))				3,517,814,190

		PAR (000)
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (13.3)%
Federal Home Loan Mortgage Corp. Gold TBA
4.50%	10/01/21	(23,000)		(22,151,875)
5.50%	10/01/36	(900)		(887,344)
Federal National Mortgage Assoc. TBA
4.50%	10/01/21	(22,000)		(21,223,136)
5.00%	10/21-10/36	(45,400)		(43,937,078)
5.50%	10/21-10/36	(195,200)		(192,990,750)
6.00%	10/01/36	(65,000)		(65,284,375)
6.50%	10/01/36	(32,021)		(32,601,098)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS
(Proceeds $378,227,537)				(379,075,656)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(o)	(917,723)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(o)	(1,762,334)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(2,992	)(o)	(226,396)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(8,800	)(o)	(590,480)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $7,736,873)				(3,496,933)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $66,392)		(284)		(71,000)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(o)	(917,723)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(o)	(980,542)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(2,992	)(o)	(559,830)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(8,800	)(o)	(3,470,720)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $7,736,873)				(5,928,815)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.4)%
LIABILITIES IN EXCESS OF OTHER				(11,055,811)

ASSETS — (9.0)%				(258,773,780)

NET ASSETS — 100.0%				$2,859,412,195

(a)	Cost for federal income tax purposes is $3,537,431,827. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$8,316,491
Gross unrealized depreciation	(27,934,128)

$(19,617,637)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 6.0% of its net assets, with a current market value of $171,796,153, in securities restricted as to resale.

(c)	Securities, or a portion thereof, with a market value of $11,489,696 have been pledged as collateral for swap and swaption contracts.

(d)	Securities, or a portion thereof, pledged as collateral with a value of $2,998,338 on 4,219 short U.S. Treasury Note futures contracts, 2,314 long U.S. Treasury Note futures contracts and 1,761 long U.S. Treasury Bond futures contracts expiring December 2006 and 590 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $1,033,277,349, with an unrealized gain of $3,489,009 (including commissions of $19,921).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

(e)	Rates shown are the effective yields as of September 30, 2006.

(f)	Securities, or a portion thereof, subject to financing transactions.

(g)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(h)	Interest rate of underlying collateral.

(i)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $136,563 which represents less than 0.1% of net assets.

(j)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.4% of its net assets, with a current market value of $11,591,416 in these securities.

(k)	Total or partial securities on loan.

(l)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(m)	Security in default.

(n)	The rate shown is the effective yield at the time of purchase.

(o)	Each swaption contract is equivalent to $10,000 notional amount.

(p)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

79

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 41.5%
Small Business Administration Participation Certificates, Series 96-20J, Class 1 7.20%	10/01/16	$115	$119,656
Small Business Administration Participation Certificates, Series 98-20J, Class 1 5.50%	10/01/18	103	103,772
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1 4.63%	03/10/13	972	944,870
U.S. Treasury Bonds
8.00%(b)	11/15/21	2,820	3,772,630
6.50%	11/15/26	735	890,556
5.38%(c)	02/15/31	4,000	4,320,312
U.S. Treasury Notes
4.88%(b)	05/11-08/16	97,200	98,964,185
5.12%(c)(d)	06/30/11	50,100	51,205,707

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $158,191,653)			160,321,688

MORTGAGE PASS-THROUGHS — 128.0%
Federal Home Loan Mortgage Corp. ARM
5.79%(e)	05/01/36	5,005	5,021,533
5.82%(e)	06/01/36	14,733	14,731,719
Federal Home Loan Mortgage Corp. Gold
5.50%	10/13-07/35	19,043	18,795,107
6.00%	10/13-08/17	1,818	1,843,263
5.00%	04/18-06/36	8,499	8,355,578
4.50%	05/18-05/21	11,389	10,983,466
4.00%	10/01/20	3,800	3,582,033
8.00%	01/25-11/26	108	113,848
7.50%	11/01/25	1	1,158
6.50%	03/29-10/34	383	392,305
7.00%	09/31-04/32	120	123,548
Federal Home Loan Mortgage Corp. Gold TBA
5.50%	10/01/36	600	591,563
6.00%	10/01/36	20,700	20,803,500
Federal National Mortgage Assoc.
7.00%	08/09-12/11	17	17,197
6.00%	11/09-04/36	31,373	31,682,292
4.00%	05/10-12/19	11,877	11,310,269
6.50%	01/13-04/35	9,162	9,364,444
5.50%	12/13-09/35	125,500	124,335,814
8.00%	08/01/14	9	9,465
5.00%	02/18-07/36	45,368	44,133,112
4.50%	07/20-09/20	195	188,127
Federal National Mortgage Assoc. ARM
5.39%(e)	04/01/36	2,646	2,646,935
6.19%(e)	08/01/36	5,478	5,530,811
Federal National Mortgage Assoc. TBA
4.50%	10/21-10/36	36,800	35,246,323
5.00%	10/21-10/36	30,700	29,697,011
5.50%	10/21-10/36	45,800	45,491,062
6.00%	10/21-10/36	46,700	46,994,625
6.50%	10/01/36	21,000	21,380,625
Government National Mortgage Assoc.
8.00%	04/20/13	69	71,949
6.00%	01/14-06/14	229	232,688
5.50%	03/15/14	349	349,781
7.50%	11/15/27	1	530
6.50%	10/15/34	70	71,584

TOTAL MORTGAGE PASS-THROUGHS (Cost $492,620,509)			494,093,265

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
Countrywide Home Loans, Series 04-J4, Class 2A1 5.00%	05/25/19	2,095	2,070,036
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1 5.25%	10/25/19	1,650	1,640,836
Federal National Mortgage Assoc., Series 03-130, Class SP (IO) 1.67%(f)	08/25/28	4,643	146,622
Master Asset Securitization Trust, Series 04-8, Class 3A1 5.25%	08/25/19	1,104	1,085,295
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO) 11.00%	02/17/17	31	7,134
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO) 0.00%	02/17/17	31	29,300
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A 5.00%	11/25/18	932	922,160
Wells Fargo Mortgage Backed Securities Trust, Series 04-8, Class A1 5.00%	08/25/19	1,070	1,049,299

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,959,457)			6,950,682

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.4%
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3 3.75%(e) (Cost $5,374,454)	11/25/33	5,523	5,456,847

PROJECT LOANS — 0.0%
Federal Housing Authority 7.43% (Cost $652)	09/01/22	1	633

ASSET BACKED SECURITIES — 2.1%
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A 6.05%(e)	07/15/25	63	62,322
Option One Mortgage Loan Trust, Series 06-1, Class 2A1 5.40%(e)	01/25/36	6,781	6,781,958

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
ASSET BACKED SECURITIES (Continued)
Structured Asset Receivables Trust, Series 03-2 5.79%(e)(g)(h)	01/21/09	$1,102		$1,101,365

TOTAL ASSET BACKED SECURITIES (Cost $7,943,375)				7,945,645

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.9%
Federal Home Loan Bank, Discount Notes 4.40%(i)	10/02/06	7,400		7,399,096
Galileo Money Market Fund		59		59,059

TOTAL SHORT TERM INVESTMENTS (Cost $7,458,155)				7,458,155

TOTAL INVESTMENTS IN SECURITIES — 176.7% (Cost $678,548,255(a))				682,226,915

MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (76.7)%
Federal Home Loan Mortgage Corp. Gold TBA
5.00%	10/01/21	(8,100)		(7,955,723)
5.50%	10/01/36	(19,100)		(18,831,416)
Federal National Mortgage Assoc. TBA
4.00%	10/01/21	(9,300)		(8,773,973)
5.00%	10/21-10/36	(53,000)		(51,514,044)
5.50%	10/21-11/36	(127,300)		(126,041,565)
6.00%	10/01/36	(55,400)		(55,642,375)
6.50%	10/36-11/36	(26,600)		(27,069,000)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS (Proceeds $295,049,840)				(295,828,096)

		N UMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(610	)(j)	(163,687)
Goldman Sachs & Co., Strike Rate 5.350%, Expires 09/11/07		(2,550	)(j)	(758,931)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $827,570)				(922,618)

PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(610	)(j)	(163,687)
Goldman Sachs & Co., Strike Rate 5.350%, Expires 09/11/07		(2,550	)(j)	(414,630)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $827,570)				(578,317)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%				1,093,087

NET ASSETS — 100.0%				$385,990,971

(a)	Cost for federal income tax purposes is $678,817,281. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,541,614
Gross unrealized depreciation	(2,131,980)

$3,409,634

(b)	Securities, or a portion thereof, with a market value of $2,826,588 have been pledged as collateral for swap and swaption contracts.

(c)	Securities, or a portion thereof, subject to financing transactions.

(d)	Securities, or a portion thereof, pledged as collateral with a value of $1,226,484 on 1,329 short U.S. Treasury Note futures contracts, 40 short U.S. Treasury Bond futures contracts, 598 short Federal Funds CBT futures contracts and 577 long U.S. Treasury Note futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $443,232,726 with an unrealized loss of $811,236 (including commissions of $5,518).

(e)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(f)	Rates shown are the effective yields as of September 30, 2006.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 0.3% of its net assets, with a current market value of $1,101,365, in securities restricted as to resale.

(h)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.3% of its net assets, with a current market value of $1,101,365 in these securities.

(i)	The rate shown is the effective yield at the time of purchase.

(j)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

81

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INFLATION PROTECTED BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR/SHARES (000)		VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 78.6%
U.S. Treasury Inflation Protected Bonds
1.88%	07/15/15	$2,485		$2,517,151
2.38%	01/15/25	3,500		3,839,022
2.00%	01/15/26	4,545		4,468,782
3.62%	04/15/28	1,490		2,323,019
3.88%(b)	04/15/29	1,715		2,742,835
U.S. Treasury Inflation Protected Notes
3.62%	01/15/08	1,025		1,301,336
4.25%	01/15/10	985		1,259,974
3.38%	01/15/12	790		952,899
3.00%	07/15/12	2,560		3,005,908
1.88%	07/15/13	2,585		2,789,726
2.00%	01/14-01/16	5,520		5,876,472
1.62%(c)	01/15/15	1,065		1,079,502
2.50%	07/15/16	2,165		2,225,017

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $34,669,219)				34,381,643

MORTGAGE PASS-THROUGHS — 2.5%
Federal National Mortgage Assoc. ARM
4.38%(d)	06/01/34	387		380,313
4.64%(d)	02/01/35	731		723,708

TOTAL MORTGAGE PASS-THROUGHS
(Cost $1,122,965)				1,104,021

ASSET BACKED SECURITIES — 0.8%
Morgan Stanley ABS Capital I, Series 06-NC4, Class A2A 5.36%(d) (Cost $349,672)	06/25/36	350		349,901

CORPORATE BONDS — 0.1%
Yankee — 0.1%
United Mexican States (Mexico), Senior Unsecured Notes 6.75%(e) (Cost $52,936)	09/27/34	50		53,075

FOREIGN BONDS — 1.3%
Government of France, Treasury Inflation Protected Notes (EUR)
2.25%	07/25/20	175		252,355
3.15%	07/25/32	180		321,232

TOTAL FOREIGN BONDS (Cost $549,312)				573,587

SHORT TERM INVESTMENTS — 14.9%
Federal Home Loan Bank, Discount Notes 4.40%(f)	10/02/06	5,000		4,999,389
Galileo Money Market Fund		1,542		1,542,023

TOTAL SHORT TERM INVESTMENTS
(Cost $6,541,412)				6,541,412

TOTAL INVESTMENTS IN SECURITIES — 98.2%
(Cost $43,285,516(a))				43,003,639

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Deutsche Bank, Strike Rate 5.40%, Expires 06/15/07		(110	)(g)	$(31,791)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(140	)(g)	(9,394)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $71,634)				(41,185)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $1,915)		(8)		(2,000)

PUT SWAPTIONS WRITTEN — (0.1)%		(110	)(g)	(4,195)
Deutsche Bank, Strike Rate 5.80%, Expires 06/15/07
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(140	)(g)	(55,216)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $69,702)				(59,411)
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.0%				871,121

NET ASSETS — 100.0%				$43,772,164

(a)	Cost for federal income tax purposes is $44,244,834. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$464,839
Gross unrealized depreciation	(1,706,034)

$(1,241,195)

(b)	Securities, or a portion thereof, pledged as collateral with a value of $639,749 on 2 short Euro-Bund futures contracts, 53 short U.S. Treasury Note futures contracts and 16 short U.S. Treasury Bond futures contracts expiring December 2006, 49 short Euro-dollar futures contracts expiring March 2007, 41 long Euro-dollar futures contracts and 82 short Euro-dollar futures contracts expiring December 2007. The value of such contracts on September 30, 2006 was $48,547,271, with an unrealized loss of $138,347 (including commissions of $655).

(c)	Securities, or a portion thereof, with a market value of $202,723 have been pledged as collateral for swap and swaption contracts.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(f)	The rate shown is the effective yield at the time of purchase.

(g)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

82

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GNMA PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS — 118.6%
Federal Home Loan Mortgage Corp. ARM
5.79%(b)	05/01/36	$1,374	$1,378,460
Federal Home Loan Mortgage Corp. Gold
5.50%	06/13-02/18	504	505,681
6.00%	11/13-01/19	259	262,990
6.50%	12/13-01/30	311	317,775
8.00%	07/01/17	35	36,540
9.00%	12/01/19	1	701
7.50%	02/27-03/27	7	7,562
4.50%	10/01/35	199	185,727
5.00%	04/01/36	99	95,201
Federal National Mortgage Assoc.
6.00%	09/12-09/21	559	567,205
6.50%	02/13-04/35	1,257	1,286,089
5.50%	12/13-04/35	11,144	11,020,240
8.00%	08/01/14	70	72,565
4.00%	07/01/18	128	121,424
5.00%	10/20-01/21	4,617	4,551,379
4.50%	11/01/20	98	94,472
8.50%	10/01/24	4	4,404
Federal National Mortgage Assoc. ARM
5.39%(b)	04/01/36	686	686,242
Federal National Mortgage Assoc. TBA
4.50%	10/21-10/36	3,000	2,857,313
5.50%	10/01/21	2,500	2,498,438
6.00%	10/01/21	3,800	3,857,000
5.00%	10/01/36	200	192,188
6.50%	10/01/36	9,000	9,163,125
Government National Mortgage Assoc.
8.00%	12/07-08/24	405	426,225
5.50%	11/08-01/36	13,832	13,752,017
6.50%(c)	03/16-11/34	17,229	17,639,458
7.00%	09/17-05/32	1,478	1,525,214
9.00%	05/18-06/21	163	175,131
10.00%	12/15/20	3	3,525
7.50%	10/25-11/29	416	433,218
6.00%	01/28-07/36	35,385	35,791,470
4.50%	12/34-01/35	4,866	4,598,068
5.00%	11/35-06/36	10,272	9,954,928
Government National Mortgage Assoc. II Hybrid
3.50%	07/20/34	7,848	7,565,588
Government National Mortgage Assoc. TBA
5.00%	10/01/36	25,700	24,822,587
5.50%	10/01/36	52,500	52,102,500

TOTAL MORTGAGE PASS-THROUGHS
(Cost $209,352,514)			208,552,650

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Countrywide Home Loans, Series 04-J4, Class 2A1 5.00%	05/25/19	584	577,101
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1 5.25%	10/25/19	462	459,689
Federal National Mortgage Assoc., Series 03-130, Class SP (IO) 1.67%(d)	08/25/28	5,258	166,033
Master Asset Securitization Trust, Series 04-8, Class 3A1 5.25%	08/25/19	305	300,052
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A 5.00%	11/25/18	260	257,087
Wells Fargo Mortgage Backed Securities Trust, Series 04-8, Class A1 5.00%	08/25/19	296	290,232

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,043,135)			2,050,194

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.0%
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3 3.75%(b) (Cost $1,680,655)	11/25/33	1,727	1,706,421

PROJECT LOANS — 0.0%
Federal Housing Authority 7.43% (Cost $3,355)	09/01/22		3 3,323

ASSET BACKED SECURITIES — 2.9%
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A 6.05%(b)	07/15/25	188	186,968
Option One Mortgage Loan Trust, Series 06-1, Class 2A1 5.40%(b)	01/25/36	3,460 3,460,183
Structured Asset Receivables Trust, Series 03-2 5.79%(b)(e)(f)	01/21/09	1,409	1,408,303

TOTAL ASSET BACKED SECURITIES (Cost $5,054,398)			5,055,454

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 30.9%
Federal Home Loan Bank, Discount Notes
4.40%(g)	10/02/06	3,500	3,499,572
U.S. Treasury Bills
4.39%(g)	10/26/06	36,000	35,890,500
5.22%(g)(h)	01/11/07	9,000	8,870,333
Galileo Money Market Fund		6,157	6,156,845

TOTAL SHORT TERM INVESTMENTS
(Cost $54,417,250)			54,417,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

83

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GNMA PORTFOLIO (Concluded)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

				VALUE
TOTAL INVESTMENTS IN SECURITIES — 154.5% (Cost $272,551,307(a))				$271,785,292

	MATURITY	PAR (000)
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (15.3)%
Federal National Mortgage Assoc. TBA
5.00%	10/01/21	$(4,600)		(4,519,500)
5.50%	10/21-10/36	(13,500)		(13,344,938)
6.50%	11/01/36	(9,000)		(9,157,500)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS
(Proceeds $26,954,156)				(27,021,938)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(300	)(i)	(80,502)
Goldman Sachs & Co., Strike Rate 5.350%, Expires 09/11/07		(740	)(i)	(220,239)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $293,900)				(300,741)

PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(300	)(i)	(80,502)
Goldman Sachs & Co., Strike Rate 5.350%, Expires 09/11/07		(740	)(i)	(120,324)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $293,900)				(200,826)

LIABILITIES IN EXCESS OF OTHER ASSETS — (38.9)%				(68,386,672)

NET ASSETS — 100.0%				$175,875,115

(a)	Cost for federal income tax purposes is $272,570,066. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$918,406
Gross unrealized depreciation	(1,703,180)

$(784,774)

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Securities, or a portion thereof, pledged as collateral with a value of $2,948,237 on 437 short U.S. Treasury Note futures contracts expiring December 2006 and 231 short Federal Funds CBT futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $137,598,627, with an unrealized loss of $355,578 (including commissions of $1,446).

(d)	Rates shown are the effective yields as of September 30, 2006.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 0.8% of its net assets, with a current market value of $1,408,303, in securities restricted as to resale.

(f)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.8% of its net assets, with a current market value of $1,408,303 in these securities.

(g)	The rate shown is the effective yield at the time of purchase.

(h)	Securities, or a portion thereof, with a market value of $606,139 have been pledged as collateral for swap and swaption contracts.

(i)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

84

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 11.3%
Federal Home Loan Mortgage Corp., Unsecured Notes 3.00%	04/19/07	$5,900	$5,827,713
Federal National Mortgage Assoc., Unsecured Notes
4.00%	10/06-01/09	13,870	13,731,433
2.35%	04/05/07	7,880	7,764,637
Overseas Private Investment Co.
4.09%	05/29/12	483	441,178
4.30%	05/29/12	1,351	1,266,285
4.64%	05/29/12	1,011	961,205
4.68%	05/29/12	572	527,293
4.87%	05/29/12	4,325	4,148,733
5.40%	05/29/12	5,363	5,418,894
Resolution Funding Corp. Strip Bonds
6.29%(b)	07/15/18	1,725	969,771
0.00%(b)	10/15/18	1,725	956,871
Small Business Administration Participation Certificates, Series 96-20B, Class 1 6.38%	02/01/16	1,734	1,776,712
Small Business Administration Participation Certificates, Series 96-20K, Class 1 6.95%	11/01/16	2,771	2,866,534
Small Business Administration Participation Certificates, Series 97, Class A 6.10%(c)(d)	08/15/22	524	519,817
Small Business Administration Participation Certificates, Series 97-20B, Class 1 7.10%	02/01/17	2,110	2,191,567
Small Business Administration Participation Certificates, Series 97-20F, Class 1 7.20%	06/01/17	592	616,096
Small Business Administration Participation Certificates, Series 97-20G, Class 1 6.85%	07/01/17	3,880	4,016,989
U.S. Treasury Bonds
6.00%(e)	02/15/26	4,280	4,896,923
4.50%(e)	02/15/36	4,625	4,431,689
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	5,365	5,275,031
U.S. Treasury Inflation Protected Notes 2.50%	07/15/16	6,200	6,371,873
U.S. Treasury Notes
4.62%	08/31/11	340	340,372
4.88%(f)	08/15/16	8,050	8,202,193

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $83,070,414)			83,519,809

MORTGAGE PASS-THROUGHS — 42.6%
Federal Home Loan Mortgage Corp. ARM 4.37%(d)	01/01/35	7,197	7,010,673
Federal Home Loan Mortgage Corp. Gold
6.50%	03/09-12/30	687	698,219
4.00%	05/01/10	1,774	1,713,864
6.00%	11/14-02/32	1,333	1,352,137
5.50%	10/01/17	894	895,683
4.50%	05/18-08/20	10,916	10,548,163
5.00%	12/18-04/36	3,528	3,438,627
7.50%	11/25-10/27	22	22,778
7.00%	04/29-04/32	62	64,388
Federal Home Loan Mortgage Corp. Gold TBA
5.00%	10/01/21	7,600	7,464,629
6.00%	10/01/36	10,000	10,050,000
Federal National Mortgage Assoc.
7.00%	08/08-09/34	1,818	1,871,622
6.50%	02/11-09/36	10,426	10,626,531
5.50%	09/13-02/36	49,622	49,208,898
5.00%	01/18-07/35	19,407	19,115,082
4.00%	05/01/19	4,871	4,609,770
4.50%	06/19-04/21	3,369	3,250,833
6.00%	01/21-04/35	22,901	23,200,232
Federal National Mortgage Assoc. ARM 4.28%(d)	12/01/34	6,490	6,324,161
Federal National Mortgage Assoc. TBA
4.50%	10/21-10/36	13,000	12,265,310
5.50%	10/01/21	48,400	48,369,750
5.00%	10/01/36	29,000	27,867,202
6.00%	10/01/36	17,000	17,074,375
6.50%	10/01/36	45,000	45,815,625
Government National Mortgage Assoc.
9.50%	09/16-11/16	19	20,108
9.00%	03/15/18	13	13,768
6.50%	12/23-10/34	795	816,958
6.00%	11/28-10/33	456	462,203
5.50%	11/15/33	42	41,837

TOTAL MORTGAGE PASS-THROUGHS (Cost $314,617,336)			314,213,426

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2 6.50%	04/15/36	3,857	4,020,676
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4 6.19%	06/11/35	3,670	3,829,898
Federal Home Loan Mortgage Corp., Series 231 (IO) 5.50%(b)	08/01/35	4,103	995,607
Federal Home Loan Mortgage Corp., Series 2587, Class WX 5.00%	03/15/18	2,370	2,311,869
Federal Home Loan Mortgage Corp., Series 2825, Class VP 5.50%	06/15/15	3,447	3,466,810

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

85

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp., Series 2933, Class HD 5.50%	02/15/35	$3,650	$3,652,280
Federal Home Loan Mortgage Corp., Series 3033, Class JB 5.50%	11/15/32	3,143	3,161,184
Federal National Mortgage Assoc., Series 03-118, Class FD 5.73%(d)	12/25/33	3,718	3,740,132
Federal National Mortgage Assoc., Series 04-82, Class HJ 5.50%	09/25/32	7,458	7,417,532
Federal National Mortgage Assoc., Series 05-48, Class AR 5.50%	02/25/35	5,731	5,729,151
Federal National Mortgage Assoc., Series 346, Class 2 5.50%	12/01/33	4,410	1,055,779
Federal National Mortgage Assoc., Series 354, Class 2 (IO) 5.50%(b)	12/01/34	3,505	837,192
Federal National Mortgage Assoc., Series 367, Class 2 (IO) 5.50%(b)	01/25/36	7,137	1,769,962
First Union National Bank Commercial Mortgage, Series 01-C2, Class A2 6.66%	01/12/43	4,090	4,310,973
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3 6.14%	10/18/30	4,762	4,816,937
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4 4.96%	08/10/38	3,500	3,465,420
J.P. Morgan Alternative Loan Trust, Series 05-S1, Class 2A16 6.00%	12/25/35	2,642	2,653,194
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3 5.86%	10/12/35	3,840	3,942,297
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2 7.37%	08/15/26	5,680	6,059,574
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4 5.37%	09/15/39	3,930	3,935,400
Lehman Brothers-UBS Commerical Mortgage Trust, Series 03-C7, Class A2 4.06%(d)	09/15/27	2,480	2,416,434
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A 5.39%(d)	07/25/36	4,597	4,598,899
Summit Mortgage Trust, Series 00-1, Class B1 6.57%(c)(d)(g)	12/28/12	104	104,355
TIAA Real Estate CDO Ltd., Series 01-C1A, Class A4 6.68%(c)	06/19/31	5,330	5,525,835
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.22%(c)	05/25/36	47,427	2,757,628

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $88,082,959)			86,575,018

COMMERCIAL MORTGAGE BACKED SECURITIES — 9.6%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2 7.32%	10/15/32	4,590	4,908,299
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6 4.82%	11/11/41	1,315	1,271,960
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	2,629	2,646,936
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2 6.30%	11/11/30	7,389	7,524,839
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	11/15/36	4,575	4,569,757
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2 4.94%	12/15/35	4,865	4,781,466
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 98-CF1, Class A1B 6.41%	02/18/31	6,589	6,653,501
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	4,349	4,615,033
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3 6.27%	12/10/35	3,800	3,983,157
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3 5.35%	08/11/36	4,240	4,265,529
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	3,090	3,222,007
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3 6.43%	06/15/11	3,320	3,476,866
Morgan Stanley Capital Investments, Series 98-HF2, Class A2 6.48%	11/15/30	3,690	3,750,465
Morgan Stanley Dean Witter Capital, Series 00-LIF2, Class A2 7.20%	09/15/10	4,160	4,413,867

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

86

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2 7.52%	12/18/09	$5,565	$5,912,590
USGI, Series 87 7.43%	12/01/22	110	110,588
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6 5.12%	08/15/35	4,470	4,429,805

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $72,041,469)			70,536,665

PROJECT LOANS — 2.4%
Whittier Rehab at Haverhill Project Loan 7.60%	12/01/39	10,783	10,988,174
Whittier Rehab at Westborough Project Loan 8.12%	02/28/37	6,882	6,969,781

TOTAL PROJECT LOANS (Cost $17,398,584)			17,957,955

CERTIFICATE OF DEPOSIT — 1.4%
Barclays Bank PLC NY 5.40%(d)	03/13/09	9,180	9,180,771
SunTrust Bank, Inc. 4.42%	06/15/09	1,260	1,242,159

TOTAL CERTIFICATE OF DEPOSIT (Cost $10,440,000)			10,422,930

ASSET BACKED SECURITIES — 20.1%
Aames Mortgage Investment Trust, Series 06-1, Class A1 5.39%(d)	04/25/36	4,238	4,239,776
American Express Credit Account Master Trust, Series 05-3, Class A 5.33%(d)	01/18/11	5,525	5,529,365
American Express Credit Account Master Trust, Series 05-5, Class A 5.37%(d)	02/15/13	5,350	5,354,186
Ameriquest Mortgage Securities, Inc., Series 04-R11, Class A1 5.63%(d)	11/25/34	5,001	5,014,738
Bear Stearns, Inc., Series 06-HE1, Class 1A1 5.42%(d)	01/25/30	3,625	3,625,384
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.45%(c)	01/20/09	8,375	8,388,086
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1 5.37%(d)	10/25/36	5,550	5,550,000
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	5,675	5,564,337
Citibank Credit Card Issuance Trust, Series 00, Class A3 6.88%	11/16/09	6,275	6,388,314
Citibank Credit Card Issuance Trust, Series 04-A1, Class A1 2.55%	01/20/09	9,150	9,075,702
Countrywide Certificates, Series 04-14, Class A4 5.61%(d)	06/25/35	1,668	1,668,934
Countrywide Certificates, Series 05-16, Class 4AV1 5.43%(d)	07/25/26	3,728	3,728,769
Countrywide Certificates, Series 05-IM2, Class A1 5.43%(d)	06/25/27	1,271	1,270,643
Countrywide Certificates, Series 06-18, Class 2A1 5.42%(d)(g)	07/25/36	8,325	8,325,000
DaimlerChrysler Auto Trust, Series 06-A, Class A3 5.00%	05/08/10	5,200	5,194,436
DaimlerChrysler Auto Trust, Series 06-B, Class A2 5.30%	10/08/08	5,400	5,394,816
Discover Card Master Trust I, Series 05-1, Class A 5.34%(d)	09/16/10	4,425	4,426,372
Fieldstone Mortgage Investment Corp., Series 06-1, Class A1 5.41%(d)	05/25/36	4,220	4,222,118
Ford Credit Auto Owner Trust, Series 05-A, Class A3 3.48%	11/15/08	5,532	5,493,203
Ford Credit Auto Owner Trust, Series 05-C, Class A3 4.30%	08/15/09	5,325	5,269,348
Green Tree Financial Corp., Series 96-7, Class A6 7.65%	10/15/27	3,191	3,306,345
Indymac Residential Asset Backed Trust, Series 06-D, Class 2A1 5.38%(d)	11/25/36	4,625	4,625,000
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4 2.70%	04/15/07	7,200	7,103,254
MBNA Credit Card Master Notes Trust, Series 06-A1, Class A1 4.90%	07/15/11	5,175	5,169,204
Morgan Stanley Home Equity Loans, Series 06-2, Class A1 5.40%(d)	02/25/36	3,737	3,737,281
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1 5.41%(d)	07/25/36	5,852	5,854,838
Residential Asset Mortgage Products, Inc., Series 06-RS5, Class A1 5.40%(d)	09/25/36	4,097	4,096,439
Structured Asset Investment Loan Trust, Series 06-2, Class A1 5.39%(d)	04/25/36	2,058	2,058,711
Structured Asset Receivables Trust, Series 03-2 5.79%(c)(d)(h)	01/21/09	3,323	3,322,150
Wachovia Auto Owner Trust, Series 06-A, Class A2 5.41%	04/20/09	5,000	5,005,050

TOTAL ASSET BACKED SECURITIES (Cost $148,425,966)			148,001,799

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

87

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS — 20.0%
Aerospace — 0.2%
Northrop Grumman Corp., Senior Unsecured Notes 4.08%	11/16/06	$1,205	$1,203,084
Raytheon Co., Senior Unsecured Notes 4.50%	11/15/07	383	379,446

			1,582,530

Banks — 7.4%
BAC Capital Trust XI, Capital Securities 6.62%	05/23/36	570	601,335
Banc One Corp., Senior Unsecured Notes 2.62%	06/30/08	835	799,457
Bank of America Corp., Senior Unsecured Notes 4.50%	08/01/10	130	127,096
Bank of America Corp., Subordinated Notes 7.80%	02/15/10	1,190	1,284,772
Bank of New York Co., Inc., Senior Notes 3.75%	02/15/08	1,350	1,324,265
BankBoston N.A., Subordinated Notes 7.00%	09/15/07	1,500	1,523,820
Citigroup, Inc., Senior Unsecured Notes 6.20%	03/15/09	1,200	1,229,830
Citigroup, Inc., Subordinated Notes 6.12%	08/25/36	700	720,139
Citigroup, Inc., Unsecured Notes
3.62%(i)	02/09/09	3,655	3,534,933
4.13%	02/22/10	3,900	3,779,607
Depfa Bank PLC, Senior Notes 4.25%(c)	08/16/10	2,150	2,094,418
Deutsche Bank AG, Deposit Notes 3.84%(d)	03/15/07	1,600	1,600,000
HBOS Treasury Services PLC, Senior Unsecured Notes 3.60%(c)	08/15/07	855	842,427
HBOS Treasury Services PLC, Unsecured Notes 3.50%(c)	11/30/07	1,630	1,598,622
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	4,875	4,825,992
The Huntington National Bank, Subordinated Bank Notes 2.75%	10/16/06	480	479,573
J.P. Morgan Chase & Co., Senior Unsecured Notes 5.25%	05/30/07	2,380	2,378,915
Lloyds TSB Bank PLC, Subordinated Notes 6.90%	11/29/49	2,000	2,010,000
Rabobank Nederland, Senior Notes 5.49%(c)(d)	04/06/09	12,170	12,170,000
SunTrust Bank, Inc., Senior Unsecured Notes 3.62%	10/15/07	1,540	1,516,176
Swedish Export Credit Corp., Unsecured Notes 2.88%	01/26/07	1,550	1,537,987
U.S. Bancorp, Senior Unsecured Notes 3.95%	08/23/07	335	331,482
U.S. Bank N.A., Senior Bank Notes
2.87%	02/01/07	1,040	1,031,306
2.40%	03/12/07	1,580	1,559,823
U.S. Bank N.A., Subordinated Notes 6.50%	02/01/08	2,420	2,455,267
Wachovia Bank N.A., Senior Bank Notes 4.38%	08/15/08	95	93,431
Wells Fargo & Co., Senior Unsecured Notes 4.20%	01/15/10	580	564,050
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	2,115	2,076,634
4.88%	01/12/11	705	698,303

			54,789,660

Broadcasting — 0.2%
BSKYB Finance UK PLC, Senior Unsecured Notes 6.50%(c)	10/15/35	120	118,483
News America Holdings, Inc., Senior Debentures
7.12%	04/08/28	300	313,854
7.62%	11/30/28	1,150	1,267,760

			1,700,097

Computer Software & Services — 0.3%
Oracle Corp., Unsecured Notes 5.25%(j)	01/15/16	1,805	1,776,243

Energy & Utilities — 0.2%
Florida Power & Light Co., First Mortgage Bonds 5.90%	03/01/33	175	174,617
Florida Power Corp., First Mortgage Bonds
6.65%	07/15/11	960	1,012,746
4.95%	06/01/35	600	534,606

			1,721,969

Entertainment & Leisure — 0.6%
Comcast Corp., Senior Unsecured Bonds 6.50%	11/15/35	475	478,308
Comcast Corp., Senior Unsecured Notes 7.05%	03/15/33	315	337,311
TCI Communications Inc., Senior Debentures 7.88%	02/15/26	790	889,773
TCI Communications Inc., Senior Notes 7.12%	02/15/28	620	652,680
Time Warner Cos., Inc., Senior Debentures
9.15%	02/01/23	535	655,434
8.38%	03/15/23	500	577,437
7.57%	02/01/24	750	811,677

			4,402,620

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

88

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance — 4.7%
Associates Corp. N.A., Senior Notes 6.25%	11/01/08	$690	$703,896
BAE Systems Holdings, Inc., Unsecured Notes 5.20%(c)	08/15/15	710	681,344
The Bear Stearns & Co., Inc., Notes 4.55%	06/23/10	750	733,439
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.38%	10/15/08	1,925	1,860,436
4.13%	01/15/10	215	209,066
General Electric Capital Corp., Unsecured Notes
5.55%(d)	01/15/08	10,250	10,257,175
4.12%	09/01/09	1,515	1,478,034
5.00%	11/15/11	5,205	5,164,208
Household Finance Corp., Senior Unsecured Notes 6.50%	11/15/08	1,615	1,655,538
Morgan Stanley, Senior Notes
5.44%(d)	03/07/08	5,920	5,924,085
5.63%(j)	01/09/12	700	709,070
Morgan Stanley, Senior Unsecured Notes 6.75%	04/15/11	625	660,772
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	1,690	1,674,660
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(c)(k)	07/31/07	1,725	1,704,007
Nationwide Building Society (United Kingdom), Unsecured Notes 4.25%(c)(k)	02/01/10	90	87,284
USAA Capital Corp., Senior Unsecured Notes 4.00%(c)	12/10/07	920	907,801

			34,410,815

Insurance — 1.1%
Allstate Financial Global Funding, Unsecured Notes 5.25%(c)	02/01/07	1,150	1,149,298
ASIF Global Financing, Unsecured Notes 3.90%(c)	10/22/08	285	277,744
MetLife, Inc., Senior Unsecured Notes 6.38%	06/15/34	350	370,957
Monumental Global Funding II, Unsecured Notes 2.80%(c)	07/15/08	2,480	2,374,206
New York Life Global Funding, Unsecured Notes 3.88%(c)	01/15/09	775	753,100
Sun Life of Canada Capital Trust (Canada), Capital Securities 8.53%(c)(k)	05/29/49	1,070	1,130,070
TIAA Global Markets, Senior Unsecured Notes 4.12%(c)	11/15/07	1,850	1,827,739
WellPoint, Inc., Unsecured Notes 5.85%	01/15/36	370	358,878

			8,241,992

Manufacturing — 0.2%
Belvoir Land LLC Class II, Unsecured Notes 5.40%(c)	12/15/47	1,175	1,082,680

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes 4.05%	06/04/08	150	146,206

Oil & Gas — 0.5%
Consolidated Natural Gas Co., Senior Unsecured Notes 5.38%	11/01/06	1,850	1,849,482
Texaco Capital, Inc., Debentures 8.88%	09/01/21	1,350	1,799,921

			3,649,403

Pharmaceuticals — 0.1%
Wyeth, Unsecured Notes 5.50%	02/15/16	950	949,242

Real Estate — 0.3%
Prologis, Unsecured Notes 5.50%	04/01/12	370	369,204
The Rouse Co., Unsecured Notes 3.62%	03/15/09	1,615	1,524,757

			1,893,961

Retail Merchandising — 0.1%
Federated Department Stores, Senior Debentures 6.79%	07/15/27	320	322,088
May Department Stores Co., Debentures 7.88%	03/01/30	220	248,611
May Department Stores Co., Senior Debentures 8.50%	06/01/19	300	353,475

			924,174

Telecommunications — 0.8%
AT&T Broadband Corp., Unsecured Notes 8.38%	03/15/13	1,195	1,363,120
BellSouth Telecommunications, Debentures 6.40%(l)	12/15/35	900	447,331
GTE Corp., Debentures 6.94%	04/15/28	150	155,357
New England Telephone & Telegraph Co., Debentures 7.88%	11/15/29	200	217,070
SBC Communications, Inc., Unsecured Notes 4.21%(c)	06/05/21	3,000	2,975,160

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

89

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Telecommunications (Continued)
Sprint Capital Corp., Senior Unsecured Notes 8.75%	03/15/32	$365		$445,117

				5,603,155

Yankee — 3.3%
AID-Israel (Israel), Unsecured Notes 5.50%(k)	09/18/23	5,000		5,159,200
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes 8.75%(k)	06/15/30	590		720,797
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(k)	01/15/08	3,770		3,686,344
National Landeskreditbank Baden-Wurttemberg (Germany), Unsecured Notes 4.25%(k)	09/15/10	2,800		2,735,432
Pemex Finance Ltd. (Luxembourg), Senior Unsecured Notes 9.03%(k)	02/15/11	3,155		3,382,255
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds 6.80%(k)	12/29/49	1,000		1,003,800
Suncor Energy, Inc. (Canada) 5.95%(k)	12/01/34	70		71,265
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
6.00%(k)	09/30/34	175		156,460
7.20%(k)	07/18/36	650		668,067
Telecom Italia Capital (Luxembourg), Unsecured Notes 5.25%(k)	10/01/15	1,000		926,606
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(k)	06/20/16	600		617,296
7.05%(k)	06/20/36	500		527,663
Telefonica Europe BV (Netherlands), Senior Unsecured Notes 7.75%(k)	09/15/10	475		512,805
Tyco International Group SA (Luxembourg), Senior Unsecured Notes 6.75%(k)	02/15/11	575		607,285
United Mexican States (Mexico), Senior Unsecured Notes 6.75%(k)	09/27/34	725		769,588
United Mexican States (Mexico), Unsecured Bonds 11.50%(k)	05/15/26	95		150,432
United Mexican States (Mexico), Unsecured Notes 7.50%(k)	04/08/33	70		80,745
Vodafone Group PLC (United Kingdom), Unsecured Notes
5.46%(d)(k)	12/28/07	2,715		2,715,535
5.00%(k)	12/16/13	90		86,350

				24,577,925

TOTAL CORPORATE BONDS (Cost $148,358,780)				147,452,672

TAXABLE MUNICIPAL BONDS — 1.1%
Los Angeles County California Pension Obligation Revenue Bonds, Series 95, Class D 6.97%	06/30/08	7,355		7,576,606
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Hawaii Housing Privatization Project), Series 04-A, Class 1 6.19%	04/01/49	750		799,155

TOTAL TAXABLE MUNICIPAL BONDS (Cost $8,105,000)				8,375,761

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 2.4%
French Treasury Bills (EUR) 2.88%(m)	10/05/06	6,163		7,811,187
Galileo Money Market Fund		10,000		10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $17,848,894)				17,811,187

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16 (Cost $596,918)		980	(n)	650,936

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15 (Cost $596,918)		980	(n)	588,951

TOTAL MARKET VALUE OF SECURITIES BEFORE INVESTMENTS IN AFFILIATES — 122.8% (Cost $909,583,238)				906,107,109

		PAR (000)
INVESTMENTS IN AFFILIATES - LONG TERM — 0.4%
Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A 5.44%(d) (Cost $2,829,275)	09/25/36	2,829		2,829,889

		NUMBER OF SHARES
INVESTMENTS IN AFFILIATES - SHORT TERM — 0.3%
Institutional Money Market Trust(o) (Cost $2,576,100)		2,576,100		2,576,100

TOTAL INVESTMENTS IN SECURITIES — 123.5% (Cost $914,988,613(a))				911,513,098

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

90

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (Concluded)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS — (11.1)%
Federal Home Loan Mortgage Corp. Gold TBA 4.50%	10/01/21	$(5,400)		$(5,200,875)
Federal National Mortgage Assoc. TBA
5.50%	10/21-10/36	(43,800)		(43,315,500)
6.00%	10/21-10/36	(17,100)		(17,175,875)
5.00%	10/01/36	(8,000)		(7,687,504)
6.50%	10/01/36	(8,000)		(8,145,000)

TOTAL MORTGAGE PASS-THROUGHS TBA SALE COMMITMENTS (Proceeds $81,328,505)				(81,524,754)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(960	)(n)	(257,607)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(1,000	)(n)	(538,940)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(877	)(n)	(66,371)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(2,330	)(n)	(156,343)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $2,173,739)				(1,019,261)

PUT OPTIONS WRITTEN — 0.0%
December 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 11/21/06 (Premiums received $17,061)		(73)		(18,250)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(960	)(n)	(257,606)
Citibank, Strike Rate 5.670%, Expires 01/04/10		1,000	)(n)	(299,860)
Deutsche Bank, Strike Rate 5.020%, Expires 01/29/07		(877	)(n)	(164,122)
Union Bank, Strike Rate 4.730%, Expires 06/13/07		(2,330	)(n)	(918,952)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $2,173,739)				(1,640,540)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.4)%				(2,576,100)

LIABILITIES IN EXCESS OF OTHER ASSETS — (11.7)%				(86,669,543)

TOTAL NET ASSETS — 100.0%				$738,064,650

(a)	Cost for federal income tax purposes is $915,081,764. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,896,339
Gross unrealized depreciation	(7,465,005)

$(3,568,666)

(b)	Rates shown are the effective yields as of September 30, 2006.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 7.1% of its net assets, with a current market value of $52,392,254, in securities restricted as to resale.

(d)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(e)	Securities, or a portion thereof, with a market value of $2,193,664 have been pledged as collateral for swap and swaption contracts.

(f)	Securities, or a portion thereof, subject to financing transactions.

(g)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $8,429,355 which represents 1.1% of net assets.

(h)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.5% of its net assets, with a current market value of $3,322,150 in these securities.

(i)	Securities, or a portion thereof, pledged as collateral with a value of $3,534,933 on 300 long U.S. Treasury Note futures contracts, 488 long U.S. Treasury Bond futures contracts and 1,195 short U.S Treasury Note futures contracts expiring December 2006 and 158 short Euro-dollar futures contracts expiring June 2007. The value of such contracts on September 30, 2006 was $250,883,253, with an unrealized gain of $586,233 (including commissions of $4,223).

(j)	Total or partial securities on loan.

(k)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(l)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2006.

(m)	The rate shown is the effective yield at the time of purchase.

(n)	Each swaption contract is equivalent to $10,000 notional amount.

(o)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

91

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
FOREIGN BONDS — 71.9%
Australia — 0.4%
Government of Australia Bonds (AUD) 5.75%	06/15/11	$3,755	$2,805,266

Austria — 2.1%
Republic of Austria Government Bonds (EUR) 5.00%	07/15/12	10,250	13,893,864

Belgium — 2.5%
Kingdom of Belgium (EUR)
5.75%	03/28/08	8,500	11,101,920
3.75%	03/28/09	4,250	5,407,552

			16,509,472

Canada — 5.3%
Government of Canada Bonds (CND)
5.25%	06/01/12	17,390	16,599,029
4.00%	06/01/16	8,300	7,424,147
5.75%	06/01/33	375	425,743
Province of Ontario, Notes (CND) 4.50%	03/08/15	3,600	3,284,994
Royal Bank of Canada, Senior Unsecured Notes (GBP) 4.62%	12/07/10	3,830	7,011,382

			34,745,295

Denmark — 3.5%
Kingdom of Denmark (DKK) 7.00%	11/10/24	46,445	11,012,722
Nykredit Denmark (DKK) 4.16%(b)	10/01/38	20,195	3,332,135
Realkredit Denmark (DKK) 3.91%(b)	10/01/38	50,528	8,339,922

			22,684,779

Finland — 4.6%
Finnish Government Bonds (EUR)
3.00%	07/04/08	13,050	16,391,724
4.25%	07/04/15	10,385	13,741,185

			30,132,909

France — 4.2%
France Government Bonds (EUR)
4.25%	04/25/19	2,525	3,346,816
5.75%	10/25/32	5,800	9,498,023
French Treasury Notes (EUR) 3.00%	07/08-01/10	11,050	13,796,505
Reseau Ferre de France, Unsecured Notes (GBP) 5.50%	12/01/21	600	1,202,752

			27,844,096

Germany — 5.9%
Bundesrepublic Deutschland (EUR)
6.25%	01/04/24	6,660	10,935,994
5.50%	01/04/31	195	307,206
4.75%	07/04/34	17,485	25,257,368
4.00%	01/04/37	1,600	2,064,006

			38,564,574

Ireland — 2.7%
Irish Treasury Notes (EUR) 3.25%	04/18/09	14,000	17,604,874

Italy — 4.0%
Buoni Poliennali Del Tesoro (EUR)
5.00%	02/01/12	6,500	8,741,919
4.25%	02/01/15	13,350	17,381,019

			26,122,938

Japan — 7.1%
Development Bank of Japan (JPY) 1.70%	09/20/22	401,000	3,206,303
Japan Finance Corp. (GBP) 5.75%	08/09/19	2,860	5,811,271
Japan Government Bonds (JPY)
1.33%(b)	01/20/21	1,351,000	11,230,370
2.20%	06/20/26	1,829,000	15,655,172
2.50%	09/20/35	750,000	6,421,460
Japan Government, Treasury Inflation Protected Notes (JPY) 0.50%	06/10/15	479,000	3,909,325

			46,233,901

Netherlands — 4.2%
Netherland Government Bonds (EUR)
5.75%	02/15/07	1,845	2,357,948
2.50%	01/15/08	10,500	13,130,692
4.25%	07/15/13	7,400	9,718,312
3.75%	01/15/23	1,950	2,433,810

			27,640,762

New Zealand — 0.6%
International Bank Reconstruction and Development (NZD) 7.49%(c)	08/20/07	6,620	4,046,644

Poland — 1.0%
Poland Government Bonds (PLN) 5.75%	03/24/10	20,475	6,627,986

Portugal — 0.6%
Portugal Government Bonds (EUR) 4.38%	06/16/14	2,950	3,889,080

Singapore — 1.8%
Singapore Government Bonds (SGD) 3.50%	07/01/12	18,250	11,719,413

Spain — 4.3%
Bonos y Obligation del Estado (EUR)
6.00%	01/31/08	1,650	2,155,853
4.00%	01/31/10	8,300	10,657,250
5.75%	07/30/32	5,895	9,610,537
Kingdom of Spain (EUR) 5.00%	07/30/12	4,155	5,631,308

			28,054,948

Sweden — 6.4%
AB Spintab, Notes (EUR) 4.38%	04/20/09	1,780	2,288,059
Swedish Government Bonds (SEK) 5.25%	03/15/11	270,000	39,355,895

			41,643,954

Switzerland — 0.3%
European Investment Bank (CHF) 2.00%	08/29/16	2,440	1,861,932

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

92

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
FOREIGN BONDS (Continued)
United Kingdom — 10.4%
BP Capital Markets PLC, Senior Unsecured Notes (GBP) 5.12%	12/07/08	$1,345	$2,509,566
Network Rail Infrastructure Finance, Senior Secured Notes (GBP) 4.88%	11/27/15	1,630	3,057,850
Royal Bank of Scotland PLC (GBP) 5.50%(b)	12/03/49	690	1,289,465
United Kingdom Treasury Bonds (GBP)
4.25%	03/11-03/36	7,165	13,411,243
8.00%	06/07/21	2,000	5,153,814
5.00%	03/07/25	1,440	2,920,120
United Kingdom Treasury Notes (GBP)
4.00%	03/07/09	20,340	37,359,129
5.00%	03/07/12	1,225	2,328,989

			68,030,176

TOTAL FOREIGN BONDS (Cost $455,214,895)			470,656,863

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.7%
U.S. Treasury Bonds 6.25%(d)	08/15/23	2,825	3,279,870
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	3,130	3,077,511
U.S. Treasury Inflation Protected Notes 2.50%	07/15/16	2,925	3,006,085
U.S. Treasury Notes
5.12%(d)	05/15/16	2,735	2,837,136
4.88%	08/15/16	12,085	12,313,479

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $24,479,417)			24,514,081

MORTGAGE PASS-THROUGHS — 0.9%
Federal Home Loan Mortgage Corp. ARM 4.62%(b) (Cost $6,048,684)	02/01/35	6,036	5,941,871

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2 6.50%	04/15/36	3,532	3,681,463
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3 4.56%	11/10/41	2,470	2,397,925
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4 5.04%(b)	11/10/42	4,320	4,291,315
Bear Stearns Mortgage Trust, Series 04-13, Class A1 5.70%(b)	11/25/34	3,028	3,028,695
Federal Home Loan Mortgage Corp., Series 232 (IO) 5.00%(c)	08/01/35	7,644	1,894,253
Federal Home Loan Mortgage Corp., Series 3204, Class C 5.50%	04/15/29	5,294	5,292,788
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3 5.86%	10/12/35	4,530	4,650,679
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2 7.37%	08/15/26	1,800	1,920,288
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4 4.51%	12/15/29	3,825	3,708,123

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,508,815)			30,865,529

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.3%
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6 4.82%	11/11/41	1,015	981,779
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2 6.03%	03/15/08	2,414	2,429,974
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2 4.94%	12/15/35	5,655	5,557,901
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2 7.46%	08/16/33	1,802	1,920,658
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4 4.76%	07/10/39	2,150	2,067,661
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 04-CBX, Class A4 4.53%	01/12/37	2,700	2,615,193
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3 3.75%(b)	11/25/33	5,663	5,595,580
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2 6.53%	03/15/31	675	690,890

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $22,312,020)			21,859,636

ASSET BACKED SECURITIES — 5.3%
Chase Issuance Trust, Series 04-A9, Class A9 3.22%	06/15/10	3,450	3,382,725
Citibank Credit Card Issuance Trust, Series 03-A6, Class A6 2.90%	05/17/10	1,375	1,328,594
Citibank Credit Card Issuance Trust, Series 04, Class A4 3.20%(b)(e)	08/24/09	3,175	3,119,057
Ford Credit Auto Owner Trust, Series 05-C, Class A3 4.30%	08/15/09	6,300	6,234,158

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

93

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)		VALUE
ASSET BACKED SECURITIES (Continued)
Ford Credit Auto Owner Trust, Series 06-A, Class A3 5.07%	03/15/10	$5,125		$5,121,464
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4 4.76%	06/10/36	740		728,611
Student Loan Marketing Assoc. Student Loan Trust, Series 99-3, Class A2 5.64%(b)	07/25/12	361		361,767
Student Loan Marketing Assoc. Student Loan Trust, Series 03-7 (GBP) 5.15%	09/15/39	1,280		2,419,847
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A2 5.48%	07/25/16	5,737		5,740,235
USAA Auto Owner Trust, Series 06-2, Class A4 5.37%	02/15/12	6,375		6,439,213

TOTAL ASSET BACKED SECURITIES (Cost $34,752,727)				34,875,671

CORPORATE BONDS — 3.5%
Citigroup, Inc., Unsecured Bonds (JPY) 2.24%	12/09/22	200,000		1,634,758
General Electric Capital Corp., Senior Unsecured Bonds (NZD) 6.62%	02/04/10	5,925		3,807,613
General Electric Capital Corp., Senior Unsubordinated Notes (NZD) 6.50%	09/28/15	5,245		3,350,366
Pemex Project Funding Master Trust, Unsecured Notes 5.75%	12/15/15	480		468,000
Rabobank Nederland, Senior Notes 5.49%(b)(f)	04/06/09	12,200		12,200,000
Washington Mutual, Covered Secured Mortgage Notes 4.00%	09/27/16	1,100		1,397,719

TOTAL CORPORATE BONDS (Cost $23,748,646)				22,858,456

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.1%
Federal Home Loan Bank, Discount Notes 5.05%(d)(g)	10/20/06	1,200		1,196,802
Galileo Money Market Fund		5,700		5,699,697

TOTAL SHORT TERM INVESTMENTS (Cost $6,896,499)				6,896,499

		NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.0%
Euro Currency versus Czech Koruna, Strike Price $28.50, Expires 03/13/07 (EUR)		6,023,000		$61,864
U.S. Dollar versus Korean Won, Strike Price $995.00, Expires 03/22/07		12,410,000		11,913

TOTAL CALL OPTIONS PURCHASED (Cost $122,829)				73,777

CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		880	(h)	584,513
Morgan Stanley, Strike Rate 7.250%, Expires 12/18/06		2,500	(h)	58

TOTAL CALL SWAPTIONS PURCHASED (Cost $560,805)				584,571

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		880	(h)	528,854
Deutsche Bank Alex. Brown, Strike Rate 9.500%, Expires 06/07/12		2,500	(h)	25,880

TOTAL PUT SWAPTIONS PURCHASED (Cost $588,815)				554,734

TOTAL INVESTMENTS IN SECURITIES — 94.6% (Cost $606,234,152(a))				619,681,688

CALL SWAPTIONS WRITTEN — 0.0%
Union Bank, Strike Rate 4.730%, Expires 06/13/07 (Premiums received $1,029,525)		(2,650	)(h)	(177,815)

PUT SWAPTIONS WRITTEN — (0.2)%
Union Bank, Strike Rate 4.730%, Expires 06/13/07 (Premiums received $1,029,525)		(2,650	)(h)	(1,045,160)

OTHER ASSETS IN EXCESS OF LIABILITIES — 5.6%				36,351,119

NET ASSETS — 100.0%				$654,809,832

(a)	Cost for federal income tax purposes is $606,777,066. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$17,341,664
Gross unrealized depreciation	(4,437,042)

$12,904,622

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

94

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Rates shown are the effective yields as of September 30, 2006.

(d)	Securities, or a portion thereof, with a market value of $3,051,462 have been pledged as collateral for swap and swaption contracts.

(e)	Securities, or a portion thereof, pledged as collateral with a value of $3,119,057 on 1,776 short U.S. Treasury Note futures contracts, 58 short U.S. Treasury Bond futures contracts, 132 short Euro-Bobl futures contracts, 215 long Euro-Bund futures contracts, 42 short Canada Government Bond futures contracts, 33 short Gilt British futures contracts, 31 short Japan Government Bond futures contracts and 251 long Euro-Schatz futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $358,789,608, with an unrealized loss of $1,376,744 (including commissions of $4,465).

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 1.9% of its net assets, with a current market value of $12,200,000, in securities restricted as to resale.

(g)	The rate shown is the effective yield at the time of purchase.

(h)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

95

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 0.6%
American Tower Corp. - Class A(b)	475	$17,338
Critical Care Systems International, Inc.(c)	570,169	3,991,184
Freedom Pay, Inc.(c)	314,534	3,145
HCI Direct, Inc., Class A(b)(c)	242,857	2,185,713
Mach Gen LLC(b)(c)	202	0
Massey Energy Co.(b)(d)	4,583	95,968
Mattress Discounters Corp.(b)(c)	22,488	0
Mirant Corp.(b)	37,119	1,013,716
Phase Metrics, Inc.(b)(c)	842,908	16,858
Reunion Industries, Inc.(b)	8,341	4,421

TOTAL COMMON STOCKS (Cost $19,799,246)		7,328,343

PREFERRED STOCKS — 0.2%
Adelphia Business Solutions, Inc., Series B 3.22%(b)	2,200	0
Ion Media Networks, Inc. 14.25%(e)	21	176,621
Mach Gen LLC 0.00%(b)	814	109,890
New York Community Capital Trust V 6.00%	45,000	2,121,750
Superior Essex Holdings Corp. 9.50%	176,985	141,588

TOTAL PREFERRED STOCKS (Cost $4,283,217)		2,549,849

WARRANTS — 0.0%
ATEP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $.01)(b)(c)	136	0
ATH Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $.01)(b)(c)	136	0
ATPP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $.01)(b)(c)	136	26,119
ATPR Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $.01)(b)(c)	136	0
DIVA Systems Corp. (issued 02/19/98, expiring 03/01/08, strike price $0.01)(b)(f)(g)	4,500	0
Mattress Discounters Co. (issued 08/03/99, expiring 07/15/07, strike price $.01)	1,500	2
Ubiquitel, Inc. (issued 04/11/00 expiring 04/15/10, strike price $22.74)(b)(f)(g)	3,000	0

TOTAL WARRANTS (Cost $142,414)		26,121

	MATURITY	PAR (000)
ASSET BACKED SECURITIES — 0.1%
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B 6.80% (Cost $1,344,570)	08/02/18	$1,494	1,423,195

CORPORATE BONDS — 81.0%
Advertising — 0.4%
R.H. Donnelley Corp., Senior Unsecured Notes 8.88%	01/15/16	5,280	5,313,000

Aerospace — 1.2%
AAR Corp., Senior Unsecured Notes
6.88%	12/15/07	1,495	1,502,475
8.39%(c)(f)	05/15/11	3,850	3,888,500
Sequa Corp., Senior Unsecured Notes 9.00%	08/01/09	1,975	2,091,031
Standard Aero Holdings, Inc., Senior Subordinated Notes 8.25%(d)	09/01/14	7,465	7,203,725

			14,685,731

Air Transportation — 0.3%
American Airlines, Inc., Pass-Through Certificates, Series 99-1 7.32%	10/15/09	1,375	1,347,500
Northwest Airlines, Inc., Senior Unsecured Notes 10.00%(d)(h)	02/01/09	4,500	2,418,750

			3,766,250

Broadcasting — 3.9%
Adelphia Communications Corp., Senior Notes
0.00%(h)(i)	12/31/49	625	618,750
10.50%(d)(h)	12/31/49	2,000	1,240,000
Adelphia Communications Corp., Senior Unsecured Notes
11.88%(d)(h)	09/15/07	500	620,000
10.88%(h)	10/01/10	475	294,500
Cablevision Systems Corp., Senior Unsecured Notes 9.62%(j)	04/01/09	7,835	8,334,481
Charter Communications Holdings II LLC, Senior Unsecured Notes 10.25%(d)	09/15/10	5,845	5,932,675
Charter Communications Holdings II LLC, Unsecured Notes 10.25%	09/15/10	2,910	2,975,475
Charter Communications Holdings LLC, Senior Unsecured Notes 8.00%(f)	04/30/12	1,825	1,838,688
Echostar DBS Corp., Senior Notes
6.38%	10/01/11	2,550	2,483,062
7.00%(f)	10/01/13	2,250	2,205,000
Echostar DBS Corp., Senior Unsecured Notes
8.76%(j)	10/01/08	1,585	1,600,850
7.12%(f)	02/01/16	2,475	2,391,469
Lamar Media Corp., Senior Subordinated Notes 6.62%(f)	08/15/15	1,650	1,577,812
Nexstar Finance, Inc., Senior Subordinated Notes 7.00%	01/15/14	400	364,000
Rainbow National Services LLC, Senior Subordinated Notes 10.38%(f)	09/01/14	7,395	8,263,912
Rogers Cable, Inc., Senior Secured Notes 6.75%	03/15/15	640	643,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Broadcasting (Continued)
Sinclair Broadcast Group, Inc., Senior Subordinated Notes 4.88%(j)	07/15/18	$1,285	$1,142,044
Young Broadcasting, Inc., Senior Subordinated Notes 10.00%	03/01/11	4,405	4,113,169

			46,639,087

Business Services — 1.6%
DI Finance/Dyncorp International, Senior Subordinated Notes 9.50%	02/15/13	7,502	7,764,570
Service Corp. International, Senior Unsecured Notes 7.70%	04/15/09	2,475	2,604,938
UGS Corp., Senior Subordinated Notes 10.00%	06/01/12	7,635	8,245,800

			18,615,308

Chemicals — 3.8%
Airgas, Inc., Senior Subordinated Notes 9.12%	10/01/11	1,240	1,292,700
Airgas, Inc., Senior Unsecured Notes 6.25%	07/15/14	614	573,323
BCI US Finance Borden 2, Senior Secured Notes 11.01%(f)(j)	07/15/10	1,120	1,142,400
BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes 9.62%	06/15/14	1,046	1,132,295
Chemtura Corp., Unsecured Notes 6.88%	06/01/16	1,690	1,666,763
Equistar Chemicals LP, Senior Unsecured Notes
10.12%	09/01/08	3,225	3,426,562
8.75%(d)	02/15/09	1,215	1,257,525
10.62%	05/01/11	1,635	1,753,538
Georgia Gulf Corp., Senior Notes 9.50%(f)	10/15/14	4,270	4,248,650
Hercules, Inc., Senior Debentures 6.60%	08/01/27	640	632,800
Huntsman LLC, Senior Secured Notes 11.62%	10/15/10	1,971	2,177,955
Huntsman LLC, Senior Unsecured Notes 11.50%	07/15/12	1,114	1,267,175
IMC Global, Inc., Senior Unsecured Notes 10.88%	06/01/08	1,505	1,604,706
Innophos, Inc., Senior Unsecured Notes 8.88%	08/15/14	4,625	4,590,312
Lyondell Chemical Co., Senior Secured Notes 11.12%	07/15/12	495	541,406
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	3,020	3,057,750
8.25%(j)	09/15/16	5,400	5,481,000
Millenium America, Inc., Senior Unsecured Notes 9.25%	06/15/08	2,000	2,060,000
Nova Chemicals Corp., Senior Unsecured Notes
6.50%	01/15/12	1,205	1,137,219
8.40%(j)	11/15/13	5,840	5,956,800

			45,000,879

Computer Software & Services — 1.2%
DRS Technologies, Inc., Senior Subordinated Notes 6.88%	11/01/13	500	493,750
Juniper Networks, Inc., Senior Unsecured Notes 3.66%(k)	06/15/08	1,260	1,307,250
Seagate Technology HDD Holdings, Senior Unsecured Notes 6.80%	10/01/16	1,390	1,383,050
SS&C Technologies, Inc., Senior Subordinated Notes 11.75%	12/01/13	1,885	1,983,962
Sungard Data Systems, Inc., Senior Unsecured Notes 9.97%(j)	08/15/13	2,530	2,624,875
UGS Capital Corp. II., Senior Unsecured Notes 10.38%(f)(j)	06/01/11	1,880	1,908,200
Xerox Corp., Senior Unsecured Notes
7.62%	06/15/13	250	262,500
6.40%	03/15/16	4,265	4,243,675
6.75%	02/01/17	470	477,050

			14,684,312

Construction — 2.6%
Armstrong World Industries, Inc., Senior Notes
6.35%(d)(h)	12/31/49	2,843	1,833,735
6.50%(d)(h)(j)	12/31/49	2,956	1,906,620
Beazer Homes USA, Inc., Senior Unsecured Notes 8.62%	05/15/11	580	587,250
Compression Polymers Holdings Corp., Senior Unsecured Notes 10.50%(d)	07/01/13	2,450	2,486,750
D.R. Horton, Inc., Senior Unsecured Notes 6.88%(d)	05/01/13	1,300	1,327,235
Dayton Superior Corp., Senior Secured Notes 10.75%	09/15/08	1,640	1,689,200
K. Hovnanian Enterprises, Inc., Senior Unsecured Notes 10.50%	10/01/07	2,000	2,085,000
Nortek, Inc., Senior Subordinated Notes 8.50%(d)	09/01/14	6,605	6,241,725
North American Energy Partners, Inc., Senior Secured Notes 9.00%	06/01/10	6,450	7,030,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

97

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Construction (Continued)
North American Energy Partners, Inc., Senior Unsecured Notes 8.75%	12/01/11	$5,520	$5,533,800

			30,721,815

Containers — 1.9%
Ball Corp., Senior Unsecured Notes 6.62%	03/15/18	655	643,537
Berry Plastics Holding Corp., Secured Notes
8.88%(f)	09/15/14	6,795	6,828,975
9.26%(d)(f)(j)	09/15/14	1,630	1,638,150
Concentra Operating Corp., Senior Subordinated Notes 9.12%	06/01/12	2,145	2,246,888
Crown Holdings, Inc., Debentures 8.00%	04/15/23	1,195	1,141,225
Crown Holdings, Inc., Senior Debentures 7.38%	12/15/26	920	841,800
Impress Holdings BV, Secured Notes 8.51%(d)(f)(j)	09/15/13	4,950	4,961,682
Pregis Corp., Senior Subordinated Notes 12.38%(f)	10/15/13	4,290	4,472,325

			22,774,582

Electronics — 0.2%
Condor Systems, Inc., Senior Subordinated Notes, Series B 11.88%(h)	05/01/09	1,500	0
L-3 Communications Corp., Senior Subordinated Notes 5.88%	01/15/15	2,000	1,900,000

			1,900,000

Energy & Utilities — 6.4%
AES Eastern Energy LP, Pass Through Certificates, Series 99-B 9.67%	01/02/29	500	605,000
AES Eastern Energy LP, Pass-Through Certificates 9.00%	01/02/17	3,371	3,699,578
AES Ironwood LLC, Senior Secured Notes 8.86%	11/30/25	3,798	4,168,331
AES Red Oak LLC, Senior Secured Notes
8.54%	11/30/19	2,795	2,962,541
9.20%	11/30/29	2,135	2,370,490
CCM Merger, Inc., Senior Unsecured Notes 8.00%(f)	08/01/13	2,060	1,977,600
CE Generation LLC, Senior Notes 7.42%	12/15/18	3,222	3,335,073
Centerpoint Energy, Inc., Senior Unsecured Notes 7.25%	09/01/10	505	533,869
Citizens Communications Co., Senior Unsecured Notes 6.25%	01/15/13	11,075	10,770,437
CMS Energy Corp., Senior Notes 7.50%	01/15/09	740	762,200
CMS Energy Corp., Senior Unsecured Notes 7.75%	08/01/10	1,405	1,475,250
Copano Energy LLC, Senior Unsecured Notes 8.12%	03/01/16	1,260	1,275,750
Edison Mission Energy, Senior Unsecured Notes 7.50%(f)	06/15/13	1,365	1,378,650
Elwood Energy LLC, Senior Secured Notes 8.16%	07/05/26	6,799	7,224,074
FPL Energy National Wind, Senior Secured Notes 6.12%(f)	03/25/19	588	578,599
Homer City Funding LLC, Senior Secured Notes 8.73%	10/01/26	1,180	1,321,690
Midwest Generation LLC, Pass-Through Certificates 8.56%	01/02/16	3,540	3,760,774
Mirant America Corp., Escrow Bonds 0.00%(d)(f)(g)(h)(l)	12/31/49	5,150	51,500
Mirant Americas Generation LLC, Escrow Bonds 0.00%(d)(f)(h)(l)	12/31/49	1,215	12,150
Mirant Americas Generation LLC, Senior Unsecured Notes 9.12%	05/01/31	755	768,212
Mirant Americas Generation, Inc., Senior Unsecured Notes 8.30%	05/01/11	5,045	5,051,306
Mirant Mid-Atlantic LLC, Pass Through Certificates 9.12%	06/30/17	1,221	1,390,448
Mission Energy Holding Co., Senior Secured Notes 13.50%	07/15/08	3,885	4,341,488
NRG Energy, Inc., Senior Unsecured Notes 7.38%	02/01/16	3,105	3,085,594
Orion Power Holdings, Inc., Senior Unsecured Notes 12.00%	05/01/10	6,100	6,923,500
Reliant Energy, Inc., Senior Secured Notes
9.25%	07/15/10	1,365	1,412,775
6.75%	12/15/14	2,955	2,807,250
Sithe Independence Funding Corp., Notes 9.00%(i)	12/30/13	1,535	1,653,533
Tenaska Alabama Partners LP, Senior Secured Notes 7.00%	06/30/21	8	7,511

			75,705,173

Entertainment & Leisure — 4.1%
AMC Entertainment, Inc., Senior Subordinated Notes 9.50%	02/01/11	450	449,437

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

98

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
American Casino & Entertainment Properties LLC, Senior Secured Notes 7.85%	02/01/12	$1,855	$1,892,100
Cinemark, Inc., Senior Unsecured Notes 4.63%(k)	03/15/14	2,090	1,666,775
Gaylord Entertainment Co., Senior Unsecured Notes 8.00%	11/15/13	400	404,500
Greektown Holdings LLC, Senior Notes 10.75%(f)	12/01/13	2,870	3,027,850
Lazydays RV Center, Inc., Senior Notes 11.75%	05/15/12	4,520	4,271,400
Lin Television Corp., Senior Subordinated Notes 6.50%	05/15/13	1,050	979,125
MGM Mirage, Inc., Senior Notes 6.00%	10/01/09	3,560	3,515,500
MGM Mirage, Inc., Senior Unsecured Notes 6.75%	09/01/12	825	811,594
Mohegan Tribal Gaming Authority, Senior Unsecured Notes 6.12%	02/15/13	1,790	1,747,487
Park Place Entertainment, Senior Subordinated Notes 8.12%	05/15/11	1,475	1,550,594
Pokagon Gaming Authority, Senior Unsecured Notes 10.38%(f)	06/15/14	3,395	3,619,919
Riddell Bell Holdings, Inc., Senior Subordinated Notes 8.38%	10/01/12	2,235	2,201,475
Seneca Gaming Corp., Senior Unsecured Notes 7.25%	05/01/12	6,570	6,541,775
Station Casinos, Inc., Senior Notes 6.00%	04/01/12	1,450	1,399,250
Station Casinos, Inc., Senior Subordinated Notes 6.62%	03/15/18	1,750	1,579,375
Steinway Musical Instruments, Inc., Senior Unsecured Notes 7.00%(f)	03/01/14	150	147,000
Virgin River Casino Corp., Senior Secured Notes 9.00%	01/15/12	4,020	4,080,300
Warner Music Group Corp., Senior Subordinated Notes 7.38%	04/15/14	3,020	2,955,825
Waterford Gaming LLC, Senior Unsecured Notes 8.62%(f)	09/15/12	2,997	3,173,074
Wynn Las Vegas LLC, First Mortgage Notes 6.62%	12/01/14	2,620	2,544,675

			48,559,030

Finance — 7.5%
Affinion Group, Inc., Senior Subordinated Notes 11.50%	10/15/15	1,200	1,224,000
Affinion Group, Inc., Senior Unsecured Notes 10.12%	10/15/13	3,215	3,375,750
Arch Western Finance, Senior Notes 6.75%(j)	07/01/13	825	794,063
Chukchansi Economic Development Authority, Unsecured Notes 8.78%(f)(j)	11/15/12	990	1,022,175
Chukchansi Economic Devolopment Authority, Senior Unsecured Notes 8.00%(f)	11/15/13	1,225	1,258,688
Compton Petroleum Finance Corp., Senior Notes 7.62%	12/01/13	3,480	3,358,200
Ford Motor Credit Co., Unsecured Notes
5.70%	01/15/10	730	674,408
9.96%(j)	04/15/12	690	722,017
FTI Consulting, Inc., Senior Unsecured Notes 7.75%(f)	10/01/16	2,455	2,479,550
General Motors Acceptance Corp., Senior Unsecured Notes 6.88%	09/15/11- 08/28/12	13,885	13,753,691
Hilcorp Energy/Finance, Senior Notes 10.50%(f)	09/01/10	2,107	2,267,659
IPayment, Inc., Senior Subordinated Notes
9.75%(f)	05/15/14	7,090	7,231,800
11.62%(f)	07/15/14	16,825	16,740,875
Jason, Inc., Second Lien Notes Certificates 15.00%(c)(e)(j)	12/15/07	1,655	1,654,677
Nell Af Sarl, Senior Unsecured Notes 8.38%(d)(f)	08/15/15	3,000	2,977,500
Nielsen Finance LLC, Senior Unsecured Notes
10.00%(f)	08/01/14	7,090	7,320,425
12.04%(f)(i)	08/01/16	6,060	3,552,675
Norcraft Finance Corp., Senior Subordinated Notes 9.00%	11/01/11	350	354,812
Nordic Telephone Co. Holding APS, Senior Unsecured Notes 8.88%(f)	05/01/16	8,655	9,098,569
Poster Financial Group, Inc., Senior Secured Notes 8.75%	12/01/11	1,780	1,860,100
TDS Investor Corp., Senior Subordinated Notes 11.88%(d)(f)	09/01/16	4,360	4,196,500
TDS Investor Corp., Senior Unsecured Notes 9.88%(f)	09/01/14	2,640	2,547,600
Zais Investment Grade Ltd. (Cayman Islands), Secured Notes 9.95%(e)(f)(m)	09/23/14	1,000	436,040

			88,901,774

Food & Agriculture — 0.8%
B&G Foods Holding Corp., Senior Notes 8.00%	10/01/11	2,170	2,224,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

99

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Food & Agriculture (Continued)
Gold Kist, Inc., Senior Notes 10.25%	03/15/14	$3,346	$3,864,630
Merisant Co., Senior Subordinated Notes 9.50%(d)(j)	07/15/13	5,570	3,564,800
Nebco Evans Holding Co., Senior Notes 17.25%(c)(h)(i)	07/15/07	800	0

			9,653,680

Insurance — 0.5%
Coventry Health Care, Inc., Senior Unsecured Notes
5.88%	01/15/12	990	984,199
6.12%	01/15/15	990	980,258
Crum & Forster Holdings Corp., Senior Notes 10.38%	06/15/13	1,815	1,860,375
Fairfax Financial Holdings Ltd., Senior Notes 6.88%	04/15/08	195	191,100
First Mercury Holdings, Senior Unsecured Notes 13.40%(f)(j)	08/15/12	1,800	1,857,006

			5,872,938

Leasing — 1.1%
Avis Budget Car Rental LLC, Senior Unsecured Notes
7.90%(f)(j)	05/15/14	1,240	1,215,200
7.75%(f)	05/15/16	1,965	1,901,137
Rent-A-Center, Senior Subordinated Notes 7.50%(d)	05/01/10	1,570	1,577,850
United Rentals N.A., Inc., Senior Subordinated Notes
7.75%(d)	11/15/13	3,340	3,289,900
7.00%(d)	02/15/14	3,270	3,098,325
1.88%	10/15/23	1,760	2,134,000

			13,216,412

Machinery & Heavy Equipment — 0.2%
JLG Industries, Inc., Senior Subordinated Notes 8.38%(d)	06/15/12	1,440	1,497,600
Terex Corp., Senior Subordinated Notes 7.38%	01/15/14	1,000	1,015,000

			2,512,600

Manufacturing — 6.6%
Argo Tech Corp., Senior Unsecured Notes 9.25%	06/01/11	1,790	1,861,600
California Steel Industries, Inc., Senior Unsecured Notes 6.12%	03/15/14	1,990	1,853,187
Delco Remy International, Inc., Senior Secured Notes 9.51%(d)(f)(j)	04/15/09	1,710	1,658,700
Delco Remy International, Inc., Senior Subordinated Notes 9.38%(f)(g)	04/15/12	700	309,750
Domtar, Inc., Senior Unsecured Notes
7.88%	10/15/11	4,710	4,686,450
7.12%	08/15/15	1,970	1,837,025
Erico International Corp., Senior Subordinated Notes 8.88%	03/01/12	5,425	5,628,438
General Cable Corp., Senior Unsecured Notes 9.50%	11/15/10	2,230	2,386,100
Gentek, Inc., Escrow Bonds 0.00%(l)	12/01/33	1,000	0
Goodman Global Holdings, Inc., Senior Subordinated Notes 7.88%(d)	12/15/12	1,820	1,733,550
Goodman Global Holdings, Inc., Senior Unsecured Notes 8.33%(d)(j)	06/15/12	830	839,338
Graftech International Ltd., Senior Debentures 1.62%	01/15/24	2,180	1,566,875
Hexcel Corp., Senior Subordinated Notes 6.75%	02/01/15	1,850	1,766,750
Invitrogen, Inc., Senior Unsecured Notes 2.00%	08/01/23	4,670	5,014,412
Jacuzzi Brands, Inc., Senior Secured Notes 9.62%	07/01/10	500	530,000
Keystone Automotive Operations, Inc., Senior Subordinated Notes 9.75%	11/01/13	2,280	2,143,200
Levi Strauss & Co., Senior Unsecured Notes 12.25%	12/15/12	3,760	4,192,400
Metaldyne Corp., Senior Unsecured Notes 10.00%(d)	11/01/13	2,775	2,802,750
Norcross Safety Products LLC, Senior Subordinated Notes 9.88%	08/15/11	3,650	3,832,500
Nutro Products, Inc., Senior Unsecured Notes 9.23%(f)(j)	10/15/13	4,240	4,361,900
Park-Ohio Industries, Inc., Senior Subordinated Notes 8.38%	11/15/14	2,995	2,725,450
RBS Global & Rexnord Corp., Senior Subordinated Notes
9.50%(f)	08/01/14	4,800	4,872,000
11.75%(f)	08/01/16	2,210	2,276,300
Russell Metals, Inc., Senior Subordinated Notes 6.38%	03/01/14	1,625	1,535,625
Smurfit-Stone Container Corp., Senior Unsecured Notes 9.75%	02/01/11	6,585	6,782,550
Stanadyne Corp., Senior Subordinated Notes 10.00%	08/15/14	3,115	3,146,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

100

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Manufacturing (Continued)
Stanadyne Holdings, Inc., Senior Unsecured Notes 15.90%(d)(i)	02/15/15	$5,455	$3,641,212
Texas Industries, Inc., Senior Unsecured Notes 7.25%	07/15/13	1,350	1,350,000
TRW Automotive, Inc., Senior Unsecured Notes 9.38%	02/15/13	3,200	3,408,000

			78,742,212

Medical & Medical Services — 1.7%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes 7.50%	08/15/13	2,820	2,883,450
Duloxetine Royalty, Senior Secured Notes 13.00%(g)	10/15/13	2,500	2,550,000
HCA, Inc., Unsecured Notes 5.50%	12/01/09	1,775	1,779,437
Healthsouth Corp., Senior Unsecured Notes
11.42%(f)(j)	06/15/14	2,665	2,718,300
10.75%(d)(f)	06/15/16	8,050	8,251,250
Tenet Healthcare Corp., Senior Unsecured Notes 6.88%	11/15/31	2,410	1,888,838

			20,071,275

Medical Instruments & Supplies — 0.4%
Universal Hospital Services, Inc., Senior Notes 10.12%	11/01/11	4,250	4,483,750

Metal & Mining — 1.9%
AK Steel Corp., Senior Unsecured Notes 7.75%(d)	06/15/12	3,900	3,792,750
Alpha Natural Resources, Senior Unsecured Notes 10.00%	06/01/12	3,395	3,649,625
Century Aluminum Co., Senior Unsecured Notes 7.50%	08/15/14	2,605	2,598,488
Foundation Pennsylvania Coal Co., Senior Unsecured Notes 7.25%	08/01/14	3,225	3,144,375
Ipsco, Inc., Senior Notes 8.75%	06/01/13	4,800	5,112,000
Plains E&P Co., Senior Unsecured Notes 7.12%	06/15/14	2,430	2,557,575
TRIMAS Corp., Senior Subordinated Notes 9.88%	06/15/12	1,575	1,456,875

			22,311,688

Motor Vehicles — 2.0%
Arvinmeritor, Inc., Senior Notes 6.80%	02/15/09	176	169,400
Autonation, Inc., Senior Unsecured Notes
7.51%(f)(j)	04/15/13	1,010	1,022,625
7.00%(f)	04/15/14	820	817,950
Cooper Standard Automotive, Senior Unsecured Notes 7.00%(d)	12/15/12	2,820	2,432,250
Dura Operating Corp., Senior Unsecured Notes 8.62%(d)	04/15/12	9,850	3,890,750
Eagle-Picher, Inc., Senior Notes 9.75%(d)(h)	09/01/13	3,285	2,496,600
Lear Corp., Senior Unsecured Notes 8.11%(d)	05/15/09	4,590	4,452,300
Sunstate Equipment Co. LLC, Senior Secured Notes 10.50%(f)	04/01/13	7,760	8,051,000

			23,332,875

Oil & Gas — 6.3%
ANR Pipeline Co., Senior Debentures 9.62%	11/01/21	1,765	2,175,363
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	4,670	4,459,850
6.62%	01/15/16	2,040	1,968,600
6.88%	11/15/20	300	283,500
Colorado Interstate Gas Co., Senior Unsecured Notes 6.80%	11/15/15	1,300	1,310,130
Denbury Resources, Inc., Senior Subordinated Notes 7.50%	04/01/13- 12/15/15	2,460	2,460,000
East Cameron Gas 11.25%(c)	07/09/19	3,260	3,129,600
El Paso Corp., Senior Notes 7.75%	06/15/10	150	154,500
El Paso Corp., Senior Unsecured Notes
10.75%	10/01/10	390	430,462
9.62%	05/15/12	3,285	3,621,712
El Paso Corp., Trust 7.75%(f)	07/15/11	2,080	2,126,800
El Paso Natural Gas Co., Senior Unsecured Notes 8.38%(j)	06/15/32	1,090	1,256,225
Encore Acquisition Co., Senior Subordinated Notes
6.00%	07/15/15	3,400	3,111,000
7.25%	12/01/17	1,350	1,299,375
Exco Resources, Inc., Senior Secured Notes 7.25%	01/15/11	5,835	5,703,712
Frontier Oil Corp., Senior Unsecured Notes 6.62%	10/01/11	785	785,000
Grant Prideco, Inc., Senior Unsecured Notes 6.12%	08/15/15	2,000	1,910,000
KCS Energy, Inc., Senior Unsecured Notes 7.12%	04/01/12	6,105	5,860,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

101

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
Newfield Exploration Co., Senior Subordinated Notes 6.62%	09/01/14- 04/15/16	$1,500	$1,467,375
Northwest Pipeline Corp., Senior Unsecured Notes 7.00%(f)	06/15/16	550	562,375
Pride International, Inc., Senior Unsecured Notes 7.38%	07/15/14	1,190	1,225,700
Range Resources Corp., Senior Subordinated Notes 7.38%	07/15/13	2,325	2,336,625
Southern Natural Gas Co., Senior Unsecured Notes 8.00%	03/01/32	750	829,222
Stone Energy Corp., Unsecured Notes 2.75%(f)(j)	07/15/10	2,920	2,894,450
Tennessee Gas Pipeline Co., Senior Debentures 7.00%	10/15/28	1,000	995,964
Tennessee Gas Pipeline Co., Senior Unsecured Notes 8.38%	06/15/32	1,565	1,797,794
Transcontinental Gas Pipeline Corp., Senior Debentures 7.25%	12/01/26	2,515	2,562,156
Transcontinental Gas Pipeline Corp., Senior Notes 8.88%	07/15/12	3,645	4,064,175
Whiting Petroleum Corp., Senior Subordinated Notes 7.25%	05/01/12- 05/01/13	6,765	6,629,700
The Williams Cos., Inc., Credit Link Certificates 6.75%(d)(f)	04/15/09	2,800	2,814,000
The Williams Cos., Inc., Senior Unsecured Notes
7.51%(f)(j)	10/01/10	2,110	2,146,925
7.62%	07/15/19	500	520,000
7.75%	06/15/31	325	325,000
8.75%	03/15/32	1,500	1,642,500

			74,860,590

Paper & Forest Products — 2.8%
Boise Cascade LLC, Senior Subordinated Notes 7.12%	10/15/14	3,960	3,692,700
Bowater Canada Finance Corp., Senior Unsecured Notes 7.95%	11/15/11	1,760	1,680,800
Bowater, Inc., Senior Unsecured Notes 8.39%(j)	03/15/10	3,455	3,502,506
Cascades, Inc., Unsecured Notes 7.25%	02/15/13	1,030	1,009,400
Donohue Forest Products, Senior Notes 7.62%	05/15/07	1,515	1,518,787
Newpage Corp., Senior Secured Notes
10.00%	05/01/12	12,000	12,510,000
11.74%(j)	05/01/12	1,175	1,269,000
Newpage Corp., Senior Subordinated Notes 12.00%	05/01/13	2,175	2,251,125
Norske Skog Canada Ltd., Senior Unsecured Notes 7.38%(m)	03/01/14	2,200	2,024,000
Verso Paper Holdings LLC, Secured Notes 9.12%(f)	08/01/14	1,810	1,819,050
Verso Paper Holdings LLC, Senior Subordinated Notes 11.38%(f)	08/01/16	1,995	1,980,038

			33,257,406

Personal Services — 0.2%
Knowledge Learning Center, Senior Subordinated Notes 7.75%(f)	02/01/15	1,910	1,785,850

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., Senior Subordinated Notes 7.75%(f)	04/01/14	4,920	4,674,000

Publishing & Printing — 2.2%
American Media Operation, Inc., Senior Subordinated Notes, Series B 10.25%	05/01/09	1,000	932,500
Dex Media West/Finance, Senior Subordinated Notes 9.88%	08/15/13	3,388	3,659,040
Houghton Mifflin Co., Senior Discount Notes 9.31%(i)	10/15/13	2,570	2,242,325
Network Communications, Inc., Senior Unsecured Notes 10.75%	12/01/13	3,865	3,865,000
Primedia, Inc., Senior Unsecured Notes
10.78%(j)	05/15/10	1,820	1,872,325
8.00%	05/15/13	9,855	8,943,413
Scholastic Corp., Unsecured Notes 5.00%	04/15/13	3,000	2,677,662
Vertis, Inc., Senior Notes 13.50%(d)(f)	12/07/09	2,850	2,458,125

			26,650,390

Real Estate — 0.9%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	3,075	3,151,875
7.12%	02/15/13	3,050	3,034,750
Mobile Services Group, Inc., Senior Unsecured Notes 9.75%(f)	08/01/14	2,050	2,091,000
The Rouse Co., Unsecured Notes 5.38%	11/26/13	540	499,185
Ventas Realty LP, Senior Unsecured Notes 6.75%	06/01/10	1,910	1,941,037

			10,717,847

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

102

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Retail Merchandising — 1.7%
Ames True Temper, Inc., Senior Unsecured Notes 9.51%(j)	01/15/12	$3,740	$3,758,700
Burlington Coat Factory Warehouse Corp., Senior Unsecured Notes 11.12%(d)(f)	04/15/14	1,930	1,862,450
Finlay Fine Jewelry Corp., Senior Unsecured Notes 8.38%	06/01/12	1,330	1,190,350
Neiman Marcus Group, Inc., Senior Unsecured Notes 9.00%(d)	10/15/15	5,941	6,319,739
Spectrum Brands, Inc., Senior Subordinated Notes 7.38%	02/01/15	9,365	7,492,000

			20,623,239

Semiconductors & Related Devices — 1.1%
Advanced Micro Devices, Inc., Senior Unsecured Notes 7.75%	11/01/12	520	527,800
Amkor Technologies, Inc., Senior Notes 7.75%	05/15/13	1,155	1,065,488
Amkor Technologies, Inc., Senior Unsecured Notes 9.25%	06/01/16	10,885	10,204,688
Stats Chippac Ltd., Senior Unsecured Notes 6.75%	11/15/11	915	876,112
Stats Chippac Ltd., Subordinated Notes 2.50%	06/01/08	780	764,400

			13,438,488

Telecommunications — 11.8%
American Tower Corp., Senior Unsecured Notes 7.50%(d)	05/01/12	5,025	5,163,187
American Tower Corp., Unsecured Notes 3.00%(d)	08/15/12	5,100	9,562,500
Asia Global Crossing Ltd., Senior Unsecured Notes 13.38%(h)	10/15/10	2,000	180,000
Broadwing Corp., Debentures 3.12%(f)	05/15/26	500	524,920
CCO Holdings LLC, Capital Corp., Senior Unsecured Notes 9.52%(j)	12/15/10	1,270	1,298,575
Centennial Communications, Senior Subordinated Notes 10.75%(d)	12/15/08	3,530	3,574,125
Centennial Communications, Senior Unsecured Notes 8.12%	02/01/14	4,830	4,745,475
Cincinnati Bell, Inc., Senior Unsecured Notes 7.25%(d)	07/15/13	10,985	11,232,162
CSC Holdings, Inc., Senior Notes 7.88%	12/15/07	700	712,250
DirecTV Holdings LLC, Unsecured Notes 8.38%	03/15/13	2,195	2,282,800
Dobson Cellular Systems, Inc., Notes 8.38%(f)	11/01/11	1,745	1,812,619
Dobson Cellular Systems, Inc., Senior Secured Notes 8.38%	11/01/11	2,895	3,010,800
Dobson Communications Corp., Debentures 1.50%(f)	10/01/25	2,440	2,383,055
Dobson Communications Corp., Senior Notes 9.76%(d)(j)	10/15/12	3,080	3,141,600
Inmarsat Finance II PLC, Junior Subordinated Notes 8.61%(k)	11/15/12	1,180	1,044,300
Insight Midwest LP, Senior Unsecured Notes 10.50%	11/01/10	250	258,750
Intelsat Bermuda Ltd., Senior Subordinated Notes 11.25%(f)	06/15/16	2,680	2,847,500
Intelsat Bermuda Ltd., Senior Unsecured Notes 9.25%(f)	06/15/16	1,940	2,039,425
Intelsat Intermediate Ltd., Senior Unsecured Notes 9.78%(i)	02/01/15	2,670	1,935,750
Intelsat Ltd., Senior Unsecured Notes 11.64%(d)(f)(j)	06/15/13	3,320	3,486,000
Lucent Technologies, Inc., Debentures 6.50%	01/15/28	3,206	2,853,340
Lucent Technologies, Inc., Senior Debentures 6.45%	03/15/29	4,185	3,724,650
Lucent Technologies, Inc., Senior Unsecured Notes 5.50%	11/15/08	265	261,025
Nortel Networks Ltd., Senior Unsecured Notes
9.73%(f)(j)	07/15/11	5,610	5,778,300
10.12%(f)	07/15/13	1,940	2,046,700
PanAmSat Corp., Senior Debentures 6.88%	01/15/28	2,690	2,367,200
PanAmSat Corp., Senior Unsecured Notes 9.00%(f)	06/15/16	795	818,850
PF Net Communications, Inc., Senior Unsecured Notes 13.75%(h)	05/15/10	1,000	0
Protostar Ltd., Private Placement 12.50%(e)	10/15/12	8,600	8,621,500
Qwest Communications International, Senior Unsecured Notes 8.90%(j)	02/15/09	1,485	1,512,844
Qwest Corp., Debentures
7.25%	10/15/35	1,845	1,741,219
7.12%	11/15/43	5,110	4,765,075
Qwest Corp., Senior Unsecured Notes
7.88%(d)	09/01/11	3,175	3,325,812
7.50%(f)	10/01/14	6,160	6,360,200
Qwest Corp., Unsecured Notes
8.88%(j)	03/15/12	965	1,048,231
8.64%(j)	06/15/13	2,000	2,152,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

103

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Telecommunications (Continued)
Rogers Wireless, Inc., Senior Secured Notes
8.52%(j)	12/15/10	$795	$811,894
9.62%	05/01/11	1,750	1,977,500
7.25%	12/15/12	360	377,550
7.50%	03/15/15	500	533,750
Rogers Wireless, Inc., Senior Subordinated Notes 8.00%	12/15/12	2,730	2,907,450
Rural Cellualar Corp., Senior Secured Notes 8.25%	03/15/12	3,460	3,563,800
Superior Essex Communications & Essex Group, Senior Notes 9.00%	04/15/12	3,735	3,791,025
Wind Acquistion Finance SA, Senior Unsecured Notes 10.75%(d)(f)	12/01/15	10,490	11,578,338
Windstream Corp., Senior Unsecured Notes
8.12%(f)	08/01/13	2,275	2,417,188
8.62%(f)	08/01/16	3,450	3,691,500

			140,263,234

Tires & Rubber — 0.3%
Goodyear Tire & Rubber Co., Senior Unsecured Notes 9.00%(d)	07/01/15	3,880	3,938,200

Tobacco — 0.2%
Reynolds American, Inc., Notes 7.62%(f)	06/01/16	1,880	1,950,141

Transportation — 1.0%
CHC Helicopter Corp., Senior Subordinated Notes 7.38%	05/01/14	760	716,300
H-Lines Finance Holding Corp., Senior Notes 10.25%(i)	04/01/13	3,062	2,637,147
Horizon Lines LLC, Senior Unsecured Notes 9.00%	11/01/12	2,915	3,006,094
Hornbeck Offshore Services, Inc., Senior Unsecured Notes 6.12%	12/01/14	955	891,731
Overseas Shipholding Group, Inc., Debentures 8.75%	12/01/13	3,980	4,268,550

			11,519,822

Waste Management — 0.3%
Casella Waste Systems, Inc., Senior Subordinated Notes 9.75%	02/01/13	1,225	1,283,188
Waste Services, Inc., Senior Subordinated Notes 9.50%	04/15/14	1,850	1,896,250

			3,179,438

Yankee — 1.5%
Abitibi-Consolidated, Inc. (Canada), Senior Unsecured Notes
8.55%(m)	08/01/10	700	694,750
8.38%(d)(m)	04/01/15	1,835	1,669,850
Abitibi-Consolidated, Inc. (Canada), Unsecured Notes 6.00%(d)(m)	06/20/13	4,745	3,855,313
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes 9.25%(j)(m)	10/01/10	3,800	3,135,000
Compagnie Generale de Geophysique (France), Senior Unsecured Notes 7.50%(m)	05/15/15	2,440	2,427,800
Ispat Inland ULC (Canada), Senior Secured Notes 9.75%(m)	04/01/14	5,405	6,087,381

			17,870,094

TOTAL CORPORATE BONDS (Cost $961,105,532)			962,193,110

FOREIGN BONDS — 0.8%
BCM Ireland Finance Ltd. (EUR) 8.22%(j)	08/15/16	3,730	4,889,473
Nordic Telephone Co. Holdings (Denmark) (EUR) 8.65%(j)	05/01/16	2,400	3,067,904
Pregis Corp., Senior Secured Notes (EUR) 8.09%(c)(j)	04/15/13	875	1,142,834

TOTAL FOREIGN BONDS (Cost $8,812,539)			9,100,211

TERM LOANS — 6.3%
Alm Media, Inc., 2nd Lien 11.25%(j)	03/07/11	4,500	4,492,498
Applied Tech Products Corp., Tranche A 9.72%(c)(j)	04/24/11	1,232	1,223,894
Applied Tech Products Corp., Tranche B 14.22%(c)(j)	04/24/11	566	560,451
Applied Tech Products Corp., Tranche C 11.82%(c)(e)(j)	10/24/11	211	184,829
BLB Wembley, 2nd Lien 9.24%(j)	08/31/12	500	504,375
CCS Medical 8.75%(j)	10/31/12	2,242	2,159,323
Edge Las Vegas, 1st Lien 8.90%(j)	06/15/07	2,000	2,000,000
Eggborough Power Station Terminal (United Kingdom) (GBP) 7.00%	09/08/15	834	5,156,151
Electrical Components International, 2nd Lien 11.78%(j)	05/19/14	1,000	1,005,000
Healthsouth Corp. 8.52%(j)	03/15/13	2,000	2,006,666
Hit Entertainment, 2nd Lien 10.95%(j)	01/31/13	1,500	1,507,500
Intelsat Bermuda Ltd., Senior Bridge 11.25%(c)(f)	09/21/07	7,310	7,236,900

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

104

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
TERM LOANS (Continued)
Kabel Deutschland Holdings (Germany) (EUR) 9.65%(j)	12/15/14	$2,000	$2,537,196
Lakes Entertainment 11.69%(j)	06/18/10	6,700	6,633,000
Lucite PIK Facility (EUR) 11.89%(j)	07/15/14	750	935,884
Mach Gen LLC, Tranche A Construction 0.00%(h)(j)	12/31/49	1,834	2,457,690
Mach Gen LLC, Tranche B 0.00%(h)(j)	12/31/49	458	613,515
Mach Gen LLC, Tranche B Construction 0.00%(h)(j)	12/31/49	2,812	3,767,477
Mach Gen LLC, Working Capital Communications 0.00%(h)(j)	12/31/49	696	932,130
Navistar International Corp., Delayed Draw 10.11%(j)	02/28/09	15,000	15,150,000
Northwest Airlines Corp., Trade Claim Participation 5.25%(j)	12/31/49	6,000	2,790,000
Nutro Products, Inc., Tranche B 7.26%(j)	04/30/13	998	998,123
Spectrum Brands, Inc., Term B
8.08%(j)	01/31/12	175	175,416
8.11%(j)	01/31/12	211	211,282
8.39%(j)	01/31/12	266	266,572
8.40%(j)	01/31/12	484	484,525
8.44%(j)	01/31/12	460	460,299
8.51%(j)	01/31/12	1,331	1,332,444
Synventive Mezzanine
14.00%(e)(j)	02/17/14	508	416,204
Telecordia
8.08%(j)	10/15/12	3,500	3,237,500
U.S. Airways
9.00%(j)	04/15/11	1,500	1,507,232
UAL Corp.
9.19%(j)	01/31/12	249	252,119
UAL Corp., Term B
9.25%(j)	02/01/12	1,741	1,764,830

TOTAL TERM LOANS (Cost $71,184,902)			74,961,025

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 2.8%
Federal Home Loan Bank, Discount Notes
4.40%(n)	10/02/06	22,000	21,997,097
5.09%(n)	10/18/06	5,000	4,988,220
Galileo Money Market Fund		6,905	6,905,168

TOTAL SHORT TERM INVESTMENTS (Cost $33,890,485)			33,890,485

REPURCHASE AGREEMENTS — 7.6%
Lehman Brothers, Inc.
5.30% (Agreement dated 07/25/06 to be repurchased at $3,198,000, collateralized by $3,395,000 Ford Motor Credit Co. 6.19% due 09/28/07. The value of the collateral is $3,364,533.)	09/28/07	3,198	3,198,000
5.30% (Agreement dated 08/30/06 to be repurchased at $23,835,000, collateralized by $23,445,000 Ford Motor Credit Co. 9.96% due 04/15/12. The value of the collateral is $25,012,742.)	04/15/12	23,835	23,835,000
5.30% (Agreement dated 08/30/06 to be repurchased at $3,687,000, collateralized by $3,385,000 Levi Strauss & Co. 12.25% due 12/15/12. The value of the collateral is $3,894,066.)	12/15/12	3,687	3,687,000
5.30% (Agreement dated 08/30/06 to be repurchased at $18,470,000, collateralized by $18,450,000 Iron Mountain, Inc. 8.63% due 04/01/13. The value of the collateral is $19,651,941.)	04/01/13	18,470	18,470,000
5.30% (Agreement dated 08/30/06 to be repurchased at $8,120,000, collateralized by $9,025,000 DirectTV Holdings LLC 6.38% due 06/15/15. The value of the collateral is $8,649,710.)	06/15/15	8,120	8,120,000
5.30% (Agreement dated 08/29/06 to be repurchased at $20,850,000, collateralized by $20,022,282 Air 2 US 8.03% due 10/01/19. The value of the collateral is $20,917,058.)	10/01/19	20,850	20,850,000
5.30% (Agreement dated 08/30/06 to be repurchased at $11,840,000, collateralized by $31,093,117 Air 2 US 10.13% due 10/01/20. The value of the collateral is $11,815,384.)	10/01/20	11,840	11,840,000

TOTAL REPURCHASE AGREEMENTS (Cost $90,000,000)			90,000,000

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND INVESTMENTS IN AFFILIATES — 99.4% (Cost $1,190,562,905)			1,181,472,339

		PAR (000)
SECURITIES LENDING COLLATERAL — 0.0%
Bear Stearns, Floating Rate Notes 5.44%(j)(o) (Cost $93,609)	10/02/06	94	93,609

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

105

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
INVESTMENTS IN AFFILIATES - SHORT TERM — 8.4%
Institutional Money Market Trust(o) (Cost $99,552,417)	99,552,417	$99,552,417

TOTAL INVESTMENTS IN SECURITIES — 107.8% (Cost $1,290,208,931(a))		1,281,118,365

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (8.4)%		(99,646,026)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		7,122,028

TOTAL NET ASSETS — 100%		$1,188,594,367

(a)	Cost for federal income tax purposes is $1,290,671,519. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$24,439,385
Gross unrealized depreciation	(33,992,539)

$(9,553,154)

(b)	Non-income producing security.

(c)	Securities valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2006, these securities had a total market value of $25,244,704 which represents 2.1% of net assets.

(d)	Total or partial securities on loan.

(e)	Payment in kind security.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 20.4% of its net assets, with a current market value of $241,961,978, in securities restricted as to resale.

(g)	Security is illiquid. As of September 30, 2006, the Portfolio held 0.2% of its net assets, with a current market value of $2,911,250 in these securities.

(h)	Security in default.

(i)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2006.

(j)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(k)	Rates shown are the effective yields as of September 30, 2006.

(l)	Security held in escrow for future payments

(m)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(n)	The rate shown is the effective yield at the time of purchase.

(o)	Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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Key to Investment Abbreviations

ARM	Adjustable Rate Mortgage

CMT	Constant Maturity Treasury Rate

CND	Canadian Dollar

DKK	Danish Krone

EUR	European Currency Unit

GBP	Great British Pound

IO	Interest Only

JPY	Japanese Yen

LLC	Limited Liability Company

LLP	Limited Liability Partnership

LP	Limited Partnership

NZD	New Zealand Dollar

PLC	Project Loan Certificate

PLN	Polish Zloty

PO	Principal Only

SEK	Swedish Krone

SGD	Singapore Dollar

TBA	To Be Announced

107

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STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II
ASSETS
Investments at value - unaffiliated[1,2]	$48,499,543	$1,143,124,820	$593,611,935	$35,073,347	$933,434,829	$426,572,486	$3,499,687,381
Investments at value - affiliated long term[3]	1,131,556	11,942,162	429,965	—	—	1,361,550	7,070,997
Collateral received for securities loaned - affiliated[4]	45,900	4,462,500	—	—	18,721,450	2,013,300	11,055,811
Investments in swap contracts	—	—	82,980	—	—	—	—
Collateral paid for swap contracts	—	1,123,667	—	—	1,699,337	574,369	7,231,485
Cash denominated in foreign currencies[5]	498,155	13,834,969	—	365,338	—	4,353,098	31,531,334
Interest receivable	209,701	5,182,063	3,999,049	187,393	6,594,481	2,285,928	17,153,311
Principal paydown receivable	48,883	762,293	750,477	6,754	232,345	—	102,428
Investments sold receivable	—	—	—	3,137,582	10,537,382	43,832,805	446,442,932
Receivable from advisor	4,636	9,655	4,551	4,194	1,393	14,036	3,061
Capital shares sold receivable	23,911	1,561,222	486,428	—	2,070,296	106,667	4,773,840
Prepaid expenses	10,288	36,493	21,199	10,816	38,513	7,225	34,120
Unrealized appreciation on forward foreign currency contracts	5,293	216,142	—	4,405	—	59,564	410,686
Unrealized appreciation on swaps	12,992	1,417,662	2,906,450	72,385	4,005,419	1,038,293	6,957,277
Futures margin receivable	2,542	18,114	10,300	1,142	28,254	20,053	145,466

TOTAL ASSETS	50,493,400	1,183,691,762	602,303,334	38,863,356	977,363,699	482,239,374	4,032,600,129

LIABILITIES
Reverse repurchase agreements payable	—	6,045,000	—	—	—	—	—
Payable upon return of securities loaned	45,900	4,462,500	—	—	18,721,450	2,013,300	11,055,811
Collateral received for swap contracts	—	1,723,667	1,300,000	—	2,899,337	574,369	9,131,485
Investments purchased payable	21,103	—	5,588,850	3,943,864	18,090,057	59,632,426	749,316,840
Distributions payable	170,063	1,377,513	917,963	36,865	1,307,867	219,228	4,252,024
Interest payable	—	5,360	—	5,361	—	73,449	719,876
Capital shares redeemed payable	263,112	4,144,900	1,171,321	—	660,061	856,856	3,118,871
Payable for financing transactions	—	—	48,453,414	678,734	—	4,645,061	3,148,459
Options and swaptions written, at fair value[6]	—	1,368,920	861,461	50,402	1,726,250	1,225,476	9,496,748
Premiums received for swap contracts.	—	135,912	—	33,450	102,875	41,211	376,797
Mortgage pass-throughs TBA sale commitments, at value[7].	—	—	—	2,852,375	—	41,008,129	379,075,656
Futures margin payable	297	84,552	32,178	438	106,344	—	44,125
Unrealized depreciation on forward foreign currency contracts	913	23,317	—	—	—	—	—
Unrealized depreciation on swaps	12,624	3,378,034	1,455,187	16,011	1,975,559	387,218	1,743,029
Advisory fees payable	—	334,300	189,200	—	262,610	76,462	789,660
Administration fees payable	3,492	73,896	39,707	1,177	67,631	22,969	160,759
Custodian fees payable	1,682	15,217	4,564	4,819	7,416	15,276	37,820
Transfer agent fees payable	69	256,826	66,158	1,085	159,638	6,599	256,821
Distribution fees payable	—	53,941	42,346	—	10,485	190	64,084
Officers’ and trustees’ fees payable	40	684	155	23	858	185	1,328
Other accrued expenses payable	32,613	256,155	151,940	21,229	130,857	58,613	397,741

TOTAL LIABILITIES	551,908	23,740,694	60,274,444	7,645,833	46,229,295	110,857,017	1,173,187,934

NET ASSETS	$49,941,492	$1,159,951,068	$542,028,890	$31,217,523	$931,134,404	$371,382,357	$2,859,412,195

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	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II
[1]Cost of investments - unaffiliated	$48,682,843	$1,151,175,383	$597,849,663	$35,300,398	$938,455,485	$428,763,078	$3,518,358,220
[2]Market value of securities loaned	44,064	4,284,044	—	—	18,042,910	1,948,875	10,674,788
[3]Cost of investments in affiliates - long term	1,127,180	11,826,807	433,371	—	—	1,361,255	7,366,487
[4]Cost of investments in affiliates - short term	45,900	4,462,500	—	—	18,721,450	2,013,300	11,055,811
[5]Cost of cash denominated in foreign currencies	515,537	14,343,190	—	376,903	—	4,502,174	32,667,164
[6]Premiums received - options and swaptions written	—	1,293,500	1,261,562	68,035	2,372,788	2,041,322	15,540,138
[7]Proceeds paid - mortgage pass-throughs TBA sale commitments	—	—	—	2,842,496	—	40,885,394	378,227,537
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$50,804,188	$1,208,293,875	$563,278,168	$31,993,404	$943,074,488	$375,694,319	$2,897,884,920
Undistributed net investment income	1,699	3,080,465	936,215	11,956	2,457,617	867,610	664,868
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(657,113)	(42,155,686)	(19,061,245)	(644,183)	(13,644,328)	(4,783,035)	(33,206,724)
Net unrealized depreciation on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(207,282)	(9,267,586)	(3,124,248)	(143,654)	(753,373)	(396,537)	(5,930,869)

	$49,941,492	$1,159,951,068	$542,028,890	$31,217,523	$931,134,404	$371,382,357	$2,859,412,195

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

AS OF SEPTEMBER 30, 2006

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO		INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO		TOTAL RETURN PORTFOLIO II
BlackRock Shares:
Net Assets	$18,172,484	$540,714,074	$—	$30,369,532		$397,584,735	$366,353,188		$1,619,004,247
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	1,844,176	54,822,072	—	3,118,882		43,020,932	36,135,505		170,243,883
Net Asset Value, offering and redemption price per share	$9.85	$9.86	$—	$9.74		$9.24	$10.14		$9.51
Institutional Shares:
Net Assets	$31,696,084	$218,191,724	$190,153,538	$799,885		$305,383,887	$4,402,402		$773,865,535
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,217,790	22,102,014	18,738,703	79,313		33,047,502	436,507		81,554,850
Net Asset Value, offering and redemption price per share	$9.85	$9.87	$10.15	$10.09		$9.24	$10.09		$9.49
Service Shares:
Net Assets	$21,337	$246,964,831	$831,460	$105		$184,275,524	$123		$127,902,100
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,200	25,023,563	82,009	10		19,937,942	12		13,480,559
Net Asset Value, offering and redemption price per share	$9.70	$9.87	$10.14	$10.17	(a)	$9.24	$10.21	(b)	$9.49
Investor A Shares:
Net Assets	$51,587	$72,077,432	$285,303,169	$45,868		$27,545,440	$298,059		$236,620,677
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,242	7,300,003	28,049,234	4,622		2,981,713	29,376		24,911,942
Net Asset Value and redemption price per share	$9.84	$9.87	$10.17	$9.92		$9.24	$10.15		$9.50
Maximum Sales Charge	3.0%	3.0%	4.0%	4.0%		4.0%	4.0%		4.0%
Maximum offering price per share	$10.14	$10.18	$10.59	$10.33		$9.61	$10.57		$9.90
Investor B Shares:
Net Assets	$—	$31,937,760	$51,314,380	$2,029		$7,936,714	$226,432		$38,796,810
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	3,235,652	5,056,778	204		858,903	22,327		4,087,124
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.5%)	$—	$9.87	$10.15	$9.93	(c)	$9.24	$10.14		$9.49
Investor C Shares:
Net Assets	$—	$50,065,247	$14,426,343	$104		$8,408,104	$102,153		$63,222,826
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	5,074,095	1,420,631	10		909,185	10,086		6,657,209
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$—	$9.87	$10.15	$10.10	(d)	$9.25	$10.13		$9.50

(a)	Exact net assets and shares outstanding at September 30, 2006 were $104.85 and 10.313, respectively.

(b)	Exact net assets and shares outstanding at September 30, 2006 were $122.74 and 12.024, respectively.

(c)	Exact net assets and shares outstanding at September 30, 2006 were $2,029.23 and 204.434, respectively.

(d)	Exact net assets and shares outstanding at September 30, 2006 were $103.96 and 10.297, respectively.

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	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
ASSETS
Investments at value - unaffiliated[1,2]	$682,226,915	$43,003,639	$271,785,292	$906,107,109	$619,681,688	$1,181,472,339
Investments at value - affiliated long term[3]	—	—	—	2,829,889	—	—
Collateral received for securities loaned - unaffiliated[4]	—	—	—	—	—	93,609
Collateral received for securities loaned - affiliated[5]	—	—	—	2,576,100	—	99,552,417
Investments in swap contracts	—	—	9,544	—	—	5,584
Cash	—	—	—	83,837	—	—
Collateral paid for swap contracts	2,904,671	—	507,529	899,649	2,564,343	—
Cash denominated in foreign currencies[6]	—	455,605	—	6,850,472	1,862,793	10,889,403
Dividends and reclaims receivable	—	—	—	—	—	183
Interest receivable	3,455,151	227,935	850,946	4,962,762	7,985,044	22,901,077
Principal paydown receivable	137,767	—	10,636	122,947	52,586	—
Investments sold receivable	358,559,935	—	27,009,087	92,679,632	35,706,397	2,265,695
Receivable from advisor	9,142	15,472	26	—	—	36,037
Receivable for financing transactions	—	—	—	29,897	—	—
Capital shares sold receivable	1,350,900	154,275	172,243	668,803	2,050,373	6,406,620
Prepaid expenses	24,522	26,640	23,154	20,038	29,611	73,051
Unrealized appreciation on forward foreign currency contracts	—	4,625	—	69,732	1,668,473	142,205
Unrealized appreciation on swaps	4,383,102	228,916	1,235,751	2,108,367	3,073,221	1,044,677
Futures margin receivable	61,493	9,475	33,455	59,308	189,541	—

TOTAL ASSETS	1,053,113,598	44,126,582	301,637,663	1,020,068,542	674,864,070	1,324,882,897

LIABILITIES
Reverse repurchase agreements payable	—	—	—	—	—	1,333,000
Payable upon return of securities loaned	—	—	—	2,576,100	—	99,646,026
Collateral received for swap contracts	2,904,671	—	507,529	1,499,649	2,694,343	520,000
Investments purchased payable	262,950,797	—	95,446,956	188,827,540	7,202,975	28,348,241
Distributions payable	400,872	156,606	569,980	2,265,273	551,844	2,720,487
Interest payable	573,992	—	54,931	153,119	—	6,091
Capital shares redeemed payable	2,089,996	52,744	229,939	827,554	1,858,740	2,191,444
Payable for financing transactions	97,224,580	—	—	—	—	—
Options and swaptions written, at fair value[7]	1,500,935	102,596	501,567	2,678,051	1,222,975	—
Premiums received for swap contracts	—	—	—	80,151	—	—
Mortgage pass-throughs TBA sale commitments, at value[8]	295,828,096	—	27,021,938	81,524,754	—	—
Futures margin payable	—	—	—	—	182,667	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	3,365,273	—
Unrealized depreciation on foreign currency spot contracts	—	—	—	—	690	—
Unrealized depreciation on swaps	2,981,501	89	1,256,814	1,026,044	2,078,764	708,296
Advisory fees payable	141,492	—	48,634	300,530	352,493	378,531
Administration fees payable	37,708	5,406	14,136	73,067	61,842	65,052
Custodian fees payable	12,356	3,630	2,998	20,650	87,505	12,058
Transfer agent fees payable	266,336	486	29,435	12,469	191,829	23,975
Distribution fees payable	40,702	3,851	21,960	3,904	42,166	86,947
Officers’ and trustees’ fees payable.	307	17	80	374	335	824
Other accrued expenses payable	168,286	28,993	55,651	134,663	159,797	247,558

TOTAL LIABILITIES	667,122,627	354,418	125,762,548	282,003,892	20,054,238	136,288,530

NET ASSETS	$385,990,971	$43,772,164	$175,875,115	$738,064,650	$654,809,832	$1,188,594,367

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF SEPTEMBER 30, 2006

	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
[1] Cost of investments - unaffiliated	$678,548,255	$43,285,516	$272,551,307	$909,583,238	$606,234,152	$1,190,562,905
[2] Market value of securities loaned	—	—	—	2,485,313	—	94,900,270
[3] Cost of investments in affiliates - long term	—	—	—	2,829,275	—	—
[4] Cost of collateral received from securities loaned - unaffiliated	—	—	—	—	—	93,609
[5] Cost of investments in affiliates - short term	—	—	—	2,576,100	—	99,552,417
[6] Cost of cash denominated in foreign currencies	—	472,811	—	7,131,515	1,873,676	10,923,386
[7] Premiums received - options and swaptions written	1,655,140	143,251	587,800	4,364,539	2,059,050	—
[8] Proceeds paid - mortgage pass-throughs TBA sale commitments	295,049,840	—	26,954,156	81,328,505	—	—
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$404,141,505	$45,326,555	$187,845,510	$746,739,488	$666,823,916	$1,265,133,628
Undistributed net investment income (distributions in excess of net investment income)	1,209,598	404,437	833,431	(467,129)	(20,116,630)	(252,608)
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(23,005,106)	(1,795,573)	(11,679,620)	(7,592,678)	(4,093,862)	(67,595,471)
Net unrealized appreciation (depreciation) on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	3,644,974	(163,255)	(1,124,206)	(615,031)	12,196,408	(8,691,182)

	$385,990,971	$43,772,164	$175,875,115	$738,064,650	$654,809,832	$1,188,594,367

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	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO		GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
BlackRock Shares:
Net Assets	$9,439,923	$17,889,633		$11,632,067	$—	$144,622,781	$219,995,855
Shares outstanding, unlimited number of shares authorized, $0.001 par value	877,781	1,818,021		1,220,882	—	13,174,974	27,760,827
Net Asset Value, offering and redemption price per share	$10.75	$9.84		$9.53	$—	$10.98	$7.92
Institutional Shares:
Net Assets	$—	$15,069,321		$108,285,769	$557,787,249	$229,648,455	$174,189,998
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	1,504,593		11,355,063	55,824,859	20,944,207	21,984,348
Net Asset Value, offering and redemption price per share	$—	$10.02		$9.54	$9.99	$10.96	$7.92
Service Shares:
Net Assets	$132,969	$4,336		$7,711,650	$150,085,266	$73,138,861	$231,543,182
Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,376	432		809,371	15,021,397	6,659,916	29,214,535
Net Asset Value, offering and redemption price per share	$10.74	$10.03	(a)	$9.53	$9.99	$10.98	$7.93
Investor A Shares:
Net Assets	$310,257,593	$4,079,463		$14,121,804	$23,921,085	$141,129,535	$423,296,912
Shares outstanding, unlimited number of shares authorized, $0.001 par value	28,853,191	409,967		1,474,861	2,393,165	12,851,073	53,419,590
Net Asset Value and redemption price per share	$10.75	$9.95		$9.58	$10.00	$10.98	$7.92
Maximum Sales Charge	4.5%	3.0%		4.0%	4.5%	5.0%	5.0%
Maximum offering price per share	$11.25	$10.26		$9.98	$10.46	$11.56	$8.34
Investor B Shares:
Net Assets	$32,098,220	$2,109,995		$14,626,749	$5,126,984	$15,474,733	$87,651,250
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,985,410	211,708		1,532,570	512,951	1,408,778	11,063,980
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.5%)	$10.75	$9.97		$9.54	$10.00	$10.98	$7.92
Investor C Shares:
Net Assets	$34,062,266	$4,619,416		$19,497,076	$1,144,066	$50,795,467	$51,917,170
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,173,184	461,363		2,045,068	114,744	4,614,865	6,549,254
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$10.73	$10.01		$9.53	$9.97	$11.01	$7.93

(a)	Exact net assets and shares outstanding at September 30, 2006 were $4,336.32 and 432.168, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II
Investment income:
Interest.	$2,420,810	$60,142,068	$28,028,727	$1,493,751	$40,819,650
Securities lending income (Note D)	—	365	—	—	3,927
Dividends	—	315,000	—	2,100	—
Interest from affiliates (Note D)	48,402	177,656	40,979	13	3,108

Total investment income	2,469,212	60,635,089	28,069,706	1,495,864	40,826,685

Expenses:
Investment advisory fee	224,948	6,689,739	2,960,465	154,088	4,391,430
Administration fee	44,093	955,588	456,230	24,152	649,940
Administration fee - class specific	28,123	726,163	404,918	9,052	415,548
Custodian fee	16,389	127,650	109,054	39,805	91,091
Transfer agent fee	3,501	124,775	185,162	4,328	46,880
Transfer agent fee - class specific	4,794	705,959	445,523	2,303	308,548
Shareholder servicing fees - class specific	140	1,305,628	977,478	99	396,318
Distribution fees - class specific	5	818,445	910,622	53	161,677
Legal and audit fees	39,926	153,180	88,104	29,964	118,826
Printing fee	9,335	275,558	104,664	3,299	154,914
Registration fees and expenses	23,468	98,611	51,825	21,652	70,627
Officers’ and trustees’ fees	2,168	55,091	23,340	1,208	34,322
Other	5,691	105,834	47,691	6,627	63,256

Total expenses excluding interest expense	402,581	12,142,221	6,765,076	296,630	6,903,377
Interest expense	—	138,930	198	—	—

Total expenses	402,581	12,281,151	6,765,274	296,630	6,903,377

Less fees paid indirectly (Note D)	(4)	(1,017)	(2,213)	(3)	(154)
Less investment advisory fees waived	(200,730)	(3,074,771)	(488,349)	(148,878)	(1,677,042)
Less administration fees waived	—	—	—	(8,834)	—
Less administration fee waived - class specific	(13,438)	(189,318)	(147,402)	(8,513)	(139,414)
Less distribution fee waived - class specific	(5)	(74,119)	(310,563)	(37)	(26,682)
Less custodian fees waived	(619)	(5,560)	(3,544)	(1,575)	(3,961)
Less transfer agent fees waived	(359)	(19,057)	(19,315)	(128)	(5,500)
Less transfer agent fees waived - class specific	(427)	(36,425)	(15,729)	(517)	(8,450)
Less transfer agent fees reimbursed - class specific	(259)	(105,170)	(22,699)	(1,018)	(39,482)
Less expenses reimbursed by advisor	—	—	—	(3,084)	—

Net expenses	186,740	8,775,714	5,755,460	124,043	5,002,692

Net investment income	2,282,472	51,859,375	22,314,246	1,371,821	35,823,993

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	(225,189)	(8,590,954)	(3,992,626)	(416,281)	(10,977,169)
Affiliated transactions	—	—	(3,316)	—	366,210
Options and swaptions written	4,107	108,680	136,707	5,009	192,602
Futures and swaps	11,472	(5,084,891)	(622,945)	(20,794)	(2,439,345)
Foreign currency related transactions	18,697	(1,263,348)	—	(20,637)	—

	(190,913)	(14,830,513)	(4,482,180)	(452,703)	(12,857,702)

Change in unrealized appreciation (depreciation) from:
Investments	176,417	6,368,748	(4,094,854)	97,241	2,895,087
Options and swaptions written	—	(75,421)	319,383	13,928	515,252
Futures and swaps	(20,266)	1,327,662	2,708,675	90,220	3,830,305
Foreign currency related transactions	(12,468)	(303,336)	—	(3,038)	—

	143,683	7,317,653	(1,066,796)	198,351	7,240,644

Net gain (loss) on investments and foreign currency transactions	(47,230)	(7,512,860)	(5,548,976)	(254,352)	(5,617,058)

Net increase (decrease) in net assets resulting from operations	$2,235,242	$44,346,515	$16,765,270	$1,117,469	$30,206,935

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

114

BLACKROCK FUNDS

T OTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO

$17,060,831	$131,240,978	$29,515,049	$2,496,073	$9,430,660	$35,049,759	$25,072,389	$77,382,270
413	7,151	—	—	—	1,448	—	607,234
23,494	18,614	—	—	—	—	—	104,117
81,217	352,305	3,268	223	704	174,424	7,986	17,676

17,165,955	131,619,048	29,518,317	2,496,296	9,431,364	35,225,631	25,080,375	78,111,297

1,750,398	12,371,417	2,889,300	176,717	1,007,527	3,471,145	3,620,491	4,880,332
273,781	1,711,259	443,911	34,612	143,960	524,819	501,800	712,641
99,023	992,039	367,803	20,646	120,703	450,414	417,033	543,414
95,943	322,677	138,081	28,828	35,560	146,483	377,526	101,793
11,927	184,939	72,126	5,708	18,891	33,676	174,988	279,322
35,721	647,969	610,226	12,855	83,348	120,309	569,122	812,213
925	1,172,107	1,420,176	25,646	152,995	337,495	750,842	1,582,743
1,839	1,045,740	797,812	51,724	307,340	77,438	687,926	1,393,557
68,583	244,498	91,878	28,670	60,365	106,684	90,191	141,463
50,395	418,483	103,074	6,952	34,938	102,023	161,253	189,375
16,197	116,553	53,162	62,079	50,720	52,644	91,388	73,641
13,313	103,053	22,569	1,746	7,219	26,919	26,157	37,013
29,229	215,137	39,803	5,769	15,765	53,222	58,532	125,159

2,447,274	19,545,871	7,049,921	461,952	2,039,331	5,503,271	7,527,249	10,872,666
206	—	—	—	—	—	—	34,352

2,447,480	19,545,871	7,049,921	461,952	2,039,331	5,503,271	7,527,249	10,907,018

(23)	(1,095)	(848)	(59)	(181)	(82)	(2,054)	(5,028)
(910,479)	(4,985,025)	(1,249,238)	(176,671)	(548,418)	(105,570)	(83,856)	(1,137,413)
—	—	—	(12,558)	—	—	—	—
(97,971)	(333,719)	(2,595)	(6,575)	(6,396)	(372,975)	(39,601)	(131,693)
(145)	(222,452)	(278,634)	(3,874)	(14,195)	(25,953)	(147,485)	(303,020)
(3,416)	(13,455)	(6,489)	(939)	(2,514)	(6,699)	(8,106)	(3,600)
(1,099)	(19,556)	(8,684)	(572)	(2,579)	(5,647)	(18,319)	(28,124)
(5,830)	(26,062)	(1,783)	(633)	(192)	(4)	(34,872)	(121,718)
(23,244)	(42,313)	(9,426)	(1,103)	(368)	(8,003)	(98,713)	(72,994)
—	—	—	(32,588)	—	—	—	—

1,405,273	13,902,194	5,492,224	226,380	1,464,488	4,978,338	7,094,243	9,103,428

15,760,682	117,716,854	24,026,093	2,269,916	7,966,876	30,247,293	17,986,132	69,007,869

(4,318,772)	(28,675,701)	(17,957,446)	(752,591)	(2,933,004)	(7,399,357)	(3,504,199)	(7,150,417)
(122,812)	(875,896)	79,954	—	114,183	(210,338)	(720,192)	206,515
83,356	684,011	214,166	74,964	70,203	175,015	(22,140)	835,436
228,578	329,564	(1,394,417)	198,896	451,821	2,157,815	4,705,937	(305,012)
(139,567)	(1,415,035)	—	(7,349)	—	(164,920)	(33,924,307)	(663,129)

(4,269,217)	(29,953,057)	(19,057,743)	(486,080)	(2,296,797)	(5,441,785)	(33,464,901)	(7,076,607)

(284,233)	(8,228,187)	7,541,058	(563,435)	754,467	(5,340,627)	9,919,717	8,933,509
650,589	4,817,160	128,889	28,645	73,783	1,343,931	629,393	(7)
1,662,511	12,863,375	1,246,015	23,980	(329,751)	1,943,187	(678,257)	216,766
(87,345)	(515,853)	—	5,894	—	(219,783)	5,025,326	106,926

1,941,522	8,936,495	8,915,962	(504,916)	498,499	(2,273,292)	14,896,179	9,257,194

(2,327,695)	(21,016,562)	(10,141,781)	(990,996)	(1,798,298)	(7,715,077)	(18,568,722)	2,180,587

$13,432,987	$96,700,292	$13,884,312	$1,278,920	$6,168,578	$22,532,216	$(582,590)	$71,188,456

115

BLACKROCK FUNDS

STATEMENTS OF CASH FLOWS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FOR THE YEAR ENDED SEPTEMBER 30, 2006

Increase (decrease)in cash
Cash flows from operating activities:
Net increase in net assets from operations	$16,765,270
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term investment securities	(783,865,033)
Proceeds from disposition of long-term investment securities	971,436,491
Net change in options/swaptions contracts	(1,944,544)
Net change in swap transactions	(1,248,682)
Net purchase of short term investment securities	(2,345,134)
Amortization (accretion) of premium (discount)	(967,502)
Increase in futures variation margin (net)	(136,180)
Decrease in interest receivable	1,883,622
Decrease in principal paydown receivable	888,257
Decrease in investments sold receivable	2,092,714
Decrease in prepaid expenses	15,564
Increase in receivable from advisor	(4,551)
Increase in investments purchased payable	1,615,915
Increase in collateral received	1,300,000
Increase in accrued expenses	82,139
Net decrease in unrealized appreciation on investment securities	4,094,854
Net increase in unrealized appreciation on options and swaptions contracts	(319,383)
Net increase in unrealized appreciation on futures and swap contracts	(2,708,675)
Net realized loss on investment securities	3,992,626
Net realized loss on affiliated transactions	3,316
Net realized gain on options and swaptions contracts	(136,707)
Net realized loss on futures and swap contracts	622,945

Net cash provided by operating activities	211,117,322

Cash flows from financing activities:
Net borrowing (repayment) of reverse repurchase agreements and other short term borrowings	(79,189,532)
Proceeds from units sold	55,928,465
Payments on units redeemed	(176,163,302)
Cash distributions paid	(11,692,953)

Net cash used for financing activities	(211,117,322)

Net increase (decrease) in cash	—

Cash and cash equivalents (including foreign currency):
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity)	$9,285,661
Cash (paid) during the year for interest	$(198)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

116

BLACKROCK FUNDS

STATEMENTS OF CASH FLOWS

INTERMEDIATE BOND PORTFOLIO II

FOR THE YEAR ENDED SEPTEMBER 30, 2006

Increase (decrease) in cash
Cash flows from operating activities:
Net increase in net assets from operations	$30,206,935
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term investment securities	(1,081,200,661)
Proceeds from disposition of long-term investment securities	1,136,316,660
Net change in options/swaptions contracts	(2,907,914)
Net change in swap transactions	(590,913)
Net purchase of short term investment securities	(16,470,527)
Amortization (accretion) of premium (discount)	628,349
Increase in collateral paid	(1,699,337)
Decrease in futures variation margin (net)	189,283
Decrease in interest receivable	2,087,962
Increase in receivable from advisor	(1,393)
Decrease in investments sold receivable	15,015,985
Decrease in prepaid expenses	6,311
Decrease in principal paydown receivable	(232,345)
Decrease in investments purchased payable	(11,177,585)
Increase in collateral received	2,899,337
Increase in accrued expenses	169,257
Net increase in unrealized appreciation on investment securities	(2,895,087)
Net increase in unrealized appreciation on options and swaptions contracts	(515,252)
Net increase in unrealized appreciation on futures and swaps contracts	(3,830,305)
Net realized loss on investment securities	10,977,169
Net realized gain on affiliated transactions	(366,210)
Net realized gain on options and swaptions contracts	(192,602)
Net realized loss on futures and swap contracts	2,439,345

Net cash provided by operating activities	78,856,462

Cash flows from financing activities:
Net borrowing (repayment) of reverse repurchase agreements and other short term borrowings	(80,818,587)
Proceeds from units sold	364,210,110
Payments on units redeemed	(345,161,175)
Cash distributions paid	(17,086,810)

Net cash used for financing activities	(78,856,462)

Net increase (decrease) in cash	—

Cash and cash equivalents (including foreign currency):
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity)	$19,780,972
Cash (paid) during the year for interest	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

117

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ENHANCED INCOME PORTFOLIO		LOW DURATION BOND PORTFOLIO		INTERMEDIATE GOVERNMENT BOND PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease) in net assets:
Operations:
Net investment income	$2,282,472	$1,653,272	$51,859,375	$51,161,302	$22,314,246	$19,873,290
Net realized gain (loss)	(190,913)	(139,711)	(14,830,513)	(13,417,126)	(4,482,180)	(2,886,184)
Net unrealized appreciation (depreciation)	143,683	(320,102)	7,317,653	(15,271,343)	(1,066,796)	(13,811,460)

Net increase in net assets resulting from operations	2,235,242	1,193,459	44,346,515	22,472,833	16,765,270	3,175,646

Distributions to shareholders from:
Net investment income:
BlackRock Class	(1,001,401)	(685,290)	(22,974,841)	(21,399,011)	—	—
Institutional Class	(1,328,499)	(991,596)	(12,202,848)	(12,976,033)	(7,863,116)	(5,987,593)
Service Class	(1,983)	(869)	(13,055,360)	(10,327,815)	(29,358)	(28,235)
Investor A Class	(178)	(31)	(2,792,502)	(2,215,025)	(10,870,767)	(6,367,147)
Investor B Class	—	—	(1,149,559)	(1,096,050)	(1,711,485)	(1,067,572)
Investor C Class	—	—	(1,822,395)	(1,841,995)	(454,909)	(342,355)

Total distributions from net investment income	(2,332,061)	(1,677,786)	(53,997,505)	(49,855,929)	(20,929,635)	(13,792,902)

Capital:
Institutional Class	—	—	—	—	—	(1,705,727)
Service Class	—	—	—	—	—	(8,044)
Investor A Class	—	—	—	—	—	(1,813,851)
Investor B Class	—	—	—	—	—	(304,127)
Investor C Class	—	—	—	—	—	(97,529)

Total distributions from capital	—	—	—	—	—	(3,929,278)

Net realized gains:
BlackRock Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	(1,106,478)
Service Class	—	—	—	—	—	(6,048)
Investor A Class	—	—	—	—	—	(183,301)
Investor B Class	—	—	—	—	—	(47,030)
Investor C Class	—	—	—	—	—	(55,783)

Total distributions from net realized gains	—	—	—	—	—	(1,398,640)

Total distributions to shareholders	(2,332,061)	(1,677,786)	(53,997,505)	(49,855,929)	(20,929,635)	(19,120,820)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	(6,299,894)	2,178,387	(323,302,158)	(353,543,952)	(110,096,378)	366,560,310

Redemption fees	—	—	—	3,856	—	838

Total increase (decrease) in net assets	(6,396,713)	1,694,060	(332,953,148)	(380,923,192)	(114,260,743)	350,615,974
Net assets:
Beginning of year	56,338,205	54,644,145	1,492,904,216	1,873,827,408	656,289,633	305,673,659

End of year	$49,941,492	$56,338,205	$1,159,951,068	$1,492,904,216	$542,028,890	$656,289,633

End of year undistributed net investment income (distributions in excess of net investment income)	$1,699	$14,165	$3,080,465	$4,928,237	$936,215	$(751,511)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

118

BLACKROCK FUNDS

INTERMEDIATE BOND PORTFOLIO		INTERMEDIATE BOND PORTFOLIO II		TOTAL RETURN PORTFOLIO		TOTAL RETURN PORTFOLIO II
FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05

$1,371,821	$974,699	$35,823,993	$33,190,206	$15,760,682	$13,652,000	$117,716,854	$103,561,095
(452,703)	(134,527)	(12,857,702)	973,668	(4,269,217)	2,168,605	(29,953,057)	9,490,234
198,351	(347,302)	7,240,644	(20,170,037)	1,941,522	(5,138,698)	8,936,495	(41,358,086)

1,117,469	492,870	30,206,935	13,993,837	13,432,987	10,681,907	96,700,292	71,693,243

(1,352,615)	(986,708)	(18,211,520)	(15,416,741)	(15,613,345)	(13,248,140)	(70,543,266)	(61,252,277)
(34,141)	(4,907)	(12,699,565)	(10,587,518)	(122,695)	(7)	(29,332,108)	(23,166,365)
(3)	—	(4,401,447)	(2,833,389)	(4)	(885)	(5,760,546)	(5,497,287)
(1,546)	(373)	(1,041,992)	(965,616)	(5,791)	(1,220)	(9,191,633)	(6,235,815)
(63)	(14)	(294,654)	(277,811)	(4,974)	(2,999)	(1,458,582)	(1,486,721)
(3)	—	(272,689)	(265,015)	(2,419)	(636)	(2,225,927)	(2,243,809)

(1,388,371)	(992,002)	(36,921,867)	(30,346,090)	(15,749,228)	(13,253,887)	(118,512,062)	(99,882,274)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	(22,983)	(43,118)	(3,605,317)	(1,561,658)	—	(7,579,173)	(2,614,942)
—	—	(33,239)	(2,617,586)	—	—	(3,029,266)	(1,031,692)
—	—	(10,093)	(720,929)	—	—	(773,275)	(256,095)
—	—	(2,968)	(278,111)	(326)	—	(1,017,963)	(232,258)
—	—	(1,115)	(106,933)	(616)	—	(230,083)	(94,378)
—	—	(954)	(110,018)	(271)	—	(339,860)	(143,147)

—	(22,983)	(91,487)	(7,438,894)	(1,562,871)	—	(12,969,620)	(4,372,512)

(1,388,371)	(1,014,985)	(37,013,354)	(37,784,984)	(17,312,099)	(13,253,887)	(131,481,682)	(104,254,786)

507,462	5,506,774	40,261,413	(2,239,453)	48,950,900	43,644,304	239,893,295	161,228,013

—	—	47	327	—	—	—	—

236,560	4,984,659	33,455,041	(26,030,273)	45,071,788	41,072,324	205,111,905	128,666,470
30,980,963	25,996,304	897,679,363	923,709,636	326,310,569	285,238,245	2,654,300,290	2,525,633,820

$31,217,523	$30,980,963	$931,134,404	$897,679,363	$371,382,357	$326,310,569	$2,859,412,195	$2,654,300,290

$11,956	$9,475	$2,457,617	$3,098,801	$867,610	$609,923	$664,868	$846,059

119

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	GOVERNMENT INCOME PORTFOLIO		INFLATION PROTECTED BOND PORTFOLIO		GNMA PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease) in net assets:
Operations:
Net investment income	$24,026,093	$16,824,977	$2,269,916	$1,371,305	$7,966,876	$9,202,109
Net realized gain (loss)	(19,057,743)	(356,534)	(486,080)	680,377	(2,296,797)	(613,452)
Net unrealized appreciation (depreciation)	8,915,962	(9,642,384)	(504,916)	(210,175)	498,499	(4,070,712)

Net increase (decrease) in net assets resulting from operations	13,884,312	6,826,059	1,278,920	1,841,507	6,168,578	4,517,945

Distributions to shareholders from:
Net investment income:
BlackRock Class	(403,136)	(511,763)	(1,419,864)	(1,287,901)	(618,604)	(458,891)
Institutional Class	—	—	(860,090)	(167,696)	(6,058,386)	(5,481,541)
Service Class	(8,945,494)	(7,849,415)	(168)	(23)	(407,663)	(229,895)
Investor A Class	(11,055,733)	(7,517,673)	(245,988)	(140,624)	(725,492)	(618,625)
Investor B Class	(1,150,622)	(1,517,239)	(123,422)	(40,615)	(735,437)	(711,108)
Investor C Class	(1,050,879)	(976,151)	(227,798)	(66,562)	(970,858)	(998,790)

Total distributions from net investment income	(22,605,864)	(18,372,241)	(2,877,330)	(1,703,421)	(9,516,440)	(8,498,850)

Capital:
BlackRock Class	—	(22,490)	—	—	—	—
Service Class	—	(344,955)	—	—	—	—
Investor A Class	—	(330,376)	—	—	—	—
Investor B Class	—	(66,677)	—	—	—	—
Investor C Class	—	(42,899)	—	—	—	—

Total distributions from capital	—	(807,397)	—	—	—	—

Net realized gains:
BlackRock Class	—	—	(281,924)	(245,658)	—	—
Institutional Class	—	—	(170,004)	(16,405)	—	—
Service Class	—	—	(26)	(1)	—	—
Investor A Class	—	—	(49,045)	(8,360)	—	—
Investor B Class	—	—	(31,301)	(1,956)	—	—
Investor C Class	—	—	(49,018)	(3,694)	—	—

Total distributions from net realized gains	—	—	(581,318)	(276,074)	—	—

Total distributions to shareholders	(22,605,864)	(19,179,638)	(3,458,648)	(1,979,495)	(9,516,440)	(8,498,850)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	(149,112,480)	348,126,461	7,399,139	17,767,043	(23,163,869)	(41,195,146)

Redemption fees	—	78	—	—	—	1,692

Total increase (decrease) in net assets	(157,834,032)	335,772,960	5,219,411	17,629,055	(26,511,731)	(45,174,359)
Net assets:
Beginning of year	543,825,003	208,052,043	38,552,753	20,923,698	202,386,846	247,561,205

End of year	$385,990,971	$543,825,003	$43,772,164	$38,552,753	$175,875,115	$202,386,846

End of year undistributed net investment income (distributions in excess of net investment income)	$1,209,598	$215,576	$404,437	$141,690	$833,431	$1,825,109

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

120

BLACKROCK FUNDS

MANAGED INCOME PORTFOLIO		INTERNATIONAL BOND PORTFOLIO		HIGH YIELD BOND PORTFOLIO
FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
$30,247,293	$32,017,033	$17,986,132	$16,094,755	$69,007,869	$61,613,791
(5,441,785)	2,768,613	(33,464,901)	(6,326,188)	(7,076,607)	25,349,009
(2,273,292)	(14,738,671)	14,896,179	(18,209,605)	9,257,194	(27,127,973)

22,532,216	20,046,975	(582,590)	(8,441,038)	71,188,456	59,834,827

—	—	(3,055,276)	(3,836,007)	(14,009,489)	(10,447,236)
(27,111,213)	(26,826,072)	(6,874,310)	(13,371,592)	(12,392,323)	(11,719,171)
(4,636,981)	(3,120,883)	(1,982,878)	(4,647,433)	(13,837,518)	(9,855,000)
(1,163,378)	(1,340,701)	(3,577,585)	(7,771,213)	(21,988,386)	(14,980,576)
(209,930)	(251,998)	(274,801)	(772,214)	(6,406,519)	(6,797,925)
(41,596)	(37,389)	(906,920)	(2,060,078)	(3,141,291)	(3,593,974)

(33,163,098)	(31,577,043)	(16,671,770)	(32,458,537)	(71,775,526)	(57,393,882)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	(31,979)	(2,582,656)	(2,217,477)
(3,040,738)	(2,338,691)	—	(111,687)	(2,881,584)	(2,744,299)
(463,358)	(263,605)	—	(45,846)	(2,823,364)	(2,126,281)
(138,959)	(128,734)	—	(76,674)	(4,542,282)	(1,216,391)
(33,849)	(32,026)	—	(9,510)	(1,871,545)	(1,516,927)
(6,487)	(4,139)	—	(22,658)	(845,010)	(990,873)

(3,683,391)	(2,767,195)	—	(298,354)	(15,546,441)	(10,812,248)

(36,846,489)	(34,344,238)	(16,671,770)	(32,756,891)	(87,321,967)	(68,206,130)

46,707,023	(49,835,255)	(148,404,176)	435,410,598	287,954,916	296,865,467

—	—	17,759	49,151	74,102	26,956

32,392,750	(64,132,518)	(165,640,777)	394,261,820	271,895,507	288,521,120
705,671,900	769,804,418	820,450,609	426,188,789	916,698,860	628,177,740

$738,064,650	$705,671,900	$654,809,832	$820,450,609	$1,188,594,367	$916,698,860

$(467,129)	$1,816,732	$(20,116,630)	$(18,600,878)	$(252,608)	$3,568,504

121

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Enhanced Income Portfolio
BlackRock Class
9/30/06	$9.86	$0.40		$—	$(0.41)	$—	$	— [13]	$9.85	4.16%
9/30/05	9.94	0.29	[6]	(0.08)	(0.29)	—		— [13]	9.86	2.15
3/04/04[1] - 9/30/04	10.00	0.11	[6]	(0.05)	(0.12)	—		— [13]	9.94	0.58[16]
Institutional Class
9/30/06	$9.86	$0.40		$—	$(0.41)	$—	$	— [13]	$9.85	4.11%
9/30/05	9.94	0.27	[6]	(0.07)	(0.28)	—		— [13]	9.86	2.05
3/19/04[1] - 9/30/04	10.00	0.09	[6]	(0.05)	(0.10)	—		— [13]	9.94	0.40[16]
Service Class
9/30/06	$9.70	$0.37		$—	$(0.37)	$—	$	— [13]	$9.70	3.94%
9/30/05	9.86	0.27	[6]	(0.11)	(0.32)	—		— [13]	9.70	1.66
3/19/04[1] - 9/30/04	10.00	0.14	[6]	(0.08)	(0.20)	—		— [13]	9.86	0.61[16]
Investor A Class
9/30/06	$9.85	$0.35		$—	$(0.36)	$—	$	— [13]	$9.84	3.65%[3]
9/30/05	9.93	0.28	[6]	(0.12)	(0.24)	—		— [13]	9.85	1.62[3]
3/19/04[1] - 9/30/04	10.00	0.06	[6]	(0.07)	(0.06)	—		— [13]	9.93	(0.12)[3,16]
Low Duration Bond Portfolio
BlackRock Class
9/30/06	$9.92	$0.40		$(0.05)	$(0.41)	$—	$	— [13]	$9.86	3.61%
9/30/05	10.09	0.32	[6]	(0.17)	(0.32)	—		— [13]	9.92	1.49[7]
9/30/04	10.23	0.23	[6]	(0.11)	(0.21)	(0.04)		— [13]	10.09	1.18
9/30/03[15]	10.25	0.30	[5]	0.01 [5]	(0.32)	(0.01)		— [13]	10.23	2.98
9/30/02[15]	10.20	0.42	[5]	0.13 [5]	(0.45)	(0.05)		— [13]	10.25	5.58
Institutional Class
9/30/06	$9.93	$0.38		$(0.04)	$(0.40)	$—	$	— [13]	$9.87	3.51%
9/30/05	10.09	0.31	[6]	(0.17)	(0.30)	—		— [13]	9.93	1.43[7]
9/30/04	10.23	0.21	[6]	(0.11)	(0.20)	(0.04)		— [13]	10.09	1.03
9/30/03[15]	10.25	0.26	[5]	0.03 [5]	(0.30)	(0.01)		— [13]	10.23	2.82
9/30/02[15]	10.21	0.41	[5]	0.12 [5]	(0.44)	(0.05)		— [13]	10.25	5.32
Service Class
9/30/06	$9.93	$0.35		$(0.04)	$(0.37)	$—	$	— [13]	$9.87	3.19%
9/30/05	10.09	0.28	[6]	(0.16)	(0.28)	—		— [13]	9.93	1.17[7]
9/30/04	10.23	0.19	[6]	(0.12)	(0.17)	(0.04)		— [13]	10.09	0.73
9/30/03[15]	10.25	0.24	[5]	0.02[5]	(0.27)	(0.01)		— [13]	10.23	2.52
9/30/02[15]	10.21	0.38	[5]	0.12[5]	(0.41)	(0.05)		— [13]	10.25	5.01
Investor A Class
9/30/06	$9.93	$0.3	[5]	$(0.04)	$(0.37)	$—	$	— [13]	$9.87	3.18%[3]
9/30/05	10.10	0.28	[6]	(0.17)	(0.28)	—		— [13]	9.93	1.07[3,7]
9/30/04	10.24	0.18	[6]	(0.12)	(0.16)	(0.04)		— [13]	10.10	0.69[3]
9/30/03[15]	10.26	0.21	[5]	0.04 [5]	(0.26)	(0.01)		— [13]	10.24	2.47[3]
9/30/02[15]	10.21	0.36	[5]	0.13 [5]	(0.39)	(0.05)		— [13]	10.26	4.93[3]
Investor B Class
9/30/06	$9.93	$0.28		$(0.05)	$(0.29)	$—	$	— [13]	$9.87	2.41%[4]
9/30/05	10.09	0.21[6]		(0.17)	(0.20)	—		— [13]	9.93	0.41[4,7]
9/30/04	10.23	0.10[6]		(0.11)	(0.09)	(0.04)		— [13]	10.09	(0.06)[4]
9/30/03[15]	10.25	0.15[5]		0.03 [5]	(0.19)	(0.01)		— [13]	10.23	1.70[4]
9/30/02[15]	10.21	0.29[5]		0.12[5]	(0.32)	(0.05)		— [13]	10.25	4.05[4]
Investor C Class
9/30/06	$9.93	$0.28		$(0.05)	$(0.29)	$—	$	— [13]	$9.87	2.42%[4]
9/30/05	10.09	0.21[6]		(0.17)	(0.20)	—		— [13]	9.93	0.41[4,7]
9/30/04	10.23	0.10[6]		(0.11)	(0.09)	(0.04)		— [13]	10.09	(0.06)[4]
9/30/03[15]	10.25	0.15[5]		0.03[5]	(0.19)	(0.01)		— [13]	10.23	1.70[4]
9/30/02[15]	10.21	0.30[5]		0.11[5]	(0.32)	(0.05)		— [13]	10.25	4.05[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

122

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Enhanced Income Portfolio (Continued)
BlackRock Class
9/30/06	$18,172		0.30%	0.30%	0.69%	4.09%	3.70%	108%
9/30/05	23,641		0.32	0.30	0.72	2.94	2.54	147
3/04/04[1] - 9/30/04	18,677		0.30 [2,14]	0.30 [2,14]	1.14 [2,14]	1.87 [2,14]	1.03 [2,14]	208
Institutional Class
9/30/06	$31,696		0.36%	0.36%	0.74%	4.04%	3.66%	108%
9/30/05	32,646		0.41	0.40	0.83	2.74	2.32	147
3/19/04[1] - 9/30/04	35,967		0.40 [2,14]	0.40 [2,14]	1.26 [2,14]	1.77 [2,14]	0.91 [2,14]	208
Service Class
9/30/06	$21		0.74%	0.74%	1.29%	3.80%	3.25%	108%
9/30/05	49		0.74	0.71	1.09	2.77	2.42	147
3/19/04[1] - 9/30/04	—	[17]	0.71 [2]	0.71 [2]	1.51 [2]	1.46 [2]	0.66 [2]	208
Investor A Class
9/30/06	$52		0.79%	0.79%	3.19%	3.72%	1.32%	108%
9/30/05	2		0.74	0.71	1.19	2.77	2.32	147
3/19/04[1] - 9/30/04	—	[17]	0.71 [2]	0.71 [2]	1.61 [2]	1.46 [2]	0.56 [2]	208
Low Duration Bond Portfolio (Continued)
BlackRock Class
9/30/06	$540,714		0.41%	0.40%	0.68%	4.02%	3.75%	72%
9/30/05	543,043		0.40	0.40	0.68	3.22	2.94	127
9/30/04	772,355		0.40	0.40	0.65	2.25	1.99	216
9/30/03[15]	625,363		0.40	0.40	0.67	2.315	2.045	195
9/30/02[15]	281,844		0.40	0.40	0.79	3.865	3.475	195
Institutional Class
9/30/06	$218,192		0.50%	0.49%	0.73%	3.88%	3.65%	72%
9/30/05	378,712		0.55	0.55	0.80	3.07	2.82	127
9/30/04	477,622		0.55	0.55	0.78	2.09	1.86	216
9/30/03[15]	477,420		0.55	0.55	0.80	2.285	2.035	195
9/30/02[15]	298,698		0.55	0.55	0.81	3.765	3.505	195
Service Class
9/30/06	$246,965		0.82%	0.81%	1.04%	3.59%	3.37%	72%
9/30/05	377,470		0.81	0.81	1.05	2.82	2.58	127
9/30/04	345,733		0.84	0.84	1.07	1.83	1.60	216
9/30/03[15]	248,426		0.85	0.85	1.10	1.945	1.695	195
9/30/02[15]	120,857		0.85	0.85	1.11	3.405	3.155	195
Investor A Class
9/30/06	$72,077		0.82%	0.81%	1.19%	3.58%	3.21%	72%
9/30/05	75,652		0.81	0.81	1.15	2.81	2.47	127
9/30/04	87,317		0.88	0.88	1.27	1.74	1.35	216
9/30/03[15]	102,047		0.90	0.90	1.20	1.915	1.615	195
9/30/02[15]	69,211		1.02	1.02	1.27	3.185	2.935	195
Investor B Class
9/30/06	$31,938		1.57%	1.56%	1.86%	2.83%	2.54%	72%
9/30/05	45,942		1.56	1.56	1.81	2.06	1.81	127
9/30/04	66,253		1.63	1.63	1.92	1.00	0.71	216
9/30/03[15]	83,937		1.65	1.65	1.95	1.175	0.875	195
9/30/02[15]	53,087		1.77	1.77	2.02	2.485	2.235	195
Investor C Class
9/30/06	$50,065		1.57%	1.56%	1.84%	2.84%	2.57%	72%
9/30/05	72,085		1.57	1.57	1.81	2.06	1.82	127
9/30/04	124,548		1.63	1.63	1.93	0.98	0.69	216
9/30/03[15]	198,234		1.65	1.65	1.95	1.165	0.865	195
9/30/02[15]	118,851		1.77	1.77	2.00	2.305	2.055	195

123

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS ( BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL	DISTRIBUTIONS FROM NET REALIZED GAINS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Intermediate Government Bond Portfolio
Institutional Class
9/30/06	$10.20	$0.42		$(0.07)	$(0.40)	$—	$—	$10.15	3.48%
9/30/05	10.45	0.39	[6]	(0.25)	(0.26)	(0.08)	(0.05)	10.20	1.38
9/30/04	10.63	0.38	[6]	(0.17)	(0.39)	—	—	10.45	2.01
9/30/03[15]	10.82	0.48	[5]	(0.15)[5]	(0.52)	—	—	10.63	3.09
9/30/02[15]	10.55	0.55	[5]	0.265	(0.54)	—	—	10.82	7.97
Service Class
9/30/06	$10.19	$0.39		$(0.07)	$(0.37)	$—	$—	$10.14	3.18%
9/30/05	10.44	0.36	[6]	(0.25)	(0.24)	(0.07)	(0.05)	10.19	1.08
9/30/04	10.62	0.35	[6]	(0.17)	(0.36)	—	—	10.44	1.71
9/30/03[15]	10.81	0.45	[5]	(0.16)[5]	(0.48)	—	—	10.62	2.79
9/30/02[15]	10.55	0.52	[5]	0.255	(0.51)	—	—	10.81	7.56
Investor A Class
9/30/06	$10.23	$0.38		$(0.09)	$(0.35)	$—	$—	$10.17	2.96%[3]
9/30/05	10.47	0.35	[6]	(0.24)	(0.23)	(0.07)	(0.05)	10.23	1.07	[3]
9/30/04	10.65	0.33	[6]	(0.17)	(0.34)	—	—	10.47	1.54	[3]
9/30/03[15]	10.84	0.44	[5]	(0.16)[5]	(0.47)	—	—	10.65	2.60	[3]
9/30/02[15]	10.57	0.51	[5]	0.255	(0.49)	—	—	10.84	7.46	[3]
Investor B Class
9/30/06	$10.20	$0.30		$(0.07)	$(0.28)	$—	$—	$10.15	2.26%[4]
9/30/05	10.45	0.27	[6]	(0.24)	(0.18)	(0.05)	(0.05)	10.20	0.22	[4]
9/30/04	10.62	0.25	[6]	(0.16)	(0.26)	—	—	10.45	0.88	[4]
9/30/03[15]	10.82	0.34	[5]	(0.15)[5]	(0.39)	—	—	10.62	1.75	[4]
9/30/02[15]	10.55	0.43	[5]	0.255	(0.41)	—	—	10.82	6.68	[4]
Investor C Class
9/30/06	$10.21	$0.30		$(0.08)	$(0.28)	$—	$—	$10.15	2.16%[4]
9/30/05	10.46	0.27	[6]	(0.24)	(0.18)	(0.05)	(0.05)	10.21	0.22	[4]
9/30/04	10.63	0.26	[6]	(0.17)	(0.26)	—	—	10.46	0.88	[4]
9/30/03[15]	10.83	0.34	[5]	(0.15)[5]	(0.39)	—	—	10.63	1.75	[4]
9/30/02[15]	10.55	0.42	[5]	0.275	(0.41)	—	—	10.83	6.77	[4]
Intermediate Bond Portfolio
BlackRock Class
9/30/06	$9.82	$0.43		$(0.07)	$(0.44)	$—	$—	$9.74	3.75%
9/30/05	10.01	0.37	[6]	(0.17)	(0.38)	—	(0.01)	9.82	1.98
8/18/04[1] - 9/30/04	10.00	0.10	[6]	(0.04)	(0.05)	—	—	10.01	0.57	[16]
Institutional Class
9/30/06	$10.17	$0.43		$(0.08)	$(0.43)	$—	$—	$10.09	3.53%
9/30/05	10.06	0.31[6]		(0.13)	(0.06)	—	(0.01)	10.17	1.78
8/18/04[1] - 9/30/04	10.00	0.06[6]		—	—	—	—	10.06	0.60	[16]
Service Class
9/30/06	$10.19	$0.41		$(0.10)	$(0.33)	$—	$—	$10.17	3.10%
9/30/05	10.04	0.33	[6]	(0.17)	—	—	(0.01)	10.19	1.58
8/18/04[1] - 9/30/04	10.00	0.01	[6]	0.03	—	—	—	10.04	0.40	[16]
Investor A Class
9/30/06	$10.02	$0.40		$(0.10)	$(0.40)	$—	$—	$9.92	3.04%[3]
9/30/05	10.06	0.33	[6]	(0.17)	(0.19)	—	(0.01)	10.02	1.60	[3]
8/18/04[1] - 9/30/04	10.00	0.06	[6]	—	—	—	—	10.06	0.60	[3,16]
Investor B Class
9/30/06	$10.01	$0.32		$(0.08)	$(0.32)	$—	$—	$9.93	2.42%[4]
9/30/05	10.06	0.23	[6]	(0.15)	(0.12)	—	(0.01)	10.01	0.81	[4]
8/18/04[1] - 9/30/04	10.00	0.06	[6]	—	—	—	—	10.06	0.60	[4,16]
Investor C Class
9/30/06	$10.13	$0.32		$(0.09)	$(0.26)	$—	$—	$10.10	2.37%[4]
9/30/05	10.06	0.19	[6]	(0.11)	—	—	(0.01)	10.13	0.78	[4]
8/18/04[1] - 9/30/04	10.00	0.06	[6]	—	—	—	—	10.06	0.60	[4,16]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

124

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Intermediate Government Bond Portfolio (Continued)
Institutional Class
9/30/06	$190,154		0.60%	0.60%	0.77%	4.14%	3.97%	92%
9/30/05	214,980		0.60	0.60	0.89	3.78	3.49	194
9/30/04	236,212		0.60	0.60	0.84	3.62	3.38	200
9/30/03[15]	230,609		0.60	0.60	0.85	4.515	4.265	143
9/30/02[15]	281,983		0.60	0.60	0.83	5.385	5.165	183
Service Class
9/30/06	$831		0.90%	0.90%	1.10%	3.86%	3.66%	92%
9/30/05	842		0.90	0.90	1.14	3.48	3.24	194
9/30/04	1,235		0.86	0.86	1.08	3.38	3.16	200
9/30/03[15]	1,447		0.90	0.90	1.15	4.225	3.975	143
9/30/02[15]	2,007		0.91	0.90	1.12	5.345	5.125	183
Investor A Class
9/30/06	$285,303		1.00%	1.00%	1.19%	3.74%	3.55%	92%
9/30/05	345,132		0.99	0.99	1.25	3.43	3.17	194
9/30/04	43,500		1.05	1.05	1.33	3.17	2.89	200
9/30/03[15]	54,693		1.07	1.07	1.32	3.995	3.755	143
9/30/02[15]	52,507		1.08	1.07	1.30	4.835	4.615	183
Investor B Class
9/30/06	$51,314		1.79%	1.79%	1.91%	2.95%	2.83%	92%
9/30/05	75,182		1.75	1.75	1.90	2.69	2.54	194
9/30/04	10,533		1.80	1.80	1.98	2.43	2.25	200
9/30/03[15]	12,312		1.82	1.82	2.06	3.225	2.975	143
9/30/02[15]	8,197		1.81	1.81	2.04	4.005	3.785	183
Investor C Class
9/30/06	$14,426		1.79%	1.79%	1.90%	2.96%	2.85%	92%
9/30/05	20,154		1.75	1.75	1.90	2.66	2.51	194
9/30/04	14,194		1.80	1.80	1.98	2.45	2.27	200
9/30/03[15]	18,028		1.82	1.82	2.06	3.135	2.895	143
9/30/02[15]	7,389		1.81	1.81	2.03	3.935	3.715	183
Intermediate Bond Portfolio (Continued)
BlackRock Class
9/30/06	$30,370		0.40%	0.40%	0.96%	4.46%	3.90%	142%
9/30/05	30,133		0.40	0.40	1.04	3.72	3.08	217
8/18/04[1] - 9/30/04	25,918		0.40 [2,14]	0.40 [2,14]	3.40 [2,14]	3.91 [2,14]	0.91 [2,14]	114
Institutional Class
9/30/06	$800		0.47%	0.47%	0.98%	4.23%	3.72%	142%
9/30/05	826		0.55	0.55	1.18	3.63	3.00	217
8/18/04[1] - 9/30/04	—	[17]	0.55 [2]	0.55 [2]	3.52 [2]	3.76 [2]	0.79 [2]	114
Service Class
9/30/06	$—	[17]	0.84%	0.84%	57.31%	3.96%	(52.51%)	142%
9/30/05	—	[17]	0.80	0.80	1.42	3.37	2.75	217
8/18/04[1] - 9/30/04	—	[17]	0.81 [2]	0.81 [2]	3.77 [2]	3.50 [2]	0.54 [2]	114
Investor A Class
9/30/06	$46		0.86%	0.86%	1.52%	3.96%	3.30%	142%
9/30/05	20		0.80	0.80	1.52	3.37	2.65	217
8/18/04[1] - 9/30/04	—	[17]	0.81 [2]	0.81 [2]	3.87 [2]	3.50 [2]	0.44 [2]	114
Investor B Class
9/30/06	$2		1.58%	1.58%	5.75%	3.17%	(1.00%)	142%
9/30/05	2		1.55	1.55	2.17	2.62	2.00	217
8/18/04[1] - 9/30/04	—	[17]	1.56 [2]	1.56 [2]	4.52 [2]	2.75 [2]	(0.21)[2]	114
Investor C Class
9/30/06	$—	[17]	1.60%	1.60%	24.98%	3.15%	(20.23%)	142%
9/30/05	—	[17]	1.55	1.55	2.17	2.62	2.00	217
8/18/04[1] - 9/30/04	—	[17]	1.56 [2]	1.56 [2]	4.52 [2]	2.75 [2]	(0.21)[2]	114

125

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL	DISTRIBUTIONS FROM NET REALIZED GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Intermediate Bond II Portfolio
BlackRock Class
9/30/06	$9.32	$0.39		$(0.07)	$(0.40)	$—	$—	$—	[13]	$9.24	3.54%[7]
9/30/05	9.57	0.35	[6]	(0.20)	(0.32)	—	(0.08)	—	[13]	9.32	1.61
9/30/04	9.89	0.35	[6]	(0.09)	(0.36)	—	(0.22)	—	[13]	9.57	2.72
9/30/03[15]	9.81	0.49	[5]	0.13 [5]	(0.52)	—	(0.02)	—	[13]	9.89	6.56
9/30/02[15]	9.72	0.55	[5]	0.18 [5]	(0.54)	—	(0.10)	—	[13]	9.81	7.87
Institutional Class
9/30/06	$9.32	$0.38		$(0.07)	$(0.39)	$—	$—	$—	[13]	$9.24	3.45%[7]
9/30/05	9.57	0.34	[6]	(0.20)	(0.31)	—	(0.08)	—	[13]	9.32	1.46
9/30/04	9.89	0.34	[6]	(0.10)	(0.34)	—	(0.22)	—	[13]	9.57	2.57
9/30/03[15]	9.81	0.47	[5]	0.14 [5]	(0.51)	—	(0.02)	—	[13]	9.89	6.40
9/30/02[15]	9.71	0.54	[5]	0.19 [5]	(0.53)	—	(0.10)	—	[13]	9.81	7.82
Service Class
9/30/06	$9.33	$0.35		$(0.08)	$(0.36)	$—	$—	$—	[13]	$9.24	2.98%[7]
9/30/05	9.57	0.31	[6]	(0.19)	(0.28)	—	(0.08)	—	[13]	9.33	1.30
9/30/04	9.89	0.31	[6]	(0.10)	(0.31)	—	(0.22)	—	[13]	9.57	2.26
9/30/03[15]	9.81	0.44	[5]	0.14 [5]	(0.48)	—	(0.02)	—	[13]	9.89	6.08
9/30/02[15]	9.71	0.52	[5]	0.18 [5]	(0.50)	—	(0.10)	—	[13]	9.81	7.50
Investor A Class
9/30/06	$9.32	$0.35		$(0.07)	$(0.36)	$—	$—	$—	[13]	$9.24	3.09%[3,7]
9/30/05	9.57	0.32	[6]	(0.20)	(0.29)	—	(0.08)	—	[13]	9.32	1.20	[3]
9/30/04	9.88	0.31	[6]	(0.09)	(0.31)	—	(0.22)	—	[13]	9.57	2.33	[3]
9/30/03[15]	9.81	0.43	[5]	0.14 [5]	(0.48)	—	(0.02)	—	[13]	9.88	5.92	[3]
9/30/02[15]	9.71	0.49	[5]	0.19 [5]	(0.48)	—	(0.10)	— [13]		9.81	7.32	[3]
Investor B Class
9/30/06	$9.32	$0.27		$(0.06)	$(0.29)	$—	$—	$—	[13]	$9.24	2.29%[4,7]
9/30/05	9.57	0.24	[6]	(0.20)	(0.21)	—	(0.08)	—	[13]	9.32	0.44	[4]
9/30/04	9.89	0.23	[6]	(0.09)	(0.24)	—	(0.22)	—	[13]	9.57	1.46	[4]
9/30/03[15]	9.81	0.36	[5]	0.14 [5]	(0.40)	—	(0.02)	—	[13]	9.89	5.24	[4]
9/30/02[15]	9.72	0.43	[5]	0.17 [5]	(0.41)	—	(0.10)	—	[13]	9.81	6.41	[4]
Investor C Class
9/30/06	$9.33	$0.28		$(0.07)	$(0.29)	$—	$—	$—	[13]	$9.25	2.33%[4,7]
9/30/05	9.57	0.25	[6]	(0.20)	(0.21)	—	(0.08)	—	[13]	9.33	0.54	[4]
9/30/04	9.89	0.23	[6]	(0.09)	(0.24)	—	(0.22)	—	[13]	9.57	1.46	[4]
9/30/03[15]	9.82	0.35	[5]	0.14 [5]	(0.40)	—	(0.02)	—	[13]	9.89	5.13	[4]
9/30/02[15]	9.72	0.42	[5]	0.19 [5]	(0.41)	—	(0.10)	—	[13]	9.82	6.52	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

126

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
Intermediate Bond II Portfolio (Continued)
BlackRock Class
9/30/06	$397,585	0.45%	0.45%	0.67%	4.20%		3.98%		113%
9/30/05	435,529	0.45	0.45	0.70	3.75		3.50		194
9/30/04	444,821	0.45	0.45	0.69	3.67		3.43		216
9/30/03[15]	392,112	0.45	0.45	0.69	4.92	[5]	4.68	[5]	220
9/30/02[15]	371,857	0.48	0.45	0.81	5.80	[5]	5.48	[5]	239
Institutional Class
9/30/06	$305,384	0.53%	0.53%	0.72%	4.12%		3.93%		113%
9/30/05	316,522	0.60	0.60	0.83	3.60		3.37		194
9/30/04	332,460	0.60	0.60	0.81	3.53		3.32		216
9/30/03[15]	371,079	0.61	0.60	0.84	4.81	[5]	4.59	[5]	220
9/30/02[15]	378,616	0.63	0.60	0.84	5.66	[5]	5.45	[5]	239
Service Class
9/30/06	$184,276	0.88%	0.88%	1.11%	3.80%		3.57%		113%
9/30/05	94,557	0.86	0.86	1.08	3.34		3.12		194
9/30/04	84,013	0.89	0.89	1.10	3.23		3.02		216
9/30/03[15]	56,632	0.89	0.89	1.11	4.44	[5]	4.22	[5]	220
9/30/02[15]	35,198	0.94	0.90	1.15	5.36	[5]	5.15	[5]	239
Investor A Class
9/30/06	$27,545	0.89%	0.89%	1.18%	3.76%		3.47%		113%
9/30/05	31,272	0.86	0.86	1.18	3.34		3.02		194
9/30/04	33,977	0.93	0.93	1.29	3.20		2.83		216
9/30/03[15]	38,547	0.94	0.94	1.21	4.46	[5]	4.19	[5]	220
9/30/02[15]	26,805	1.12	1.07	1.33	5.22	[5]	5.01	[5]	239
Investor B Class
9/30/06	$7,937	1.67%	1.67%	1.88%	2.97%		2.76%		113%
9/30/05	10,594	1.61	1.61	1.83	2.59		2.37		194
9/30/04	14,106	1.68	1.68	1.94	2.45		2.18		216
9/30/03[15]	12,850	1.69	1.69	1.96	3.67	[5]	3.40	[5]	220
9/30/02[15]	6,291	1.86	1.81	2.07	4.45	[5]	4.24[5]		239
Investor C Class
9/30/06	$8,408	1.62%	1.62%	1.82%	3.02%		2.82%		113%
9/30/05	9,204	1.61	1.61	1.83	2.59		2.37		194
9/30/04	14,334	1.67	1.67	1.93	2.45		2.18		216
9/30/03[15]	13,046	1.68	1.68	1.95	3.51	[5]	3.25	[5]	220
9/30/02[15]	3,950	1.85	1.80	2.06	4.37	[5]	4.16	[5]	239

127

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS ( BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED GAINS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Total Return Portfolio
BlackRock Class
9/30/06	$10.27	$0.45		$(0.08)	$(0.45)	$(0.05)	$10.14	3.76%
9/30/05	10.34	0.41	[6]	(0.08)	(0.40)	—	10.27	3.21
9/30/04	10.46	0.38	[6]	(0.01)	(0.36)	(0.13)	10.34	3.65
9/30/03[15]	10.31	0.42	[5]	0.29 [5]	(0.50)	(0.06)	10.46	7.00
12/07/01[1,15] - 9/30/02	10.00	0.40		0.32	(0.41)	—	10.31	7.37	[16]
Institutional Class
9/30/06	$10.21	$0.45		$(0.07)	$(0.45)	$(0.05)	$10.09	3.79%
9/30/05	10.28	0.47	[6]	(0.16)	(0.38)	—	10.21	3.08
9/30/04	10.46	0.28	[6]	0.02	(0.35)	(0.13)	10.28	2.91
9/30/03[15]	10.31	0.40	[5]	0.29 [5]	(0.48)	(0.06)	10.46	6.84
12/07/01[1,15] - 9/30/02	10.00	0.24		0.47	(0.40)	—	10.31	7.21	[16]
Service Class
9/30/06	$10.33	$0.40		$(0.06)	$(0.41)	$(0.05)	$10.21	3.38%
9/30/05	10.40	0.38	[6]	(0.09)	(0.36)	—	10.33	2.77
9/30/04	10.46	0.38	[6]	0.01	(0.32)	(0.13)	10.40	3.78
9/30/03[15]	10.31	0.37	[5]	0.29 [5]	(0.45)	(0.06)	10.46	6.53
12/07/01[1,15] - 9/30/02	10.00	0.23		0.48	(0.40)	—	10.31	7.22	[16]
Investor A Class
9/30/06	$10.28	$0.40		$(0.07)	$(0.41)	$(0.05)	$10.15	3.28%[3]
9/30/05	10.35	0.36	[6]	(0.07)	(0.36)	—	10.28	2.79	[3]
9/30/04	10.46	0.33	[6]	—	(0.31)	(0.13)	10.35	3.25	[3]
9/30/03[15]	10.31	0.37	[5]	0.29 [5]	(0.45)	(0.06)	10.46	6.47	[3]
12/07/01[1,15] - 9/30/02	10.00	0.08		0.59	(0.36)	—	10.31	6.88	[3,16]
Investor B Class
9/30/06	$10.27	$0.33		$(0.08)	$(0.33)	$(0.05)	$10.14	2.50%[4]
9/30/05	10.34	0.29	[6]	(0.08)	(0.28)	—	10.27	2.02	[4]
9/30/04	10.46	0.25	[6]	—	(0.24)	(0.13)	10.34	2.38	[4]
9/30/03[15]	10.31	0.29	[5]	0.29 [5]	(0.37)	(0.06)	10.46	5.68	[4]
12/07/01[1,15] - 9/30/02	10.00	0.43		0.21	(0.33)	—	10.31	6.46	[4,16]
Investor C Class
9/30/06	$10.26	$0.33		$(0.08)	$(0.33)	$(0.05)	$10.13	2.50%[4]
9/30/05	10.33	0.28	[6]	(0.07)	(0.28)	—	10.26	2.02	[4]
9/30/04	10.46	0.27	[6]	(0.03)	(0.24)	(0.13)	10.33	2.28	[4]
9/30/03[15]	10.31	0.29	[5]	0.29 [5]	(0.37)	(0.06)	10.46	5.68	[4]
12/07/01[1,15] - 9/30/02	10.00	0.43		0.21	(0.33)	—	10.31	6.46	[4,16]
Total Return II Portfolio
BlackRock Class
9/30/06	$9.64	$0.43		$(0.08)	$(0.43)	$(0.05)	$9.51	3.74%
9/30/05	9.76	0.40	[6]	(0.11)	(0.39)	(0.02)	9.64	2.96
9/30/04	10.03	0.40	[6]	(0.06)	(0.36)	(0.25)	9.76	3.83
9/30/03[15]	10.02	0.45	[5]	0.16 [5]	(0.55)	(0.05)	10.03	6.33
9/30/02[15]	9.98	0.54	[5]	0.20 [5]	(0.58)	(0.12)	10.02	7.74
Institutional Class
9/30/06	$9.62	$0.42		$(0.08)	$(0.42)	$(0.05)	$9.49	3.66%
9/30/05	9.74	0.39	[6]	(0.12)	(0.37)	(0.02)	9.62	2.81
9/30/04	10.01	0.39	[6]	(0.04)	(0.37)	(0.25)	9.74	3.68
9/30/03[15]	10.00	0.44	[5]	0.16 [5]	(0.54)	(0.05)	10.01	6.19
9/30/02[15]	9.98	0.53	[5]	0.18 [5]	(0.57)	(0.12)	10.00	7.36
Service Class
9/30/06	$9.62	$0.39		$(0.07)	$(0.40)	$(0.05)	$9.49	3.38%
9/30/05	9.74	0.36	[6]	(0.11)	(0.35)	(0.02)	9.62	2.54
9/30/04	10.01	0.36	[6]	(0.04)	(0.34)	(0.25)	9.74	3.38
9/30/03[15]	9.99	0.42	[5]	0.16 [5]	(0.51)	(0.05)	10.01	5.98
9/30/02[15]	9.98	0.52	[5]	0.15 [5]	(0.54)	(0.12)	9.99	6.94

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

128

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Total Return Portfolio (Continued)
BlackRock Class
9/30/06	$366,353		0.40%	0.40%	0.69%	4.50%		4.21%	192%
9/30/05	326,033		0.40	0.40	0.72	3.98		3.66	358
9/30/04	285,096		0.40	0.40	0.71	3.68		3.37	412
9/30/03[15]	224,248		0.40	0.40	0.75	3.61	[5]	3.26 [5]	1,021[9]
12/07/01[1,15] - 9/30/02	95,503		0.32 [2]	0.32 [2]	0.72 [2]	3.94	[2]	3.54 [2]	330
Institutional Class
9/30/06	$4,402		0.45%	0.45%	0.83%	4.57%		4.18%	192%
9/30/05	—	[17]	0.55	0.55	0.83	3.83		3.55	358
9/30/04	—	[17]	0.55	0.55	0.82	3.53		3.26	412
9/30/03[15]	—	[17]	0.55	0.55	0.90	3.47	[5]	3.12 [5]	1,021[9]
12/07/01[1,15] - 9/30/02	—	[17]	0.52 [2]	0.52 [2]	0.93 [2]	3.80	[2]	3.38[2]	330
Service Class
9/30/06	$—	[17]	0.88%	0.85%	31.07%	3.93%		(26.27%)	192%
9/30/05	—	[17]	0.80	0.80	1.08	3.57		3.29	358
9/30/04	29		0.78	0.78	1.07	3.74		3.45	412
9/30/03[15]	—	[17]	0.85	0.85	1.20	3.17	[5]	2.82[5]	1,021[9]
12/07/01[1,15] - 9/30/02	—	[17]	0.82 [2]	0.82 [2]	1.23 [2]	3.50	[2]	3.08[2]	330
Investor A Class
9/30/06	$298		0.88%	0.88%	2.13%	4.03%		2.78%	192%
9/30/05	88		0.80	0.80	1.19	3.56		3.17	358
9/30/04	9		0.86	0.86	1.28	3.21		2.79	412
9/30/03[15]	8		0.90	0.90	1.25	3.12	[5]	2.77[5]	1,021[9]
12/07/01[1,15] - 9/30/02	2		0.99 [2]	0.99 [2]	1.40 [2]	3.33	[2]	2.91[2]	330
Investor B Class
9/30/06	$226		1.62%	1.62%	3.30%	3.29%		1.61%	192%
9/30/05	137		1.56	1.56	1.84	2.84		2.56	358
9/30/04	103		1.63	1.63	1.97	2.46		2.12	412
9/30/03[15]	80		1.65	1.65	2.00	2.36	[5]	2.01[5]	1,021[9]
12/07/01[1,15] - 9/30/02	— [17]		1.74 [2]	1.74 [2]	2.15 [2]	2.58	[2]	2.16[2]	330
Investor C Class
9/30/06	$102		1.62%	1.62%	10.03%	3.27%		(5.14%)	192%
9/30/05	53		1.55	1.56	1.84	2.78		2.49	358
9/30/04	—	[17]	1.63	1.63	1.97	2.46		2.12	412
9/30/03[15]	—	[17]	1.65	1.65	2.00	2.37	[5]	2.02[5]	1,021[9]
12/07/01[1,15] - 9/30/02	—	[17]	1.74 [2]	1.74 [2]	2.15 [2]	2.58	[2]	2.16[2]	330
Total Return II Portfolio (Continued)
BlackRock Class
9/30/06	$1,619,004		0.40%	0.40%	0.61%	4.51%		4.30%	197%
9/30/05	1,543,861		0.40	0.40	0.64	4.13		3.89	351
9/30/04	1,400,826		0.40	0.40	0.63	4.13		3.89	360
9/30/03[15]	1,035,461		0.40	0.40	0.65	4.52	[5]	4.28[5]	659[8]
9/30/02[15]	763,736		0.46	0.40	0.79	5.48	[5]	5.14[5]	359
Institutional Class
9/30/06	$773,866		0.47%	0.47%	0.66%	4.46%		4.27%	197%
9/30/05	614,700		0.55	0.55	0.77	4.00		3.78	351
9/30/04	697,687		0.55	0.55	0.76	3.97		3.76	360
9/30/03[15]	907,864		0.55	0.55	0.78	4.44	[5]	4.21[5]	659[8]
9/30/02[15]	918,935		0.60	0.55	0.82	5.36	[5]	5.14[5]	359
Service Class
9/30/06	$127,902		0.76%	0.76%	0.95%	4.16%		3.97%	197%
9/30/05	158,200		0.81	0.81	1.03	3.73		3.51	351
9/30/04	152,085		0.84	0.84	1.05	3.69		3.48	360
9/30/03[15]	139,499		0.85	0.85	1.08	4.09	[5]	3.86[5]	659[8]
9/30/02[15]	115,774		0.91	0.85	1.13	5.07	[5]	4.85[5]	359

129

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL	DISTRIBUTIONS FROM NET REALIZED GAINS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Total Return II Portfolio (Continued)
Investor A Class
9/30/06	$9.63	$0.39	$(0.08)	$(0.39)	$—	$(0.05)	$9.50	3.32%[3]
9/30/05	9.75	0.36[6]	(0.11)	(0.35)	—	(0.02)	9.63	2.54[3]
9/30/04	10.01	0.35[6]	(0.02)	(0.34)	—	(0.25)	9.75	3.44[3]
9/30/03[15]	10.00	0.40[5]	0.16[5]	(0.50)	—	(0.05)	10.01	5.81[3]
9/30/02[15]	9.99	0.47[5]	0.18[5]	(0.52)	—	(0.12)	10.00	6.75[3]
Investor B Class
9/30/06	$9.62	$0.31	$(0.08)	$(0.31)	$—	$(0.05)	$9.49	2.49%[4]
9/30/05	9.75	0.29[6]	(0.13)	(0.27)	—	(0.02)	9.62	1.67[4]
9/30/04	10.01	0.28[6]	(0.02)	(0.27)	—	(0.25)	9.75	2.66[4]
9/30/03[15]	10.00	0.33[5]	0.16[5]	(0.43)	—	(0.05)	10.01	5.03[4]
9/30/02[15]	9.98	0.41[5]	0.18[5]	(0.45)	—	(0.12)	10.00	6.06[4]
Investor C Class
9/30/06	$9.63	$0.31	$(0.07)	$(0.32)	$—	$(0.05)	$9.50	2.52%[4]
9/30/05	9.75	0.29[6]	(0.12)	(0.27)	—	(0.02)	9.63	1.77[4]
9/30/04	10.02	0.28[6]	(0.03)	(0.27)	—	(0.25)	9.75	2.56[4]
9/30/03[15]	10.01	0.33[5]	0.16[5]	(0.43)	—	(0.05)	10.02	5.02[4]
9/30/02[15]	9.99	0.42[5]	0.17[5]	(0.45)	—	(0.12)	10.01	6.06[4]
Government Income Portfolio
BlackRock Class
9/30/06	$10.91	$0.50	$(0.19)	$(0.47)	$—	$—	$10.75	2.96%
9/30/05	11.18	0.48[6]	(0.21)	(0.52)	(0.02)	—	10.91	2.43
9/30/04	11.34	0.47[6]	(0.05)	(0.42)	—	(0.16)	11.18	3.85
2/10/03[1,15] - 9/30/03	11.27	0.60[5,6]	(0.19)[5]	(0.34)	—	—	11.34	3.68[16]
Service Class
9/30/06	$10.90	$0.46	$(0.19)	$(0.43)	$—	$—	$10.74	2.57%
10/27/04[1] - 09/30/05	11.21	0.40[6]	(0.24)	(0.45)	(0.02)	—	10.90	1.46[16]
Investor A Class
9/30/06	$10.91	$0.45	$(0.19)	$(0.42)	$—	$—	$10.75	2.52%[3]
9/30/05	11.18	0.43[6]	(0.21)	(0.47)	(0.02)	—	10.91	2.01[3]
9/30/04	11.33	0.40[6]	(0.03)	(0.36)	—	(0.16)	11.18	3.34[3]
9/30/03[15]	11.40	0.34[5,6]	0.14[5]	(0.46)	—	(0.09)	11.33	4.34[3]
9/30/02[15]	10.99	0.45[5,6]	0.74[5]	(0.51)	—	(0.27)	11.40	11.47[3]
Investor B Class
9/30/06	$10.91	$0.36	$(0.18)	$(0.34)	$—	$—	$10.75	1.67%[4]
9/30/05	11.18	0.35[6]	(0.21)	(0.39)	(0.02)	—	10.91	1.25[4]
9/30/04	11.33	0.31[6]	(0.03)	(0.27)	—	(0.16)	11.18	2.57[4]
9/30/03[15]	11.40	0.30[5,6]	0.10[5]	(0.38)	—	(0.09)	11.33	3.56[4]
9/30/02[15]	10.98	0.39[5,6]	0.73[5]	(0.43)	—	(0.27)	11.40	10.74[4]
Investor C Class
9/30/06	$10.89	$0.37	$(0.19)	$(0.34)	$—	$—	$10.73	1.76%[4]
9/30/05	11.16	0.35[6]	(0.21)	(0.39)	(0.02)	—	10.89	1.25[4]
9/30/04	11.31	0.31[6]	(0.03)	(0.27)	—	(0.16)	11.16	2.57[4]
9/30/03[15]	11.38	0.30[5,6]	0.10[5]	(0.38)	—	(0.09)	11.31	3.56[4]
9/30/02[15]	10.97	0.36[5,6]	0.75[5]	(0.43)	—	(0.27)	11.38	10.66[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

130

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Total Return II Portfolio (Continued)
Investor A Class
9/30/06	$236,621	0.81%	0.81%	1.11%	4.11%	3.81%	197%
9/30/05	214,196	0.81	0.81	1.13	3.72	3.40	351
9/30/04	132,561	0.88	0.88	1.23	3.65	3.30	360
9/30/03[15]	113,190	0.90	0.90	1.25	4.01[5]	3.66[5]	659[8]
9/30/02[15]	90,460	1.08	1.02	1.30	4.89[5]	4.67[5]	359
Investor B Class
9/30/06	$38,797	1.62%	1.62%	1.81%	3.31%	3.12%	197%
9/30/05	49,389	1.56	1.56	1.78	2.97	2.75	351
9/30/04	56,758	1.63	1.63	1.88	2.88	2.63	360
9/30/03[15]	70,550	1.65	1.65	2.00	3.26[5]	2.91[5]	659[8]
9/30/02[15]	56,047	1.83	1.76	2.04	4.14[5]	3.92[5]	359
Investor C Class
9/30/06	$63,223	1.59%	1.59%	1.78%	3.33%	3.14%	197%
9/30/05	73,954	1.56	1.56	1.78	2.93	2.71	351
9/30/04	85,717	1.62	1.62	1.87	2.89	2.64	360
9/30/03[15]	81,478	1.65	1.65	2.00	3.22[5]	2.87[5]	659[8]
9/30/02[15]	47,326	1.82	1.76	2.04	4.14[5]	3.92[5]	359
Government Income Portfolio (Continued)
BlackRock Class
9/30/06	$9,440	0.45%	0.45%	0.70%	4.65%	4.40%	551%
9/30/05	9,164	0.45	0.45	0.77	4.35	4.03	662
9/30/04	10,899	0.44	0.44	0.78	4.25	3.92	345
2/10/03[1,15] - 9/30/03	3	0.29[2]	0.29[2]	0.47[2]	2.95[2,5]	2.76[2,5]	1,981[10]
Service Class
9/30/06	$133	0.82%	0.82%	1.05%	4.28%	4.05%	551%
10/27/04[1] - 09/30/05	212,963	0.85[2]	0.85[2]	1.15[2]	3.95[2]	3.65[2]	662
Investor A Class
9/30/06	$310,258	0.89%	0.89%	1.20%	4.22%	3.91%	551%
9/30/05	247,380	0.86	0.86	1.26	3.92	3.52	662
9/30/04	126,332	0.98	0.98	1.38	3.63	3.23	345
9/30/03[15]	86,559	1.07	1.07	1.34	3.05[5]	2.78[5]	1,981[10]
9/30/02[15]	42,845	1.11	1.07	1.41	4.26[5]	3.97[5]	615
Investor B Class
9/30/06	$32,098	1.72%	1.72%	1.94%	3.37%	3.15%	551%
9/30/05	42,479	1.61	1.61	1.90	3.20	2.91	662
9/30/04	44,786	1.73	1.73	2.03	2.81	2.51	345
9/30/03[15]	53,897	1.82	1.82	2.09	2.62[5]	2.35[5]	1,981[10]
9/30/02[15]	48,240	1.87	1.82	2.17	3.69[5]	3.40[5]	615
Investor C Class
9/30/06	$34,062	1.63%	1.63%	1.85%	3.48%	3.26%	551%
9/30/05	31,840	1.61	1.61	1.90	3.19	2.90	662
9/30/04	26,036	1.73	1.73	2.03	2.81	2.51	345
9/30/03[15]	29,537	1.82	1.82	2.09	2.61[5]	2.34[5]	1,981[10]
9/30/02[15]	18,378	1.84	1.81	2.13	3.42[5]	3.13[5]	615

131

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED GAINS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Inflation Protected Bond Portfolio
BlackRock Class
9/30/06	$10.35	$0.55	$(0.26)	$(0.67)	$(0.13)	$9.84	3.00%
9/30/05	10.38	0.41[6]	0.19	(0.53)	(0.10)	10.35	5.91
6/28/04[1] - 9/30/04	10.00	0.12[6]	0.38	(0.12)	—	10.38	5.05[16]
Institutional Class
9/30/06	$10.54	$0.50	$(0.23)	$(0.66)	$(0.13)	$10.02	2.78%
9/30/05	10.54	0.42[6]	0.18	(0.50)	(0.10)	10.54	5.90
6/28/04[1] - 9/30/04	10.00	0.16[6]	0.38	—	—	10.54	5.40[16]
Service Class
9/30/06	$10.56	$0.49	$(0.27)	$(0.62)	$(0.13)	$10.03	2.26%
9/30/05	10.39	0.43[6]	0.14	(0.30)	(0.10)	10.56	5.52
6/28/04[1] - 9/30/04	10.00	(0.02)[6]	0.41	—	—	10.39	3.90[16]
Investor A Class
9/30/06	$10.47	$0.50	$(0.26)	$(0.63)	$(0.13)	$9.95	2.43%[3]
9/30/05	10.50	0.42[6]	0.13	(0.48)	(0.10)	10.47	5.42[3]
6/28/04[1] - 9/30/04	10.00	0.01[6]	0.51	(0.02)	—	10.50	5.21[3,16]
Investor B Class
9/30/06	$10.48	$0.40	$(0.22)	$(0.56)	$(0.13)	$9.97	1.78%[4]
9/30/05	10.51	0.38[6]	0.09	(0.40)	(0.10)	10.48	4.624
6/28/04[1] - 9/30/04	10.00	(0.01)[6]	0.53	(0.01)	—	10.51	5.21[4,16]
Investor C Class
9/30/06	$10.53	$0.43	$(0.26)	$(0.56)	$(0.13)	$10.01	1.72%[4]
9/30/05	10.55	0.36[6]	0.12	(0.40)	(0.10)	10.53	4.70[4]
6/28/04[1] - 9/30/04	10.00	(0.01)[6]	0.56	—	—	10.55	5.51[4,16]
GNMA Portfolio
BlackRock Class
9/30/06	$9.69	$0.45	$(0.08)	$(0.53)	$—	$9.53	3.93%
9/30/05	9.87	0.44[6]	(0.20)	(0.42)	—	9.69	2.44
9/30/04	10.02	0.48[6]	(0.14)	(0.49)	—	9.87	4.02
12/19/02[1,15] - 9/30/03	10.27	0.41[5]	(0.18)[5]	(0.48)	—	10.02	2.33[16]
Institutional Class
9/30/06	$9.70	$0.44	$(0.08)	$(0.52)	$—	$9.54	3.84%
9/30/05	9.88	0.43[6]	(0.21)	(0.40)	—	9.70	2.28
9/30/04	10.02	0.47[6]	(0.09)	(0.52)	—	9.88	3.97
9/30/03[15]	10.23	0.48[5]	(0.08)[5]	(0.61)	—	10.02	4.00
9/30/02[15]	10.28	0.61[5]	0.18[5]	(0.63)	(0.21)	10.23	8.03
Service Class
9/30/06	$9.69	$0.41	$(0.08)	$(0.49)	$—	$9.53	3.55%
9/30/05	9.87	0.39[6]	(0.19)	(0.38)	—	9.69	2.02
9/30/04	10.01	0.44[6]	(0.08)	(0.50)	—	9.87	3.67
9/30/03[15]	10.23	0.50[5]	(0.14)[5]	(0.58)	—	10.01	3.58
9/30/02[15]	10.29	0.56[5]	0.19[5]	(0.60)	(0.21)	10.23	7.61
Investor A Class
9/30/06	$9.74	$0.41	$(0.08)	$(0.49)	$—	$9.58	3.47%[3]
9/30/05	9.92	0.41[6]	(0.21)	(0.38)	—	9.74	2.01[3]
9/30/04	10.06	0.43[6]	(0.09)	(0.48)	—	9.92	3.50[3]
9/30/03[15]	10.27	0.46[5]	(0.11)[5]	(0.56)	—	10.06	3.50[3]
9/30/02[15]	10.32	0.54[5]	0.20[5]	(0.58)	(0.21)	10.27	7.50[3]
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

132

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Inflation Protected Bond Portfolio (Continued)
BlackRock Class
9/30/06	$17,890		0.30%	0.30%	0.85%	5.59%	5.04%	235%
9/30/05	22,975		0.30	0.30	0.97	4.01	3.34	419
6/28/04[1] - 9/30/04	20,763		0.302,14	0.30[2,14]	2.61[2,14]	4.29[2,14]	1.98[2,14]	96
Institutional Class
9/30/06	$15,069		0.35%	0.35%	0.85%	4.96%	4.46%	235%
9/30/05	5,788		0.40	0.40	1.06	4.00	3.34	419
6/28/04[1] - 9/30/04	—	[17]	0.40[2]	0.40[2]	2.73[2]	4.19[2]	1.86[2]	96
Service Class
9/30/06	$4		0.74%	0.74%	4.40%	4.84%	1.18%	235%
9/30/05	2		0.69	0.69	1.29	3.71	3.11	419
6/28/04[1] - 9/30/04	—	[17]	0.71[2]	0.71[2]	2.98[2]	3.88[2]	1.61[2]	96
Investor A Class
9/30/06	$4,079		0.71%	0.71%	1.34%	5.00%	4.37%	235%
9/30/05	3,994		0.69	0.69	1.39	4.06	3.36	419
6/28/04[1] - 9/30/04	93		0.71[2]	0.71[2]	3.08[2]	3.88[2]	1.51[2]	96
Investor B Class
9/30/06	$2,110		1.44%	1.44%	1.96%	3.98%	3.46%	235%
9/30/05	2,045		1.44	1.44	2.07	3.65	3.02	419
6/28/04[1] - 9/30/04	61		1.44[2]	1.44[2]	3.73[2]	3.15[2]	0.86[2]	96
Investor C Class
9/30/06	$4,619		1.39%	1.39%	1.89%	4.25%	3.75%	235%
9/30/05	3,749		1.42	1.42	2.04	3.46	2.84	419
6/28/04[1] - 9/30/04	6		1.44[2]	1.44[2]	3.73[2]	3.15[2]	0.86[2]	96
GNMA Portfolio (Continued)
BlackRock Class
9/30/06	$11,632		0.45%	0.45%	0.78%	4.71%	4.38%	320%
9/30/05	10,915		0.45	0.45	0.85	4.53	4.13	521
9/30/04	10,659		0.50	0.45	0.83	4.85	4.51	228
12/19/02[1,15] - 9/30/03	59,935		0.35[2]	0.35[2]	0.61[2]	3.32[2,5]	3.05[2,5]	1,365[11]
Institutional Class
9/30/06	$108,286		0.53%	0.53%	0.83%	4.62%	4.32%	320%
9/30/05	121,571		0.61	0.60	0.97	4.40	4.04	521
9/30/04	151,558		0.66	0.60	0.97	4.74	4.43	228
9/30/03[15]	172,358		0.64	0.60	0.95	4.89[5]	4.58[5]	1,365[11]
9/30/02[15]	183,328		0.95	0.60	1.24	5.99[5]	5.70[5]	401
Service Class
9/30/06	$7,712		0.80%	0.80%	1.10%	4.36%	4.06%	320%
9/30/05	8,129		0.86	0.86	1.23	3.97	3.60	521
9/30/04	2,271		0.94	0.89	1.25	4.45	4.13	228
9/30/03[15]	1,554		0.93	0.90	1.25	4.70[5]	4.39[5]	1,365[11]
9/30/02[15]	1,069		1.14	0.90	1.44	5.37[5]	5.07[5]	401
Investor A Class
9/30/06	$14,122		0.87%	0.87%	1.27%	4.26%	3.86%	320%
9/30/05	15,288		0.86	0.86	1.32	4.13	3.67	521
9/30/04	18,080		1.05	0.99	1.46	4.34	3.93	228
9/30/03[15]	18,978		1.11	1.07	1.42	4.27[5]	3.96[5]	1,365[11]
9/30/02[15]	13,620		1.36	1.07	1.65	5.18[5]	4.89[5]	401

133

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME	NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED GAINS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
GNMA Portfolio (Continued)
Investor B Class
9/30/06	$9.71	$0.33	$(0.09)	$(0.41)	$—	$9.54	2.58%[4]
9/30/05	9.89	0.336	(0.21)	(0.30)	—	9.71	1.25	[4]
9/30/04	10.03	0.366	(0.09)	(0.41)	—	9.89	2.74	[4]
9/30/03[15]	10.24	0.385	(0.11)[5]	(0.48)	—	10.03	2.74	[4]
9/30/02[15]	10.29	0.475	0.195	(0.50)	(0.21)	10.24	6.72	[4]
Investor C Class
9/30/06	$9.70	$0.34	$(0.10)	$(0.41)	$—	$9.53	2.59%[4]
9/30/05	9.88	0.346	(0.22)	(0.30)	—	9.70	1.26	[4]
9/30/04	10.01	0.366	(0.08)	(0.41)	—	9.88	2.85	[4]
9/30/03[15]	10.23	0.385	(0.12)[5]	(0.48)	—	10.01	2.64	[4]
9/30/02[15]	10.27	0.455	0.225	(0.50)	(0.21)	10.23	6.84	[4]
Managed Income Portfolio
Institutional Class
9/30/06	$10.20	$0.44	$(0.12)	$(0.48)	$(0.05)	$9.99	3.24%
9/30/05	10.41	0.466	(0.18)	(0.45)	(0.04)	10.20	2.76
9/30/04	10.80	0.476	(0.10)	(0.48)	(0.28)	10.41	3.60
9/30/03[15]	10.71	0.555	0.175	(0.63)	—	10.80	6.91
9/30/02[15]	10.60	0.605	0.105	(0.59)	—	10.71	6.82
Service Class
9/30/06	$10.20	$0.41	$(0.12)	$(0.45)	$(0.05)	$9.99	2.93%
9/30/05	10.41	0.436	(0.18)	(0.42)	(0.04)	10.20	2.45
9/30/04	10.80	0.446	(0.10)	(0.45)	(0.28)	10.41	3.29
9/30/03[15]	10.71	0.545	0.155	(0.60)	—	10.80	6.58
9/30/02[15]	10.60	0.575	0.105	(0.56)	—	10.71	6.50
Investor A Class
9/30/06	$10.21	$0.41	$(0.12)	$(0.45)	$(0.05)	$10.00	2.86%[3]
9/30/05	10.41	0.426	(0.17)	(0.41)	(0.04)	10.21	2.45	[3]
9/30/04	10.80	0.426	(0.10)	(0.43)	(0.28)	10.41	3.13	[3]
9/30/03[15]	10.71	0.495	0.185	(0.58)	—	10.80	6.41	[3]
9/30/02[15]	10.60	0.535	0.125	(0.54)	—	10.71	6.32	[3]
Investor B Class
9/30/06	$10.21	$0.32	$(0.12)	$(0.36)	$(0.05)	$10.00	1.91%[4]
9/30/05	10.41	0.356	(0.17)	(0.34)	(0.04)	10.21	1.69	[4]
9/30/04	10.80	0.356	(0.11)	(0.35)	(0.28)	10.41	2.36	[4]
9/30/03[15]	10.71	0.415	0.185	(0.50)	—	10.80	5.61	[4]
9/30/02[15]	10.60	0.465	0.115	(0.46)	—	10.71	5.53	[4]
Investor C Class
9/30/06	$10.18	$0.33	$(0.12)	$(0.37)	$(0.05)	$9.97	2.07%[4]
9/30/05	10.38	0.346	(0.16)	(0.34)	(0.04)	10.18	1.69	[4]
9/30/04	10.78	0.356	(0.12)	(0.35)	(0.28)	10.38	2.26	[4]
9/30/03[15]	10.68	0.415	0.195	(0.50)	—	10.78	5.73	[4]
9/30/02[15]	10.57	0.465	0.115	(0.46)	—	10.68	5.54	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

134

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
GNMA Portfolio (Continued)
Investor B Class
9/30/06	$14,627	1.65%	1.65%	1.96%	3.50%	3.19%	320%
9/30/05	19,792	1.62	1.61	1.97	3.40	3.05	521
9/30/04	25,439	1.80	1.74	2.11	3.62	3.31	228
9/30/03[15]	32,486	1.85	1.82	2.16	3.565	3.255	1,365	[11]
9/30/02[15]	23,928	2.07	1.80	2.36	4.445	4.155	401
Investor C Class
9/30/06	$19,497	1.65%	1.65%	1.95%	3.51%	3.21%	320%
9/30/05	26,691	1.62	1.61	1.98	3.44	3.08	521
9/30/04	39,542	1.80	1.74	2.11	3.62	3.31	228
9/30/03[15]	51,109	1.85	1.82	2.16	3.555	3.245	1,365	[11]
9/30/02[15]	36,220	1.94	1.79	2.23	4.135	3.845	401
Managed Income Portfolio (Continued)
Institutional Class
9/30/06	$557,787	0.65%	0.65%	0.73%	4.42%	4.34%	184%
9/30/05	587,061	0.65	0.65	0.83	4.45	4.27	252
9/30/04	644,083	0.65	0.65	0.81	4.50	4.34	284
9/30/03[15]	810,452	0.65	0.65	0.82	5.065	4.895	613	[12]
9/30/02[15]	924,211	0.75	0.65	0.90	5.635	5.505	290
Service Class
9/30/06	$150,085	0.94%	0.94%	0.98%	4.12%	4.08%	184%
9/30/05	81,337	0.95	0.95	1.08	4.13	4.00	252
9/30/04	80,253	0.95	0.95	1.11	4.21	4.05	284
9/30/03[15]	92,336	0.95	0.95	1.13	4.745	4.565	613	[12]
9/30/02[15]	137,084	1.06	0.95	1.19	5.305	5.175	290
Investor A Class
9/30/06	$23,921	1.01%	1.01%	1.13%	4.07%	3.95%	184%
9/30/05	29,462	1.05	1.05	1.18	4.06	3.93	252
9/30/04	35,462	1.10	1.10	1.30	4.06	3.86	284
9/30/03[15]	49,870	1.13	1.12	1.30	4.575	4.405	613	[12]
9/30/02[15]	52,794	1.23	1.12	1.38	5.145	5.005	290
Investor B Class
9/30/06	$5,127	1.85%	1.85%	1.88%	3.24%	3.21%	184%
9/30/05	6,625	1.80	1.80	1.84	3.34	3.30	252
9/30/04	9,136	1.85	1.85	1.95	3.31	3.21	284
9/30/03[15]	10,425	1.87	1.87	2.05	3.805	3.635	613	[12]
9/30/02[15]	9,582	1.99	1.87	2.11	4.435	4.305	290
Investor C Class
9/30/06	$1,144	1.78%	1.78%	1.80%	3.32%	3.30%	184%
9/30/05	1,187	1.79	1.79	1.83	3.27	3.23	252
9/30/04	870	1.84	1.84	1.95	3.34	3.24	284
9/30/03[15]	763	1.87	1.87	2.05	3.775	3.605	613	[12]
9/30/02[15]	554	2.00	1.87	2.14	4.445	4.305	290

135

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	N ET INVESTMENT INCOME	N ET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL	DISTRIBUTIONS FROM NET REALIZED GAINS	REDEMPTION FEES ADDED TO PAID-IN CAPITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
International Bond Portfolio
BlackRock Class
9/30/06	$11.13	$0.33	$(0.18)	$(0.30)	$—	$—	$	—[13]	$10.98	1.44%[7]
9/30/05	11.41	0.306	0.03	(0.60)	—	(0.01)		—[13]	11.13	2.62	[7]
5/18/041 - 9/30/04	10.96	0.116	0.51	(0.17)	—	—		—[13]	11.41	5.71	[16]
Institutional Class
9/30/06	$11.13	$0.32	$(0.20)	$(0.29)	$—	$—	$	—[13]	$10.96	1.15%[7]
9/30/05	11.41	0.286	0.03	(0.58)	—	(0.01)		—[13]	11.13	2.46	[7]
9/30/04	11.07	0.286	0.51	(0.45)	—	—		—[13]	11.41	7.20
9/30/03[15]	10.54	0.296	0.81	(0.33)	(0.17)	(0.07)		—[13]	11.07	10.78
9/30/02[15]	10.53	0.426	0.17	(0.58)	—	—		—[13]	10.54	5.79
Service Class
9/30/06	$11.14	$0.29	$(0.19)	$(0.26)	$—	$—	$	—[13]	$10.98	0.93%[7]
9/30/05	11.42	0.266	0.02	(0.55)	—	(0.01)		—[13]	11.14	2.21	[7]
9/30/04	11.08	0.256	0.50	(0.41)	—	—		—[13]	11.42	6.89	[7]
9/30/03[15]	10.54	0.266	0.81	(0.29)	(0.17)	(0.07)		—[13]	11.08	10.55
9/30/02[15]	10.53	0.376	0.19	(0.55)	—	—		—[13]	10.54	5.47
Investor A Class
9/30/06	$11.14	$0.29	$(0.19)	$(0.26)	$—	$—	$	—[13]	$10.98	0.93%[3,7]
9/30/05	11.42	0.256	0.03	(0.55)	—	(0.01)		—[13]	11.14	2.21	[3,7]
9/30/04	11.07	0.236	0.52	(0.40)	—	—		—[13]	11.42	6.84	[3,7]
9/30/03[15]	10.54	0.246	0.81	(0.28)	(0.17)	(0.07)		—[13]	11.07	10.27	[3]
9/30/02[15]	10.53	0.356	0.19	(0.53)	—	—		—[13]	10.54	5.29	[3]
Investor B Class
9/30/06	$11.14	$0.20	$(0.19)	$(0.17)	$—	$—	$	—[13]	$10.98	0.10%[4,7]
9/30/05	11.42	0.176	0.02	(0.46)	—	(0.01)		—[13]	11.14	1.45	[4,7]
9/30/04	11.07	0.156	0.51	(0.31)	—	—		—[13]	11.42	6.04	[4,7]
9/30/03[15]	10.54	0.166	0.81	(0.20)	(0.17)	(0.07)		—[13]	11.07	9.45	[4]
9/30/02[15]	10.53	0.276	0.19	(0.45)	—	—		—[13]	10.54	4.51	[4]
Investor C Class
9/30/06	$11.17	$0.21	$(0.19)	$(0.18)	$—	$—	$	—[13]	$11.01	0.17%[4,7]
9/30/05	11.45	0.176	0.02	(0.46)	—	(0.01)		—[13]	11.17	1.45	[4,7]
9/30/04	11.10	0.156	0.51	(0.31)	—	—		—[13]	11.45	6.03	[4,7]
9/30/03[15]	10.56	0.156	0.83	(0.20)	(0.17)	(0.07)		—[13]	11.10	9.53	[4]
9/30/02[15]	10.55	0.276	0.19	(0.45)	—	—		—[13]	10.56	4.50	[4]
High Yield Bond Portfolio
BlackRock Class
9/30/06	$8.09	$0.58	$—	$(0.61)	$—	$(0.14)	$	—[13]	$7.92	7.67%[7]
9/30/05	8.14	0.646	0.05	(0.60)	—	(0.14)		—[13]	8.09	8.69	[7]
9/30/04	7.74	0.626	0.37	(0.59)	—	—		—[13]	8.14	13.20
9/30/03[15]	6.75	0.71	1.03	(0.75)	—	—		—[13]	7.74	27.17
9/30/02[15]	7.39	0.85	(0.66)	(0.83)	—	—		—[13]	6.75	2.15

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

136

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
International Bond Portfolio (Continued)
BlackRock Class
9/30/06	$144,623	0.77%	0.77%	0.81%	3.05%	3.01%	148%
9/30/05	98,721	0.78	0.78	0.83	2.59	2.54	164
5/18/041 - 9/30/04	35,748	0.782	0.782	0.892	2.582	2.472	240
Institutional Class
9/30/06	$229,648	0.87%	0.87%	0.89%	2.93%	2.91%	148%
9/30/05	346,746	0.94	0.94	0.95	2.43	2.42	164
9/30/04	133,544	0.94	0.94	0.96	2.44	2.41	240
9/30/03[15]	64,038	0.94	0.94	0.94	2.69	2.69	209
9/30/02[15]	35,425	1.05	0.90	1.05	3.89	3.89	206
Service Class
9/30/06	$73,139	1.18%	1.18%	1.20%	2.62%	2.60%	148%
9/30/05	107,402	1.19	1.19	1.20	2.19	2.18	164
9/30/04	80,024	1.23	1.23	1.25	2.18	2.15	240
9/30/03[15]	48,584	1.24	1.24	1.24	2.41	2.41	209
9/30/02[15]	27,131	1.30	1.20	1.30	3.55	3.55	206
Investor A Class
9/30/06	$141,130	1.18%	1.18%	1.39%	2.64%	2.43%	148%
9/30/05	182,321	1.18	1.18	1.29	2.17	2.06	164
9/30/04	123,145	1.31	1.31	1.43	2.06	1.93	240
9/30/03[15]	74,821	1.41	1.41	1.41	2.21	2.21	209
9/30/02[15]	39,727	1.47	1.37	1.47	3.36	3.36	206
Investor B Class
9/30/06	$15,475	2.02%	2.02%	2.03%	1.79%	1.78%	148%
9/30/05	19,705	1.93	1.93	1.95	1.43	1.41	164
9/30/04	16,780	2.06	2.06	2.09	1.32	1.29	240
9/30/03[15]	13,087	2.16	2.16	2.16	1.51	1.51	209
9/30/02[15]	11,470	2.25	2.11	2.25	2.64	2.64	206
Investor C Class
9/30/06	$50,795	1.94%	1.94%	1.95%	1.88%	1.87%	148%
9/30/05	65,555	1.93	1.93	1.94	1.42	1.41	164
9/30/04	36,947	2.04	2.04	2.07	1.32	1.29	240
9/30/03[15]	17,777	2.15	2.15	2.15	1.44	1.44	209
9/30/02[15]	8,427	2.23	2.11	2.23	2.62	2.62	206
High Yield Bond Portfolio (Continued)
BlackRock Class
9/30/06	$219,996	0.55%	0.55%	0.71%	7.41%	7.25%	105%
9/30/05	169,532	0.55	0.55	0.77	7.91	7.69	129
9/30/04	126,976	0.55	0.55	0.73	7.71	7.53	172
9/30/03[15]	57,207	0.61	0.55	0.77	9.83	9.67	212
9/30/02[15]	32,240	0.73	0.55	0.89	11.15	11.01	301

137

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	N ET INVESTMENT INCOME	N ET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM CAPITAL	DISTRIBUTIONS FROM NET REALIZED GAINS	REDEMPTION FEES ADDED TO PAID-IN C APITAL		NET ASSET VALUE END OF PERIOD	TOTAL RETURN
High Yield Bond Portfolio (Continued)
Institutional Class
9/30/06	$8.09	$0.58	$(0.01)	$(0.60)	$—	$(0.14)	$	—[13]	$7.92	7.57%[7]
9/30/05	8.14	0.636	0.04	(0.58)	—	(0.14)		—[13]	8.09	8.53[7]
9/30/04	7.74	0.616	0.37	(0.58)	—	—		—[13]	8.14	13.03[7]
9/30/03[15]	6.75	0.73	1.00	(0.74)	—	—		—[13]	7.74	26.98
9/30/02[15]	7.39	0.82	(0.64)	(0.82)	—	—		—[13]	6.75	2.00
Service Class
9/30/06	$8.09	$0.56	$—	$(0.58)	$—	$(0.14)	$	—[13]	$7.93	7.43%[7]
9/30/05	8.14	0.616	0.04	(0.56)	—	(0.14)		—[13]	8.09	8.24[7]
9/30/04	7.74	0.596	0.37	(0.56)	—	—		—[13]	8.14	12.71[7]
9/30/03[15]	6.75	0.73	0.98	(0.72)	—	—		—[13]	7.74	26.61
9/30/02[15]	7.39	0.86	(0.71)	(0.79)	—	—		—[13]	6.75	1.69
Investor A Class
9/30/06	$8.09	$0.55	$—	$(0.58)	$—	$(0.14)	$	—[13]	$7.92	7.22%[3,7]
9/30/05	8.14	0.606	0.05	(0.56)	—	(0.14)		—[13]	8.09	8.24[3,7]
9/30/04	7.73	0.586	0.38	(0.55)	—	—		—[13]	8.14	12.70[3,7]
9/30/03[15]	6.75	0.73	0.96	(0.71)	—	—		—[13]	7.73	26.25[3]
9/30/02[15]	7.40	0.82	(0.69)	(0.78)	—	—		—[13]	6.75	1.38[3]
Investor B Class
9/30/06	$8.09	$0.50	$(0.01)	$(0.52)	$—	$(0.14)	$	—[13]	$7.92	6.43%[4,7]
9/30/05	8.14	0.556	0.04	(0.50)	—	(0.14)		—[13]	8.09	7.44[4,7]
9/30/04	7.73	0.526	0.38	(0.49)	—	—		—[13]	8.14	11.87[4,7]
9/30/03[15]	6.75	0.65	0.98	(0.65)	—	—		—[13]	7.73	25.34[4]
9/30/02[15]	7.39	0.74	(0.66)	(0.72)	—	—		—[13]	6.75	0.75[4]
Investor C Class
9/30/06	$8.10	$0.50	$(0.01)	$(0.52)	$—	$(0.14)	$	—[13]	$7.93	6.42%[4,7]
9/30/05	8.15	0.556	0.04	(0.50)	—	(0.14)		—[13]	8.10	7.44[4,7]
9/30/04	7.74	0.526	0.38	(0.49)	—	—		—[13]	8.15	11.86[4,7]
9/30/03[15]	6.75	0.67	0.97	(0.65)	—	—		—[13]	7.74	25.48[4]
9/30/02[15]	7.40	0.76	(0.69)	(0.72)	—	—		—[13]	6.75	0.61[4]

[1]	Commencement of operations of share class.

[2]	Annualized.

[3]	Sales load not reflected in total return.

[4]	Contingent deferred sales load not reflected in total return.

[5]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.

[6]	Calculated using the average shares outstanding method.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

[9]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE)	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
High Yield Bond Portfolio (Continued)
Institutional Class
9/30/06	$174,190	0.64%	0.63%	0.76%	7.35%	7.23%	105%
9/30/05	165,805	0.70	0.70	0.89	7.75	7.56	129
9/30/04	162,166	0.70	0.70	0.85	7.63	7.48	172
9/30/03[15]	170,902	0.76	0.70	0.90	9.63	9.49	212
9/30/02[15]	94,065	0.87	0.70	1.01	10.94	10.80	301
Service Class
9/30/06	$231,543	0.88%	0.88%	1.00%	7.09%	6.97%	105%
9/30/05	158,083	0.96	0.96	1.14	7.51	7.33	129
9/30/04	112,004	0.99	0.99	1.14	7.30	7.16	172
9/30/03[15]	85,247	1.06	1.00	1.20	9.31	9.17	212
9/30/02[15]	29,344	1.17	1.00	1.34	11.37	11.20	301
Investor A Class
9/30/06	$423,297	0.96%	0.96%	1.24%	6.98%	6.70%	105%
9/30/05	262,920	0.96	0.96	1.25	7.41	7.12	129
9/30/04	72,806	1.10	1.09	1.34	7.29	7.05	172
9/30/03[15]	82,391	1.22	1.17	1.36	8.81	8.68	212
9/30/02[15]	18,932	1.33	1.17	1.48	10.42	10.28	301
Investor B Class
9/30/06	$87,651	1.71%	1.71%	1.89%	6.31%	6.13%	105%
9/30/05	110,420	1.71	1.71	1.89	6.74	6.56	129
9/30/04	92,243	1.85	1.84	1.99	6.49	6.35	172
9/30/03[15]	107,078	1.98	1.92	2.12	8.39	8.25	212
9/30/02[15]	57,612	2.09	1.92	2.23	9.81	9.66	301
Investor C Class
9/30/06	$51,917	1.71%	1.71%	1.86%	6.28%	6.13%	105%
9/30/05	49,939	1.72	1.72	1.89	6.77	6.60	129
9/30/04	61,983	1.85	1.85	1.99	6.50	6.35	172
9/30/03[15]	73,246	1.97	1.92	2.11	8.14	8.00	212
9/30/02[15]	21,939	2.08	1.91	2.23	9.73	9.59	301

[10]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

[11]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

[12]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

[13]	Redemption fees added to paid-in capital are less than $0.005 per share.

[14]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

[15]	Audited by other auditors.

[16]	Not annualized.

[17]	Net assets end of period are less than $500.

139

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)	Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 portfolios, 13 of which are included in these financial statements (the “Portfolios”). Each Portfolio may offer as many as twelve classes of shares: BlackRock, Institutional, Service, R, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

The following Portfolios of the Fund changed their names during the year ended September 30, 2006:

FORMER NAME	NEW NAME
Intermediate Bond Portfolio	Intermediate Bond Portfolio II
Intermediate PLUS Bond Portfolio	Intermediate Bond Portfolio
Core Bond Total Return Portfolio	Total Return Portfolio II
Core PLUS Total Return Portfolio	Total Return Portfolio

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)	Fund Reorganization

On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), a wholly owned subsidiary of BlackRock, Inc., acquired SSRM Holdings, Inc., the parent of State Street Research & Management Company (“SSRM”), the investment advisor to the former State Street Research mutual funds.

On January 31, 2005, the BlackRock Intermediate Government Bond Portfolio acquired all of the assets and certain stated liabilities of the State Street Research Government Income Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research shareholders on January 25, 2005. Under the Agreement and Plan of Reorganization, 28,802,131 Class A Shares, 1,440,271 Class B Shares and 8,786 Class R Shares of the State Street Research Government Income Fund were exchanged for 34,230,267, 1,704,773 and 10,444 Investor A Class Shares, respectively, of the BlackRock Intermediate Government Bond Portfolio; 6,655,830 Class B(1) Shares of the State Street Research Government Income Fund were exchanged for 7,860,023 Investor B Class shares of the BlackRock Intermediate Government Bond Portfolio; 1,118,423 Class C Shares of the State Street Research Government Income Fund were exchanged for 1,326,873 Investor C Class Shares of the BlackRock Intermediate Government Bond Portfolio; and 506,641 Class S Shares of the State Street Research Government Income Fund were exchanged for 603,030 Institutional Shares of the BlackRock Intermediate Government Bond Portfolio. The assets of the State Street Research Government Income Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock Intermediate Government Bond Portfolio’s net assets (including $474,664,383 in net assets of the State Street Research Government Income Fund, including $2,522,392 of unrealized depreciation, undistributed net investment income of $68,232 and undistributed net realized loss on investments of ($ 21,212,995), which was classified as paid-in-capital) was $771,988,963 before the open of business.

On January 31, 2005, the BlackRock High Yield Bond Portfolio acquired all of the assets and certain stated liabilities of the State Street Research High Income Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research shareholders on January 25, 2005. Under the

140

BLACKROCK FUNDS

Agreement and Plan of Reorganization, 58,203,330 Class A Shares and 8,812,212 Class B Shares of the State Street Research High Income Fund were exchanged for 24,943,276 and 3,736,993 Investor A Class Shares, respectively, of the BlackRock High Yield Bond Portfolio; 10,782,618 Class B(1) Shares of the State Street Research High Income Fund were exchanged for 4,562,480 Investor B Class Shares of the BlackRock High Yield Bond Portfolio; 2,998,505 Class C Shares of the State Street Research High Income Fund were exchanged for 1,274,746 Investor C Class Shares of the BlackRock High Yield Bond Portfolio; and 1,179,029 Class S Shares of the State Street Research High Income Fund were exchanged for 499,336 Institutional Shares of the BlackRock High Yield Bond Portfolio. The assets of the State Street Research High Income Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock High Yield Bond Portfolio’s net assets (including $288,908,495 in net assets of the State Street Research High Income Fund, including $1,371,468 of unrealized appreciation, undistributed net investment loss of ($41,660) and undistributed net realized loss on investments of ($450,012,483), which was classified as paid-in-capital) was $944,088,761 before the open of business.

On April 25, 2005, the BlackRock Total Return Portfolio II acquired all of the assets and certain stated liabilities of the CIGNA Investment Securities Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the CIGNA Investment Securities Fund shareholders on April 15, 2005. Under the Agreement and Plan of Reorganization, 4,792,215 Class A Shares of the CIGNA Investment Securities Fund were exchanged for 9,164,716 Investor A Class Shares of the BlackRock Total Return Portfolio II. The assets of the CIGNA Investment Securities Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on April 25, 2005, the value of the BlackRock Total Return Portfolio II’s net assets (including $88,882,541 in net assets of the CIGNA Investment Securities Fund, including $873,954 of unrealized appreciation, undistributed net investment loss of ($21,863) and undistributed net realized loss on investments of ($ 1,612,651), which was classified as paid-in-capital) was $2,662,804,984 before the open of business.

(C)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt securities with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to its valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a Committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes

141

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded, as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2006, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	NET UNREALIZED FOREIGN EXCHANGE GAIN/(LOSS)
Enhanced Income
01/10/07	455,000	Euro	$585,412	$580,119	$5,293

Low Duration Bond
01/10/07	12,139,742	Euro	$15,619,236	$15,478,014	$141,222
01/10/07	9,039,270	New Zealand Dollar	5,939,063	5,864,143	74,920

			$21,558,299	$21,342,157	$216,142

Intermediate Bond
01/10/07	267,405	Euro	$344,049	$340,938	$3,111
01/10/07	156,137	New Zealand Dollar	102,587	101,293	1,294

			$446,636	$442,231	$4,405

Total Return
01/10/07	3,389,466	Euro	$4,360,955	$4,321,525	$39,430
01/10/07	2,429,370	New Zealand Dollar	1,596,167	1,576,033	20,134

			$5,957,122	$5,897,558	$59,564

142

BLACKROCK FUNDS

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	NET UNREALIZED FOREIGN EXCHANGE GAIN/(LOSS)
Total Return II
01/10/07	23,877,128	Euro	$30,720,789	$30,443,029	$277,760
01/10/07	16,037,907	New Zealand Dollar	10,537,370	10,404,444	132,926

			$41,258,159	$40,847,473	$410,686

Inflation Protected Bond
01/10/07	476,120	Euro	$611,672	$607,047	$4,625

Managed Income
01/10/07	5,994,278	Euro	$7,712,359	$7,642,627	$69,732

International Bond
11/22/06	7,265,000	Canadian Dollar	$6,523,522	$6,510,382	$13,140
01/10/07	426,463	Australian Dollar	319,478	317,115	2,363
01/10/07	8,286,000	Euro	10,600,742	10,564,543	36,199
01/10/07	21,457,138	British Pound	40,884,966	40,215,117	669,849
01/10/07	251,092,221	Swedish Krone	34,959,132	34,511,901	447,231
01/10/07	18,638,000	Singapore Dollar	11,826,893	11,797,621	29,272
01/10/07	14,620,209	Canadian Dollar	13,118,668	13,121,201	(2,533)
01/10/07	16,689,273	New Zealand Dollar	10,972,379	10,827,013	145,366
01/10/07	1,028,298,500	Japanese Yen	8,957,142	8,830,966	126,176
01/10/07	118,255,898	Danish Krone	20,380,339	20,217,681	162,658
01/10/07	7,683,500	Polish Zloty	2,477,227	2,461,883	15,344
01/11/07	3,170,000	Euro	4,052,241	4,041,885	10,356

			$165,072,729	$163,417,308	$1,655,421

High Yield Bond
01/10/07	8,038,040	Euro	$10,326,471	$10,248,397	$78,074
01/10/07	2,379,000	British Pound	4,522,870	4,458,739	64,131

			$14,849,341	$14,707,136	$142,205

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	NET UNREALIZED FOREIGN EXCHANGE (LOSS)
Enhanced Income
01/11/07	776,226	Singapore Dollar	$492,279	$491,366	$(913)

Low Duration Bond
01/11/07	19,822,729	Singapore Dollar	$12,571,492	$12,548,175	$(23,317)

143

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT SEPTEMBER 30, 2006	NET UNREALIZED FOREIGN EXCHANGE (LOSS)
International Bond
11/22/06	8,695,000	Australian Dollar	$6,547,814	$6,472,865	$(74,949)
01/10/07	60,000	British Pound	112,443	112,452	9
01/10/07	74,754,009	Euro	96,036,480	95,310,392	(726,088)
01/10/07	5,153,153	Swiss Francs	4,218,709	4,163,022	(55,687)
01/10/07	9,600,000	Swedish Krone	1,324,113	1,319,492	(4,621)
01/10/07	6,309,909	Mexican Peso	567,978	570,738	2,760
01/10/07	20,918,600	Danish Krone	3,576,343	3,576,359	16
01/10/07	18,014,642,743	Japanese Yen	156,986,601	154,708,679	(2,277,922)
01/10/07	693,715	South African Rand	90,105	88,191	(1,914)
01/10/07	2,572,002	Polish Zloty	831,712	824,100	(7,612)
01/10/07	1,300,000	Canadian Dollar	1,165,904	1,166,711	807
01/10/07	11,078,456	Norwegian Krone	1,700,193	1,707,120	6,927
01/11/07	13,924,000	Singapore Dollar	8,830,543	8,814,164	(16,379)
01/11/07	29,348,705	Swedish Krone	4,052,241	4,034,125	(18,116)
01/11/07	2,346,957,000	Japanese Yen	20,337,582	20,158,130	(179,452)

			$306,378,761	$303,026,540	$(3,352,221)

Swap Agreements — The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest or a specified amount of a currency (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

At September 30, 2006, the following Portfolios had swap agreements outstanding:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)	Unrealized Appreciation (Depreciation)
Enhanced Income	Deutsche Bank	09/22/07	5.39%	5.39%[1]	$3,700,000	$2,075
	Deutsche Bank	10/30/07	TBD[2]	4.90%[3]	1,900,000	7,017
	Deutsche Bank	07/10/09	5.51%[1]	5.69%	2,600,000	(9,470)
	Barclays Bank	08/10/09	5.36%	5.45%[1]	2,100,000	(1,420)
	Deutsche Bank	10/25/10	4.74%	5.49%[1]	1,300,000	(1,734)
	Goldmans Sachs	02/07/11	5.48%[1]	5.05%	2,300,000	3,900

144

BLACKROCK FUNDS

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)	Unrealized Appreciation (Depreciation)
Low Duration Bond	Deutsche Bank	02/10/07	2.68%	5.45%[1]	$80,300,000	$(1,149,609)
	Deutsche Bank	09/22/07	5.39%	5.39%[1]	100,000,000	56,065
	Goldman Sachs	09/27/07	4.38%	5.37%[1]	65,300,000	(591,327)
	Deutsche Bank	10/30/07	TBD[2]	4.90%[3]	51,400,000	189,838
	Barclays Bank	08/10/09	5.36%	5.45%[1]	51,000,000	374,424
	Deutsche Bank	10/14/15	4.92%	5.40%[1]	12,900,000	(70,496)
	Barclays Bank	02/06/16	5.48%[1]	5.08%	28,200,000	181,749
	Deutsche Bank	03/06/16	5.19%	5.39%[1]	700,000	1,178
	Deutsche Bank	04/05/16	5.48%[1]	5.45%	11,800,000	(405,505)
	Deutsche Bank	05/15/16	5.41%[1]	5.67%	9,500,000	(494,691)
	Deutsche Bank	05/24/16	5.57%	5.40%[1]	4,100,000	182,728
	Barclays Bank	06/20/16	TBD[4]	0.65%	45,000,000	(121,939)
	Deutsche Bank	07/10/16	5.07%[1]	5.80%	8,200,000	(397,106)
	Bank of America	08/30/16	5.35%	5.40%[1]	27,200,000	403,731
	JP Morgan Chase	10/25/35	TBD[5]	2.75%	9,000,000	(3,310)
	Morgan Stanley	11/25/35	TBD[6]	2.35%	5,000,000	(99,785)
	Union Bank of Switzerland	11/25/35	TBD[6]	2.40%	4,000,000	(38,007)
	Bank of America	12/25/35	TBD[7]	2.84%	7,000,000	27,949
	JP Morgan Chase	02/25/36	TBD[8]	2.85%	9,000,000	(6,259)
Intermediate Government Bond	Deutsche Bank	02/10/07	2.68%	5.45%[1]	12,800,000	(183,250)
	Union Bank of Switzerland	04/22/07	5.51%[1]	3.04%	24,000,000	248,880
	Goldman Sachs	09/27/07	4.38%	5.37%[1]	11,600,000	(105,044)
	Barclays Bank	07/18/08	5.57%	5.50%[1]	14,000,000	100,093
	Union Bank of Switzerland	09/27/08	4.42%	5.37%[1]	3,300,000	(43,478)
	Morgan Stanley	07/01/10	4.17%	5.37%[1]	32,600,000	(1,096,995)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	7,700,000	70,133
	Deutsche Bank	06/20/11	TBD[9]	0.75%	19,475,000	24,399
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	4,900,000	167,335
	Morgan Stanley	07/01/15	5.37%[1]	4.39%	17,000,000	953,931
	Morgan Stanley	07/01/15	5.37%[1]	4.39%	21,000,000	1,032,194
	Barclays Bank	06/20/16	TBD[4]	0.65%	9,750,000	(26,420)
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	7,300,000	309,485
Intermediate Bond	Deutsche Bank	04/28/08	5.40%	5.50%[1]	450,000	7,312
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	600,000	2,839
	Deutsche Bank	09/12/09	5.16%	5.39%[1]	600,000	1,530
	Citibank	09/18/10	5.18%	5.39%[1]	1,200,000	—
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	2,200,000	(14,611)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	400,000	3,643
	Deutsche Bank	06/20/11	TBD[9]	0.75%	1,110,000	1,391
	JP Morgan Chase	04/08/12	5.51%[1]	4.72%	700,000	5,564
	Union Bank of Switzerland	11/26/14	5.40%[1]	4.58%	1,000,000	26,318
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	200,000	6,830
	Barclays Bank	06/20/16	TBD[4]	0.65%	500,000	(1,400)
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	400,000	16,958

145

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Intermediate Bond II	Union Bank of Switzerland	04/22/07	5.51%[1]	3.04%	$76,000,000		$788,120
	Goldman Sachs	09/27/07	4.38%	5.37%[1]	95,100,000		(861,183)
	Deutsche Bank	04/28/08	5.40%	5.50%[1]	13,125,000		213,280
	Barclays Bank	06/12/08	5.42%	5.39%[1]	32,600,000		574,954
	Barclays Bank	07/18/08	5.57%	5.50%[1]	22,000,000		157,289
	Wachovia Bank	07/28/08	5.49%	5.50%[1]	18,700,000		110,358
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	19,800,000		93,669
	Union Bank of Switzerland	09/27/08	4.42%	5.37%[1]	7,400,000		(97,495)
	Morgan Stanley	06/17/10	4.31%	5.39%[1]	15,900,000		(236,958)
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	24,600,000		(498,833)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	10,300,000		93,814
	Deutsche Bank	06/20/11	TBD[9]	0.75%	33,370,000		41,808
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	6,400,000		218,561
	Morgan Stanley	07/01/15	5.37%[1]	4.39%	22,000,000		1,234,499
	Morgan Stanley	08/02/15	4.73%	5.47%[1]	7,700,000		(241,121)
	Barclays Bank	06/20/16	TBD[4]	0.65%	14,750,000		(39,969)
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	11,300,000		479,067
Total Return	Barclays Bank	06/12/08	5.42%	5.39%[1]	7,700,000		135,802
	Barclays Bank	07/18/08	5.57%	5.50%[1]	9,000,000		64,345
	Wachovia Bank	07/28/08	5.49%	5.50%[1]	18,100,000		106,819
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	8,200,000		38,792
	Union Bank of Switzerland	09/27/08	4.42%	5.37%[1]	2,300,000		(30,303)
	Bank of America	07/26/09	5.50%	5.49%[1]	10,000,000		114,728
	Morgan Stanley	06/17/10	4.31%	5.39%[1]	5,300,000		(78,986)
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	5,600,000		(113,556)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	4,000,000		36,433
	Citibank	03/24/11	5.17%	5.39%[1]	4,500,000		22,065
	Deutsche Bank	06/20/11	TBD[9]	0.75%	13,210,000		16,551
	Goldman Sachs	04/22/14	5.51%[1]	4.89%	8,000,000		30,531
	Deutsche Bank	04/01/15	5.37%[1]	5.03%	3,500,000		26,251
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	2,400,000		81,960
	Morgan Stanley	08/02/15	4.73%	5.47%[1]	4,700,000		(147,178)
	Union Bank of Switzerland	12/07/15	5.94%	5.39%[1]	1,400,000		100,800
	Barclays Bank	06/20/16	TBD[4]	0.65%	6,000,000		(16,800)
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	4,800,000		263,216
	Citibank	12/23/15	6.65%	7.54%[10]	2,000,000	NZD	(395)
Total Return II	Barclays Bank	07/18/08	5.57%	5.50%[1]	$66,000,000		$471,865
	Barclays Bank	07/28/08	5.49%	5.50%[1]	27,200,000		153,562
	Wachovia Bank	07/28/08	5.49%	5.50%[1]	134,100,000		791,401
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	57,200,000		270,601
	Union Bank of Switzerland	09/27/08	4.42%	5.37%[1]	29,700,000		(391,297)
	Bank of America	07/12/09	5.63%	5.50%[1]	67,000,000		1,004,391
	Deutsche Bank	09/12/09	5.16%	5.39%[1]	50,000,000		127,463
	Morgan Stanley	06/17/10	4.31%	5.39%[1]	40,000,000		(596,122)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	32,200,000		293,282
	Citibank	03/24/11	5.17%	5.39%[1]	15,500,000		76,000
	Deutsche Bank	06/20/11	TBD[9]	0.75%	114,050,000		142,889
	Goldman Sachs	04/22/14	5.51%[1]	4.89%	30,000,000		114,493
	Citibank	06/10/14	5.39%[1]	5.24%	29,000,000		(613,579)
	Goldman Sachs	10/01/14	5.37%[1]	4.51%	10,200,000		326,332
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	18,400,000		628,361
	Union Bank of Switzerland	12/07/15	5.94%	5.39%[1]	14,900,000		1,072,800
	Barclays Bank	06/20/16	TBD[4]	0.65%	44,000,000		(119,228)
	Deutsche Bank	06/20/16	TBD[4]	0.65%	14,750,000		(21,251)
	JP Morgan Chase	7/14/16	5.55%	5.72%[1]	35,000,000		1,483,837
	Citibank	12/23/15	6.65%	7.54%[10]	7,850,000	NZD	(1,552)

146

BLACKROCK FUNDS

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Government Income	Union Bank of Switzerland	04/16/07	5.51%[1]	3.00%	$10,000,000		$108,711
	Deutsche Bank	04/18/08	4.82%	5.50%[1]	36,000,000		179,393
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	11,500,000		54,404
	Barclays Bank	03/10/09	5.19%	5.39%[1]	85,900,000		226,607
	Deutsche Bank	05/30/09	5.22%[1]	5.41%	85,100,000		(1,870,525)
	Deutsche Bank	03/23/10	5.39%[1]	4.60%	34,100,000		487,748
	Morgan Stanley	06/17/10	4.31%	5.39%[1]	5,900,000		(87,928)
	Union Bank of Switzerland	06/22/10	5.64%	5.44%[1]	28,900,000		976,820
	Goldman Sachs	07/31/10	5.47%	5.49%[1]	50,300,000		706,667
	Union Bank of Switzerland	08/16/10	5.42%[1]	4.56%	7,400,000		137,344
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	1,500,000		(30,417)
	Deutsche Bank	01/09/11	4.78%	5.00%[1]	31,200,000		(395,810)
	Union Bank of Switzerland	06/07/11	5.41%	5.24%[1]	20,000,000		82,222
	Morgan Stanley	10/01/14	5.37%[1]	4.52%	3,400,000		107,252
	Union Bank of Switzerland	11/26/14	5.40%[1]	4.58%	50,000,000		1,315,934
	Union Bank of Switzerland	03/21/15	4.88%	5.39%[1]	6,000,000		(106,800)
	Deutsche Bank	03/24/15	5.08%	5.39%[1]	11,100,000		(50,711)
	Deutsche Bank	03/29/15	5.11%	5.37%[1]	11,000,000		(22,787)
	Morgan Stanley	07/11/15	4.44%	5.51%[1]	4,000,000		(208,298)
	Morgan Stanley	08/02/15	4.73%	5.47%[1]	3,100,000		(97,075)
	Deutsche Bank	01/17/16	4.94%	5.51%[1]	6,200,000		(111,150)
	Goldman Sachs	09/13/16	5.39%[1]	5.34%	5,800,000		—
Inflation Protected Bond	Deutsche Bank	06/20/10	5.57%	5.41%[1]	6,200,000		193,018
	Goldman Sachs	11/07/10	5.03%	5.48%[1]	500,000		5,288
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	300,000		10,245
	Deutsche Bank	08/03/16	5.55%	5.47%[1]	700,000		20,365
	Citibank	12/23/15	6.65%	7.54%[10]	450,000	NZD	(89)
GNMA	Union Bank of Switzerland	04/16/07	5.51%[1]	3.00%	$15,000,000		$163,067
	Deutsche Bank	04/18/08	4.82%	5.50%[1]	7,900,000		39,367
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	4,700,000		22,235
	Barclays Bank	03/10/09	5.19%	5.39%[1]	26,900,000		70,963
	Deutsche Bank	05/30/09	5.22%[1]	5.41%	24,900,000		(547,310)
	Deutsche Bank	03/23/10	5.39%[1]	4.60%	17,100,000		244,589
	Union Bank of Switzerland	06/22/10	5.64%	5.44%[1]	8,200,000		277,160
	Goldman Sachs	07/31/10	5.47%	5.49%[1]	14,100,000		198,092
	Union Bank of Switzerland	08/16/10	5.42%[1]	4.56%	4,900,000		90,944
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	3,000,000		(60,833)
	Deutsche Bank	01/09/11	4.78%	5.00%[1]	24,500,000		(302,957)
	Morgan Stanley	10/01/14	5.37%[1]	4.52%	4,100,000		129,333
	Morgan Stanley	07/11/15	4.44%	5.51%[1]	1,800,000		(93,734)
	Morgan Stanley	08/02/15	4.73%	5.47%[1]	4,100,000		(128,389)
	Deutsche Bank	01/17/16	4.94%	5.51%[1]	2,200,000		(39,441)
	Barclays Bank	03/10/16	5.39%[1]	5.28%	7,500,000		(84,150)
	Goldman Sachs	09/13/16	5.39%[1]	5.34%	1,600,000		1
Managed Income	Union Bank of Switzerland	04/16/07	5.51%[1]	3.00%	50,000,000		543,556
	Barclays Bank	07/18/08	5.57%	5.50%[1]	17,000,000		121,541
	Wachovia Bank	07/28/08	5.49%	5.50%[1]	34,100,000		201,243
	Deutsche Bank	08/15/08	5.41%	5.41%[1]	15,700,000		74,274
	Deutsche Bank	09/12/09	5.16%	5.39%[1]	3,400,000		8,668
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	2,300,000		(46,639)
	Goldman Sachs	10/04/10	4.66%	5.48%[1]	37,000,000		(176,469)
	Deutsche Bank	11/07/10	5.00%	5.48%[1]	8,400,000		76,508
	Deutsche Bank	06/20/11	TBD[9]	0.75%	25,985,000		32,556
	Goldman Sachs	04/22/14	5.51%[1]	4.89%	20,000,000		76,328
	Citibank	06/10/14	5.39%[1]	5.24%	9,500,000		(201,000)
	Union Bank of Switzerland	03/21/15	4.88%	5.39%[1]	10,000,000		(178,000)
	JP Morgan Chase	05/26/15	5.40%[1]	4.50%	4,900,000		167,335
	Morgan Stanley	08/02/15	4.73%	5.47%[1]	12,500,000		(391,430)
	Union Bank of Switzerland	12/07/15	5.94%	5.39%[1]	5,900,000		424,800
	Barclays Bank	06/20/16	TBD[4]	0.65%	11,500,000		(31,162)
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	9,000,000		381,558
	Citibank	12/23/15	6.65%	7.54%[10]	6,800,000	NZD	(1,344)

147

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
International Bond	Deutsche Bank	04/01/07	4.28%	5.37%[1]	$20,000,000		$(113,337)
	Goldman Sachs	04/06/08	5.29%	5.49%[1]	35,000,000		486,600
	Morgan Stanley	07/01/10	4.17%	5.37%[1]	36,900,000		(1,241,690)
	Barclays Bank	09/26/10	5.14%	5.39%[1]	45,000,000		133,036
	Morgan Stanley	02/17/14	5.43%[1]	4.41%	4,100,000		184,107
	Deutsche Bank	04/01/15	5.37%[1]	5.03%	11,000,000		82,504
	Morgan Stanley	07/01/15	5.37%[1]	4.39%	20,500,000		1,145,145
	JP Morgan Chase	07/14/16	5.55%	5.72%[1]	8,500,000		360,360
	Citibank	03/20/08	6.91%	7.55%[10]	103,000,000	NZD	(532,260)
	Deutsche Bank	12/13/10	2.81%[11]	3.39%	125,000,000	SEK	(142,477)
	Goldman Sachs	01/04/11	3.06%[12]	2.86%	29,000,000	EUR	507,141
	Goldman Sachs	02/23/11	2.73%[11]	3.31%	200,000,000	SEK	161,974
	Deutsche Bank	08/02/12	6.42%	7.52%[10]	3,100,000	NZD	(49,000)
	Citibank	03/21/16	7.55%[10]	6.60%	26,200,000	NZD	12,354
High Yield Bond	Citibank	12/20/09	3.75%[12]	TBD[13]	$6,000,000		$149,043
	Citibank	03/20/10	4.74%[11]	TBD[14]	6,000,000		443,691
	Bank of America	06/20/10	TBD[15]	3.60%[10]	4,850,000		(182,438)
	Bank of America	06/20/10	TBD[15]	3.60%	4,850,000		(179,468)
	Goldman Sachs	12/20/10	TBD[16]	1.17%	1,000,000		(15,751)
	Goldman Sachs	03/20/11	TBD[17]	3.25%	1,000,000		11,395
	Union Bank of Switzerland	03/20/11	TBD[18]	1.50%	1,000,000		(17,493)
	Morgan Stanley	09/20/11	TBD[19]	3.29%	3,500,000		(114,498)
	Bank of America	09/20/11	TBD[20]	5.72%	1,500,000		(23,587)
	JP Morgan Chase	09/20/11	TBD[21]	0.54%	3,000,000		73,349
	Morgan Stanley	09/20/11	TBD[22]	2.90%	1,000,000		—
	Citibank	12/20/11	TBD[23]	2.25%	4,000,000		—
	JP Morgan Chase	09/20/13	TBD[24]	5.15%	5,000,000		(10,067)
	Citibank	06/20/16	2.05%	TBD[25]	3,000,000		(164,994)
	JP Morgan Chase	09/20/11	TBD[26]	3.75%	2,500,000	EUR	165,172
	Goldman Sachs	09/20/11	TBD[26]	3.82%	3,000,000	EUR	202,027

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.

[2]	Rate to be determined based on the 3 month LIBOR on 10/30/06.

[3]	Per the terms of the agreement, rate becomes effective 10/30/06.

[4]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.6

[5]	Rate to be determined upon notice of event of default by Argent Securities, Inc. on floating rate bond issue maturing 10/25/2035.

[6]	Rate to be determined upon notice of event of default by Ace Securities Corp. on floating rate bond issue maturing 11/25/2035.

[7]	Rate to be determined upon notice of event of default by Residential Assets Securities Corp. on floating rate bond issue maturing 12/25/2035.

[8]	Rate to be determined upon notice of event of default by Home Equity Asset Trust Heat on floating rate bond issue maturing 02/25/2036.

[9]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.HVOL.4

[10]	Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.

[11]	Rate shown is based on the 3 month STIBOR as of the most recent payment date.

[12]	Rate shown is based on the 6 month EURIBOR as of the most recent payment date.

[13]	Rate to be determined upon notice of event of default by The Goodyear Tire & Rubber Company on 7.86% bond issue maturing 08/15/2011.

[14]	Rate to be determined upon notice of event of default by Levi Strauss & Co. on 12.25% bond issue maturing 12/15/2012.

[15]	Rate to be determined upon notice of event of default by DJ CDX:NA.HY4.

[16]	Rate to be determined upon notice of event of default by Teco Energy, Inc. on 7.00% bond issue maturing 05/01/2012.

[17]	Rate to be determined upon notice of event of default by Quebecor World Capital Corp. on 6.13% bond issue maturing 11/15/2013.

[18]	Rate to be determined upon notice of event of default by Universal Corp. on 5.20% bond issue maturing 10/15/2013.

[19]	Rate to be determined upon notice of event of default by Dynergy Holdings, Inc. on 6.88% bond issue maturing 04/01/2011.

[20]	Rate to be determined upon notice of event of default by Amkor Technology, Inc. on 7.75% bond issue maturing 05/15/2013.

[21]	Rate to be determined upon notice of event of default by RH Donnelly & Sons Co. on 4.95% bond issue maturing 04/01/2014.

[22]	Rate to be determined upon notice of event of default by Freescale Semiconductor, Inc. on 7.13% bond issue maturing 07/15/2014.

[23]	Rate to be determined upon notice of event of default by Affiliated Computer Services, Inc. on 5.20% bond issue maturing 06/01/2015.

[24]	Rate to be determined upon notice of event of default by HCA, Inc. on 6.95% bond issue maturing 05/01/2012.

[25]	Rate to be determined upon notice of event of default by Lyondell Chemical Co. on 10.50% bond issue maturing 06/01/2013.

[26]	Rate to be determined upon notice of event of default by VNU NV on 5.63% bond issue maturing 05/20/2010.

148

BLACKROCK FUNDS

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Preferred Stock — The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Asset-Backed Securities — The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage Pass-Through Securities — The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Mortgage Obligations — The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, U.S.

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BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — The Portfolios may invest in Bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Repurchase Agreements — Money market instruments may be purchased from banks and non-bank dealers subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the federal Reserve book-entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers as determined under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use these instruments for leverage. These futures contracts

150

BLACKROCK FUNDS

obligate the Portfolios, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including pre-payments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Portfolio’s limit on illiquid securities.

Investing in Government Sponsored Enterprises — The Portfolios invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the United States Government.

Option Put and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than 25% of the value of its total assets (measured at the time an option is written). There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Put and Calls — The Portfolios may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

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BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Written or purchased option and swaption transactions entered into during the year ended September 30, 2006 are as follows:

	ENHANCED INCOME		LOW DURATION BOND		INTERMEDIATE GOVERNMENT BOND
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/05	—	$—	—	$—	4,880	$2,316,820
Purchased	(10)	(10,157)	(53,698)	(6,354,821)	(4,840)	(2,778,296)
Written	610	18,865	20,126	1,803,926	389	185,187
Expired	—	—	4,320	149,688	(167)	(77,095)
Closed	(600)	(8,708)	26,652	2,625,137	1,053	725,660

Balance at 9/30/06	—	$—	(2,600)	$(1,776,070)	1,315	$372,276

	INTERMEDIATE BOND		INTERMEDIATE BOND II		TOTAL RETURN
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/05	220	$106,900	7,760	$3,745,770	4,883	$2,032,676
Purchased	(240)	(137,888)	(7,260)	(4,167,122)	(2,900)	(1,662,370)
Written	15	7,007	558	261,633	216	100,387
Expired	(6)	(2,796)	(239)	(110,331)	(93)	(42,958)
Closed	74	46,084	1,693	1,107,906	1,815	1,004,487

Balance at 9/30/06	63	$19,307	2,512	$837,856	3,921	$1,432,222

	TOTAL RETURN II		GOVERNMENT INCOME		INFLATION PROTECTED BOND
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/05	36,963	$15,473,746	718	$449,984	501	$197,735
Purchased	(22,200)	(12,748,256)	(188)	(31,142)	(496)	(90,437)
Written	1,745	821,211	15,812	5,360,302	534	106,378
Expired	(723)	(334,882)	196	13,372	77	6,523
Closed	13,903	7,723,523	(10,218)	(4,137,376)	(108)	(76,948)

Balance at 9/30/06	29,688	$10,935,342	6,320	$1,655,140	508	$143,251

	GNMA		MANAGED INCOME		INTERNATIONAL BOND
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/05	410	$230,727	10,334	$4,347,478	7,760	$3,275,520
Purchased	(71)	(11,761)	(5,800)	(3,333,676)	(17,701)	(3,413,677)
Written	4,936	1,694,655	447	209,901	—	—
Expired	78	7,019	(191)	(88,246)	598	103,444
Closed	(3,273)	(1,332,840)	3,657	2,035,246	6,040	821,314

Balance at 9/30/06	2,080	$587,800	8,447	$3,170,703	(3,303)	$786,601

	HIGH YIELD BOND
	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/05	119	$89,553
Purchased	—	—
Written	5,332	745,885
Expired	(5,451)	(835,438)
Closed	—	—

Balance at 9/30/06	—	$—

152

BLACKROCK FUNDS

TBA Purchase Commitments — The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios receive compensation, in either “fee” or “drop”, as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financing Transactions — The Portfolios may enter into financing transactions consisting of the sales by a portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Bridge Debt Commitments — At September 30, 2006, the High Yield Bond Portfolio had no investments in commitments outstanding to fund high yield bridge debt. The High Yield Bond Portfolio is entitled to a fee upon the expiration of the commitment period, generally within six months of the initial commitment date. The bridge debt terms approximate market rates at the time the commitment is entered into.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(D)	Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), a wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. BlackRock, Inc. is an affiliate of Merrill Lynch and PNC.

153

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	EACH PORTFOLIO EXCEPT THE ENHANCED INCOME, INTERNATIONAL BOND, INFLATION PROTECTED BOND & GNMA	INTERNATIONAL BOND & GNMA	INFLATION PROTECTED BOND
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	.500%	.550%	.400%
$1 billion — $2 billion	.450	.500	.375
$2 billion — $3 billion	.425	.475	.350
greater than $3 billion	.400	.450	.325

The investment advisory fee for the Enhanced Income Portfolio is 0.40%. BlackRock pays BFM fees for its sub-advisory services.

PTC, an indirect subsidiary of PNC, serves as custodian for each of the Fund’s Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”) an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. The custodian and the transfer agent have agreed to voluntarily waive a portion of their fees during the period.

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B, and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

154

BLACKROCK FUNDS

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Fund paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Low Duration Bond	$38,539	$40,311
Intermediate Government Bond	56,827	2,038
Intermediate Bond II	10,577	1,792
Total Return	10,389	85
Total Return II	66,388	8,947
Government Income	138,940	5,499
Inflation Protected Bond	1,852	205
GNMA	9,872	2,344
Managed Income	2,364	30,070
International Bond	13,757	5,100
High Yield Bond	26,096	44,423

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006 the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio or share class.

For the year ended September 30, 2006, the following shows the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$6,809	$21,277	$35	$2	$—	$—	$28,123
Low Duration Bond	151,286	215,344	237,927	51,404	27,189	43,013	726,163
Intermediate Government Bond	—	135,284	540	212,214	44,929	11,951	404,918
Intermediate Bond	8,506	524	—	21	1	—	9,052
Intermediate Bond II	119,229	199,699	66,443	17,930	6,496	5,751	415,548
Total Return	97,904	915	—	69	93	42	99,023
Total Return II	279,992	400,322	95,322	141,384	30,079	44,940	992,039
Government Income	2,597	—	144,130	174,144	25,641	21,291	367,803
Inflation Protected Bond	5,844	8,060	1	2,595	1,521	2,625	20,646
GNMA	3,176	75,359	5,206	9,566	11,796	15,600	120,703
Managed Income	—	367,392	60,523	17,739	3,987	773	450,414
International Bond	31,181	177,866	57,091	101,822	11,900	37,173	417,033
High Yield Bond	50,488	105,163	111,045	178,463	66,968	31,287	543,414

155

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ADMINISTRATION FEES WAIVED

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$6,809	$6,620	$8	$1	$—	$—	$13,438
Low Duration Bond	151,286	9,676	1,522	11,697	5,939	9,198	189,318
Intermediate Government Bond	—	135,284	404	—	9,271	2,443	147,402
Intermediate Bond	8,506	—	—	7	—	—	8,513
Intermediate Bond II	115,957	8,831	13,196	—	1,430	—	139,414
Total Return	97,904	—	—	29	24	14	97,971
Total Return II	279,992	15,390	—	35,826	2,511	—	333,719
Government Income	2,584	—	2	—	9	—	2,595
Inflation Protected Bond	5,838	683	—	36	18	—	6,575
GNMA	3,176	3,220	—	—	—	—	6,396
Managed Income	—	345,038	27,032	—	905	—	372,975
International Bond	17,427	—	—	22,174	—	—	39,601
High Yield Bond	50,488	4,196	—	53,830	15,505	7,674	131,693

TRANSFER AGENT FEES
	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$912	$3,630	$156	$96	$—	$—	$4,794
Low Duration Bond	95,141	65,089	311,811	100,060	57,224	76,634	705,959
Intermediate Government Bond	—	37,809	813	285,039	98,757	23,105	445,523
Intermediate Bond	1,876	183	57	87	77	23	2,303
Intermediate Bond II	24,617	39,267	187,638	32,683	15,258	9,085	308,548
Total Return	21,185	4,308	36	1,589	2,387	6,216	35,721
Total Return II	93,102	101,677	50,907	256,326	65,090	80,867	647,969
Government Income	613	—	144,247	352,173	73,685	39,508	610,226
Inflation Protected Bond	1,428	2,556	99	4,655	2,165	1,952	12,855
GNMA	746	16,256	3,089	14,591	21,513	27,153	83,348
Managed Income	—	65,459	31,187	14,162	8,699	802	120,309
International Bond	19,014	89,997	82,318	288,233	31,958	57,602	569,122
High Yield Bond	31,595	39,097	39,872	516,164	130,361	55,124	812,213

TRANSFER AGENT FEES WAIVED
	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$377	$—	$29 $	21	$—	$—	$427
Low Duration Bond	15,872	—	373	12,605	3,206	4,369	36,425
Intermediate Government Bond	—	3,941	92	—	11,143	553	15,729
Intermediate Bond	480	—	12	8	13	4	517
Intermediate Bond II	6,455	—	1,750	—	245	—	8,450
Total Return	5,687	—	7	62	49	25	5,830
Total Return II	24,402	—	—	1,653	7	—	26,062
Government Income	151	—	1,632	—	—	—	1,783
Inflation Protected Bond	281	—	35	267	50	—	633
GNMA	192	—	—	—	—	—	192
Managed Income	—	—	—	—	4	—	4
International Bond	—	—	—	34,872	—	—	34,872
High Yield Bond	6,243	—	—	102,748	11,975	752	121,718

156

BLACKROCK FUNDS

TRANSFER AGENT FEES REIMBURSED

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$129	$—	$61	$69	$—	$—	$259
Low Duration Bond	70,090	—	—	8,523	14,941	11,616	105,170
Intermediate Government Bond	—	21,095	405	—	1,199	—	22,699
Intermediate Bond	890	—	45	5	59	19	1,018
Intermediate Bond II	14,489	—	24,993	—	—	—	39,482
Total Return	9,896	4,000	29	1,209	2,068	6,042	23,244
Total Return II	42,313	—	—	—	—	—	42,313
Government Income	307	—	9,119	—	—	—	9,426
Inflation Protected Bond	675	—	58	306	64	—	1,103
GNMA	368	—	—	—	—	—	368
Managed Income	—	7,938	—	—	65	—	8,003
International Bond	13,545	—	—	85,168	—	—	98,713
High Yield Bond	22,814	—	—	35,117	15,063	—	72,994

SHAREHOLDER SERVICE FEES

	SHARE CLASSES
	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$128	$12	$—	$—	$140
Low Duration Bond	871,852	185,669	96,024	152,083	1,305,628
Intermediate Government Bond	2,030	775,446	157,974	42,028	977,478
Intermediate Bond	—	95	4	—	99
Intermediate Bond II	284,560	66,760	23,444	21,554	396,318
Total Return	—	361	379	185	925
Total Return II	341,928	555,763	108,943	165,473	1,172,107
Government Income	551,210	695,906	91,583	81,477	1,420,176
Inflation Protected Bond	7	9,694	5,621	10,324	25,646
GNMA	19,746	35,534	42,147	55,568	152,995
Managed Income	255,358	64,975	14,364	2,798	337,495
International Bond	201,132	369,589	43,275	136,846	750,842
High Yield Bond	466,968	752,338	243,742	119,695	1,582,743

DISTRIBUTION FEES

	SHARE CLASSES
	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$5	$—	$—	$5
Low Duration Bond	74,119	288,073	456,253	818,445
Intermediate Government Bond	310,563	473,976	126,083	910,622
Intermediate Bond	37	15	1	53
Intermediate Bond II	26,682	70,332	64,663	161,677
Total Return	145	1,138	556	1,839
Total Return II	222,452	326,869	496,419	1,045,740
Government Income	278,634	274,749	244,429	797,812
Inflation Protected Bond	3,874	16,876	30,974	51,724
GNMA	14,195	126,441	166,704	307,340
Managed Income	25,953	43,091	8,394	77,438
International Bond	147,485	129,843	410,598	687,926
High Yield Bond	303,020	731,326	359,211	1,393,557

157

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DISTRIBUTION FEES WAIVED

SHARE CLASSES INVESTOR A
Enhanced Income	$5
Low Duration Bond	74,119
Intermediate Government Bond	310,563
Intermediate Bond	37
Intermediate Bond II	26,682
Total Return	145
Total Return II	222,452
Government Income	278,634
Inflation Protected Bond	3,874
GNMA	14,195
Managed Income	25,953
International Bond	147,485
High Yield Bond	303,020

In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the year ending February 1, 2007 and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
Enhanced Income	0.30%	0.40%	0.75%	0.80%	NA	NA
Low Duration Bond	0.40%	0.55%	0.85%	0.81%[1]	1.56%[1]	1.56%[1]
Intermediate Government Bond	NA	0.60%	0.90%	1.07%	1.82%	1.82%
Intermediate Bond	0.40%	0.55%	0.85%	0.90%	1.65%	1.65%
Intermediate Bond II	0.45%	0.60%	0.90%	0.95%	1.70%	1.70%
Total Return	0.40%	0.55%	0.85%	0.90%	1.65%	1.65%
Total Return II	0.40%	0.55%	0.85%	0.81%[1]	1.65%	1.65%
Government Income	0.45%	NA	0.90%	1.07%	1.82%	1.82%
Inflation Protected Bond	0.30%	0.40%	0.75%	0.85%	1.60%	1.60%
GNMA	0.45%	0.60%	0.90%	1.07%	1.82%	1.82%
Managed Income	NA	0.65%	0.95%	1.12%	1.87%	1.87%
International Bond	0.78%	1.03%	1.33%	1.19%[1]	2.25%	2.25%
High Yield Bond	0.55%	0.70%	1.00%	0.96%[1]	1.71%[1]	1.71%[1]

[1]	Prior to February 1, 2006, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 0.90%, 1.65%, and 1.65% for the Investor A, Investor B and Investor C share classes, respectively, of Low Duration Bond; 0.90% for the Investor A share class of Total Return II; 1.50% for the Investor A share class of International Bond; and 1.17%, 1.92% and 1.92% for the Investor A, Investor B and Investor C share classes, respectively, of High Yield Bond.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

Under terms of the Agreement and Plan of Reorganization of the State Street Government Income Fund and the State Street High Income Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B, and Investor C Share classes of the Intermediate Government Bond Portfolio and the High Yield Bond Portfolio are not subject to future recoupment by BlackRock.

158

BLACKROCK FUNDS

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement were as follows:

	EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Enhanced Income	$271,986	$237,516	$116,252	$625,754
Low Duration Bond	4,373,486	3,977,877	1,699,174	10,050,537
Intermediate Bond	146,763	178,282	102,738	427,783
Intermediate Bond II	2,070,723	2,101,789	884,963	5,057,475
Total Return	941,716	1,116,993	653,327	2,712,036
Total Return II	5,428,876	5,856,434	2,598,670	13,883,980
Government Income	363,760	787,864	258,396	1,410,020
Inflation Protected Bond	182,698	256,149	103,606	542,453
GNMA	696,440	661,884	156,175	1,514,499
Managed Income	1,236,727	1,200,201	70,341	2,507,269
International Bond	26,818	55,064	165,661	247,543

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2006:

Low Duration Bond	$3,619,537
Intermediate Bond II	1,750,280
Total Return	606,696
Total Return II	5,029,818
Government Income	361,714
GNMA	830,940
Managed Income	1,600,137
International Bond	16,453

Pursuant to the Fund’s Plan, a Portfolio may pay BlackRock Distributors, Inc. (the “Distributor”) and/or BlackRock or any other affiliate of PNC fees for distribution and sales support services. Currently, only Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Portfolio may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Portfolio in return for providing services to shareholders. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

159

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Class Specific Fee Arrangements

Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees(4)	Contractual Fees	Actual Fees(4)	Contractual Fees(1)	Actual Fees(4)	Contractual Fees(2)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)
Enhanced Income	None	None	None	None	0.25%	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A
Low Duration Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Intermediate Government Bond	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Intermediate Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Intermediate Bond II	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Total Return	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Total Return II	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Government Income	None	None	N/A	N/A	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Inflation Protected Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
GNMA	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Managed Income	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
International Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
High Yield Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%

(1) — The maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — The maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(3) — The maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(4) — The actual fees are for the year ended September 30, 2006.

BlackRock maintains a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Enhanced Income	$1,272	$1,805	$31	$22	$—	$—	$3,130
Low Duration Bond	32,467	16,609	23,009	15,432	4,723	6,795	99,035
Intermediate Government Bond	—	15,822	140	59,611	18,810	3,717	98,100
Intermediate Bond	4,171	114	12	20	14	4	4,335
Intermediate Bond II	18,838	14,535	7,321	3,487	1,187	947	46,315
Total Return	13,601	36	7	64	55	37	13,800
Total Return II	72,399	36,208	18,467	31,158	5,326	5,965	169,523
Government Income	573	—	16,528	32,907	7,315	6,463	63,786
Inflation Protected Bond	1,319	814	35	996	469	589	4,222
GNMA	564	6,093	622	2,254	2,663	2,581	14,777
Managed Income	—	24,865	5,081	2,557	665	106	33,274
International Bond	9,965	24,637	10,566	46,423	4,787	9,832	106,210
High Yield Bond	15,492	13,750	16,570	123,465	19,327	7,520	196,124

160

BLACKROCK FUNDS

For the year ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Enhanced Income	$211
Low Duration Bond	8,557
Intermediate Government Bond	6,561
Intermediate Bond	145
Intermediate Bond II	6,527
Total Return	44
Total Return II	42,554
Government Income	1,431
Inflation Protected Bond	521
GNMA	13,828
Managed Income	554
International Bond	11,561

For the year ended September 30, 2006, the Distributor and its affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Shares as follows:

Enhanced Income.	$18
Low Duration Bond.	4,943
Intermediate Government Bond	10,361
Intermediate Bond II	9,757
Total Return	795
Total Return II	74,337
Government Income	44,301
Inflation Protected Bond	10,255
GNMA	31,502
Managed Income	15,289
International Bond	11,413
High Yield Bond	65,923

For the year ended September 30, 2006, affiliates received the following contigent deferred sales charges relating to transactions in Investor A Shares, Investor B Shares and Investor C Shares:

	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
Low Duration Bond	$—	$91,026	$3,347
Intermediate Government Bond	—	20,290	1,321
Intermediate Bond II	—	12,608	215
Total Return	—	79	—
Total Return II	—	69,016	5,294
Government Income	—	23,806	3,711
Inflation Protected Bond	—	246	1,101
GNMA	—	38,533	590
Managed Income	—	18,671	5
International Bond	48,630	11,686	26,030
High Yield Bond	—	74,680	4,464

161

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended September 30, 2006, short term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Enhanced Income	Institutional Money Market Trust	$45,900	$45,900
Low Duration	Institutional Money Market Trust	4,462,500	4,462,500
Intermediate Bond II	Institutional Money Market Trust	18,721,450	18,721,450
Total Return	Institutional Money Market Trust	2,013,300	2,013,300
Total Return II	Institutional Money Market Trust	10,912,001	11,055,811
Managed Income	Institutional Money Market Trust	2,576,100	2,576,100
High Yield	Institutional Money Market Trust	(3,763,053)	99,552,417

For the year ended September 30, 2006, long term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	BEGINNING PAR/NOTIONAL AMOUNT	PURCHASES	SALES	ENDING PAR/NOTIONAL AMOUNT	NET REALIZED GAIN (LOSS)	INTEREST/ AMORTIZATION INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Enhanced Income	Merrill Lynch Mortgage
	Investors, Inc., Series 97-B, Class A	628,926	$—	$(173,096)	455,830	$—	$28,271	$456,477
	Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	390,379	—	(207,519)	182,860	—	13,213	183,248
	Merrill Lynch Mortgage Investors, Inc., Series 02-MWL, Class XP	2,520,780	—	(332,934)	2,187,846	—	4,550	82,986
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	—	420,774	(6,273)	414,501	—	2,355	408,845
Low Duration	Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A	1,624,425	—	(447,081)	1,177,344	—	74,174	1,179,015
	Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A	862,461	—	(245,552)	616,909	—	37,298	619,576
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	—	10,439,558	(155,643)	10,283,915	—	62,232	10,143,571
Intermediate Government	Merrill Lynch Mortgage Investors, Inc., Series 95-C2, (IO)	1,952,091	—	(1,952,091)	—	(3,316)	1,568	—
	Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1	442,146	—	(15,932)	426,214	—	30,905	429,965
Intermediate Bond II	Merrill Lynch Mortgage Investors, Inc., Series 95-C2, (IO)	3,139,122	—	(3,139,122)	—	(4,486)	2,513	—
	Merrill Lynch & Co., Inc. Swap agreement	15,300,000	—	(15,300,000)	—	370,696	—	—
Total Return	Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A	—	2,550,000	(1,188,745)	1,361,255	—	81,132	1,361,550
	Merrill Lynch & Co., Inc. Swap agreement	4,900,000	—	(4,900,000)	—	118,720	—	—
	Merrill Lynch & Co., Inc. Swap agreement	725,000	—	(725,000)	—	(19,085)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	1,000,000	—	(1,000,000)	—	4,599	—	—
	Merrill Lynch & Co., Inc. Swap agreement	600,000	—	(600,000)	—	(29,425)	—	—

162

BLACKROCK FUNDS

	PORTFOLIO COMPANY	BEGINNING PAR/ NOTIONAL AMOUNT	PURCHASES	SALES	ENDING PAR/ NOTIONAL AMOUNT	NET REALIZED GAIN (LOSS)	INTEREST/ AMORTIZATION INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
	Merrill Lynch & Co., Inc. Swap agreement	6,200,000	$—	$(6,200,000)	—	$100,176	$—	$—
	Merrill Lynch & Co., Inc. Swap agreement	8,205,000	—	(8,205,000)	—	(298,447)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	—	4,000,000	(4,000,000)	—	650	—	—
Total Return II	Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4	7,100,000	—	—	7,100,000	—	343,500	7,070,997
	Merrill Lynch Mortgage Investors, Inc., Series 95-C2, (IO)	5,068,075	—	(5,068,075)	—	(14,688)	4,571	—
	Merrill Lynch & Co., Inc. Swap agreement	41,100,000	—	(41,100,000)	—	995,791	—	—
	Merrill Lynch & Co., Inc. Swap agreement	6,150,000	—	(6,150,000)	—	(161,892)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	8,175,000	—	(8,175,000)	—	37,599	—	—
	Merrill Lynch & Co., Inc. Swap agreement	5,100,000	—	(5,100,000)	—	(250,117)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	53,400,000	—	(53,400,000)	—	862,811	—	—
	Merrill Lynch & Co., Inc. Swap agreement	64,480,000	—	(64,480,000)	—	(2,345,400)	—	—
Government Income	Merrill Lynch & Co., Inc. Swap agreement	3,300,000	—	(3,300,000)	—	79,954	—	—
GNMA	Merrill Lynch & Co., Inc. Swap agreement	4,300,000	—	(4,300,000)	—	114,183	—	—
Managed Income	Merrill Lynch Mortgage Investors, Inc., Series 95-C2, (IO)	7,452,054	—	(7,452,054)	—	(66,635)	5,579	—
	Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A	—	5,300,000	(2,470,725)	2,829,275	—	168,530	2,829,889
	Merrill Lynch & Co., Inc. Swap agreement	13,100,000	—	(13,100,000)	—	317,393	—	—
	Merrill Lynch & Co., Inc. Swap agreement	1,950,000	—	(1,950,000)	—	(51,331)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	2,550,000	—	(2,550,000)	—	11,729	—	—
	Merrill Lynch & Co., Inc. Swap agreement	1,600,000	—	(1,600,000)	—	(78,468)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	17,000,000	—	(17,000,000)	—	274,678	—	—
	Merrill Lynch & Co., Inc. Swap agreement	17,020,000	—	(17,020,000)	—	(619,087)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	—	8,500,000	(8,500,000)	—	1,383	—	—
International Bond	Merrill Lynch & Co., Inc. Swap agreement	90,000,000	—	(90,000,000)	—	(720,192)	—	—
High Yield	Merrill Lynch & Co., Inc. Swap agreement	2,000,000	—	(2,000,000)	—	(41,108)	—	—
	Merrill Lynch & Co., Inc. Swap agreement	2,000,000	—	(2,000,000)	—	95,756	—	—
	Merrill Lynch & Co., Inc. Swap agreement	3,000,000	—	(3,000,000)	—	239,776	—	—
	Merrill Lynch & Co., Inc. Swap agreement	—	3,000,000	(3,000,000)	—	(87,909)	—	—

163

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006 is as follows:

Enhanced Income	$13
Low Duration Bond	3,952
Intermediate Government Bond	8,506
Intermediate Bond	13
Intermediate Bond II	595
Total Return	85
Total Return II	4,234
Government Income	3,268
Inflation Protected Bond	223
GNMA	704
Managed Income	315
International Bond	7,986
High Yield Bond	17,676

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “Fees paid indirectly”.

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets.

At September 30, 2006, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATE	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Enhanced Income	$44,064	$45,900	$45,900
Low Duration Bond	4,284,044	4,462,500	4,462,500
Intermediate Bond II	18,042,910	18,721,450	18,721,450
Total Return	1,948,875	2,013,300	2,013,300
Total Return II	10,674,788	11,055,811	11,055,811
Managed Income	2,485,313	2,576,100	2,576,100
High Yield Bond	94,900,270	99,552,417	99,646,026

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

164

BLACKROCK FUNDS

(E)	Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of securities including paydowns, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

	PURCHASES	SALES
Enhanced Income	$42,210,164	$40,700,966
Low Duration Bond	834,609,551	1,026,501,933
Intermediate Government Bond	339,870,262	519,380,494
Intermediate Bond	31,319,820	21,492,557
Intermediate Bond II	510,420,842	382,238,626
Total Return	518,413,714	393,957,534
Total Return II	3,937,324,183	3,210,587,584
Government Income	2,094,901,862	1,954,956,316
Inflation Protected Bond	12,163,498	17,082,060
GNMA	285,954,781	310,198,679
Managed Income	929,435,762	792,385,703
International Bond	780,743,676	816,644,581
High Yield Bond	1,106,527,830	927,284,168

For the year ended September 30, 2006, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
Enhanced Income	$16,535,830	$20,644,330
Low Duration Bond	206,970,629	644,448,594
Intermediate Government Bond	320,530,395	473,545,125
Intermediate Bond	23,280,460	28,304,141
Intermediate Bond II	570,779,820	748,860,005
Total Return	257,181,382	303,741,921
Total Return II	1,879,944,741	2,299,558,516
Government Income	978,715,357	1,023,269,649
Inflation Protected Bond	89,780,717	83,117,614
GNMA	125,522,088	137,760,713
Managed Income	464,997,504	568,580,741
International Bond	110,225,243	111,759,551

165

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F)	Capital Shares

Transactions in capital shares for each year were as follows:

	ENHANCED INCOME
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	396,648	$3,904,172	2,557,797	$25,360,401
Institutional Class	2,153,375	21,175,941	4,696,240	46,518,977
Service Class	9,634	93,220	4,995	48,742
Investor A Class	5,517	54,214	226	2,230
Shares issued in reinvestment of dividends:
BlackRock Class	16,156	158,868	27,096	268,396
Institutional Class	105	1,030	201	1,987
Service Class	39	375	4	43
Investor A Class	17	169	3	30
Shares redeemed:
BlackRock Class	(965,738)	(9,479,437)	(2,066,288)	(20,475,433)
Institutional Class	(2,246,692)	(22,082,627)	(5,002,721)	(49,546,947)
Service Class	(12,478)	(120,624)	(4)	(39)
Investor A Class	(531)	(5,195)	—	—

Net increase (decrease)	(643,948)	$(6,299,894)	217,549	$2,178,387

	LOW DURATION BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	15,488,105	$152,493,902	23,677,584	$237,200,862
Institutional Class	5,215,267	51,427,952	13,140,496	131,840,889
Service Class	9,800,073	96,621,097	15,491,086	155,287,978
Investor A Class	4,422,863	43,620,306	3,372,366	33,802,475
Investor B Class	331,107	3,261,726	305,370	3,060,506
Investor C Class	952,613	9,386,370	1,111,687	11,134,000
Shares issued in reinvestment of dividends:
BlackRock Class	1,799,615	17,717,827	1,577,075	15,770,232
Institutional Class	102,576	1,010,990	89,590	896,842
Service Class	1,301,299	12,821,898	1,015,873	10,161,607
Investor A Class	233,499	2,301,653	180,216	1,803,602
Investor B Class	67,707	667,252	55,823	558,285
Investor C Class	76,278	751,247	72,317	723,217
Shares redeemed:
BlackRock Class	(17,191,663)	(169,317,426)	(47,103,065)	(471,633,795)
Institutional Class	(21,351,057)	(210,515,375)	(22,415,014)	(224,670,022)
Service Class	(24,089,426)	(237,219,746)	(12,747,828)	(127,637,535)
Investor A Class	(4,972,464)	(48,996,302)	(4,584,912)	(45,968,058)
Investor B Class	(1,789,881)	(17,641,110)	(2,299,034)	(23,042,304)
Investor C Class	(3,217,310)	(31,694,419)	(6,267,123)	(62,832,733)

Net decrease	(32,820,799)	$(323,302,158)	(35,327,493)	$(353,543,952)

166

BLACKROCK FUNDS

	INTERMEDIATE GOVERNMENT BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:(1)
Institutional Class	—	$—	603,030	$6,247,476
Investor A Class	—	—	35,945,484	373,247,336
Investor B Class	—	—	7,860,023	81,415,016
Investor C Class	—	—	1,326,873	13,754,555
Shares sold:
Institutional Class	2,637,806	26,657,837	4,935,111	50,660,534
Service Class	39,098	396,044	53,163	551,290
Investor A Class	2,444,179	24,574,587	2,301,849	23,697,849
Investor B Class	234,020	2,359,921	305,328	4,572,462
Investor C Class	204,347	2,063,312	166,254	3,465,591
Shares issued in reinvestment of dividends:
Institutional Class	132,395	1,335,843	209,245	2,162,681
Service Class	1,585	15,970	1,790	18,467
Investor A Class	626,165	6,333,864	504,455	5,201,764
Investor B Class	134,744	1,360,044	140,188	1,443,361
Investor C Class	23,762	239,940	25,817	266,289
Shares redeemed:
Institutional Class	(5,100,812)	(51,493,023)	(7,281,755)	(75,223,527)
Service Class	(41,316)	(418,680)	(90,576)	(933,270)
Investor A Class	(8,766,570)	(88,580,775)	(9,159,278)	(94,649,944)
Investor B Class	(2,680,709)	(27,044,983)	(1,944,875)	(20,013,613)
Investor C Class	(781,367)	(7,896,279)	(902,590)	(9,324,007)

Net increase (decrease)	(10,892,673)	$(110,096,378)	34,999,536	$366,560,310

(1)	See Note (B).

	INTERMEDIATE BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 09/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	42,053	$410,015	2,918,957	$28,908,265
Institutional Class	3,284	33,000	81,163	829,560
Investor A Class	2,491	24,647	1,927	19,367
Investor B Class	—	—	187	1,879
Shares issued in reinvestment of dividends:
BlackRock Class	101,130	979,126	82,753	820,654
Institutional Class	—	4	—	1
Service Class	—	3	—	—
Investor A Class	157	1,546	37	373
Investor B Class	6	63	1	14
Investor C Class	—	3	—	—
Shares redeemed:
BlackRock Class	(91,514)	(889,355)	(2,532,276)	(25,073,039)
Institutional Class	(5,114)	(51,590)	(30)	(300)

Net increase	52,493	$507,462	552,719	$5,506,774

167

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	INTERMEDIATE BOND II
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	15,127,094	$138,742,996	10,943,920	$103,766,106
Institutional Class	10,491,748	96,435,757	7,910,204	74,474,551
Service Class	12,683,707	115,919,423	4,061,951	38,342,245
Investor A Class	1,152,420	10,582,185	1,146,433	10,812,049
Investor B Class	124,901	1,146,363	168,492	1,587,038
Investor C Class	272,672	2,508,469	167,224	1,575,377
Shares issued in reinvestment of dividends:
BlackRock Class	1,371,020	12,592,788	1,503,241	14,177,881
Institutional Class	187,286	1,718,393	240,047	2,268,072
Service Class	468,809	4,308,204	367,148	3,460,910
Investor A Class	97,052	891,770	111,485	1,051,081
Investor B Class	15,571	143,130	17,501	165,066
Investor C Class	13,774	126,687	14,516	137,001
Shares redeemed:
BlackRock Class	(20,186,388)	(185,384,030)	(12,225,385)	(115,777,289)
Institutional Class	(11,584,459)	(106,496,157)	(8,948,280)	(84,224,943)
Service Class	(3,354,369)	(30,841,057)	(3,068,291)	(28,892,569)
Investor A Class	(1,622,858)	(14,953,573)	(1,454,381)	(13,699,059)
Investor B Class	(417,817)	(3,834,644)	(523,981)	(4,940,189)
Investor C Class	(363,761)	(3,345,291)	(692,275)	(6,522,781)

Net increase (decrease)	4,476,402	$40,261,413	(260,431)	$(2,239,453)

	TOTAL RETURN
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	5,049,078	$50,837,046	20,067,484	$207,899,062
Institutional Class	440,163	4,430,195	51	524
Investor A Class	27,739	277,273	8,153	84,401
Investor B Class	10,232	103,086	4,032	41,806
Investor C Class	7,331	73,530	5,489	57,000
Shares issued in reinvestment of dividends:
BlackRock Class	1,462,174	14,732,053	1,082,570	11,199,468
Institutional Class	565	5,629	1	6
Service Class	—	4	80	834
Investor A Class	598	6,029	111	1,147
Investor B Class	538	5,426	229	2,372
Investor C Class	257	2,588	62	636
Shares redeemed:
BlackRock Class	(2,122,689)	(21,359,972)	(16,967,035)	(175,591,962)
Institutional Class	(4,233)	(42,349)	(51)	(527)
Service Class	—	—	(2,885)	(29,944)
Investor A Class	(7,489)	(75,802)	(597)	(6,181)
Investor B Class	(1,761)	(17,707)	(937)	(9,743)
Investor C Class	(2,621)	(26,129)	(443)	(4,595)

Net increase	4,859,882	$48,950,900	4,196,314	$43,644,304

168

BLACKROCK FUNDS

	TOTAL RETURN II
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Proceeds from the CIGNA Merger(1)
Investor A Class	—	$—	9,164,716	$88,882,541
Shares sold:
BlackRock Class	30,190,637	285,487,123	72,943,333	710,880,147
Institutional Class	30,416,873	286,818,541	14,121,667	137,024,604
Service Class	2,527,980	23,887,104	3,124,016	30,340,448
Investor A Class	9,305,497	87,890,151	7,182,115	68,960,212
Investor B Class	653,078	6,161,904	838,821	8,145,914
Investor C Class	1,433,563	13,528,099	1,440,182	14,007,464
Shares issued in reinvestment of dividends:
BlackRock Class	6,194,001	58,563,751	5,151,864	50,150,246
Institutional Class	656,793	6,205,258	325,876	3,169,280
Service Class	545,060	5,142,052	393,907	3,828,505
Investor A Class	864,274	8,159,129	564,587	5,487,417
Investor B Class	76,464	721,298	66,679	647,871
Investor C Class	47,237	446,099	38,229	371,797
Shares redeemed:
BlackRock Class	(26,289,700)	(248,375,426)	(61,453,820)	(598,016,374)
Institutional Class	(13,429,768)	(126,492,800)	(22,164,275)	(215,691,754)
Service Class	(6,041,148)	(57,036,078)	(2,684,772)	(26,080,827)
Investor A Class	(7,504,999)	(70,823,431)	(8,261,374)	(80,230,420)
Investor B Class	(1,775,248)	(16,736,501)	(1,596,836)	(15,512,697)
Investor C Class	(2,505,788)	(23,652,978)	(2,584,498)	(25,136,361)

Net increase	25,364,806	$239,893,295	16,610,417	$161,228,013

(1)	See Note (B).

	GOVERNMENT INCOME
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	—	$1	—	$1
Service Class	4,555,613	48,762,543	20,018,360	224,095,636
Investor A Class	13,481,578	144,020,281	15,705,001	173,372,996
Investor B Class	498,709	5,343,424	1,054,848	11,666,233
Investor C Class	1,015,508	10,833,488	1,196,333	13,196,771
Shares issued in reinvestment of dividends:
BlackRock Class	37,744	403,136	48,339	534,250
Service Class	806,401	8,595,924	241,137	2,654,457
Investor A Class	699,831	7,472,465	471,025	5,201,492
Investor B Class	64,331	687,599	76,964	850,428
Investor C Class	53,604	571,501	51,223	564,964
Shares redeemed:
BlackRock Class	—	—	(183,175)	(2,002,148)
Service Class	(24,888,899)	(266,066,459)	(720,236)	(7,931,475)
Investor A Class	(8,006,454)	(85,301,603)	(4,798,560)	(53,075,253)
Investor B Class	(1,472,006)	(15,718,597)	(1,243,847)	(13,757,205)
Investor C Class	(819,858)	(8,716,183)	(656,734)	(7,244,686)

Net increase (decrease)	(13,973,898)	$(149,112,480)	31,260,678	$348,126,461

169

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	INFLATION PROTECTED BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	7,416	$74,450	1,114,622	$11,640,391
Institutional Class	1,227,899	12,555,817	619,259	6,536,438
Service Class	258	2,600	143	1,498
Investor A Class	348,929	3,474,988	592,223	6,211,445
Investor B Class	141,888	1,429,351	217,150	2,273,598
Investor C Class	268,102	2,691,598	375,454	3,950,746
Shares issued in reinvestment of dividends:
BlackRock Class	21,987	218,426	6,148	63,843
Institutional Class	19,141	194,247	7,358	77,671
Service Class	19	194	2	24
Investor A Class	19,729	198,238	12,079	126,662
Investor B Class	9,487	95,621	2,444	25,643
Investor C Class	12,414	125,682	4,464	47,091
Shares redeemed:
BlackRock Class	(431,257)	(4,268,345)	(900,905)	(9,381,838)
Institutional Class	(291,786)	(2,929,436)	(77,288)	(816,190)
Investor A Class	(340,239)	(3,382,320)	(231,656)	(2,415,819)
Investor B Class	(134,779)	(1,329,350)	(30,328)	(316,726)
Investor C Class	(175,178)	(1,752,622)	(24,467)	(257,434)

Net increase	704,030	$7,399,139	1,686,702	$17,767,043

	GNMA
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	31,153	$300,000	112	$1,100
Institutional Class	1,654,540	15,739,253	1,224,881	12,039,086
Service Class	241,056	2,295,620	797,088	7,867,549
Investor A Class	595,974	5,687,757	479,134	4,725,445
Investor B Class	121,814	1,162,042	130,958	1,290,150
Investor C Class	127,177	1,210,789	315,345	3,095,297
Shares issued in reinvestment of dividends:
BlackRock Class	64,953	618,599	46,832	458,892
Institutional Class	9,581	91,446	6,790	66,675
Service Class	6,981	66,659	6,106	59,880
Investor A Class	58,888	563,898	41,656	410,176
Investor B Class	49,838	476,137	40,105	393,684
Investor C Class	28,217	269,220	25,500	250,129
Shares redeemed:
BlackRock Class	(1,653)	(15,800)	(464)	(4,588)
Institutional Class	(2,844,785)	(27,137,128)	(4,038,772)	(39,726,163)
Service Class	(277,586)	(2,625,522)	(194,386)	(1,902,805)
Investor A Class	(749,895)	(7,164,096)	(773,584)	(7,638,274)
Investor B Class	(678,075)	(6,471,525)	(705,005)	(6,925,054)
Investor C Class	(863,182)	(8,231,218)	(1,593,289)	(15,656,325)

Net decrease	(2,425,004)	$(23,163,869)	(4,190,993)	$(41,195,146)

170

BLACKROCK FUNDS

	MANAGED INCOME
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	8,330,504	$82,997,933	4,721,056	$48,808,111
Service Class	9,338,375	92,895,852	4,378,267	45,218,402
Investor A Class	442,473	4,395,880	620,512	6,408,922
Investor B Class	167,320	1,654,895	135,723	1,402,256
Investor C Class	53,253	526,759	41,170	426,350
Shares issued in reinvestment of dividends:
Institutional Class	306,794	3,076,633	243,639	2,523,415
Service Class	361,367	3,596,263	184,693	1,906,988
Investor A Class	118,934	1,186,039	136,893	1,415,011
Investor B Class	12,049	120,150	13,039	134,801
Investor C Class	1,744	17,319	1,097	11,310
Shares redeemed:
Institutional Class	(10,346,995)	(103,148,189)	(9,318,309)	(96,359,348)
Service Class	(2,650,327)	(26,388,726)	(4,302,614)	(44,536,765)
Investor A Class	(1,054,827)	(10,526,418)	(1,277,114)	(13,200,211)
Investor B Class	(315,485)	(3,134,548)	(377,402)	(3,896,421)
Investor C Class	(56,825)	(562,819)	(9,506)	(98,076)

Net increase (decrease)	4,708,354	$46,707,023	(4,808,856)	$(49,835,255)

	INTERNATIONAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	8,926,593	$97,755,494	8,425,996	$99,741,689
Institutional Class	7,491,506	81,872,709	25,836,761	307,795,012
Service Class	2,778,377	30,072,436	5,793,762	68,495,942
Investor A Class	4,201,513	45,909,414	10,809,908	128,016,737
Investor B Class	204,847	2,237,539	687,467	8,202,390
Investor C Class	1,084,469	11,823,215	3,605,149	42,794,722
Shares issued in reinvestment of dividends:
BlackRock Class	137,615	1,498,351	227,780	2,679,636
Institutional Class	145,049	1,575,719	267,437	3,147,143
Service Class	171,917	1,868,726	383,524	4,526,581
Investor A Class	274,553	2,986,268	541,901	6,399,493
Investor B Class	17,979	195,243	43,122	510,377
Investor C Class	49,160	535,287	115,886	1,369,607
Shares redeemed:
BlackRock Class	(4,758,353)	(51,446,541)	(2,918,326)	(33,604,277)
Institutional Class	(17,841,077)	(192,461,113)	(6,661,800)	(78,194,908)
Service Class	(5,929,575)	(63,889,539)	(3,546,075)	(41,217,400)
Investor A Class	(7,989,804)	(86,721,213)	(5,773,239)	(67,619,357)
Investor B Class	(582,201)	(6,325,843)	(431,547)	(5,024,195)
Investor C Class	(2,387,560)	(25,890,328)	(1,080,369)	(12,608,594)

Net increase (decrease)	(14,004,992)	$(148,404,176)	36,327,337	$435,410,598

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	HIGH YIELD BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:(1)
Institutional Class	—	$—	499,336	$4,119,515
Investor A Class	—	—	28,680,269	236,635,082
Investor B Class	—	—	4,562,480	37,633,102
Investor C Class	—	—	1,274,746	10,520,796
Shares sold:
BlackRock Class	12,594,569	99,376,124	7,315,006	59,096,944
Institutional Class	8,418,634	66,508,208	7,571,836	65,363,033
Service Class	19,370,000	152,729,927	9,805,652	79,698,157
Investor A Class	28,105,445	220,891,352	3,642,531	34,582,933
Investor B Class	1,285,186	10,131,938	1,252,655	10,272,635
Investor C Class	1,893,002	14,940,964	1,027,665	10,387,994
Shares issued in reinvestment of dividends:
BlackRock Class	1,862,212	14,685,047	1,426,346	11,649,664
Institutional Class	474,871	3,740,980	375,742	3,087,049
Service Class	1,037,633	8,176,339	411,312	3,347,060
Investor A Class	2,406,865	18,974,594	1,267,862	10,294,391
Investor B Class	695,634	5,486,675	549,068	4,479,462
Investor C Class	270,824	2,137,143	253,565	2,075,165
Shares redeemed:
BlackRock Class	(7,646,440)	(60,731,519)	(3,386,198)	(27,517,060)
Institutional Class	(7,399,495)	(58,510,517)	(7,873,773)	(64,362,195)
Service Class	(10,726,431)	(84,773,733)	(4,437,678)	(35,963,148)
Investor A Class	(9,581,567)	(75,673,141)	(10,042,859)	(81,611,317)
Investor B Class	(4,565,496)	(36,037,431)	(4,047,039)	(44,405,828)
Investor C Class	(1,782,575)	(14,098,034)	(3,996,445)	(32,517,967)

Net increase	36,712,871	$287,954,916	36,132,079	$296,865,467

(1)	See Note (B).

On September 30, 2006, one shareholder held 92% of the outstanding shares of the Enhanced Income Portfolio, three shareholders held 44% of the outstanding shares of the Low Duration Bond Portfolio, two shareholders held 40% of the outstanding shares of the Intermediate Government Bond Portfolio, four shareholders held 95% of the outstanding shares of the Intermediate Bond Portfolio, five shareholders held 69% of the Intermediate Bond Portfolio II, six shareholders held 68% of the outstanding shares of the Total Return Portfolio, one shareholder held 28% of the outstanding shares of the Total Return Portfolio II, three shareholders held 37% of the outstanding shares of the Government Income Portfolio, three shareholders held 81% of the outstanding shares of the Inflation Protected Bond Portfolio, three shareholders held 72% of the outstanding shares of the GNMA Portfolio, two shareholders held 90% of the outstanding shares of the Managed Income Portfolio, two shareholders held 24% of the outstanding shares of the International Bond Portfolio and three shareholders held 25% of the outstanding shares of the High Yield Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(G)	Federal Tax Information

No provision is made for Federal taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized

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gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, attributable to paydown gain/(loss), swap income/(loss), transactions involving foreign securities and currencies, TIP adjustments, net operating loss reclass and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE/ (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME	UNREALIZED APPRECIATION (DEPREC) ON INVESTMENTS
Enhanced Income	$—	$(37,123)	$37,123	$—
Low Duration Bond	—	(290,358)	290,358	—
Intermediate Government Bond	(7,447,871)	(406,536)	303,115	7,551,292
Intermediate Bond	—	(19,030)	19,030	—
Intermediate Bond II	—	(456,690)	456,690
Total Return Portfolio	—	(246,233)	246,233	—
Total Return Portfolio II	(590,334)	(614,017)	614,017	590,344
Government Income	—	426,207	(426,207)	—
Inflation Protected Bond	—	(870,161)	870,161	—
GNMA	—	(557,886)	557,886	—
Managed Income	—	(631,944)	631,944	—
International Bond	(27,894,182)	30,724,297	(2,830,115)	—
High Yield Bond	(125,560)	1,053,455	(1,053,455)	125,560

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

	ORDINARY INCOME	TAX RETURN OF CAPITAL	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Enhanced Income
9/30/06	$2,332,061	$—	$—	$2,332,061
9/30/05	1,677,786	—	—	1,677,786
Low Duration Bond
9/30/06	53,997,505	—	—	53,997,505
9/30/05	49,855,929	—	—	49,855,929
Intermediate Government Bond
9/30/06	20,929,635	—	—	20,929,635
9/30/05	13,795,146	3,929,278	1,396,396	19,120,820
Intermediate Bond
9/30/06	1,388,371	—	—	1,388,371
9/30/05	1,007,615	—	7,371	1,014,986
Intermediate Bond II
9/30/06	37,013,354	—	—	37,013,354
9/30/05	30,447,058	—	7,337,926	37,784,984
Total Return
9/30/06	16,705,888	—	606,211	17,312,099
9/30/05	13,253,887	—	—	13,253,887

173

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	ORDINARY INCOME	TAX RETURN OF CAPITAL	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Total Return II
9/30/06	$123,744,916	$—	$7,736,766	$131,481,682
9/30/05	99,908,300	—	4,346,486	104,254,786
Government Income
9/30/06	22,605,864	—	—	22,605,864
9/30/05	18,372,241	807,397	—	19,179,638
Inflation Protected Bond
9/30/06	3,216,010	—	242,638	3,458,648
9/30/05	1,977,061	—	2,434	1,979,495
GNMA
9/30/06	9,516,440	—	—	9,516,440
9/30/05	8,498,850	—	—	8,498,850
Managed Income
9/30/06	36,846,489	—	—	36,846,489
9/30/05	31,584,376	—	2,759,862	34,344,238
International Bond
9/30/06	—	16,671,770	—	16,671,770
9/30/05	31,309,603	—	1,447,289	32,756,892
High Yield Bond
9/30/06	76,073,277	—	11,248,690	87,321,967
9/30/05	67,406,689	—	799,441	68,206,130

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER CAPITAL LOSSES	POST- OCTOBER CURRENCY LOSSES
Enhanced Income	$192,282	$—	$403,647	$267,978	$—
Low Duration Bond	4,263,190	—	28,552,211	12,542,350	—
Intermediate Government Bond	1,697,869	—	18,446,411	1,354,626	—
Intermediate Bond	43,425	—	169,692	448,374	—
Intermediate Bond II	3,707,854	—	159,577	11,887,953	—
Total Return	1,183,024	—	71,451	4,150,283	—
Total Return II	5,675,876	—	688,405	28,482,902	—
Government Income	1,561,195	—	8,163,741	15,389,093	—
Inflation Protected Bond	656,835	33,710	—	1,093,635	—
GNMA	1,452,151	—	9,815,685	2,202,199	—
Managed Income	1,959,667	—	333,749	6,584,958	—
International Bond	—	665,133	—	5,396,020	21,330,884
High Yield Bond	3,111,758	—	64,489,486	2,643,397	497,039

Post-October Capital Losses and Post-October Currency Losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year.

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As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Enhanced Income	$—	$—	$—	$—	$—	$240,751	$71,246	$91,650	$403,647
Low Duration Bond	—	—	—	—	—	440,690	11,041,413	17,070,108	28,552,211
Intermediate Government Bond	6,442,166	—	2,367,580		9,601,882	34,783	—	—	18,446,411
Intermediate Bond	—	—	—	—	—	—	9,328	160,364	169,692
Intermediate Bond II	—	—	—	—	—	—	—	159,577	159,577
Total Return	—	—	—	—	—	—	—	71,451	71,451
Total Return II	—	—	—	—	—	—	—	688,405	688,405
Government Income	—	—	—	—	—	74,687	1,723,107	6,365,947	8,163,741
GNMA	—	—	—	603,989	1,576,264	2,473,978	2,063,521	3,097,933	9,815,685
Managed Income	—	—	—	—	—	—	—	333,749	333,749
High Yield Bond	—	—	—	60,670,785	—	—	—	3,818,701	64,489,486

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the fiscal year ended September 30, 2006, $109,313 of Intermediate Government Bond’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(H)	Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

(I)	Subsequent Events

On October 13, 2006 (the “Reorganization Date”), BlackRock Low Duration Bond Portfolio acquired all of the assets and certain stated liabilities of the BlackRock Short-Term U.S. Government Fund (formerly Merrill Lynch Short-Term U.S. Government Fund). The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of Merrill Lynch Short-Term U.S. Government Fund on August 31, 2006. Under the Agreement and Plan of Reorganization, approximately 1,081,962 Class A Shares, 5,245,795 Class A1 Shares, 220,548 Class B1 Shares, 2,156,470 Class B2 Shares, 1,413,275 Class C1 Shares, 3,902,200 Class C2 Shares and 952,107 Class I Shares, respectively, of BlackRock Short-Term U.S. Government Fund were exchanged for 1,048,985 Investor A shares, 4,829,200 Investor A1 shares, 214,159 Investor B1 Shares, 1,986,574 Investor B2 Shares, 1,371,898 Investor C1 Shares, 3,597,942 Investor C2 Shares and 880,899 Institutional Shares, respectively, of

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

BlackRock Low Duration Bond Portfolio. The assets of BlackRock Short-Term U.S. Government Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date the net assets of the BlackRock Low Duration Bond Portfolio valued $1,280,734,178 (including net assets of $137,343,485 for BlackRock Short-Term U.S. Government Fund comprised of $1,419,523 of unrealized depreciation, $13,450 of distributions in excess of net investment income, $19,579,722 of accumulated realized losses and $158,356,180 of paid-in capital).

On October 13, 2006 (the “Reorganization Date”), BlackRock Government Income Portfolio acquired all of the assets and certain stated liabilities of the BlackRock U.S. Government Fund (formerly Merrill Lynch U.S. Government Fund). The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of Merrill Lynch U.S. Government Fund on October 5, 2006. Under the Agreement and Plan of Reorganization, approximately 66,832,242 Class A Shares, 22,642,676 Class B1 Shares, 21,462,626 Class C1 Shares, 3,309,045 Class R Shares and 30,748,549 Class I Shares, respectively, of BlackRock U.S. Government Fund were exchanged for 62,249,281 Investor A shares, 21,093,933 Investor B1 Shares, 20,028,287 Investor C1 Shares, 3,080,096 Investor R Shares and 28,675,353 Institutional Shares, respectively, of BlackRock Government Income Portfolio. The assets of BlackRock U.S. Government Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date the net assets of the BlackRock Government Income Portfolio valued $1,831,920,855 (including net assets of $1,442,641,886 for BlackRock U.S. Government Fund comprised of $12,526,606 of unrealized depreciation, $2,974,289 of distributions in excess of net investment income, $29,455,310 of accumulated realized losses and $1,487,598,091 of paid-in capital).

On October 13, 2006 (the “Reorganization Date”), BlackRock Inflation Protected Bond Portfolio acquired all of the assets and certain stated liabilities of the BlackRock Inflation Protected Fund (formerly Merrill Lynch Inflation Protected Fund). The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of Merrill Lynch Inflation Protected Fund on August 15, 2006. Under the Agreement and Plan of Reorganization, approximately 1,116,816 Class A Shares, 1,125,938 Class B Shares, 4,230,725 Class C Shares and 464,486 Class I Shares, respectively, of BlackRock Inflation Protected Fund were exchanged for 1,084,642 Investor A shares, 1,091,714 Investor B Shares, 4,083,401 Investor C Shares and 448,788 Institutional Shares, respectively, of BlackRock Inflation Protected Bond Portfolio. The assets of BlackRock Inflation Protected Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date the net assets of the BlackRock Inflation Protected Bond Portfolio valued $109,690,593 (including net assets of $66,086,414 for BlackRock Inflation Protected Fund comprised of $1,548,788 of unrealized depreciation, $75,620 of undistributed net investment income, $3,339,099 of accumulated realized losses and $70,898,681 of paid-in-capital).

On October 13, 2006 (the “Reorganization Date”), BlackRock High Yield Bond Portfolio acquired all of the assets and certain stated liabilities of the BlackRock U.S. High Yield Fund (formerly Merrill Lynch U.S. High Yield Fund). The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of Merrill Lynch U.S. High Yield Fund on August 15, 2006. Under the Agreement and Plan of Reorganization, approximately 5,848,209 Class A Shares, 17,690,778 Class B1 Shares, 8,390,229 Class C1 Shares, 623,234 Class R Shares and 1,448,056 Class I Shares, respectively, of BlackRock U.S. High Yield Fund were exchanged for 4,678,862 Investor A shares, 14,157,075 Investor B1 Shares, 6,704,800 Investor C1 Shares, 499,058 Investor R Shares and 1,160,158 Institutional Shares, respectively, of BlackRock High Yield Bond Portfolio. The assets of BlackRock U.S. High Yield Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date the net assets of the BlackRock High Yield Bond Portfolio valued $1,414,523,411 (including net assets of $216,729,011 for BlackRock U.S. High Yield Fund comprised of $5,002,950 of unrealized depreciation, $858,160 of distributions in excess of net investment income, $246,282,521 of accumulated realized losses and $468,872,642 of paid-in capital).

In October of 2006, BlackRock determined that the BlackRock International Bond Portfolio violated a fundamental investment policy. The Portfolio purchased over 5% of the value of the Portfolio’s total assets of a security that resulted in the Portfolio to be invested on over 25% of these securities. The Portfolio sold the bonds and BlackRock reimbursed the Portfolio for the realized losses incurred from the date of the violation (September 25, 2006) through October 5, 2006. The amount of the reimbursement for the realized losses was $17,441.

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares will be eliminated.

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BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond (formerly Intermediate PLUS Bond), Intermediate Bond II (formerly Intermediate Bond), Total Return (formerly Core PLUS Total Return), Total Return II (formerly Core Bond Total Return), Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios, thirteen of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of cash flows for the year then ended for the Intermediate Government Bond Portfolio and Intermediate Bond Portfolio II, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond (formerly Intermediate PLUS Bond), Intermediate Bond II (formerly Intermediate Bond), Total Return (formerly Core PLUS Total Return), Total Return II (formerly Core Bond Total Return), Government Income, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios for the years ended September 30, 2003 and September 30, 2002, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the cash flows for the Intermediate Government Bond Portfolio and Intermediate Bond Portfolio II (formerly Intermediate Bond) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

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BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

179

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

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BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

181

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$ 402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

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ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory and sub-advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC, and between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. (collectively, the “Advisors”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisors, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a

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number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisors, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) for Portfolios currently having an investment sub-advisor, the existence of that sub-advisory relationship, the division of responsibilities between the investment advisor and the sub-advisor and the services provided by each of them;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(x) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xii) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same, and the fact that each applicable Portfolio’s investment advisor will continue to bear all of its sub-advisory fees;

(xiii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory and sub-advisory agreements (collectively, the “Current Advisory Agreements”);

(xiv) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisors had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisors, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940

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ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisors’ investment philosophy and process used to manage each of the Portfolios, as well as a description of each Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisors’ in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisors to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisors, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisors with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisors’ and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisors would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature,

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quality and extent of the services provided by the applicable Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional (or in some cases BlackRock) Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	except for the Total Return II, GNMA, Intermediate Bond, Intermediate Bond II, Low Duration Bond and Managed Income Portfolios, the Investor A Class of the Total Return and Intermediate Government Bond Portfolios and the BlackRock Class of the Government Income Portfolio, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	except for the International Bond Portfolio (Institutional Class only) and the Intermediate Bond II and Managed Income Portfolios, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that:

•	with respect to the Total Return, Intermediate Government Bond and Intermediate Bond Portfolios and the Institutional (or BlackRock) Class of the Government Income and Inflation Protected Bond Portfolios, the difference by which such Portfolios’ contractual advisory fees were higher than the median for their respective peers was not significant;

•	with respect to the Total Return II and Low Duration Bond Portfolios and the BlackRock Class of the Intermediate Bond Portfolio, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual advisory fee of such Portfolio was equal to or lower than the median for its peers;

•	with respect to the Institutional Class of the Intermediate Bond Portfolio II, although the contractual advisory fee of such Portfolio was higher than the median for its peers, its actual total expenses were equal to or lower than the median; and

•	with respect to the Investor A Class of the Intermediate Bond Portfolio II, although the contractual advisory fee of such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual management (advisory plus administration) fee of such Portfolio was equal to or lower than the median for its peers.

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ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisors pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Intermediate Government Bond, International Bond and Low Duration Bond Portfolios and the Investor A Class of the Total Return II and Managed Income Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisors’ and their affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisors and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any

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further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

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ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement and new Sub-Advisory Agreement for each of the following Portfolios. The votes regarding the approval of the new agreements were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Enhanced Income	5,432,617	—	—
Low Duration Bond	74,760,069	517,617	4,777,832
Intermediate Government Bond	32,712,126	570,579	605,465
Intermediate Bond[1]	2,701,987	—	62
Intermediate Bond II	62,318,202	177,199	198,018
Total Return	25,478,138	905	107
Total Return II	148,521,556	352,866	515,322
Government Income	30,259,450	185,909	266,027
Inflation Protected Bond	3,787,756	42,108	11,777
GNMA	13,298,320	29,904	111,170
Managed Income	61,052,086	142,265	160,578
International Bond	33,464,703	262,631	335,325
High Yield Bond	76,683,455	781,326	1,614,187

Approve the new Sub-Advisory Agreement:

	FOR	AGAINST	ABSTAIN
Enhanced Income	5,432,617	—	—
Low Duration Bond	74,684,753	574,707	4,796,058
Intermediate Government Bond	32,720,980	575,188	592,002
Intermediate Bond[1]	2,701,987	—	62
Intermediate Bond II	62,318,228	159,657	215,534
Total Return	25,478,138	905	107
Total Return II	148,494,730	369,857	525,157
Government Income	30,273,816	197,434	240,136
Inflation Protected Bond	3,783,137	45,765	12,739
GNMA	13,295,330	30,926	113,138
Managed Income	61,031,087	149,080	174,762
International Bond	33,436,954	288,417	337,288
High Yield Bond	76,583,317	862,704	1,632,947

[1] –	The special meeting was adjourned until September 15, 2006.

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Investment Advisor BlackRock Advisors, LLC Wilmington, Delaware 19809	Co-Administrator BlackRock Advisors, LLC Wilmington, Delaware 19809

Sub-Advisor BlackRock Financial Management, Inc. New York, New York 10022	Distributor BlackRock Distributors, Inc. King of Prussia, Pennsylvania 19406

Custodian PFPC Trust Company Philadelphia, Pennsylvania 19153	Counsel Simpson Thacher & Bartlett LLP New York, New York 10017

Co-Administrator and Transfer Agent PFPC Inc. Wilmington, Delaware 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Developing Capital Markets Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global Resources Portfolio*

BlackRock Global Science & Technology Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Global Technology Fund

BlackRock Global Value Fund

BlackRock Healthcare Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio*

BlackRock International Value Fund

BlackRock Investment Trust

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Legacy Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio*

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Real Investment Fund

BlackRock Short-Term Bond Fund

BlackRock Total Return Portfolio

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock Florida Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Ohio Municipal Bond Portfolio

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio‡

BlackRock NC Municipal MM Portfolio‡

BlackRock NJ Municipal MM Portfolio‡

BlackRock OH Municipal MM Portfolio‡

BlackRock PA Municipal MM Portfolio‡

BlackRock Summit Cash Reserves Fund*

BlackRock U.S. Treasury MM Portfolio

BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

TAX-ANN 9/06	BLACKROCK

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Municipal Bond Portfolios

ANNUAL REPORT | SEPTEMBER 30, 2006

AMT-Free Municipal Bond

Ohio Municipal Bond

Delaware Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
AMT-Free Municipal Bond (formerly Tax-Free Income)	2-3
Ohio Municipal Bond (formerly Ohio Tax-Free Income)	4-5
Delaware Municipal Bond (formerly Delaware Tax-Free Income)	6-7
Kentucky Municipal Bond (formerly Kentucky Tax-Free Income)	8-9
Note on Performance Information	10
Schedules of Investments	11-20
Key to Investment Abbreviations	21
Portfolio Financial Statements
Statements of Assets and Liabilities	22-23
Statements of Operations	24
Statements of Changes in Net Assets	26-27
Financial Highlights	28-35
Notes to Financial Statements	36-49
Report of Independent Registered Public Accounting Firm	50
Fund Management	51-56
Additional Information	57-62

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley
Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

AMT-FREE MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $361.3 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The Portfolio emphasizes municipal securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from Tax-Free Income Portfolio to AMT-Free Municipal Bond Portfolio.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper General Municipal Debt Funds peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AMT-FREE MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER GENERAL MUNICIPAL DEBT FUNDS

FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
BlackRock Class	3.83%	3.55%	3.82%	5.04%
Institutional Class	3.65%	3.43%	3.75%	5.01%
Service Class	3.29%	3.12%	3.42%	4.69%
Investor A Class (Load Adjusted)	(0.80)%	1.69%	2.52%	4.14%
Investor A Class (NAV)	3.35%	3.09%	3.35%	4.56%
Investor B Class (Load Adjusted)	(1.92)%	1.21%	2.23%	3.78%
Investor B Class (NAV)	2.55%	2.31%	2.57%	3.78%
Investor C Class (Load Adjusted)	1.60%	2.32%	2.58%	3.78%
Investor C Class (NAV)	2.59%	2.32%	2.58%	3.78%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER GENERAL MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 1/21/93; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/18/96, INVESTOR C SHARES, 2/28/97 AND BLACKROCK SHARES, 12/22/03. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

AMT-FREE MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	72.3%
AA	19.1
A	2.6
BBB	5.5
Unrated	0.5

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.77
Modified Duration[2]	5.13

Largest State Concentration (% of long-term investments)
New Jersey	11.6%
Texas	6.5
Washington	6.1
Illinois	6.0
California	5.9
Virginia	4.6
Ohio	5.4
Maryland	5.2
Multi-State	4.9
Florida	4.7

Total	60.9%

[1]	Using the highest of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,034.80	1,034.60	1,032.50	1,032.10	1,029.00	1,029.30	1,022.72	1,022.56	1,020.43	1,020.94	1,016.93	1,017.18
Expenses Incurred During Period (4/01/06 - 9/30/06)	2.30	2.45	4.59	4.08	8.09	7.83	2.28	2.44	4.57	4.06	8.07	7.82

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.48%, 0.90%, 0.80%, 1.59%, and 1.54% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

OHIO MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $111.1 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from regular Federal income tax and Ohio state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The Portfolio emphasizes securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from Ohio Tax-Free Income Portfolio to Ohio Municipal Bond Portfolio.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper Ohio Municipal Debt Funds peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. This was somewhat of a challenge as new issuance in the municipal market declined. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OHIO MUNICIPAL BOND PORTFOLIO,

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER OHIO MUNICIPAL DEBT FUNDS

FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.37%	3.58%	4.36%	5.39%
Service Class	3.06%	3.29%	4.07%	5.09%
Investor A Class (Load Adjusted)	(1.04)%	1.79%	3.08%	4.50%
Investor A Class (NAV)	3.05%	3.17%	3.93%	4.93%
Investor B Class (Load Adjusted)	(2.23)%	1.29%	2.79%	4.14%
Investor B Class (NAV)	2.22%	2.38%	3.14%	4.14%
Investor C Class (Load Adjusted)	1.25%	2.42%	3.16%	4.15%
Investor C Class (NAV)	2.24%	2.42%	3.16%	4.15%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER OHIO MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/13/94 AND INVESTOR C SHARES, 8/26/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

OHIO MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	74.0%
AA	14.4
A	4.5
BBB	6.9
Unrated	0.2

Total	100.0%

Portfolio Statistics
Average maturity (years)	4.47
Modified Duration[2]	4.25

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,028.30	1,025.80	1,026.00	1,021.60	1,022.80	1,021.95	1,020.43	1,020.69	1,016.37	1,016.52
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.05	4.57	4.32	8.62	8.47	3.05	4.57	4.31	8.63	8.48

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.85%, 1.70%, and 1.67% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

DELAWARE MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $65.4 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Delaware state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The Portfolio emphasizes securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from Delaware Tax-Free Income Portfolio to Delaware Municipal Bond Portfolio.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper Other States Municipal Debt Portfolios peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. This was somewhat of a challenge as new issuance in the municipal market declined. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DELAWARE MUNICIPAL BOND PORTFOLIO,

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS

SINCE INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	3.34%	3.10%	4.11%	4.77%
Investor A Class (Load Adjusted)	(1.08)%	1.33%	2.84%	3.81%
Investor A Class (NAV)	3.01%	2.73%	3.69%	4.32%
Investor B Class (Load Adjusted)	(2.19)%	0.89%	2.58%	3.55%
Investor B Class (NAV)	2.26%	1.98%	2.93%	3.55%
Investor C Class (Load Adjusted)	1.28%	1.98%	2.93%	3.55%
Investor C Class (NAV)	2.26%	1.98%	2.93%	3.55%

**	THE PERFORMANCE FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE CHART STARTS ON JUNE 1, 1998.

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 05/11/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

DELAWARE MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	63.6%
AA	4.1
A	19.0
BBB	13.3

Total	100.0%

Portfolio Statistics
Average maturity (years)	4.75
Modified Duration[2]	5.79

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,034.10	1,032.70	1,029.10	1,029.10	1,021.55	1,020.18	1,016.62	1,016.62
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.47	4.84	8.39	8.39	3.45	4.82	8.38	8.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.68%, 0.95%, 1.65%, and 1.65% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

KENTUCKY MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $71.8 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from regular Federal income tax and Kentucky state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Portfolio emphasizes securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from Kentucky Tax-Free Income Portfolio to Kentucky Municipal Bond Portfolio.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper Kentucky Municipal Debt Funds peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

•	In January 2006, the Kentucky Court of Appeals found that the Kentucky state tax on out-of-state municipal bond income was unconstitutional as a violation of the Commerce Clause since income from in-state bonds is not taxed. If this ruling is left intact, the favored treatment afforded to most states’ own municipal debt versus out-of-state debt could disappear over time. As expected, the State appealed the decision, but Kentucky’s Supreme Court declined to hear the case in August. The State is expected to take its appeal to the U.S. Supreme Court. This case could have significant implications for the relative value among municipal bonds in the long run. If left intact, the ruling would likely encourage similar challenges in other states.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KENTUCKY MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER KENTUCKY MUNICIPAL DEBT FUNDS SINCE INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	From Inception
Institutional Class	3.01%	3.46%	3.82%	4.31%
Service Class	2.69%	3.14%	3.51%	4.01%
Investor A Class (Load Adjusted)	(1.39)%	1.65%	2.55%	3.35%
Investor A Class (NAV)	2.68%	3.05%	3.39%	3.86%
Investor B Class (Load Adjusted)	(2.51)%	1.19%	2.27%	3.09%
Investor B Class (NAV)	1.94%	2.29%	2.62%	3.09%
Investor C Class (Load Adjusted)	1.05%	2.32%	2.61%	3.12%
Investor C Class (NAV)	2.04%	2.32%	2.61%	3.12%

**	THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE CHART STARTS ON JUNE 1, 1998.

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER KENTUCKY MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 05/11/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

KENTUCKY MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	59.8%
AA	18.4
A	1.5
BBB	14.1
Unrated	6.2

Total	100.0%

Portfolio Statistics
Average maturity (years)	3.56
Modified Duration[2]	3.66

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,024.60	1,024.10	1,023.20	1,019.70	1,020.70	1,021.80	1,020.18	1,020.38	1,016.88	1,016.88
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.20	4.82	4.62	8.10	8.10	3.20	4.82	4.62	8.12	8.12

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.63%, 0.95%, 0.91%, 1.60%, and 1.60% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

Performance information is stated to reflect the current maximum front-end sales charge as of September 29, 2006 (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: AMT-Free Municipal Bond, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond - 4.00%. Effective October 2, 2006, the maximum front end sales charge for each Portfolio is 4.25%. The historical performance for Investor A Shares for each Portfolio would have been lower if the new sales charge was used in calculating performance. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors LLC is under no obligation to waive or continue waiving its fees after February 1, 2007. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance information for the Lipper General Municipal Debt Funds, Lipper Ohio Municipal Debt Funds, Lipper Other States Municipal Debt Funds and Lipper Kentucky Municipal Debt Funds represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

†	The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 95.0%
Alabama — 3.1%
Alabama St. Pub. Sch. & Coll. Auth. Cap. Imp. Rev., Ser. 99C
5.75%	07/01/18	$3,000	$3,198,630
Jefferson Cnty. Swr. Rev., Warrants, Ser. 03B-8
5.25%	02/01/13	7,725	8,120,675

			11,319,305

Alaska — 0.7%
Ind. Dev. & Expt. Auth. Revolving Fd. Rev., Ser. 97A AMT
6.00%	04/01/07	2,500	2,529,450

California — 5.8%
California St. Econ. Recovery GO, Ser. 04A
5.25%	07/01/13	7,500	8,207,250
California St. GO, Ser. 90
6.50%	11/01/06	340	340,738
Foothill Eastern Corridor Agcy. Toll Rd. Rev., Ser. 99
5.75%	01/15/40	8,500	8,840,680
Los Altos Sch. Dist. Cap. Apprec. GO, Ser. 01B
5.87%(b)	08/01/21	3,380	1,681,043
Sacramento Mun. Util. Dist. Elec. Rev., Ser. 92C
5.75%(c)	11/15/09	430	430,426
Stockton-East Wtr. Dist. Rev., Ser. 02B
6.12%(b)	04/01/28	4,495	1,321,844

			20,821,981

District of Columbia — 0.0%
District of Columbia GO, Ser. 93A-1
6.00%(c)	06/01/11	50	55,192

Florida — 4.6%
Florida St. Bd. of Ed. Cap. Outlay GO, Ser. 00D
5.75%	06/01/22	7,800	8,396,310
Florida St. Bd. of Ed. GO, Ser. 05A
5.00%	01/01/16	5,000	5,453,800
Tampa Wtr. & Swr. Rev., Ser. 02
6.00%	10/01/14-10/01/16	2,455	2,877,673

			16,727,783

Georgia — 1.5%
Atlanta Arpt. Fac. Rev., Ser. 94A
6.50%	01/01/10	1,000	1,089,830
Cobb Cnty. & Marietta Wtr. Auth. Rev., Ser. 02
5.50%	11/01/14	1,000	1,118,340
Forsyth Cnty. Sch. Dist. GO, Ser. 92
6.70%	07/01/12	1,000	1,100,120
Fulton Cnty. Fac. Corp. COP, Fulton Cnty. Pub. Purp. Prj., Ser. 99
5.50%	11/01/18	1,000	1,077,990
Mun. Elec. Auth. Pwr. Rev., Ser. 93B
5.70%	01/01/19	1,000	1,132,170

			5,518,450

Hawaii — 4.5%
Hawaii St. Hbr. Cap. Imp. Rev., Ser. 97 AMT
5.50%	07/01/27	3,750	3,826,987
Hawaii St. Hwy. Rev., Ser. 05B
5.00%	07/01/16	6,495	7,069,743
Hawaii St. Rev., Ser. 05DG
5.00%	07/01/17	5,000	5,419,250

			16,315,980

Illinois — 5.9%
Chicago O’Hare Intl. Arpt. Rev., Gen. Arpt. Third Lien, Ser. 05B
5.25%	01/01/15	7,720	8,499,488
Chicago Wtr. Rev., Ser. 97
5.50%(c)	11/01/07	8,885	9,244,665
5.50%	11/01/22	1,020	1,059,199
Cook Cnty. GO, Ser. 96
5.88%(c)	11/15/06	2,000	2,025,360
Illinois Hsg. Dev. Auth. Rev., Multi-Fam. Prj., Ser. 94-5
6.65%	09/01/14	265	266,341

			21,095,053

Kentucky — 1.5%
Kentucky St. Property & Bldgs. Comm. Rev., No. 84 Prj., Ser. 05
5.00%	08/01/18	5,000	5,531,800

Louisiana — 0.6%
Orleans Rev., Levee Dist. Pub. Imp. Prj., Ser. 86
5.95%	11/01/15	2,035	2,087,116

Maryland — 5.1%
Howard Cnty. Cons. Pub. Impt. Prj. GO, Ser. 04A
5.00%	08/15/19	6,695	7,513,464
Maryland St. & Loc. Facs. First Lein GO, Ser. B
5.25%	02/15/11	5,000	5,355,250
Maryland St. Cap. Impt. GO, Ser. 05A
5.25%	02/15/14	5,000	5,532,700
Maryland St. Hlth. & Hgr. Edl. Fac. Auth. Rev., Ser. 94D VRDN
3.73%(d)	10/05/06	70	70,000

			18,471,414

Massachusetts — 1.8%
Massachusetts St. GO, Ser. 04B
5.25%	08/01/15	5,000	5,554,850

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE

MUNICIPAL BONDS (Continued)
Massachusetts (Continued)
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Newton-Wellesley Hosp. Prj., Ser. 97G
6.12%	07/01/15	$1,000	$1,037,120

			6,591,970

Michigan — 0.6%
Huron Vy. Sch. Dist. GO, Ser. 96
5.88%(c)	05/01/07	2,000	2,027,080

Minnesota — 2.3%
Pub. Facs. Auth. Wtr. Poll. Ctl. Rev., Ser. 05C
5.00%	03/01/17	7,500	8,281,050

Missouri — 0.5%
Missouri St. Env. Imp. & Energy Res. Auth. Wtr. Poll. Rev., Drinking Wtr. Prj., Ser. 02B
5.25%	07/01/11	1,540	1,653,945

Montana — 1.5%
Montana St. Dept. Transn. Grant Antic Nts. Rev., Hwy. 93 Constr. Prj., Ser. 05
5.25%	06/01/16	5,000	5,549,900

Multi-State — 4.8%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(e)	06/30/09	3,000	3,179,730
Charter Mac Equity Issue Tr., Ser. 00
7.60%(e)	11/30/10	9,000	10,035,180
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(e)	06/30/09	4,000	4,265,240

			17,480,150

Nebraska — 0.3%
Omaha Pub. Pwr. Dist. Elec. Rev., Ser. 92B
6.15%	02/01/12	1,000	1,086,360

Nevada — 2.0%
Clark Cnty. Arpt. Rev., Ser. 04A-1
5.50%	07/01/15	1,780	1,947,462
Clark Cnty. Sch. Dist. GO, Ser. 04A
5.00%	06/15/16	5,000	5,393,450

			7,340,912

New Jersey — 11.4%
New Jersey St. Edl. Facs. Auth. Higher Ed. Cap. Impt. Rev., Ser. A
5.00%	09/01/14	5,000	5,449,150
New Jersey St. GO, Ser. 05L
5.25%	07/15/15- 07/15/16	10,000	11,143,750
New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy. Prj., Ser. 92
6.20%	01/01/10	6,225	6,591,217
New Jersey St. Tpke. Auth. Rev., Ser. 00A
5.75%(c)	01/01/10	2,820	3,009,109
5.75%	01/01/16	1,180	1,259,131
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 00A
6.00%(c)	06/15/10	10,000	10,844,900
Port Auth. New York & New Jersey SO, JFK Intl. Arpt. Term. Prj., Ser. 97-6 AMT
6.25%	12/01/09	2,680	2,880,946

			41,178,203

New York — 4.3%
New York City GO, Ser. 03I
5.75%(c)	03/01/13	520	582,821
5.75%	03/01/19	4,480	4,967,200
New York City Transitional Fin. Auth. Rev., Ser. 02A
5.25%	11/01/11	3,300	3,558,357
Tobacco Settlement Fin. Corp. Rev., Ser. 03A-1
5.50%	06/01/14	6,075	6,361,680

			15,470,058

North Carolina — 2.9%
Mun. Pwr. Agcy. Rev., Catawba Elec. Prj., Ser. 92A
6.00%	01/01/10	300	322,110
North Carolina St. Hwy. GO, Ser. 04
5.00%	05/01/15	9,325	10,170,684

			10,492,794

Ohio — 5.3%
Cleveland-Cuyahoga Cnty. Port Auth. Rev., Ser. 97 AMT
6.00%(c)	03/01/07	370	373,363
Ohio St. Common Sch. GO, Ser. A
5.00%	09/15/12- 09/15/13	10,850	11,695,631
Ohio St. Higher Ed. GO, Ser. 05C
5.00%	08/01/12	6,525	7,004,392

			19,073,386

Oregon — 1.0%
Clackamas Cnty. Unltd. GO, Sch. Dist. No. 62 Oregon City Prj., Ser. 00C
5.50%(c)	06/15/10	3,185	3,399,382

Pennsylvania — 2.8%
Beaver Cnty. GO, Ser. 96A
5.75%(c)	10/01/06	1,000	1,000,000
Delaware Cnty. Auth. Rev., Mercy Hlth. Corp. Prj., Ser. 96
5.75%	12/15/20	2,400	2,458,848
Philadelphia Ind. Dev. Auth. Arpt. Fac. Rev., Aero Philadelphia LLC Prj., Ser. 99 AMT
5.25%	01/01/09	400	402,232
Philadelphia Ind. Dev. Auth. Rev., PGH Dev. Corp. Prj., Ser. 93
5.25%	07/01/17	1,935	1,940,631

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE

MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Philadelphia Sch. Dist. GO, Ser. 99C
5.75%	03/01/10	$4,000	$4,274,720

			10,076,431

Puerto Rico — 0.9%
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(c)	02/01/12	2,990	3,264,422

Rhode Island — 0.7%
Rhode Island Depositors Econ. Protection Corp. SO, Ser. 93
5.62%	08/01/09	355	362,689
5.62%(c)	08/01/09	190	200,133
Rhode Island St. Health & Edl. Bldg. Corp. Rev., Hosp. Fing.-Lifespan Prj., Ser. 97
5.50%	05/15/16	2,000	2,063,278

			2,626,100

South Carolina — 1.5%
South Carolina St. Unltd. GO, St. Univ.-Resh. Prj., Ser. 05A
5.00%	11/01/13	5,000	5,430,400

Texas — 6.4%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec. Co. Prj., Ser. 95C AMT
5.55%(c)	04/01/08	5,000	5,229,950
Dallas Ind. Dev. Corp. Rev., CR/PL, Inc. Prj., Ser. 87 AMT
7.50%	08/01/17	1,100	1,118,414
Grand Prairie Indpt. Sch. Dist. GO, Ser. 00A
5.80%(c)	08/15/11	4,925	5,406,566
Texas Wtr. Fin. Assist. GO, Ser. 00
5.75%	08/01/22	3,445	3,697,071
Travis Cnty. Hlth. Fac. Dev. Corp. Rev., Ascension Hlth. Credit Prj., Ser. 99A
5.88%(c)	11/15/09	1,980	2,129,193
Univ. Texas Fing. Sys. Rev., Ser. B
5.25%	08/15/15	5,000	5,545,000

			23,126,194

Utah — 0.0%
Salt Lake City Hosp. Rev., Ser. 88A
8.12%(c)	05/15/15	100	118,357

Virginia — 4.7%
Pocahontas Pkwy. Toll Rd. Rev., Ser. 98B
5.85%(b)	08/15/23	14,300	5,739,734
Virginia St. GO, Ser. 05A
5.00%	06/01/19	5,000	5,431,250
Virginia St. Pub. Sch. Auth. Rev., Sch. Prj., Ser. 05B
5.25%	08/01/16	5,000	5,593,900

			16,764,884

Washington — 5.9%
King Cnty. Unltd. GO, Sch. Dist. No. 414 Lake Washington Prj., Ser. 00
5.75%	12/01/10	500	542,355
Pierce Cnty. Unltd. GO, Sch. Dist. No. 416 White River Prj., Ser. 00
6.00%	12/01/13	5,345	5,838,183
Washington St. GO, Ser. 00B
6.00%	01/01/10	14,000	15,022,980

			21,403,518

West Virginia — 0.1%
Pub. Energy Auth. Rev., Morgantown Energy Assoc. Prj., Ser. 90A AMT
5.05%	07/01/08	195	196,488

TOTAL MUNICIPAL BONDS (Cost $330,521,484)			343,105,508

MORTGAGE PASS-THROUGHS — 0.0%
Government National Mortgage Association
6.00%
(Cost $3,191)	11/15/31	3	3,121

INVESTMENTS IN AFFILIATES - LONG TERM — 2.9%
Cmwlth. Infra. Fin. Auth. Spec. RITES PA-782 Rev., Ser. 01G
	10/01/40	3,985	5,172,211
Delaware Vy. Regl. Fin. Auth. Govt. RITES PA-1041 Rev., Ser. 02B
	07/01/32	1,000	1,604,290
Delaware Vy. Regl. Fin. Auth. Loc. Govt. RITES-Pa 1041., Ser 02B
	07/01/32	2,335	3,746,017

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $8,336,093)			10,522,518

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE

MONEY MARKET FUND — 1.1%
Wilmington Trust Tax-Free Money Market Fund (Cost $4,048,727)	4,048,727	$4,048,727

TOTAL INVESTMENTS IN SECURITIES — 99.0% (Cost $342,909,495(a))		357,679,874
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		3,642,524

NET ASSETS — 100.0%		$361,322,398

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$14,889,264
Gross unrealized depreciation	(118,885)

$14,770,379

(b)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.

(c)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

(d)	For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. Rate shown is rate as of September 30, 2006.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 4.8% of its net assets, with a current market value of $17,480,150, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE

MUNICIPAL BONDS — 85.4%
Multi-State — 5.9%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)	06/30/09	$1,000	$1,059,910
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)	11/30/10	1,000	1,115,020
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)	06/30/09	2,000	2,132,620
7.75%(b)	11/01/10	2,000	2,222,160

			6,529,710

Ohio — 71.7%
Akron GO, Ser. 01
5.50%	12/01/21	1,000	1,083,760
Akron Swr. Sys. Rev., Ser. 96
5.88%	12/01/16	500	506,870
Brunswick GO, Ser. 94
6.30%	12/01/14	195	195,858
Butler Cnty. Trans. Imp. Dist. Rev., Ser. 97A
6.00%	04/01/11	600	633,102
Cleveland COP, Cleveland Stadium Prj., Ser. 97
5.25%	11/15/10	2,500	2,595,950
Cleveland St. Univ. Gen. Receipts Rev., Ser. 04
5.00%	06/01/34	3,000	3,149,610
Cleveland-Cuyahoga Cnty. Port Auth. Rev., Ser. 97 AMT
6.00%(c)	03/01/07	245	247,227
Columbus GO, Ser. 02
5.00%(c)	06/15/09	2,975	3,114,290
Cuyahoga Cnty. Multi-Fam. Rev., Ser. 02 AMT
5.35%	09/20/27	955	991,958
Fairfield City Sch. Dist. GO, Ser. 94
7.45%	12/01/14	1,000	1,197,420
Greater Cleveland Regl. Trans. Auth. Cap. Imp. Rev., Ser. 01A
5.12%	12/01/21	1,000	1,073,110
Greater Cleveland Regl. Trans. Auth. GO, Ser. 96
6.25%	12/01/06	2,935	2,946,887
Hamilton Cnty. Sales Tax Rev., Ser. 01B
5.25%	12/01/32	5,000	5,260,100
Hamilton Cnty. Swr. Sys. Rev., Ser. 05B
5.00%	12/01/16	2,720	2,968,146
Hsg. Fin. Agcy. Rev., Wind River Prj., Ser. 94A AMT
5.55%	11/01/18	300	308,853
Lakota Loc. Sch. Dist. GO, Ser. 05
5.00%	12/01/16	2,115	2,316,517
Marysville Sch. Dist. GO, Ser. 98
6.00%(c)	12/01/10	1,910	2,106,596
Mason City Sch. Dist. GO, Ser. 01
5.38%	12/01/18	3,000	3,254,370
Mason City Sch. Dist. GO, Ser. 05
5.00%	12/01/15	3,000	3,283,380
New Albany Cmnty. Auth. Fac. Rev., Ser. 01B
5.12%	10/01/21	2,750	2,912,305
North Royalton City Sch. Dist. GO, Ser. 94
6.62%	12/01/06	50	50,232
Northwestern Sch. Dist. Rev., Wayne & Ashland Cntys. Prj., Ser. 94
7.20%	12/01/10	300	327,834
Ohio St. Bldg. Auth. Data Ctr. Rev., Ser. 93A
5.90%	10/01/07	450	460,260
Ohio St. Comm. Sch. Capital Fac. Rev., Ser. 94A
5.75%(c)	06/15/09	1,000	1,055,530
Ohio St. Env. Imp. Rev., USX Corp. Prj., Ser. 99
5.62%	05/01/29	1,000	1,060,200
Ohio St. Hgr. Ed. Fac. Rev., Denison Univ. Prj., Ser. 01
5.12%	11/01/21	3,000	3,186,600
Ohio St. Infra. Impt. GO, Ser. 97
5.35%	08/01/14	3,380	3,758,154
Ohio St. Major New St. Rev., Ser. 05
5.00%	12/15/14	3,660	3,985,484
Ohio St. Univ. GO, Ser. 02A
5.25%	12/01/18	3,290	3,543,955
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Fac. Rev., Republic Steel Prj., Ser. 95
6.38%	06/01/07	415	422,756
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Rev., Ser. 02
5.25%(c)	06/01/12	3,415	3,702,782
Ohio St. Wtr. Dev. Auth. Rev., Steel-Cargill North Star Broken Hill Prj., Ser. 95 AMT
6.30%	09/01/20	500	510,215
Pickerington Loc. Sch. Dist. Fac. Construction & Imp. Rev., Ser. 01
5.25%	12/01/20	1,000	1,078,950
Scioto Cnty. Rev., Marine Term. Norfolk Southern Corp. Prj., Ser. 98
5.30%	08/15/13	3,000	3,062,520
Springboro Wtr. Sys. Rev., Ser. 98
5.00%	12/01/18	2,500	2,583,475
Toledo GO, Ser. 96
6.00%	12/01/06	500	501,830

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Trotwood-Madison City Sch. Dist. GO, Ser. 02
5.00%	12/01/30	$2,000	$2,087,020
Univ. of Cincinnati Rev., Ser. 01A
5.00%	06/01/31	2,000	2,077,680
Univ. of Toledo Rev., Ser. 02
5.25%	06/01/18	1,195	1,267,226
West Muskingum Loc. Sch. Dist. Sch. Fac. Constr. & Imp. GO, Ser. 03
5.00%	12/01/24	3,000	3,163,980
Westlake GO, Ser. 96
6.40%	12/01/08	1,560	1,604,304

			79,637,296

Puerto Rico — 7.8%
Cmwlth. GO, Ser. 02
5.50%	07/01/11	5,000	5,433,150
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(c)	02/01/12	2,990	3,264,422

			8,697,572

TOTAL MUNICIPAL BONDS (Cost $90,552,004)			94,864,578

INVESTMENTS IN AFFILIATES - LONG TERM — 11.8%
Cmwlth. Hwy. & Trans. Auth. RITES Rev., Ser. 98
	07/01/18	5,000	5,481,550
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A
	10/01/16	400	517,360
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B
	10/01/17	500	653,580
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C
	10/01/18	500	650,500
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D
	10/01/19	650	843,648
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E
	10/01/20	250	323,710
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F
	10/01/24	250	325,670
Pub. Bldgs. Auth. RITES PA-577 Rev., Ser. 99
	07/01/27	4,000	4,312,600

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $10,657,825)			13,108,618

	NUMBER OF SHARES
MONEY MARKET FUND — 1.6%
Wilmington Trust Tax-Free Money Market Fund (Cost $1,775,145)	1,775,145	1,775,145

TOTAL INVESTMENTS IN SECURITIES — 98.8% (Cost $102,984,974(a))		109,748,341
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		1,379,825

NET ASSETS — 100.0%		$111,128,166

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$6,765,197
Gross unrealized depreciation	(1,830)

$6,763,367

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 5.9% of its net assets, with a current market value of $6,529,710, in securities restricted as to resale.

(c)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DELAWARE MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE

MUNICIPAL BONDS — 74.3%
Delaware — 64.2%
Delaware River & Bay Auth. Rev., Ser. 03
5.25%	01/01/13	$1,000	$1,090,280
Delaware St. Econ. Dev. Auth. Poll. Ctrl. Rev., Delmarva Pwr. Prj., Ser. 02B
5.20%	02/01/19	1,000	1,065,870
Delaware St. Econ. Dev. Auth. Rev., Del. Tech. Pk. Univ. Del. Prj., Ser. 00
6.00%	02/01/21	1,000	1,079,800
Delaware St. Econ. Dev. Auth. Rev., Delmarva Pwr. Prj., Ser. 00 AMT
5.65%	07/01/28	3,850	3,984,519
Delaware St. Econ. Dev. Auth. Rev., First Mtg. Gilpin Prj., Ser. 98
5.62%	07/01/19	2,000	2,061,420
Delaware St. Econ. Dev. Auth. Rev., United Wtr. Delaware, Inc. Prj., Ser. 95 AMT
6.20%	06/01/25	2,000	2,021,360
Delaware St. Econ. Dev. Auth. Rev., Wtr. Dev. Prj., Ser. 92B
6.45%	12/01/07	1,165	1,199,857
Delaware St. GO, Ser. 03A
5.00%	01/01/10	1,000	1,046,790
Delaware St. GO, Ser. 03B
5.00%	07/01/11	1,600	1,705,376
Delaware St. GO, Ser. 04A
5.00%	01/01/09	2,000	2,066,220
Delaware St. Hlth. Fac. Auth. Rev., Beebe Med. Ctr. Prj., Ser. 04A
5.50%	06/01/24	1,000	1,064,110
Delaware St. Hlth. Fac. Auth. Rev., Catholic Hlth. East Prj., Ser. 03D
5.12%	11/15/24	1,750	1,820,192
5.25%	11/15/28	2,225	2,335,182
Delaware St. Hlth. Fac. Auth. Rev., Christiana Care Hlth. Svcs. Prj., Ser. 03
5.25%	10/01/12	3,000	3,244,500
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 92C
7.38%	01/01/15	1,420	1,420,341
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 01A
5.40%	07/01/24	2,555	2,641,819
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 00 AMT
5.90%	07/01/20	1,010	1,047,552
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 02A AMT
5.40%	01/01/34	585	597,694
Delaware St. Trans. Auth. Trans. Sys. Rev., Ser. 97
5.00%	07/01/08	1,000	1,020,430
Delaware Trans. Auth. Sys. Rev., Ser. 05
5.00%	07/01/12	1,500	1,606,365
New Castle Cnty. GO, Ser. 02A
5.25%	10/01/12	1,745	1,909,763
Sussex Cnty. GO, Ser. 03
5.00%	10/15/08	1,000	1,029,540
Wilmington GO, Ser. 02
5.38%	06/01/17	1,500	1,627,935
Wilmington Pk. Auth. Gtd. Pk. Rev., Ser. 02
5.25%	09/15/14- 09/15/15	2,965	3,285,315

			41,972,230

Multi-State — 10.0%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)	06/30/09	1,000	1,059,910
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)	11/30/10	1,000	1,115,020
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)	06/30/09	2,000	2,132,620
7.75%(b)	11/01/10	2,000	2,222,160

			6,529,710

Puerto Rico — 0.1%
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A
5.38%	06/01/14	50	55,750

TOTAL MUNICIPAL BONDS (Cost $47,171,303)			48,557,690

INVESTMENTS IN AFFILIATES - LONG TERM — 22.6%
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A
	10/01/16	400	517,360
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B
	10/01/17	500	653,580
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C
	10/01/18	500	650,500
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D
	10/01/19	650	843,648
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E
	10/01/20	250	323,710
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F
	10/01/24	250	325,670

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DELAWARE MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
INVESTMENTS IN AFFILIATES - LONG TERM (Continued)
Pub. Fin. Corp. RITES Rev., Ser. 98
	06/01/12	$5,000	$6,138,250
Pub. Fin. Corp. RITES Rev., Ser. 99
	06/01/14	4,025	5,347,454

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $12,176,782)			14,800,172

		NUMBER OF SHARES
MONEY MARKET FUND — 1.8%
Wilmington Trust Tax-Free Money Market Fund (Cost $1,152,050)		1,152,050	1,152,050

TOTAL INVESTMENTS IN SECURITIES — 98.7% (Cost $60,500,135(a))			64,509,912

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%			859,155

NET ASSETS — 100.0%			$65,369,067

(a)	Cost for federal income tax purposes is $60,563,075. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$4,163,709
Gross unrealized depreciation	(216,872)

$3,946,837

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 10.0% of its net assets, with a current market value of $6,529,710, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

KENTUCKY MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 89.7%
Kentucky — 62.2%
Boone Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00B
5.38%	08/01/20	$2,500	$2,657,700
Bowling Green Sch. Dist. Fin. Corp. Rev., Ser. 00
5.75%	01/01/18-01/01/20	2,185	2,333,219
Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton Healthcare, Inc. Prj., Ser. 00A
6.62%	10/01/28	1,750	1,910,528
Frankfort Elec. & Wtr. Plant Bd. Rev., Ser. 99
5.60%	12/01/19	1,045	1,114,210
Grayson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 95B
5.95%(b)	01/01/08	430	432,313
Hardin Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00
5.50%	02/01/16	1,675	1,791,949
Hopkins Cnty. GO, Detention Fac. Prj., Ser. 00
5.75%(b)	02/01/10	1,800	1,939,662
Hsg. Corp. Hsg. Rev., Ser. 01F AMT
5.45%	01/01/32	2,990	3,089,597
Jefferson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 99A
5.25%	01/01/14	2,000	2,103,980
Kenton Cnty. Arpt. Bd. Arpt. Rev., Cincinnati Northern Kentucky Prj., Ser. 97A AMT
6.30%	03/01/15	1,000	1,028,950
Kentucky St. Property & Bldg. Comm. Rev., Prj. 65, Ser. 00
5.95%(b)	02/01/10	2,325	2,495,399
Kentucky St. Property & Bldg. Comm. Rev., Prj. 85, Ser. 05
5.00%	08/01/15	1,000	1,093,920
Kentucky St. Tpke. Auth. Econ. Dev. Rev., Revitalization Prj., Ser. 95
6.50%	07/01/08	3,000	3,149,010
Kentucky St. Tpke. Auth. Econ. Dev. Rev., Revitalization Prj., Ser. 01A
5.50%	07/01/15	1,000	1,130,140
Lexington-Fayette Urban Cnty. Govt. GO, Ser. 00A
5.75%	02/01/20	1,500	1,606,620
Lexington-Fayette Urban Cnty. Govt. Swr. Sys. Rev., Ser. 01A
5.00%	07/01/20-07/01/21	3,775	3,987,782
Louisville & Jefferson Cnty. Met. Swr. & Drain Sys. Rev., Ser. 97A
6.25%(b)	05/15/07	1,015	1,041,887
Louisville & Jefferson Cnty. Met. Swr. & Drain Sys. Rev., Ser. 99A
5.75%	05/15/33	3,750	4,001,738
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Arpt. Sys. Rev., Ser. 01A AMT
5.75%	07/01/15	1,755	1,911,195
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Spec. Fac. Rev., Ser. 99 AMT
5.50%	03/01/19	3,000	3,094,650
Louisville Wtrwks. Brd. Wtr. Sys. Rev., Louisville Wtr. Co. Prj., Ser. 00
5.25%	11/15/16	2,590	2,750,761

			44,665,210

Multi-State — 10.8%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(c)	06/30/09	1,000	1,059,910
Charter Mac Equity Issue Tr., Ser. 00
7.60%(c)	11/30/10	4,000	4,460,080
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
7.75%(c)	11/01/10	2,000	2,222,160

			7,742,150

Ohio — 3.4%
Hamilton Cnty. Hosp. Fac. Rev., Ser. 02A VRDN
3.65%(d)	10/04/06	2,400	2,400,000

Puerto Rico — 13.3%
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 00C
6.00%	07/01/29	5,000	5,461,850
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(b)	02/01/12	3,740	4,083,257

			9,545,107

TOTAL MUNICIPAL BONDS (Cost $60,117,330)			64,352,467

INVESTMENTS IN AFFILIATES - LONG TERM — 6.6%
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A
	10/01/16	400	517,360
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B
	10/01/17	500	653,580
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C
	10/01/18	500	650,500
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D
	10/01/19	650	843,648
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E
	10/01/20	250	323,710
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F
	10/01/24	250	325,670
Cmwlth. Infra. Fin. Auth. Spec. RITES PA-569 Rev., Ser. 99
	07/01/12	1,335	1,448,502

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $3,938,022)			4,762,970

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

KENTUCKY MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006

(PERCENTAGE OF NET ASSETS)

	NUMBER OF SHARES	VALUE
MONEY MARKET FUND — 2.7%
Wilmington Trust Tax-Free Money Market Fund (Cost $1,955,442)	1,955,442	$1,955,442

TOTAL INVESTMENTS IN SECURITIES — 99.0% (Cost $66,010,794(a))		71,070,879

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		697,844

NET ASSETS — 100.0%		$71,768,723

(a)	Cost for federal income tax purposes is $66,038,512. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,032,367
Gross unrealized depreciation	—

$5,032,367

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 10.8% of its net assets, with a current market value of $7,742,150, in securities restricted as to resale.

(d)	For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. Rate shown is rate as of September 30, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

Key to Investment Abbreviations

AMT	Alternative Minimum Tax
COP	Certificates of Participation
GO	General Obligations
RITES	Residual Interest Tax-Exempt Security
SO	Special Obligations
VRDN	Variable Rate Demand Notes

21

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
ASSETS
Investments at value - unaffiliated [1]	$347,157,356	$96,639,723	$49,709,740	$66,307,909
Investments at value - affiliated [2]	10,522,518	13,108,618	14,800,172	4,762,970
Interest receivable	4,603,323	1,789,034	1,118,368	1,005,011
Receivable from advisor	571	1,625	666	156
Capital shares sold receivable	294,509	36,816	12,518	18,332
Prepaid expenses	16,836	8,871	7,132	6,068

TOTAL ASSETS	362,595,113	111,584,687	65,648,596	72,100,446

LIABILITIES
Capital shares redeemed payable	91,270	139,971	22,966	7,049
Distributions payable	958,081	224,257	175,940	266,135
Advisory fees payable	98,426	34,708	24,553	19,422
Administration fees payable	28,151	7,226	4,926	5,881
Custodian fee payable	3,550	1,634	3,261	4,141
Transfer agent fees payable	13,300	2,889	4,114	1,913
Distribution fees payable	4,250	9,623	10,050	2,098
Officers’ and trustees’ fees payable	130	(2)	28	28
Other accrued expenses payable	75,557	36,215	33,691	25,056

TOTAL LIABILITIES	1,272,715	456,521	279,529	331,723

NET ASSETS	$361,322,398	$111,128,166	$65,369,067	$71,768,723

[1]Cost of investments - unaffiliated	$334,573,402	$92,327,149	$48,323,353	$62,072,772

[2]Cost of investments - affiliated	8,336,093	10,657,825	12,176,782	3,938,022

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$368,130,006	$107,758,079	$64,330,641	$70,310,005
Undistributed net investment income (distributions in excess of net investment income)	1,012,090	353,422	(93,855)	1,098,578
Accumulated net realized loss on investment transactions and futures contracts	(22,590,077)	(3,746,702)	(2,877,496)	(4,699,945)
Net unrealized appreciation on investments	14,770,379	6,763,367	4,009,777	5,060,085

	$361,322,398	$111,128,166	$65,369,067	$71,768,723

22

BLACKROCK FUNDS

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
BlackRock Shares:
Net Assets	$71,889,724	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,580,037	—	—	—
Net Asset Value, offering and redemption price per share	$10.93	$—	$—	$—
Institutional Shares:
Net Assets	$271,640,602	$87,546,450	$38,044,469	$61,918,115
Shares outstanding, unlimited number of shares authorized, $0.001 par value	24,854,234	8,323,848	3,874,078	6,461,318
Net Asset Value, offering and redemption price per share	$10.93	$10.52	$9.82	$9.58
Service Shares:
Net Assets	$1,248,736	$1,122,383	$—	$262,592
Shares outstanding, unlimited number of shares authorized, $0.001 par value	114,362	106,603	—	27,387
Net Asset Value, offering and redemption price per share	$10.92	$10.53	$—	$9.59
Investor A Shares:
Net Assets	$9,713,189	$7,557,137	$11,559,742	$6,239,959
Shares outstanding, unlimited number of shares authorized, $0.001 par value	888,463	718,455	1,176,459	651,234
Net Asset Value and redemption price per share	$10.93	$10.52	$9.83	$9.58
Maximum Sales Charge	4.00%	4.00%	4.00%	4.00%
Maximum offering price per share	$11.39	$10.96	$10.24	$9.98
Investor B Shares:
Net Assets	$4,168,230	$7,070,130	$6,213,420	$2,232,690
Shares outstanding, unlimited number of shares authorized, $0.001 par value	381,325	672,011	632,180	232,962
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$10.93	$10.52	$9.83	$9.58
Investor C Shares:
Net Assets	$2,661,917	$7,832,066	$9,551,436	$1,115,367
Shares outstanding, unlimited number of shares authorized, $0.001 par value	243,543	744,109	972,077	116,088
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$10.93	$10.53	$9.83	$9.61

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
Investment income:
Interest	$17,453,645	$5,236,818	$2,631,213	$3,611,733
Interest from affiliates (Note C)	689,648	1,028,823	971,096	399,264

Total Investment Income	18,143,293	6,265,641	3,602,309	4,010,997

Expenses:
Investment advisory fee	1,894,545	606,623	387,269	403,469
Administration fee	297,500	95,180	55,383	57,652
Administration fee - class specific	223,076	80,609	48,587	49,958
Custodian fee	45,602	16,237	17,377	15,842
Transfer agent fee	19,787	8,018	5,539	3,669
Transfer agent fee - class specific	54,586	25,148	19,877	12,053
Shareholder servicing fees - class specific	44,173	60,669	73,594	25,006
Distribution fees - class specific	62,259	126,919	144,679	32,620
Legal and audit fees	62,867	40,818	39,855	34,265
Printing fee	46,736	16,127	10,777	9,472
Registration fees and expenses	64,722	12,862	12,420	14,441
Officers’ and trustees’ fees	14,941	4,703	2,800	2,862
Other	28,917	9,534	6,677	6,596

Total expenses	2,859,711	1,103,447	824,834	667,905

Less fees paid indirectly (Note C)	(52)	(41)	(37)	(10)
Less investment advisory fees waived	(775,659)	(89,342)	(73,164)	(85,943)
Less administration fees waived - class specific	(29,170)	(65,867)	(25,319)	(33,644)
Less distribution fees waived - class specific	(9,101)	(7,397)	(12,101)	(6,222)
Less transfer agent fees waived	(2,848)	(1,157)	(795)	(637)
Less transfer agent fees waived - class specific	(1,408)	(2,088)	(945)	(179)
Less transfer agent fees reimbursed - class specific	(6,982)	(7,808)	(7,395)	(1,906)
Less custodian fees waived	(1,802)	(561)	(523)	(351)

Net expenses	2,032,689	929,186	704,555	539,013

Net investment income	16,110,604	5,336,455	2,897,754	3,471,984

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	(50,022)	114,989	(214,312)	266,148
Futures contracts	45,775	(13,913)	(6,253)	(4,352)

	(4,247)	101,076	(220,565)	261,796

Change in unrealized appreciation from:
Investments	(2,884,383)	(1,822,507)	(822,016)	(1,676,375)

Net loss on investments and futures contracts	(2,888,630)	(1,721,431)	(1,042,581)	(1,414,579)

Net increase in net assets resulting from operations	$13,221,974	$3,615,024	$1,855,173	$2,057,405

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

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BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	AMT-FREE MUNICIPAL BOND PORTFOLIO		OHIO MUNICIPAL BOND PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase in net assets:
Operations:
Net investment income	$16,110,604	$17,990,457	$5,336,455	$5,317,678
Net realized gain (loss)	(4,247)	(1,404,901)	101,076	(622,461)
Net change in unrealized appreciation (depreciation)	(2,884,383)	(3,267,536)	(1,822,507)	(1,848,448)

Net increase in net assets resulting from operations	13,221,974	13,318,020	3,615,024	2,846,769

Distributions to shareholders from:
Net investment income:
BlackRock Class	(3,475,086)	(4,340,396)	—	—
Institutional Class	(11,882,404)	(12,460,254)	(4,350,150)	(4,763,333)
Service Class	(56,532)	(96,764)	(38,325)	(33,600)
Investor A Class	(359,666)	(341,312)	(307,822)	(287,220)
Investor B Class	(140,467)	(163,810)	(283,695)	(359,459)
Investor C Class	(84,593)	(76,008)	(249,319)	(225,923)

Total distributions from net investment income	(15,998,748)	(17,478,544)	(5,229,311)	(5,669,535)

Capital share transactions (Note E)	(35,607,848)	(23,943,492)	(13,854,272)	11,255,221

Total increase (decrease) in net assets	(38,384,622)	(28,104,016)	(15,468,559)	8,432,455
Net assets:
Beginning of year	399,707,020	427,811,036	126,596,725	118,164,270

End of year	$361,322,398	$399,707,020	$111,128,166	$126,596,725

End of year undistributed net investment income (distributions in excess of net investment income)	$1,012,090	$900,332	$353,422	$(142,938)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

26

BLACKROCK FUNDS

	DELAWARE MUNICIPAL BOND PORTFOLIO		KENTUCKY MUNICIPAL BOND PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase in net assets:
Operations:
Net investment income	$2,897,754	$3,454,754	$3,471,984	$3,902,919
Net realized gain (loss)	(220,565)	(273,045)	261,796	199,434
Net change in unrealized appreciation (depreciation)	(822,016)	(1,533,887)	(1,676,375)	(1,343,782)

Net increase in net assets resulting from operations	1,855,173	1,647,822	2,057,405	2,758,571

Distributions to shareholders from:
Net investment income:
BlackRock Class	—	—	—	—
Institutional Class	(1,754,372)	(2,228,062)	(2,598,714)	(2,743,762)
Service Class	—	—	(9,756)	(8,278)
Investor A Class	(482,604)	(530,720)	(235,933)	(187,856)
Investor B Class	(221,242)	(252,824)	(78,190)	(100,374)
Investor C Class	(354,034)	(431,096)	(28,120)	(35,193)

Total distributions from net investment income	(2,812,252)	(3,442,702)	(2,950,713)	(3,075,463)

Capital share transactions (Note E)	(15,693,449)	(6,637,756)	(9,666,669)	(6,928,937)

Total increase (decrease) in net assets	(16,650,528)	(8,432,636)	(10,559,977)	(7,245,829)
Net assets:
Beginning of year	82,019,595	90,452,231	82,328,700	89,574,529

End of year	$65,369,067	$82,019,595	$71,768,723	$82,328,700

End of year undistributed net investment income (distributions in excess of net investment income)	$(93,855)	$(179,327)	$1,098,578	$577,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

27

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
AMT-Free Municipal Bond Portfolio

BlackRock Class
9/30/06	$10.99	$0.47	[5]	$(0.06)	$(0.47)	$10.93	3.83%
9/30/05	11.11	0.49	[5]	(0.17)	(0.44)	10.99	3.23
12/22/03[1] - 9/30/04	11.22	0.37	[5]	(0.10)	(0.38)	11.11	2.46[7]
Institutional Class
9/30/06	$11.00	$0.46	[5]	$(0.07)	$(0.46)	$10.93	3.65%
9/30/05	11.11	0.47	[5]	(0.12)	(0.46)	11.00	3.17
9/30/04	11.22	0.48	[5]	(0.10)	(0.49)	11.11	3.46
9/30/03[8]	11.38	0.54		(0.17)	(0.53)	11.22	3.40
9/30/02[8]	11.38	0.57		(0.01)	(0.56)	11.38	5.08
Service Class
9/30/06	$10.99	$0.43	[5]	$(0.08)	$(0.42)	$10.92	3.29%
9/30/05	11.10	0.44	[5]	(0.12)	(0.43)	10.99	2.91
9/30/04	11.21	0.45	[5]	(0.10)	(0.46)	11.10	3.16
9/30/03[8]	11.38	0.49		(0.16)	(0.50)	11.21	2.99
9/30/02[8]	11.38	0.55		(0.02)	(0.53)	11.38	4.77
Investor A Class
9/30/06	$11.00	$0.43	[5]	$(0.07)	$(0.43)	$10.93	3.35%[3]
9/30/05	11.12	0.44	[5]	(0.13)	(0.43)	11.00	2.81	[3]
9/30/04	11.22	0.44	[5]	(0.10)	(0.44)	11.12	3.10	[3]
9/30/03[8]	11.38	0.48		(0.16)	(0.48)	11.22	2.91	[3]
9/30/02[8]	11.38	0.52		(0.01)	(0.51)	11.38	4.59	[3]
Investor B Class
9/30/06	$11.00	$0.35	[5]	$(0.08)	$(0.34)	$10.93	2.55%[4]
9/30/05	11.11	0.36	[5]	(0.12)	(0.35)	11.00	2.14	[4]
9/30/04	11.22	0.36	[5]	(0.11)	(0.36)	11.11	2.24	[4]
9/30/03[8]	11.38	0.40		(0.16)	(0.40)	11.22	2.14	[4]
9/30/02[8]	11.38	0.43		(0.01)	(0.42)	11.38	3.81	[4]
Investor C Class
9/30/06	$11.00	$0.35	[5]	$(0.07)	$(0.35)	$10.93	2.59%[4]
9/30/05	11.12	0.36	[5]	(0.13)	(0.35)	11.00	2.05	[4]
9/30/04	11.21	0.35	[5]	(0.08)	(0.36)	11.12	2.33	[4]
9/30/03[8]	11.38	0.41		(0.18)	(0.40)	11.21	2.05	[4]
9/30/02[8]	11.38	0.43		(0.01)	(0.42)	11.38	3.81	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
AMT-Free Municipal Bond Portfolio (Continued)

BlackRock Class
9/30/06	$71,890	0.45%	0.69%	4.35%	4.11%	70%
9/30/05	85,552	0.45	0.71	4.39	4.13	91
12/22/03[1] - 9/30/04	100,489	0.45 [2]	0.69 [2]	4.34 [2]	4.10 [2]	73
Institutional Class
9/30/06	$271,641	0.52%	0.73%	4.26%	4.05%	70%
9/30/05	295,737	0.60	0.83	4.24	4.01	91
9/30/04	308,122	0.60	0.82	4.34	4.12	73
9/30/03[8]	334,685	0.60	0.83	4.80	4.57	76
9/30/02[8]	360,392	0.60	0.81	5.10	4.89	47
Service Class
9/30/06	$1,249	0.88%	1.43%	3.91%	3.36%	70%
9/30/05	2,312	0.86	1.08	3.99	3.77	91
9/30/04	2,702	0.86	1.08	4.09	3.87	73
9/30/03[8]	2,971	0.90	1.13	4.46	4.23	76
9/30/02[8]	3,103	0.90	1.11	4.81	4.60	47
Investor A Class
9/30/06	$9,713	0.82%	1.12%	3.97%	3.67%	70%
9/30/05	8,965	0.86	1.18	3.99	3.67	91
9/30/04	7,711	1.00	1.31	3.95	3.64	73
9/30/03[8]	8,573	1.07	1.30	4.31	4.08	76
9/30/02[8]	8,179	1.07	1.29	4.62	4.41	47
Investor B Class
9/30/06	$4,168	1.60%	1.80%	3.20%	3.00%	70%
9/30/05	4,839	1.61	1.84	3.24	3.01	91
9/30/04	5,869	1.75	1.97	3.21	2.99	73
9/30/03[8]	7,161	1.82	2.05	3.57	3.34	76
9/30/02[8]	6,211	1.82	2.03	3.87	3.66	47
Investor C Class
9/30/06	$2,662	1.56%	1.76%	3.22%	3.02%	70%
9/30/05	2,303	1.62	1.85	3.26	3.03	91
9/30/04	2,918	1.73	1.95	3.17	2.96	73
9/30/03[8]	2,559	1.82	2.05	3.59	3.36	76
9/30/02[8]	2,857	1.82	2.03	3.89	3.68	47

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Ohio Municipal Bond Portfolio

Institutional Class
9/30/06	$10.64	$0.48	[5]	$(0.13)	$(0.47)	$10.52	3.37%
9/30/05	10.88	0.48	[5]	(0.21)	(0.51)	10.64	2.55
9/30/04	10.87	0.54	[5]	(0.03)	(0.50)	10.88	4.82
9/30/03[8]	11.09	0.52		(0.22)	(0.52)	10.87	2.79
9/30/02[8]	10.80	0.52		0.35	(0.58)	11.09	8.40
Service Class
9/30/06	$10.65	$0.44	[5]	$(0.12)	$(0.44)	$10.53	3.06%
9/30/05	10.89	0.45	[5]	(0.21)	(0.48)	10.65	2.24
9/30/04	10.87	0.51	[5]	(0.02)	(0.47)	10.89	4.60
9/30/03[8]	11.09	0.52		(0.26)	(0.48)	10.87	2.48
9/30/02[8]	10.80	0.48		0.36	(0.55)	11.09	8.08
Investor A Class
9/30/06	$10.64	$0.45	[5]	$(0.14)	$(0.43)	$10.52	3.05%[3]
9/30/05	10.88	0.44	[5]	(0.21)	(0.47)	10.64	2.14	[3]
9/30/04	10.87	0.49	[5]	(0.03)	(0.45)	10.88	4.34	[3]
9/30/03[8]	11.09	0.46		(0.21)	(0.47)	10.87	2.31	[3]
9/30/02[8]	10.80	0.46		0.36	(0.53)	11.09	7.90	[3]
Investor B Class
9/30/06	$10.64	$0.36	[5]	$(0.13)	$(0.35)	$10.52	2.22%[4]
9/30/05	10.88	0.36	[5]	(0.21)	(0.39)	10.64	1.38	[4]
9/30/04	10.87	0.41	[5]	(0.03)	(0.37)	10.88	3.57	[4]
9/30/03[8]	11.09	0.39		(0.23)	(0.38)	10.87	1.54	[4]
9/30/02[8]	10.80	0.39		0.35	(0.45)	11.09	7.10	[4]
Investor C Class
9/30/06	$10.65	$0.36	[5]	$(0.13)	$(0.35)	$10.53	2.24%[4]
9/30/05	10.89	0.36	[5]	(0.21)	(0.39)	10.65	1.38	[4]
9/30/04	10.87	0.41	[5]	(0.02)	(0.37)	10.89	3.66	[4]
9/30/03[8]	11.09	0.40		(0.24)	(0.38)	10.87	1.54	[4]
9/30/02[8]	10.80	0.39		0.35	(0.45)	11.09	7.09	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Ohio Municipal Bond Portfolio (Continued)

Institutional Class
9/30/06	$87,546	0.60%	0.75%	4.56%	4.41%	16%
9/30/05	100,501	0.60	0.85	4.47	4.22	10
9/30/04	96,730	0.60	0.84	4.97	4.73	6
9/30/03[8]	97,589	0.60	0.83	4.78	4.55	18
9/30/02[8]	96,974	0.60	0.81	4.93	4.71	28
Service Class
9/30/06	$1,122	0.90%	1.00%	4.25%	4.15%	16%
9/30/05	736	0.90	1.10	4.16	3.96	10
9/30/04	700	0.81	1.02	4.74	4.52	6
9/30/03[8]	727	0.90	1.12	4.58	4.36	18
9/30/02[8]	205	0.90	1.12	4.59	4.37	28
Investor A Class
9/30/06	$7,557	0.90%	1.14%	4.26%	4.02%	16%
9/30/05	8,873	0.99	1.20	4.05	3.84	10
9/30/04	5,043	1.07	1.34	4.56	4.29	6
9/30/03[8]	7,494	1.08	1.31	4.32	4.09	18
9/30/02[8]	15,587	1.06	1.28	4.37	4.16	28
Investor B Class
9/30/06	$7,070	1.72%	1.79%	3.46%	3.39%	16%
9/30/05	9,424	1.75	1.85	3.32	3.22	10
9/30/04	10,280	1.79	1.97	3.78	3.60	6
9/30/03[8]	10,453	1.82	2.05	3.55	3.32	18
9/30/02[8]	8,740	1.81	2.03	3.65	3.44	28
Investor C Class
9/30/06	$7,832	1.69%	1.77%	3.46%	3.38%	16%
9/30/05	7,063	1.74	1.84	3.30	3.20	10
9/30/04	5,411	1.77	1.95	3.80	3.62	6
9/30/03[8]	5,740	1.82	2.05	3.55	3.32	18
9/30/02[8]	3,632	1.80	2.01	3.60	3.39	28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Delaware Municipal Bond Portfolio

Institutional Class
9/30/06	$9.92	$0.43	[5]	$(0.11)	$(0.42)	$9.82	3.34%
9/30/05	10.13	0.43	[5]	(0.21)	(0.43)	9.92	2.16
9/30/04	10.23	0.47	[5]	(0.08)	(0.49)	10.13	3.92
9/30/03[8]	10.54	0.52		(0.27)	(0.56)	10.23	2.53
9/30/02[8]	10.20	0.55		0.31	(0.52)	10.54	8.75
Service Class
10/1/01 - 5/2/02[8]	$10.20	$0.29	[5]	$(0.09)	$(0.28)	$10.12	1.95%[7]
Investor A Class
9/30/06	$9.93	$0.40	[5]	$(0.11)	$(0.39)	$9.83	3.01%[3]
9/30/05	10.13	0.39	[5]	(0.20)	(0.39)	9.93	1.85	[3]
9/30/04	10.24	0.42	[5]	(0.09)	(0.44)	10.13	3.35	[3]
9/30/03[8]	10.54	0.45		(0.24)	(0.51)	10.24	2.15	[3]
9/30/02[8]	10.20	0.49		0.32	(0.47)	10.54	8.25	[3]
Investor B Class
9/30/06	$9.93	$0.33	[5]	$(0.11)	$(0.32)	$9.83	2.26%[4]
9/30/05	10.14	0.31	[5]	(0.21)	(0.31)	9.93	0.99	[4]
9/30/04	10.24	0.35	[5]	(0.08)	(0.37)	10.14	2.68	[4]
9/30/03[8]	10.54	0.37		(0.23)	(0.44)	10.24	1.38	[4]
9/30/02[8]	10.20	0.42		0.32	(0.40)	10.54	7.45	[4]
Investor C Class
9/30/06	$9.93	$0.33	[5]	$(0.11)	$(0.32)	$9.83	2.26%[4]
9/30/05	10.13	0.31	[5]	(0.20)	(0.31)	9.93	1.10	[4]
9/30/04	10.24	0.35	[5]	(0.09)	(0.37)	10.13	2.58	[4]
9/30/03[8]	10.54	0.37		(0.23)	(0.44)	10.24	1.38	[4]
9/30/02[8]	10.20	0.38		0.36	(0.40)	10.54	7.45	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Delaware Municipal Bond Portfolio (Continued)

Institutional Class
9/30/06	$38,044		0.69%	0.85%	4.43%	4.27%	6%
9/30/05	46,782		0.70	0.92	4.24	4.02	10
9/30/04	54,451		0.70	0.89	4.61	4.42	3
9/30/03[8]	54,512		0.70	0.90	5.06	4.86	34
9/30/02[8]	71,516		0.70	0.89	5.40	5.22	17
Service Class
10/1/01 - 5/2/02[8]	$—	[6]	1.00%[2]	1.17%[2]	5.32%[2]	5.14%[2]	17%
Investor A Class
9/30/06	$11,560		1.00%	1.21%	4.11%	3.90%	6%
9/30/05	14,421		1.09	1.26	3.86	3.69	10
9/30/04	12,895		1.14	1.40	4.16	3.90	3
9/30/03[8]	8,634		1.17	1.36	4.48	4.30	34
9/30/02[8]	5,106		1.18	1.36	4.90	4.71	17
Investor B Class
9/30/06	$6,213		1.72%	1.90%	3.40%	3.22%	6%
9/30/05	7,524		1.84	1.92	3.10	3.02	10
9/30/04	8,606		1.89	2.02	3.42	3.29	3
9/30/03[8]	8,528		1.92	2.09	3.70	3.52	34
9/30/02[8]	3,130		1.92	2.11	4.14	3.96	17
Investor C Class
9/30/06	$9,551		1.73%	1.89%	3.41%	3.25%	6%
9/30/05	13,293		1.85	1.92	3.11	3.04	10
9/30/04	14,500		1.89	2.02	3.43	3.30	3
9/30/03[8]	14,529		1.91	2.08	3.56	3.40	34
9/30/02[8]	3,149		1.90	2.09	3.96	3.77	17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Kentucky Municipal Bond Portfolio

Institutional Class
9/30/06	$9.69	$0.46	[5]	$(0.18)	$(0.39)	$9.58	3.01%
9/30/05	9.73	0.46	[5]	(0.14)	(0.36)	9.69	3.35
9/30/04	9.77	0.45	[5]	(0.07)	(0.42)	9.73	4.01
9/30/03[8]	9.99	0.48		(0.20)	(0.50)	9.77	2.95
9/30/02[8]	9.94	0.49		0.07	(0.51)	9.99	5.82
Service Class
9/30/06	$9.70	$0.43	[5]	$(0.18)	$(0.36)	$9.59	2.69%
9/30/05	9.74	0.43	[5]	(0.14)	(0.33)	9.70	3.04
9/30/04	9.78	0.43	[5]	(0.08)	(0.39)	9.74	3.69
9/30/03[8]	9.99	0.45		(0.19)	(0.47)	9.78	2.74
9/30/02[8]	9.95	0.46		0.06	(0.48)	9.99	5.40
Investor A Class
9/30/06	$9.69	$0.43	[5]	$(0.18)	$(0.36)	$9.58	2.68%[3]
9/30/05	9.73	0.42	[5]	(0.14)	(0.32)	9.69	2.95	[3]
9/30/04	9.77	0.41	[5]	(0.07)	(0.38)	9.73	3.53	[3]
9/30/03[8]	9.99	0.44		(0.20)	(0.46)	9.77	2.46	[3]
9/30/02[8]	9.94	0.44		0.07	(0.46)	9.99	5.33	[3]
Investor B Class
9/30/06	$9.69	$0.36	[5]	$(0.18)	$(0.29)	$9.58	1.94%[4]
9/30/05	9.73	0.35	[5]	(0.14)	(0.25)	9.69	2.18	[4]
9/30/04	9.77	0.33	[5]	(0.07)	(0.30)	9.73	2.76	[4]
9/30/03[8]	9.99	0.36		(0.20)	(0.38)	9.77	1.70	[4]
9/30/02[8]	9.94	0.37		0.07	(0.39)	9.99	4.55	[4]
Investor C Class
9/30/06	$9.71	$0.36	[5]	$(0.17)	$(0.29)	$9.61	2.04%[4]
9/30/05	9.76	0.35	[5]	(0.15)	(0.25)	9.71	2.07	[4]
9/30/04	9.79	0.33	[5]	(0.06)	(0.30)	9.76	2.86	[4]
9/30/03[8]	10.02	0.36		(0.21)	(0.38)	9.79	1.59	[4]
9/30/02[8]	9.97	0.37		0.07	(0.39)	10.02	4.53	[4]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Kentucky Municipal Bond Portfolio (Continued)

Institutional Class
9/30/06	$61,918	0.66%	0.83%	4.81%	4.64%	9%
9/30/05	71,188	0.70	0.91	4.69	4.48	4
9/30/04	78,549	0.70	0.89	4.61	4.42	8
9/30/03[8]	115,104	0.70	0.88	4.94	4.76	37
9/30/02[8]	135,938	0.70	0.87	4.99	4.81	12
Service Class
9/30/06	$263	0.97%	1.12%	4.50%	4.35%	9%
9/30/05	248	1.00	1.17	4.38	4.21	4
9/30/04	247	1.00	1.17	4.40	4.22	8
9/30/03[8]	103	1.00	1.18	4.57	4.39	37
9/30/02[8]	92	1.00	1.17	4.69	4.52	12
Investor A Class
9/30/06	$6,240	0.97%	1.19%	4.50%	4.28%	9%
9/30/05	6,377	1.09	1.26	4.28	4.11	4
9/30/04	5,482	1.15	1.36	4.19	3.97	8
9/30/03[8]	4,701	1.17	1.35	4.42	4.24	37
9/30/02[8]	3,612	1.18	1.35	4.52	4.35	12
Investor B Class
9/30/06	$2,233	1.71%	1.91%	3.78%	3.58%	9%
9/30/05	3,578	1.85	1.92	3.55	3.48	4
9/30/04	3,897	1.89	2.02	3.44	3.31	8
9/30/03[8]	3,795	1.92	2.09	3.64	3.46	37
9/30/02[8]	2,311	1.91	2.08	3.71	3.54	12
Investor C Class
9/30/06	$1,115	1.68%	1.85%	3.75%	3.58%	9%
9/30/05	938	1.86	1.92	3.55	3.49	4
9/30/04	1,399	1.88	2.00	3.43	3.31	8
9/30/03[8]	1,179	1.92	2.10	3.69	3.50	37
9/30/02[8]	1,036	1.90	2.08	3.61	3.44	12

[1]	Commencement of operations of share class.

[2]	Annualized.

[3]	Sales load not reflected in total return.

[4]	Contingent deferred sales load not reflected in total return.

[5]	Calculated using the average shares outstanding method.

[6]	There were no Service shares outstanding as of September 30, 2002.

[7]	Not annualized.

[8]	Audited by other auditors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 registered portfolios, four of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, no Hilliard Lyons Shares were outstanding.

The following Portfolios of the Fund changed their names during the year ended September 30, 2006:

FORMER NAME	NEW NAME
Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio
Ohio Tax-Free Income Portfolio	Ohio Municipal Bond Portfolio
Delaware Tax-Free Income Portfolio	Delaware Municipal Bond Portfolio
Kentucky Tax-Free Income Portfolio	Kentucky Municipal Bond Portfolio

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees (the “Board”); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board. As of September 30, 2006, there were no Fair Valued Assets.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or subadvisor deems relevant.

36

BLACKROCK FUNDS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Swap Agreements — The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as a component of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable change in the fluctuation of interest and/or exchange rates. There were no swap agreements held by the Portfolios at September 30, 2006.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use these instruments for leverage. These futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures contracts at September 30, 2006.

Tender Option Bonds — A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The creation of tender option bond trusts fulfills two objectives which municipal securities are deposited into the trusts: (i) the creation of the P-floats, the terms of which mimic, in certain respects, the variable rate demand securities issued in the primary municipal securities market, and (ii) the creation of a residual interest, which establishes an economically leveraged position in the municipal securities. Tender option bonds may be considered to be derivatives. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the advisor’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

37

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), a wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), serves as sub-advisor for all of the Portfolios. BlackRock, Inc. is an affiliate of Merrill Lynch and PNC.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	AMT-FREE MUNICIPAL BOND AND OHIO MUNICIPAL BOND PORTFOLIOS	DELAWARE MUNICIPAL BOND AND KENTUCKY MUNICIPAL BOND PORTFOLIOS
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	0.500%	0.550%
$1 billion — $2 billion	0.450	0.500
$2 billion — $3 billion	0.425	0.475
greater than $ 3 billion	0.400	0.450

BlackRock pays BFM a fee for its sub-advisory services.

PFPC Trust Company, an indirect subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer agent and dividend disbursing agent. The custodian and the transfer agent have voluntarily agreed to waive a portion of their fees during the period.

38

BLACKROCK FUNDS

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
AMT-Free Municipal Bond	$946	$709
Ohio Municipal Bond	3,786	585
Delaware Municipal Bond	3,238	627
Kentucky Municipal Bond	158	1,069

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the classes, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

For the year ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

	SHARE CLASSES
ADMINISTRATION FEES	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$22,974	$188,442	$1,027	$5,910	$3,046	$1,677	$223,076
Ohio Municipal Bond	—	64,601	555	4,959	5,763	4,731	80,609
Delaware Municipal Bond	—	27,994	—	8,360	4,641	7,592	48,587
Kentucky Municipal Bond	—	43,163	167	4,107	1,920	601	49,958

39

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	SHARE CLASSES
ADMINISTRATION FEES WAIVED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$22,974	$5,973	$223	$—	$—	$—	$29,170
Ohio Municipal Bond	—	64,396	257	1,209	5	—	65,867
Delaware Municipal Bond	—	21,531	—	998	1,087	1,703	25,319
Kentucky Municipal Bond	—	33,012	82	15	386	149	33,644

	SHARE CLASSES
TRANSFER AGENT FEES	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$5,159	$33,067	$6,587	$5,049	$3,433	$1,291	$54,586
Ohio Municipal Bond	—	13,188	252	4,265	4,593	2,850	25,148
Delaware Municipal Bond	—	5,621	—	4,523	4,211	5,522	19,877
Kentucky Municipal Bond	—	7,802	159	1,703	1,950	439	12,053

	SHARE CLASSES
TRANSFER AGENT FEES WAIVED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$1,267	$—	$141	$—	$—	$—	$1,408
Ohio Municipal Bond	—	1,454	—	634	—	—	2,088
Delaware Municipal Bond	—	—	—	11	396	538	945
Kentucky Municipal Bond	—	—	3	—	141	35	179

	SHARE CLASSES
TRANSFER AGENT FEES REIMBURSED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$2,458	$—	$4,524	$—	$—	$—	$6,982
Ohio Municipal Bond	—	4,774	—	3,034	—	—	7,808
Delaware Municipal Bond	—	—	—	—	3,261	4,134	7,395
Kentucky Municipal Bond	—	—	2	—	1,617	287	1,906

	SHARE CLASSES
SHAREHOLDER SERVICE FEES	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$3,616	$22,838	$11,100	$6,619	$44,173
Ohio Municipal Bond	2,331	18,497	21,104	18,737	60,669
Delaware Municipal Bond	—	29,411	16,990	27,193	73,594
Kentucky Municipal Bond	641	15,566	6,505	2,294	25,006

	SHARE CLASSES
DISTRIBUTION FEES	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$9,101	$33,299	$19,859	$62,259
Ohio Municipal Bond	7,397	63,313	56,209	126,919
Delaware Municipal Bond	12,101	50,996	81,582	144,679
Kentucky Municipal Bond	6,222	19,516	6,882	32,620

SHARE CLASS
DISTRIBUTION FEES WAIVED	INVESTOR A
AMT-Free Municipal Bond	$9,101
Ohio Municipal Bond	7,397
Delaware Municipal Bond	12,101
Kentucky Municipal Bond	6,222

In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the year ending February 1, 2007 and requires BlackRock to waive or reimburse fees or expenses if these operating

40

BLACKROCK FUNDS

expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INESTOR A	INVESTOR B	INVESTOR C
AMT-Free Municipal Bond	0.45%	0.60%	0.90%	1.07%	1.82%	1.82%
Ohio Municipal Bond	NA	0.60%	0.90%	0.85%[1]	1.82%	1.82%
Delaware Municipal Bond	NA	0.70%	1.00%[2]	0.95%[1]	1.65%[1]	1.65%[1]
Kentucky Municipal Bond	NA	0.65%[1]	1.00%	0.95%[1]	1.60%[1]	1.60%[1]

[1]	Prior to February 1, 2006, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 1.07% for the Investor A share class of Ohio Municipal Bond; 1.17%, 1.92%, and 1.92% for the Investor A, Investor B and Investor C share classes, respectively, of Delaware Municipal Bond; and 0.70%, 1.17%, 1.92%, and 1.92% for the Institutional, Investor A, Investor B and Investor C share classes, respectively, of Kentucky Municipal Bond.

[2]	There were no shares outstanding as of September 30, 2006.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2007	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
AMT-Free Municipal Bond	$983,261	$936,352	$252,302	$2,171,915
Ohio Municipal Bond	259,458	259,109	63,358	581,925
Delaware Municipal Bond	138,237	107,843	53,545	299,625
Kentucky Municipal Bond	171,865	162,538	58,274	392,677

The following waivers previously incurred on the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2006:

AMT-Free Municipal Bond	$623,251
Ohio Municipal Bond	174,280
Delaware Municipal Bond	91,563
Kentucky Municipal Bond	138,922

Pursuant to the Fund’s Plan of Distribution, (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (the “BDI”) and/or BlackRock or any other affiliate of PNC, fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares, and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of service fees under the Plan.

41

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class-Specific Fee Arrangements

Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees(4)	Contractual Fees	Actual Fees(4)	Contractual Fees(1)	Actual Fees(4)	Contractual Fees(2)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)
AMT-Free Municipal Bond	None	None	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Ohio Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Delaware Municipal Bond	N/A	N/A	None	None	0.25%	N/A	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
Kentucky Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.

(2)	— the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(3)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(4)	— the actual fees are for the year ended September 30, 2006.

BlackRock maintains a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statements of Operations.

	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$3,643	$12,542	$190	$1,047	$524	$223	$18,169
Ohio Municipal Bond	—	4,738	71	876	745	587	7,017
Delaware Municipal Bond	—	2,111	—	1,140	624	928	4,803
Kentucky Municipal Bond	—	2,900	27	457	232	60	3,676

For the year ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Ohio Municipal Bond	$44
Delaware Municipal Bond	530
Kentucky Municipal Bond	288

$862

For the year ended September 30, 2006, BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of Portfolio’s Investor A Class as follows:

AMT-Free Municipal Bond	$3,195
Ohio Municipal Bond	10,430
Delaware Municipal Bond	13,922
Kentucky Municipal Bond	6,711

42

BLACKROCK FUNDS

For the year ended September 30, 2006, MLPF&S received the following contigent deferred sales charges relating to transactions in Investor B Class and Investor C Class:

	INVESTOR B CLASS	INVESTOR C CLASS
AMT-Free Municipal Bond	$5,967	$360
Ohio Municipal Bond	18,876	1,163
Delaware Municipal Bond	9,139	1,101
Kentucky Municipal Bond	22,744	745

For the year ended September 30, 2006, long term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	BEGINNING PAR	PURCHASES	SALES	ENDING PAR	NET REALIZED GAIN/LOSS	INTEREST INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
AMT-Free Municipal Bond	Delaware Vy. Regl. Fin. Auth. Govt. RITES PA-1041 Rev., Ser. 02B	1,000,000	—	—	1,000,000	$—	$232,768	$1,604,290
	Delaware Vy. Regl. Fin. Auth. LOC Govt. RITES PA-1041 Rev., Ser. 02B	—	2,335,000	—	2,335,000	—	2,406	3,746,017
	Cmwlth. Infra. Fin. Auth. Spec. RITES PA-782 Rev., Ser. 01G	3,985,000	—	—	3,985,000	—	454,273	5,172,211
Ohio Municipal Bond	Cmwlth. Hwy. & Trans. Auth. RITES Rev., Ser. 98	5,000,000	—	—	5,000,000	—	371,818	5,481,550
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A	400,000	—	—	400,000	—	43,031	517,360
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B	500,000	—	—	500,000	—	55,708	653,580
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C	500,000	—	—	500,000	—	56,315	650,500
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D	650,000	—	—	650,000	—	73,916	843,648
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E	250,000	—	—	250,000	—	28,712	323,710
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F	250,000	—	—	250,000	—	28,528	325,670
	Pub. Bldgs. Auth.
	RITES PA-577 Rev., Ser. 99	4,000,000	—	—	4,000,000	—	370,636	4,312,600
Delaware Municipal Bond	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A	400,000	—	—	400,000	—	43,031	517,360
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B	500,000	—	—	500,000	—	55,708	653,580
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C	500,000	—	—	500,000	—	56,315	650,500
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D	650,000	—	—	650,000	—	73,916	843,648
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E	250,000	—	—	250,000	—	28,712	323,710
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F	250,000	—	—	250,000	—	28,504	325,670
	Pub. Bldgs. Auth. RITES PA-577 Rev., Ser. 98	5,000,000	—	—	5,000,000	—	350,505	6,138,250
	Pub. Bldgs. Auth. RITES PA-577 Rev., Ser. 99	4,025,000	—	—	4,025,000	—	334,259	5,347,454

43

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	PORTFOLIO COMPANY	BEGINNING PAR	PURCHASES	SALES	ENDING PAR	NET REALIZED GAIN /LOSS	INTEREST INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Kentucky Municipal Bond	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A	400,000	—	—	400,000	$—	$43,031	$517,360
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B	500,000	—	—	500,000	—	55,708	653,580
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C	500,000	—	—	500,000	—	56,315	650,500
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D	650,000	—	—	650,000	—	73,916	843,648
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E	250,000	—	—	250,000	—	28,712	323,710
	Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F	250,000	—	—	250,000	—	28,528	325,670
	Pub. Bldgs. Auth. RITES PA-577 Rev., Ser. 99	1,335,000	—	—	1,335,000	—	113,013	1,448,502
In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006 is as follows:

AMT-Free Municipal Bond Portfolio	$201
Ohio Municipal Bond Portfolio	159
Delaware Municipal Bond Portfolio	146
Kentucky Municipal Bond Portfolio	41

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly”.

(D) Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

	PURCHASES	SALES
AMT-Free Municipal Bond	$262,991,781	$319,603,113
Ohio Municipal Bond	18,816,188	30,609,428
Delaware Municipal Bond	4,296,490	19,147,994
Kentucky Municipal Bond	6,316,874	16,391,833

There were no purchases or sales of U.S. government securities for the year ended September 30, 2006.

44

BLACKROCK FUNDS

(E) Capital Shares

Transactions in capital shares for each year were as follows:

	AMT-FREE MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	352,539	$3,819,547	224,255	$2,503,094
Institutional Class	4,280,196	46,448,314	3,591,390	39,912,181
Service Class	1,946	21,227	52,330	581,800
Investor A Class	290,414	3,145,094	597,804	6,639,654
Investor B Class	98,997	1,073,196	54,741	608,534
Investor C Class	124,289	1,349,403	60,412	671,999
Shares issued in reinvestment of dividends:
BlackRock Class	308,683	3,345,930	386,166	4,293,119
Institutional Class	13,690	148,426	13,010	144,802
Service Class	3,350	36,270	5,756	63,944
Investor A Class	23,302	252,721	18,237	203,038
Investor B Class	6,560	71,142	6,196	68,962
Investor C Class	3,961	42,930	3,130	34,844
Shares redeemed:
BlackRock Class	(1,862,759)	(20,169,441)	(1,876,330)	(20,731,399)
Institutional Class	(6,332,378)	(68,690,589)	(4,444,782)	(49,461,550)
Service Class	(101,315)	(1,102,123)	(91,144)	(1,012,587)
Investor A Class	(240,181)	(2,601,745)	(494,809)	(5,504,634)
Investor B Class	(164,160)	(1,779,964)	(149,127)	(1,658,868)
Investor C Class	(94,078)	(1,018,186)	(116,657)	(1,300,425)

Net decrease	(3,286,944)	$(35,607,848)	(2,159,422)	$(23,943,492)

45

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	OHIO MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	1,048,946	$11,004,646	1,340,116	$14,494,665
Service Class	53,634	563,988	11,495	124,427
Investor A Class	184,206	1,927,624	412,979	4,460,886
Investor B Class	54,504	574,058	78,964	854,690
Investor C Class	255,376	2,677,363	267,788	2,898,539
Shares issued in reinvestment of dividends:
Institutional Class	4,702	49,332	8,467	91,428
Service Class	3,269	34,248	2,768	29,918
Investor A Class	21,548	225,665	20,430	220,359
Investor B Class	4,870	51,051	6,538	70,609
Investor C Class	3,127	32,741	2,565	27,698
Shares redeemed:
Institutional Class	(2,174,086)	(22,687,300)	(792,870)	(8,549,796)
Service Class	(19,351)	(203,972)	(9,486)	(101,664)
Investor A Class	(321,021)	(3,378,468)	(62,962)	(679,488)
Investor B Class	(272,781)	(2,862,878)	(144,619)	(1,562,181)
Investor C Class	(177,691)	(1,862,370)	(103,937)	(1,124,869)

Net increase (decrease)	(1,330,748)	$(13,854,272)	1,038,236	$11,255,221

	DELAWARE MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	754,757	$7,384,112	986,401	$9,946,873
Investor A Class	143,010	1,394,334	271,815	2,745,395
Investor B Class	23,970	234,927	55,487	559,640
Investor C Class	95,024	929,382	139,825	1,408,625
Shares issued in reinvestment of dividends:
Institutional Class	2,738	26,696	4,948	49,774
Investor A Class	28,886	281,660	27,261	274,272
Investor B Class	5,294	51,637	5,775	58,131
Investor C Class	5,263	51,307	5,281	53,146
Shares redeemed:
Institutional Class	(1,597,259)	(15,598,804)	(1,653,128)	(16,614,334)
Investor A Class	(447,705)	(4,379,429)	(119,168)	(1,197,713)
Investor B Class	(154,754)	(1,510,944)	(152,705)	(1,536,227)
Investor C Class	(467,187)	(4,558,327)	(237,132)	(2,385,338)

Net decrease	(1,607,963)	$(15,693,449)	(665,340)	$(6,637,756)

46

BLACKROCK FUNDS

	KENTUCKY MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	970,234	$9,287,039	565,644	$5,528,249
Service Class	1,124	10,802	1,020	9,900
Investor A Class	48,621	466,358	195,578	1,909,210
Investor B Class	6,199	59,508	13,530	132,160
Investor C Class	28,401	272,499	64,488	629,892
Shares issued in reinvestment of dividends:
Institutional Class	8,068	77,246	2,871	27,988
Service Class	670	6,418	581	5,672
Investor A Class	18,075	173,078	13,383	130,544
Investor B Class	7,500	71,847	8,118	79,206
Investor C Class	988	9,483	2,641	25,845
Shares redeemed:
Institutional Class	(1,861,035)	(17,859,884)	(1,296,495)	(12,649,723)
Service Class	(1)	(12)	(1,382)	(13,451)
Investor A Class	(73,476)	(705,686)	(114,460)	(1,115,126)
Investor B Class	(149,840)	(1,440,785)	(53,030)	(517,295)
Investor C Class	(9,858)	(94,580)	(113,998)	(1,112,008)

Net decrease	(1,004,330)	$(9,666,669)	(711,511)	$(6,928,937)

On September 30, 2006, two shareholders held approximately 88% of the AMT-Free Municipal Bond Portfolio, two shareholders held approximately 77% of the Ohio Municipal Bond Portfolio, four shareholders held approximately 75% of the Delaware Municipal Bond Portfolio and one shareholder held approximately 80% of the Kentucky Municipal Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income, net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

47

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

	TAX-FREE INCOME	ORDINARY INCOME	TOTAL DISTRIBUTIONS
AMT-Free Municipal Bond
9/30/06	$15,981,571	$17,177	$15,998,748
9/30/05	17,478,544	—	17,478,544
Ohio Municipal Bond
9/30/06	5,049,285	180,026	5,229,311
9/30/05	5,669,535	—	5,669,535
Delaware Municipal Bond
9/30/06	2,812,252	—	2,812,252
9/30/05	3,442,702	—	3,442,702
Kentucky Municipal Bond
9/30/06	2,947,491	3,222	2,950,713
9/30/05	3,075,463	—	3,075,463

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED TAX-FREE INCOME	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER CAPITAL LOSSES
AMT-Free Municipal Bond	$918,326	$22,590,077	$—
Ohio Municipal Bond	—	3,746,702	—
Delaware Municipal Bond	49,597	2,661,936	152,620
Kentucky Municipal Bond	1,311,742	4,672,228	—

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2008	2009	2010	2011	2012	2013	2014	TOTAL
AMT-Free Municipal Bond	$3,717,571	$1,756,215	$—	$3,984,021	$6,841,418	$5,736,698	$554,154	$22,590,077
Ohio Municipal Bond	41,989	—	—	1,883,560	825,006	783,368	212,779	3,746,702
Delaware Municipal Bond	83,140	—	—	1,312,264	493,468	623,721	149,343	2,661,936
Kentucky Municipal Bond	542,789	1,556,368	129,603	2,443,468	—	—	—	4,672,228

The Kentucky Municipal Bond Portfolio used $262,302 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2006.

As of September 30, 2006, the following permanent differences were attributable to carry loss carryover expiration, income recognition differences, prior year over distributions and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME	INCREASE (DECREASE) ACCUMULATED NET REALIZED GAIN	INCREASE (DECREASE) PAID IN-CAPITAL
AMT-Free Municipal Bond	$(98)	$98	$—
Ohio Municipal Bond	389,216	—	(389,216)
Delaware Municipal Bond	(30)	30	—
Kentucky Municipal Bond	(506)	506	—

48

BLACKROCK FUNDS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(G) Concentration of Credit Risk

The Portfolios concentrate their investments in securities issued by state agencies, other governmental entities and U.S. territories. The Portfolios are more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these states, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments, than if the Portfolios were not concentrated in securities issued by state agencies, other governmental entities and U.S. territories.

(H) Subsequent Events

Effective upon the closing of the corporate merger (Note A), the 0.10% distribution fee on Investor A and Hilliard Lyons Shares was eliminated.

49

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AMT-Free Municipal Bond (formerly Tax-Free Income), Ohio Municipal Bond (formerly Ohio Tax-Free Income), Delaware Municipal Bond (formerly Delaware Tax-Free Income Portfolio), and Kentucky Municipal Bond (formerly Kentucky Tax-Free Income) Portfolios, four of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the years ended September 30, 2003 and September 30, 2002, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

50

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

51

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

52

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

53

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

54

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF Office(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

55

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

56

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory and sub-advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC, and between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. (collectively, the “Advisors”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisors, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a

57

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisors, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) for Portfolios currently having an investment sub-advisor, the existence of that sub-advisory relationship, the division of responsibilities between the investment advisor and the sub-advisor and the services provided by each of them;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(x) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xii) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same, and the fact that each applicable Portfolio’s investment advisor will continue to bear all of its sub-advisory fees;

(xiii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory and sub-advisory agreements (collectively, the “Current Advisory Agreements”);

(xiv) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisors had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisors, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940

58

BLACKROCK FUNDS

Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisors’ investment philosophy and process used to manage each of the Portfolios, as well as a description of each Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisors’ in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisors to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisors, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisors with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisors’ and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisors would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature,

59

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

quality and extent of the services provided by the applicable Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	except for the Institutional Class of the AMT-Free Municipal Bond Portfolio, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	except for the Delaware Municipal Bond Portfolio, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that with respect to the Institutional Class of the AMT-Free Municipal Bond Portfolio, the difference by which such Portfolios’ contractual advisory fees were higher than the median for its peers was not significant.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisors pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The

60

BLACKROCK FUNDS

Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that the Institutional Class of the Ohio Municipal Bond Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of the other Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisors’ and their affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisors and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in

61

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement and Sub-Advisory Agreement. For each of the following Portfolios, as well as an Agreement and Plan of Reorganization whereby each of the following Portfolios would reorganize with another Fund merged by BlackRock, and a change to the fundamental investment policy regarding investments in municipal securities for the Portfolios indicated below. The votes regarding the approval of the new agreements, the reorganizations and the change to the fundamental investment policies were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
AMT-Free Municipal Bond	27,914,768	16,032	19,387
Ohio Municipal Bond	9,923,369	26,344	39,299
Delaware Municipal Bond	5,440,288	20,772	36,740
Kentucky Municipal Bond	6,613,654	22,040	8,544

Approve the new Sub-Advisory Agreement:

	FOR	AGAINST	ABSTAIN
AMT-Free Municipal Bond	27,924,176	11,640	14,371
Ohio Municipal Bond	9,916,841	26,344	45,827
Delaware Municipal Bond	5,441,226	20,772	35,802
Kentucky Municipal Bond	6,613,654	22,040	8,544

Approve the Change to the Fundamental Investment Policy:

	FOR	AGAINST	ABSTAIN
Ohio Municipal Bond	9,911,383	35,612	42,018
Delaware Municipal Bond	5,405,575	49,640	42,585
Kentucky Municipal Bond	6,612,983	22,711	8,544

62

BLACKROCK FUNDS

Investment Advisor	Co-Administrator
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Wilmington, Delaware 19809	Wilmington, Delaware 19809

Sub-Advisor	Distributor
BlackRock Financial Management, Inc.	BlackRock Distributors, Inc.
New York, New York 10022	King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company	Simpson Thacher & Bartlett LLP
Philadelphia, Pennsylvania 19153	New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc.
Wilmington, Delaware 19809	Deloitte & Touche LLP
Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Science & Technology	BlackRock Legacy Portfolio
BlackRock Aurora Portfolio	Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global Technology Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Value Fund	BlackRock Natural Resources Trust
BlackRock Developing Capital Markets Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Equity Dividend Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Investment Trust	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Core Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Resources Portfolio*	BlackRock Latin America Fund

Fixed Income Portfolios

BlackRock Bond Fund	BlackRock Intermediate Bond Portfolio	BlackRock Real Investment Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios

BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio‡	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio‡	BlackRock OH Municipal MM Portfolio‡	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio‡	BlackRock PA Municipal MM Portfolio‡	BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

TAXFR-ANN 9/06

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Municipal Bond Portfolios ANNUAL REPORT | SEPTEMBER 30, 2006

UltraShort Municipal

Pennsylvania Municipal Bond

New Jersey Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
UltraShort Municipal	2-3
Pennsylvania Municipal Bond (formerly Pennsylvania Tax-Free Income Portfolio)	4-5
New Jersey Municipal Bond (formerly New Jersey Tax-Free Income Portfolio)	6-7
Note on Performance Information	8
Schedules of Investments	9-15
Key to Investment Abbreviations	16
Portfolio Financial Statements
Statements of Assets and Liabilities	18-19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22-25
Notes to Financial Statements	26-37
Report of Independent Registered Public Accounting Firm	38
Fund Management	39-44
Additional Information	45-50

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

Anne Ackerley

Managing Director

BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

1

ULTRASHORT MUNICIPAL PORTFOLIO

Total Net Assets (9/30/06): $18.4 million

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities), the interest on which is exempt from regular Federal income tax (“municipal securities”). These municipal securities may not be exempt from the Federal Alternative Minimum Tax. The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers.

Recent Portfolio Management Activity:

•	Effective October 13, 2006, BlackRock UltraShort Municipal Portfolio was reorganized into BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc.

•	The Institutional and BlackRock share classes of the Portfolio outperformed the Lipper Short Municipal Debt Funds peer group average, while the Investor A share class underperformed for the annual period.

•	During the 12-month period, short-term municipal issues underperformed longer-term municipal bonds, as reflected by the +2.73% return of the Lehman Brothers Municipal Bond 3-Year GO Index and the +4.45% return of the longer-term Lehman Brothers Municipal Bond Index. Short-term munis also underperformed their taxable counterparts, with the Merrill Lynch 1-3 Year Treasury Index advancing 3.74%.

•	Fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s (Fed’s) decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%. After 17 consecutive rate hikes since June 2004, moderating U.S. economic growth and declining inflationary expectations were cited as reasons for the Fed pause. Earlier in the annual period, bond yields rose steadily (and prices declined) as investors focused on solid economic growth and rising commodity prices, which reignited fears of inflation. More recently, declines in oil prices, and particular in gasoline prices, served to ease these earlier concerns and help boost bond prices.

•	Overall, 10-year U.S. Treasury note yields increased 30 basis points (0.30%) during the year to 4.64% while one-year Treasury yields increased 90 basis points to 4.91%. The Treasury yield curve continued its flattening trend and ended the period inverted, with the six-month Treasury offering the highest yield on the curve at 5.02%. The London Interbank Offer Rate (LIBOR) was separated by only 25 basis point between one and 10 years. The municipal curve also flattened during the annual period, as price gains on longer-dated securities outpaced the gains on securities with shorter maturities. Unlike the Treasury curve, however, the municipal curve maintained a positive slope, with the yield on one-year municipal securities ending the period at 3.46% versus a 10-year municipal yield of 4.04%.

•	For the most part, the Portfolio continued to maintain a focus on short-duration assets, which allowed for flexibility as the Fed raised interest rates. A focus on cash and cash equivalent assets was beneficial to the Portfolio as the short municipal yield curve rose for much of the annual period, along with the Treasury curve. Specifically, the Portfolio remained mostly in variable rate demand notes, which outperformed short-term fixed rate securities due to the mostly flat and sometimes inverted yield curve. At no point during the year did we extend beyond the 9- to 12-month timeframe, as ratios to Treasuries remained the most favorable inside of 9 months. In general, our strategy benefited the Portfolio’s relative performance during the annual period. Late in the period, as the Portfolio was scheduled to reorganize with the BlackRock Short-Term Municipal Fund in mid-October, we kept cash reserves high with an emphasis on liquidity.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ULTRASHORT MUNICIPAL PORTFOLIO, THE LEHMAN BROTHERS 1 YEAR MUNICIPAL BOND INDEX AND THE LIPPER SHORT MUNICIPAL DEBT FUNDS FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	From Inception
BlackRock Class	2.95%	1.84%
Institutional Class	2.99%	1.78%
Investor A Class (Load Adjusted)	(0.47)%	0.37%
Investor A Class (NAV)	2.59%	1.57%

THE PERFORMANCE OF THE LEHMAN BROTHERS 1 YEAR MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER SHORT MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, 3/3/04; INSTITUTIONAL SHARES, 3/19/04; AND INVESTOR A SHARES, 3/19/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

ULTRASHORT MUNICIPAL PORTFOLIO

FUND PROFILE

Credit Quality (% of Municipal Bonds)1

AAA	8.9%
AA	38.2
A	24.2
BBB	13.8
Unrated	14.9

Total	100.0%

Largest State Concentration (% of portfolio, excluding money market investments)

Texas	19.1%
Michigan	8.8
Virginia	6.0
Pennsylvania	8.4
Multi-State	8.1
Alaska	7.0
California	6.2
New York	6.2
Indiana	5.6
Maryland	5.6

Total	81.0%

Portfolio Statistics
Average maturity (years)	0.19
Modified Duration[2]	0.18

[1]	Using the highest of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Investor A Class	BlackRock Class	Institutional Class	Investor A Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,016.20	1,017.10	1,015.70	1,023.22	1,023.02	1,020.94
Expenses Incurred During Period (4/01/06 - 9/30/06)	1.77	1.97	4.04	1.78	1.98	4.06

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.35%, 0.39%, and 0.80% for the BlackRock, Institutional and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-halfyear period).

3

PENNSYLVANIA MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $576.3 million

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Pennsylvania state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:

•	Effective October 13, 2006, the Portfolio was reorganized into BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper Pennsylvania Municipal Debt Funds peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s (Fed’s) decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell 27 basis points to 4.17%, while yields on AAA-rated issues maturing in 10 years declined five basis points to 3.68%.

•	Investor demand for municipal product has remained strong. Declining new bond issuance has bolstered the market’s favorable technical position. Declines in refunding activity have continued to drive the reduction in supply. For the first nine months of 2006, refundings declined more than 54% relative to the same period in 2005.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. This was somewhat of a challenge as new issuance in the municipal market declined. During the 12-month period, new municipal bond supply in the Commonwealth of Pennsylvania declined 18% on a year-over-year basis. In addition, most of the longer-term new issues available came with less desirable structures than current portfolio holdings, thus offering little incentive to take gains and extend Portfolio duration. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PA MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.72%	2.98%	3.72%	4.85%
Service Class	3.41%	2.67%	3.41%	4.53%
Investor A Class (Load Adjusted)	(0.85)%	1.19%	2.42%	3.95%
Investor A Class (NAV)	3.25%	2.56%	3.26%	4.38%
Investor B Class (Load Adjusted)	(1.75)%	0.81%	2.22%	3.66%
Investor B Class (NAV)	2.71%	1.88%	2.56%	3.66%
Investor C Class (Load Adjusted)	1.61%	1.84%	2.54%	3.67%
Investor C Class (NAV)	2.60%	1.84%	2.54%	3.67%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94 AND INVESTOR C SHARES, 8/14/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH* ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

PENNSYLVANIA MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	79.2%
AA	8.2
A	8.6
BBB	3.9
Unrated	0.1

Total	100.0%

Portfolio Statistics

Average maturity (years)	5.59
Modified Duration[2]	4.98

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,031.30	1,029.80	1,028.60	1,027.10	1,026.00	1,021.95	1,020.48	1,020.18	1,016.67	1,016.62
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.06	4.53	4.83	8.33	8.38	3.05	4.52	4.82	8.33	8.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.89%, 0.95%, 1.64%, and 1.65% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-halfyear period).

5

NEW JERSEY MUNICIPAL BOND PORTFOLIO

Total Net Assets (9/30/06): $169.3 million

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and New Jersey state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:

•	Effective October 13, 2006, the Portfolio was reorganized into BlackRock New Jersey Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust.

•	As of that date, the Portfolio’s management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director of MLIM from 2000 to 2003 and a Vice President of MLIM from 1993 to 2000.

•	All share classes of the Portfolio underperformed the Lipper New Jersey Municipal Debt Funds peer group average for the annual period.

•	During the annual period, municipal bonds outperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 4.45%, compared to the Lehman Brothers Aggregate Bond Index gain of 3.67%. Long-term fixed income bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board’s decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%.

•	As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell 27 basis points to 4.17%, while yields on AAA-rated issues maturing in 10 years declined five basis points to 3.68%.

•	For most of the annual period, the Portfolio held a significant amount of securities in the short to intermediate portions of the yield curve. We had been rolling down the yield curve for some time in anticipation that interest rates would rise and longer-term securities would cheapen in price, essentially creating attractive buying opportunities. However, long-term rates did not rise to the same extent as shorter-term rates, causing the yield curve to flatten and shorter maturities to underperform. The longer portions of the municipal yield curve were the best performers during the annual period, and our relative underexposure to this area of the curve detracted from total return. In the latter half of the period, we began to shift the Portfolio’s focus away from income (characterized by an emphasis on higher-coupon, shorter-duration bonds) and toward total return. This included looking to purchase securities with slightly longer maturities. This was somewhat of a challenge as new issuance in the municipal market declined. During the 12-month period, new municipal bond supply in the State of New Jersey declined 49% on a year-over-year basis. In addition, most of the longer-term new issues available came with less desirable structures than current portfolio holdings, thus offering little incentive to take gains and extend Portfolio duration. We were careful not to give up too much book yield in exchange for the total return potential. Throughout the year, we maintained our bias toward premium-coupon securities and high-quality paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NJ MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.72%	3.60%	4.27%	5.13%
Service Class	3.41%	3.29%	3.96%	4.87%
Investor A Class (Load Adjusted)	(0.75)%	1.80%	2.99%	4.29%
Investor A Class (NAV)	3.37%	3.19%	3.83%	4.72%
Investor B Class (Load Adjusted)	(1.90)%	1.32%	2.70%	3.93%
Investor B Class (NAV)	2.57%	2.41%	3.05%	3.93%
Investor C Class (Load Adjusted)	1.54%	2.40%	3.03%	3.94%
Investor C Class (NAV)	2.54%	2.40%	3.03%	3.94%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR A SHARES, 1/26/96; INVESTOR B SHARES, 7/2/96; INSTITUTIONAL SHARES, 5/4/98 AND INVESTOR C SHARES, 12/9/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH* ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

NEW JERSEY MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)1

AAA	67.8%
AA	10.6
A	7.0
BBB	12.6
Unrated	2.0

Total	100.0%

Portfolio Statistics

Average maturity (years)	6.03
Modified Duration[2]	5.47

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,032.50	1,030.90	1,030.90	1,026.90	1,026.60	1,021.95	1,020.43	1,020.43	1,016.42	1,016.12
Expenses Incurred During Period (4/01/06 - 9/30/06)	3.06	4.58	4.58	8.59	8.89	3.05	4.57	4.57	8.58	8.88

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.90%, 1.69%, and 1.75% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-halfyear period).

7

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

Performance information is stated to reflect the current maximum front-end sales charge as of September 29, 2006 (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: UltraShort Municipal - 3.00% and Pennsylvania Municipal Bond and New Jersey Municipal Bond - 4.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2007. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance information for the Lipper Short Municipal Debt Funds, Lipper Pennsylvania Municipal Debt Funds and Lipper New Jersey Municipal Debt represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

†	The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.
*	The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

8

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ULTRASHORT MUNICIPAL PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 96.9%
Alaska — 6.8%
Valdez Marine Term. Rev., Phillips Trans. Inc. Prj., Ser. 85 VRDN
3.77%(b)	05/01/07	$1,250	$1,250,962

California — 6.0%
Poll. Ctl. Fing. Auth. Solid Waste Disp. Rev., Republic Svcs., Inc. Prj., Ser. 06 VRDN
4.15%(b)	10/05/06	1,100	1,100,000

Florida — 1.4%
Putnam Cnty. Poll. Ctrl. Rev., Ser. 04 VRDN
3.55%(b)	03/15/07	250	250,000

Indiana — 5.5%
Indiana St. Dev. Fin. Auth. Indl. Dev. Rev., Republic Svcs., Inc. Prj., Ser. 05 VRDN
4.10%(b)	10/04/06	1,000	1,000,000

Iowa — 0.5%
Clear Lake Dev. Rev., Joe Corbis Pizza Prj., Ser. 06 VRDN
3.89%(b)(c)	10/06/06	100	100,000

Maryland — 5.4%
Maryland St. Cmnty. Dev. Admin. Dept. Hsg. & Cmnty. Dev. NTS-Residential Rev., Ser. 06D
3.40%	03/07/07	1,000	999,127

Michigan — 8.5%
Michigan St. Strategic Oblig. Rev., Dow Chemical Prj., Ser. 03B-1 VRDN
3.85%(b)	10/04/06	350	350,000
Michigan St. Strategic Oblig. Rev., Kay Screen Printing Ltd. Prj., Ser. 05 VRDN
3.85%(b)	10/05/06	280	280,000
Oakland Cnty. Econ. Dev. Corp. Ltd. Oblig. Rev., Exhibit Enterprises, Inc. Prj., Ser. 04 AMT VRDN
3.91%(b)	10/05/06	930	930,000

			1,560,000

Minnesota — 2.9%
Minneapolis & St. Paul Met. Arpts. Comm. Arpt. Rev., Ser. 99B AMT
5.50%	01/01/10	500	523,985

Multi-State — 7.8%
Rev. Bond Cert. Tr., Ser. 06-1 AMT VRDN
3.99%(b)(c)	10/05/06	1,440	1,440,000

New York — 6.0%
Oneida Cnty. Ind. Dev. Agy. Rev., Preswick Glen Civic Fac., Ser. 06 VRDN
3.74%(b)	10/05/06	1,100	1,100,000

Pennsylvania — 8.2%
Harrisburg Auth. Sch. Rev., Harrisburg Prj., Ser. 03 VRDN
3.74%(b)	10/05/06	500	500,000
Pennsylvania St. Higher Edl. Fac. Auth. Rev., Univ. of Scranton Prj., Ser. 06C VRDN
3.50%(b)	05/01/07	1,000	998,400

			1,498,400

South Carolina — 5.5%
Greenwood Cnty. Exempt Fac. Ind. Rev., Fuji Photo Film Prj., Ser. 04 VRDN
3.92%(b)	10/05/06	800	800,000
South Carolina St. Hsg. Fin. & Dev. Auth. Multi-Fam. Rev., Rental Hsg.-Arrington Place Apt. Prj., Ser. 01 VRDN
3.85%(b)	10/04/06	200	200,000

			1,000,000

Texas — 18.5%
El Paso Hsg. Fin. Corp. Multi-Fam. Rev., Ser. 06G01 VRDN
3.83%(b)(c)	10/04/06	500	500,000
Gulf Coast Wst. Disp. Rev., Exxon Mobil Env. Fac. Prj., Ser. 00 VRDN
3.75%(b)	10/02/06	900	900,000
Port Corpus Christi Auth. Nueces Cnty. Sld. Wst. Disp. Rev., Flint Hills Res. Prj., Ser 06 VRDN
4.05%(b)	10/04/06	2,000	2,000,000

			3,400,000

Utah — 2.7%
Murray City Hosp. Rev., IHC Health Svcs. Prj. Ser. 05A VRDN
3.89%(b)	10/02/06	500	500,000

Virginia — 5.8%
Fairfax Cnty. Pub. Import GO, Ser. 01A
4.25%	06/01/08	1,050	1,063,388

West Virginia — 5.4%
West Virginia St. Hsg. Dev. Fd. Hsg. Fin. Rev. Ser. 06B VRDN
3.67%(b)	04/09/07	1,000	999,490

TOTAL MUNICIPAL BONDS (Cost $17,812,582)			17,785,352

		NUMBER OF SHARES
MONEY MARKET FUND — 2.6%
Wilmington Trust Tax-Free Money Market Fund (Cost $487,177)		487,177	487,177

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ULTRASHORT MUNICIPAL PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	VALUE
TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $18,299,759(a))	$18,272,529
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	89,868

NET ASSETS — 100.0%	$18,362,397

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$963
Gross unrealized depreciation	(28,193)

$(27,230)

(b)	For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. Rate shown is rate as of September 30, 2006.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 11.1% of its net assets, with a current market value of $2,040,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 94.5%
Multi-State — 9.2%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)	06/30/09	$25,000	$26,497,750
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)	11/30/10	10,000	11,150,200
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)	06/30/09	4,000	4,265,240
7.75%(b)	11/01/10	10,000	11,110,800

			53,023,990

Pennsylvania — 73.4%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Hlth. Ctr. Univ. of Pittsburgh Med. Ctr. Prj., Ser. 97B
6.00%	07/01/25	7,000	8,550,780
Allegheny Cnty. Hosp. Dev. Auth. Rev., Ser. 95A
6.00%(c)	09/01/07	5,000	5,111,950
6.20%(c)	09/01/07	1,000	1,024,160
Allegheny Cnty. Unltd. GO, Ser. 05C
5.25%	11/01/14	10,355	11,443,414
5.00%	11/01/16-11/01/21	17,755	19,118,675
Beaver Cnty. Hosp. Auth. Rev., Ser. 96A
5.80%(c)	10/01/06	5,830	5,830,000
Berks Cnty. GO, Ser. 98
5.38%	11/15/28	6,685	6,871,979
Central Bucks Sch. Dist. GO, Ser. 02A
5.00%	05/15/20	4,570	4,804,624
Con. Ctr. Auth. Rev., Ser. 89A
6.70%	09/01/16	1,000	1,160,800
Dauphin Cnty. Gen. Auth. Hlth. Sys. Rev., Pinnacle Hlth. Sys. Prj., Ser. 97
5.50%(c)	05/15/07	1,715	1,752,678
5.50%	05/15/17	1,785	1,821,914
Dauphin Cnty. Gen. Auth. Hosp. Rev., Hapsco Western Pennsylvania Hosp. Prj., Ser. 92
6.25%	07/01/16	1,000	1,132,320
Delaware Cnty. Auth. Coll. Rev., Haverford Coll. Prj., Ser. 00
5.75%	11/15/25	6,795	7,345,055
Delaware Cnty. Auth. Hosp. Rev., Ser. 95
5.50%	08/15/15	6,480	6,579,079
Delaware Cnty. Auth. Rev., Mercy Hlth. Corp. Prj., Ser. 96
5.75%	12/15/20	3,735	3,826,582
Delaware Cnty. Ind. Dev. Auth. Rev., Ser. 99 AMT
6.00%	06/01/29	3,400	3,620,660
Delaware Cnty. Mem. Hosp. Auth. Rev., Ser. 95
5.50%	08/15/19	3,000	3,045,870
Delaware River Port Auth. Pennsylvania & New Jersey Rev., Port Dist. Prj., Ser. 99B
5.70%	01/01/22	8,930	9,487,143
Delaware River Port Auth. Pennsylvania & New Jersey Rev., Ser. 99
5.75%	01/01/16	8,000	8,516,320
Delaware Vy. Regl. Fin. Auth. Govt. Rev., Ser. 97B
5.60%	07/01/17	2,000	2,256,560
Hgr. Ed. Assistance Agcy. Rev., Capital Acquisition Prj., Ser. 00
5.88%(c)	12/15/10	16,400	17,880,428
Hsg. Fin. Agcy. Rev., Multi-Fam. Prj., Ser. 92
8.10%	07/01/13	485	487,236
Hsg. Fin. Agcy. Rev., Ser. 98 AMT
5.50%(d)	04/01/30	13,155	3,735,625
Hsg. Fin. Agcy. Rev., Sgl. Fam. Mtg. Prj., Ser. 99-66A AMT
5.65%	04/01/29	1,045	1,063,455
Kennett Cons. Sch. Dist. GO, Ser. 02A
5.50%	02/15/14	1,245	1,360,025
Lancaster Cnty. Hosp. Auth. Rev., Hlth. Ctr. Masonic Homes Prj., Ser. 94
5.30%	11/15/08	500	500,895
Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Prj., Ser. 98
5.70%	11/01/09	2,460	2,546,666
Lycoming Cnty. Auth. Hosp. Rev., Divine Providence Hosp. Prj., Ser. 95
5.38%	11/15/10	6,480	6,556,658
McKeesport Area Sch. Dist. GO, Ser. 96A
5.75%(c)	10/01/06	1,750	1,750,000
Methacton Sch. Dist. Auth. Rev., Ser. 78
6.50%(c)	10/01/06	475	475,000
Montgomery Cnty. Hgr. Ed. & Hlth. Auth. Rev., Holy Redeemer Hosp. Prj., Ser. 97A
5.25%	10/01/27	9,000	9,206,280
Montgomery Cnty. Hgr. Ed. & Hlth. Auth. Rev., Pottstown Hlth. Care Corp. Prj., Ser. 98
5.00%(c)	01/01/09	6,235	6,489,575
Northeastern Hosp. & Ed. Auth. Rev., Luzerne Cnty. Coll. Prj., Ser. 97
5.15%	08/15/16	3,245	3,289,748
Northeastern Hosp. & Ed. Auth. Rev., Wyoming Vy. Hlth. Care Prj., Ser. 94A
6.50%	01/01/07	1,000	1,006,680

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Northgate Sch. Auth. Bldg. Rev., Ser. 78
6.38%	02/15/07	$825	$833,522
Pennsbury Sch. Dist. GO, Ser. 02
5.50%	01/15/18-01/15/19	4,625	5,040,070
Pennsylvania St. Dept. Gen. Svcs. COP, Ser. 01
5.00%	05/01/14-11/01/14	5,560	5,865,188
5.25%	05/01/15-05/01/16	7,740	8,289,332
Pennsylvania St. GO, Ser. 04
5.38%	07/01/16-07/01/17	28,000	31,764,220
Pennsylvania St. Hgr. Ed. Fac. Auth. Coll. & Univ. Rev., Lafayette Coll. Prj., Ser. 00
6.00%	05/01/30	155	166,348
Pennsylvania St. Hgr. Ed. Fac. Auth. Coll. & Univ. Rev., Trustees Univ. Prj., Ser. 98
5.50%	07/15/38	9,500	9,826,325
Pennsylvania St. Hgr. Ed. Fac. Auth. Rev., Ser. 36AE
4.50%	06/15/36	7,405	7,433,435
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev. Prj., Ser. 02
5.50%	07/01/16	8,000	8,820,560
Pennsylvania St. Tpke. Comm. Rev., Ser. 01
5.50%	12/01/13	5,000	5,567,850
Pennsylvania St. Unltd. GO, Ser. 05
5.50%	01/01/14	15,395	17,150,646
Philadelphia Gas Works Rev., Ser. 94
5.25%	08/01/24	2,900	2,901,653
Philadelphia Gas Works Rev., Ser. 01
5.50%	08/01/14-08/01/18	7,415	8,047,203
Philadelphia GO, Ser. 94
5.90%	11/15/09	980	982,411
Philadelphia Hosp. & Hgr. Ed. Fac. Auth. Hosp. Rev., Frankford Hosp. Prj., Ser. 95
5.50%	01/01/07	1,235	1,242,559
5.60%	01/01/08	1,245	1,252,756
Philadelphia Ind. Dev. Auth. Rev., American Coll. of Physicians Prj., Ser. 00
5.50%	06/15/20-06/15/25	14,685	15,624,928
Philadelphia Ind. Dev. Auth. Rev., Girard Estate Coal Mining Prj., Ser. 96
5.38%	11/15/12	3,945	3,953,679
5.50%	11/15/16	1,650	1,653,861
Philadelphia Ind. Dev. Auth. Rev., PGH Dev. Corp. Prj., Ser. 93
5.50%	07/01/10	1,035	1,035,714
Philadelphia Pk. Auth. Rev., Arpt. Pk. Prj., Ser. 99
5.62%	09/01/18	4,430	4,698,990
Philadelphia Pk. Auth. Rev., Ser. 97
5.40%	09/01/15	5,900	6,033,930
Philadelphia Pk. Auth. Rev., Ser. 99
5.62%	09/01/13-09/01/17	5,885	6,252,093
Philadelphia Sch. Dist. GO, Ser. 99C
5.75%	03/01/29	11,000	11,755,480
Philadelphia Sch. Dist. GO, Ser. 00A
5.75%	02/01/12-02/01/13	10,215	11,103,807
Philadelphia Wtr. & Waste Wtr. Rev., Ser. 93
5.50%	06/15/07	6,780	6,872,208
Pottstown Borough Auth. Swr. Rev., Ser. 96
5.50%	11/01/16	1,360	1,361,945
Riverside Sch. Dist. GO, Ser. 00
5.50%(c)	10/15/10	3,300	3,528,129
South Fork Mun. Auth. Hosp. Rev., Good Samaritan Med. Ctr. Prj., Ser. 96B
5.38%	07/01/16	4,000	4,084,040
Southeastern Pennsylvania Trans. Auth. Rev., Ser. 97
5.55%	03/01/13	3,500	3,597,195
5.38%	03/01/17	6,270	6,439,729
Springford Sch. Dist. GO, Ser. 97
5.15%	02/01/18	7,535	7,572,223
Washington Cnty. Auth. Rev., Ser. 99
6.15%	12/01/29	6,340	6,780,250
Washington Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., West Penn Pwr. Co. Prj., Ser. 95G
6.05%	04/01/14	2,500	2,526,650
West Chester Area Sch. Dist. Unltd. GO, Ser. 06A
5.00%	05/15/16-05/15/22	22,935	24,785,234
Williamsport Area Sch. Dist. Auth. Rev., Ser. 78
6.00%	03/01/07	60	60,607
Wilson Sch. Dist. GO, Ser. 97
5.50%(c)	05/15/07	8,015	8,112,623

			422,666,227

Puerto Rico — 11.9%
Cmwlth. GO, Ser. 01A
5.50%	07/01/20	13,690	15,938,583
Cmwlth. GO, Ser. 02
5.50%	07/01/12	20,000	22,019,400
Cmwlth. Pub. Impt. GO, Ser. 01A
5.50%	07/01/16	11,830	13,516,130
Mun. Fin. Agy. Rev., Ser. 99
5.50%	08/01/18	6,500	6,910,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(c)	02/01/12	$9,340	$10,197,225

			68,582,138

TOTAL MUNICIPAL BONDS (Cost $519,079,925)			544,272,355

INVESTMENTS IN AFFILIATES - LONG TERM — 4.6%
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A
	10/01/16	400	517,360
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B
	10/01/17	500	653,580
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C
	10/01/18	500	650,500
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D
	10/01/19	690	895,565
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E
	10/01/20	250	323,710
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F
	10/01/24	250	325,670
Delaware River Port Auth. Pennsylvania & New Jersey RITES Rev., Ser. 99
	01/01/22	10,000	12,531,200
Delaware Vy. Regl. Fin. Auth. Govt. RITES PA-1041 Rev., Ser. 02A
	01/01/26	2,000	3,208,580
Delaware Vy. Regl. Fin. Auth. Loc. Govt. Rev. RITES, Ser. 02A
	01/01/26	4,670	7,492,034

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $20,239,705)			26,598,199

		NUMBER OF SHARES
MONEY MARKET FUND — 0.4%
Wilmington Trust Tax-Free Money Market Fund (Cost $2,343,880)		2,343,880	2,343,880

TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $541,663,510(a))			573,214,434
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%			3,108,576

NET ASSETS — 100.0%			$576,323,010

(a)	Cost for federal income tax purposes is $541,802,095. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$31,677,925
Gross unrealized depreciation	(265,586)

$31,412,339

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 9.2% of its net assets, with a current market value of $53,023,990, in securities restricted as to resale.

(c)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

(d)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS )	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 88.0%
Delaware — 0.6%
Delaware River & Bay Auth. Rev., Ser. 05
5.00%	01/01/28	$1,000	$1,056,610

Multi-State — 7.1%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)	06/30/09	1,000	1,059,910
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)	11/30/10	4,000	4,460,080
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)	06/30/09	4,000	4,265,240
7.75%(b)	11/01/10	2,000	2,222,160

			12,007,390

New Jersey — 70.6%
Econ. Dev. Auth. Lease Rev., Ser. 00
6.00%	06/01/21	4,780	5,161,157
Econ. Dev. Auth. Rev., Cigarette Tax Prj., Ser. 04
5.75%	06/15/34	3,615	3,874,702
Econ. Dev. Auth. Rev., Kapkowski Rd. Landfill Prj., Ser. 02
6.50%	04/01/28	2,500	3,037,650
Econ. Dev. Auth. Rev., Motor Vehicle Comm. Prj., Ser. 03A
3.52%(c)	07/01/12	4,000	3,235,240
Econ. Dev. Auth. Rev., Performing Arts Ctr. Prj., Ser. 96C
5.75%	06/15/08	4,440	4,512,727
Econ. Dev. Auth. Rev., Sch. Fac. Const. Prj., Ser. 03F
5.25%	06/15/13	5,000	5,427,950
Econ. Dev. Auth. Rev., Sch. Fac. Const. Prj., Ser. 04G
5.00%	09/01/23	2,500	2,709,125
Econ. Dev. Auth. Rev., Seeing Eye, Inc. Prj., Ser. 05
5.00%	12/01/24	6,500	6,902,935
Econ. Dev. Auth. Rev., Ser. 99
6.20%	12/01/09	3,000	3,282,450
Econ. Dev. Auth. Rev., St. Barnabas Med. Ctr. Prj., Ser. 97A
5.63%(c)	07/01/23	4,000	1,911,360
Econ. Dev. Auth. Solid Waste Rev., Waste Management New Jersey Prj., Ser. 04A AMT
5.30%	06/01/15	1,000	1,055,260
Garden St. Preservation Tr. Cap. Apprec. Rev., Ser. 03B
5.17%(c)	11/01/24	10,000	4,489,600
Hlth. Care Fac. Fin. Auth. Rev., Kennedy Hlth. Sys. Prj., Ser. 01
5.50%	07/01/21	2,000	2,117,640
5.62%	07/01/31	455	483,183
Hlth. Care Fac. Fin. Auth. Rev., Robert Wood Johnson Univ. Prj., Ser. 96C
5.75%	07/01/07	2,595	2,634,081
Hopatcong Boro. GO, Ser. 03
5.75%	08/01/33	2,300	2,593,779
Knowlton Twp. Bd. of Ed. GO, Ser. 91
6.60%	08/15/11	169	190,945
Middlesex Cnty. Imp. Auth. Rev., Heldrich Center Hotel Prj., Ser. 05A
5.00%	01/01/15-01/01/20	2,000	2,047,860
Middlesex Cnty. Imp. Auth. Rev., Monroe Twp. Prj., Ser. 96
5.80%	09/15/13	1,725	1,745,113
Middlesex Cnty. Imp. Auth. Rev., New Brunswick Apts. Rental Hsg. Prj., Ser. 02 AMT
5.15%	02/01/24	3,000	3,087,900
New Jersey Econ. Dev. Auth. Rev., Sch. Fac. Constr. Prj., Ser. 03F
5.00%	06/15/28	2,500	2,703,425
New Jersey St. Edl. Fac. Auth. Rev., Institute of Tech. Prj., Ser. 04B
5.00%	07/01/16	4,150	4,467,890
New Jersey St. Edl. Facs. Auth. Rev., Fairleigh Dickinson Univ. Prj., Ser. 02D
5.25%	07/01/32	3,000	3,113,460
New Jersey St. GO, Ser. 00
5.75%	05/01/12	2,500	2,762,600
New Jersey St. GO, Ser. 01H
5.25%	07/01/14	3,000	3,297,660
New Jersey St. Hsg. & Mtg. Fin. Agcy. Rev., Ser. 00B
6.25%	11/01/26	1,435	1,506,061
New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy. Prj., Ser. 92
6.20%	01/01/10	750	794,122
New Jersey St. Tpke. Auth. Rev., Ser. 91C
6.50%(d)	01/01/16	4,000	4,682,673
New Jersey St. Trans. Tr. Fd. Admin. Grant Rev., Ser. 00A
6.12%(d)	09/15/09	2,500	2,677,125
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 99A
5.75%	06/15/20	2,820	3,277,968
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 00A
6.00%(d)	06/15/10	2,500	2,711,225
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 01B
6.00%(d)	12/15/11	2,500	2,786,950
New Jersey St. Unltd. GO, Ser. 05N
5.50%	07/15/17	3,000	3,433,200
North Hudson Swr. Auth. Rev., Ser. 01A
5.41%(c)	08/01/21	5,000	2,630,350

SEE ACCOMPANYING NOTES TO FINANCIAL STATMENTS.

14

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL BOND PORTFOLIO (CONCLUDED)

As Of September 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
Port Auth. New York & New Jersey SO, JFK Intl. Arpt. Term. Prj., Ser. 97-6 AMT
6.25%	12/01/09	$7,000	$7,524,860
5.75%	12/01/22	2,000	2,081,500
Sports & Expo. Auth. Rev., Ser. 00A
5.50%	03/01/20	5,000	5,265,900
Summit Cnty. GO, Ser. 01
5.25%	06/01/14	1,145	1,271,225
Union Cnty. Indl. Poll. Ctrl. Rev., Exxon Mobil Corp. Prj., Ser. 89 VRDN
3.65%(e)	10/02/06	2,000	2,000,000

			119,488,851

Puerto Rico — 9.7%
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 00B
6.00%(d)	07/01/10	3,000	3,277,110
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 00C
6.00%	07/01/29	2,000	2,184,740
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 02D
5.38%	07/01/36	1,000	1,094,530
Cmwlth. Pub. Imp. GO, Ser. 01
5.50%	07/01/19	5,000	5,769,750
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(d)	02/01/12	3,740	4,083,257

			16,409,387

TOTAL MUNICIPAL BONDS (Cost $141,062,179)			148,962,238

INVESTMENTS IN AFFILIATES - LONG TERM — 6.7%
Cmwlth. Infra. Fin. Auth. SO RITES, PA-569 Rev., Ser. 99	07/01/12	2,000	2,170,040
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00A	10/01/16	400	517,360
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00B	10/01/17	500	653,580
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00C	10/01/18	500	650,500
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00D	10/01/19	650	843,648
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00E	10/01/20	250	323,710
Cmwlth. Infra. Fin. Auth. SO RITES, Ser. 00F	10/01/24	250	325,670
Delaware River Port Auth. Pennsylvania & New Jersey RITES PA-611 Rev., Ser. 00	01/01/26	5,000	5,934,950

TOTAL INVESTMENTS IN AFFILIATES - LONG TERM (Cost $9,149,283)			11,419,458

		NUMBER OF SHARES
MONEY MARKET FUND — 3.0%
Wilmington Trust Tax-Free Money Market Fund (Cost $5,000,000)		5,000,000	5,000,000

TOTAL INVESTMENTS IN SECURITIES — 97.7% (Cost $155,211,462(a))			165,381,696
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%			3,884,552

NET ASSETS — 100.0%			$169,266,248

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$10,526,156
Gross unrealized depreciation	(355,922)

$10,170,234

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 7.1% of its net assets, with a current market value of $12,007,390, in securities restricted as to resale.

(c)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.

(d)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

(e)	For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. Rate shown is rate as of September 30, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15

BLACKROCK FUNDS

Key to Investment Abbreviations

AMT	Alternative Minimum Tax
COP	Certificates of Participation
GO	General Obligations
IHC	Independence Holding Company
RITES	Residual Interest Tax-Exempt Security
SO	Special Obligations
VRDN	Variable Rate Demand Notes

16

[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006	ULTRASHORT MUNICIPAL PORTFOLIO	PENNSYLVANIA MUNICIPAL BOND PORTFOLIO	NEW JERSEY MUNICIPAL BOND PORTFOLIO
ASSETS
Investments at value - unaffiliated[1]	$18,272,529	$546,616,235	$153,962,238
Investments at value - affiliated[2]	—	26,598,199	11,419,458
Cash	—	—	2,241,150
Interest receivable	127,466	8,280,792	2,196,206
Receivable from advisor	9,358	6,116	2,753
Capital shares sold receivable	67	34,482	47,275
Prepaid expenses	207	2,962	2,690

TOTAL ASSETS	18,409,627	581,538,786	169,871,770

LIABILITIES
Capital shares redeemed payable	1,834	3,352,009	7,997
Distributions payable	19,363	1,467,695	473,758
Advisory fees payable	—	230,500	57,030
Administration fees payable	176	36,199	10,737
Custodian fee payable	1,049	2,905	1,499
Transfer agent fees payable	2,241	10,739	4,517
Distribution fees payable	—	5,709	7,414
Officers’ and trustees’ fees payable	11	256	70
Other accrued expenses payable	22,556	109,764	42,500

TOTAL LIABILITIES	47,230	5,215,776	605,522

NET ASSETS	$18,362,397	$576,323,010	$169,266,248

[1]Cost of Investments - unaffiliated	$18,299,759	$521,423,805	$146,062,179

[2]Cost of Investments - affiliated	—	20,239,705	9,149,283

AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$18,519,897	$582,499,935	$166,892,786
Undistributed net investment income	—	2,196,584	17,623
Accumulated net realized loss on investment transactions and futures contracts	(130,270)	(39,924,433)	(7,814,395)
Net unrealized appreciation (depreciation) on investments	(27,230)	31,550,924	10,170,234

	$18,362,397	$576,323,010	$169,266,248

18

BLACKROCK FUNDS

	ULTRASHORT MUNICIPAL PORTFOLIO		PENNSYLVANIA MUNICIPAL BOND PORTFOLIO	NEW JERSEY MUNICIPAL BOND PORTFOLIO
BlackRock Shares:
Net Assets	$10,843,140		$—	$—
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	1,091,610		—	—
Net Asset Value, offering and redemption price per share	$9.93		$—	$—
Institutional Shares:
Net Assets	$7,519,002		$536,070,862	$136,536,114
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	757,196		51,961,654	11,918,319
Net Asset Value, offering and redemption price per share	$9.93		$10.32	$11.46
Service Shares:
Net Assets	$—		$4,000,970	$13,805,744
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	—		388,150	1,205,039
Net Asset Value, offering and redemption price per share	$—		$10.31	$11.46
Investor A Shares:
Net Assets	$255		$27,536,383	$7,077,426
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	25		2,670,146	617,738
Net Asset Value and redemption price per share	$10.10	(a)	$10.31	$11.46
Maximum Sales Charge	3.00%		4.00%	4.00%
Maximum offering price per share	$10.42		$10.74	$11.94
Investor B Shares:
Net Assets	$—		$7,095,313	$10,331,968
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	—		691,711	901,698
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$—		$10.26	$11.46
Investor C Shares:
Net Assets	$—		$1,619,482	$1,514,996
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	—		157,603	131,960
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$—		$10.28	$11.48

(a)	Exact net assets and shares outstanding at September 30, 2006 were $ 255.32 and 25.270, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006	ULTRASHORT MUNICIPAL PORTFOLIO	PENNSYLVANIA MUNICIPAL BOND PORTFOLIO	NEW JERSEY MUNICIPAL BOND PORTFOLIO
Investment income:
Interest	$1,046,507	$31,611,547	$7,601,661
Interest from affiliates (Note C)	12	1,981,656	990,311

Total Investment Income	1,046,519	33,593,203	8,591,972

Expenses:
Investment advisory fee	146,336	3,217,326	838,436
Administration fee	25,661	490,557	131,442
Administration fee - class specific	13,120	418,711	110,059
Custodian fee	7,033	53,838	17,359
Transfer agent fee	1,494	36,315	13,726
Transfer agent fee - class specific	3,154	95,466	36,324
Shareholder servicing fees - class specific	2	113,474	84,483
Distribution fees - class specific	—	114,314	97,160
Legal and audit fees	35,464	93,418	44,675
Printing fee	2,531	81,934	21,008
Registration fees and expenses	37,070	29,245	21,643
Officers’ and trustees’ fees	1,375	25,172	6,498
Other	—	54,607	13,713

Total expenses	273,240	4,824,377	1,436,526

Less fees paid indirectly (Note C)	(3)	(61)	(84)
Less investment advisory fees waived	(141,384)	(253,343)	(109,841)
Less administration fees waived	(2,248)	—	—
Less administration fees waived - class specific	(8,694)	(392,669)	(95,826)
Less distribution fees waived - class specific	—	(28,880)	(7,318)
Less transfer agent fees waived	—	(5,257)	(1,834)
Less transfer agent fees waived - class specific	(413)	(11,273)	(4,213)
Less transfer agent fees reimbursed - class specific	(1,100)	(28,436)	(9,045)
Less custodian fees waived	(237)	(2,195)	(696)

Net expenses	119,161	4,102,263	1,207,669

Net investment income	927,358	29,490,940	7,384,303

Realized and unrealized gain (loss):br}
Net realized gain (loss) from:
Investment transactions	(69,204)	5,904,261	(144,651)
Futures contracts	—	(57,034)	(14,506)

	(69,204)	5,847,227	(159,157)

Change in unrealized appreciation (depreciation) from:
Investments	79,974	(13,362,541)	(1,388,862)

Net gain (loss) on investments and futures contracts	10,770	(7,515,314)	(1,548,019)

Net increase in net assets resulting from operations	$938,128	$21,975,626	$5,836,284

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ULTRA SHORT MUNICIPAL PORTFOLIO		PENNSYLVANIA MUNICIPAL BOND PORTFOLIO		NEW JERSEY MUNICIPAL BOND PORTFOLIO
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase (decrease) in net assets:
Operations:
Net investment income	$927,358	$770,909	$29,490,940	$31,432,563	$7,384,303	$7,989,169
Net realized gain (loss)	(69,204)	(26,601)	5,847,227	(2,049,036)	(159,157)	(321,902)
Net change in unrealized appreciation (depreciation)	79,974	(40,862)	(13,362,541)	(13,727,508)	(1,388,862)	(2,468,409)

Net increase in net assets resulting from operations	938,128	703,446	21,975,626	15,656,019	5,836,284	5,198,858

Distributions to shareholders from:
Net investment income:
BlackRock Class	(673,803)	(568,745)	—	—	—	—
Institutional Class	(253,540)	(202,128)	(27,264,857)	(30,597,699)	(5,837,878)	(6,311,762)
Service Class	(2)	—	(188,910)	(240,170)	(588,090)	(628,369)
Investor A Class	(13)	(36)	(1,208,306)	(1,460,868)	(295,277)	(259,210)
Investor B Class	—	—	(345,599)	(633,056)	(335,965)	(362,564)
Investor C Class	—	—	(59,097)	(68,761)	(51,466)	(94,449)

Total distributions from net investment income	(927,358)	(770,909)	(29,066,769)	(33,000,554)	(7,108,676)	(7,656,354)

Capital share transactions (Note E)	(24,534,211)	(3,250,004)	(76,918,603)	(12,059,182)	(2,189,326)	(13,800,815)

Total decrease in net assets	(24,523,441)	(3,317,467)	(84,009,746)	(29,403,717)	(3,461,718)	(16,258,311)
Net assets:
Beginning of year	42,885,838	46,203,305	660,332,756	689,736,473	172,727,966	188,986,277

End of year	$18,362,397	$42,885,838	$576,323,010	$660,332,756	$169,266,248	$172,727,966

End of year undistributed net investment income (distributions in excess of net investment income)	$—	$—	$2,196,584	$188,150	$17,623	$(226,463)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
UltraShort Municipal Portfolio
BlackRock Class
9/30/06	$9.93	$0.29	[5]	$(0.03)	$(0.26)	$9.93	2.95%
9/30/05	9.95	0.18	[5]	(0.02)	(0.18)	9.93	1.64
3/03/04[1] - 9/30/04	10.00	0.07	[5]	(0.05)	(0.07)	9.95	0.16 [7]
Institutional Class
9/30/06	$9.92	$0.28	[5]	$0.01	$(0.28)	$9.93	2.99%
9/30/05	9.94	0.17	[5]	(0.02)	(0.17)	9.92	1.54
3/19/04[1] - 9/30/04	10.00	0.05	[5]	(0.06)	(0.05)	9.94	(0.09)[7]
Service Class
10/1/05-9/5/06	$10.06	$0.23	[5]	$(10.09)	$(0.20)	$—	2.26%[7]
9/30/05	9.94	0.26	[5]	(0.14)	—[6]	10.06	1.23
3/19/04[1] - 9/30/04	10.00	0.03	[5]	(0.07)	(0.02)	9.94	(0.34)[7]
Investor A Class
9/30/06	$10.09	$0.23	[5]	$0.03	$(0.25)	$10.10	2.59%[3]
9/30/05	9.98	0.17	[5]	(0.05)	(0.01)	10.09	1.25 [3]
3/19/04[1] - 9/30/04	10.00	0.07	[5]	(0.07)	(0.02)	9.98	0.04 [3,7]
Pennsylvania Municipal Bond Portfolio
Institutional Class
9/30/06	$10.41	$0.47	[5]	$(0.10)	$(0.46)	$10.32	3.72%
9/30/05	10.68	0.50	[5]	(0.25)	(0.52)	10.41	2.41
9/30/04	10.90	0.51	[5]	(0.21)	(0.52)	10.68	2.82
9/30/03[8]	11.06	0.53		(0.19)	(0.50)	10.90	3.16
9/30/02[8]	10.89	0.53		0.16	(0.52)	11.06	6.53
Service Class
9/30/06	$10.40	$0.44	[5]	$(0.10)	$(0.43)	$10.31	3.41%
9/30/05	10.67	0.47	[5]	(0.25)	(0.49)	10.40	2.10
9/30/04	10.89	0.48	[5]	(0.21)	(0.49)	10.67	2.51
9/30/03[8]	11.05	0.49		(0.18)	(0.47)	10.89	2.86
9/30/02[8]	10.88	0.50		0.16	(0.49)	11.05	6.22
Investor A Class
9/30/06	$10.41	$0.44	[5]	$(0.11)	$(0.43)	$10.31	3.25%[3]
9/30/05	10.68	0.46	[5]	(0.25)	(0.48)	10.41	2.00 [3]
9/30/04	10.89	0.46	[5]	(0.20)	(0.47)	10.68	2.44 [3]
9/30/03[8]	11.06	0.48		(0.20)	(0.45)	10.89	2.59 [3]
9/30/02[8]	10.89	0.48		0.16	(0.47)	11.06	6.04 [3]
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)		RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
UltraShort Municipal Portfolio (Continued)
BlackRock Class
9/30/06		$10,843	0.35%	0.82%	2.87%	2.40%	209%
9/30/05		32,439	0.35	0.79	1.81	1.37	89
3/03/04[1] - 9/30/04		32,027	0.35 [2]	0.92 [2]	1.14 [2]	0.57 [2]	14
Institutional Class
9/30/06		$7,519	0.41%	0.89%	2.81%	2.33%	209%
9/30/05		10,446	0.45	0.91	1.68	1.22	89
3/19/04[1] - 9/30/04		14,176	0.45 [2]	1.04 [2]	0.96 [2]	0.37 [2]	14
Service Class
10/1/05-9/5/06	$	—[10]	0.75%	43.39%	2.25%	(40.39)%	209%
9/30/05		—[9]	0.68	1.30	2.59	1.97	89
3/19/04[1] - 9/30/04		—[9]	0.75 [2]	1.33 [2]	0.66 [2]	0.08 [2]	14
Investor A Class
9/30/06	$	—[9]	0.78%	9.56%	2.27%	(6.51)%	209%
9/30/05		1	0.71	1.24	1.74	1.21	89
3/19/04[1] - 9/30/04		—[9]	0.80 [2]	1.38 [2]	0.61 [2]	0.03 [2]	14
Pennsylvania Municipal Bond Portfolio (Continued)
Institutional Class
9/30/06		$536,071	0.60%	0.71%	4.62%	4.51%	55%
9/30/05		610,550	0.60	0.81	4.71	4.50	13
9/30/04		628,714	0.60	0.80	4.76	4.56	2
9/30/03[8]		752,199	0.60	0.80	4.80	4.60	3
9/30/02[8]		890,070	0.60	0.79	4.90	4.71	22
Service Class
9/30/06		$4,001	0.90%	1.04%	4.33%	4.19%	55%
9/30/05		4,727	0.90	1.11	4.41	4.20	13
9/30/04		5,733	0.90	1.10	4.48	4.28	2
9/30/03[8]		6,118	0.90	1.11	4.51	4.30	3
9/30/02[8]		6,005	0.90	1.09	4.62	4.43	22
Investor A Class
9/30/06		$27,536	0.96%	1.10%	4.27%	4.13%	55%
9/30/05		29,875	1.00	1.17	4.32	4.15	13
9/30/04		33,769	1.05	1.29	4.32	4.09	2
9/30/03[8]		35,874	1.08	1.28	4.34	4.13	3
9/30/02[8]		37,344	1.08	1.27	4.44	4.25	22

23

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME		NET GAIN (LOSS) ON INVESTMENTS (BOTH REALIZED AND UNREALIZED)	DISTRIBUTIONS FROM NET INVESTMENT INCOME	NET ASSET VALUE END OF PERIOD	TOTAL RETURN
Pennsylvania Municipal Bond Portfolio (Continued)
Investor B Class
9/30/06	$10.34	$0.37	[5]	$(0.10)	$(0.35)	$10.26	2.71%[4]
9/30/05	10.61	0.38	[5]	(0.25)	(0.40)	10.34	1.25	[4]
9/30/04	10.82	0.39	[5]	(0.21)	(0.39)	10.61	1.69	[4]
9/30/03[8]	10.98	0.40		(0.19)	(0.37)	10.82	1.93	[4]
9/30/02[8]	10.81	0.40		0.16	(0.39)	10.98	5.28	[4]
Investor C Class
9/30/06	$10.37	$0.36	[5]	$(0.10)	$(0.35)	$10.28	2.60%[4]
9/30/05	10.64	0.38	[5]	(0.25)	(0.40)	10.37	1.24	[4]
9/30/04	10.85	0.39	[5]	(0.21)	(0.39)	10.64	1.69	[4]
9/30/03[8]	11.01	0.39		(0.18)	(0.37)	10.85	1.92	[4]
9/30/02[8]	10.84	0.41		0.15	(0.39)	11.01	5.27	[4]
New Jersey Municipal Bond Portfolio
Institutional Class
9/30/06	$11.54	$0.51	[5]	$(0.09)	$(0.50)	$11.46	3.72%
9/30/05	11.70	0.53	[5]	(0.18)	(0.51)	11.54	2.99
9/30/04	11.80	0.53	[5]	(0.06)	(0.57)	11.70	4.10
9/30/03[8]	12.10	0.62		(0.29)	(0.63)	11.80	2.80
9/30/02[8]	11.83	0.61		0.28	(0.62)	12.10	7.82
Service Class
9/30/06	$11.54	$0.48	[5]	$(0.10)	$(0.46)	$11.46	3.41%
9/30/05	11.70	0.49	[5]	(0.18)	(0.47)	11.54	2.68
9/30/04	11.80	0.50	[5]	(0.07)	(0.53)	11.70	3.79
9/30/03[8]	12.10	0.58		(0.29)	(0.59)	11.80	2.50
9/30/02[8]	11.83	0.58		0.28	(0.59)	12.10	7.49
Investor A Class
9/30/06	$11.54	$0.48	[5]	$(0.10)	$(0.46)	$11.46	3.37%[3]
9/30/05	11.70	0.48	[5]	(0.18)	(0.46)	11.54	2.58	[3]
9/30/04	11.80	0.48	[5]	(0.06)	(0.52)	11.70	3.63	[3]
9/30/03[8]	12.10	0.56		(0.29)	(0.57)	11.80	2.32	[3]
9/30/02[8]	11.83	0.55		0.29	(0.57)	12.10	7.31	[3]
Investor B Class
9/30/06	$11.54	$0.39	[5]	$(0.10)	$(0.37)	$11.46	2.57%[4]
9/30/05	11.70	0.39	[5]	(0.18)	(0.37)	11.54	1.81	[4]
9/30/04	11.80	0.39	[5]	(0.06)	(0.43)	11.70	2.85	[4]
9/30/03[8]	12.10	0.47		(0.29)	(0.48)	11.80	1.55	[4]
9/30/02[8]	11.83	0.46		0.29	(0.48)	12.10	6.52	[4]
Investor C Class
9/30/06	$11.56	$0.39	[5]	$(0.11)	$(0.36)	$11.48	2.54%[4]
9/30/05	11.72	0.40	[5]	(0.19)	(0.37)	11.56	1.81	[4]
9/30/04	11.82	0.39	[5]	(0.06)	(0.43)	11.72	2.85	[4]
9/30/03[8]	12.13	0.46		(0.29)	(0.48)	11.82	1.47	[4]
9/30/02[8]	11.85	0.45		0.31	(0.48)	12.13	6.59	[4]

[1]	Commencement of operations of share class.
[2]	Annualized.
[3]	Sales load not reflected in total return.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

BLACKROCK FUNDS

	NET ASSETS END OF PERIOD (000)	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING WAIVERS)	PORTFOLIO TURNOVER RATE
Pennsylvania Municipal Bond Portfolio (Continued)
Investor B Class
9/30/06	$7,095	1.69%	1.81%	3.60%	3.48%	55%
9/30/05	13,408	1.76	1.82	3.60	3.54	13
9/30/04	19,604	1.75	1.89	3.66	3.52	2
9/30/03[8]	24,795	1.82	2.03	3.63	3.42	3
9/30/02[8]	28,346	1.82	2.02	3.72	3.53	22
Investor C Class
9/30/06	$1,619	1.68%	1.77%	3.56%	3.47%	55%
9/30/05	1,773	1.75	1.82	3.59	3.52	13
9/30/04	1,916	1.80	1.94	3.60	3.46	2
9/30/03[8]	1,974	1.82	2.03	3.61	3.40	3
9/30/02[8]	1,615	1.81	2.00	3.69	3.50	22
New Jersey Municipal Bond Portfolio (Continued)
Institutional Class
9/30/06	$136,536	0.60%	0.74%	4.52%	4.38%	14%
9/30/05	137,256	0.60	0.84	4.51	4.27	17
9/30/04	151,808	0.60	0.83	4.54	4.31	15
9/30/03[8]	124,713	0.60	0.83	5.17	4.94	22
9/30/02[8]	128,553	0.60	0.82	5.20	4.98	14
Service Class
9/30/06	$13,806	0.90%	1.05%	4.23%	4.08%	14%
9/30/05	14,839	0.90	1.09	4.21	4.02	17
9/30/04	15,940	0.90	1.11	4.27	4.06	15
9/30/03[8]	16,534	0.90	1.13	4.87	4.64	22
9/30/02[8]	17,506	0.90	1.12	4.89	4.67	14
Investor A Class
9/30/06	$7,077	0.93%	1.12%	4.20%	4.01%	14%
9/30/05	7,729	0.99	1.19	4.11	3.91	17
9/30/04	6,193	1.05	1.31	4.12	3.86	15
9/30/03[8]	5,995	1.08	1.30	4.70	4.48	22
9/30/02[8]	5,812	1.07	1.29	4.66	4.44	14
Investor B Class
9/30/06	$10,332	1.71%	1.78%	3.42%	3.35%	14%
9/30/05	10,891	1.75	1.85	3.36	3.26	17
9/30/04	11,696	1.80	1.97	3.37	3.20	15
9/30/03[8]	12,411	1.82	2.04	3.93	3.71	22
9/30/02[8]	9,066	1.81	2.03	3.92	3.71	14
Investor C Class
9/30/06	$1,515	1.75%	1.82%	3.39%	3.32%	14%
9/30/05	2,013	1.76	1.86	3.37	3.27	17
9/30/04	3,350	1.78	1.94	3.31	3.15	15
9/30/03[8]	1,877	1.82	2.04	3.91	3.69	22
9/30/02[8]	1,106	1.80	2.01	3.75	3.54	14

[6]	Less than $(.01) per share.
[7]	Not annualized.
[8]	Audited by other auditors.
[9]	Net Assets end of period are less than $500.
[10]	There were no Service shares outstanding as of September 30, 2006.

25

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS

(A)    Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2006, the Fund had 51 registered portfolios, three of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2006, no Hilliard Lyons Shares were outstanding.

The following Portfolios of the Fund changed their names during the year ended September 30, 2006:

FORMER NAME	NEW NAME
Pennsylvania Tax-Free Income Portfolio New Jersey Tax-Free Income Portfolio	Pennsylvania Municipal Bond Portfolio New Jersey Municipal Bond Portfolio

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B)    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees (the “Board”); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board. As of September 30, 2006, there were no Fair Valued Assets.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or subadvisor deems relevant.

26

BLACKROCK FUNDS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Swap Agreements — The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as a component of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable change in the fluctuation of interest and/or exchange rates. There were no swap agreements held by the Portfolios at September 30, 2006.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use these instruments for leverage. These futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures contracts held by the Portfolios at September 30, 2006.

Tender Option Bonds — A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The creation of tender option bond trusts fulfills two objectives which municipal securities are deposited into the trusts: (i) the creation of the P-floats, the terms of which mimic, in certain respects, the variable rate demand securities issued in the primary municipal securities market, and (ii) the creation of a residual interest, which establishes an economically leveraged position in the municipal securities. Tender option bonds may be considered to be derivatives. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the advisor’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

27

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated each day to the respective class on the basis of the relative net assets.

(C)    Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), a wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), serves as sub-advisor for all of the Portfolios. BlackRock, Inc. is an affiliate of Merrill Lynch and PNC.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

PENNSYLVANIA MUNICIPAL BOND AND NEW JERSEY MUNICIPAL BOND
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion — $2 billion	0.450
$2 billion — $3 billion	0.425
greater than $3 billion	0.400

The investment advisory fee for the UltraShort Municipal Portfolio is 0.45% of average daily net assets.

BlackRock pays BFM a fee for its sub-advisory services.

PFPC Trust Company, an indirect subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer agent and dividend disbursing agent. The custodian and the transfer agent have voluntarily agreed to waive a portion of their fees during the period.

28

BLACKROCK FUNDS

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. (the “Plan”)

Prior to February 1, 2006, the BlackRock shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2006, the Fund paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
UltraShort Municipal	$—	$8
Pennsylvania Municipal Bond	367	6,017
New Jersey Municipal Bond	550	1,969

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the classes, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

For the year ended September 30, 2006, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

	SHARE CLASSES						TOTAL
ADMINISTRATION FEES	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$6,833	$6,287	$—	$—	$—	$—	$13,120
Pennsylvania Municipal Bond	—	388,010	2,999	19,183	7,358	1,161	418,711
New Jersey Municipal Bond	—	87,696	9,514	4,889	6,841	1,119	110,059

	SHARE CLASSES						TOTAL
ADMINISTRATION FEES WAIVED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$6,833	$1,861	$—	$—	$—	$—	$8,694
Pennsylvania Municipal Bond	—	388,010	2,997	—	1,388	274	392,669
New Jersey Municipal Bond	—	87,608	7,046	1,172	—	—	95,826

29

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	SHARE CLASSES						TOTAL
TRANSFER AGENT FEES	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$1,931	$1,132	$43	$48	$—	$—	$3,154
Pennsylvania Municipal Bond	—	69,568	1,892	14,351	8,580	1,075	95,466
New Jersey Municipal Bond	—	15,322	11,153	3,372	5,190	1,287	36,324

	SHARE CLASSES						TOTAL
TRANSFER AGENT FEES WAIVED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$396	$—	$8	$9	$—	$—	$413
Pennsylvania Municipal Bond	—	10,270	353	—	542	108	11,273
New Jersey Municipal Bond	—	2,096	1,669	448	—	—	4,213

	SHARE CLASSES						TOTAL
TRANSFER AGENT FEES REIMBURSED	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$1,027	$—	$35	$38	$—	$—	$1,100
Pennsylvania Municipal Bond	—	21,704	1,089	—	5,280	363	28,436
New Jersey Municipal Bond	—	5,083	3,794	168	—	—	9,045

	SHARE CLASSES				TOTAL
SHAREHOLDER SERVICE FEES	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	$—	$2	$—	$—	$2
Pennsylvania Municipal Bond	12,895	72,265	24,046	4,268	113,474
New Jersey Municipal Bond	36,211	18,324	25,936	4,012	84,483

	SHARE CLASSES
DISTRIBUTION FEES	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Pennsylvania Municipal Bond	$28,880	$72,631	$12,803	$114,314
New Jersey Municipal Bond	7,318	77,807	12,035	97,160

SHARE CLASS
DISTRIBUTION FEES WAIVED	INVESTOR A
Pennsylvania Municipal Bond	$28,880
New Jersey Municipal Bond	7,318

In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the year ending February 1, 2007 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses as follows. This agreement is reviewed annually by the Fund’s Board.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
UltraShort Municipal	0.35%	0.45%	0.75%	0.80%	NA	NA
Pennsylvania Municipal Bond	NA	0.60%	0.90%	1.07%	1.65%[1]	1.65%[1]
New Jersey Municipal Bond	NA	0.60%	0.90%	0.90%[1]	1.82%	1.82%

[1]	Prior to February 1, 2006, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 1.82% for the Investor B and Investor C share classes of Pennsylvania Municipal Bond; and 1.07%, Investor A share class of New Jersey Municipal Bond.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1)

30

BLACKROCK FUNDS

the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor and administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

TOTAL WAIVERS SUBJECT TO REIMBURSEMENT EXPIRING OCTOBER 13, 2006
UltraShort Municipal	$540,736
Pennsylvania Municipal Bond	2,863,594
New Jersey Municipal Bond	865,241

The following waivers previously incurred on the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2006:

Pennsylvania Municipal Bond	$1,383,044
New Jersey Municipal Bond	278,302

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC, fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares, and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class-Specific Fee Arrangements
	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C
Portfolio	Contractual Fees	Actual Fees(4)	Contractual Fees	Actual Fees(4)	Contractual Fees(1)	Actual Fees(4)	Contractual Fees(2)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)	Contractual Fees(3)	Actual Fees(4)
UltraShort Municipal	None	None	None	None	0.25%	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A
Pennsylvania Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%
New Jersey Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%	1.00%

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(4) — the actual fees are for the year ended September 30, 2006.

BlackRock maintains a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2006, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statements of Operations.

	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
UltraShort Municipal	$1,199	$403	$8	$9	$—	$—	$1,619
Pennsylvania Municipal Bond	—	30,946	513	2,598	934	169	35,160
New Jersey Municipal Bond	—	6,238	2,118	696	826	150	10,028

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Pennsylvania Municipal Bond	$5,400
New Jersey Municipal Bond	452

$5,852

For the year ended September 30, 2006, BDI and other affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Class as follows:

Pennsylvania Municipal Bond	$23,639
New Jersey Municipal Bond	9,309

For the year ended September 30, 2006, affiliates received the following contingent deferred sales charges relating to transactions in Investor B Class and Investor C Class:

	INVESTOR B CLASS	INVESTOR C CLASS
Pennsylvania Municipal Bond	$24,438	$1,372
New Jersey Municipal Bond	13,140	—

For the year ended September 30, 2006, long term investments in companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	PORTFOLIO COMPANY	BEGINNING PAR	PURCHASES	SALES	ENDING PAR	NET REALIZED GAIN /LOSS	INTEREST/ AMORTIZATION INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
Pennsylvania Municipal Bond	Delaware River Port Auth. PA & NJ Rev. RITES Rev., Ser. 99	10,000,000	—	—	10,000,000	$—	$1,274,301	$12,531,200
	Delaware Vy. Regl. Fin. Auth. Govt. RITES PA -1041 Rev., Ser. 02A	2,000,000	—	—	2,000,000	—	411,497	3,208,580
	Delaware Vy. Regl. Fin. Auth. Loc. Govt. RITES PA -1041 Rev., Ser. 02A	—	4,670,000	—	4,670,000	—	4,847	7,492,034
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00A	400,000	—	—	400,000	—	43,034	517,360
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00B	500,000	—	—	500,000	—	55,708	653,580
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00C	500,000	—	—	500,000	—	56,315	650,500
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00D	690,000	—	—	690,000	—	78,465	895,565
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00E	250,000	—	—	250,000	—	28,712	323,710
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00F	250,000	—	—	250,000	—	28,542	325,670

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	PORTFOLIO COMPANY	BEGINNING PAR	PURCHASES	SALES	ENDING PAR	NET REALIZED GAIN/LOSS	INTEREST/ AMORTIZATION INCOME	MARKET VALUE OF AFFILIATES AT SEPTEMBER 30, 2006
New Jersey Municipal Bond	Delaware River Port Auth. PA & NJ Rev. RITES PA - 611 Rev., Ser. 00	5,000,000	—	—	5,000,000	$—	$534,385	$5,934,950
	Cmwith. Infra. Fin. Auth. SO RITES, PA -569 Rev., Ser.99	2,000,000	—	—	2,000,000	—	169,377	2,170,040
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00A	400,000	—	—	400,000	—	43,051	517,360
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00B	500,000	—	—	500,000	—	55,708	653,580
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00C	500,000	—	—	500,000	—	56,315	650,500
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00D	650,000	—	—	650,000	—	73,916	843,648
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00E	250,000	—	—	250,000	—	28,712	323,710
	Cmwith. Infra. Fin. Auth. SO RITES, Ser. 00F	250,000	—	—	250,000	—	28,528	325,670

In addition to the above income earned on investments in companies considered to be an affiliate, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2006 is as follows:

UltraShort Municipal	$12
Pennsylvania Municipal Bond Portfolio	234
New Jersey Municipal Bond Portfolio	319

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly”.

(D)	Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

	PURCHASES	SALES
UltraShort Municipal	$65,924,891	$80,403,414
Pennsylvania Municipal Bond	349,033,541	409,617,763
New Jersey Municipal Bond	22,838,215	26,324,506

There were no purchases and sales of U.S. government securities during the year ended September 30, 2006.

33

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E)	Capital Shares

Transactions in capital shares for each year were as follows:

	ULTRASHORT MUNICIPAL
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	1,337,088	$13,277,292	2,236,236	$22,229,904
Institutional Class	297,253	2,948,959	531,983	5,283,813
Service Class	2	22	—	—
Investor A Class	459	4,629	4,970	50,016
Shares issued in reinvestment of dividends:
BlackRock Class	63,563	631,180	59,428	590,642
Institutional Class	1,591	15,788	1,684	16,722
Service Class	—	—	—	—
Investor A Class	1	12	3	26
Shares redeemed:
BlackRock Class	(3,575,094)	(35,510,456)	(2,249,340)	(22,360,127)
Institutional Class	(594,331)	(5,896,258)	(907,432)	(9,011,740)
Service Class	(12)	(123)	—	—
Investor A Class	(520)	(5,256)	(4,897)	(49,260)

Net decrease	(2,470,000)	$(24,534,211)	(327,365)	$(3,250,004)

	PENNSYLVANIA MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	8,992,716	$92,577,192	8,822,824	$93,341,728
Service Class	18,680	192,011	48,976	517,224
Investor A Class	408,003	4,181,898	348,356	3,686,712
Investor B Class	11,658	118,977	34,768	366,250
Investor C Class	52,592	535,872	34,135	357,808
Shares issued in reinvestment of dividends:
Institutional Class	98,417	1,009,169	97,496	1,030,731
Service Class	8,940	91,581	12,728	134,722
Investor A Class	101,948	1,044,749	106,902	1,130,750
Investor B Class	29,858	304,363	45,852	482,072
Investor C Class	3,095	31,629	3,826	40,313
Shares redeemed:
Institutional Class	(15,763,200)	(161,487,457)	(9,131,240)	(96,572,101)
Service Class	(93,871)	(958,974)	(144,415)	(1,530,324)
Investor A Class	(710,151)	(7,279,499)	(747,020)	(7,903,793)
Investor B Class	(646,192)	(6,575,422)	(631,808)	(6,644,992)
Investor C Class	(69,042)	(704,692)	(47,135)	(496,282)

Net decrease	(7,556,549)	$(76,918,603)	(1,145,755)	$(12,059,182)

34

BLACKROCK FUNDS

	NEW JERSEY MUNICIPAL BOND
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	1,963,005	$22,376,028	1,537,821	$17,984,593
Service Class	170,876	1,936,515	29,258	343,064
Investor A Class	94,642	1,078,856	237,446	2,775,458
Investor B Class	77,946	884,143	42,331	494,772
Investor C Class	34,642	395,753	40,719	476,873
Shares issued in reinvestment of dividends:
Institutional Class	6,086	69,287	5,921	69,071
Service Class	30,109	342,260	35,652	416,398
Investor A Class	19,874	226,013	16,564	193,299
Investor B Class	23,448	266,674	21,648	252,755
Investor C Class	2,792	31,825	5,243	61,375
Shares redeemed:
Institutional Class	(1,948,740)	(22,161,166)	(2,623,161)	(30,654,400)
Service Class	(282,172)	(3,199,464)	(141,208)	(1,651,138)
Investor A Class	(166,801)	(1,893,547)	(113,443)	(1,322,639)
Investor B Class	(143,717)	(1,635,700)	(119,681)	(1,402,303)
Investor C Class	(79,595)	(906,803)	(157,599)	(1,837,993)

Net decrease	(197,605)	$(2,189,326)	(1,182,489)	$(13,800,815)

On September 30, 2006, three shareholders held approximately 90% of the UltraShort Municipal Portfolio, one shareholder held approximately 88% of the Pennsylvania Municipal Bond Portfolio and one shareholder held approximately 79% of the New Jersey Municipal Bond Portfolio.

(F)	Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. Due to tax reclassifications, a portion of the distributions during the year ended September 30, 2006 may be redesignated as return of capital at fiscal year end.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005, were as follows:

	TAX-FREE INCOME	ORDINARY INCOME	TOTAL DISTRIBUTIONS
UltraShort Municipal
9/30/06	$927,358	$—	$927,358
9/30/05	770,909	—	770,909
Pennsylvania Municipal Bond
9/30/06	27,850,706	1,216,063	29,066,769
9/30/05	33,000,554	—	33,000,554
New Jersey Municipal Bond
9/30/06	7,108,676	—	7,108,676
9/30/05	7,656,354	—	7,656,354

35

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED TAX-FREE INCOME	UNDISTRIBUTED ORDINARY INCOME	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER CAPITAL LOSSES
UltraShort Municipal	$19,363	$—	$109,650	$20,620
Pennsylvania Municipal Bond	—	199,211	39,785,849	—
New Jersey Municipal Bond	344,550	3,221	7,686,779	127,616

Post-October Capital Losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year.

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30							TOTAL
	2008	2009	2010	2011	2012	2013	2014
UltraShort Municipal	$—	$—	$—	$—	$32,641	$—	$77,009	$109,650
Pennsylvania Municipal Bond	—	5,707,603	8,626,794	15,329,699	—	10,121,753	—	39,785,849
New Jersey Municipal Bond	733,444	2,652,175	162,686	2,530,579	883,300	724,595	—	7,686,779

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Pennsylvania Municipal Bond Portfolio used $5,914,852 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2006.

As of September 30, 2006, the following permanent differences attributable to income recognition differences, prior year over distributions and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	INCREASE (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME	INCREASE ACCUMULATED NET REALIZED GAIN	INCREASE (DECREASE) PAID-IN-CAPITAL
Pennsylvania Municipal Bond	$1,584,263	$337,035	$(1,921,298)
New Jersey Municipal Bond	(31,541)	31,541	—

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(G)	Concentration of Credit Risk

The Portfolios concentrate their investments in securities issued by state agencies, other governmental entities and U.S. territories. The Portfolios are more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these states, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments, than if the Portfolios were not concentrated in securities issued by state agencies, other governmental entities and U.S. territories.

36

BLACKROCK FUNDS

(H)	Subsequent Events

On October 11, 2006, a final distribution was declared for UltraShort Municipal, Pennsylvania Municipal Bond and New Jersey Municipal Bond. The dividends were paid on October 12, 2006, to shareholders of record on October 10, 2006. The following chart shows the per share amount for each share class:

	ORDINARY INCOME
	BLACKROCK CLASS	INSTITUTIONAL CLASS	SERVICE CLASS	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
UltraShort Municipal	$0.012163	$0.012033	$—	$0.010371	$—	$—
Pennsylvania Municipal Bond	—	0.013447	0.012200	0.012010	0.009084	0.009084
New Jersey Municipal Bond	—	0.017590	0.016207	0.016207	0.012567	0.012265

Effective as of the close of business on October 13, 2006 (the “Reorganization Date”), BlackRock Short-Term Municipal Fund (formerly Merrill Lynch Municipal Bond Fund Short-Term Portfolio), BlackRock Pennsylvania Municipal Bond Fund (formerly Merrill Lynch Pennsylvania Municipal Bond Fund) and BlackRock New Jersey Municipal Bond Fund (formerly Merrill Lynch New Jersey Municipal Bond Fund) acquired all of the assets and certain stated liabilities of the BlackRock UltraShort Municipal Portfolio, BlackRock Pennsylvania Municipal Bond Income Portfolio and BlackRock New Jersey Municipal Bond Portfolio, respectively. The acquisition was accomplished by a tax-free exchange on the Reorganization Date as follows: 1,092,953, 11 and 2,005 BlackRock Class, Institutional Class and Investor A Class shares, respectively, of BlackRock UltraShort Municipal Portfolio were exchanged for 1,094,165, 11 and 2,041 BlackRock Class, Institutional Class and Investor A Class shares, respectively, of BlackRock Short-Term Municipal Fund; 2,395,867, 212,623, 2,665,284, 689,714 and 157,666 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class, shares, respectively, of BlackRock Pennsylvania Municipal Bond Portfolio were exchanged for 2,173,804, 192,712, 2,414,744, 622,139 and 142,420 Institutional Class, Service Class, and Investor A Class, Investor B Class and Investor C Class, respectively, of BlackRock Pennsylvania Municipal Bond Fund; 182,818, 926,123, 607,976, 902,341 and 131,960 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock New Jersey Municipal Bond Portfolio were exchanged for 193,436, 980,176, 642,864, 955,090 and 139,982 Institutional Class, Service Class, Investor A Class, Investor B Class and Investor C Class shares, respectively, of BlackRock New Jersey Municipal Bond Fund. The net assets on the Reorganization Date were $18,031,273, $566,638,752 and $168,592,880 for the BlackRock UltraShort Municipal Portfolio, BlackRock Pennsylvania Municipal Bond Portfolio and BlackRock New Jersey Municipal Bond Portfolio, respectively, including net unrealized appreciation/depreciation of investments of $(28,132), $28,046,715, $9,377,475 respectively. All shares were exchanged at the net asset value per share on October 13, 2006.

Effective upon the closing of the corporate merger (Note A), the 0.10% distributed fee on Investor A and Hilliard Lyons Shares was eliminated.

37

BLACKROCK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the UltraShort Municipal, Pennsylvania Municipal Bond, and New Jersey Municipal Bond Portfolios, three of the fifty-one portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Pennsylvania Municipal Bond and New Jersey Municipal Bond Portfolios for the years ended September 30, 2003 and September 30, 2002, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

38

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Stree.t Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.	N/A

39

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

40

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 46 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

41

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 46 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

42

BLACKROCK FUNDS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

43

BLACKROCK FUNDS

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

44

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved new investment advisory and sub-advisory agreements (each, a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC, and between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. (collectively, the “Advisors”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisors, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intended to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a

45

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisors, including compliance services;

(vi) that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) for Portfolios currently having an investment sub-advisor, the existence of that sub-advisory relationship, the division of responsibilities between the investment advisor and the sub-advisor and the services provided by each of them;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(x) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xii) the fact that each Portfolio’s total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same, and the fact that each applicable Portfolio’s investment advisor will continue to bear all of its sub-advisory fees;

(xiii) the terms and conditions of the New Advisory Agreements, including the differences from the Portfolios’ current investment advisory and sub-advisory agreements (collectively, the “Current Advisory Agreements”);

(xiv) that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisors had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Advisor in light of the nature, extent and quality of the services to be provided by the Advisor, the investment performance of each Portfolio and the Advisor, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisors, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940

46

BLACKROCK FUNDS

Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisors’ investment philosophy and process used to manage each of the Portfolios, as well as a description of each Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisors to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisors’ in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisors to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisors, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisors with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisors’ and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisors would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the Securities and Exchange Commission.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature,

47

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

quality and extent of the services provided by the applicable Advisor to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the applicable Current Advisory Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio’s peers selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•	except for the Institutional Class of the Pennsylvania Municipal Bond Portfolio, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•	each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that with respect to the Institutional Class of the Pennsylvania Municipal Bond Portfolio, the difference by which such Portfolio’s contractual advisory fees were higher than the median for its peers was not significant.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction. However, the Board noted that in connection with the Transaction, it intends to recommend the reorganization of each of the following Portfolios into a comparable MLIM fund that has a higher contractual advisory fee or net expenses, which, if approved by Portfolio shareholders, would result in the contractual advisory fee for each of the New Jersey Municipal Bond and Pennsylvania Municipal Bond Portfolios increasing by .05% and .04%, respectively, although overall net expenses would remain the same.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board,

48

BLACKROCK FUNDS

including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisors pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Pennsylvania Municipal Bond Portfolio and the Investor A Class of the New Jersey Municipal Bond Portfolio, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio’s peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisors’ and their affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisors and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock’s profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted

49

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Advisory Agreement and Sub-Advisory Agreement. For each of the following Portfolios, as well as a change to the fundamental investment policy regarding investments in municipal securities for the Portfolios indicated below. The votes regarding the approval of the new agreements and the change to the fundamental investment policies were as follows:

Approve the new Investment Advisory Agreement:

	FOR	AGAINST	ABSTAIN
UltraShort Municipal	1,969,667	—	—
Pennsylvania Municipal Bond	57,097,926	170,739	137,041
New Jersey Municipal Bond	12,999,402	18,615	27,290

Approve the new Sub-Advisory Agreement:

	FOR	AGAINST	ABSTAIN
UltraShort Municipal	1,969,667	—	—
Pennsylvania Municipal Bond	57,098,545	156,514	150,647
New Jersey Municipal Bond	12,972,400	24,624	48,283

Approve the Agreement and Plan of Reorganization:

	FOR	AGAINST	ABSTAIN
UltraShort Municipal[1]	1,405,727	472,413	41
Pennsylvania Municipal Bond	56,980,501	101,605	69,865
New Jersey Municipal Bond	12,995,729	17,444	28,469

Approve the Change to the Fundamental Investment Policy:

	FOR	AGAINST	ABSTAIN
Pennsylvania Municipal Bond	57,063,884	157,124	184,698
New Jersey Municipal Bond	12,981,464	22,556	41,287

[1]	— The Special Meeting of Shareholders was adjourned until September 15, 2006

50

BLACKROCK FUNDS

Investment Advisor	Distributor
BlackRock Advisors, LLC Wilmington, Delaware 19809	BlackRock Distributors, Inc. King of Prussia, Pennsylvania 19406

Sub-Advisor	Co-Administrator
BlackRock Financial Management, Inc. New York, New York 10022	BlackRock Advisors, LLC Wilmington, Delaware 19809

Custodian	Counsel
PFPC Trust Company Philadelphia, Pennsylvania 19153	Simpson Thacher & Bartlett LLP New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc.	Deloitte & Touche LLP
Wilmington, Delaware 19809	Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Science & Technology	BlackRock Legacy Portfolio
BlackRock Aurora Portfolio	Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Small Cap Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global Technology Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Value Fund	BlackRock Natural Resources Trust
BlackRock Developing Capital Markets Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Equity Dividend Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Small Cap Core Equity Portfolio
BlackRock Euro Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Investment Trust	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Core Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Resources Portfolio*	BlackRock Latin America Fund

Fixed Income Portfolios

BlackRock Bond Fund	BlackRock Intermediate Bond Portfolio	BlackRock Real Investment Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios

BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio‡	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio‡	BlackRock OH Municipal MM Portfolio‡	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio‡	BlackRock PA Municipal MM Portfolio‡	BlackRock VA Municipal MM Portfolio‡

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.
‡	Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

TAXFR2-ANN 9/06

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to make an addition to the list of policies that address conflicts of interest.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is available without charge upon request by calling toll-free (800) 441-7762.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an “independent” Trustee: Bruce R. Bond, Peter S. Drotch, Robert M. Hernandez, Dr. Matina Horner, Toby Rosenblatt and David R. Wilmerding, Jr. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – Fiscal Year Ending September 30, 2006 - $1,000,600

   Fiscal Year Ending September 30, 2005 - $927,100

(b) Audit-Related Fees – Fiscal Year Ending September 30, 2006 - $287,700

                  Fiscal Year Ending September 30, 2005 - $182,200

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees. The services were for security counts per Rule 17f-2 under the Investment Company Act of 1940 (the “1940 Act”).

(c) Tax Fees – Fiscal Year Ending September 30, 2006 - $225,200

Fiscal Year Ending September 30, 2005 - $202,100

The nature of the services include tax compliance, tax advice, tax planning; federal, state and local income and excise tax review and related advice and planning and miscellaneous tax advice.

(d) All Other Fees – Fiscal Year Ending September 30, 2006 - $18,600

          Fiscal Year Ending September 30, 2005 - $17,500

The nature of the services include a review of compliance procedures and providing an attestation regarding such review.

Audit Committee Pre-Approval Policies and Procedures

(e)(1) The Registrant has polices and procedures (the “Policy”) for the pre-approval by the Registrant’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Registrant’s independent auditor (the “Independent Auditor”) to the Registrant and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its November meeting of each year, the Audit Committee will approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Registrant and (B) all engagements for non-audit services that directly impacted the operations and financial reporting or the Registrant to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) BlackRock Advisors, LLC (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Registrant.

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under the Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Registrant are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Registrant structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Registrant not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

The Audit Committee believes that the Independent Auditor can provide Tax services to the Registrant and Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the Registrant or the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Fiscal Year Ending September 30, 2006 - $286,200

      Fiscal Year Ending September 30, 2005 - $286,200

(h) The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance and Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures since the Registrant last provided disclosure pursuant to this item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics - see Item 2.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 filed as EX-99.CERT.
(b)	Certification of Principal Executive and Financial Officers pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BlackRock FundsSM

By:	/s/ Henry Gabbay
Name:	Henry Gabbay
Title:	President and Principal Executive Officer
Date:	December 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Henry Gabbay
Name:	Henry Gabbay
Title:	President and Principal Executive Officer
Date:	December 7, 2006

By:	/s/ Donald C. Burke
Name:	Donald C. Burke
Title:	Treasurer and Principal Financial Officer
Date:	December 7, 2006